As filed with the Securities and Exchange Commission on April 19, 2017
1933 Act Registration No. 333-61554
1940 Act Registration No. 811-08517
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 69
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 567
Lincoln Life Variable Annuity Account N
(Exact Name of Registrant)
Lincoln ChoicePlusSM II Advance and
Lincoln ChoicePlus AssuranceSM (L Share)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
(Name of Depositor)
1300 South Clinton Street
Post Office Box 1110
Fort Wayne, Indiana 46801
(Address of Depositor’s Principal Executive Offices)
Depositor’s Telephone Number, Including Area Code: (260) 455-2000
Kirkland L. Hicks, Esquire
The Lincoln National Life Insurance Company
150 North Radnor Chester Road
Radnor, PA 19087
(Name and Address of Agent for Service)
Copy to:
Mary Jo Ardington, Esquire
The Lincoln National Life Insurance Company
1300 S. Clinton Street
Fort Wayne, Indiana 46802
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
/ / immediately upon filing pursuant to paragraph (b) of Rule 485
/x/ on May 1, 2017, pursuant to paragraph (b) of Rule 485
/ / 60 days after filing pursuant to paragraph (a)(1) of Rule 485
/ / on __________, pursuant to paragraph (a)(1) of Rule 485
Title of Securities being registered:
Interests in a separate account under individual flexible
payment deferred variable annuity contracts.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Market Select® Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement.  You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017. The Guaranteed Annual Income rates may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Annual Income amount is calculated when you elect the rider. Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65+	5.00%	65-74	4.50%
		75+	5.00%

The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

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i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Prospectus 1

Lincoln ChoicePlusSM II Advance
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*
AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund

1

American Funds Growth-Income Fund
American Funds International Fund
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Investments VIT Funds:
Deutsche Equity 500 Index VIP Portfolio
Deutsche Small Cap Index VIP Portfolio
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund
LVIP Managed Risk Profile 2020 Fund
LVIP Managed Risk Profile 2030 Fund
LVIP Managed Risk Profile 2040 Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
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LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Equity Income Fund*
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.
3

4

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under certain Living Benefit Riders, the Guaranteed Amount or Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.

5

Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under certain Living Benefit Riders, a value used to calculate either the Guaranteed Annual Income amount or the minimum payouts under your contract at a later date. The amount of the Income Base may vary based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the seventh contract anniversary.
Purchase Payments—Amounts paid into the contract other than Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Annual Income rates under Lincoln Market Select® Advantage, and the Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.
6

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	6.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage.
•	Table D reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2]
Estate Enhancement Benefit Rider (EEB) in Combination with 5% Step-up
Mortality and Expense Risk Charge	1.80%
Administrative Charge	0.15%
Total Separate Account Expenses	1.95%
Estate Enhancement Benefit Rider (EEB) without 5% Step-up
Mortality and Expense Risk Charge	1.75%
Administrative Charge	0.15%
Total Separate Account Expenses	1.90%
5% Step-up Death Benefit
Mortality and Expense Risk Charge	1.70%
Administrative Charge	0.15%
Total Separate Account Expenses	1.85%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.55%
Administrative Charge	0.15%
Total Separate Account Expenses	1.70%

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Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.45%
Administrative Charge	0.15%
Total Separate Account Expenses	1.60%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[3,4]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[5]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[6]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[7]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[7]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[8]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[9]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[3]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base.
[4]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[5]	As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments, 5% Enhancements, and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Lincoln Market Select® Advantage Charge for more information.
[6]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information.
[7]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information.
[8]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information.
[9]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased
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by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.15%
Guarantee of Principal Death Benefit	2.00%
Account Value Death Benefit	1.95%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.40%	4.60%
Current Charge	3.10%	3.30%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.25%	4.45%
Current Charge	2.95%	3.15%
Account Value Death Benefit
Guaranteed Maximum Charge	4.20%	4.40%
Current Charge	2.90%	3.10%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.15%	4.15%
Current Charge	2.80%	3.00%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.00%	4.00%
Current Charge	2.65%	2.85%
Account Value Death Benefit
Guaranteed Maximum Charge	3.95%	3.95%
Current Charge	2.60%	2.80%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.65%
Current Charge	2.65%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.50%
Account Value Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.45%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. These
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charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for more information.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)1
Annual Account Fee:[2]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.70%
Guarantee of Principal Death Benefit	1.60%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[3,4]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Guaranteed Minimum Annual Charge	1.05%	1.25%
[1]	These charges also apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[2]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[3]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.
[4]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – Rider Charges – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

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TABLE D
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage:	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.70%
Guarantee of Principal Death Benefit	1.60%

i4LIFE® Advantage Select Guaranteed Income Benefit:[2]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select® Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select® Advantage current charge rate. (The Lincoln Market Select® Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.65%
Current Charge	2.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.65%
Account Value Death Benefit
Guaranteed Maximum Charge	3.45%
Current Charge	2.60%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information.

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The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.34%	2.25%
Net Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.33%	1.61%
*	Several of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that i4LIFE® Advantage with the EGMDB Death Benefit and Select Guaranteed Income Benefit at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,281	$2,404	$3,278	$6,261
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$681	$2,004	$3,278	$6,261
The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB with 5% Step-Up Death Benefit and Lincoln Market Select® Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,240	$2,340	$3,266	$6,697
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$640	$1,940	$3,266	$6,697
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The Examples do not reflect any Persistency Credits. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts – Market Timing for a discussion of redemption fees.
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For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability. This contract is no longer available for purchase.
What is an L-Share contract? The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. See The Contracts for more information. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) the period of time that you must own the contract to receive the maximum benefit from any optional Living Benefit Rider you purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 6.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
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See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Persistency Credit? A Persistency Credit of 0.075% of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit
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Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage (without Guaranteed Income Benefit). Lincoln Market Select® Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit are unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section of this prospectus for more information. Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements and Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
What is Lincoln Market Select® Advantage? Lincoln Market Select® Advantage is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year), or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Market Select® Advantage section of this prospectus for more information. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments, 5% Enhancements (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups, and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. Lincoln Market Select® Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. You cannot simultaneously elect Lincoln Market Select® Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – Lincoln Market Select® Advantage.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period, subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you transition to i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements and Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk). i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
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May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A to this prospectus provides more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.
In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.
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These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.
Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the
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funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.35% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting
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us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth.
•	Growth Fund (Class 2): Growth of capital.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income.
•	International Fund (Class 2): Long-term growth of capital.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.
•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Equity 500 Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the
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performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”), which emphasizes stocks of large US companies.
•	Deutsche Small Cap Index VIP Portfolio (Class A): To replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small US companies.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisors, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not offered in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not offered in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.
Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
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•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Standard Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Standard Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Standard Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Standard Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.
•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Standard Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
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•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.(2)
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
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•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): To maximize capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): This fund is not offered in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Equity Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.
•	George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not offered in contracts issued on or after May 24, 2004
•	Growth & Income Fund (Class IB): Capital growth and current income.
This fund is not offered in contracts issued on or after May 24, 2004. This fund will merge into the Putnam VT Equity Income Fund on or about May 15, 2017.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series or Funds or accounts, the repayment of capital from the Series or Funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
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When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.
Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
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•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge; and
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB) in combination with 5% Step-up	Estate Enhancement Benefit rider (EEB) without 5% Step-up	5% Step-up Death Benefit	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit (GOP)
Mortality and expense risk charge	1.80%	1.75%	1.70%	1.55%	1.45%
Administrative charge	0.15%	0.15%	0.15%	0.15%	0.15%
Total annual charge for each Subaccount	1.95%	1.90%	1.85%	1.70%	1.60%
Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	6%	5%	4%	3%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial Regular Income Payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
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•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Market Select® Advantage or any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.
We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
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Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
Lincoln Market Select® Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market Select® Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased for subsequent Purchase Payments, 5% Enhancements and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders – Lincoln Market Select® Advantage– Income Base.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of the Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
Lincoln Lifetime IncomeSM Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current
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annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
4LATER® Advantage (Managed Risk) Charge (This rider is no longer available). While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may
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opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.
If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will
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never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (This rider is no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.
The annual i4LIFE® Advantage charge rate during the Access Period is: 1.95% for the i4LIFE® Advantage Account Value Death Benefit; 2.00% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.15% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the
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Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.10%	3.30%
Guarantee of Principal Death Benefit	2.95%	3.15%
Account Value Death Benefit	2.90%	3.10%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.80%	3.00%
	(2.65% for version 1, 2 and 3)	(2.65% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.65%	2.85%
	(2.50% for version 1, 2 and 3)	(2.50% for version 1, 2 and 3)
Account Value Death Benefit	2.60%	2.80%
	(2.45% for version 1, 2 and 3)	(2.45% for version 1, 2 and 3)

These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option) of the Account Value for Select Guaranteed Income Benefit or 2.00% of the Account Value for Guaranteed Income Benefit (Managed Risk and version 4)or 1.50% (version 2 and version 3). If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.
i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, 4LATER® Advantage (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
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This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
4LATER® Advantage (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
Lincoln Market Select® Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.70% for the EGMDB, and 1.60% for the Guarantee of Principal Death Benefit . Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider charge rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.
1/1/15 Initial i4LIFE® Advantage Account Value	$100,000
1/1/15 Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/15 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The current charge for the Prior Rider is assessed against the Income Base since it is larger than the Account Value	$1,562.50
1/2/15 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/15 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
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The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/16 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/16 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/17 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/17 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider charge rate increases from 1.25% to 1.35%.
1/2/17 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider current charge rate (1.35%/1.25%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.60% for the i4LIFE® Advantage Account Value Death Benefit; 2.65% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the
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Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.45% for the i4LIFE® Advantage Account Value Death Benefit; 2.50% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.65% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.
There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. The L-Share contract may be appropriate
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for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) the period of time that you must own the contract to receive the maximum benefit from any optional Living Benefit Rider you purchase.
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted
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that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.075%. This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.
There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close
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then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
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If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.
In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If
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requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
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As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
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The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.
Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
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Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.
Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
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upon death of:	and...	and...	Death Benefit proceeds pass to:
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage and have the EEB Death Benefit or 5% Step-up or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Guarantee of Principal Death Benefit. Check with your registered representative regarding state availability. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
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Enhanced Guaranteed Minimum Death Benefit (EGMDB).
If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.
For contracts purchased after June 2, 2003 (or later in some states), the Contractowner may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will begin deducting the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
5% Step-Up Death Benefit. This Death Benefit option is no longer available unless you had elected it prior to January 15, 2003. If the 5% Step-Up Death Benefit is in effect, the Death Benefit paid will be the greater of the Death Benefit under the EGMDB or the accumulation of all Purchase Payments minus the accumulation of all withdrawals. These Purchase Payments and withdrawals are accumulated at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary.
After a contract is issued, the Contractowner may discontinue the 5% Step-Up Death Benefit at any time by completing the Change of Death Benefit form and sending it to us. The benefit will be discontinued as of the Valuation Date we receive the request, and the Death Benefit will be the EGMDB. We will stop deducting the charge for the 5% Step-Up as of that date. See Charges and Other Deductions. If you discontinue the benefit, it cannot be reinstated. There is an additional charge for this Death Benefit.
All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Estate Enhancement Benefit Rider (EEB Rider). This Death Benefit is no longer available. The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value For contracts purchased prior to June 2, 2003 (or later, depending on your state) the sum of all Purchase Payments will be reduced by the sum of all withdrawals (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
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•	(Only if this rider is elected in combination with the 5% Step Up Death Benefit): The accumulation of all Purchase Payments minus the accumulation of all withdrawals at an annual rate of 5% from the date of the transaction to the earlier of the date of death of the deceased person or the contract anniversary immediately preceding the deceased person's 81st birthday. Each transaction is accumulated separately to a maximum of 200% of the transaction. The accumulation as of the contract anniversary immediately preceding the 81st birthday of the deceased Contractowner, joint owner or Annuitant will then be increased by Purchase Payments made on or subsequent to that contract anniversary and decreased by withdrawals on or subsequent to the contract anniversary; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
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The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.
Accumulated Benefit Enhancement (ABESM). This benefit is no longer available.
Whenever this ABESM Death Benefit is in effect, the Death Benefit amount will be greater than the Death Benefit chosen under the contract and this ABESM Death Benefit. Any Death Benefit will be paid in a manner defined within the contract (see the discussions on Death Benefits Before the Annuity Commencement Date and General Death Benefit Information in this prospectus).
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Death Benefit will be equal to the sum of all Purchase Payments made under the new contract, plus the Enhancement Amount minus all withdrawals, including any applicable charges and any premium tax incurred. However, if the death occurs in the first Contract year, only 75% of the Enhancement Amount will be used to calculate the ABESM Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value received by us was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Under the new contract, upon the death of any Contractowner, joint owner or Annuitant who was not a Contractowner or Annuitant on the effective date of the new contract, the ABESM Death Benefit will be equal to the Contract Value under the new contract as of the date the death claim is approved by use for payment (unless the change occurred because of the death of a Contractowner, joint owner or Annuitant). If any Contractowner, joint owner or Annuitant is changed due to a death and the new Contractowner, joint owner or Annuitant is age 76 or older when added to the contract, then the ABESM Death Benefit for this new Contractowner, joint owner or Annuitant will be equal to the Contract Value as of the date the death claim is approved by us for payment.
The ABESM Death Benefit will terminate on the earliest of:
•	the Valuation Date the selected Death Benefit option of the contract is changed; or
•	the Annuity Commencement Date.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
General Death Benefit Information
Only one of these Death Benefit elections may be in effect at any one time (in addition to ABESM). Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB and your total annual charge will be reduced to the EGMBD charge that was in effect at the time you purchased your contracts.
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The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in Good Order, we require all the following:
1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2. written authorization for payment; and
3. all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by
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limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Market Select® Advantage	On or after October 3, 2016	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® International Value Equity Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund

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•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund
All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP® Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
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In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund

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•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund
To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk) you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing
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date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available in your contract; refer to the “Description of the Funds” section of this prospectus for more information.
Group 1 Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund (not available for riders purchased on or after May 22, 2017)
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
No subaccounts at this time.
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Group 1 Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP U.S. Growth Allocation Managed Risk Fund
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders purchased on or after May 22, 2017)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund

Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect Lincoln Market Select® Advantage or i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund

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Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Building Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund

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•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015 and prior to October 3, 2016. For i4LIFE® Advantage Guaranteed Income Benefit (version 4) riders purchased on or after October 5, 2015 and prior to October 3, 2016, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio

LVIP Baron Growth Opportunities Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Core Series
Deutsche Alternative Asset Allocation VIP Portfolio

LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
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Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

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Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series
The ClearBridge Variable Mid Cap Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, PIMCO VIT CommodityRealReturn® Strategy Portfolio, and Templeton Global Bond VIP Fund are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or
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reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated. As of the date of this prospectus, we currently have such an offer in place.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current rates and/or current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates or percentages. The rates and percentages may change with each Rate Sheet and may be higher or lower than the rates or percentages on the previous Rate Sheet. The rates and percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the rates and percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The rates and percentages from previous effective periods are included in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
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Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within an Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this section. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing on or after age 55 (younger of you or your spouse under the joint life option). The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, amount of guaranteed income, investment options available, as well as the charge structure. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider offered in your contract at the same time.
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If you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (if available). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. If you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. You are eligible for a 5% Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary during an Enhancement Period, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86 and if there were no withdrawals in the preceding Benefit Year. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the original Enhancement Period, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period.
A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. After the tenth Benefit Year anniversary, the rider charge could increase to the then current charge at the time a 5% Enhancement is applied. If your charge rate is increased due to a 5% Enhancement, you will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within an Enhancement Period.
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Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined above) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the Enhancement Period. A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. See the 5% Enhancement section above. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
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Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after January 23, 2017, at age 60 (single life option), your Guaranteed Annual Income rate is 4.25% (see the table below). If you waited until you were age 65 (single life option) to make your first withdrawal your Guaranteed Annual Income rate would be 5.25%. During the first Benefit Year, the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
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Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
70+	5.00%	70+	4.50%
Note that Guaranteed Annual Income rates for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider purchased prior to January 23, 2017, and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The example assumes a 4.25% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4.25%)	$8,500
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,500
Contract Value after withdrawal ($210,000 - $8,500)	$201,500
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4.25%)	$8,713
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,713 (4.25% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,125 (4.25% of $50,000 Income Base), an additional Purchase Payment of $10,000 increased the Guaranteed Annual Income amount that Benefit Year to $2,550 ($2,125 + 4.25% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older
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(joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
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When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,644 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,613 (4.25% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,613 is within the Guaranteed Annual Income amount, $8,387 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,613 and the Income Base is not reduced:
Contract Value = $56,387 ($60,000 - $3,613)
Income Base = $85,000
The Contract Value is also reduced by the $8,387 Excess Withdrawal and the Income Base is reduced by 14.875%, the same proportion by which the Excess Withdrawal reduced the $56,387 Contract Value ($8,387 ÷ $56,387)
Contract Value = $48,000 ($56,387 - $8,387)
Income Base = $72,357 ($85,000 x 14.875% = $12,644; $85,000 - $12,644 = $72,356)
Guaranteed Annual Income amount = $3,075 (4.25% of $72,356 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,356
Guaranteed Annual Income amount = $3,075 (4.25% x $72,356)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,613 Guaranteed Annual Income amount is not subject to surrender charges; the $8,387 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph); and
4. This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an
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RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market Select® Advantage; or
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
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•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.
This discussion applies to Contractowners who previously elected a Lincoln Lifetime IncomeSM Advantage 2.0 rider and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 must transition to i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchased their Lincoln Lifetime IncomeSM Advantage 2.0 rider. If you choose to make this transition, the Contractowner can use the greater of their Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
For any version of Lincoln Lifetime IncomeSM Advantage 2.0, if you have the single life option, and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit single life option. If you have the joint life option, and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you elected your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to transition to i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from a Lincoln Lifetime IncomeSM Advantage 2.0 rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under your Lincoln Lifetime IncomeSM Advantage 2.0 rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Lincoln Lifetime IncomeSM Advantage 2.0 rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
You should consider that not all i4LIFE® Advantage Death Benefit options will be available to you. Refer to the Expense Table: i4LIFE® Advantage with Guaranteed Income Benefit (Managed Risk) for Contractowners who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) for available Death Benefit options.
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Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero. Withdrawals will also negatively impact the 5% Enhancement.
In order to purchase Lincoln Market Select® Advantage, your Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this prospectus. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, amount of guaranteed income, investment options available, as well as the amount of the charges. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and 5% Enhancement.
Availability. Lincoln Market Select® Advantage is only available to current Contractowners who have previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. If you terminate an existing rider to elect Lincoln Market Select® Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market Select® Advantage. Your initial Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the effective date of the Lincoln Market Select® Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Lincoln Market Select® Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and
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electing Lincoln Market Select® Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.
Lincoln Market Select® Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Market Select® Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market Select® Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time.
If you purchase Lincoln Market Select® Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
5% Enhancement. On each Benefit Year anniversary, during the Enhancement Period the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and if there were no withdrawals in the preceding Benefit Year. The Enhancement Period is a 10-year period that begins on the effective date of the rider. Any Purchase Payments made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first ten Benefit years, you will continue to be eligible for the 5% Enhancements through the end of the Enhancement Period. In order to be eligible to receive 5% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within the Enhancement Period.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 (= $115,000 x 1.05% + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
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Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if applicable, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market Select® Advantage Charge.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse your step-up will not be reimbursed.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement (if applicable) through the end of the Enhancement Period. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancements will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). The 5% Enhancement or an Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 5% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.
The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, the effective period, and the date by which your rider election
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form must be signed and dated for a rider to be issued with those rates. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The rates will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Annual Income rates for the next effective period will be disclosed in a new Rate Sheet. In order to get the rates indicated in a Rate Sheet, your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, the current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Annual Income rates from previous effective periods are included in an appendix to this prospectus.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The example assumes a 4% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Income Base on the rider’s effective date	$200,000
Initial Guaranteed Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Income Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Income Base on the first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
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Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Market Select® Advantage.
The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,816.14 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph); and
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4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life.
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment, if the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Income Base upon death of the Contractowner or Annuitant. In addition, Lincoln Market Select® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
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i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market Select® Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Select Guaranteed Income Benefit prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you have the Lincoln Market Select® Advantage single life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit single life option. If you have the Lincoln Market Select® Advantage joint life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit joint life option. The Access Period requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from Lincoln Market Select® Advantage to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market Select® Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market Select® Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market Select® Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.
An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
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By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure and investment options. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is also included in this prospectus (see i4LIFE® Advantage option). Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
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Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
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	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.
The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
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On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.
The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
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	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth Benefit Year anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)
Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
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In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if
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your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
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•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase.
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
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Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):
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	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.
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2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the
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highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed
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Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or
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•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
The 4LATER® Advantage (Managed Risk) rider is no longer available for purchase.
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elected 4LATER® Advantage (Managed Risk) at the time you purchased the contract, the Income Base equals your initial Purchase Payment. If you elected the rider after you purchased the contract, the initial Income Base equals the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the
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rider charge and account fee), plus any Purchase Payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary,
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the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Advantage (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of Lincoln Market Select® Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
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You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected an EEB Death Benefit or 5% Step-up Death Benefit, you must elect a new Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
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We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.
The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this
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calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
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References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value, depending on the terms of your contract.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.
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In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.
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The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider) – i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit. Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market Select® Advantage or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in another rider. In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Market Select® Advantage or Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Select Guaranteed Income Benefit. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.
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The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an appendix to this prospectus.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The current specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit under Guaranteed Income Benefit (Managed Risk) are outlined in the table below. The percentages and age-bands for Guaranteed Income Benefit (Managed Risk and version 4) elected during previous effective periods can be found in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under another Living Benefit Rider. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk and version 4) are not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
Please note that Guaranteed Income Benefit percentages for prior effective periods are in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime
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Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage is used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Rider – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2016 Initial Guaranteed Income Benefit (4.0% x $100,000 Account Value)	$4,000
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a
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step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to transition to i4LIFE® Advantage Guaranteed Income Benefit may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above. If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Lincoln Market Select® Advantage. Contractowners who purchase Lincoln Market Select® Advantage and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market Select® Advantage.
If this election is made, you can use the greater of the Income Base under Lincoln Market Select® Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage riders elected is set forth in a supplement to this prospectus called a Rate Sheet. See the Select Guaranteed Income Benefit sections above for more information about the Rate Sheet. The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage riders elected during previous effective periods can be found in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage 2.0 who wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to purchase i4LIFE® Advantage Guaranteed Income Benefit (version 4) even though it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for the purchasers of this rider. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage may elect the i4LIFE® Advantage Select Guaranteed Income Benefit. At the time the initial Guaranteed Income Benefit is determined, the remaining Guaranteed Amount (if greater than the Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life (joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The Guaranteed Income Benefit percentage applicable to Contractowners who transition from Lincoln SmartSecurity® Advantage to Select Guaranteed Income Benefit are set forth in a supplement to this prospectus, called a Rate Sheet. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Select Guaranteed Income Benefit election to determine the percentage applicable to their contracts. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet.
4LATER® Advantage (Managed Risk). Contractowners who elected 4LATER® Advantage (Managed Risk) must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is
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determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to transition to the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit.
The following is an example of how the Guaranteed Amount or the Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Benefit under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the
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i4LIFE® Advantage Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:
i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)
Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. For IRA annuity contracts, you may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice. Upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, you may not terminate i4LIFE® Advantage once you have elected it.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to
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receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
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Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:
Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not
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attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.
If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
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If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692
Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
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Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.
Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection,
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unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.
Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws
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relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.
You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
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•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:
(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
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•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market Subaccount until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 5.10% of Purchase Payments, plus up to 0.25% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 5.10% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service
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standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
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Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;
•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
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Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
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Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
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We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.
Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
115

Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
116

Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.
The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
117

•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.
118

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below.
Statement of Additional Information Request Card
Lincoln ChoicePlusSM II Advance
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlusSM II Advance.
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.
119

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120

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
AB VPS Global Thematic Growth
2007	11.527	13.554	7	11.582	13.625	8	11.588	13.639	10	11.680	13.768	87	4.384	5.173	86
2008	13.554	6.983	6	13.625	7.023	13	13.639	7.033	10	13.768	7.111	77	5.173	2.674	47
2009	6.983	10.487	6	7.023	10.552	18	7.033	10.574	9	7.111	10.706	73	2.674	4.030	58
2010	10.487	12.195	6	10.552	12.278	8	10.574	12.309	9	10.706	12.482	50	4.030	4.704	17
2011	12.195	9.160	5	12.278	9.226	7	12.309	9.254	9	12.482	9.398	41	4.704	3.545	14
2012	9.160	10.172	5	9.226	10.251	2	9.254	10.288	9	9.398	10.467	36	3.545	3.951	9
2013	10.172	12.263	5	10.251	12.365	2	10.288	12.415	1*	10.467	12.649	30	3.951	4.780	9
2014	12.263	12.604	4	12.365	12.715	2	12.415	12.773	1*	12.649	13.034	24	4.780	4.930	8
2015	12.604	12.688	3	12.715	12.806	2	12.773	12.870	1*	13.034	13.154	23	4.930	4.980	5
2016	12.688	12.334	1*	12.806	12.455	2	12.870	12.524	1*	13.154	12.819	18	4.980	4.858	6
AB VPS Growth and Income(1)
2004	11.179	12.193	81	11.191	12.212	133	11.204	12.233	158	11.243	12.294	1,186	10.256	11.226	559
2005	12.193	12.507	78	12.212	12.533	170	12.233	12.561	109	12.294	12.642	1,287	11.226	11.556	676
2006	12.507	14.349	62	12.533	14.386	132	12.561	14.425	85	12.642	14.540	1,110	11.556	13.304	632
2007	14.349	14.756	47	14.386	14.802	132	14.425	14.849	70	14.540	14.990	937	13.304	13.729	527
2008	14.756	8.582	43	14.802	8.613	113	14.849	8.645	62	14.990	8.740	747	13.729	8.013	404
2009	8.582	10.129	24	8.613	10.170	87	8.645	10.213	55	8.740	10.341	641	8.013	9.490	324
2010	10.129	11.205	19	10.170	11.256	64	10.213	11.309	47	10.341	11.468	537	9.490	10.535	251
2011	11.205	11.655	35	11.256	11.715	57	11.309	11.776	48	11.468	11.959	359	10.535	10.997	191
2012	11.655	13.401	31	11.715	13.476	48	11.776	13.554	43	11.959	13.785	286	10.997	12.689	170
2013	13.401	15.646	26	13.476	15.736	46	13.554	15.829	25	13.785	16.109	265	12.689	14.833	161
AB VPS International Value(2)
2006	10.561	11.821	7	11.050	11.825	5	10.241	11.828	8	10.154	11.839	62	9.552	11.846	78
2007	11.821	12.238	7	11.825	12.248	22	11.828	12.257	17	11.839	12.287	136	11.846	12.309	119
2008	12.238	5.607	8	12.248	5.614	42	N/A	N/A	N/A	12.287	5.643	141	12.309	5.659	61
2009	5.607	7.387	8	5.614	7.401	28	N/A	N/A	N/A	5.643	7.454	80	5.659	7.482	55
2010	7.387	7.556	8	7.401	7.574	34	N/A	N/A	N/A	7.454	7.644	66	7.482	7.680	41
2011	7.556	5.97	2	7.574	5.987	28	7.591	6.003	3	7.644	6.054	45	7.68	6.089	37
2012	5.97	6.685	1*	5.987	6.708	29	6.003	6.730	3	6.054	6.797	43	6.089	6.843	31
2013	6.685	7.349	1*	6.708	7.374	27	6.730	7.400	3	6.797	7.478	37	6.843	7.532	30
AB VPS Large Cap Growth
2007	11.429	12.735	14	11.459	12.775	17	11.489	12.814	28	11.581	12.936	234	6.080	6.798	264
2008	12.735	7.516	13	12.775	7.543	16	12.814	7.570	23	12.936	7.654	158	6.798	4.026	199
2009	7.516	10.105	11	7.543	10.147	15	7.570	10.188	20	7.654	10.317	130	4.026	5.432	159
2010	10.105	10.885	10	10.147	10.935	11	10.188	10.985	12	10.317	11.140	120	5.432	5.872	135
2011	10.885	10.325	9	10.935	10.378	10	10.985	10.430	14	11.140	10.594	85	5.872	5.590	91
2012	10.325	11.759	8	10.378	11.825	9	10.430	11.891	10	10.594	12.097	70	5.590	6.389	88
2013	11.759	15.799	5	11.825	15.895	7	11.891	15.992	9	12.097	16.294	55	6.389	8.615	70
2014	15.799	17.638	4	15.895	17.754	7	15.992	17.872	9	16.294	18.236	46	8.615	9.651	54
2015	17.638	19.175	3	17.754	19.311	6	17.872	19.448	10	18.236	19.875	44	9.651	10.529	45
2016	19.175	19.247	3	19.311	19.394	6	19.448	19.541	8	19.875	20.000	35	10.529	10.606	38
AB VPS Small/Mid Cap Value
2007	20.591	20.501	26	20.644	20.564	18	20.699	20.630	4	20.862	20.824	264	20.971	20.954	116
2008	20.501	12.918	20	20.564	12.964	16	20.630	13.012	4	20.824	13.154	222	20.954	13.250	90
2009	12.918	18.073	13	12.964	18.146	15	13.012	18.223	6	13.154	18.449	176	13.250	18.602	68
2010	18.073	22.436	12	18.146	22.539	15	18.223	22.645	7	18.449	22.961	163	18.602	23.174	65
2011	22.436	20.106	6	22.539	20.208	14	22.645	20.313	2	22.961	20.627	112	23.174	20.840	56
2012	20.106	23.359	4	20.208	23.490	14	20.313	23.624	2	20.627	24.025	83	20.840	24.297	38
2013	23.359	31.530	5	23.490	31.722	18	23.624	31.919	1*	24.025	32.510	74	24.297	32.910	35
2014	31.530	33.687	4	31.722	33.909	15	31.919	34.137	1*	32.510	34.821	62	32.910	35.285	32
2015	33.687	31.155	4	33.909	31.376	15	34.137	31.603	1*	34.821	32.284	60	35.285	32.748	28
2016	31.155	38.129	3	31.376	38.419	14	31.603	38.716	1*	32.284	39.610	52	32.748	40.218	22
American Century VP Balanced
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
A-1

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century VP Inflation Protection(3)
2004	9.991	10.385	11	10.042	10.389	8	9.991	10.392	58	9.991	10.401	109	10.000	10.407	100
2005	10.385	10.344	19	10.389	10.352	15	10.392	10.360	50	10.401	10.385	409	10.407	10.402	218
2006	10.344	10.304	9	10.352	10.317	32	10.360	10.330	46	10.385	10.371	384	10.402	10.398	213
2007	10.304	11.065	4	10.317	11.085	30	10.330	11.105	42	10.371	11.165	344	10.398	11.206	173
2008	11.065	10.678	19	11.085	10.702	96	11.105	10.727	28	11.165	10.802	393	11.206	10.851	188
2009	10.678	11.544	14	10.702	11.576	94	10.727	11.608	24	10.802	11.707	398	10.851	11.772	183
2010	11.544	11.898	7	11.576	11.938	93	11.608	11.977	5	11.707	12.096	367	11.772	12.176	141
2011	11.898	13.039	8	11.938	13.089	86	11.977	13.138	4	12.096	13.289	307	12.176	13.39	119
2012	13.039	13.732	8	13.089	13.791	89	13.138	13.850	2	13.289	14.030	264	13.39	14.151	96
2013	13.732	13.419	3	13.791	13.479	79	13.850	13.540	2	14.030	13.724	241	14.151	13.847	91
American Funds Global Growth
2007	14.858	16.735	31	14.878	16.765	66	14.897	16.795	8	14.955	16.886	673	14.994	16.947	345
2008	16.735	10.111	35	16.765	10.135	64	16.795	10.158	9	16.886	10.228	540	16.947	10.275	247
2009	10.111	14.111	11	10.135	14.151	51	10.158	14.190	9	10.228	14.310	444	10.275	14.390	214
2010	14.111	15.464	5	14.151	15.515	44	14.190	15.566	9	14.310	15.721	391	14.390	15.825	155
2011	15.464	13.818	4	15.515	13.870	39	15.566	13.923	9	15.721	14.083	305	15.825	14.190	136
2012	13.818	16.608	4	13.870	16.680	35	13.923	16.752	10	14.083	16.969	239	14.190	17.116	107
2013	16.608	21.040	3	16.680	21.141	24	16.752	21.243	3	16.969	21.551	196	17.116	21.759	85
2014	21.040	21.111	3	21.141	21.223	21	21.243	21.336	2	21.551	21.678	170	21.759	21.909	79
2015	21.111	22.140	2	21.223	22.268	20	21.336	22.398	5	21.678	22.791	157	21.909	23.057	67
2016	22.140	21.847	2	22.268	21.985	20	22.398	22.124	2	22.791	22.546	150	23.057	22.832	58
American Funds Global Small Capitalization
2007	26.482	31.535	25	26.555	31.638	69	26.628	31.742	36	26.837	32.039	530	15.341	18.333	520
2008	31.535	14.374	28	31.638	14.428	57	31.742	14.482	22	32.039	14.640	402	18.333	8.385	365
2009	14.374	22.737	26	14.428	22.834	52	14.482	22.931	16	14.640	23.215	344	8.385	13.311	298
2010	22.737	27.296	23	22.834	27.426	47	22.931	27.557	14	23.215	27.940	279	13.311	16.036	222
2011	27.296	21.643	21	27.426	21.758	39	27.557	21.872	12	27.940	22.210	221	16.036	12.760	185
2012	21.643	25.084	21	21.758	25.229	32	21.872	25.375	9	22.210	25.805	174	12.760	14.840	139
2013	25.084	31.556	17	25.229	31.755	21	25.375	31.954	6	25.805	32.545	145	14.840	18.734	120
2014	31.556	31.604	16	31.755	31.818	13	31.954	32.034	5	32.545	32.675	121	18.734	18.828	107
2015	31.604	31.076	15	31.818	31.302	14	32.034	31.530	6	32.675	32.210	107	18.828	18.579	91
2016	31.076	31.115	15	31.302	31.358	12	31.530	31.602	5	32.210	32.331	98	18.579	18.667	76
American Funds Growth
2007	16.622	18.314	266	16.667	18.372	646	16.711	18.431	172	16.844	18.605	6,106	9.839	10.878	5,110
2008	18.314	10.063	229	18.372	10.100	532	18.431	10.137	131	18.605	10.248	4,744	10.878	5.998	3,919
2009	10.063	13.758	209	10.100	13.815	447	10.137	13.873	106	10.248	14.046	4,116	5.998	8.229	3,248
2010	13.758	16.013	189	13.815	16.088	371	13.873	16.163	81	14.046	16.390	3,471	8.229	9.612	2428
2011	16.013	15.032	165	16.088	15.110	299	16.163	15.188	68	16.390	15.424	2,715	9.612	9.055	1,984
2012	15.032	17.379	151	15.110	17.478	278	15.188	17.577	61	15.424	17.877	2,190	9.055	10.505	1,637
2013	17.379	22.174	138	17.478	22.311	226	17.577	22.450	43	17.877	22.867	1,828	10.505	13.451	1,314
2014	22.174	23.596	127	22.311	23.754	198	22.450	23.913	37	22.867	24.394	1559	13.451	14.363	1117
2015	23.596	24.728	118	23.754	24.905	184	23.913	25.085	23	24.394	25.628	1334	14.363	15.105	889
2016	24.728	26.551	114	24.905	26.755	165	25.085	26.962	20	25.628	27.586	1173	15.105	16.276	703
American Funds Growth-Income
2007	14.925	15.374	527	14.965	15.424	880	15.005	15.473	227	15.123	15.618	7,887	14.140	14.617	4,952
2008	15.374	9.371	401	15.424	9.405	661	15.473	9.440	205	15.618	9.543	5,954	14.617	8.940	3,857
2009	9.371	12.061	369	9.405	12.111	579	9.440	12.162	174	9.543	12.313	5,150	8.940	11.547	3,171
2010	12.061	13.179	224	12.111	13.241	536	12.162	13.303	126	12.313	13.489	4,362	11.547	12.663	2,517
2011	13.179	12.688	194	13.241	12.754	446	13.303	12.820	101	13.489	13.019	3,527	12.663	12.233	2,099
2012	12.688	14.619	161	12.754	14.702	411	12.820	14.786	89	13.019	15.037	2,857	12.233	14.144	1,747
2013	14.619	19.139	146	14.702	19.258	338	14.786	19.377	59	15.037	19.736	2,366	14.144	18.583	1,418
2014	19.139	20.766	126	19.258	20.905	311	19.377	21.045	51	19.736	21.467	1994	18.583	20.233	1175
2015	20.766	20.661	113	20.905	20.810	293	21.045	20.960	34	21.467	21.412	1706	20.233	20.201	961
2016	20.661	22.596	109	20.810	22.771	245	20.960	22.946	32	21.412	23.476	1510	20.201	22.171	792
A-2

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds International
2007	19.467	22.914	79	19.519	22.986	248	19.573	23.061	82	19.725	23.275	2,183	11.338	13.392	1,907
2008	22.914	13.005	60	22.986	13.053	196	23.061	13.102	69	23.275	13.243	1,646	13.392	7.628	1,433
2009	13.005	18.248	66	13.053	18.323	176	13.102	18.402	57	13.243	18.628	1,366	7.628	10.740	1,053
2010	18.248	19.190	63	18.323	19.279	154	18.402	19.371	45	18.628	19.639	1,152	10.740	11.334	851
2011	19.190	16.191	52	19.279	16.274	128	19.371	16.360	44	19.639	16.612	921	11.334	9.596	652
2012	16.191	18.722	49	16.274	18.828	118	16.360	18.936	39	16.612	19.256	752	9.596	11.135	498
2013	18.722	22.333	42	18.828	22.470	85	18.936	22.611	31	19.256	23.028	628	11.135	13.329	403
2014	22.333	21.320	41	22.470	21.462	62	22.611	21.608	30	23.028	22.039	537	13.329	12.770	338
2015	21.320	19.962	37	21.462	20.105	59	21.608	20.251	17	22.039	20.686	472	12.770	11.998	282
2016	19.962	20.268	34	20.105	20.423	53	20.251	20.582	15	20.686	21.056	427	11.998	12.225	250
BlackRock Global Allocation V.I.
2009	10.747	11.548	1*	11.260	11.551	4	N/A	N/A	N/A	10.085	11.566	77	10.265	11.573	229
2010	11.548	12.430	3	11.551	12.440	15	11.555	12.450	5	11.566	12.481	250	11.573	12.501	296
2011	12.430	11.746	12	12.440	11.762	16	12.450	11.777	7	12.481	11.823	280	12.501	11.854	286
2012	11.746	12.668	4	11.762	12.690	11	11.777	12.713	3	11.823	12.783	277	11.854	12.829	247
2013	12.668	14.214	4	12.690	14.247	19	12.713	14.280	3	12.783	14.379	302	12.829	14.446	229
2014	14.214	14.209	4	14.247	14.249	14	14.280	14.289	2	14.379	14.410	276	14.446	14.491	209
2015	14.209	13.795	1*	14.249	13.840	33	14.289	13.887	2	14.410	14.025	217	14.491	14.118	178
2016	13.795	14.043	1*	13.840	14.097	32	13.887	14.151	2	14.025	14.313	198	14.118	14.423	159
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.359	10.536	8	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.967	10.530	2	10.927	10.538	1*	10.536	10.564	10	11.154	10.582	7
2016	N/A	N/A	N/A	10.530	11.273	2	10.538	11.288	1*	10.564	11.332	9	10.582	11.362	7
Delaware VIP Diversified Income
2007	11.160	11.757	59	11.175	11.778	43	11.190	11.799	49	11.233	11.863	708	11.263	11.906	311
2008	11.757	10.965	55	11.778	10.990	38	11.799	11.015	3	11.863	11.092	599	11.906	11.143	259
2009	10.965	13.620	44	10.990	13.658	26	11.015	13.696	10	11.092	13.812	641	11.143	13.889	208
2010	13.620	14.407	27	13.658	14.455	24	13.696	14.503	9	13.812	14.647	583	13.889	14.744	200
2011	14.407	14.999	27	14.455	15.056	22	14.503	15.113	31	14.647	15.286	469	14.744	15.403	155
2012	14.999	15.720	24	15.056	15.788	21	15.113	15.856	7	15.286	16.062	430	15.403	16.201	121
2013	15.720	15.198	20	15.788	15.271	17	15.856	15.344	7	16.062	15.567	396	16.201	15.717	99
2014	15.198	15.647	20	15.271	15.730	16	15.344	15.814	7	15.567	16.067	348	15.717	16.238	82
2015	15.647	15.139	20	15.730	15.227	15	15.814	15.316	9	16.067	15.585	320	16.238	15.766	69
2016	15.139	15.334	21	15.227	15.431	14	15.316	15.529	9	15.585	15.825	281	15.766	16.026	58
Delaware VIP Emerging Markets
2007	20.990	28.512	5	39.833	54.134	10	39.937	54.303	12	21.127	28.769	203	30.253	41.238	114
2008	28.512	13.509	7	54.134	25.662	7	54.303	25.756	2	28.769	13.666	163	41.238	19.608	85
2009	13.509	23.539	7	25.662	44.737	8	25.756	44.922	1*	13.666	23.871	143	19.608	34.285	62
2010	23.539	27.289	4	44.737	51.889	6	44.922	52.130	1*	23.871	27.743	128	34.285	39.886	62
2011	27.289	21.409	2	51.889	40.729	5	52.130	40.939	2	27.743	21.819	110	39.886	31.401	45
2012	21.409	23.974	2	40.729	45.632	5	40.939	45.890	2	21.819	24.495	99	31.401	35.287	33
2013	23.974	25.829	2	45.632	49.187	2	45.890	49.490	1*	24.495	26.456	80	35.287	38.150	30
2014	25.829	23.236	2	49.187	44.273	2	49.490	44.567	1*	26.456	23.861	61	38.150	34.442	29
2015	23.236	19.420	1*	44.273	37.020	3	44.567	37.285	1*	23.861	19.992	53	34.442	28.887	24
2016	19.420	21.651	1*	37.020	41.293	2	37.285	41.610	1*	19.992	22.344	46	28.887	32.318	20
Delaware VIP High Yield
2007	16.150	16.242	23	16.196	16.296	78	16.235	16.343	63	16.364	16.498	895	13.453	13.576	528
2008	16.242	12.037	23	16.296	12.083	62	16.343	12.124	35	16.498	12.257	639	13.576	10.097	364
2009	12.037	17.548	19	12.083	17.624	49	12.124	17.693	34	12.257	17.914	555	10.097	14.771	303
2010	17.548	19.775	15	17.624	19.871	47	17.693	19.959	29	17.914	20.238	494	14.771	16.705	269
2011	19.775	19.845	13	19.871	19.951	33	19.959	20.049	45	20.238	20.361	379	16.705	16.823	193
2012	19.845	22.840	11	19.951	22.973	25	20.049	23.098	24	20.361	23.492	320	16.823	19.429	163
2013	22.840	24.409	11	22.973	24.564	23	23.098	24.710	12	23.492	25.169	281	19.429	20.837	105
2014	24.409	23.810	10	24.564	23.972	23	24.710	24.127	11	25.169	24.612	230	20.837	20.396	83
2015	23.810	21.744	7	23.972	21.904	23	24.127	22.056	5	24.612	22.533	206	20.396	18.692	68
2016	21.744	24.078	6	21.904	24.267	17	22.056	24.448	5	22.533	25.014	177	18.692	20.771	58
A-3

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Limited-Term Diversified Income
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.173	10.425	175	10.190	10.452	18
2008	10.180	10.092	7	10.345	10.110	1*	N/A	N/A	N/A	10.425	10.182	56	10.452	10.220	45
2009	10.092	11.143	5	10.110	11.168	8	10.522	11.196	5	10.182	11.271	105	10.220	11.323	68
2010	11.143	11.398	5	11.168	11.429	11	11.196	11.462	10	11.271	11.557	165	11.323	11.622	155
2011	11.398	11.463	4	11.429	11.500	17	11.462	11.540	41	11.557	11.653	153	11.622	11.730	139
2012	11.463	11.526	4	11.500	11.569	6	11.540	11.614	10	11.653	11.745	142	11.730	11.835	169
2013	11.526	11.153	4	11.569	11.200	23	11.614	11.250	8	11.745	11.394	124	11.835	11.493	156
2014	11.153	11.095	4	11.200	11.148	28	11.250	11.203	8	11.394	11.363	141	11.493	11.474	103
2015	11.095	10.950	5	11.148	11.007	20	11.203	11.067	7	11.363	11.242	128	11.474	11.363	85
2016	10.950	10.925	5	11.007	10.987	19	11.067	11.053	3	11.242	11.244	109	11.363	11.376	73
Delaware VIP REIT
2007	25.106	21.130	52	25.171	21.195	48	25.243	21.266	37	25.436	21.461	481	27.270	23.032	205
2008	21.130	13.410	50	21.195	13.458	30	21.266	13.510	19	21.461	13.654	341	23.032	14.668	145
2009	13.410	16.207	15	13.458	16.273	23	13.510	16.344	17	13.654	16.543	283	14.668	17.790	107
2010	16.207	20.123	11	16.273	20.215	19	16.344	20.314	16	16.543	20.592	246	17.790	22.166	88
2011	20.123	21.830	20	20.215	21.941	18	20.314	22.059	16	20.592	22.395	186	22.166	24.131	75
2012	21.830	24.964	19	21.941	25.103	17	22.059	25.251	12	22.395	25.674	159	24.131	27.692	62
2013	24.964	24.953	9	25.103	25.104	19	25.251	25.265	12	25.674	25.727	138	27.692	27.776	46
2014	24.953	31.597	8	25.104	31.805	16	25.265	32.024	10	25.727	32.659	110	27.776	35.296	42
2015	31.597	32.079	6	31.805	32.306	16	32.024	32.545	9	32.659	33.240	96	35.296	35.959	32
2016	32.079	33.226	5	32.306	33.478	16	32.545	33.743	5	33.240	34.515	85	35.959	37.376	25
Delaware VIP Small Cap Value
2007	21.890	19.999	29	21.947	20.061	75	22.007	20.126	47	22.181	20.315	831	24.445	22.412	337
2008	19.999	13.715	28	20.061	13.765	48	20.126	13.816	24	20.315	13.967	637	22.412	15.424	272
2009	13.715	17.695	25	13.765	17.769	38	13.816	17.844	18	13.967	18.066	519	15.424	19.970	194
2010	17.695	22.893	18	17.769	22.999	33	17.844	23.107	15	18.066	23.430	444	19.970	25.926	154
2011	22.893	22.093	16	22.999	22.207	28	23.107	22.323	11	23.430	22.669	353	25.926	25.109	111
2012	22.093	24.621	15	22.207	24.760	27	22.323	24.902	9	22.669	25.325	291	25.109	28.079	90
2013	24.621	32.155	14	24.760	32.352	22	24.902	32.554	7	25.325	33.158	231	28.079	36.800	71
2014	32.155	33.305	13	32.352	33.527	19	32.554	33.753	7	33.158	34.430	198	36.800	38.251	58
2015	33.305	30.551	11	33.527	30.770	18	33.753	30.992	5	34.430	31.662	184	38.251	35.211	49
2016	30.551	39.275	8	30.770	39.576	16	30.992	39.882	4	31.662	40.805	162	35.211	45.424	41
Delaware VIP Smid Cap Growth(4)
2007	15.908	17.233	16	15.950	17.287	52	15.991	17.340	33	16.119	17.504	490	8.180	8.892	436
2008	17.233	8.980	15	17.287	9.013	40	17.340	9.045	26	17.504	9.145	376	8.892	4.650	339
2009	8.980	13.595	13	9.013	13.652	33	9.045	13.707	13	9.145	13.879	330	4.650	7.065	226
2010	16.122	18.225	12	16.196	18.310	27	16.268	18.393	11	16.491	18.652	270	8.401	9.503	184
2011	18.225	19.285	21	18.310	19.384	18	18.393	19.483	9	18.652	19.786	233	9.503	10.091	168
2012	19.285	20.938	19	19.384	21.057	18	19.483	21.174	8	19.786	21.536	177	10.091	10.995	119
2013	20.938	28.948	7	21.057	29.126	19	21.174	29.303	6	21.536	29.849	141	10.995	15.254	101
2014	28.948	29.204	6	29.126	29.399	15	29.303	29.592	6	29.849	30.188	116	15.254	15.443	88
2015	29.204	30.733	4	29.399	30.954	15	29.592	31.173	6	30.188	31.849	111	15.443	16.309	80
2016	30.733	32.556	4	30.954	32.806	14	31.173	33.055	5	31.849	33.822	91	16.309	17.336	64
Delaware VIP U.S. Growth
2007	11.081	12.212	3	11.106	12.246	20	11.150	12.300	2	11.226	12.403	198	11.284	12.479	124
2008	12.212	6.843	5	12.246	6.865	16	12.300	6.899	2	12.403	6.967	152	12.479	7.017	84
2009	6.843	9.593	3	6.865	9.629	13	6.899	9.682	2	6.967	9.792	142	7.017	9.872	64
2010	9.593	10.681	1*	9.629	10.727	13	9.682	10.791	2	9.792	10.930	115	9.872	11.031	49
2011	10.681	11.261	2	10.727	11.315	8	10.791	11.388	10	10.930	11.552	95	11.031	11.670	38
2012	11.261	12.806	1*	11.315	12.873	8	11.388	12.963	10	11.552	13.170	74	11.670	13.317	33
2013	12.806	16.884	1*	12.873	16.982	4	12.963	17.109	8	13.170	17.407	55	13.317	17.620	28
2014	16.884	18.625	1*	16.982	18.743	3	17.109	18.892	8	17.407	19.251	57	17.620	19.506	22
2015	18.625	19.193	1*	18.743	19.324	3	18.892	19.488	8	19.251	19.887	49	19.506	20.171	14
2016	19.193	17.788	1*	19.324	17.918	2	19.488	18.079	8	19.887	18.478	44	20.171	18.760	12
A-4

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP Value
2007	15.699	14.934	12	15.740	14.982	8	15.781	15.027	20	15.908	15.171	306	15.675	14.964	167
2008	14.934	9.729	5	14.982	9.765	9	15.027	9.799	7	15.171	9.908	261	14.964	9.783	119
2009	9.729	11.225	4	9.765	11.272	3	9.799	11.318	7	9.908	11.461	215	9.783	11.327	71
2010	11.225	12.696	4	11.272	12.755	3	11.318	12.813	6	11.461	12.994	183	11.327	12.855	57
2011	12.696	13.603	5	12.755	13.674	3	12.813	13.743	30	12.994	13.958	157	12.855	13.823	54
2012	13.603	15.266	4	13.674	15.353	3	13.743	15.439	8	13.958	15.704	137	13.823	15.567	41
2013	15.266	19.969	4	15.353	20.092	5	15.439	20.214	8	15.704	20.592	117	15.567	20.433	33
2014	19.969	22.266	4	20.092	22.415	5	20.214	22.562	8	20.592	23.019	110	20.433	22.864	35
2015	22.266	21.696	9	22.415	21.852	4	22.562	22.007	9	23.019	22.486	91	22.864	22.357	13
2016	21.696	24.324	9	21.852	24.511	3	22.007	24.697	8	22.486	25.273	68	22.357	25.153	13
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	11.468	12.626	2	11.479	12.657	4	11.491	12.683	3
2011	12.607	11.978	2	N/A	N/A	N/A	12.626	12.008	1*	12.657	12.056	6	12.683	12.093	4
2012	11.978	12.847	2	12.377	12.872	1*	12.008	12.892	1*	12.056	12.963	8	12.093	13.015	2
2013	12.847	12.693	1*	12.872	12.724	1*	12.892	12.750	1*	12.963	12.840	12	13.015	12.905	4
2014	12.693	12.851	1*	12.724	12.889	2	12.750	12.922	1*	12.840	13.032	5	12.905	13.111	5
2015	12.851	11.778	1*	12.889	11.819	1*	12.922	11.855	1*	13.032	11.974	4	13.111	12.059	5
2016	11.778	12.127	1*	11.819	12.175	1*	11.855	12.218	1*	11.974	12.360	2	12.059	12.460	5
Deutsche Equity 500 Index VIP(1)
2007	13.613	14.057	10	13.648	14.101	26	13.687	14.148	18	13.795	14.281	474	9.486	9.830	264
2008	14.057	8.664	4	14.101	8.695	16	14.148	8.728	13	14.281	8.824	349	9.830	6.080	204
2009	8.664	10.733	4	8.695	10.777	15	8.728	10.824	10	8.824	10.958	294	6.080	7.558	178
2010	10.733	12.073	1*	10.777	12.129	8	10.824	12.188	11	10.958	12.358	293	7.558	8.532	157
2011	12.073	12.057	1*	12.129	12.119	7	12.188	12.184	10	12.358	12.373	171	8.532	8.551	131
2012	12.057	13.681	1*	12.119	13.758	10	12.184	13.838	9	12.373	14.074	146	8.551	9.736	115
2013	13.681	17.701	1*	13.758	17.809	5	13.838	17.922	9	14.074	18.254	94	9.736	12.641	68
2014	17.701	19.683	1*	17.809	19.814	5	17.922	19.950	9	18.254	20.349	82	12.641	14.106	56
2015	19.683	19.522	1*	19.814	19.661	3	19.950	19.805	6	20.349	20.233	66	14.106	14.039	58
2016	19.522	21.369	1*	19.661	21.531	3	19.805	21.700	5	20.233	22.202	61	14.039	15.421	48
Deutsche Small Cap Index VIP(5)
2007	18.421	17.722	3	18.471	17.780	7	18.521	17.837	7	18.666	18.003	138	18.762	18.113	50
2008	17.722	11.449	3	17.780	11.492	5	17.837	11.534	6	18.003	11.660	111	18.113	11.743	42
2009	11.449	14.211	3	11.492	14.272	2	11.534	14.332	5	11.660	14.509	101	11.743	14.627	33
2010	14.211	17.615	2	14.272	17.699	2	14.332	17.783	4	14.509	18.030	78	14.627	18.195	29
2011	17.615	16.512	2	17.699	16.599	2	17.783	16.686	2	18.030	16.943	50	18.195	17.115	19
2012	16.512	18.825	2	16.599	18.934	1*	16.686	19.042	2	16.943	19.364	35	17.115	19.581	14
2013	18.825	25.595	1*	18.934	25.756	1*	19.042	25.916	1*	19.364	26.394	26	19.581	26.716	11
2014	25.595	26.291	1*	25.756	26.469	1*	N/A	N/A	N/A	26.394	27.180	22	26.716	27.538	9
2015	26.291	24.598	1*	26.469	24.777	1*	27.642	24.958	1*	27.180	25.493	19	27.538	25.856	8
2016	24.598	29.196	1*	24.777	29.425	1*	24.958	29.652	1*	25.493	30.334	16	25.856	30.796	7
Fidelity VIP Contrafund
2007	17.197	19.783	34	17.241	19.843	127	17.294	19.915	36	17.429	20.100	1,951	17.519	20.224	722
2008	19.783	11.118	38	19.843	11.158	104	19.915	11.204	14	20.100	11.325	1,448	20.224	11.406	571
2009	11.118	14.771	26	11.158	14.830	83	11.204	14.899	9	11.325	15.083	1,265	11.406	15.206	474
2010	14.771	16.938	15	14.830	17.015	68	14.899	17.102	9	15.083	17.338	1,095	15.206	17.498	355
2011	16.938	16.148	13	17.015	16.229	58	17.102	16.321	5	17.338	16.571	836	17.498	16.741	298
2012	16.148	18.393	13	16.229	18.494	47	16.321	18.608	3	16.571	18.922	685	16.741	19.134	237
2013	18.393	23.621	12	18.494	23.763	44	18.608	23.921	2	18.922	24.361	575	19.134	24.659	215
2014	23.621	25.864	17	23.763	26.033	37	23.921	26.219	2	24.361	26.742	487	24.659	27.096	189
2015	25.864	25.470	16	26.033	25.649	34	26.219	25.846	2	26.742	26.400	418	27.096	26.777	168
2016	25.470	26.909	14	25.649	27.112	33	25.846	27.333	2	26.400	27.962	379	26.777	28.389	137
A-5

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Fidelity VIP Equity-Income(1)
2004	11.489	12.533	49	11.503	12.555	78	11.516	12.575	86	11.556	12.637	836	10.570	11.571	401
2005	12.533	12.975	57	12.555	13.005	83	12.575	13.032	76	12.637	13.116	939	11.571	12.022	501
2006	12.975	15.261	53	13.005	15.303	79	13.032	15.343	50	13.116	15.465	837	12.022	14.188	475
2007	15.261	15.157	47	15.303	15.206	62	15.343	15.253	39	15.465	15.398	703	14.188	14.141	419
2008	15.157	8.500	40	15.206	8.532	47	15.253	8.563	22	15.398	8.657	548	14.141	7.958	285
2009	8.500	10.827	35	8.532	10.873	32	8.563	10.918	15	8.657	11.054	481	7.958	10.172	220
2010	10.827	12.202	26	10.873	12.260	32	10.918	12.317	14	11.054	12.489	424	10.172	11.504	175
2011	12.202	12.044	15	12.26	12.108	24	12.317	12.17	14	12.489	12.359	306	11.504	11.396	140
2012	12.044	13.826	14	12.108	13.907	22	12.17	13.985	12	12.359	14.223	231	11.396	13.128	117
2013	13.826	16.142	13	13.907	16.239	19	13.985	16.333	9	14.223	16.621	224	13.128	15.347	111
Fidelity VIP Growth
2007	11.432	14.200	5	11.462	14.245	21	11.492	14.289	8	11.583	14.424	187	6.683	8.330	179
2008	14.200	7.338	3	14.245	7.364	21	14.289	7.391	7	14.424	7.472	135	8.330	4.320	136
2009	7.338	9.208	3	7.364	9.246	14	7.391	9.284	5	7.472	9.400	108	4.320	5.440	123
2010	9.208	11.185	3	9.246	11.237	10	9.284	11.289	5	9.400	11.447	91	5.440	6.631	94
2011	11.185	10.966	3	11.237	11.022	7	11.289	11.078	11	11.447	11.251	90	6.631	6.524	77
2012	10.966	12.303	3	11.022	12.372	5	11.078	12.442	1*	11.251	12.654	72	6.524	7.345	59
2013	12.303	16.409	1*	12.372	16.510	4	12.442	16.611	1*	12.654	16.920	59	7.345	9.831	52
2014	16.409	17.864	1*	16.510	17.983	4	16.611	18.102	1*	16.920	18.466	64	9.831	10.740	42
2015	17.864	18.729	1*	17.983	18.863	8	18.102	18.997	1*	18.466	19.409	54	10.740	11.299	34
2016	18.729	18.468	1*	18.863	18.609	7	18.997	18.751	1*	19.409	19.186	49	11.299	11.181	37
Fidelity VIP Mid Cap
2007	12.726	14.394	2	12.736	14.413	45	12.746	14.431	32	12.776	14.487	402	12.796	14.524	214
2008	14.394	8.525	26	14.413	8.540	24	14.431	8.556	3	14.487	8.602	324	14.524	8.632	176
2009	8.525	11.684	9	8.540	11.711	14	8.556	11.738	8	8.602	11.818	270	8.632	11.872	130
2010	11.684	14.732	1*	11.711	14.774	12	11.738	14.815	10	11.818	14.939	286	11.872	15.022	107
2011	14.732	12.880	1*	14.774	12.922	10	14.815	12.965	6	14.939	13.093	213	15.022	13.179	91
2012	12.880	14.470	1*	12.922	14.525	9	12.965	14.581	5	13.093	14.747	164	13.179	14.859	62
2013	14.470	19.281	1*	14.525	19.364	8	14.581	19.448	5	14.747	19.699	143	14.859	19.869	55
2014	19.281	20.050	1*	19.364	20.146	6	19.448	20.243	5	19.699	20.535	123	19.869	20.733	48
2015	20.050	19.342	2	20.146	19.445	5	20.243	19.548	3	20.535	19.860	105	20.733	20.071	39
2016	19.342	21.230	1*	19.445	21.353	5	19.548	21.478	3	19.860	21.853	97	20.071	22.108	34
Fidelity VIP Overseas(6)
2004	11.918	13.244	4	11.929	13.263	36	11.944	13.286	5	11.985	13.352	276	7.355	8.202	218
2005	13.244	15.428	4	13.263	15.458	41	13.286	15.492	10	13.352	15.592	370	8.202	9.588	264
2006	15.428	17.819	4	15.458	17.863	31	15.492	17.911	13	15.592	18.054	378	9.588	11.113	272
2007	17.819	20.454	4	17.863	20.515	28	17.911	20.581	13	18.054	20.777	296	11.113	12.801	241
2008	20.454	11.241	3	20.515	11.280	26	20.581	11.322	13	20.777	11.447	246	12.801	7.060	192
2009	11.241	13.914	3	11.280	13.970	12	11.322	14.029	2	11.447	14.205	207	7.060	8.770	132
2010	13.914	15.397	3	13.970	15.466	10	14.029	15.539	2	14.205	15.757	187	8.770	9.738	102
2011	15.397	12.481	3	15.466	12.543	6	15.539	12.609	1*	15.757	12.805	136	9.738	7.921	82
2012	12.481	14.734	2	12.543	14.815	5	12.609	14.900	1*	12.805	15.155	104	7.921	9.384	68
2013	14.734	16.424	1*	14.815	16.517	3	14.900	16.615	1*	15.155	16.909	92	9.384	10.474	67
Franklin Income VIP
2007	11.201	11.398	173	11.205	11.407	30	11.208	11.416	6	11.219	11.444	355	11.225	11.462	154
2008	11.398	7.863	22	11.407	7.873	54	11.416	7.883	6	11.444	7.914	393	11.462	7.935	159
2009	7.863	10.456	15	7.873	10.475	45	7.883	10.494	6	7.914	10.550	328	7.935	10.589	127
2010	10.456	11.553	14	10.475	11.580	38	10.494	11.607	8	10.550	11.687	277	10.589	11.741	142
2011	11.553	11.600	23	11.580	11.633	27	11.607	11.666	5	11.687	11.764	227	11.741	11.830	111
2012	11.600	12.816	23	11.633	12.858	23	11.666	12.901	3	11.764	13.029	199	11.830	13.116	90
2013	12.816	14.320	21	12.858	14.375	35	12.901	14.430	3	13.029	14.595	190	13.116	14.707	94
2014	14.320	14.692	20	14.375	14.755	28	14.430	14.819	3	14.595	15.012	179	14.707	15.142	89
2015	14.692	13.392	13	14.755	13.456	33	14.819	13.521	2	15.012	13.718	177	15.142	13.850	84
2016	13.392	14.975	11	13.456	15.055	32	13.521	15.135	2	13.718	15.378	151	13.850	15.542	73
A-6

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Franklin Mutual Shares VIP
2007	11.246	11.412	37	11.249	11.421	28	11.253	11.430	15	11.263	11.458	227	11.270	11.477	85
2008	11.412	7.038	8	11.421	7.048	32	11.430	7.057	3	11.458	7.084	206	11.477	7.104	72
2009	7.038	8.700	6	7.048	8.716	31	7.057	8.732	4	7.084	8.779	136	7.104	8.812	34
2010	8.700	9.488	7	8.716	9.510	27	8.732	9.531	3	8.779	9.598	139	8.812	9.643	29
2011	9.488	9.207	7	9.510	9.233	28	9.531	9.259	9	9.598	9.337	105	9.643	9.391	23
2012	9.207	10.316	6	9.233	10.350	23	9.259	10.384	9	9.337	10.488	84	9.391	10.558	17
2013	10.316	12.976	6	10.350	13.025	14	10.384	13.075	9	10.488	13.225	79	10.558	13.327	22
2014	12.976	13.631	6	13.025	13.690	13	13.075	13.749	9	13.225	13.928	82	13.327	14.050	21
2015	13.631	12.708	6	13.690	12.769	13	13.749	12.831	1*	13.928	13.017	74	14.050	13.144	18
2016	12.708	14.464	2	12.769	14.541	12	N/A	N/A	N/A	13.017	14.853	63	13.144	15.013	12
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	11.568	12.646	23	11.581	12.667	18	11.595	12.689	25	11.634	12.751	394	6.359	6.977	287
2005	12.646	12.996	13	12.667	13.024	20	12.689	13.053	18	12.751	13.136	439	6.977	7.195	392
2006	12.996	13.853	14	13.024	13.890	25	13.053	13.927	15	13.136	14.037	382	7.195	7.696	428
2007	13.853	15.112	11	13.890	15.160	30	13.927	15.209	9	14.037	15.352	316	7.696	8.425	375
2008	15.112	8.522	8	15.160	8.554	25	15.209	8.585	9	15.352	8.679	287	8.425	4.768	305
2009	8.522	11.999	10	8.554	12.050	22	8.585	12.100	11	8.679	12.251	262	4.768	6.737	228
2010	11.999	15.019	8	12.050	15.089	14	12.100	15.160	11	12.251	15.372	208	6.737	8.461	165
2011	15.019	14.017	7	15.089	14.09	12	15.16	14.163	7	15.372	14.382	148	8.461	7.925	136
2012	14.017	15.238	6	14.09	15.325	11	14.163	15.412	6	14.382	15.674	119	7.925	8.645	122
2013	15.238	17.736	5	15.325	17.841	11	15.412	17.946	4	15.674	18.262	115	8.645	10.076	120
Invesco V.I. American Franchise
2007	11.220	12.295	1*	11.250	12.333	7	11.284	12.377	1*	11.372	12.492	29	11.432	12.571	10
2008	12.295	6.918	1*	12.333	6.943	5	12.377	6.971	1*	12.492	7.046	26	12.571	7.098	8
2009	6.918	8.189	1*	6.943	8.223	3	N/A	N/A	N/A	7.046	8.363	17	7.098	8.432	8
2010	8.189	9.252	1*	8.223	9.296	3	N/A	N/A	N/A	8.363	9.472	17	8.432	9.560	6
2011	9.252	8.337	1*	9.296	8.380	2	N/A	N/A	N/A	9.472	8.556	15	9.560	8.645	5
2012	9.555	9.177	1*	9.607	9.229	2	N/A	N/A	N/A	9.815	9.442	13	9.919	9.549	5
2013	9.177	12.584	1*	9.229	12.660	2	N/A	N/A	N/A	9.442	12.977	10	9.549	13.138	4
2014	12.584	13.349	1*	12.660	13.436	2	N/A	N/A	N/A	12.977	13.801	6	13.138	13.985	3
2015	N/A	N/A	N/A	13.436	13.809	2	N/A	N/A	N/A	13.801	14.212	6	13.985	14.417	3
2016	N/A	N/A	N/A	13.809	13.823	2	N/A	N/A	N/A	14.212	14.255	5	14.417	14.474	2
Invesco V.I. Core Equity
2007	11.378	12.038	19	11.408	12.075	9	11.439	12.114	10	11.530	12.228	67	11.591	12.306	22
2008	12.038	8.226	18	12.075	8.255	8	12.114	8.286	6	12.228	8.377	58	12.306	8.438	3
2009	8.226	10.324	3	8.255	10.366	7	8.286	10.411	6	8.377	10.540	55	8.438	10.628	3
2010	10.324	11.061	3	10.366	11.112	6	10.411	11.165	4	10.540	11.321	45	10.628	11.427	2
2011	11.061	10.816	2	11.112	10.871	5	11.165	10.928	5	11.321	11.097	35	11.427	11.212	1*
2012	10.816	12.051	2	10.871	12.118	5	10.928	12.188	3	11.097	12.396	31	11.212	12.536	1*
2013	12.051	15.238	1*	12.118	15.331	5	12.188	15.427	3	12.396	15.713	27	12.536	15.907	1*
2014	15.238	16.116	1*	15.331	16.222	4	15.427	16.333	3	15.713	16.660	21	N/A	N/A	N/A
2015	16.116	14.856	1*	16.222	14.961	3	16.333	15.071	3	16.660	15.396	18	N/A	N/A	N/A
2016	14.856	16.029	1*	14.961	16.151	2	15.071	16.277	3	15.396	16.653	18	N/A	N/A	N/A
Invesco V.I. International Growth
2007	19.370	21.740	2	19.426	21.815	6	19.484	21.890	3	19.630	22.088	37	19.731	22.223	17
2008	21.740	12.675	2	21.815	12.725	3	21.890	12.776	2	22.088	12.910	28	22.223	13.002	8
2009	12.675	16.770	2	12.725	16.845	1*	12.776	16.920	2	12.910	17.124	26	13.002	17.263	5
2010	16.770	18.520	2	16.845	18.612	1*	16.920	18.704	2	17.124	18.958	16	17.263	19.132	4
2011	18.520	16.892	1*	18.612	16.984	1*	18.704	17.077	2	18.958	17.335	15	19.132	17.511	4
2012	16.892	19.093	1*	16.984	19.207	1*	17.077	19.321	2	17.335	19.643	11	17.511	19.862	2
2013	19.093	22.230	1*	19.207	22.374	4	19.321	22.518	1*	19.643	22.926	9	19.862	23.206	2
2014	22.230	21.820	1*	22.374	21.973	4	22.518	22.125	1*	22.926	22.560	9	23.206	22.858	3
2015	21.820	20.839	1*	21.973	20.995	4	N/A	N/A	N/A	22.560	21.600	10	22.858	21.906	3
2016	20.839	20.294	1*	20.995	20.456	4	N/A	N/A	N/A	21.600	21.088	8	21.906	21.409	3
A-7

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Janus Aspen Balanced
2007	13.201	14.278	52	13.237	14.324	41	13.274	14.371	16	13.376	14.504	295	13.447	14.595	139
2008	14.278	11.753	38	14.324	11.797	38	14.371	11.842	15	14.504	11.969	227	14.595	12.057	116
2009	11.753	14.475	29	11.797	14.536	20	11.842	14.599	13	11.969	14.778	196	12.057	14.901	88
2010	14.475	15.348	28	14.536	15.421	18	14.599	15.495	14	14.778	15.709	160	14.901	15.855	79
2011	15.348	15.256	27	15.421	15.335	15	15.495	15.417	13	15.709	15.653	148	15.855	15.815	74
2012	15.256	16.962	25	15.335	17.059	12	15.417	17.159	10	15.653	17.447	128	15.815	17.646	50
2013	16.962	19.929	25	17.059	20.053	10	17.159	20.180	6	17.447	20.550	115	17.646	20.805	41
2014	19.929	21.154	15	20.053	21.296	10	20.180	21.442	6	20.550	21.868	90	20.805	22.161	38
2015	21.154	20.831	15	21.296	20.981	10	21.442	21.136	7	21.868	21.588	71	22.161	21.899	36
2016	20.831	21.312	15	20.981	21.477	9	21.136	21.645	6	21.588	22.142	65	21.899	22.483	25
Janus Aspen Enterprise
2007	15.290	18.255	8	15.329	18.310	11	15.366	18.364	1*	15.490	18.540	123	15.566	18.650	41
2008	18.255	10.050	7	18.310	10.086	9	18.364	10.120	1*	18.540	10.233	74	18.650	10.304	47
2009	10.050	14.237	19	10.086	14.295	3	10.120	14.350	5	10.233	14.532	71	10.304	14.647	42
2010	14.237	17.525	19	14.295	17.605	3	14.350	17.683	4	14.532	17.933	53	14.647	18.094	25
2011	17.525	16.902	7	17.605	16.988	2	17.683	17.072	1*	17.933	17.339	33	18.094	17.512	35
2012	16.902	19.392	7	16.988	19.500	4	17.072	19.606	1*	17.339	19.943	25	17.512	20.162	23
2013	19.392	25.111	7	19.500	25.263	2	19.606	25.415	1*	19.943	25.889	21	20.162	26.199	15
2014	25.111	27.641	7	25.263	27.822	2	25.415	28.005	1*	25.889	28.568	19	26.199	28.940	14
2015	27.641	28.128	9	27.822	28.327	2	28.005	28.528	1*	28.568	29.145	18	28.940	29.553	11
2016	28.128	30.924	9	28.327	31.158	2	28.528	31.396	1*	29.145	32.122	21	29.553	32.605	10
Janus Aspen Global Research
2007	12.474	13.378	7	12.505	13.418	5	12.541	13.464	3	12.640	13.591	25	12.708	13.677	4
2008	13.378	7.241	6	13.418	7.266	4	13.464	7.294	3	13.591	7.374	18	13.677	7.429	3
2009	7.241	9.757	6	7.266	9.796	4	7.294	9.839	3	7.374	9.962	11	7.429	10.046	3
2010	9.757	11.054	5	9.796	11.103	4	9.839	11.158	3	9.962	11.314	9	10.046	11.420	2
2011	11.054	9.324	5	11.103	9.370	3	11.158	9.421	3	11.314	9.567	8	11.420	9.667	1*
2012	9.324	10.960	4	9.370	11.020	3	9.421	11.085	1*	9.567	11.274	5	9.667	11.403	1*
2013	10.960	13.766	4	11.020	13.849	2	11.085	13.937	1*	11.274	14.196	7	11.403	14.373	1*
2014	13.766	14.470	3	13.849	14.564	3	13.937	14.664	1*	14.196	14.959	6	14.373	15.160	1*
2015	14.470	13.831	3	14.564	13.928	3	14.664	14.031	1*	14.959	14.334	5	15.160	14.542	1*
2016	13.831	13.810	3	13.928	13.914	3	14.031	14.024	1*	14.334	14.349	5	14.542	14.571	1*
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.555	11.185	3	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.185	10.530	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.530	12.158	3	N/A	N/A	N/A
LVIP Baron Growth Opportunities(7)
2007	N/A	N/A	N/A	10.600	10.756	7	11.036	10.765	1*	10.613	10.791	37	10.619	10.808	26
2008	N/A	N/A	N/A	10.756	6.423	14	10.765	6.432	1*	10.791	6.457	26	10.808	6.474	26
2009	N/A	N/A	N/A	6.423	8.718	11	6.432	8.733	1*	6.457	8.781	19	6.474	8.813	20
2010	N/A	N/A	N/A	8.718	10.811	10	8.733	10.835	1*	8.781	10.911	21	8.813	10.961	14
2011	10.786	11.003	18	10.811	11.034	9	10.835	11.065	5	10.911	11.158	19	10.961	11.221	20
2012	11.003	12.759	17	11.034	12.801	7	11.065	12.844	5	11.158	12.972	29	11.221	13.058	27
2013	12.759	17.526	2	12.801	17.593	13	12.844	17.660	5	12.972	17.863	38	13.058	17.999	30
2014	17.526	18.022	1*	17.593	18.100	8	17.660	18.178	5	17.863	18.414	34	17.999	18.573	25
2015	18.022	16.831	1*	18.100	16.912	8	18.178	16.993	4	18.414	17.240	39	18.573	17.406	22
2016	16.831	17.425	1*	16.912	17.518	8	16.993	17.611	4	17.240	17.894	36	17.406	18.084	21
LVIP BlackRock Dividend Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.424	11.691	52	11.442	11.721	41
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.691	7.071	50	11.721	7.096	39
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.071	8.550	42	7.096	8.589	13
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.550	9.889	34	8.589	9.944	10
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.889	9.449	27	9.944	9.511	10
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.449	10.840	25	9.511	10.922	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.840	12.567	21	10.922	12.675	3
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.567	12.753	21	12.675	12.876	8
2015	N/A	N/A	N/A	11.310	11.652	8	N/A	N/A	N/A	12.753	11.900	30	12.876	12.026	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.900	13.065	52	12.026	13.217	2
A-8

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP BlackRock Emerging Markets Managed Volatility(15)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.276	10.969	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.907	9.240	1*	N/A	N/A	N/A
2015	9.270	7.638	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.240	7.702	2	N/A	N/A	N/A
2016	7.638	8.000	1*	N/A	N/A	N/A	N/A	N/A	N/A	7.702	8.086	1*	N/A	N/A	N/A
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	9.638	10.388	1*	N/A	N/A	N/A	9.983	10.401	1*	9.857	10.408	1*
2014	N/A	N/A	N/A	10.388	10.136	2	N/A	N/A	N/A	10.401	10.169	6	10.408	10.186	1*
2015	N/A	N/A	N/A	10.136	9.482	1*	N/A	N/A	N/A	10.169	9.532	49	10.186	9.557	1*
2016	N/A	N/A	N/A	9.482	9.536	1*	N/A	N/A	N/A	9.532	9.606	48	9.557	9.641	1*
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.076	10.093	4	N/A	N/A	N/A
2011	10.077	11.056	1*	10.080	11.065	2	10.083	11.074	6	10.093	11.101	33	10.099	11.119	18
2012	11.056	11.520	1*	11.065	11.535	3	11.074	11.550	6	11.101	11.596	38	11.119	11.626	51
2013	11.520	10.329	6	11.535	10.348	28	11.550	10.367	9	11.596	10.423	238	11.626	10.461	95
2014	10.329	10.421	6	10.348	10.446	144	10.367	10.470	10	10.423	10.543	230	10.461	10.592	86
2015	10.421	9.912	8	10.446	9.940	67	10.470	9.968	8	10.543	10.053	196	10.592	10.109	70
2016	9.912	10.044	8	9.940	10.077	30	9.968	10.111	7	10.053	10.212	170	10.109	10.280	59
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility(16)
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.259	8.984	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.984	9.368	1*	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.342	10.428	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.274	9.808	6	10.428	9.827	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.808	10.477	3	9.827	10.508	2
LVIP Blended Large Cap Growth Managed Volatility
2007	12.263	14.482	1*	12.294	14.526	16	12.326	14.570	4	12.426	14.710	89	12.487	14.798	28
2008	14.482	8.404	1*	14.526	8.434	10	14.570	8.464	3	14.710	8.559	78	14.798	8.618	27
2009	8.404	11.418	1*	8.434	11.464	7	8.464	11.510	1*	8.559	11.656	64	8.618	11.749	17
2010	11.418	12.468	1*	11.464	12.524	8	11.510	12.582	1*	11.656	12.760	59	11.749	12.874	15
2011	12.468	11.533	1*	12.524	11.590	7	12.582	11.649	1*	12.760	11.831	47	12.874	11.949	8
2012	11.533	13.164	1*	11.590	13.235	7	N/A	N/A	N/A	11.831	13.538	40	11.949	13.687	7
2013	13.164	16.202	1*	13.235	16.298	6	N/A	N/A	N/A	13.538	16.704	38	13.687	16.905	5
2014	16.202	16.740	1*	16.298	16.846	6	N/A	N/A	N/A	16.704	17.301	37	16.905	17.526	4
2015	16.740	16.637	1*	16.846	16.751	6	N/A	N/A	N/A	17.301	17.237	34	17.526	17.479	4
2016	16.637	16.101	1*	16.751	16.220	6	N/A	N/A	N/A	17.237	16.724	32	17.479	16.976	4
LVIP Blended Mid Cap Managed Volatility
2007	N/A	N/A	N/A	10.573	10.819	2	10.631	10.932	3	10.627	10.832	6	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	10.932	5.427	3	10.832	5.385	4	N/A	N/A	N/A
2009	N/A	N/A	N/A	5.847	7.797	1*	5.427	7.887	3	5.385	7.838	11	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.797	9.712	3	7.887	9.828	3	7.838	9.782	10	N/A	N/A	N/A
2011	N/A	N/A	N/A	9.712	8.783	1*	9.828	8.892	3	9.782	8.864	8	9.818	8.905	2
2012	N/A	N/A	N/A	8.783	9.153	4	8.892	9.271	3	8.864	9.256	5	8.905	9.308	1*
2013	N/A	N/A	N/A	9.153	11.183	1*	9.271	11.334	2	9.256	11.332	7	9.308	11.407	1*
2014	N/A	N/A	N/A	11.183	10.144	1*	11.334	10.286	2	11.332	10.300	6	11.407	10.379	3
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.286	9.649	2	10.300	9.677	7	10.379	9.761	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.649	9.662	2	9.677	9.704	4	9.761	9.798	1*
A-9

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Clarion Global Real Estate
2007	N/A	N/A	N/A	N/A	N/A	N/A	8.299	8.208	2	9.953	8.216	8	9.598	8.221	9
2008	8.241	4.652	2	8.133	4.655	1*	N/A	N/A	N/A	8.216	4.670	47	8.221	4.678	20
2009	N/A	N/A	N/A	4.655	6.280	9	N/A	N/A	N/A	4.670	6.313	47	4.678	6.330	23
2010	6.272	7.237	1*	6.280	7.250	6	6.288	7.264	2	6.313	7.303	37	6.330	7.329	11
2011	7.237	6.465	1*	7.250	6.480	6	7.264	6.495	8	7.303	6.540	40	7.329	6.571	13
2012	6.465	7.887	1*	6.480	7.909	1*	6.495	7.932	4	6.540	7.999	41	6.571	8.044	12
2013	7.887	7.970	1*	7.909	7.996	1*	7.932	8.023	4	7.999	8.103	42	8.044	8.157	3
2014	7.970	8.879	1*	7.996	8.913	1*	8.023	8.947	4	8.103	9.050	33	8.157	9.119	3
2015	8.879	8.580	1*	8.913	8.617	1*	8.947	8.654	1*	9.050	8.767	30	9.119	8.843	2
2016	8.580	8.493	1*	8.617	8.534	5	8.654	8.575	1*	8.767	8.700	25	8.843	8.784	1*
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Bond
2007	12.269	12.688	400	12.302	12.727	456	12.333	12.767	192	12.431	12.887	3,989	14.071	14.601	1,808
2008	12.688	12.079	298	12.727	12.123	369	12.767	12.166	174	12.887	12.299	3,184	14.601	13.949	1,409
2009	12.079	14.085	173	12.123	14.143	292	12.166	14.200	149	12.299	14.377	2,735	13.949	16.323	1,146
2010	14.085	14.985	143	14.143	15.055	265	14.200	15.124	92	14.377	15.335	2,377	16.323	17.427	900
2011	14.985	15.819	133	15.055	15.900	254	15.124	15.981	66	15.335	16.228	1,668	17.427	18.461	691
2012	15.819	16.538	121	15.900	16.631	224	15.981	16.724	57	16.228	17.009	1,316	18.461	19.368	572
2013	16.538	15.844	110	16.631	15.942	163	16.724	16.039	55	17.009	16.336	1,141	19.368	18.621	469
2014	15.844	16.467	103	15.942	16.576	154	16.039	16.686	48	16.336	17.020	929	18.621	19.421	386
2015	16.467	16.212	90	16.576	16.327	148	16.686	16.443	48	17.020	16.798	836	19.421	19.186	299
2016	16.212	16.331	89	16.327	16.456	137	16.443	16.581	37	16.798	16.965	729	19.186	19.396	250
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.021	10.021	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.021	9.785	10	10.025	9.793	6	10.034	9.817	19	10.040	9.833	32
2012	N/A	N/A	N/A	9.785	9.981	9	9.793	9.994	6	9.817	10.034	29	9.833	10.060	52
2013	9.825	9.825	1*	9.981	9.843	20	9.994	9.860	6	10.034	9.914	60	10.060	9.950	63
2014	9.825	9.670	1*	9.843	9.692	19	9.860	9.715	6	9.914	9.783	37	9.950	9.828	86
2015	9.670	9.391	2	9.692	9.418	12	N/A	N/A	N/A	9.783	9.524	34	9.828	9.578	84
2016	9.391	9.395	2	9.418	9.426	2	N/A	N/A	N/A	9.524	9.551	27	9.578	9.615	72
LVIP Delaware Foundation Aggressive Allocation(8)
2007	14.616	15.247	9	14.655	15.296	89	14.696	15.346	4	14.814	15.493	424	14.898	15.596	443
2008	15.247	9.985	7	15.296	10.022	66	15.346	10.059	4	15.493	10.171	306	15.596	10.249	323
2009	9.985	12.924	7	10.022	12.979	67	10.059	13.034	4	10.171	13.199	252	10.249	13.314	215
2010	12.924	14.257	6	12.979	14.324	62	13.034	14.393	4	13.199	14.596	229	13.314	14.738	156
2011	14.257	13.698	6	14.324	13.770	57	14.393	13.842	4	14.596	14.059	195	14.738	14.210	130
2012	13.698	15.219	5	13.770	15.306	58	13.842	15.395	4	14.059	15.660	133	14.210	15.843	112
2013	15.219	17.946	5	15.306	18.057	7	N/A	N/A	N/A	15.660	18.511	120	15.843	18.747	76
2014	17.946	18.363	5	18.057	18.487	7	N/A	N/A	N/A	18.511	18.990	84	18.747	19.251	34
2015	18.363	17.769	4	18.487	17.897	7	N/A	N/A	N/A	18.990	18.421	65	19.251	18.693	32
2016	17.769	18.405	4	17.897	18.547	7	N/A	N/A	N/A	18.421	19.128	58	18.693	19.430	28
LVIP Delaware Social Awareness
2007	15.186	15.334	6	15.226	15.383	49	15.267	15.432	8	15.389	15.578	288	15.473	15.679	195
2008	15.334	9.863	6	15.383	9.899	44	15.432	9.936	8	15.578	10.045	234	15.679	10.120	136
2009	9.863	12.574	6	9.899	12.627	31	9.936	12.680	1*	10.045	12.838	200	10.120	12.948	100
2010	12.574	13.758	6	12.627	13.823	30	12.680	13.888	1*	12.838	14.082	167	12.948	14.217	70
2011	13.758	13.579	5	13.823	13.649	24	13.888	13.720	1*	14.082	13.933	136	14.217	14.080	53
2012	13.579	15.352	5	13.649	15.439	24	N/A	N/A	N/A	13.933	15.792	102	14.080	15.974	46
2013	15.352	20.429	5	15.439	20.555	5	N/A	N/A	N/A	15.792	21.067	86	15.974	21.332	35
2014	20.429	23.079	4	20.555	23.234	5	N/A	N/A	N/A	21.067	23.860	75	21.332	24.184	28
2015	23.079	22.484	3	23.234	22.645	4	23.242	22.808	1*	23.860	23.303	67	24.184	23.643	21
2016	22.484	23.513	1*	22.645	23.694	4	N/A	N/A	N/A	23.303	24.431	53	23.643	24.812	18
A-10

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.797	9.137	2	9.798	9.142	4
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.137	5.672	11	9.142	5.681	6
2009	N/A	N/A	N/A	5.927	7.211	1*	N/A	N/A	N/A	5.672	7.249	11	N/A	N/A	N/A
2010	N/A	N/A	N/A	7.211	9.210	1*	7.220	9.227	1*	7.249	9.277	14	7.268	9.311	1*
2011	N/A	N/A	N/A	9.210	8.537	1*	9.227	8.557	3	9.277	8.616	14	9.311	8.656	1*
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.557	9.621	3	8.616	9.702	7	8.656	9.757	1*
2013	9.567	12.509	2	N/A	N/A	N/A	9.621	12.591	3	9.702	12.717	7	9.757	12.801	1*
2014	12.509	13.157	2	12.550	13.207	1*	12.591	13.257	3	12.717	13.409	2	12.801	13.512	1*
2015	13.157	12.891	2	N/A	N/A	N/A	13.257	13.002	3	13.409	13.172	4	13.512	13.286	1*
2016	N/A	N/A	N/A	13.287	15.242	1*	13.002	15.315	3	13.172	15.538	11	13.286	15.688	1*
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.888	9.156	1*	N/A	N/A	N/A	9.225	9.186	1*	N/A	N/A	N/A
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.028	8.295	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.295	9.662	3	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.662	10.908	4	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.908	9.895	10	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.895	9.318	13	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.318	9.319	9	N/A	N/A	N/A
LVIP Dimensional U.S. Core Equity 1
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.417	11.882	23	11.435	11.912	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.882	7.477	17	11.912	7.503	5
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.477	9.132	24	7.503	9.174	4
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.132	10.105	17	9.174	10.161	3
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.105	10.018	13	10.161	10.084	3
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.018	11.318	6	10.084	11.404	3
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.318	14.777	10	11.404	14.904	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.777	16.384	9	14.904	16.542	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	16.384	15.731	9	16.542	15.898	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	15.731	17.632	11	15.898	17.837	1*
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.929	9.351	7	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.351	10.767	4	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.767	13.639	6	12.720	13.674	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.639	14.004	9	13.674	14.054	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	14.004	12.688	9	14.054	12.746	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.688	13.829	4	12.746	13.905	1*
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	10.314	10.324	1*	N/A	N/A	N/A	10.194	10.337	10	10.056	10.344	6
2012	N/A	N/A	N/A	10.324	10.483	1*	10.381	10.491	1*	10.337	10.517	12	10.344	10.534	6
2013	N/A	N/A	N/A	10.483	9.976	1*	10.491	9.990	1*	10.517	10.029	15	10.534	10.055	3
2014	N/A	N/A	N/A	9.976	10.219	1*	9.990	10.237	1*	10.029	10.293	15	10.055	10.330	10
2015	N/A	N/A	N/A	10.219	10.033	1*	10.237	10.056	1*	10.293	10.126	22	10.330	10.173	7
2016	N/A	N/A	N/A	10.033	10.025	9	10.056	10.053	1*	10.126	10.138	19	10.173	10.196	13
LVIP Franklin Templeton Global Equity Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.463	9.789	9	9.601	9.795	2
2008	N/A	N/A	N/A	9.114	5.957	19	N/A	N/A	N/A	9.789	5.976	83	9.795	5.986	3
2009	N/A	N/A	N/A	5.957	7.470	19	N/A	N/A	N/A	5.976	7.509	28	5.986	7.529	1*
2010	N/A	N/A	N/A	7.470	7.792	14	N/A	N/A	N/A	7.509	7.848	27	7.529	7.877	1*
2011	N/A	N/A	N/A	7.792	7.390	13	7.806	7.407	1*	7.848	7.458	49	7.877	7.493	1*
2012	N/A	N/A	N/A	7.390	8.767	11	7.407	8.792	1*	7.458	8.866	45	7.493	8.916	2
2013	N/A	N/A	N/A	8.767	10.291	9	8.792	10.325	1*	8.866	10.428	13	8.916	10.497	4
2014	N/A	N/A	N/A	10.291	9.872	9	10.325	9.909	1*	10.428	10.023	12	10.497	10.100	4
2015	10.293	8.848	2	9.872	8.886	8	9.909	8.925	1*	10.023	9.041	8	10.100	9.119	4
2016	8.848	8.865	2	8.886	8.908	11	8.925	8.950	1*	9.041	9.081	7	9.119	9.168	4
A-11

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.461	9.229	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.227	9.270	4	N/A	N/A	N/A
2016	9.229	10.041	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	N/A	N/A	N/A	10.955	11.556	79	10.964	11.570	39	10.989	11.615	241	11.007	11.645	147
2008	10.933	9.207	4	11.556	9.224	73	11.570	9.240	15	11.615	9.290	360	11.645	9.323	206
2009	9.207	11.246	4	9.224	11.271	74	9.240	11.297	4	9.290	11.375	246	9.323	11.427	141
2010	11.246	12.157	34	11.271	12.191	64	11.297	12.225	3	11.375	12.327	171	11.427	12.396	180
2011	12.157	12.331	13	12.191	12.371	59	12.225	12.412	2	12.327	12.535	179	12.396	12.617	117
2012	12.331	13.242	13	12.371	13.292	52	12.412	13.342	21	12.535	13.495	225	12.617	13.597	119
2013	13.242	14.216	8	13.292	14.277	48	13.342	14.338	2	13.495	14.524	109	13.597	14.649	63
2014	N/A	N/A	N/A	14.277	14.769	44	14.338	14.840	2	14.524	15.054	118	14.649	15.199	36
2015	N/A	N/A	N/A	14.769	14.168	40	14.840	14.243	1*	15.054	14.470	140	15.199	14.624	35
2016	N/A	N/A	N/A	14.168	14.561	36	14.243	14.646	1*	14.470	14.902	128	14.624	15.076	17
LVIP Global Growth Allocation Managed Risk
2007	11.867	12.748	7	11.876	12.764	27	N/A	N/A	N/A	11.913	12.830	559	11.932	12.863	334
2008	12.748	8.303	4	12.764	8.318	32	N/A	N/A	N/A	12.830	8.378	742	12.863	8.408	261
2009	8.303	10.481	4	8.318	10.505	32	N/A	N/A	N/A	8.378	10.601	703	8.408	10.650	349
2010	10.481	11.556	36	10.505	11.588	32	N/A	N/A	N/A	10.601	11.718	633	10.650	11.783	304
2011	11.556	11.305	3	11.588	11.342	8	N/A	N/A	N/A	11.718	11.492	451	11.783	11.568	131
2012	11.305	12.070	3	11.342	12.116	17	N/A	N/A	N/A	11.492	12.301	372	11.568	12.395	123
2013	12.070	13.407	2	12.116	13.465	17	13.171	13.523	32	12.301	13.698	370	12.395	13.816	128
2014	13.407	13.570	4	13.465	13.635	17	13.523	13.701	29	13.698	13.899	358	13.816	14.032	109
2015	13.570	12.785	4	13.635	12.853	13	N/A	N/A	N/A	13.899	13.127	304	14.032	13.267	109
2016	12.785	13.101	3	12.853	13.177	9	N/A	N/A	N/A	13.127	13.485	261	13.267	13.642	89
LVIP Global Income
2009	10.401	10.652	1*	10.767	10.652	1*	10.159	10.658	1*	10.113	10.668	36	10.446	10.673	12
2010	10.652	11.430	1*	10.652	11.436	6	10.658	11.448	1*	10.668	11.476	42	10.673	11.492	20
2011	11.430	11.302	1*	11.436	11.314	7	11.448	11.332	1*	11.476	11.376	42	11.492	11.404	17
2012	11.302	11.907	1*	11.314	11.925	6	N/A	N/A	N/A	11.376	12.015	40	11.404	12.056	17
2013	11.907	11.319	1*	11.925	11.342	7	N/A	N/A	N/A	12.015	11.450	42	12.056	11.501	21
2014	11.319	11.288	1*	11.342	11.316	7	N/A	N/A	N/A	11.450	11.447	41	11.501	11.509	20
2015	11.288	10.819	1*	11.316	10.851	7	N/A	N/A	N/A	11.447	10.999	41	11.509	11.070	10
2016	10.819	10.637	1*	10.851	10.675	6	N/A	N/A	N/A	10.999	10.841	39	11.070	10.922	9
LVIP Global Moderate Allocation Managed Risk
2007	11.456	12.245	17	11.465	12.261	13	11.474	12.277	34	11.501	12.324	1,030	11.519	12.356	690
2008	12.245	8.789	16	12.261	8.805	52	12.277	8.821	58	12.324	8.868	1,022	12.356	8.900	605
2009	8.789	11.010	61	8.805	11.035	73	8.821	11.060	55	8.868	11.136	901	8.900	11.187	557
2010	11.010	12.058	27	11.035	12.092	72	11.060	12.126	30	11.136	12.227	785	11.187	12.296	454
2011	12.058	11.933	31	12.092	11.973	71	12.126	12.012	10	12.227	12.131	587	12.296	12.211	338
2012	11.933	12.794	24	11.973	12.842	70	12.012	12.891	29	12.131	13.038	530	12.211	13.137	262
2013	12.794	14.000	125	12.842	14.060	67	12.891	14.120	41	13.038	14.303	459	13.137	14.426	201
2014	14.000	14.263	120	14.060	14.331	66	14.120	14.400	28	14.303	14.608	417	14.426	14.748	190
2015	14.263	13.481	117	14.331	13.553	26	N/A	N/A	N/A	14.608	13.842	345	14.748	13.989	135
2016	13.481	13.760	101	13.553	13.839	25	N/A	N/A	N/A	13.842	14.163	330	13.989	14.328	112
LVIP Government Money Market
2007	10.069	10.365	71	10.097	10.399	155	10.122	10.430	88	10.201	10.527	1,768	10.696	11.049	820
2008	10.365	10.403	332	10.399	10.442	265	10.430	10.479	87	10.527	10.592	2,457	11.049	11.128	1,139
2009	10.403	10.233	58	10.442	10.276	133	10.479	10.318	40	10.592	10.445	1,472	11.128	10.985	846
2010	10.233	10.040	36	10.276	10.088	94	10.318	10.134	47	10.445	10.274	952	10.985	10.815	393
2011	10.040	9.849	33	10.088	9.901	151	10.134	9.951	31	10.274	10.104	895	10.815	10.647	355
2012	9.849	9.661	24	9.901	9.717	102	9.951	9.771	12	10.104	9.936	929	10.647	10.481	360
2013	9.661	9.477	25	9.717	9.536	162	9.771	9.594	12	9.936	9.771	690	10.481	10.317	353
2014	9.477	9.296	22	9.536	9.359	161	9.594	9.421	12	9.771	9.609	602	10.317	10.156	232
2015	9.296	9.119	16	9.359	9.185	145	9.421	9.250	8	9.609	9.449	520	10.156	9.997	215
2016	9.119	8.945	16	9.185	9.015	138	9.250	9.083	8	9.449	9.292	483	9.997	9.841	192
LVIP Growth Fund(9)
2005	10.141	10.800	3	N/A	N/A	N/A	N/A	N/A	N/A	10.022	10.815	8	10.287	10.825	64
2006	10.800	11.218	3	11.495	11.227	2	N/A	N/A	N/A	10.815	11.262	20	10.825	11.283	66
A-12

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.785	11.436	3	10.271	11.443	5
2006	13.104	12.307	1*	12.977	12.317	2	N/A	N/A	N/A	11.436	12.356	10	11.443	12.375	7
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.275	10.258	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.258	9.573	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.573	10.434	1*
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.834	10.283	2
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.548	9.200	1*	10.283	9.218	2
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.200	9.575	1*	9.218	9.603	2
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.785	10.850	1*	N/A	N/A	N/A	10.798	10.885	21	10.805	10.903	1*
2012	N/A	N/A	N/A	10.850	12.204	1*	11.155	12.220	1*	10.885	12.268	28	10.903	12.300	2
2013	N/A	N/A	N/A	12.204	12.729	1*	12.220	12.752	1*	12.268	12.821	30	12.300	12.868	8
2014	N/A	N/A	N/A	12.729	12.812	1*	12.752	12.841	1*	12.821	12.931	20	12.868	12.991	8
2015	N/A	N/A	N/A	12.812	12.046	1*	12.841	12.080	1*	12.931	12.182	20	12.991	12.251	9
2016	N/A	N/A	N/A	12.046	13.353	1*	12.080	13.397	3	12.182	13.531	18	12.251	13.621	7
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.010	6.056	1*	6.610	6.067	6
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.056	7.404	4	6.067	7.424	3
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.404	9.059	17	7.424	9.093	3
2011	N/A	N/A	N/A	8.994	8.648	1*	N/A	N/A	N/A	9.059	8.728	17	9.093	8.769	5
2012	N/A	N/A	N/A	8.648	9.628	1*	N/A	N/A	N/A	8.728	9.736	14	N/A	N/A	N/A
2013	9.601	11.663	1*	9.628	11.701	1*	N/A	N/A	N/A	9.736	11.857	16	10.831	11.937	2
2014	11.663	12.335	1*	11.701	12.381	1*	N/A	N/A	N/A	11.857	12.572	10	11.937	12.669	2
2015	12.335	11.133	2	12.381	11.181	1*	N/A	N/A	N/A	12.572	11.375	11	12.669	11.475	1*
2016	11.133	11.980	2	N/A	N/A	N/A	N/A	N/A	N/A	11.375	12.271	11	11.475	12.391	1*
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.086	10.431	4	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.431	7.784	6	10.230	7.796	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.784	9.496	7	7.796	9.521	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.496	10.380	8	9.521	10.418	2
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.380	10.307	8	10.418	10.354	2
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.307	10.971	8	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.971	11.721	8	11.687	11.798	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.721	12.043	12	11.798	12.135	4
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.043	11.621	11	12.135	11.722	4
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.621	11.902	10	11.722	12.017	52
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	6.937	7.369	4	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.369	9.081	17	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.081	9.977	4	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.977	9.804	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.804	10.420	12	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.420	11.356	15	11.096	11.431	5
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.356	11.625	18	11.431	11.714	5
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.625	11.148	13	11.714	11.245	5
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.148	11.421	13	11.245	11.531	5
A-13

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.402	7.048	12	8.837	7.060	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.060	8.869	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.062	10.043	4	9.647	10.049	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.043	9.148	9	N/A	N/A	N/A
2015	8.847	8.923	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.148	8.982	4	N/A	N/A	N/A
2016	8.923	8.615	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.982	8.694	2	N/A	N/A	N/A
LVIP MFS International Growth
2007	11.398	11.125	2	N/A	N/A	N/A	11.347	11.132	3	11.448	11.142	27	10.064	11.149	7
2008	11.125	5.557	29	9.742	5.561	3	11.132	5.566	3	11.142	5.579	27	11.149	5.588	15
2009	5.557	7.384	6	5.561	7.394	4	5.566	7.404	3	5.579	7.433	38	5.588	7.452	18
2010	N/A	N/A	N/A	7.394	8.185	5	7.404	8.200	3	7.433	8.245	32	7.452	8.275	15
2011	N/A	N/A	N/A	8.185	7.220	1*	8.200	7.237	2	8.245	7.287	23	8.275	7.321	12
2012	N/A	N/A	N/A	7.220	8.438	1*	7.237	8.462	4	7.287	8.533	20	7.321	8.581	1*
2013	N/A	N/A	N/A	8.438	9.382	1*	8.462	9.413	2	8.533	9.507	13	8.581	9.570	1*
2014	N/A	N/A	N/A	9.382	8.718	1*	9.413	8.752	2	9.507	8.852	7	9.570	8.920	2
2015	N/A	N/A	N/A	8.718	8.644	1*	8.752	8.681	5	8.852	8.794	12	8.920	8.870	2
2016	N/A	N/A	N/A	8.644	8.600	1*	8.681	8.642	2	8.794	8.767	9	8.870	8.852	2
LVIP MFS Value
2007	9.173	9.689	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.742	9.704	12	9.743	9.710	7
2008	9.689	6.417	1*	N/A	N/A	N/A	6.242	6.428	4	9.704	6.443	28	9.710	6.454	16
2009	6.417	7.594	2	6.039	7.604	10	6.428	7.614	4	6.443	7.644	200	6.454	7.664	33
2010	7.594	8.290	2	7.604	8.305	17	7.614	8.320	5	7.644	8.365	176	7.664	8.396	24
2011	8.290	8.101	2	8.305	8.120	15	8.320	8.139	1*	8.365	8.195	62	8.396	8.233	29
2012	8.101	9.219	2	8.120	9.245	5	8.139	9.271	1*	8.195	9.350	82	8.233	9.402	25
2013	9.219	12.262	2	9.245	12.303	16	9.271	12.344	1*	9.350	12.467	91	9.402	12.549	40
2014	12.262	13.256	2	12.303	13.306	16	12.344	13.357	1*	12.467	13.511	73	12.549	13.614	34
2015	13.256	12.897	4	13.306	12.952	15	13.357	13.008	1*	13.511	13.178	71	13.614	13.292	31
2016	12.897	14.391	3	12.952	14.460	19	13.008	14.530	1*	13.178	14.741	74	13.292	14.883	26
LVIP Mondrian International Value
2007	22.345	24.431	24	22.402	24.506	57	22.466	24.587	18	22.643	24.819	588	22.748	24.959	277
2008	24.431	15.177	17	24.506	15.231	29	24.587	15.289	17	24.819	15.456	432	24.959	15.559	201
2009	15.177	18.044	12	15.231	18.117	19	15.289	18.196	11	15.456	18.423	353	15.559	18.564	139
2010	18.044	18.132	11	18.117	18.214	17	18.196	18.302	9	18.423	18.558	304	18.564	18.719	110
2011	18.132	17.032	10	18.214	17.118	10	18.302	17.209	5	18.558	17.476	247	18.719	17.645	88
2012	17.032	18.309	10	17.118	18.411	9	17.209	18.518	5	17.476	18.834	200	17.645	19.035	76
2013	18.309	21.877	9	18.411	22.010	14	18.518	22.149	6	18.834	22.561	169	19.035	22.825	70
2014	21.877	20.910	9	22.010	21.047	13	22.149	21.191	6	22.561	21.617	151	22.825	21.892	61
2015	20.910	19.728	8	21.047	19.868	9	21.191	20.014	6	21.617	20.447	129	21.892	20.727	47
2016	19.728	20.123	8	19.868	20.276	9	20.014	20.435	5	20.447	20.909	114	20.727	21.217	43
A-14

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.981	9.893	8	10.004	9.900	3
2015	9.832	9.824	1*	9.835	9.832	2	9.847	9.840	3	9.893	9.864	32	9.900	9.880	4
2016	9.824	9.863	1*	9.832	9.876	5	N/A	N/A	N/A	9.864	9.928	41	9.880	9.954	24
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.265	11.511	4
2015	11.570	10.647	1*	N/A	N/A	N/A	N/A	N/A	N/A	11.371	10.717	4	N/A	N/A	N/A
2016	10.647	11.090	1*	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP SSGA Bond Index
2008	9.931	10.440	1*	9.976	10.443	1*	10.118	10.446	29	10.035	10.454	72	10.080	10.459	45
2009	10.440	10.675	44	10.443	10.683	77	10.446	10.691	139	10.454	10.716	216	10.459	10.732	144
2010	10.675	11.066	23	10.683	11.080	95	10.691	11.094	138	10.716	11.136	263	10.732	11.164	196
2011	11.066	11.627	21	11.080	11.647	23	11.094	11.668	4	11.136	11.729	236	11.164	11.771	105
2012	11.627	11.812	20	11.647	11.839	21	11.668	11.866	4	11.729	11.946	225	11.771	12.001	94
2013	11.812	11.258	22	11.839	11.289	16	11.866	11.321	3	11.946	11.415	191	12.001	11.478	85
2014	11.258	11.647	22	11.289	11.685	14	11.321	11.723	3	11.415	11.838	163	11.478	11.915	82
2015	11.647	11.422	21	11.685	11.465	5	11.723	11.508	2	11.838	11.639	133	11.915	11.726	83
2016	11.422	11.429	23	11.465	11.478	5	11.508	11.527	5	11.639	11.675	125	11.726	11.775	73
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.081	11.245	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	11.634	11.718	4	11.245	11.778	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	11.718	12.017	4	11.778	12.097	1*	11.740	12.150	1*
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.017	11.657	6	12.097	11.751	6	12.150	11.815	1*
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.657	11.986	3	11.751	12.101	7	11.815	12.179	3
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.390	10.474	11	10.394	10.489	7
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.474	11.130	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.130	11.687	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.687	12.096	1*	12.174	12.150	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.150	11.705	6
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.705	12.277	6
LVIP SSGA Developed International 150
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.284	6.252	9	9.231	6.257	22	9.463	6.260	8
2009	8.350	8.844	2	7.583	8.851	3	6.252	8.858	29	6.257	8.878	51	6.260	8.892	23
2010	8.844	9.281	3	8.851	9.292	3	8.858	9.304	28	8.878	9.339	23	8.892	9.363	23
2011	9.281	7.977	4	9.292	7.991	2	N/A	N/A	N/A	9.339	8.047	24	9.363	8.076	11
2012	7.977	8.868	3	7.991	8.888	2	N/A	N/A	N/A	8.047	8.969	24	8.076	9.010	10
2013	8.868	10.438	3	8.888	10.466	2	N/A	N/A	N/A	8.969	10.583	21	9.010	10.641	10
2014	10.438	10.302	3	10.466	10.336	2	N/A	N/A	N/A	10.583	10.472	24	10.641	10.540	10
2015	10.302	9.645	3	10.336	9.681	1*	N/A	N/A	N/A	10.472	9.828	20	10.540	9.902	9
2016	9.645	10.354	3	9.681	10.398	12	N/A	N/A	N/A	9.828	10.577	23	9.902	10.668	8
LVIP SSGA Emerging Markets 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.134	6.044	8	9.542	6.049	19	9.420	6.052	7
2009	8.414	11.225	19	8.934	11.233	3	6.044	11.242	22	6.049	11.267	67	6.052	11.285	25
2010	11.225	14.028	19	11.233	14.051	3	11.242	14.065	17	11.267	14.118	58	11.285	14.154	32
2011	14.028	11.672	2	14.051	11.697	2	14.065	11.714	2	14.118	11.776	48	14.154	11.818	24
2012	11.672	12.865	2	11.697	12.899	2	11.714	12.924	2	11.776	13.012	50	11.818	13.071	14
2013	12.865	12.228	2	12.899	12.266	2	12.924	12.296	1*	13.012	12.399	52	13.071	12.468	14
2014	12.228	11.559	2	12.266	11.601	2	12.296	11.635	1*	12.399	11.749	48	12.468	11.827	13
2015	11.559	9.380	3	11.601	9.419	1*	11.635	9.451	1*	11.749	9.559	49	11.827	9.631	11
2016	9.380	10.593	3	9.419	10.642	3	9.451	10.684	1*	9.559	10.822	50	9.631	10.915	13
A-15

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Global Tactical Allocation Managed Volatility(11)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.434	13.537	93	12.453	13.572	101
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.537	7.903	37	13.572	7.932	49
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.903	10.137	13	7.932	10.184	48
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.137	10.811	10	10.184	10.872	45
2011	N/A	N/A	N/A	10.692	10.486	4	10.721	10.521	17	10.811	10.625	20	10.872	10.695	90
2012	N/A	N/A	N/A	10.486	11.408	4	N/A	N/A	N/A	10.625	11.582	32	10.695	11.670	44
2013	N/A	N/A	N/A	11.408	12.261	4	N/A	N/A	N/A	11.582	12.473	29	11.670	12.580	35
2014	N/A	N/A	N/A	12.261	12.476	5	N/A	N/A	N/A	12.473	12.717	26	12.580	12.840	34
2015	N/A	N/A	N/A	12.476	11.415	4	N/A	N/A	N/A	12.717	11.659	17	12.840	11.783	20
2016	N/A	N/A	N/A	11.415	11.801	1*	N/A	N/A	N/A	11.659	12.077	15	11.783	12.217	18
LVIP SSGA International Index
2008	N/A	N/A	N/A	N/A	N/A	N/A	6.467	6.388	8	9.179	6.393	34	9.643	6.397	8
2009	6.376	7.986	6	6.926	7.992	3	6.388	7.998	32	6.393	8.016	69	6.397	8.028	42
2010	7.986	8.362	4	7.992	8.373	20	7.998	8.384	31	8.016	8.415	58	8.028	8.436	42
2011	8.362	7.168	4	8.373	7.181	2	N/A	N/A	N/A	8.415	7.232	60	8.436	7.257	29
2012	7.168	8.282	7	7.181	8.301	2	7.864	8.320	1*	7.232	8.376	67	7.257	8.414	22
2013	8.282	9.803	10	8.301	9.830	8	8.320	9.857	3	8.376	9.939	227	8.414	9.994	70
2014	9.803	9.029	10	9.830	9.059	7	9.857	9.089	3	9.939	9.178	188	9.994	9.238	49
2015	9.029	8.725	10	9.059	8.758	5	9.089	8.791	2	9.178	8.891	171	9.238	8.958	40
2016	8.725	8.620	10	8.758	8.657	5	8.791	8.694	1*	8.891	8.806	157	8.958	8.881	37
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.694	8.670	2	N/A	N/A	N/A
2016	8.179	8.138	1*	N/A	N/A	N/A	N/A	N/A	N/A	8.670	8.200	1*	N/A	N/A	N/A
LVIP SSGA Large Cap 100
2008	N/A	N/A	N/A	N/A	N/A	N/A	7.198	6.964	17	9.948	6.969	32	9.402	6.973	15
2009	8.139	9.212	5	7.438	9.219	6	6.964	9.226	66	6.969	9.247	84	6.973	9.261	52
2010	9.212	10.741	8	9.219	10.754	5	9.226	10.768	57	9.247	10.809	58	9.261	10.836	45
2011	10.741	10.751	7	10.754	10.770	4	10.768	10.789	2	10.809	10.846	46	10.836	10.884	29
2012	10.751	11.803	5	10.770	11.830	3	10.789	11.857	2	10.846	11.937	43	10.884	11.991	25
2013	11.803	15.684	5	11.830	15.727	3	11.857	15.771	2	11.937	15.902	42	11.991	15.990	24
2014	15.684	17.910	4	15.727	17.968	3	15.771	18.027	2	15.902	18.204	40	15.990	18.323	18
2015	17.910	16.701	4	N/A	N/A	N/A	18.027	16.827	2	18.204	17.018	28	18.323	17.147	19
2016	16.701	19.855	4	N/A	N/A	N/A	16.827	20.025	2	17.018	20.283	31	17.147	20.456	17
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.877	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.716	11.212	1*	N/A	N/A	N/A
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	10.637	10.381	32	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.652	10.433	22
2012	10.381	11.344	30	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.433	11.441	22
2013	11.344	12.481	27	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.441	12.631	22
2014	12.481	12.748	25	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12.631	12.947	22
2015	12.748	12.288	23	13.019	12.321	2	N/A	N/A	N/A	12.236	12.455	3	12.947	12.523	22
2016	12.288	12.818	21	12.321	12.860	2	N/A	N/A	N/A	12.455	13.026	3	12.523	13.110	22
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.551	10.377	1*	10.555	10.392	10
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.377	11.249	7	10.392	11.276	9
2013	11.892	12.340	74	11.909	12.361	103	11.926	12.382	33	11.249	12.446	826	11.276	12.488	389
2014	12.340	12.742	65	12.361	12.770	101	12.382	12.798	28	12.446	12.884	611	12.488	12.941	312
2015	12.742	12.128	59	12.770	12.161	95	12.798	12.194	20	12.884	12.293	552	12.941	12.360	243
2016	12.128	12.965	60	12.161	13.007	93	12.194	13.048	12	12.293	13.175	483	12.360	13.260	204
A-16

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.777	10.279	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.279	11.354	3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.354	12.758	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.758	12.988	2	N/A	N/A	N/A	N/A	N/A	N/A	12.613	13.161	2
2015	N/A	N/A	N/A	12.988	12.452	2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.452	13.086	1*	N/A	N/A	N/A	12.432	13.255	6	N/A	N/A	N/A
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	13.738	12.464	16	N/A	N/A	N/A	13.071	12.600	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	12.464	13.477	16	N/A	N/A	N/A	12.600	13.651	10	N/A	N/A	N/A
LVIP SSGA S&P 500 Index(12)
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.432	11.294	9	11.453	11.337	11
2008	N/A	N/A	N/A	6.519	6.915	8	7.293	6.927	17	11.294	6.957	175	11.337	6.990	36
2009	5.695	8.514	15	6.915	8.533	7	6.927	8.553	72	6.957	8.603	235	6.990	8.653	78
2010	8.514	9.556	8	8.533	9.583	29	8.553	9.609	68	8.603	9.679	103	8.653	9.746	72
2011	9.556	9.521	7	9.583	9.552	4	9.609	9.584	3	9.679	9.668	94	9.746	9.744	42
2012	9.521	10.771	10	9.552	10.812	3	9.584	10.853	3	9.668	10.965	93	9.744	11.063	35
2013	10.771	13.909	49	10.812	13.969	79	10.853	14.029	48	10.965	14.195	874	11.063	14.336	380
2014	13.909	15.434	45	13.969	15.508	72	14.029	15.582	46	14.195	15.791	717	14.336	15.963	336
2015	15.434	15.275	44	15.508	15.356	63	15.582	15.437	35	15.791	15.667	639	15.963	15.853	268
2016	15.275	16.699	43	15.356	16.796	66	15.437	16.893	24	15.667	17.170	550	15.853	17.393	215
LVIP SSGA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.886	9.142	2	9.496	9.147	1*
2008	8.618	5.895	1*	N/A	N/A	N/A	8.331	5.905	5	9.142	5.919	42	9.147	5.929	15
2009	5.895	7.268	6	6.147	7.277	1*	5.905	7.287	21	5.919	7.315	49	5.929	7.335	25
2010	7.268	8.972	2	7.277	8.988	10	7.287	9.004	18	7.315	9.053	43	7.335	9.086	21
2011	8.972	8.376	2	8.988	8.395	1*	N/A	N/A	N/A	9.053	8.473	40	9.086	8.512	14
2012	8.376	9.496	3	8.395	9.523	4	9.255	9.550	1*	8.473	9.630	42	8.512	9.685	11
2013	9.496	12.811	11	9.523	12.854	19	9.550	12.896	5	9.630	13.025	206	9.685	13.111	111
2014	12.811	13.118	11	12.854	13.168	18	12.896	13.218	5	13.025	13.370	179	13.111	13.472	90
2015	13.118	12.227	7	13.168	12.280	16	13.218	12.333	5	13.370	12.494	156	13.472	12.602	75
2016	12.227	14.435	7	12.280	14.505	13	12.333	14.575	3	12.494	14.786	113	12.602	14.929	63
LVIP SSGA Small-Mid Cap 200
2008	N/A	N/A	N/A	N/A	N/A	N/A	7.364	7.214	4	10.687	7.220	12	9.093	7.224	4
2009	9.276	10.698	1*	8.260	10.706	1*	7.214	10.714	15	7.220	10.739	58	7.224	10.755	11
2010	10.698	13.370	2	10.706	13.386	1*	10.714	13.403	12	10.739	13.454	43	10.755	13.488	8
2011	13.370	12.789	1*	13.386	12.812	1*	N/A	N/A	N/A	13.454	12.902	38	13.488	12.948	4
2012	12.789	14.241	1*	12.812	14.273	1*	N/A	N/A	N/A	12.902	14.403	35	12.948	14.468	3
2013	14.241	18.737	1*	14.273	18.788	2	14.306	18.840	1*	14.403	18.997	35	14.468	19.102	4
2014	18.737	19.118	1*	18.788	19.180	2	18.840	19.242	1*	18.997	19.432	38	19.102	19.559	5
2015	19.118	17.421	1*	N/A	N/A	N/A	19.242	17.553	1*	19.432	17.752	38	19.559	17.886	4
2016	17.421	22.170	1*	19.082	22.265	2	17.553	22.360	1*	17.752	22.648	37	17.886	22.841	6
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.854	11.144	1*	10.859	11.151	1*
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	11.144	10.778	1*	11.151	10.795	2
2015	10.775	9.589	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.778	9.652	2	10.795	9.678	2
2016	9.589	10.824	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.652	10.923	1*	9.678	10.963	2
A-17

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.279	9.917	14	10.071	9.924	3
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.917	5.656	13	9.924	5.665	2
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	5.656	7.937	20	5.665	7.958	2
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	7.937	9.085	22	7.958	9.119	1*
2011	N/A	N/A	N/A	N/A	N/A	N/A	9.037	8.703	4	9.085	8.763	19	9.119	8.804	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	8.703	10.083	5	8.763	10.168	34	8.804	10.225	25
2013	N/A	N/A	N/A	N/A	N/A	N/A	10.083	13.729	6	10.168	13.865	26	10.225	13.958	11
2014	N/A	N/A	N/A	N/A	N/A	N/A	13.729	14.615	6	13.865	14.782	31	13.958	14.895	11
2015	16.018	15.710	1*	15.901	15.778	1*	14.615	15.846	6	14.782	16.052	54	14.895	16.191	15
2016	15.710	15.583	1*	15.778	15.658	1*	15.846	15.733	1*	16.052	15.962	59	16.191	16.116	11
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	14.189	15.806	3	14.224	15.852	4	14.255	15.896	1*	14.369	16.046	33	14.450	16.153	21
2008	15.806	8.870	2	15.852	8.900	3	15.896	8.929	1*	16.046	9.027	36	16.153	9.096	12
2009	8.870	12.729	2	8.900	12.779	2	N/A	N/A	N/A	9.027	12.987	53	9.096	13.100	8
2010	12.729	16.025	2	12.779	16.097	2	N/A	N/A	N/A	12.987	16.391	63	13.100	16.550	18
2011	16.025	15.108	2	16.097	15.183	2	N/A	N/A	N/A	16.391	15.491	58	16.550	15.657	7
2012	15.108	17.232	1*	15.183	17.325	3	17.245	17.416	1*	15.491	17.713	43	15.657	17.921	7
2013	17.232	22.779	1*	17.325	22.915	3	N/A	N/A	N/A	17.713	23.475	43	17.921	23.773	6
2014	22.779	24.928	1*	22.915	25.088	2	N/A	N/A	N/A	23.475	25.753	38	23.773	26.107	6
2015	24.928	24.960	1*	25.088	25.133	1*	25.358	25.303	1*	25.753	25.851	42	26.107	26.232	5
2016	24.960	26.328	1*	25.133	26.524	2	N/A	N/A	N/A	25.851	27.336	41	26.232	27.767	4
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.482	9.511	8	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.511	9.707	8	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.900	9.344	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.344	10.553	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.553	13.509	2	12.480	13.544	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	13.509	14.866	13	13.544	14.920	2
2015	13.995	14.366	1*	15.193	14.400	1*	N/A	N/A	N/A	14.866	14.534	14	14.920	14.601	3
2016	14.366	15.760	1*	14.400	15.804	1*	15.441	15.849	3	14.534	15.983	18	14.601	16.073	6
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.919	8.337	4	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.337	9.757	4	9.050	9.773	4
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.757	10.980	4	9.773	11.009	4
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.980	10.268	4	11.009	10.305	4
2015	9.618	9.661	1*	N/A	N/A	N/A	N/A	N/A	N/A	10.268	9.773	3	10.305	9.818	1*
2016	9.661	9.801	1*	9.794	9.829	3	N/A	N/A	N/A	9.773	9.940	3	9.818	9.996	1*
LVIP VIP Mid Cap Managed Volatility(16)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	10.544	9.475	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.475	10.238	1*	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	9.243	6.128	1*	9.247	6.138	1*
2009	N/A	N/A	N/A	6.916	8.062	6	N/A	N/A	N/A	6.128	8.105	2	6.138	8.126	2
2010	N/A	N/A	N/A	8.062	9.387	5	N/A	N/A	N/A	8.105	9.456	2	8.126	9.490	3
2011	N/A	N/A	N/A	9.387	8.359	4	N/A	N/A	N/A	9.456	8.437	2	9.490	8.476	5
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.437	9.852	7	8.476	9.907	4
2013	N/A	N/A	N/A	9.742	12.967	1*	N/A	N/A	N/A	9.852	13.140	4	9.907	13.227	4
2014	N/A	N/A	N/A	12.967	14.135	1*	N/A	N/A	N/A	13.140	14.352	3	13.227	14.462	3
2015	14.649	15.072	1*	14.135	15.138	1*	N/A	N/A	N/A	14.352	15.401	9	14.462	15.534	2
2016	15.072	14.759	1*	15.138	14.831	1*	N/A	N/A	N/A	15.401	15.119	6	15.534	15.265	2
A-18

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
LVIP Wellington Mid-Cap Value
2007	8.940	8.619	1*	N/A	N/A	N/A	N/A	N/A	N/A	9.947	8.633	22	9.817	8.638	16
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	8.633	5.020	15	8.638	5.028	8
2009	N/A	N/A	N/A	5.195	6.976	1*	6.654	6.985	2	5.020	7.012	35	5.028	7.031	11
2010	N/A	N/A	N/A	6.976	8.459	1*	6.985	8.475	2	7.012	8.521	18	7.031	8.551	10
2011	N/A	N/A	N/A	8.459	7.507	1*	8.475	7.525	5	8.521	7.577	17	8.551	7.612	12
2012	N/A	N/A	N/A	7.507	9.120	1*	7.525	9.146	5	7.577	9.223	27	7.612	9.275	12
2013	9.095	11.935	1*	N/A	N/A	N/A	9.146	12.014	5	9.223	12.134	25	9.275	12.215	6
2014	N/A	N/A	N/A	N/A	N/A	N/A	12.014	12.740	5	12.134	12.886	33	12.215	12.985	6
2015	N/A	N/A	N/A	N/A	N/A	N/A	12.740	12.286	1*	12.886	12.446	28	12.985	12.554	5
2016	N/A	N/A	N/A	13.739	13.537	2	12.286	13.603	1*	12.446	13.800	26	12.554	13.934	6
MFS® VIT Growth
2007	12.489	14.805	2	12.522	14.851	5	12.555	14.898	3	12.654	15.038	64	5.596	6.656	66
2008	14.805	9.067	2	14.851	9.100	1*	14.898	9.133	3	15.038	9.233	38	6.656	4.091	46
2009	9.067	12.212	2	N/A	N/A	N/A	9.133	12.313	2	9.233	12.466	32	4.091	5.529	43
2010	12.212	13.775	1*	N/A	N/A	N/A	12.313	13.903	2	12.466	14.097	31	5.529	6.259	41
2011	13.775	13.434	1*	N/A	N/A	N/A	13.903	13.572	2	14.097	13.782	23	6.259	6.125	41
2012	13.434	15.424	1*	N/A	N/A	N/A	13.572	15.598	2	13.782	15.864	14	6.125	7.057	24
2013	15.424	20.647	1*	N/A	N/A	N/A	15.598	20.901	2	15.864	21.288	12	7.057	9.480	26
2014	20.647	22.007	1*	N/A	N/A	N/A	20.901	22.299	2	21.288	22.747	11	9.480	10.139	14
2015	22.007	23.157	1*	N/A	N/A	N/A	22.299	23.489	2	22.747	23.996	10	10.139	10.707	13
2016	23.157	23.205	1*	22.668	23.382	1*	23.489	23.561	2	23.996	24.106	9	10.707	10.767	5
MFS® VIT Total Return(13)
2004	11.222	12.219	217	11.237	12.242	283	11.250	12.262	143	11.286	12.320	2,207	11.651	12.731	857
2005	12.219	12.295	200	12.242	12.323	289	12.262	12.349	117	12.320	12.427	2,593	12.731	12.854	1,135
2006	12.295	13.459	184	12.323	13.497	271	12.349	13.532	89	12.427	13.637	2,397	12.854	14.120	1,139
2007	13.459	13.718	149	13.497	13.764	244	13.532	13.807	57	13.637	13.935	1,974	14.120	14.443	1,059
2008	13.718	10.450	130	13.764	10.490	152	13.807	10.528	56	13.935	10.642	1,499	14.443	11.041	788
2009	10.450	12.065	82	10.490	12.117	133	10.528	12.167	51	10.642	12.317	1,309	11.041	12.792	591
2010	12.065	12.972	75	12.117	13.035	114	12.167	13.095	36	12.317	13.276	1,112	12.792	13.801	460
2011	12.972	12.923	70	13.035	12.992	102	13.095	13.059	29	13.276	13.259	855	13.801	13.797	376
2012	12.923	14.059	64	12.992	14.141	87	13.059	14.221	28	13.259	14.461	707	13.797	15.063	334
2013	14.059	15.549	54	14.141	15.644	86	14.221	15.735	25	14.461	16.009	661	15.063	16.682	306
MFS® VIT Total Return
2016	N/A	N/A	N/A	N/A	N/A	N/A	18.312	18.362	2	18.460	18.784	3	19.536	19.645	3
MFS® VIT Utilities
2007	18.491	23.132	7	18.553	23.220	27	18.590	23.278	31	18.736	23.496	348	14.081	17.676	249
2008	23.132	14.108	8	23.220	14.169	18	23.278	14.211	15	23.496	14.366	263	17.676	10.818	177
2009	14.108	18.383	5	14.169	18.472	16	14.211	18.536	10	14.366	18.766	217	10.818	14.146	119
2010	18.383	20.464	5	18.472	20.573	14	18.536	20.655	7	18.766	20.943	194	14.146	15.803	104
2011	20.464	21.374	3	20.573	21.499	13	20.655	21.595	2	20.943	21.929	164	15.803	16.563	89
2012	21.374	23.731	8	21.499	23.881	11	21.595	24.000	2	21.929	24.408	143	16.563	18.454	63
2013	23.731	27.977	6	23.881	28.169	10	24.000	28.323	2	24.408	28.848	122	18.454	21.833	59
2014	27.977	30.858	5	28.169	31.084	10	28.323	31.271	2	28.848	31.897	97	21.833	24.165	52
2015	30.858	25.795	5	31.084	25.998	10	31.271	26.167	1*	31.897	26.731	86	24.165	20.271	39
2016	25.795	28.140	4	25.998	28.375	7	26.167	28.573	3	26.731	29.234	81	20.271	22.191	37
MFS® VIT II Core Equity(14)
2007	12.408	13.492	6	12.440	13.533	8	12.472	13.575	2	12.573	13.705	90	12.640	13.792	29
2008	13.492	8.028	4	13.533	8.057	5	13.575	8.086	2	13.705	8.176	73	13.792	8.236	19
2009	8.028	10.411	4	8.057	10.454	5	8.086	10.496	2	8.176	10.629	62	8.236	10.718	7
2010	10.411	11.932	4	10.454	11.987	5	10.496	12.041	2	10.629	12.212	52	10.718	12.327	7
2011	11.932	11.552	3	11.987	11.611	5	12.041	11.670	2	12.212	11.853	38	12.327	11.976	6
2012	11.552	13.136	3	11.611	13.209	5	11.670	13.283	2	11.853	13.511	36	11.976	13.665	5
2013	13.136	17.292	1*	13.209	17.397	5	13.283	17.502	2	13.511	17.830	36	13.665	18.052	5
2014	17.292	18.818	1*	17.397	18.942	5	17.502	19.067	1*	17.830	19.453	27	18.052	19.714	1*
2015	18.818	18.377	1*	18.942	18.507	4	19.067	18.638	1*	19.453	19.044	10	19.714	19.319	1*
2016	18.377	20.016	1*	18.507	20.169	4	18.638	20.322	1*	19.044	20.796	10	19.319	21.117	1*
A-19

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid Cap Growth(1)
2004	10.439	11.907	29	10.451	11.926	41	10.463	11.946	49	10.497	12.004	559	10.522	12.043	191
2005	11.907	13.281	25	11.926	13.310	60	11.946	13.338	42	12.004	13.423	647	12.043	13.481	229
2006	13.281	14.939	19	13.310	14.979	53	13.338	15.018	38	13.423	15.136	607	13.481	15.216	231
2007	14.939	17.951	16	14.979	18.008	55	15.018	18.064	26	15.136	18.233	473	15.216	18.348	219
2008	17.951	9.969	14	18.008	10.006	42	18.064	10.042	21	18.233	10.151	375	18.348	10.225	158
2009	9.969	12.866	7	10.006	12.919	36	10.042	12.973	21	10.151	13.134	314	10.225	13.243	108
2010	12.866	16.289	6	12.919	16.365	23	12.973	16.441	17	13.134	16.669	271	13.243	16.825	77
2011	16.289	16.05	7	16.365	16.133	21	16.441	16.216	10	16.669	16.466	195	16.825	16.636	68
2012	16.05	17.694	7	16.133	17.794	21	16.216	17.894	3	16.466	18.198	165	16.636	18.405	55
2013	17.694	20.179	3	17.794	20.298	21	17.894	20.416	3	18.198	20.774	156	18.405	21.018	53
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	18.716	18.960	7	18.763	19.018	43	18.811	19.075	20	18.961	19.256	416	19.056	19.373	189
2008	18.960	10.074	5	19.018	10.110	36	19.075	10.145	14	19.256	10.257	318	19.373	10.330	141
2009	10.074	14.479	4	10.110	14.538	24	10.145	14.597	3	10.257	14.779	270	10.330	14.899	87
2010	14.479	17.918	3	14.538	18.000	22	14.597	18.081	2	14.779	18.335	226	14.899	18.502	64
2011	17.918	16.430	2	18.000	16.513	19	18.081	16.596	2	18.335	16.854	186	18.502	17.025	48
2012	16.430	18.615	2	16.513	18.719	18	16.596	18.822	2	16.854	19.144	156	17.025	19.356	44
2013	18.615	25.020	2	18.719	25.172	17	18.822	25.323	1*	19.144	25.795	132	19.356	26.107	36
2014	25.020	27.932	2	25.172	28.115	16	25.323	28.299	1*	25.795	28.869	115	26.107	29.248	31
2015	27.932	25.108	2	28.115	25.286	16	28.299	25.464	1*	28.869	26.016	100	29.248	26.384	24
2016	25.108	28.605	1*	25.286	28.822	15	25.464	29.039	1*	26.016	29.713	87	26.384	30.163	22
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	N/A	N/A	N/A	10.001	12.484	1*	9.619	12.495	11	10.475	12.503	3
2010	N/A	N/A	N/A	12.479	15.214	4	12.484	15.227	1*	12.495	15.263	15	12.503	15.288	4
2011	15.202	13.783	3	15.214	13.803	9	15.227	13.820	17	15.263	13.874	44	15.288	13.910	16
2012	13.783	14.210	3	13.803	14.237	10	13.820	14.262	9	13.874	14.339	40	13.910	14.391	9
2013	14.210	11.885	1*	14.237	11.914	9	14.262	11.940	8	14.339	12.023	31	14.391	12.079	11
2014	11.885	9.485	1*	11.914	9.513	9	11.940	9.539	8	12.023	9.619	25	12.079	9.673	10
2015	9.485	6.914	1*	9.513	6.938	8	9.539	6.961	1*	9.619	7.030	6	9.673	7.077	8
2016	6.914	7.789	1*	6.938	7.820	7	6.961	7.849	1*	7.030	7.939	10	7.077	8.000	10
Putnam VT Global Health Care
2007	11.256	10.973	4	11.290	11.011	7	11.320	11.046	12	11.407	11.147	69	11.468	11.219	21
2008	10.973	8.923	3	11.011	8.959	5	11.046	8.992	12	11.147	9.088	52	11.219	9.155	15
2009	8.923	11.027	2	8.959	11.077	4	8.992	11.122	6	9.088	11.258	46	9.155	11.353	16
2010	11.027	11.080	2	11.077	11.136	3	11.122	11.188	4	11.258	11.342	41	11.353	11.448	16
2011	11.080	10.738	20	11.136	10.798	1*	11.188	10.853	5	11.342	11.019	34	11.448	11.134	13
2012	10.738	12.876	20	10.798	12.954	1*	10.853	13.027	5	11.019	13.246	31	11.134	13.397	12
2013	12.876	17.889	2	12.954	18.006	1*	13.027	18.116	1*	13.246	18.448	34	13.397	18.678	12
2014	17.889	22.393	2	18.006	22.551	1*	18.116	22.701	1*	18.448	23.151	31	18.678	23.463	11
2015	22.393	23.670	2	22.551	23.850	1*	22.701	24.020	1*	23.151	24.533	23	23.463	24.888	11
2016	23.670	20.578	2	23.850	20.744	1*	24.020	20.903	1*	24.533	21.381	20	24.888	21.713	10
Putnam VT Growth & Income
2007	13.766	12.685	7	13.806	12.728	8	13.845	12.770	9	13.951	12.888	80	14.024	12.968	17
2008	12.685	7.626	4	12.728	7.656	7	12.770	7.685	6	12.888	7.767	58	12.968	7.823	7
2009	7.626	9.708	4	7.656	9.751	4	7.685	9.793	6	7.767	9.913	44	7.823	9.995	3
2010	9.708	10.889	4	9.751	10.943	4	9.793	10.996	6	9.913	11.147	42	9.995	11.250	2
2011	10.889	10.183	4	10.943	10.238	3	10.996	10.293	6	11.147	10.451	24	11.250	10.558	1*
2012	10.183	11.898	3	10.238	11.968	3	10.293	12.038	6	10.451	12.241	22	10.558	12.378	1*
2013	11.898	15.831	1*	11.968	15.933	3	12.038	16.034	2	12.241	16.328	23	12.378	16.528	1*
2014	15.831	17.192	1*	15.933	17.311	3	16.034	17.429	2	16.328	17.776	18	16.528	18.012	1*
2015	17.192	15.591	1*	17.311	15.706	2	17.429	15.821	2	17.776	16.160	17	N/A	N/A	N/A
2016	15.591	17.586	1*	15.706	17.725	1*	15.821	17.864	2	16.160	18.274	14	N/A	N/A	N/A
A-20

	with EEB and Step-Up			with EEB			with Step-Up			with EGMDB			with GOP
	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units	Accumulation unit value		Number of accumulation units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation unit value in dollars and Number of accumulation units in thousands)
Templeton Global Bond VIP
2007	10.899	11.865	5	10.909	11.881	21	10.917	11.896	34	10.943	11.942	264	10.960	11.973	100
2008	11.865	12.358	18	11.881	12.381	40	11.896	12.403	6	11.942	12.470	364	11.973	12.514	119
2009	12.358	14.384	14	12.381	14.417	41	12.403	14.451	6	12.470	14.550	348	12.514	14.616	116
2010	14.384	16.144	7	14.417	16.190	31	14.451	16.236	10	14.550	16.372	325	14.616	16.463	113
2011	16.144	15.695	9	16.190	15.747	31	16.236	15.799	7	16.372	15.955	261	16.463	16.060	96
2012	15.695	17.711	9	15.747	17.779	26	15.799	17.846	6	15.955	18.050	239	16.060	18.187	78
2013	17.711	17.651	8	17.779	17.728	26	17.846	17.805	6	18.050	18.035	220	18.187	18.190	66
2014	17.651	17.628	7	17.728	17.713	20	17.805	17.799	5	18.035	18.056	189	18.190	18.229	55
2015	17.628	16.543	5	17.713	16.632	19	17.799	16.720	3	18.056	16.987	161	18.229	17.168	46
2016	16.543	16.700	5	16.632	16.798	16	16.720	16.896	3	16.987	17.192	130	17.168	17.391	39
Templeton Growth VIP
2007	16.779	16.841	24	16.822	16.893	82	16.868	16.948	10	17.004	17.109	656	15.163	15.273	401
2008	16.841	9.525	21	16.893	9.560	72	16.948	9.595	9	17.109	9.702	500	15.273	8.669	312
2009	9.525	12.247	21	9.560	12.297	62	9.595	12.349	8	9.702	12.505	419	8.669	11.185	230
2010	12.247	12.899	23	12.297	12.958	58	12.349	13.019	7	12.505	13.203	356	11.185	11.821	188
2011	12.899	11.767	17	12.958	11.827	54	13.019	11.889	6	13.203	12.075	271	11.821	10.822	163
2012	11.767	13.971	16	11.827	14.049	46	11.889	14.130	6	12.075	14.372	223	10.822	12.894	135
2013	13.971	17.924	13	14.049	18.033	43	14.130	18.146	4	14.372	18.485	205	12.894	16.600	104
2014	17.924	17.083	12	18.033	17.196	42	18.146	17.312	4	18.485	17.662	174	16.600	15.877	84
2015	17.083	15.666	12	17.196	15.778	38	17.312	15.892	3	17.662	16.238	152	15.877	14.611	69
2016	15.666	16.842	8	15.778	16.970	36	15.892	17.102	3	16.238	17.500	137	14.611	15.763	57
*	The numbers of accumulation units less than 500 were rounded up to 1,000.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) Effective March 27, 2015, the MFS VIT Core Equity Series was reorganized into the MFS VIT II Core Equity Portfolio. The values in the table for periods prior to the date of the reorganization reflect investments in the MFS VIT Core Equity Series.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(16) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.
A-21

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B — Guaranteed Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income Rates
Guaranteed Annual Income Rates by Ages for rider elections on or after May 20, 2013 but prior to January 23, 2017:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Rates by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

B-1

Guaranteed Annual Income Rates by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Rates by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Market Select® Advantage Guaranteed Annual Income Rates
Guaranteed Annual Income Rates by Ages for rider election forms signed between October 3, 2016 and April 14, 2017:
Lincoln Market Select® Advantage
Single Life Option		Joint Life Option**
Age	Guaranteed Annual Income rate*	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*In order to have received the rate indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

B-2

Appendix C — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017, or for purchasers of Lincoln Market Select® Advantage between October 3, 2016 and April 14, 2017.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
C-1

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

C-2

SAI 1

Lincoln ChoicePlusSM II Advance
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlusSM II Advance prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlusSM II Advance prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $606,129,776, $561,689,144 and $433,441,077 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
B-3

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
B-4

units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place
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on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
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THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected Lincoln Market Select® Advantage.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement.  You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com.  This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017. The Guaranteed Annual Income rates may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Annual Income amount is calculated when you elect the rider. Upon the first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will be based on your age (or the younger of you and your spouse under the joint life option) as of the date of that withdrawal, and thereafter may not change unless an Automatic Annual Step-up occurs.

Single Life GAI Rate		Joint Life GAI Rate
Age	GAI Rate	Age	GAI Rate
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-64	4.00%
65+	5.00%	65-74	4.50%
		75+	5.00%

The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

The Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value or Income Base, based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected.

1

i4LIFE® Advantage Select Guaranteed Income Benefit elections for Contractowners who transition from Lincoln Market Select® Advantage.

Single Life GIB %		Joint Life GIB %
Age	GIB %	Age	GIB %
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the percentages and rates indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Annual Income rates and Guaranteed Income Benefit percentages that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated May 1, 2017

This Rate Sheet Prospectus Supplement (“Rate Sheet”) does not apply if you have not elected i4LIFE® Advantage Select Guaranteed Income Benefit.  This supplement is for informational purposes and requires no action on your part.

This Rate Sheet provides the i4LIFE® Advantage Select Guaranteed Income Benefit percentages that we are currently offering.  This Rate Sheet must be retained with the current prospectus.

For new Contractowners, the current Rate Sheet will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

The rates below apply for applications and/or rider election forms signed between April 15, 2017 and July 18, 2017.  The Guaranteed Income Benefit percentages may be different than those listed below for applications signed after July 18, 2017.

Single Life GIB Percentage		Joint Life GIB Percentage
Age	GIB Percentage	Age	GIB Percentage
Under 40	2.50%	Under 40	2.50%
40-54	3.00%	40-54	3.00%
55-58	3.50%	55-58	3.50%
59-64	4.00%	59-69	4.00%
65-69	4.50%	70-74	4.50%
70-79	5.00%	75-79	5.00%
80+	5.50%	80+	5.50%

In order to receive the rate indicated in this Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted above. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form and the annuity must be funded within 60 calendar days.  Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time.

Subject to the rules above, if the Guaranteed Income Benefit percentage rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form and neither rates have decreased, you will receive the higher set of rates.  If any rates have decreased when we compare the Guaranteed Income Benefit percentage rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

*Purchasers of Lincoln SmartSecurity® Advantage (regardless of the rider effective date) may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit.

Prospectus 2

Lincoln ChoicePlus AssuranceSM (L Share)
Individual Variable Annuity Contracts
Lincoln Life Variable Annuity Account N
May 1, 2017
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
www.LincolnFinancial.com
1-888-868-2583
This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract can be purchased primarily as either a nonqualified annuity or qualified retirement annuity under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. You receive tax deferral for an IRA whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for purchasing a qualified annuity contract.
The contract is designed to accumulate Contract Value and to provide income over a certain period of time, or for life, subject to certain conditions. The benefits offered under this contract may be a variable or fixed amount, if available, or a combination of both. This contract also offers a Death Benefit payable upon the death of the Contractowner or Annuitant. Certain benefits described in this prospectus are no longer available.
The state in which your contract is issued will govern whether or not certain features, riders, restrictions, limitations, charges and fees will apply to your contract. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
The minimum initial Purchase Payment for the contract is $10,000. Additional Purchase Payments, subject to certain restrictions, may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually. Upon advance written notice, we reserve the right to limit, restrict, or suspend Purchase Payments made to the contract.
Except as noted below, you choose whether your Contract Value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. If any portion of your Contract Value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.
We offer variable annuity contracts that have lower fees and that may offer different investment options, features, and optional benefits. You should carefully consider whether or not this contract is the best product for you.
All Purchase Payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (Variable Annuity Account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the Contract Value and the retirement income for amounts placed into one or more of the contract’s variable options (“Subaccounts”), which, in turn, invest in corresponding underlying funds. If the Subaccounts you select make money, your Contract Value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the Subaccounts you select. We do not guarantee how any of the Subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.
The available funds are listed below:
AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. American Franchise Fund*
Invesco V.I. Core Equity Fund*
Invesco V.I. Equally-Weighted S&P 500 Fund1
Invesco V.I. International Growth Fund
AllianceBernstein Variable Products Series Fund:
AB VPS Global Thematic Growth Portfolio
AB VPS Large Cap Growth Portfolio*

AB VPS Small/Mid Cap Value Portfolio
ALPS Variable Investment Trust:
ALPS/Stadion Core ETF Portfolio*
American Century Variable Portfolios, Inc.:
American Century VP Balanced Fund
American Century VP Large Company Value Fund*
American Funds Insurance Series®:
American Funds Global Growth Fund*
American Funds Global Small Capitalization Fund*
American Funds Growth Fund*
American Funds Growth-Income Fund*
American Funds International Fund*
BlackRock Variable Series Funds, Inc.:
BlackRock Global Allocation V.I. Fund
Delaware VIP® Trust:
Delaware VIP® Diversified Income Series
Delaware VIP® Emerging Markets Series
Delaware VIP® High Yield Series*
Delaware VIP® Limited-Term Diversified Income Series
Delaware VIP® REIT Series
Delaware VIP® Small Cap Value Series
Delaware VIP® Smid Cap Core Series
(formerly Delaware VIP® Smid Cap Growth Series)
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Deutsche Variable Series II:
Deutsche Alternative Asset Allocation VIP Portfolio
Fidelity® Variable Insurance Products:
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Growth Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust Variable Insurance Trust:
First Trust/Dow Jones Dividend & Income Allocation Portfolio2
Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Templeton Global Bond VIP Fund
Templeton Growth VIP Fund*
Janus Aspen Series:
Janus Aspen Balanced Portfolio*
Janus Aspen Enterprise Portfolio*
Janus Aspen Global Research Portfolio*
JPMorgan Insurance Trust:
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Global Allocation Portfolio
Legg Mason Partners Variable Equity Trust
ClearBridge Variable Large Cap Growth Portfolio*
ClearBridge Variable Mid Cap Portfolio
QS Variable Conservative Growth*
Lincoln Variable Insurance Products Trust:
LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP American Global Growth Fund*
LVIP American Global Small Capitalization Fund*
LVIP American Growth Fund*
LVIP American Growth-Income Fund*
LVIP American International Fund*
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Inflation Protected Bond Fund
LVIP BlackRock Scientific Allocation Fund*
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP Clarion Global Real Estate Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund*
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
LVIP Dimensional International Core Equity Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Income Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund*
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP Managed Risk Profile 2010 Fund*
LVIP Managed Risk Profile 2020 Fund*
LVIP Managed Risk Profile 2030 Fund*
LVIP Managed Risk Profile 2040 Fund*
LVIP MFS International Equity Managed Volatility Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP PIMCO Low Duration Bond Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Bond Index Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund3
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP SSGA SMID Cap Managed Volatility Fund
LVIP T. Rowe Price Growth Stock Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Capital Growth Fund
LVIP Wellington Mid-Cap Value Fund
LVIP Western Asset Core Bond Fund*
MFS® Variable Insurance Trust:
MFS® VIT Growth Series
MFS® VIT Total Return Series
MFS® VIT Utilities Series
MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio*
Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio*
PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio
Putnam Variable Trust:
Putnam VT Equity Income Fund*
Putnam VT George Putnam Balanced Fund
Putnam VT Global Health Care Fund*
Putnam VT Growth & Income Fund*
* Not all funds are available in all contracts. Refer to the Description of the Funds section of this prospectus for specific information regarding availability of funds.
1 Standard & Poor’s®,” “S&P®,” “Standard & Poor’s Equal Weight Index,” “S&P EWI,” “S&P 500®,” “Standard & Poor’s 500” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Invesco V.I. Equally-Weighted S&P 500 Fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.
2 Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademark has been licensed to S&P Dow Jones Indices LLC and has been sublicensed for use for certain purposes by First Trust Advisors L.P. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product.
3 The Index to which this fund is managed to is a product of S&P Dow Jones Indices LLC (“SPDJI”) and has been licensed for use by one or more of the portfolio’s service providers (licensee). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (Dow Jones); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the licensee. S&P®, S&P GSCI® and the Index are trademarks of S&P and have been licensed for use by SPDJI and its affiliates and sublicensed for certain purposes by the licensee. The Index is not owned, endorsed, or approved by or associated with any additional third party. The licensee’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, or their third party licensors, and none of such parties or their respective affiliates or third party licensors make any representation regarding the advisability of investing in such products, nor do they have any liability for any errors, omissions, or interruptions of the Index.
This prospectus gives you information about the contract that you should know before you decide to buy a contract and make Purchase Payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.
Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
More information about the contract is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

Special Terms
In this prospectus, the following terms have the indicated meanings:
5% Enhancement—A feature under certain Living Benefit Riders in which the Guaranteed Amount or Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5%, subject to certain conditions.
Access Period—Under i4LIFE® Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a Death Benefit.
Account or Variable Annuity Account (VAA)—The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.
Account Value—Under i4LIFE® Advantage, the initial Account Value is the Contract Value on the Valuation Date that i4LIFE® Advantage is effective (or initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments and withdrawals.
Accumulation Unit—A measure used to calculate Contract Value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE® Advantage Account Value during the Access Period.
Annuitant—The person upon whose life the annuity benefit payments are based, and upon whose death a Death Benefit may be paid.
Annuity Commencement Date—The Valuation Date when funds are withdrawn or converted into Annuity Units or fixed dollar payout for payment of retirement income benefits under the Annuity Payout option you select (other than i4LIFE® Advantage).
Annuity Payout—A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE® Advantage has been elected). Payments may be variable or fixed, or a combination of both.
Annuity Unit—A measure used to calculate the amount of Annuity Payouts for the variable side of the contract after the Annuity Commencement Date.
Automatic Annual Step-up—Under certain Living Benefit Riders, the Guaranteed Amount or Income Base will automatically step up to the Contract Value on each Benefit Year anniversary, subject to certain conditions.
Beneficiary—The person you choose to receive any Death Benefit paid if you die before the Annuity Commencement Date.
Benefit Year—Under certain Living Benefit Riders, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity® Advantage, if the Contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.
Contractowner (you, your, owner)—The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the Beneficiary, etc.). Usually, but not always, the Contractowner is the Annuitant.
Contract Value (may be referred to as Account Value in marketing materials)—At any given time before the Annuity Commencement Date, the total value of all Accumulation Units of a contract plus the value of the fixed side of the contract, if any.
Contract Year—Each 12-month period starting with the effective date of the contract and starting with each contract anniversary after that.
Death Benefit—Before the Annuity Commencement Date, the amount payable to your designated Beneficiary if the Contractowner dies. As an alternative, the Contractowner may receive a Death Benefit on the death of the Annuitant prior to the Annuity Commencement Date.
Enhancement Period—Under certain Living Benefit Riders, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period may begin each time an Automatic Annual Step-up to the Contract Value occurs, depending on which Living Benefit Rider you have elected, and subject to certain conditions.
Excess Withdrawals—Amounts withdrawn during a Benefit Year, as specified for each Living Benefit Rider, which decrease or eliminate the guarantees under the rider.
Good Order—The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Guaranteed Amount—The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity® Advantage.

Guaranteed Amount Annuity Payment Option—A fixed Annuity Payout option available under Lincoln SmartSecurity® Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Guaranteed Annual Income—The guaranteed periodic withdrawal amount available from the contract each Benefit Year for life under certain Living Benefit Riders.
Guaranteed Annual Income Amount Annuity Payout Option—A payout option available under certain Living Benefit Riders in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.
Guaranteed Period—The period during which Contract Value in a fixed account will be credited a guaranteed interest rate.
Income Base—Under certain Living Benefit Riders, a value used to calculate either the Guaranteed Annual Income amount or the minimum payouts under your contract at a later date. The amount of the Income Base may vary based on when you elect the rider, and is adjusted as set forth in this prospectus.
Interest Adjustment—An upward or downward adjustment on the amount of Contract Value in the fixed account upon a transfer, withdrawal or surrender of Contract Value from the fixed account due to fluctuations in interest rates.
Investment Requirements—Restrictions in how you may allocate your Subaccount investments if you own certain Living Benefit Riders.
Lifetime Income Period—Under i4LIFE® Advantage, the period of time following the Access Period during which we make Regular Income Payments to you for the rest of your life (and Secondary Life, if applicable). During the Lifetime Income Period, you will no longer have access to your Account Value or receive a Death Benefit.
Lincoln Life (we, us, our, Company)—The Lincoln National Life Insurance Company.
Living Benefit Rider—A general reference to optional riders that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit Rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.
Maximum Annual Withdrawal—The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option — A fixed Annuity Payout option available under Lincoln Lifetime IncomeSM Advantage under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.
Nursing Home Enhancement—A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.
Periodic Income Commencement Date—The Valuation Date on which the amount of i4LIFE® Advantage Regular Income Payments are determined.
Persistency Credit—The additional amount credited to the contract after the seventh contract anniversary.
Purchase Payments—Amounts paid into the contract other than Persistency Credits.
Rate Sheet—A prospectus supplement, that will be filed periodically, where we declare the current Guaranteed Annual Income rates under Lincoln Market Select® Advantage, and the Guaranteed Income Benefit percentages under i4LIFE® Advantage Select Guaranteed Income Benefit.
Regular Income Payments—The variable, periodic income payments paid under i4LIFE® Advantage.
Secondary Life—Under certain Living Benefit Riders, the person designated by the Contractowner upon whose life the annuity payments will also be contingent.
Subaccount—Each portion of the VAA that reflects investments in Accumulation and Annuity Units of a class of a particular fund available under the contracts. There is a separate Subaccount which corresponds to each class of a fund.
Valuation Date—Each day the New York Stock Exchange (NYSE) is open for trading.
Valuation Period—The period starting at the close of trading (normally 4:00 p.m. New York time) on each day that the NYSE is open for trading (Valuation Date) and ending at the close of such trading on the next Valuation Date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.
The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer Contract Value between investment options, and/or the fixed account (if available). State premium taxes may also be deducted. The premium tax rates range from zero to 5%.
CONTRACTOWNER TRANSACTION EXPENSES
Accumulation Phase:
Surrender charge (as a percentage of Purchase Payments surrendered/withdrawn):[1]	7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage and Regular Income Payments under i4LIFE® Advantage). See Fixed Side of the Contract.

[1]	The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions – Surrender Charge.

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given Contractowner. The tables differ based on whether the Contractowner has purchased the i4LIFE® Advantage rider.
•	Table A reflects the expenses for a contract that has not elected i4LIFE® Advantage (Base contract).
•	Table B reflects the expenses for a contract that has elected i4LIFE® Advantage.
•	Table C reflects the expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk).
•	Table D reflects the expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage.
•	Table E reflects the expenses for i4LIFE® Advantage for Contractowners who transition from 4LATER® Advantage.

TABLE A
Expenses for a Contract that has not Elected i4LIFE® Advantage (Base contract)
Annual Account Fee:[1]	$35

Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[2,3]
Estate Enhancement Benefit (EEB)
Mortality and Expense Risk Charge	2.05%
Administrative Charge	0.10%
Total Separate Account Expenses	2.15%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Mortality and Expense Risk Charge	1.85%
Administrative Charge	0.10%
Total Separate Account Expenses	1.95%
Guarantee of Principal Death Benefit
Mortality and Expense Risk Charge	1.60%
Administrative Charge	0.10%
Total Separate Account Expenses	1.70%
Account Value Death Benefit
Mortality and Expense Risk Charge	1.55%
Administrative Charge	0.10%
Total Separate Account Expenses	1.65%

Optional Living Benefit Rider Charges:	Single Life	Joint Life
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk):[4,5]
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
Lincoln Market Select® Advantage:[6]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
4LATER® Select Advantage:[7]
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
Lincoln Lifetime IncomeSM Advantage:[8]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.90%	0.90%
Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus	0.15%	0.15%
Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option:[9]
Guaranteed Maximum Charge	1.50%	1.50%
Current Charge	0.85%	1.00%
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option:[9]
Guaranteed Maximum Charge	0.95%	N/A
Current Charge	0.85%	N/A
4LATER® Advantage:[10]
Guaranteed Maximum Charge	1.50%	N/A
Current Charge	0.65%	N/A
4LATER® Advantage (Managed Risk):[11]
Guaranteed Maximum Charge	2.00%	2.00%
Current Charge	1.05%	1.25%
Lincoln Long-Term CareSM Advantage:
Acceleration Benefit Charge[12]
Guaranteed Maximum Charge Level Benefit or Growth Benefit	1.50%	N/A
Current Charge Growth Benefit	0.50%	N/A
Current Charge Level Benefit	0.35%	N/A
Extension Benefit Charge[13]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.76%	N/A
Optional Nonforfeiture Benefit Charge[14]
Guaranteed Maximum Charge	N/A	N/A
Current Charge (Contractowners ages 70-74)	0.12%	N/A
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charges are as follows: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%. For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. In the event of a subsequent Death Benefit change, the charge will be based on the charges in effect at the time the contract was purchased.
[3]	The mortality and expense risk charge and administrative charge rates together are 1.40% on and after the Annuity Commencement Date.
[4]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge for a discussion of these changes to the Income Base.
[5]	The charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of the rider - Lincoln Lifetime IncomeSM Advantage 2.0 - which is no longer available for purchase.
[6]	As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments, 5% Enhancements, and/or Automatic Annual Step-ups, and decreased by Excess Withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Lincoln Market Select® Advantage Charge for more information.
[7]	As an annualized percentage of the Income Base, as increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – Rider Charges – 4LATER® Select Advantage Charge for more information.

[8]	As an annualized percentage of the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage Charge for more information.
[9]	As an annualized percentage of the Guaranteed Amount, as increased for subsequent Purchase Payments, and step-ups and decreased for withdrawals. This charge is deducted from the Contract Value on a quarterly basis. For Lincoln SmartSecurity® Advantage - 1 Year Automatic Step-up option riders purchased prior to December 3, 2012, the current annual charge rate will increase to 0.85% (single life option) and 1.00% (joint life option) upon the next election of a step-up of the Guaranteed Amount. For Lincoln SmartSecurity® Advantage - 5 Year Elective Step-up option riders the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions – Lincoln SmartSecurity® Advantage Charge for more information.
[10]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, automatic 15% enhancements, and resets and decreased for withdrawals. This charge is deducted from the Subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Charge for more information.
[11]	As an annualized percentage of the Income Base, as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. This charge is deducted from the Contract Value on a quarterly basis. See Charges and Other Deductions – 4LATER® Advantage (Managed Risk) Charge for a discussion of these changes to the Income Base.
[12]	The Acceleration Benefit Charge rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted up to the maximum allowable charge rate of 1.50% of the LTC Guaranteed Amount. The Acceleration Benefit Charge rates are different for the Level Benefit and Growth Benefit. See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.
[13]	The Extension Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.76% (0.19% quarterly). See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.
[14]	The Optional Nonforfeiture Benefit Charge rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all Contractowners in the same class as determined in a nondiscriminatory manner. The highest current charge rate will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. For all other states, the highest charge rate will be 0.12% (0.03% quarterly). See Charges and Other Deductions – Lincoln Long-Term CareSM Advantage Charges for more information.

TABLE B
Expenses for a Contract that has Elected i4LIFE® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage without a Guaranteed Income Benefit rider:[2]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	2.35%
Guarantee of Principal Death Benefit	2.10%
Account Value Death Benefit	2.05%

i4LIFE® Advantage Select Guaranteed Income Benefit:[3]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.60%	4.80%
Current Charge	3.30%	3.50%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.35%	4.55%
Current Charge	3.05%	3.25%

Account Value Death Benefit
Guaranteed Maximum Charge	4.30%	4.50%
Current Charge	3.00%	3.20%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4):[4]	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	4.35%	4.35%
Current Charge	3.00%	3.20%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	4.10%	4.10%
Current Charge	2.75%	2.95%

Account Value Death Benefit
Guaranteed Maximum Charge	4.05%	4.05%
Current Charge	2.70%	2.90%

i4LIFE® Advantage Guaranteed Income Benefit (versions 1, 2 and 3):[5]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.80%
Current Charge	2.80%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.55%
Account Value Death Benefit
Guaranteed Maximum Charge	3.50%
Current Charge	2.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE® Advantage. See Charges and Other Deductions – i4LIFE® Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE® Advantage charge rate is reduced to 1.65% during the Lifetime Income Period. For contracts purchased prior to November 14, 2011, the charge rates are as follows: EGMDB 2.30%; Guarantee of Principal 2.05%; Account Value 2.00%.
[3]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.95% of Account Value for the single life option and 1.15% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.25% (2.45% joint life option). These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE® Advantage charge rate of 1.65%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.
[4]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge rate of 2.00%. These charges are added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. For contracts purchased prior to November 14, 2011, the charge rates are as follows: Guaranteed Maximum Charge rate for single and joint life option: EGMDB 4.30%; Guarantee of Principal 4.05%; Account Value 4.00%. Current charge rate for single/joint life option: EGMDB 2.95/3.15%; Guarantee of Principal 2.70%/2.90%; Account Value 2.65%/2.85%. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information. These charges apply to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) and i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[5]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate may change to the current charge rate in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge rate. See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for more information.

TABLE C
Expenses for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who Transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)1
Annual Account Fee:[2]	$35

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk):	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):[3]
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk):[4,5]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.00%	2.00%
Current Initial Annual Charge	1.05%	1.25%
[1]	These charges also apply to Lincoln Lifetime IncomeSM Advantage 2.0 purchasers who elect i4LIFE® Advantage Guaranteed Income Benefit (version 4).
[2]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[3]	For contracts purchased on or after June 6, 2005 and prior to November 14, 2011, the total annual charge rates are as follows: EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.
[4]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.
[5]	As an annualized percentage of the greater of the Income Base (associated with the 4LATER® Advantage (Managed Risk)) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Advantage (Managed Risk) current charge rate. (The 4LATER® Advantage (Managed Risk) charge continues to be a factor in determining the i4LIFE® Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE D
Expenses for i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who Transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from Lincoln Market Select® Advantage or 4LATER® Select Advantage:	Single/Joint Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the Subaccounts):
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	1.95%
Guarantee of Principal Death Benefit	1.70%
Account Value Death Benefit	1.65%

i4LIFE® Advantage Select Guaranteed Income Benefit:[2,3]	Single Life	Joint Life
Guaranteed Maximum Annual Charge	2.25%	2.45%
Current Initial Annual Charge	1.25%	1.50%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of the greater of the Income Base (associated with Lincoln Market Select® Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Market Select®

Advantage current charge rate. (The Lincoln Market Select® Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from a Prior Rider for more information.
[3]	As an annualized percentage of the greater of the Income Base (associated with 4LATER® Select Advantage) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE® Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER® Select Advantage current charge rate. (The 4LATER® Select Advantage charge continues to be a factor in determining the i4LIFE® Advantage Select Guaranteed Income Benefit charge.) See Charges and Other Deductions – i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider for more information.

TABLE E
Expenses for i4LIFE® Advantage for Contractowners who Transition from 4LATER® Advantage
Annual Account Fee:[1]	$35

i4LIFE® Advantage with 4LATER® Advantage Guaranteed Income Benefit for Contractowners who transition from 4LATER® Advantage:[2]	Single/Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
Guaranteed Maximum Charge	3.85%
Current Charge	3.00%
Guarantee of Principal Death Benefit
Guaranteed Maximum Charge	3.60%
Current Charge	2.75%
Account Value Death Benefit
Guaranteed Maximum Charge	3.55%
Current Charge	2.70%
[1]	During the accumulation phase, the account fee will be deducted from your Contract Value on each contract anniversary, or upon surrender of the contract. The account fee will be waived if your Contract Value is $100,000 or more on the contract anniversary (or date of surrender). This account fee may be less in some states and will be waived after the fifteenth Contract Year, regardless of your Contract Value.
[2]	As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge rate for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge rate of 1.50%. This charge is added to the i4LIFE® Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge rate is added to the i4LIFE® Advantage charge rate of 1.65%. The charge rate will change to the current charge rate in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge rate. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions – 4LATER® Advantage Guaranteed Income Benefit Charge for more information. For contracts purchased prior to November 14, 2011, the charge rates are as follows: Guaranteed Maximum Charge: EGMDB 3.80%; Guarantee of Principal 3.55%; Account Value 3.50%. Current Charge: EGMDB 2.95%; Guarantee of Principal 2.70%; Account Value 2.65%.

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2016. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.
	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.49%	2.25%
Total Annual Fund Operating Expenses (after contractual waivers/reimbursements*)	0.49%	1.61%
*	Some of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2018.
Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase (“redemption fees”). As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.
For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES
The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.
The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB Death Benefit and Lincoln Market Select® Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$1,367	$2,615	$3,382	$6,887
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
1 year	3 years	5 years	10 years
$667	$2,015	$3,382	$6,887
The next Example assumes you have purchased the Lincoln Long-Term CareSM Advantage rider and have elected either the Growth Benefit option or the Level Benefit option. The Example also assumes that you are age 69 (Growth Benefit option) or age 74 (Level Benefit option) and invest $10,000 in the contract for the time periods indicated. The Example assumes a 5% return each year, the maximum fees and expenses of any of the funds, election of the Optional Nonforfeiture provision, and that the EGMDB Death Benefit is in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
1) If you surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$1,407	$2,694	$3,445	$6,658
Level Benefit Option	$1,450	$2,818	$3,642	$7,005
2) If you annuitize or do not surrender your contract at the end of the applicable time period:
	1 year	3 years	5 years	10 years
Growth Benefit Option	$707	$2,094	$3,445	$6,658
Level Benefit Option	$750	$2,218	$3,642	$7,005
For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which Annuity Payouts are made. See Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.
Summary of Common Questions
What kind of contract am I buying? This contract is an individual deferred flexible premium variable annuity contract between you and Lincoln Life. You may allocate your Purchase Payments to the VAA or to the fixed account. This prospectus primarily describes the variable side of the contract. This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. All material state variations are discussed in this prospectus, however, non-material variations may not be discussed. You should refer to your contract regarding state-specific features. Please check with your registered representative regarding availability.
What is an L-Share contract? The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. See The Contracts for more information. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) the period of time that you must own the contract to receive the maximum benefit from any optional Living Benefit Rider you purchase.
What is the Variable Annuity Account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more Subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.
What are Asset Allocation Models? Asset allocation models are designed to assist you and your registered representative in deciding how to allocate your Purchase Payments among the various Subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts – Asset Allocation Models.
What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your Subaccount investments, which means you may be limited in how much you can invest in certain Subaccounts. Different Investment Requirements apply to different riders. See The Contracts – Investment Requirements.
What are my investment choices? You may allocate your Purchase Payments to the VAA or to the fixed account, if available. Based upon your instruction for Purchase Payments, the VAA applies your Purchase Payments to one or more of the Subaccounts, which, in turn, invest in a corresponding underlying fund. Each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account – Description of the Funds.
Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account – Description of the Funds.
How does the contract work? If we approve your application, we will send you a contract. When you make Purchase Payments during the accumulation phase, you buy Accumulation Units on the variable side of the contract and accumulate additional Contract Value through any investments in the fixed account, if available. If you decide to receive an Annuity Payout, your Accumulation Units are converted to Annuity Units. Your Annuity Payouts will be based on the number of Annuity Units you receive and the value of each Annuity Unit on payout days. See The Contracts.
What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge based on the Death Benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your Contract Value or Account Value if i4LIFE® Advantage is elected. See Charges and Other Deductions.
If you withdraw Purchase Payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn Purchase Payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions – Surrender Charge.
We will deduct any applicable premium tax from Purchase Payments or Contract Value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.
See Expense Tables and Charges and Other Deductions for information regarding additional fees and expenses that may be incurred.
The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.
The surrender, withdrawal or transfer of value before the end of the applicable Guaranteed Period associated with any investments in the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
Charges may also be imposed during the regular income or Annuity Payout period, including i4LIFE® Advantage, if elected. See The Contracts and Annuity Payouts.
For information about the compensation we pay for sales of contracts, see The Contracts – Distribution of the Contracts.
What Purchase Payments do I make, and how often? Your Purchase Payments are completely flexible, subject to minimum and maximum Purchase Payment amounts. For more information, see The Contracts – Purchase Payments.
Am I limited in the amount of Purchase Payments I can make into the contract? Yes, Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. Upon providing advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.

If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. State variations may apply. Please check with your registered representative. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date. For more information about these restrictions and limitations, see The Contracts – Purchase Payments.
What is a Persistency Credit? A Persistency Credit of 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states) of Contract Value less Purchase Payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts – Persistency Credits.
How will my Annuity Payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving Annuity Payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios, which would decrease the amount applied to any payout option and the related payments.
What happens if I die before I annuitize? The Death Benefit may be paid upon the death of either the Contractowner or the Annuitant. Upon the death of the Contractowner, your Beneficiary will receive Death Benefit proceeds based upon the Death Benefit you select. Your Beneficiary has options as to how the Death Benefit is paid. In the alternative, upon the death of the Annuitant the Contractowner may choose to receive a Death Benefit. See The Contracts – Death Benefit.
What happens if I die on or after the Annuity Commencement Date? Once you reach the Annuity Commencement Date, any applicable Death Benefit will terminate.
May I transfer Contract Value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than 12 per Contract Year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the Subaccounts is less than $2,000). If transferring funds from the fixed account to a Subaccount, you may only transfer up to 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts – Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.
What are Living Benefit Riders? Living Benefit Riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage) or a minimum Annuity Payout (4LATER® Select Advantage, 4LATER® Advantage (Managed Risk), 4LATER® Advantage and i4LIFE® Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without Guaranteed Income Benefit). Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), as they may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Any guarantees under the contract that exceed your Contract Value are subject to our financial strength and claims-paying ability. We reserve the right to discontinue offering any of the Living Benefit Riders at any time. This means that there is a chance that you may not be able to elect these Living Benefit Riders in the future (unless you are guaranteed the right to elect i4LIFE® Advantage under the terms of your contract or i4LIFE® Advantage Guaranteed Income Benefit under the terms of another Living Benefit Rider). In addition, we may make different versions of the Living Benefit Riders available.
Which Living Benefit Riders are currently available? The riders that are currently available are: Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, 4LATER® Select Advantage, i4LIFE® Advantage Select Guaranteed Income Benefit, i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), i4LIFE® Advantage (without Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract was purchased, unless your contract was issued prior to August 26, 2013. Lincoln Market Select® Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. 4LATER® Select Advantage is available only to current Contractowners who wish to terminate their 4LATER® Advantage (Managed Risk) rider. Lincoln Long-Term CareSM Advantage is available for election only at the time the contract is purchased. The following Living Benefit Riders are no longer available for purchase: Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM

Advantage 2.0, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage. Prior versions of i4LIFE® Advantage Guaranteed Income Benefit are unavailable unless otherwise guaranteed under a rider you have purchased.
What is Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)? Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section of this prospectus for more information. Additionally, a Nursing Home Enhancement may be available, which will increase the Guaranteed Annual Income amount upon admittance to an approved nursing care facility, subject to certain conditions. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent Purchase Payments, 5% Enhancements to the Income Base (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups to the Income Base and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for election only at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements and Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).
What is Lincoln Market Select® Advantage? Lincoln Market Select® Advantage is an optional rider that you may purchase which provides annual guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year), or an Automatic Annual Step-up to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount, subject to certain conditions. See the Living Benefit Riders – Lincoln Market Select® Advantage section of this prospectus for more information. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender, and is increased by subsequent Purchase Payments, 5% Enhancements (less Purchase Payments received in the preceding Benefit Year), and Automatic Annual Step-ups, and is decreased by Excess Withdrawals in accordance with provisions described in this prospectus. Lincoln Market Select® Advantage is available only to current Contractowners who wish to terminate their Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. You cannot simultaneously elect Lincoln Market Select® Advantage with any other Living Benefit Rider. There is an additional charge for this rider and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – Lincoln Market Select® Advantage.
What is 4LATER® Select Advantage? 4LATER® Select Advantage is an optional rider that you may purchase that provides an Income Base which may be used to establish the amount of the Guaranteed Income Benefit upon election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later elect i4LIFE® Advantage Select Guaranteed Income Benefit to receive a benefit from 4LATER® Select Advantage. 4LATER® Select Advantage is available to current Contractowners who wish to terminate their 4LATER® Advantage (Managed Risk) rider. You cannot simultaneously elect 4LATER® Select Advantage with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. See Charges and Other Deductions – Rider Charges, The Contracts – Investment Requirements, and Living Benefit Riders – 4LATER® Select Advantage.
What is i4LIFE® Advantage? i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments. During the Access Period, you have access to your Account Value, which means you have a Death Benefit and may surrender the contract or make withdrawals. For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. The charge is imposed only during the i4LIFE® Advantage payout phase, and is based on the i4LIFE® Advantage Death Benefit you choose and whether or not the Guaranteed Income Benefit is in effect.
What is i4LIFE® Advantage Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. The Guaranteed Income Benefit may be purchased when you elect i4LIFE® Advantage or any time during the Access Period, subject to terms and conditions at that time. The minimum floor is based on the Contract Value at the time you elect i4LIFE® Advantage Guaranteed Income Benefit. If you previously elected a Living Benefit Rider, your Income Base or Guaranteed Amount under that rider may be used to establish the amount of the initial Guaranteed Income Benefit at the time you transition to i4LIFE® Advantage. There is an additional charge for this rider, and you will be subject to Investment Requirements. See The Contracts – Investment Requirements and Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage, 4LATER® Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, 4LATER® Select Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity® Advantage, 4LATER® Advantage (Managed Risk). i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are the only versions of this rider available for purchase unless you are guaranteed the right to elect a prior version under another Living Benefit Rider.
What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (or “LTC rider”) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued. You cannot simultaneously elect the LTC rider with any other Living Benefit Rider. There is an additional charge for this rider, and you will be subject to Investment Requirements. The LTC rider is not available in all states. Check with your registered representative regarding availability. See The Contracts – Investment Requirements and Living Benefit Riders – Lincoln Long-Term CareSM Advantage.
May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. If you surrender the contract or make a withdrawal, certain charges may apply. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 59½, a 10% Internal Revenue Service (IRS) additional tax may apply. A surrender or a withdrawal also may be subject to 20% withholding. See The Contracts – Surrenders and Withdrawals, Charges and Other Deductions and Federal Tax Matters.
Can I cancel this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on Purchase Payments you allocate to the variable side of the contract. See Return Privilege.
Where may I find more information about Accumulation Unit values? Appendix A, B and C to this prospectus provide more information about Accumulation Unit values.
Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market Subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.
Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any Subaccount investing in a money market fund may also become extremely low and possibly negative.
The money market yield figure and annual performance of the Subaccounts are based on past performance and do not indicate or represent future performance.
The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to Contractowners under the contracts.
Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with Death Benefit options and Living Benefit Riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.
We issue other types of insurance policies and financial products as well. In addition to any amounts we are obligated to pay in excess of Contract Value under the contracts, we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company’s general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other Contractowner obligations.
The general account is not segregated or insulated from the claims of the insurance company’s creditors. Investors look to the financial strength of the insurance companies for these insurance guarantees. Therefore, guarantees provided by the insurance company as to benefits promised in the prospectus are subject to the claims paying ability of the insurance company and are subject to the risk that the insurance company may not be able to cover or may default on its obligations under those guarantees.
Our Financial Condition.  Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our Contractowners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.
State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.
How to Obtain More Information.  We encourage both existing and prospective Contractowners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC’s website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.
You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the SAI.
Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.
Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the Contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts allocated to the VAA.
The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their Subaccounts, and they offer different benefits.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.
Investments of the Variable Annuity Account
You decide the Subaccount(s) to which you allocate Purchase Payments. There is a separate Subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.
Investment Advisers
As compensation for its services to the funds, each investment adviser for each fund receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds
We (and/or our affiliates) incur expenses in promoting, marketing, and administering the contracts and the underlying funds. With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate) for certain services we provide on behalf of the funds. Such services include, but are not limited to, recordkeeping; aggregating and processing purchase and redemption orders; providing Contractowners with statements showing their positions within the funds; processing dividend payments; providing subaccounting services for shares held by Contractowners; and forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and printing and delivering prospectuses and updates to Contractowners. It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some advisers and/or distributors may pay us significantly more than other advisers and/or distributors and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from most fund families. We (or our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.
In addition to the payments described above, most of the funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans) for the marketing and distribution of fund shares. The payment rates range up to 0.55% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.
Description of the Funds
Each of the Subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.
We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, the capability and qualification of each sponsoring investment firm, and whether the fund is affiliated with us. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We may also consider the ability of the fund to help manage volatility and our risks associated with the guarantees we provide under the contract and under optional riders, especially the Living Benefit Riders. We review each fund periodically after it is selected. We reserve the right to remove a fund or restrict allocation of additional Purchase Payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant Contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a “private label” product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.
Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.
Certain funds invest their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds, which may have higher expenses than funds that invest directly in debt or equity securities. An advisor affiliated with us manages some of the available funds of funds. Our affiliates may promote the benefits of such funds to Contractowners and/or suggest that Contractowners consider whether allocating some or all of their Contract Value to such portfolios is consistent with their desired investment objectives. In doing so, we may be subject to conflicts of interest insofar as we may derive greater revenues from the affiliated fund of funds than certain other funds available to you under your contract.
Certain funds may employ risk management strategies to provide for downside protection during sharp downward movements in equity markets. These strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The Death Benefits and Living Benefit Riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the Death Benefits and Living Benefit Riders, which can limit the contract’s upside participation in the markets. Many of these funds are included in the Investment Requirements associated with the Living Benefit Riders. Risk management strategies, in periods of high market volatility, could limit your participation in market gains; this may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. For more information on these funds and their risk management strategies, please see the Investment Requirements section of this prospectus. You should consult with your registered representative to determine which combination of investment choices and Death Benefit and/or Living Benefit Rider purchases (if any) are appropriate for you.
Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds), advised by Invesco Advisers, Inc.
•	Invesco V.I. American Franchise Fund (Series II Shares): Capital growth. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Core Equity Fund (Series II Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
•	Invesco V.I. Equally-Weighted S&P 500 Fund (Series II Shares): To seek to achieve a high level of total return on its assets through a combination of capital appreciation and current income.
•	Invesco V.I. International Growth Fund (Series II Shares): Long-term growth of capital.
AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein, L.P.
•	AB VPS Global Thematic Growth Portfolio (Class B): Long-term growth of capital.
•	AB VPS Large Cap Growth Portfolio (Class B): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	AB VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth of capital.
ALPS Variable Investment Trust, advised by ALPS Advisors, Inc.
•	ALPS/Stadion Core ETF Portfolio (Class III): Capital appreciation; a fund of funds. This fund will be available on or about May 22, 2017. Consult your registered representative.
American Century Variable Portfolios, Inc., advised by American Century Investment Management, Inc.
•	American Century VP Balanced Fund (Class II): Long-term capital growth and current income by investing approximately 60% of its assets in equity securities and the remainder in bonds and other fixed-income securities.
•	American Century VP Large Company Value Fund (Class II): Long-term capital growth. Income is a secondary objective.
This fund will be available on or about May 22, 2017. Consult your registered representative.
American Funds Insurance Series®, advised by Capital Research and Management Company
•	Global Growth Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Global Small Capitalization Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth Fund (Class 2): Growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
•	Growth-Income Fund (Class 2): Long-term growth of capital and income. This fund is not available in contracts issued on or after November 15, 2010.
•	International Fund (Class 2): Long-term growth of capital. This fund is not available in contracts issued on or after November 15, 2010.
BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC
•	BlackRock Global Allocation V.I. Fund (Class III): High total investment return.
Delaware VIP® Trust, advised by Delaware Management Company(1)
•	Diversified Income Series (Service Class): Maximum long-term total return consistent with reasonable risk.
•	Emerging Markets Series (Service Class): Long-term capital appreciation.

•	High Yield Series (Service Class): Total return and, as a secondary objective, high current income. This fund is not available in contracts issued on or after November 15, 2010.
•	Limited-Term Diversified Income Series (Service Class): Maximum total return, consistent with reasonable risk.
•	REIT Series (Service Class): Maximum long-term total return, with capital appreciation as a secondary objective.
•	Small Cap Value Series (Service Class): Capital appreciation.
•	Smid Cap Core Series (Service Class): Long-term capital appreciation. (formerly Smid Cap Growth Series)
•	U.S. Growth Series (Service Class): Long-term capital appreciation.
•	Value Series (Service Class): Long-term capital appreciation.
Deutsche Variable Series II, advised by Deutsche Investment Management Americas, Inc.
•	Deutsche Alternative Asset Allocation VIP Portfolio (Class B): Capital appreciation; a fund of funds.
Fidelity® Variable Insurance Products, advised by Fidelity Management and Research Company
•	Contrafund® Portfolio (Service Class 2): Long-term capital appreciation.
•	FundsManager® 50% Portfolio (Service Class 2): High total return; a fund of funds.
•	Growth Portfolio (Service Class 2): To achieve capital appreciation.
•	Mid Cap Portfolio (Service Class 2): Long-term growth of capital.
First Trust Variable Insurance Trust, advised by First Trust Advisors, L.P.
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I): To provide total return by allocating among dividend-paying stocks and investment grade bonds.
Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income VIP Fund and the Templeton Global Bond VIP Fund, and by Templeton Global Advisors Limited for the Templeton Growth VIP Fund, and by Franklin Mutual Advisers, LLC for the Franklin Mutual Shares VIP Fund.
•	Franklin Income VIP Fund (Class 2): To maximize income while maintaining prospects for capital appreciation.
•	Franklin Mutual Shares VIP Fund (Class 2): Capital appreciation; income is a secondary consideration.
•	Templeton Global Bond VIP Fund (Class 2): High current income consistent with preservation of capital; capital appreciation is a secondary objective.
•	Templeton Growth VIP Fund (Class 2): Long-term capital growth. This fund is not available in contracts issued on or after June 4, 2007.
Janus Aspen Series, advised by Janus Capital Management LLC
•	Balanced Portfolio (Service Shares): Long-term capital growth, consistent with preservation of capital and balanced by current income.
This fund is not available in contracts issued on or after June 6, 2005.
•	Enterprise Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after June 6, 2005.
•	Global Research Portfolio (Service Shares): Long-term growth of capital. This fund is not available in contracts issued on or after May 24, 2004.
JPMorgan Insurance Trust, advised by J.P. Morgan Investment Management Inc.
•	JPMorgan Insurance Trust Core Bond Portfolio (Class 2): To maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
•	JPMorgan Insurance Trust Global Allocation Portfolio (Class 2): Maximize long-term total return.
Legg Mason Partners Variable Equity Trust, advised by Legg Mason Partners Fund Advisor, LLC.
•	ClearBridge Variable Large Cap Growth Portfolio (Class II): Long-term growth of capital. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	ClearBridge Variable Mid Cap Portfolio (Class II): Long-term growth of capital.
•	QS Variable Conservative Growth (Class II): Balance of growth of capital and income. This fund will be available on or about May 22, 2017. Consult your registered representative.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP American Century Select Mid Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP American Global Growth Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Global Small Capitalization Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth Fund (Service Class II): Growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American Growth-Income Fund (Service Class II): Long-term growth of capital and income; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP American International Fund (Service Class II): Long-term growth of capital; a master-feeder fund. This fund is not available in contracts issued before November 15, 2010.
•	LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
•	LVIP BlackRock Dividend Value Managed Volatility Fund (Service Class): Reasonable income by investing primarily in income-producing equity securities.
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP BlackRock Inflation Protected Bond Fund (Service Class): To maximize real return, consistent with preservation of real capital and prudent investment management.
•	LVIP BlackRock Scientific Allocation Fund (Service Class): Total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Service Class): A balance between current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Blended Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Blended Large Cap Growth Managed Volatility Fund (Service Class): Long-term growth of capital in a manner consistent with the preservation of capital.
•	LVIP Blended Mid Cap Managed Volatility Fund (Service Class): Capital appreciation.
•	LVIP Clarion Global Real Estate Fund (Service Class): Total return through a combination of current income and long-term capital appreciation.
•	LVIP ClearBridge Large Cap Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Delaware Bond Fund (Service Class)(1): Maximum current income (yield) consistent with a prudent investment strategy.
•	LVIP Delaware Diversified Floating Rate Fund (Service Class)(1): Total return.
•	LVIP Delaware Social Awareness Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Special Opportunities Fund (Service Class)(1): To maximize long-term capital appreciation.
•	LVIP Delaware Wealth Builder Fund (Service Class)(1): To provide a responsible level of income and the potential for capital appreciation.
(formerly LVIP Delaware Foundation® Aggressive Allocation Fund)
This fund is not available in contracts issued on or after June 30, 2009, but will reopen for all contracts on or about May 22, 2017, consult your registered representative.
•	LVIP Dimensional International Core Equity Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional International Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional U.S. Core Equity 1 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Core Equity 2 Fund (Service Class): Long-term capital appreciation.
•	LVIP Dimensional U.S. Equity Managed Volatility Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Dimensional/Vanguard Total Bond Fund (Service Class): Total return consistent with the preservation of capital; a fund of funds.
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund (Service Class): Long-term capital growth.
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund (Service Class): Long-term growth of capital.

•	LVIP Franklin Templeton Value Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP Global Conservative Allocation Managed Risk Fund (Service Class): A high level of current income with some consideration given to growth of capital; a fund of funds.
•	LVIP Global Growth Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP Global Income Fund (Service Class): Current income consistent with the preservation of capital.
•	LVIP Global Moderate Allocation Managed Risk Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Goldman Sachs Income Builder Fund (Service Class): To seek a balance of current income and capital appreciation.
•	LVIP Government Money Market Fund (Service Class): Current income while (i) maintaining a stable value of your shares (providing stability of net asset value) and (ii) preserving the value of your initial investment (preservation of capital).
•	LVIP Invesco Diversified Equity-Income Managed Volatility Fund (Service Class): Capital appreciation and current income; a fund of funds.
•	LVIP Invesco Select Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP JPMorgan High Yield Fund (Service Class): A high level of current income; capital appreciation is the secondary objective.
•	LVIP JPMorgan Retirement Income Fund (Service Class): Current income and some capital appreciation. This fund will be available on or about May 22, 2017. Consult your registered representative.
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (Service Class): Long-term capital appreciation.
•	LVIP Managed Risk Profile 2010 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2020 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2030 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP Managed Risk Profile 2040 Fund (Service Class): The highest total return over time with an increased emphasis on capital preservation as the target date approaches; a fund of funds.
This fund is not available in contracts issued on or after June 30, 2009.
•	LVIP MFS International Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP MFS International Growth Fund (Service Class): Long-term capital appreciation.
•	LVIP MFS Value Fund (Service Class): Capital appreciation.
•	LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation as measured by the change in the value of fund shares over a period of three years or longer.
•	LVIP Multi-Manager Global Equity Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.
•	LVIP PIMCO Low Duration Bond Fund (Service Class): To seek a high level of current income consistent with preservation of capital.
•	LVIP Select Core Equity Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Bond Index Fund (Service Class): To match as closely as practicable, before fees and expenses, the performance of the Barclays Capital U.S. Aggregate Index.
•	LVIP SSGA Conservative Index Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Conservative Structured Allocation Fund (Service Class): A high level of current income, with some consideration given to growth of capital; a fund of funds.
•	LVIP SSGA Developed International 150 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Emerging Markets 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund (Service Class): Long-term growth of capital; a fund of funds.

•	LVIP SSGA International Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
•	LVIP SSGA International Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Large Cap 100 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA Large Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP SSGA Mid-Cap Index Fund (Service Class): To seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
•	LVIP SSGA Moderate Index Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderate Structured Allocation Fund (Service Class): A balance between a high level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Index Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund (Service Class): A balance between high level of current income and growth of capital, with a greater emphasis on growth of capital; a fund of funds.
•	LVIP SSGA S&P 500 Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.
•	LVIP SSGA Small-Cap Index Fund (Service Class): To approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
•	LVIP SSGA Small-Mid Cap 200 Fund (Service Class): To maximize long-term capital appreciation.
•	LVIP SSGA SMID Cap Managed Volatility Fund (Service Class): Capital appreciation; a fund of funds.
•	LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term capital growth.
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): To maximum capital appreciation.
•	LVIP U.S. Growth Allocation Managed Risk Fund (Service Class): High level of current income and growth of capital, with an emphasis on growth of capital; a fund of funds.
•	LVIP Vanguard Domestic Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Vanguard International Equity ETF Fund (Service Class): Long-term capital appreciation; a fund of funds.
•	LVIP Wellington Capital Growth Fund (Service Class): Capital growth.
•	LVIP Wellington Mid-Cap Value Fund (Service Class): Long-term capital appreciation.
•	LVIP Western Asset Core Bond Fund (Service Class): Maximize total return. This fund will be available on or about May 22, 2017. Consult your registered representative.
MFS® Variable Insurance Trust, advised by Massachusetts Financial Services Company
•	MFS® VIT Growth Series (Service Class): Capital appreciation.
•	MFS® VIT Total Return Series (Service Class): Total return.
•	MFS® VIT Utilities Series (Service Class): Total return.
MFS® Variable Insurance Trust II, advised by Massachusetts Financial Services Company
•	MFS® VIT II Core Equity Portfolio (Service Class): Capital appreciation. This fund is not available in contracts issued on or after June 6, 2005.
Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc.
•	Mid Cap Intrinsic Value Portfolio (I Class): Growth of capital. This fund is not available in contracts issued on or after June 4, 2007.
PIMCO Variable Insurance Trust, advised by PIMCO
•	PIMCO VIT CommodityRealReturn® Strategy Portfolio (Advisor Class): Maximum real return, consistent with prudent investment management.
Putnam Variable Trust, advised by Putnam Investment Management, LLC
•	Equity Income Fund (Class IB): Capital growth and current income. This fund is not available in contracts issued on or after May 24, 2004.

•	George Putnam Balanced Fund (Class IB): Balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income.
•	Global Health Care Fund (Class IB): Capital appreciation. This fund is not available in contracts issued on or after May 24, 2004.
•	Growth & Income Fund (Class IB): Capital growth and current income.
This fund is not available in contracts issued on or after May 24, 2004.This fund will merge into the Putnam VT Equity Income Fund on or about May 15, 2017.
(1)	Investments in Delaware Investments VIP Series, Delaware Funds, LVIP Delaware Funds or Lincoln Life accounts managed by Delaware Investment Advisors, a series of Delaware Management Business Trust, are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in prepayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the series or funds or accounts, the repayment of capital from the series or funds or account, or any particular rate of return.
Fund Shares
We will purchase shares of the funds at net asset value and direct them to the appropriate Subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay Annuity Payouts, Death Benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one Subaccount to another, we may redeem shares held in the first Subaccount and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.
Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the Subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.
When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.
The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various Contractowners participating in a fund could conflict. Each of the fund’s Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to Contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.
Reinvestment of Dividends and Capital Gain Distributions
All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to Contractowners as additional units, but are reflected as changes in unit values.
Addition, Deletion or Substitution of Investments
We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all Contractowners or only for certain classes of Contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of Contractowners.
Substitutions may be made with respect to existing investments or the investment of future Purchase Payments, or both. We may close Subaccounts to allocations of Purchase Payments or Contract Value, or both, at any time in our sole discretion. The funds, which sell their shares to the Subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund’s shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.
We may also:
•	remove, combine, or add Subaccounts and make the new Subaccounts available to you at our discretion;
•	transfer assets supporting the contracts from one Subaccount to another or from the VAA to another separate account;
•	combine the VAA with other separate accounts and/or create new separate accounts;
•	deregister the VAA under the 1940 Act; and
•	operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.
We may modify the provisions of the contracts to reflect changes to the Subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.

Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.
Our administrative services include:
•	processing applications for and issuing the contracts;
•	processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services – See Additional Services and the SAI for more information on these programs);
•	maintaining records;
•	administering Annuity Payouts;
•	furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);
•	reconciling and depositing cash receipts;
•	providing contract confirmations;
•	providing toll-free inquiry services; and
•	furnishing telephone and other electronic surrenders, withdrawals and fund transfer services.
The risks we assume include:
•	the risk that lifetime payments to individuals from Living Benefit Riders will exceed the Contract Value;
•	the risk that Death Benefits paid will exceed the actual Contract Value;
•	the risk that, if a Guaranteed Income Benefit rider is in effect, the required Regular Income Payments will exceed the Account Value;
•	the risk that Annuitants upon which Annuity Payouts are based live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
•	the risk that more Contractowners than expected will qualify for waivers of the surrender charge;
•	the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change);
•	the risk that the payments of the Acceleration and Growth Benefit under the Lincoln Long-Term CareSM Advantage rider exceed the Contract Value;
•	the risk the Covered Life under the Lincoln Long-Term CareSM Advantage rider will live longer while receiving benefits than we assumed in the rate setting process (these rates may change subject to state insurance department approval); and
•	the risk that the actual number of claims under the Lincoln Long-Term CareSM Advantage rider exceeds the number of claims we assumed in the rate setting process (these rates may change subject to state insurance department approval).
The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the surrender charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.
Deductions from the VAA
For the base contract, we apply to the average daily net asset value of the Subaccounts a charge which is equal to an annual rate of:
	Estate Enhancement Benefit rider (EEB)	Enhanced Guaranteed Minimum Death Benefit (EGMDB)	Guarantee of Principal Death Benefit	Account Value Death Benefit
Mortality and expense risk charge	2.05%	1.85%	1.60%	1.55%
Administrative charge	0.10%	0.10%	0.10%	0.10%
Total annual charge for each Subaccount*	2.15%	1.95%	1.70%	1.65%
* For contracts purchased before June 6, 2005 (or later in those states that had not approved the contract changes), the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A. For contracts purchased on or after July 22, 2005, and prior to November 14, 2011, the total annual charges are: EEB 2.10%; EGMDB 1.90%; Guarantee of Principal 1.65%; Account Value 1.60%.

Surrender Charge
A surrender charge applies (except as described below) to surrenders and withdrawals of Purchase Payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each Purchase Payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1st, your contract anniversary would be on January 1st of each subsequent year.
	Number of contract anniversaries since Purchase Payment was invested
	0	1	2	3	4+
Surrender charge as a percentage of the surrendered or withdrawn Purchase Payments	7%	7%	6%	6%	0%
A surrender charge does not apply to:
•	A surrender or withdrawal of a Purchase Payment beyond the fourth anniversary since the Purchase Payment was invested;
•	Withdrawals of Contract Value during a Contract Year to the extent that the total Contract Value withdrawn during the current Contract Year does not exceed the free amount which is equal to the greater of 10% of the current Contract Value or 10% of the total Purchase Payments (this does not apply upon surrender of the contract);
•	A surviving spouse at the time he or she assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
•	A surrender or withdrawal of any Purchase Payments as a result of admittance of the Contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the Contractowner has been confined for at least 90 consecutive days;
•	A surrender of the contract as a result of the death of the Contractowner, joint owner or Annuitant, provided the Annuitant has not been changed for any reason other than the death of a prior named Annuitant;
•	Purchase Payments when used in the calculation of the initial Regular Income Payment and the initial Account Value under the i4LIFE® Advantage option or the Contract Value applied to calculate the benefit amount under any Annuity Payout option made available by us;
•	Regular Income Payments made under i4LIFE® Advantage including any payments to provide the 4LATER® Advantage or i4LIFE® Advantage Guaranteed Income Benefits or periodic payments made under any Annuity Payout option made available by us;
•	A surrender or withdrawal of any Purchase Payments after the onset of a permanent and total disability of the Contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the Contractowner. For contracts issued in the state of New Jersey, a different definition of permanent and total disability applies;
•	A surrender or withdrawal of any Purchase Payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
•	Withdrawals up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage or the Guaranteed Annual Income amount under Lincoln Market Select® Advantage or any version of Lincoln Lifetime IncomeSM Advantage 2.0, subject to certain conditions;
•	Long-Term Care Benefit payments under the Lincoln Long-Term CareSM Advantage rider.
For purposes of calculating the surrender charge on withdrawals, we assume that:
1.	The free amount will be withdrawn from Purchase Payments on a first in-first out (“FIFO”) basis.
2.	Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) until exhausted; then
•	from earnings until exhausted.
3.	On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a Contract Year will be withdrawn in the following order:
•	from Purchase Payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
•	from earnings and Persistency Credits until exhausted; then
•	from Purchase Payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of Purchase Payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your Contract Value has increased or decreased. The surrender charge is calculated separately for each Purchase Payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when Contractowners surrender or withdraw before distribution costs have been recovered.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
If the Contractowner is a corporation or other non-individual (non-natural person), the Annuitant or joint Annuitant will be considered the Contractowner or joint owner for purposes of determining when a surrender charge does not apply.
Account Fee
During the accumulation period, we will deduct an account fee of $35 from the Contract Value on each contract anniversary to compensate us for the administrative services provided to you; this account fee will also be deducted from the Contract Value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth Contract Year. The account fee will be waived for any contract with a Contract Value that is equal to or greater than $100,000 on the contract anniversary (or date of surrender).
Rider Charges
A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement. The deduction of a rider charge will be noted on your quarterly statement.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge. While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) joint life option. The charge rate for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) also applies to an older version of this rider, Lincoln Lifetime IncomeSM Advantage 2.0, which is no longer available for purchase.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups, and 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section. During the first ten Benefit Years, an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary, the annual rider charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed

$100,000. You may not opt out of this rider charge rate increase. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero, no further rider charge will be deducted.
Lincoln Market Select® Advantage Charge. While this rider is in effect, there is a charge for Lincoln Market Select® Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased for subsequent Purchase Payments, 5% Enhancements and Automatic Annual Step-ups, and as decreased for Excess Withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See Living Benefit Riders – Lincoln Market Select® Advantage– Income Base.
The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of the Annuity Payout option, including i4LIFE® Advantage.
If the Contract Value is reduced to zero while the Contractowner is receiving the Guaranteed Annual Income, no further rider charge will be deducted.
4LATER® Select Advantage Charge. While this rider is in effect, there is a charge for 4LATER® Select Advantage which is deducted quarterly. The current initial annual rider charge rate is 1.25% (0.3125% quarterly) for the single life option and 1.50% (0.3750% quarterly) for the joint life option.
The charge is based on the Income Base (Contract Value at the time of election) as increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and as decreased for withdrawals. We will deduct the charge for this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases because the charge is based on the Income Base.
Since the Automatic Annual Step-up could increase your Income Base every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option). If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you want to opt out of the subsequent Automatic Annual Step-ups.
The annual rider charge rate will increase to the then current rider charge rate not to exceed the guaranteed maximum annual charge rate, if after the first Benefit Year anniversary cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge rate increase. See the Living Benefit Riders – 4LATER® Select Advantage – Income Base section of this prospectus for more information.

The rider charge will be discontinued upon the termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage.
Lincoln Lifetime IncomeSM Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln Lifetime IncomeSM Advantage. The current annual rider charge rate is 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative Purchase Payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount as increased for subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% step-up and decreased for withdrawals. The 200% step-up is not available for riders purchased on and after October 5, 2009. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount of the contract on the Valuation Date the rider charge is assessed. For riders purchased on and after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage – Guaranteed Amount for a discussion and example of the impact of the changes to the Guaranteed Amount.
Since the Automatic Annual Step-up could increase your Guaranteed Amount every Benefit Year (if all conditions are met), the charge rate could also increase every Benefit Year, but the rate will never exceed the guaranteed maximum annual charge rate of 1.50%. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your rate to change. If you opt out of the step-up, the charge rate and the Guaranteed Amount will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up and is not available if additional Purchase Payments would cause your charge to increase. You will need to notify us each time the charge rate increases if you want to opt out of subsequent Automatic Annual Step-ups.
An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% step-up will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge.
Once cumulative additional Purchase Payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional Purchase Payment will cause the charge rate for your rider to change to the current charge rate in effect on the next Benefit Year anniversary, but the charge rate will never exceed the guaranteed maximum annual charge rate. The new charge rate will become effective on the Benefit Year anniversary.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
If the Guaranteed Amount is reduced to zero while the Contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.
If you purchased Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge rate of 1.05% applied to the Guaranteed Amount. This total charge rate (which may change as discussed above) is in effect until the seventh Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the seventh Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the seventh Benefit Year anniversary.
4LATER® Advantage (Managed Risk) Charge (This rider is no longer available). While this rider is in effect, there is a charge for 4LATER® Advantage (Managed Risk). The current annual rider charge rate is 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.
The charge is based on the Income Base (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income

Base. Refer to Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base for a discussion and example of the impact of the changes to the Income Base.
The annual charge rate may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the rate will never exceed the guaranteed maximum annual charge rate of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the Contract Value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your charge rate could increase every Benefit Year anniversary up to the stated maximum. If your charge rate is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, the charge rate and the Income Base will return to the value they were immediately prior to the step-up, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the Automatic Annual Step-up.
The 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER® Advantage (Managed Risk) section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider charge rate but will increase the dollar amount of the charge. After the tenth Benefit Year anniversary the charge rate may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge rate will never exceed the guaranteed maximum annual charge rate of 2.00%. If your charge rate is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the 5% Enhancement, the charge rate and the Income Base will return to the value they were immediately prior to the 5% Enhancement, adjusted for additional Purchase Payments or withdrawals, if any. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement.
The charge rate will increase to the then current annual charge rate, if after the first Benefit Year anniversary, cumulative Purchase Payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See Living Benefit Riders – 4LATER® Advantage (Managed Risk) – Income Base.
The rider charge will be discontinued upon termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death) or surrender of the contract.
Lincoln SmartSecurity® Advantage Charge (This rider is no longer available). While this rider is in effect, there is a charge for Lincoln SmartSecurity® Advantage. The current annual charge rate is:
1.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option (the current annual charge rate will increase to 0.85% upon the next election of a step-up of the Guaranteed Amount); or
2.	0.85% of the Guaranteed Amount (0.2125% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up) (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.65% to 0.85% at the end of the 10-year annual step-up period if a new 10-year period is elected); or
3.	1.00% of the Guaranteed Amount (0.25% quarterly) for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, joint life option (for riders purchased prior to December 3, 2012, the current annual charge rate will increase from 0.80% to 1.00% at the end of the 10-year annual step-up period if a new 10-year period is elected). See Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a description of the calculation of the Guaranteed Amount.
The charge is based on the Guaranteed Amount (initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election) as increased for subsequent Purchase Payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the Contract Value on a quarterly basis, with the first deduction occurring on the Valuation Date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each Subaccount and any fixed account of the contract on the Valuation Date the rider charge is assessed. In Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to Living Benefit Riders – Lincoln SmartSecurity® Advantage – Guaranteed Amount for a discussion and example of the impact of changes to the Guaranteed Amount.
Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity® Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider charge rate will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a portion of the rider charge, based on the number of days prior to the step-up, will be deducted on the Valuation Date of the step-up based on the Guaranteed Amount immediately prior to the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a Contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed), but it will never exceed the guaranteed maximum annual charge rate of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider charge rate will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE® Advantage or termination of the rider. A portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except upon death) or surrender of the contract.
Rider Charge Waiver. For the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.
Whenever the above conditions are met, on each Valuation Date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) Purchase Payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.
4LATER® Advantage Charge (This rider is no longer available). Prior to the Periodic Income Commencement Date (which is defined as the Valuation Date the initial Regular Income Payment under i4LIFE® Advantage is determined), the annual 4LATER® charge rate is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual charge rate will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial Purchase Payment if purchased at contract issue, or Contract Value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER® Guaranteed Income Benefit. The Income Base is increased for subsequent Purchase Payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER® rider charge rate multiplied by the Income Base will be deducted from the Subaccounts on every three-month anniversary of the later of the 4LATER® rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each Subaccount on the Valuation Date the 4LATER® rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional Purchase Payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value.
Upon a reset of the Income Base, a portion of the rider charge, based on the number of days prior to the reset, will be deducted on the Valuation Date of the reset based on the Income Base immediately prior to the reset. This deduction covers the cost of the 4LATER® rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER® rider charge for the reset Income Base on a quarterly basis, beginning on the Valuation Date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge rate will be the current charge rate in effect at the time of reset. At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge rate will change to the current charge rate in effect at the time of the reset, not to exceed the guaranteed maximum charge rate of 1.50% of the Income Base. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us. If you never elect to reset your Income Base, your 4LATER® rider charge rate will never change, although the amount we deduct will change as your Income Base changes.
Prior to the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the 4LATER® rider for any reason other than death. On the Periodic Income Commencement Date, a portion of the 4LATER® rider charge, based on the number of days the rider was in effect that quarter, will be made to cover the cost of 4LATER® since the previous deduction.
i4LIFE® Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE® Advantage that is based on your Account Value. The initial Account Value is your Contract Value on the Valuation Date i4LIFE® Advantage becomes effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a Valuation Date equals the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as any withdrawals.

The annual i4LIFE® Advantage charge rate during the Access Period is: 2.05% for the i4LIFE® Advantage Account Value Death Benefit; 2.10% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.35% for the i4LIFE® Advantage EGMDB. During the Lifetime Income Period, the rate for all Death Benefit options is 1.65%. This rate consists of a mortality and expense risk charge, and an administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). These charge rates replace the Separate Account Annual Expenses for the base contract. If i4LIFE® Advantage is elected at the issue of the contract i4LIFE® Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE® Advantage and the charge will begin on the Periodic Income Commencement Date which is the Valuation Date on which the Regular Income Payment is determined and the beginning of the Access Period. Refer to the i4LIFE® Advantage section for explanations of the Account Value, the Access Period, the Lifetime Income Period, and the Periodic Income Commencement Date. Purchasers of any version of Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Market Select® Advantage or 4LATER® Advantage (Managed Risk) pay different charges for i4LIFE® Advantage. See i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider.
i4LIFE® Advantage Guaranteed Income Benefit Charge. Select Guaranteed Income Benefit is subject to a current annual charge rate of 0.95% (1.15% for joint life option) of the Account Value, which is added to the i4LIFE® Advantage charge for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.30%	3.50%
Guarantee of Principal Death Benefit	3.05%	3.25%
Account Value Death Benefit	3.00%	3.20%
These charge rates replace the Separate Account Annual Expenses for the base contract.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) are each subject to a current annual charge rate of 0.65% (0.85% for joint life option) of the Account Value (0.50% for versions 1, 2 and 3 single and joint life options), which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows:
	Single Life	Joint Life
Enhanced Guaranteed Minimum Death Benefit (EGMDB)	3.00%	3.20%
	(2.80% for version 1, 2 and 3)	(2.80% for version 1, 2 and 3)
Guarantee of Principal Death Benefit	2.75%	2.95%
	(2.55% for version 1, 2 and 3)	(2.55% for version 1, 2 and 3)
Account Value Death Benefit	2.70%	2.90%
	(2.50% for version 1, 2 and 3)	(2.50% for version 1, 2 and 3)

These charge rates replace the Separate Account Annual Expenses for the base contract.
The Guaranteed Income Benefit annual charge rate will not change unless there is an automatic step-up of the Guaranteed Income Benefit or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE® Advantage section of this prospectus). At the time of the step-up, the Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 2.25% (2.45% joint life option) of the Account Value for Select Guaranteed Income Benefit or 2.00% of the Account Value for Guaranteed Income Benefit (Managed Risk and version 4) or 1.50% (version 2 and version 3). If we automatically administer the step-up for Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk and version 4) or step-up period election (versions 2 or 3) for you and your charge rate is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the charge rate to the charge rate in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE® Advantage section of this prospectus). For (Managed Risk and version 4), future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge rate so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate, but the i4LIFE® Advantage charge will continue.

i4LIFE® Advantage Guaranteed Income Benefit Charge for Contractowners who transition from a Prior Rider. If you have elected Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage, 4LATER® Select Advantage, 4LATER® Advantage (Managed Risk) or Lincoln Lifetime IncomeSM Advantage 2.0 (“Prior Rider”), you may carry over certain features of that Prior Rider to transition to the applicable version of i4LIFE® Advantage Guaranteed Income Benefit. If you make this transition, your current charge rate of the Prior Rider will be the initial charge rate for your i4LIFE® Advantage Guaranteed Income Benefit rider.
This section applies to all of the transitions listed in the following chart. The charges and calculations described earlier in the i4LIFE® Advantage Guaranteed Income Benefit Charge section will not apply.
If your Prior Rider is...	you will transition to...	and the current initial charge rate for your Guaranteed Income Benefit rider is…
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
4LATER® Advantage (Managed Risk)	i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
Lincoln Market Select® Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
4LATER® Select Advantage	i4LIFE® Advantage Select Guaranteed Income Benefit	1.25% (0.3125% quarterly) single life option 1.50% (0.3750% quarterly) joint life option
Lincoln Lifetime IncomeSM Advantage 2.0	i4LIFE® Advantage Guaranteed Income Benefit (version 4)	1.05% (0.2625% quarterly) single life option 1.25% (0.3125% quarterly) joint life option
The initial charge is a percentage of the greater of the Income Base from the Prior Rider or the Account Value. The charge for i4LIFE® Advantage Guaranteed Income Benefit is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE® Advantage and every three months thereafter. The total Separate Account Annual Expense charge for the Death Benefit you have elected on your base contract also applies: 1.95% for the EGMDB, 1.70% for the Guarantee of Principal Death Benefit and 1.65% for the Account Value Death Benefit. Contractowners are guaranteed that in the future the guaranteed maximum charge rate for i4LIFE® Advantage Guaranteed Income Benefit will be the guaranteed maximum charge rate that was in effect at the time they purchased the Prior Rider.
The charge will not change unless there is an automatic step-up of the Guaranteed Income Benefit (described in the i4LIFE® Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Prior Rider current charge rate. (The Prior Rider charge rate continues to be used as a factor in determining the i4LIFE® Advantage Guaranteed Income Benefit charge.) This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.
The following example is intended to show how the initial i4LIFE® Advantage Guaranteed Income Benefit charge for purchasers of a Prior Rider could be calculated for a representative male Contractowner, as well as the impact to the charge due to increases to the Guaranteed Income Benefit and the Prior Rider charge rate. For illustration purposes, we will assume that the example is a nonqualified contract and the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the Contractowner’s age (see Guaranteed Income Benefit for a more detailed description). The example also assumes that the current charge rate for the Prior Rider is 1.25% (single life option). The first example demonstrates how the initial charge may be determined for an existing contract with an Account Value and Income Base. This calculation method applies to the purchase of any Prior Rider, except the initial Guaranteed Income Benefit rates and charges may vary, as set forth in the Guaranteed Income Benefit description later in this prospectus. The charges and rates shown here may be different from those that apply to your contract. The calculation of the charge for your contract will be based on the specific factors applicable to your contract.

1/1/15 Initial i4LIFE® Advantage Account Value	$100,000
1/1/15 Income Base as of the last Valuation Date under the Prior Rider	$125,000
1/1/15 Initial Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($125,000 x 1.25%). The current charge for the Prior Rider is assessed against the Income Base since it is larger than the Account Value	$1,562.50
1/2/15 Amount of initial i4LIFE® Advantage Regular Income Payment (an example of how the Regular Income Payment is calculated is shown in the SAI)	$5,173
1/2/15 Initial Guaranteed Income Benefit (4% x $125,000 Income Base)	$5,000
The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.
1/2/16 Recalculated Regular Income Payment (due to market gain in Account Value)	$6,900
1/2/16 New Guaranteed Income Benefit (75% x $6,900 Regular Income Payment)	$5,175
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,562.50 x ($5,175/$5,000)) Prior charge x [ratio of increased Guaranteed Income Benefit to prior Guaranteed Income Benefit]	$1,617.19
Continuing the above example:
1/2/16 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit	$1,617.19
1/2/17 Recalculated Regular Income Payment (due to Account Value increase)	$7,400
1/2/17 New Guaranteed Income Benefit (75% x $7,400 Regular Income Payment)	$5,550
Assume the Prior Rider charge rate increases from 1.25% to 1.35%.
1/2/17 Annual Charge for i4LIFE® Advantage Guaranteed Income Benefit ($1,617.19 x ($5,550/$5,175) x (1.35%/1.25%))	$1,873.13
The new annual charge for i4LIFE® Advantage Guaranteed Income Benefit is $1,873.13, which is equal to the current annual charge of $1,617.19 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) and then multiplied by the percentage increase to the Prior Rider current charge rate (1.35%/1.25%).
If the charge rate of your Prior Rider is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any additional withdrawals. Future step-ups as described in the rider would continue.
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE® Advantage will also be terminated and the i4LIFE® Advantage Guaranteed Income Benefit charge will cease. A portion of the i4LIFE® Advantage Guaranteed Income Benefit charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider.
i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit Charge for Contractowners who transition from 4LATER® Advantage. The 4LATER® Guaranteed Income Benefit current annual rider charge rate for purchasers who previously purchased 4LATER® Advantage is 0.65% of the Account Value, which is added to the i4LIFE® Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.70% for the i4LIFE® Advantage Account Value Death Benefit; 2.75% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 3.00% for the i4LIFE® Advantage EGMDB. (For riders purchased before January 20, 2009, the current annual charge rate is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE® Advantage payout phase.
On and after the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge will be added to the i4LIFE® Advantage charge rate as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER® charge because after the Periodic Income Commencement Date, when the 4LATER® Guaranteed Income Benefit is established, the Income Base is no longer applicable. The 4LATER® charge rate is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.
After the Periodic Income Commencement Date, the 4LATER® Guaranteed Income Benefit charge rate will not change unless the Contractowner elects additional 15-year step-up periods during which the 4LATER® Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time of a reset of the 15-year step-up period, the 4LATER® Guaranteed Income Benefit charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of Account Value. After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up occurred.
After the Periodic Income Commencement Date, if the 4LATER® Guaranteed Income Benefit is terminated, the 4LATER® Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE® Advantage Guaranteed Income Benefit (version 2 or 3), the Guaranteed Income Benefit which is purchased with i4LIFE® Advantage is subject to a current annual charge rate of 0.50% of the Account Value, which is added to the i4LIFE®Advantage charge rate for a total current charge rate of the Account Value, computed daily as follows: 2.50% for the i4LIFE® Advantage Account Value Death Benefit; 2.55% for the i4LIFE® Advantage Guarantee of Principal Death Benefit; and 2.80% for the i4LIFE® Advantage EGMDB.
Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase Lincoln Lifetime IncomeSM Advantage.
The Guaranteed Income Benefit charge rate will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the charge rate will change to the current charge rate in effect at that time (if the current charge rate has changed) up to the guaranteed maximum annual charge rate of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your charge rate is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the charge rate, on a going forward basis, to the charge rate in effect before the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE® Advantage section of this prospectus).
After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE® Advantage charge will continue.
Lincoln Long-Term CareSM Advantage (LTC Rider) Charge. While the LTC rider is in effect, there is a charge for the LTC Rider (“LTC Charge”) that is deducted from the Contract Value on a quarterly basis. The LTC Charge will consist of the sum of three charges:
•	the Acceleration Benefit Charge,
•	the Extension Benefit Charge, and
•	the Optional Nonforfeiture Benefit Charge (if elected).
The first deduction will occur on the business day on or next following the three-month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionately from the Contract Value in the Subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the Contract Value is reduced to zero. Deductions from the Subaccounts and the fixed accounts will be made in proportion to the value in each Subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of Annuity Payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.
Acceleration Benefit Charge
The Acceleration Benefit Charge has a guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. The current annual charge rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual charge rate may change at any time and will never exceed the guaranteed maximum annual charge rate of 1.50% of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the current annual charge rate. Any increase to the annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the annual charge rate will be the same for all Contractowners in the same class on a nondiscriminatory manner. The Acceleration Benefit Charge annual charge rate for the Growth Benefit option will not change to the annual charge rate for the Level Benefit after you terminate the automatic step-ups.
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual charge rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual charge rate is assessed may be higher due to automatic step-ups.
The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by ¼ of the Acceleration Benefit Charge annual charge rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth

Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by automatic step-ups or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no Contract Value remaining, whichever occurs first.
Extension Benefit Charge
The Extension Benefit Charge does not have a guaranteed maximum annual charge rate and may change at any time. The current Extension Benefit Charge annual charge rates range as set forth in the charts below. The initial Extension Benefit Charge annual charge rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the current Extension Benefit Charge annual charge rate. Any increase to the current Extension Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Extension Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Extension Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Extension Benefit Charge
45-49	0.26%
50-54	0.30%
55-59	0.32%
60-64	0.38%
65-69	0.50%
70-74	0.68%
Extension Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Extension Benefit Charge
45-49	0.28%
50-54	0.32%
55-59	0.36%
60-64	0.40%
65-69	0.54%
70-74	0.76%
The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Extension Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases sue to Purchase Payments made within the first 90 days. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Extension Benefit Charge annual charge rate is based upon your age as of the contract date.
Optional Nonforfeiture Benefit Charge
The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual charge rates range as set forth in the charts below. The initial Optional Nonforfeiture Benefit Charge annual charge rate will be stated on the specifications page of your LTC rider. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual charge rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual charge rate will be applied on the next quarterly deduction following the effective date of the annual charge rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual charge rate will be subject to prior regulatory approval and will be the same for all Contractowners in the same class on a nondiscriminatory manner. If the current Optional Nonforfeiture Benefit Charge annual charge rate is increased to an amount greater than a specified percentage of the initial current Optional Nonforfeiture Benefit Charge annual charge rate, you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See Determining LTC Benefits – Nonforfeiture Benefit for more information.
Optional Nonforfeiture Benefit Charge: 50% Benefit for Assisted Living Services
States: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.04%
50-54	0.05%
55-59	0.05%
60-64	0.06%
65-69	0.08%
70-74	0.11%
Optional Nonforfeiture Benefit Charge: 100% Benefit for Assisted Living Services
All other states
Age on Contract Date	Optional Nonforfeiture Benefit Charge
45-49	0.05%
50-54	0.05%
55-59	0.06%
60-64	0.06%
65-69	0.09%
70-74	0.12%

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by ¼ of the Optional Nonforfeiture Benefit Charge annual charge rate as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to Purchase Payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no Contract Value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual charge rate is based upon your age as of the contract date.
Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Acceleration Benefit Charge Annual Charge Rate:	0.35%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,230
* $350 Acceleration Benefit Charge (0.35% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06% x $200,000 Extension Benefit) = $1,230 annual LTC Charge

Example: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old who lives in Georgia. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.
Acceleration Benefit:	$100,000
LTC Guaranteed Amount:	$100,000
Extension Benefit:	$200,000
Growth Benefit:	$0
Acceleration Benefit Charge Annual Charge Rate:	0.50%
Extension Benefit Charge Annual Charge Rate:	0.38%
Optional Nonforfeiture Benefit Charge Annual Percentage Rate:	0.06%
LTC Charge (Annual)*:	$1,380
*$500 Acceleration Benefit Charge (0.50% x $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% x $200,000 Extension Benefit) + $120 Optional Nonforfeiture Benefit Charge (0.06% x $200,000 Extension Benefit)= $1,380 annual LTC Charge
Deductions for Premium Taxes
Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the Contract Value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.
The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 5%.
Other Charges and Deductions
The surrender, withdrawal or transfer of value during a Guaranteed Period may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.
The mortality and expense risk and administrative charge of 1.40% of the value in the VAA will be assessed on all variable Annuity Payouts (except for i4LIFE® Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.
Additional Information
The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
•	the use of mass enrollment procedures,
•	the performance of administrative or sales functions by the employer,
•	the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
•	any other circumstances which reduce distribution or administrative expenses.
The exact amount of charges and fees applicable to a particular contract will be stated in that contract.
The Contracts
The L-Share contract offers greater liquidity than other share class contracts, but has higher total separate account annual expenses. Quarterly Persistency Credits apply to the L-Share contracts after the seventh anniversary. The L-Share contract may be appropriate for someone who may want to withdraw Contract Value in excess of the free withdrawal amount four years after purchasing the contract and is willing to pay a higher mortality and expense risk charge.
Purchasing an optional Living Benefit Rider under an L-Share contract and paying a higher separate account charge, in order to have more liquidity earlier in the Contract, may not always be compatible. This is because you should typically own your contract over the long term in order to get the maximum benefit from these types of Living Benefit Riders. For example, the longer you wait to make a withdrawal, the greater your withdrawal percentage may be, or there may be a certain number of years before you can use the benefit.
You should determine the appropriate balance among (a) more liquidity earlier in the contract; (b) the impact of the mortality and expense risk charge on your Contract Value; and (c) the period of time that you must own the contract to receive the maximum benefit from any optional Living Benefit Rider you purchase.
Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a registered representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you either directly or through your registered representative. See Distribution of the Contracts. The purchase of multiple contracts with identical Contractowners, Annuitants and Beneficiaries will be allowed only upon Home Office approval.
When a completed application and all other information necessary for processing a purchase order is received in Good Order at our Home Office, an initial Purchase Payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial Purchase Payment to your agent, we will not begin processing your purchase order until we receive the application and initial Purchase Payment from your agent’s broker-dealer. While attempting to finish an incomplete application, we may hold the initial Purchase Payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the Purchase Payment will be returned immediately. Once the application is complete, we will allocate your initial Purchase Payment within two business days.
Who Can Invest
To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86. Certain Death Benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.
In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a Purchase Payment and/or freeze a Contractowner’s account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or Death Benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the Contractowner, and held in that account until instructions are received from the appropriate regulator.
Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.
If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.
Replacement of Existing Insurance
Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase a contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. A registered representative or tax advisor should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.
Purchase Payments
You may make Purchase Payments to the contract at any time, prior to the Annuity Commencement Date, subject to certain conditions. You are not required to make any additional Purchase Payments after the initial Purchase Payment. The minimum initial Purchase Payment is $10,000. The minimum annual amount for additional Purchase Payments is $300. Please check with your registered representative about making additional Purchase Payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a Purchase Payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the Purchase Payment to you.
Purchase Payments totaling $2 million or more are subject to Home Office approval. This amount takes into consideration the total Purchase Payments for all variable annuity contracts issued by the Company (or its affiliates) (excluding Lincoln Investor Advantage® contracts) for the same Contractowner, joint owner, and/or Annuitant. If you elect a Living Benefit Rider, you may be subject to further restrictions in terms of your ability to make additional Purchase Payments, as more fully described below. If you stop making Purchase Payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders. Purchase Payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the Contractowner, whichever comes first.
If you elect a Living Benefit Rider (other than any version of i4LIFE® Advantage Guaranteed Income Benefit or Lincoln Long-Term CareSM Advantage), after the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year. If you elect any version of i4LIFE® Advantage Guaranteed Income Benefit, no additional Purchase Payments will be allowed at any time after the Periodic Income Commencement Date. If you elect i4LIFE® Advantage without Guaranteed Income Benefit, no additional Purchase Payments will be allowed after the Periodic Income Commencement Date for nonqualified contracts. If you elect the Lincoln Long-Term CareSM Advantage rider, no additional Purchase Payments can be made after 90 days from the contract date.
In addition to the specific Purchase Payment restrictions and limitations immediately above, upon advance written notice, we reserve the right to further limit, restrict, or suspend Purchase Payments made to the contract.
These restrictions and limitations mean that you will be limited in your ability to increase your Contract Value (or Account Value under i4LIFE® Advantage with any version of Guaranteed Income Benefit) and/or increase the amount of any guaranteed benefit under a Living Benefit Rider by making additional Purchase Payments to the contract. You should carefully consider these limitations and restrictions, and any other limitations and restrictions of the contract, and how they may impact your long-term investment plans, especially if you intend to increase Contract Value (or Account Value under any version of i4LIFE® Advantage Guaranteed Income Benefit) by making additional Purchase Payments over a long period of time. Please contact your registered representative and refer to the Living Benefit Riders section of this prospectus for additional information on any restrictions that may apply to your Living Benefit Rider. State variations may apply.
Persistency Credits
Contractowners will receive a Persistency Credit on a quarterly basis after the seventh contract anniversary. The amount of the Persistency Credit is calculated by multiplying the Contract Value, less any Purchase Payments that have not been invested in the contract for at least seven years, by 0.10% (or 0.0875% on contracts issued on or after June 6, 2005 and prior to November 14, 2011; or 0.075% on contracts issued before June 6, 2005 or later in some states). This Persistency Credit will be allocated to the variable Subaccounts and the fixed Subaccounts in proportion to the Contract Value in each variable Subaccount and fixed Subaccount at the time the Persistency Credit is paid into the contract.

There is no additional charge to receive this Persistency Credit, and in no case will the Persistency Credit be less than zero. The amount of any Persistency Credit received will be noted on your quarterly statement.
Valuation Date
Accumulation and Annuity Units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (Valuation Date). On any date other than a Valuation Date, the Accumulation Unit value and the Annuity Unit value will not change.
Allocation of Purchase Payments
Purchase Payments allocated to the variable side of the contract are placed into the VAA’s Subaccounts, according to your instructions. You may also allocate Purchase Payments to the fixed account, if available.
The minimum amount of any Purchase Payment which can be put into any one Subaccount is $20. The minimum amount of any Purchase Payment which can be put into a Guaranteed Period of the fixed account is $2,000, subject to state approval.
If we receive your Purchase Payment from you or your broker-dealer in Good Order at our Home Office prior to the close of the New York Stock Exchange (normally 4:00 p.m., New York time), we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If we receive your Purchase Payment in Good Order after market close, we will use the Accumulation Unit value computed on the next Valuation Date. If you submit your Purchase Payment to your registered representative, we will generally not begin processing the Purchase Payment until we receive it from your representative’s broker-dealer. If your broker-dealer submits your Purchase Payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your Purchase Payment to us, and your Purchase Payment was placed with your broker-dealer prior to market close, then we will use the Accumulation Unit value computed on that Valuation Date when processing your Purchase Payment. If your Purchase Payment was placed with your broker-dealer after market close then we will use the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances, Purchase Payments received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
The number of Accumulation Units determined in this way is not impacted by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the underlying fund’s investments perform, but also upon the expenses of the VAA and the underlying funds.
If an underlying fund imposes restrictions with respect to the acceptance of Purchase Payments or allocations, we reserve the right to reject an allocation request at any time the underlying fund notifies us of such a restriction. We will notify you if your allocation request is or becomes subject to such restrictions.
Valuation of Accumulation Units
Purchase Payments allocated to the VAA are converted into Accumulation Units. This is done by dividing the amount allocated by the value of an Accumulation Unit for the Valuation Period during which the Purchase Payments are allocated to the VAA. The Accumulation Unit value for each Subaccount was or will be established at the inception of the Subaccount. It may increase or decrease from Valuation Period to Valuation Period. Accumulation Unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The Accumulation Unit value for a Subaccount for a later Valuation Period is determined as follows:
1.	The total value of the fund shares held in the Subaccount is calculated by multiplying the number of fund shares owned by the Subaccount at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the Valuation Period; minus
2.	The liabilities of the Subaccount at the end of the Valuation Period; these liabilities include daily charges imposed on the Subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and
3.	The result is divided by the number of Subaccount units outstanding at the beginning of the Valuation Period.
The daily charges imposed on a Subaccount for any Valuation Period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the Valuation Period. Contracts with different features have different daily charges, and therefore, will have different corresponding Accumulation Unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.
Transfers On or Before the Annuity Commencement Date
After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one Subaccount to another. A transfer among Subaccounts involves the surrender of Accumulation Units in one Subaccount and the purchase of

Accumulation Units in the other Subaccount. A transfer will be done using the respective Accumulation Unit values determined at the end of the Valuation Date on which the transfer request is received.
Transfers (among the variable Subaccounts and as permitted between the variable and fixed accounts) are limited to 12 per Contract Year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs. These transfer rights and restrictions also apply during the i4LIFE® Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE® Advantage Account Value). See i4LIFE® Advantage.
The minimum amount which may be transferred between Subaccounts is $300 (or the entire amount in the Subaccount, if less than $300). If the transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total balance of the Subaccount.
A transfer request may be made to our Home Office in writing, or by fax or other electronic means. A transfer request may also be made by telephone provided the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. Requests for transfers will be processed on the Valuation Date that they are received when they are received in Good Order at our Home Office before the close of the New York Stock Exchange (normally 4:00 p.m., New York time). If we receive a transfer request in Good Order after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date.
There may be circumstances under which the New York Stock Exchange may close early (prior to 4:00 p.m., New York time). In such instances transfers received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date.
We may defer or reject a transfer request that is subject to a restriction imposed by an underlying fund.
If your contract offers a fixed account, you may also transfer all or any part of the Contract Value from the Subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the Subaccount if less than $2,000. However, if a transfer from a Subaccount would leave you with less than $300 in the Subaccount, we may transfer the total amount to the fixed side of the contract.
You may also transfer part of the Contract Value from a fixed account to the Subaccount(s) subject to the following restrictions:
•	total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer all of the Contract Value in the fixed accounts to the Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE® Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.
Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.
Telephone and Electronic Transactions
A surrender, withdrawal, or transfer request may be made to our Home Office using a fax or other electronic means. In addition, withdrawal and transfer requests may be made by telephone, subject to certain restrictions. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the Contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone and other electronic requests will be recorded and written confirmation of all transactions will be mailed to the Contractowner on the next Valuation Date.
Please note that the telephone and/or electronic devices may not always be available. Any telephone, fax machine or other electronic device, whether it is yours, your service provider’s, or your agent’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Home Office.
Market Timing
Frequent, large, or short-term transfers among Subaccounts and the fixed account, such as those associated with “market timing” transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our Contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Subaccounts and the fixed account that may affect other Contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Subaccounts. While we reserve the right to enforce these policies and procedures, Contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual Contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific Contractowners who violate the excessive trading policies established by the fund.
You should be aware that the purchase and redemption orders received by the funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds’ ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our Contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from Contractowners engaged in disruptive trading activity, the fund may reject the entire omnibus order.
Our Market Timing Procedures detect potential “market timers” by examining the number of transfers made by Contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Subaccount to Subaccount to comply with specific fund policies and procedures.
We may increase our monitoring of Contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same Contractowner if that Contractowner has been identified as a market timer. For each Contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.
Once a Contractowner has been identified as a market timer under our Market Timing Procedures, we will notify the Contractowner in writing that future transfers (among the Subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the Contract Year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a Contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this “original signature” restriction on that Contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that Contractowner's particular transfers.
Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of Contractowners determined to be engaged in such transfer activity that may adversely affect other Contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.
Our Market Timing Procedures are applied consistently to all Contractowners. An exception for any Contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among Subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all Contractowners or as applicable to all Contractowners investing in underlying funds.
Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund’s investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.
Transfers After the Annuity Commencement Date
You may transfer all or a portion of your investment in one Subaccount to another Subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per Contract Year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.
These provisions also apply during the i4LIFE® Advantage Lifetime Income Period. See i4LIFE® Advantage.
Ownership
The Contractowner on the date of issue will be the person or entity designated in the contract specifications. The Contractowner of a nonqualified contract may name a joint owner.
As Contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all Contractowners and their designated Beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and Annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Nonqualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any Death Benefits or benefits offered under Living Benefit Riders in this product and may be prohibited under the terms of a particular feature. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.
Joint Ownership
If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.
Annuitant
The following rules apply prior to the Annuity Commencement Date. You may name only one Annuitant (unless you are a tax-exempt entity, then you can name two joint Annuitants). You (if the Contractowner is a natural person) have the right to change the Annuitant at any time by notifying us in writing of the change. However, we reserve the right to approve all Annuitant changes. This may not be allowed if certain riders are in effect. The new Annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the Death Benefits or benefits offered under Living Benefit Riders. See The Contracts – Death Benefit and Living Benefit Riders. A contingent Annuitant may be named or changed by notifying us in writing. Contingent Annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the Annuitant or joint Annuitants may not be changed and contingent Annuitant designations are no longer applicable.
Surrenders and Withdrawals
Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the Contract Value upon your written request on an approved Lincoln distribution request form (available from the Home Office), fax, or other electronic means. Withdrawal requests may be made by telephone, subject to certain restrictions. All surrenders and withdrawals may be made in accordance with the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the Annuity Payout option selected.
The amount available upon surrender/withdrawal is the Contract Value less any applicable charges, fees, and taxes at the end of the Valuation Period during which the written request for surrender/withdrawal is received in Good Order at the Home Office. If we receive a surrender or withdrawal request in Good Order at our Home Office before the close of the NYSE (normally 4:00 p.m., New York time), we will process the request using the Accumulation Unit value computed on that Valuation Date. If we receive a surrender or withdrawal request in Good Order at our Home Office after market close, we will process the request using the Accumulation Unit value computed on the next Valuation Date. There may be circumstances under which the NYSE may close early (prior to 4:00 p.m., New York time). In such instances, surrender or withdrawal requests received after such early market close will be processed using the Accumulation Unit value computed on the next Valuation Date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all Subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total Contract Value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.
There are charges associated with surrender of a contract or withdrawal of Contract Value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining Contract Value. If the charges are deducted from the remaining Contract Value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.
Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the Annuitant (a) attains age 59½, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).
Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions.
The tax consequences of a surrender/withdrawal are discussed later in this prospectus. See Federal Tax Matters – Taxation of Withdrawals and Surrenders.
Additional Services
These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to Contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. Once we are notified of a pending death claim, these services will stop. For further detailed information on these services, please see Additional Services in the SAI.
Dollar-Cost Averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.
You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing our election form, by calling our Home Office, or by other electronic means. The minimum amount to be dollar cost averaged (DCA’d) is $1,500 over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA’d is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining Contract Value in the DCA program will be allocated to the Subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. If you have chosen DCA from one of the Subaccounts, only the amount allocated to that DCA program will be transferred. Investment gain, if any, will remain in that Subaccount unless you reallocate it to one of the other Subaccounts. If you are enrolled in automatic rebalancing, this amount may be automatically rebalanced based on your allocation instructions in effect at the time of rebalancing. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service. The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your Contract Value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions – Surrender Charge and Fixed Side of the Contract – Interest Adjustment. Withdrawals under AWS will be noted on your quarterly statement. AWS is also available for amounts allocated to the fixed account, if applicable.

Cross-Reinvestment Service. The cross-reinvestment service automatically transfers the Contract Value in a designated Subaccount that exceeds a baseline amount to another specific Subaccount at specific intervals. You specify the applicable Subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available to new participants. Any Contractowner who had enrolled in this service prior to this date may continue to participate.
Portfolio Rebalancing. Portfolio rebalancing is an option that restores to a pre-determined level the percentage of Contract Value allocated to each Subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually. Rebalancing events will be noted on your quarterly statement. The fixed account is not available for portfolio rebalancing.
Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously. We reserve the right to discontinue any or all of these administrative services at any time.
Asset Allocation Models
You may allocate your Purchase Payment among a group of Subaccounts within an asset allocation model. Each model invests different percentages of the Contract Value in some or all of the Subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your Contract Value (and any additional Purchase Payments you make) will be allocated among certain Subaccounts in accordance with the model’s asset allocation strategy. You may not make transfers among the Subaccounts. We will proportionately deduct any withdrawals you make from the Subaccounts in the asset allocation model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.
Your registered representative may discuss asset allocation models with you to assist in deciding to allocate your Purchase Payments among the various Subaccounts and/or the fixed account. You should consult with your registered representative as to whether a model is appropriate for you.
Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help provide returns commensurate with a given level of risk over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models may not be appropriate for you.
The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.
In order to maintain the model’s specified Subaccount allocation percentages, you agree to be automatically enrolled in the portfolio rebalancing option and you thereby authorize us to automatically rebalance your Contract Value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.
The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you wish to change your fund allocations either to new funds or to a different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.
The election of certain Living Benefit Riders may require that you allocate Purchase Payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts – Investment Requirements. To the extent you are using a model to satisfy your Investment Requirements, the model is intended, in part, to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under the Living Benefit Riders.
The models were designed and prepared by Lincoln Investment Advisors Corporation (LIAC), which is an affiliate of ours, for use by Lincoln Financial Distributors, Inc. (LFD), the principal underwriter of the contracts. LFD provides models to broker-dealers who may offer the models to their own clients. In making these models and Subaccounts available as investment options under your contract, LIAC, LFD and the Company are not providing you with investment advice, nor are they recommending to you any particular model or Subaccount. You should consult with your registered representative to determine whether you should utilize or invest in any model or Subaccount, or whether it is suitable for you based upon your goals, risk tolerance and time horizon.
If a fund within a model closes to new investors, investors that have been invested before the fund closed may remain in the model. However the model would no longer be offered to new investors. If a fund within a model liquidates, we may transfer assets from that Subaccount to another Subaccount after providing notice to you. If this transfer occurs, and you own a Living Benefit Rider and are subject to Investment Requirements, you may no longer comply with the Investment Requirements. See the Investment Requirements section of this prospectus for more information. If a fund within a model merges with another fund, we will add the surviving fund to the model.

Death Benefit
The chart below provides a brief overview of how the Death Benefit proceeds will be distributed if death occurs prior to i4LIFE® Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.
upon death of:	and...	and...	Death Benefit proceeds pass to:
Contractowner	There is a surviving joint owner	The Annuitant is living or deceased	Joint owner
Contractowner	There is no surviving joint owner	The Annuitant is living or deceased	Designated Beneficiary
Contractowner	There is no surviving joint owner and the Beneficiary predeceases the Contractowner	The Annuitant is living or deceased	Contractowner's estate
Annuitant	The Contractowner is living	There is no contingent Annuitant	The youngest Contractowner becomes the contingent Annuitant and the contract continues. The Contractowner may waive* this continuation and receive the Death Benefit proceeds.
Annuitant	The Contractowner is living	The contingent Annuitant is living	Contingent Annuitant becomes the Annuitant and the contract continues
Annuitant**	The Contractowner is a trust or other non-natural person	No contingent Annuitant allowed with non-natural Contractowner	Designated Beneficiary

*	Notification from the Contractowner to receive the Death Benefit proceeds must be received within 75 days of the death of the Annuitant.

**	Death of Annuitant is treated like death of the Contractowner.
If the Contractowner (or a joint owner) or Annuitant dies prior to the Annuity Commencement Date, a Death Benefit may be payable. You can choose the Death Benefit. Only one Death Benefit may be in effect at any one time and this Death Benefit terminates if you elect i4LIFE® Advantage or elect any other annuitization option. Generally, the more expensive the Death Benefit is, the greater the protection.
You should consider the following provisions carefully when designating the Beneficiary, Annuitant, any contingent Annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the Death Benefit or other amount paid upon a Contractowner's or Annuitant's death.
You may designate a Beneficiary during your lifetime and change the Beneficiary by filing a written request with our Home Office. Each change of Beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of Beneficiary.
Upon the death of the Contractowner, a Death Benefit will be paid to the Beneficiary. Upon the death of a joint owner, the Death Benefit will be paid to the surviving joint owner. If the Contractowner is a corporation or other non-individual (non-natural person), the death of the Annuitant will be treated as death of the Contractowner.
If an Annuitant who is not the Contractowner or joint owner dies, then the contingent Annuitant, if named, becomes the Annuitant and no Death Benefit is payable on the death of the Annuitant. If no contingent Annuitant is named, the Contractowner (or younger of joint owners) becomes the Annuitant. Alternatively, a Death Benefit may be paid to the Contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this Death Benefit must be received by us within 75 days of the death of the Annuitant. The contract terminates when any Death Benefit is paid due to the death of the Annuitant.
If a Contractowner, joint owner or Annuitant was added or changed subsequent to the effective date of this contract (unless the change occurred because of the death of a prior Contractowner, joint owner or Annuitant), upon death, we will only pay the Contract Value as of the Valuation Date we approve the payment of the death claim.
If your Contract Value equals zero, no Death Benefit will be paid.
Account Value Death Benefit. Contractowners who purchased their contracts on or after June 6, 2005 (or later in some states), may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a Death Benefit equal to the Contract Value on the Valuation Date the Death Benefit is approved by us for payment. No additional Death Benefit is provided. Once you have selected this Death Benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. The Guarantee of Principal Death Benefit is the default Death Benefit under this contract; this means that if you do not select a Death Benefit, the Guarantee of Principal Death Benefit will be automatically selected for you at contract issue. There is an additional charge for this Death Benefit. If the Guarantee of Principal Death Benefit is in effect, the Death Benefit will be equal to the greater of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage).
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any. For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all Purchase Payments is reduced by the sum of all withdrawals.
For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request and the Account Value Death Benefit will apply. We will begin deducting the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.
Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the Death Benefit paid will be the greatest of:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner (if applicable) or Annuitant for whom a death claim is approved for payment. The highest Contract Value is increased by Purchase Payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the Contract Value.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The EGMDB is not available under contracts issued to a Contractowner, or joint owner or Annuitant, who is age 80 or older at the time of issuance.
There is an additional charge for this Death Benefit. You may discontinue the EGMDB at any time by completing the Change of Death Benefit form and sending it to our Home Office. The benefit will be discontinued as of the Valuation Date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states), you may instead choose the Account Value Death Benefit. We will begin deducting the applicable charge for the new Death Benefit as of that date. See Charges and Other Deductions.
Estate Enhancement Benefit Rider (EEB Rider). The amount of Death Benefit payable under this rider is the greatest of the following amounts:
•	the current Contract Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments decreased by withdrawals in the same proportion that withdrawals reduced the Contract Value (withdrawals less than or equal to the Guaranteed Annual Income amount under any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage may reduce the sum of all Purchase Payments amount on a dollar for dollar basis. See Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage or Lincoln Lifetime IncomeSM Advantage); or
•	the highest Contract Value on any contract anniversary (including the inception date) (determined before the allocation of any

Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased Contractowner, joint owner (if applicable), or Annuitant and prior to the death of the Contractowner, joint owner or Annuitant for whom a death claim is approved for payment. The highest Contract Value is adjusted for certain transactions. It is increased by Purchase Payments made on or after that contract anniversary on which the highest Contract Value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the Contract Value; or
•	the current Contract Value as of the Valuation Date we approve the payment of the claim plus an amount equal to the enhancement rate times the lesser of:
•	the contract earnings; or
•	the covered earnings limit.
Note: If there are no contract earnings, there will not be an amount provided under this item.
In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the Contract Value may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The enhancement rate is based on the age of the oldest Contractowner, joint owner (if applicable), or Annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest Contractowner, joint owner (if applicable), or Annuitant is age 76 or older at the time the rider would become effective.
Contract earnings equal:
•	the Contract Value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); minus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The covered earnings limit equals 200% of:
•	the Contract Value as of the effective date of this rider (determined before the allocation of any Purchase Payments on that date); plus
•	each Purchase Payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the Contractowner, joint owner (if applicable) or Annuitant; minus
•	any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.
The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where
(A) is the amount of the withdrawal minus the greater of $0 and (B); where
(B) is the result of [(i) - (ii)]; where
(i)	is the Contract Value immediately prior to the withdrawal; and
(ii)	is the amount of Purchase Payments made into the contract prior to the withdrawal.
The EEB rider may not be terminated unless you surrender the contract or the contract is in the Annuity Payout period.

General Death Benefit Information
Only one of these Death Benefits may be in effect at any one time. Your Death Benefit terminates on and after the Annuity Commencement Date. i4LIFE® Advantage only provides Death Benefit options during the Access Period. There are no Death Benefits during the Lifetime Income Period. Please see the i4LIFE® Advantage – i4LIFE® Advantage Death Benefit section of this prospectus for more information.
If there are joint owners, upon the death of the first Contractowner, we will pay a Death Benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated Beneficiary. Any other Beneficiary designation on record at the time of death will be treated as a contingent Beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole Contractowner. Upon the death of the spouse who continues the contract, we will pay a Death Benefit to the designated Beneficiary(s).
If the Beneficiary is the spouse of the Contractowner, then the spouse may elect to continue the contract as the new Contractowner. Same-sex spouses should carefully consider whether to purchase annuity products that provide benefits based upon status as a spouse, and whether to exercise any spousal rights under the contract. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Should the surviving spouse elect to continue the contract, a portion of the Death Benefit may be credited to the contract. Any portion of the Death Benefit that would have been payable (if the contract had not been continued) that exceeds the current Contract Value on the Valuation Date we approve the claim will be added to the Contract Value. If the contract is continued in this way, the Death Benefit in effect at the time the Beneficiary elected to continue the contract will remain as the Death Benefit.
If the EEB rider is in effect, the enhancement rate for future benefits will be based on the age of the older of the surviving spouse or the Annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current Contract Value (after crediting any Death Benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving Annuitant is 76 or older, the EEB Death Benefit will be reduced to the EGMDB at the charge that was in effect at the time you purchased your contract.
The value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in Good Order. To be in Good Order, we require all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Unless otherwise provided in the Beneficiary designation, one of the following procedures will take place on the death of a Beneficiary:
•	if any Beneficiary dies before the Contractowner, that Beneficiary’s interest will go to any other Beneficiaries named, according to their respective interests; and/or
•	if no Beneficiary survives the Contractowner, the proceeds will be paid to the Contractowner’s estate.
If the Beneficiary is a minor, court documents appointing the guardian/custodian may be required.
Unless the Contractowner has already selected a settlement option, the Beneficiary may choose the method of payment of the Death Benefit. The Death Benefit payable to the Beneficiary or joint owner must be distributed within five years of the Contractowner’s date of death unless the Beneficiary begins receiving within one year of the Contractowner’s death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the Beneficiary’s life expectancy.
Upon the death of the Annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.
If the Death Benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an Annuity Payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Abandoned Property. Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the date a benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the Death Benefit, or the Beneficiary does not come forward to claim the Death Benefit in a timely manner, the Death Benefit will be “escheated”. This means that the Death Benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the

Contractowner last resided, as shown on our books and records, or to our state of domicile. This escheatment is revocable and the state is obligated to pay the Death Benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation.
To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change. You may update your Beneficiary designations by submitting a Beneficiary change form to our Home Office.
Investment Requirements
If you purchase a Living Benefit Rider (except i4LIFE® Advantage without Guaranteed Income Benefit), you will be subject to Investment Requirements. This requirement means you will be limited in your choice of Subaccount investments and in how much you can invest in certain Subaccounts. This also means you will not be able to allocate Contract Value to all of the Subaccounts that are available to Contractowners who have not elected a Living Benefit Rider.
If you elect a Living Benefit Rider, Investment Requirements apply whether you purchase the rider at contract issue or add it to an existing contract. The Living Benefit Rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE® without Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future. If we do exercise our right to do so, you will have to reallocate your Contract Value subject to such requirements.
Certain of the underlying funds that are included in the Investment Requirements, including funds managed by an adviser affiliated with us, employ risk management strategies that are intended to control the funds’ overall volatility, and for some funds, to also reduce the downside exposure of the funds during significant market downturns.
These funds are included under Investment Requirements (particularly in the Investment Requirements for the Managed Risk riders) in part because the reduction in volatility helps us to reduce the risk of investment losses that may require us to use our own assets to make guaranteed payments under a Living Benefit Rider. At the same time, risk management strategies in periods of high market volatility or other market conditions, could limit your participation in market gains. This may conflict with your investment objectives by limiting your ability to maximize potential growth of your Contract Value and, in turn, the value of any guaranteed benefit that is tied to investment performance. You should consult your registered representative to determine whether these funds align with your investment objectives. For more information about the funds and the investment strategies they employ, please refer to the funds’ current prospectuses. Fund prospectuses are available by contacting us.
Under each option, we have divided the Subaccounts of your contract into groups and have specified the minimum or maximum percentages of Contract Value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your Contract Value and Purchase Payments in accordance with certain asset allocation models, as noted below. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.
The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit Rider you purchase. If you do not elect a Living Benefit Rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you terminate one rider and elect another rider.
If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)	On or after April 2, 2012	Option 3 for Managed Risk riders
4LATER® Advantage (Managed Risk)	On or after July 16, 2012	Option 3 for Managed Risk riders
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk)	On or after May 21, 2012	Option 3 for Managed Risk riders
4LATER® Select Advantage	On or after January 9, 2017	Option 3
i4LIFE® Advantage Select Guaranteed Income Benefit	On or after October 3, 2016	Option 3
Lincoln Market Select® Advantage	On or after October 3, 2016	Option 3
Lincoln Long-Term CareSM Advantage	On or after April 11, 2011	Option 3
Lincoln Lifetime IncomeSM Advantage 2.0	On or after November 15, 2010	Option 3

If you elect...	and the date of election is...	you will be subject to Investment Requirements
Lincoln Lifetime IncomeSM Advantage	February 19, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
Lincoln SmartSecurity® Advantage	Prior to April 10, 2006 April 10, 2006 through January 19, 2009 On or after January 20, 2009	N/A Option 1 Option 3
4LATER® Advantage	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.1)	Prior to April 10, 2006 On or after April 10, 2006	N/A Option 1
i4LIFE® Advantage Guaranteed Income Benefit (v.2)	April 10, 2006 through January 19, 2009 On or after January 20, 2009	Option 1 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.3)	October 6, 2008 through January 19, 2009 On or after January 20, 2009	Option 2 Option 3
i4LIFE® Advantage Guaranteed Income Benefit (v.4)	On or after November 15, 2010	Option 3
Investment Requirements – Option 1
No more than 35% of your Contract Value (includes Account Value if i4LIFE® Advantage is in effect) can be invested in the following Subaccounts (“Limited Subaccounts”) (Note: not all Subaccounts are available with all contracts):
•	AB VPS Global Thematic Growth Portfolio
•	AB VPS Small/Mid Cap Value Portfolio
•	American Funds Global Growth Fund
•	American Funds Global Small Capitalization Fund
•	American Funds International Fund
•	Delaware VIP® Emerging Markets Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® REIT Series
•	Delaware VIP® Small Cap Value Series
•	Delaware VIP® Smid Cap Core Series
•	Fidelity® VIP Mid-Cap Portfolio
•	Franklin Income VIP Fund
•	Franklin Mutual Shares VIP Fund
•	Invesco V.I. International Growth Fund
•	Janus Aspen Enterprise Portfolio
•	Janus Aspen Global Research Portfolio
•	JPMorgan Insurance Trust Global Allocation Portfolio
•	LVIP Baron Growth Opportunities Fund
•	LVIP Blended Mid Cap Managed Volatility Fund
•	LVIP Clarion Global Real Estate Fund
•	LVIP Delaware Special Opportunities Fund
•	LVIP Dimensional International Equity Managed Volatility Fund
•	LVIP Franklin Templeton Global Equity Managed Volatility Fund
•	LVIP JPMorgan High Yield Fund
•	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP MFS International Growth Fund
•	LVIP Mondrian International Value Fund
•	LVIP Multi-Manager Global Equity Managed Volatility Fund
•	LVIP SSGA Developed International 150 Fund
•	LVIP SSGA Emerging Markets 100 Fund
•	LVIP SSGA International Index Fund
•	LVIP SSGA Small-Cap Index Fund
•	LVIP SSGA Small-Mid Cap 200 Fund
•	LVIP T. Rowe Price Structured Mid-Cap Growth Fund
•	LVIP Vanguard International Equity ETF Fund
•	LVIP Wellington Mid-Cap Value Fund
•	MFS® VIT Growth Series
•	MFS® VIT Utilities Series
•	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio
•	Putnam VT Global Health Care Fund
•	Templeton Growth VIP Fund

All other Subaccounts will be referred to as “Non-Limited Subaccounts” except ClearBridge Variable Mid Cap Portfolio, Deutsche Alternative Asset Allocation VIP Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT Commodity Real Return® Strategy Portfolio which are not available. The Lincoln SSGA Aggressive Index Model, the Lincoln SSGA Structured Aggressive Model and the Franklin Templeton Founding Investment Strategy are also unavailable for investment.
You can select the percentages of Contract Value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total Contract Value. On each quarterly anniversary of the effective date of any of these benefits, if the Contract Value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your Contract Value so that the Contract Value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total Contract Value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.
If rebalancing is required, the Contract Value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the Contract Value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no Contract Value in the Non-Limited Subaccounts at that time, all Contract Value removed from the Limited Subaccounts will be placed in the Delaware VIP® Limited-Term Diversified Income Series Subaccount. We reserve the right to designate a different investment option other than the Delaware VIP Limited-Term Diversified Income Series as the default investment option should there be no Contract Value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement.
We may move Subaccounts on or off the Limited or Non-Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of Contract Value allowed in the Limited or Non-Limited Subaccounts or change the frequency of the Contract Value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value in excess of 35% in the Limited Subaccounts; or
2.	take no action and be subject to the quarterly rebalancing as described above; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.
Investment Requirements – Option 2
You can select the percentages of Contract Value (includes Account Value if i4LIFE® Advantage is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts in a group must comply with the specified minimum or maximum percentages for that group.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP® Limited-Term Diversified Income Series as the default investment option (or any other Subaccount that we may designate for that purpose). These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	if you take no action, such changes will apply only to additional Purchase Payments or to future transfers of contract value. You will not be required to change allocations to existing Subaccounts, but you will not be allowed to add money, by either an additional Purchase Payment or a contract transfer, in excess of the new percentage applicable to a Subaccount or Subaccount group. This does not apply to Subaccounts added to Investment Requirements on or after June 30, 2009. For Subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or

3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements.
At this time, the Subaccount groups are as follows:
Group 1 Investments must be at least 25% of Contract Value or Account Value	Group 2 Investments cannot exceed 75% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® High Yield Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
Templeton Global Bond VIP Fund	All other Subaccounts except those in Group 3 and as discussed below.	Delaware VIP® REIT Series Deutsche Alternative Asset Allocation VIP Portfolio LVIP SSGA Emerging Markets 100 Fund
The ClearBridge Variable Mid Cap Portfolio, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, and PIMCO VIT CommodityRealReturn® Strategy Portfolio are not available. The fixed account is only available for dollar cost averaging.
To satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts on the following list, as applicable to your contract. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value to or among these Subaccounts, then these Subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. In addition, you can allocate 100% of your Contract Value to the Franklin Templeton Founding Investment Strategy (Franklin Income VIP Fund 34%, LVIP Franklin Templeton Global Equity Managed Volatility Fund 33% and Franklin Mutual Shares VIP Fund 33%).
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® High Yield Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP Managed Risk Profile 2030 Fund
•	LVIP Managed Risk Profile 2040 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth
•	Templeton Global Bond VIP Fund

To satisfy these Investment Requirements, Contract Value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model,

Lincoln SSGA Structured Moderately Aggressive Equity Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Moderately Aggressive Index Model and Lincoln SSGA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Moderate Allocation Managed Risk Fund, the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund, the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds) or the Franklin Income VIP Fund or to one of the following models: Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model, Lincoln SSGA Structured Conservative Model, and Lincoln SSGA Structured Moderate Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Investment Requirements – Option 3
If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value in accordance with the Investment Requirements for Managed Risk Riders section below.
If you elect any other Living Benefit Rider, you must allocate your Contract Value in accordance with the Investment Requirements for other Living Benefit Riders sections below, according to which rider you purchased and the date of purchase. For all Living Benefit Riders, you can select the percentages of Contract Value (or Account Value if i4LIFE® Advantage Guaranteed Income Benefit is in effect) to allocate to individual Subaccounts within each group, but the total investment for all Subaccounts within the group must comply with the specified minimum or maximum percentages for that group.
You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider.
In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your Contract Value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your Contract Value, proportionately, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of Contract Value among the Subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement. If we rebalance Contract Value from the Subaccounts and your allocation instructions do not comply with the Investment Requirements, then the portion of the rebalanced Contract Value that does not meet the Investment Requirements will be allocated to the Delaware VIP Limited-Term Diversified Income Series as the default investment option or any other Subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.
We may change the list of Subaccounts in a group, change the number of groups, change the minimum or maximum percentages of Contract Value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the Subaccount investments.
At the time you receive notice of a change to the Investment Requirements, you may:
1.	submit your own reallocation instructions for the Contract Value, before the effective date specified in the notice, so that the Investment Requirements are satisfied;
2.	take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise; or
3.	terminate the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements.

Option 3 – Investment Requirements for Managed Risk Riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), you must currently allocate your Contract Value among one or more of the following Subaccounts only. Not all funds may be available in your contract; refer to the “Description of the Funds” section of this prospectus for more information.
Group 1 Investments must be at least 20% (30% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 2 Investments cannot exceed 80% (70% for riders elected prior to January 20, 2015) of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund (not available for riders purchased on or after May 22, 2017)
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	LVIP American Century Select Mid Cap Managed Volatility Fund
LVIP BlackRock Dividend Value Managed Volatility Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Blended Core Equity Managed Volatility Fund
LVIP Blended Large Cap Growth Managed Volatility Fund
LVIP Blended Mid Cap Managed Volatility Fund
LVIP ClearBridge Large Cap Managed Volatility Fund
LVIP Dimensional International Equity Managed Volatility Fund
LVIP Dimensional U.S. Equity Managed Volatility Fund
LVIP Franklin Templeton Global Equity Managed Volatility Fund
LVIP Franklin Templeton Value Managed Volatility Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Invesco Diversified Equity-Income Managed Volatility Fund
LVIP Invesco Select Equity Managed Volatility Fund
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
LVIP MFS International Equity Managed Volatility Fund
LVIP Multi-Manager Global Equity Managed Volatility Fund
LVIP Select Core Equity Managed Volatility Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Managed Volatility Fund
LVIP SSGA Large Cap Managed Volatility Fund
LVIP SSGA SMID Cap Managed Volatility Fund
	LVIP U.S. Growth Allocation Managed Risk Fund	No subaccounts at this time.
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund

•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund (not available for riders purchased on or after May 22, 2017)
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 3, 2016. If you elect Lincoln Market Select® Advantage, 4LATER® Select Advantage, Lincoln Long-Term CareSM Advantage or i4LIFE® Advantage Select Guaranteed Income Benefit you must currently allocate your Contract Value among one or more of the following Subaccounts.
Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund	AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JPMorgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Global Allocation V.I. Managed Risk Fund
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
LVIP BlackRock Scientific Allocation Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Goldman Sachs Income Building Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund

Group 1 Investments must be at least 30% of Contract Value or Account Value.	Group 2 Investments cannot exceed 70% of Contract Value or Account Value.
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP U.S. Growth Allocation Managed Risk Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Active-Passive Global Growth Allocation Model, Dimensional/Vanguard Moderate Allocation Model, Dimensional/Vanguard Global Growth Allocation Model, Multi-Manager Domestic Growth Allocation Model or Multi-Manager Moderate Allocation Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Option 3 – Investment Requirements for other Living Benefit Riders purchased on or after October 5, 2015 and prior to October 3, 2016. For i4LIFE® Advantage Guaranteed Income Benefit (version 4) and Lincoln Long-Term CareSM Advantage riders purchased on or after October 5, 2015 and prior to October 3, 2016, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
AB VPS Small/Mid Cap Value Portfolio
ALPS/Stadion Core ETF Portfolio
American Century VP Balanced Fund
American Century VP Large Company Value Fund
American Funds Global Growth Fund
American Funds Growth Fund
American Funds Growth-Income Fund
American Funds International Fund
BlackRock Global Allocation V.I. Fund
ClearBridge Variable Large Cap Growth Portfolio
Delaware VIP® Small Cap Value Series
Delaware VIP® U.S. Growth Series
Delaware VIP® Value Series
Fidelity® VIP Contrafund® Portfolio
Fidelity® VIP FundsManager® 50% Portfolio
Fidelity® VIP Mid Cap Portfolio
First Trust/Dow Jones Dividend & Income Allocation Portfolio
Franklin Income VIP Fund
Franklin Mutual Shares VIP Fund
Invesco V.I. Equally-Weighted S&P 500 Fund
Invesco V.I. International Growth Fund
JP Morgan Insurance Trust Global Allocation Portfolio
LVIP American Global Growth Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
LVIP Baron Growth Opportunities Fund
LVIP BlackRock Scientific Allocation Fund
LVIP Delaware Social Awareness Fund
LVIP Delaware Special Opportunities Fund
LVIP Delaware Wealth Builder Fund
LVIP Dimensional International Core Equity Fund
LVIP Dimensional U.S. Core Equity 1 Fund
LVIP Dimensional U.S. Core Equity 2 Fund
LVIP Franklin Templeton Multi-Asset Opportunities Fund
LVIP Goldman Sachs Income Builder Fund
LVIP Government Money Market Fund
LVIP JPMorgan High Yield Fund
LVIP JPMorgan Retirement Income Fund
LVIP MFS International Growth Fund
LVIP MFS Value Fund
LVIP Mondrian International Value Fund
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Developed International 150 Fund
LVIP SSGA International Index Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Mid-Cap Index Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
AB VPS Global Thematic Growth Portfolio
American Funds Global Small Capitalization Fund
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Delaware VIP® Smid Cap Core Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP American Global Small Capitalization Fund
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series

Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
LVIP SSGA S&P 500 Index Fund
LVIP SSGA Small-Cap Index Fund
LVIP SSGA Small-Mid Cap 200 Fund
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
LVIP Wellington Mid-Cap Value Fund
MFS® VIT Growth Series
MFS® VIT Total Return Series
Putnam VT George Putnam Balanced Fund
QS Variable Conservative Growth
The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Income Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

Option 3 – Investment Requirements for other Living Benefit Riders purchased prior to October 5, 2015. If you elected a Living Benefit Rider other than Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) or 4LATER® Advantage (Managed Risk), prior to October 5, 2015, you must currently allocate your Contract Value among one or more of the following Subaccounts only:
Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value
Delaware VIP® Diversified Income Series
Delaware VIP® Limited-Term Diversified Income Series
JPMorgan Insurance Trust Core Bond Portfolio
LVIP BlackRock Inflation Protected Bond Fund
LVIP Delaware Bond Fund
LVIP Delaware Diversified Floating Rate Fund
LVIP Dimensional/Vanguard Total Bond Fund
LVIP Global Income Fund
LVIP PIMCO Low Duration Bond Fund
LVIP SSGA Bond Index Fund
LVIP Western Asset Core Bond Fund
All other Subaccounts except those in Group 3 and as described below.	AB VPS Global Thematic Growth Portfolio
Delaware VIP® Emerging Markets Series
Delaware VIP® REIT Series
Deutsche Alternative Asset Allocation VIP Portfolio
LVIP Clarion Global Real Estate Fund
LVIP SSGA Emerging Markets 100 Fund
MFS® VIT Utilities Series

Group 1 Investments must be at least 30% of Contract Value or Account Value	Group 2 Investments cannot exceed 70% of Contract Value or Account Value	Group 3 Investments cannot exceed 10% of Contract Value or Account Value

The ClearBridge Variable Mid Cap Portfolio, Franklin Templeton Founding Investment Strategy, LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund, LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund, PIMCO VIT CommodityRealReturn® Strategy Portfolio, and Templeton Global Bond VIP Fund are not available. The fixed account is only available for dollar cost averaging.
As an alternative, to satisfy these Investment Requirements, you may allocate 100% of your Contract Value or i4LIFE® Advantage Account Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value or i4LIFE® Advantage Account Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to the Group 1 restrictions. Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and be subject to Group 2 restrictions.
•	ALPS/Stadion Core ETF Portfolio
•	American Century VP Balanced Fund
•	BlackRock Global Allocation V.I. Fund
•	Delaware VIP® Diversified Income Series
•	Delaware VIP® Limited-Term Diversified Income Series
•	Fidelity® VIP FundsManager® 50% Portfolio
•	First Trust/Dow Jones Dividend & Income Allocation Portfolio
•	Franklin Income VIP Fund
•	JPMorgan Insurance Trust Core Bond Portfolio
•	LVIP BlackRock Global Allocation V.I. Managed Risk Fund
•	LVIP BlackRock Inflation Protected Bond Fund
•	LVIP BlackRock Scientific Allocation Fund
•	LVIP Delaware Bond Fund
•	LVIP Delaware Diversified Floating Rate Fund
•	LVIP Delaware Wealth Builder Fund
•	LVIP Dimensional/Vanguard Total Bond Fund
•	LVIP Franklin Templeton Multi-Asset Opportunities Fund
•	LVIP Global Conservative Allocation Managed Risk Fund
•	LVIP Global Growth Allocation Managed Risk Fund
•	LVIP Global Income Fund
•	LVIP Global Moderate Allocation Managed Risk Fund
•	LVIP Goldman Sachs Income Builder Fund
•	LVIP JPMorgan Retirement Income Fund
•	LVIP Managed Risk Profile 2010 Fund
•	LVIP Managed Risk Profile 2020 Fund
•	LVIP PIMCO Low Duration Bond Fund
•	LVIP SSGA Bond Index Fund
•	LVIP SSGA Conservative Index Allocation Fund
•	LVIP SSGA Conservative Structured Allocation Fund
•	LVIP SSGA Global Tactical Allocation Managed Volatility Fund
•	LVIP SSGA Moderate Index Allocation Fund
•	LVIP SSGA Moderate Structured Allocation Fund
•	LVIP SSGA Moderately Aggressive Index Allocation Fund
•	LVIP SSGA Moderately Aggressive Structured Allocation Fund
•	LVIP U.S. Growth Allocation Managed Risk Fund
•	LVIP Western Asset Core Bond Fund
•	MFS® VIT Total Return Series
•	Putnam VT George Putnam Balanced Fund
•	QS Variable Conservative Growth

To satisfy these Investment Requirements, Contract Value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker-dealer. If so, currently 100% of the Contract Value can be allocated to one of the following models: Lincoln SSGA Structured Conservative Model, Lincoln SSGA Structured Moderate Model, Lincoln SSGA Structured Moderately Aggressive Model, Lincoln SSGA Conservative Index Model, Lincoln SSGA Moderate Index Model and Lincoln SSGA Moderately Aggressive Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate Contract Value among Group 1, Group 2 or Group 3 Subaccounts as described above. These models are not available for contracts issued on or after November 15, 2010. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider.
If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your Contract Value to: the LVIP Global Conservative Allocation Managed Risk Fund, the LVIP SSGA Conservative Structured Allocation Fund or the LVIP SSGA Conservative Index Allocation Fund (each a fund of funds), or, if your contract was purchased prior to November 15, 2010, to one of the following models: Lincoln SSGA Conservative Index Model and the Lincoln SSGA Structured Conservative Model. After the seventh Benefit Year anniversary, if your rider continues, you may invest in other Subaccounts in your contract, subject to Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Living Benefit Riders
The optional Living Benefit Riders offered under this variable annuity contract are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Market Select® Advantage,

Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage), a minimum Annuity Payout (i4LIFE® Advantage with or without the Guaranteed Income Benefit, 4LATER® Select Advantage, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage), or a qualified long-term care benefit rider (Lincoln Long-Term CareSM Advantage). Living Benefit Riders which are no longer available for purchase include: Lincoln SmartSecurity® Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER® Advantage (Managed Risk) and 4LATER® Advantage. Certain versions of i4LIFE® Advantage Guaranteed Income Benefit are also unavailable unless guaranteed under the terms of another rider. You may not elect more than one Living Benefit Rider at any one time. Upon election of a Living Benefit Rider, you will be subject to Investment Requirements (unless you elect i4LIFE® Advantage without the Guaranteed Income Benefit).
Excess Withdrawals under certain Living Benefit Riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit Rider. Terms and conditions may change after the contract is purchased.
The benefits and features of the optional Living Benefit Riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.
The Living Benefit Riders provide different methods to take income from your Contract Value or receive lifetime payments and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. Before you elect a rider, or terminate your existing rider to elect a new rider, you should carefully review the terms and conditions of each rider. If you elect a rider at contract issue, then the rider will be effective on the contract’s effective date.
From time to time, we relax our rules that apply to dropping certain riders and subsequently adding certain new ones. For example, we may waive the waiting period and instead permit you to add a new rider immediately after dropping your old one. We may also let you drop a rider before it has been in effect for the required holding period. When you drop your old rider, your old rider and charge will be terminated. As of the date of this prospectus, we currently have such an offer in place.
If you drop a rider for a new one during a period of time when we do not have an offer in place or have a different offer, you will not be eligible for any future offers related to the rider you previously dropped, even if such future offer would have included a greater or different benefit.
Rate Sheets
A Rate Sheet is a prospectus supplement where we declare the current Guaranteed Annual Income rates and Guaranteed Income Benefit percentages available under certain Living Benefit Riders. The Rate Sheet indicates the current rates and/or current percentages, their effective period, and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates or percentages. The rates and percentages may change with each Rate Sheet and may be higher or lower than the rates or percentages on the previous Rate Sheet. The rates and percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the rates and percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the rate and/or percentage indicated in a Rate Sheet, your application or rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contracting your registered representative or online at www.LincolnFinancial.com. The rates and percentages from previous effective periods are included in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) apply to Lincoln Lifetime IncomeSM Advantage 2.0 except as noted. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is a Living Benefit Rider available for purchase in your contract that provides:
•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (an initial value equal to either your initial Purchase Payment or Contract Value, if elected after the contract's effective date);
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within an Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement; and
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement.
In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this section. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial Purchase Payment (or Contract Value if elected after contract issue), increased by subsequent Purchase Payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing on or after age 55 (younger of you or your spouse under the joint life option). The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, amount of guaranteed income, investment options available, as well as the charge structure. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement.
Availability. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is only available for election at the time the contract is purchased, unless the contract was issued prior to August 26, 2013. Lincoln Lifetime IncomeSM Advantage 2.0 is no longer available for purchase.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider offered in your contract at the same time.
If you purchased your contract prior to August 26, 2013, and you own a Living Benefit Rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and you wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you must first terminate your existing Living Benefit Rider. You must wait at least 12 months after this termination and also comply with your existing Living Benefit Rider’s termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (if available). For further information on termination rules, see the “Termination” section associated with your Living Benefit Rider. In all cases, by terminating your existing Living Benefit Rider, you will no longer be entitled to any of the benefits that have accrued under that rider.
If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), you will be limited in your ability to invest within the Subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3 for Managed Risk Riders. If you purchased Lincoln Lifetime IncomeSM Advantage 2.0, you are required to adhere to Investment Requirements - Option 3 for other Living Benefit Riders.

In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
If you elect this rider at contract issue, it will be effective on the contract’s effective date. For contracts issued prior to August 26, 2013, if you elect the rider after the contract is issued, the rider will be effective on the next Valuation Date following approval by us.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial Purchase Payment . If you elect the rider after we issue the contract, the initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements, and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the rider charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the charge rate may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional Purchase Payments occur. See Charges and Other Deductions – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
5% Enhancement. You are eligible for a 5% Enhancement for at least 10 years from the effective date of the rider. On each Benefit Year anniversary during an Enhancement Period, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under age 86 and if there were no withdrawals in the preceding Benefit Year. The original Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the original Enhancement Period, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period.
A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. After the tenth Benefit Year anniversary, the rider charge could increase to the then current charge at the time a 5% Enhancement is applied. If your charge rate is increased due to a 5% Enhancement, you will have the option to opt out of the enhancements after the tenth Benefit Year. In order to be eligible to receive further 5% Enhancements the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within an Enhancement Period.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined above) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000

Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.
If during the first ten Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the tenth Benefit Year anniversary, if you are in a subsequent Enhancement Period, the annual rider charge rate may increase to the current charge rate in any year the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual charge rate of 2.00%. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
If your charge rate for this rider is increased due to a 5% Enhancement, you may opt out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an enhancement would cause your charge rate to increase) if you do not want the 5% Enhancement. You may not opt out of the 5% Enhancement if the current charge rate for the rider increases due to additional Purchase Payments made during the preceding Benefit Year that exceed the $100,000 Purchase Payment restriction after the first Benefit Year. See Income Base section for more details.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Charge.
Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in years when a withdrawal has occurred.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement through the end of the Enhancement Period. A 5% Enhancement that occurs during the original Enhancement Period will not cause your rider charge to increase. See the 5% Enhancement section above. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.
The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. Upon your first withdrawal the Guaranteed Annual Income rate is based on your age (single life option) or the younger of you and your spouse’s age (joint life option) at the time of the withdrawal. For example, if you purchase Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) on or after January 23, 2017, at age 60 (single life option), your Guaranteed Annual Income rate is 4.25% (see the table below). If you waited until you were age 65 (single life option) to make your first withdrawal your Guaranteed Annual Income rate would be 5.25%. During the first Benefit Year, the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
Guaranteed Annual Income Rates by Ages:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider elections on or after January 23, 2017
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.25%	59 – 64	4.00%
65+	5.25%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0 rider elections on or after May 20, 2013
Single Life Option		Joint Life Option
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 64	3.50%
65 – 69	4.50%	65 – 69	4.00%
70+	5.00%	70+	4.50%

Note that Guaranteed Annual Income rates for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider purchased prior to January 23, 2017, and Lincoln Lifetime IncomeSM Advantage 2.0 riders purchased prior to May 20, 2013, can be found in an Appendix to this prospectus.

If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (single life option) and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the Contract Value. The example assumes a 4.25% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider's effective date	$200,000
Income Base on the rider's effective date	$200,000
Initial Guaranteed Annual Income amount on the rider's effective date ($200,000 x 4.25%)	$8,500
Contract Value six months after rider's effective date	$210,000
Income Base six months after rider's effective date	$200,000
Withdrawal six months after rider's effective date	$8,500
Contract Value after withdrawal ($210,000 - $8,500)	$201,500
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on first Benefit Year anniversary	$205,000
Income Base on first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on first Benefit Year anniversary ($205,000 x 4.25%)	$8,713
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first anniversary of the rider’s effective date, the Guaranteed Annual Income amount is $8,713 (4.25% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,125 (4.25% of $50,000 Income Base), an additional Purchase Payment of $10,000 increased the Guaranteed Annual Income amount that Benefit Year to $2,550 ($2,125 + 4.25% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract. Persistency Credits added to the contract do not immediately increase the Guaranteed Annual Income amount but are added to the Contract Value and may increase the Income Base upon an Automatic Annual Step-up which in return may increase the Guaranteed Annual Income amount.
After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. No additional Purchase Payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).
5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income rate will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 70 or older, or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 20, 2013, the Nursing Home Enhancement is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. (The Nursing Home Enhancement is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has then been confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the Nursing Home Enhancement will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, or for Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase Payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any Purchase Payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.
Contractowners in South Dakota who elect any version of Lincoln Lifetime IncomeSM Advantage 2.0 on or after January 1, 2013, have the option to increase the Guaranteed Annual Income rate upon the diagnosis of a terminal illness, subject to certain conditions. The Guaranteed Annual Income amount will be increased to 10% during a Benefit Year when the Contractowner/Annuitant is age 70 or older or the younger of the Contractowner and spouse is age 70 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. For election of any version of Lincoln Lifetime IncomeSM Advantage 2.0 from January 1, 2013 to May 20, 2013, the terminal illness provision is available when the Contractowner/Annuitant is age 65 or older, or the younger of the Contractowner and spouse is age 65 or older (joint life option), and one is diagnosed by a licensed physician that his or her life expectancy is twelve months or less. (The terminal illness provision is not available until the next Benefit Year anniversary after age 70 (or 65 for rider elections prior to May 20, 2013) if a withdrawal has been taken since the rider effective date.) This provision applies if the diagnosis of terminal illness occurs 60 months or more after the effective date of the rider and the diagnosis was not made in the year prior to the effective date of the rider. For the joint life option if both spouses qualify, this provision for terminal illness is available for either spouse, but not both spouses. You should carefully consider the fact that the enhanced Guaranteed Annual Income rate is only available for one measuring life before an election is made. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, the terminal illness provision will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.
Once either the Nursing Home Enhancement or the terminal illness enhancement is elected for one spouse, neither enhancement will be available for the other spouse. You may request the terminal illness enhancement by filling out a request form provided by us. For Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) elections on and after January 20, 2015, if your Contract Value is reduced to zero for any reason, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive. Any withdrawals made prior to the diagnosis of a terminal illness and during the Benefit Year that the terminal illness enhancement commences will reduce the amount available that year for the terminal illness enhancement. Purchase Payments may not be made into the contract after a request for the terminal illness enhancement is approved by us and any Purchase Payments made either in the 12 months prior to the terminal illness diagnosis or during the duration of the terminal illness will not be included in the calculation of the terminal illness enhancement. Any requirements to qualify for the terminal illness enhancement are set forth in the Terminal Illness Claim Form. The remaining references to the Guaranteed Annual Income amount also include the terminal illness enhancement amount for Contractowners in South Dakota only.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original Contractowner or original Contractowner’s bank account (or to the original Annuitant or the original Annuitant’s bank account, if the owner is a non-natural person).
When an Excess Withdrawal occurs:
1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the Contract Value under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). The example assumes that the Contractowner makes a $12,000 withdrawal, which causes a $12,644 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,613 (4.25% of the Income Base of $85,000)
After a $12,000 Withdrawal ($3,613 is within the Guaranteed Annual Income amount, $8,387 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $3,613 and the Income Base is not reduced:
Contract Value = $56,387 ($60,000 - $3,613)
Income Base = $85,000
The Contract Value is also reduced by the $8,387 Excess Withdrawal and the Income Base is reduced by 14.875%, the same proportion by which the Excess Withdrawal reduced the $56,387 Contract Value ($8,387 ÷ $56,387)
Contract Value = $48,000 ($56,387 - $8,387)
Income Base = $72,357 ($85,000 x 14.875% = $12,644; $85,000 - $12,644 = $72,356)
Guaranteed Annual Income amount = $3,075 (4.25% of $72,356 Income Base)
On the following Benefit Year anniversary the Contract Value has been reduced due to a declining market, but the Income Base is unchanged:
Contract Value = $43,000
Income Base = $72,356
Guaranteed Annual Income amount = $3,075 (4.25% x $72,356)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,613 Guaranteed Annual Income amount is not subject to surrender charges; the $8,387 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph); and
4. This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.
Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
As an alternative, after the first death, the surviving spouse, if under age 86, may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.
Termination. After the fifth anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida who elect their rider on or after January 20, 2015, may terminate the rider after the first anniversary of the effective date of the rider. Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon election of Lincoln Market Select® Advantage; or
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;

•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	upon surrender of the contract; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit for Contractowners who transition from any version of Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and any version of Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.
This discussion applies to Contractowners who previously elected a Lincoln Lifetime IncomeSM Advantage 2.0 rider and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 must transition to i4LIFE® Advantage Guaranteed Income Benefit (version 4).
Prior to the Annuity Commencement Date, Contractowners with any active version of Lincoln Lifetime IncomeSM Advantage 2.0 may decide to later transition to i4LIFE® Advantage Guaranteed Income Benefit. This transition is possible even if i4LIFE® Advantage Guaranteed Income Benefit is no longer available for purchase. (Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).) Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchased their Lincoln Lifetime IncomeSM Advantage 2.0 rider. If you choose to make this transition, the Contractowner can use the greater of their Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE® Advantage to establish the i4LIFE® Advantage Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage with the applicable version of Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.
For any version of Lincoln Lifetime IncomeSM Advantage 2.0, if you have the single life option, and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit single life option. If you have the joint life option, and choose to transition to i4LIFE® Advantage Guaranteed Income Benefit, you must transition to the appropriate version of i4LIFE® Advantage Guaranteed Income Benefit joint life option. The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you elected your Lincoln Lifetime IncomeSM Advantage 2.0 rider and how long the rider was in effect before you decided to transition to i4LIFE® Advantage. These requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from a Lincoln Lifetime IncomeSM Advantage 2.0 rider to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under your Lincoln Lifetime IncomeSM Advantage 2.0 rider. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under your Lincoln Lifetime IncomeSM Advantage 2.0 rider are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
Lincoln Market Select® Advantage
Lincoln Market Select® Advantage is a Living Benefit Rider available for purchase that provides:

•	Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint life option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base;
•	A 5% Enhancement to the Income Base (less Purchase Payments received in the preceding Benefit Year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in the preceding Benefit Year and the rider is within the Enhancement Period;
•	Automatic Annual Step-ups of the Income Base to the Contract Value if the Contract Value is equal to or greater than the Income Base after the 5% Enhancement;
•	Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal, and will terminate the rider if the Income Base if reduced to zero. Withdrawals will also negatively impact the 5% Enhancement.
In order to purchase Lincoln Market Select® Advantage, your Contract Value at the time of election must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or the lives of you as Contractowner/Annuitant and your spouse as Secondary Life (joint life option) regardless of the investment performance of the contract. These benefits are subject to certain conditions, as set forth in this prospectus. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon the death of the Contractowner). If the Contractowner sells or assigns for value the contract other than to the Annuitant, or discounts or pledges it as collateral for a loan or as a security for the performance of an obligation or any other purpose, this rider will terminate.
This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base, which are age-based and may increase over time. You may receive Guaranteed Annual Income payments for your lifetime or for the lifetimes of you and your spouse, if the joint life option is chosen.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. There are differences between the riders in the features provided, amount of guaranteed income, investment options available, as well as the amount of the charges. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders. In addition, the purchase of one rider may impact the availability of another rider. Not all riders will be available at all times. You may consider purchasing Lincoln Market Select® Advantage if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up and 5% Enhancement.
Availability. Lincoln Market Select® Advantage is only available to current Contractowners who have previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider. If you terminate an existing rider to elect Lincoln Market Select® Advantage, your new rider will be effective on the next Valuation Date following approval by us.
If Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) is currently in effect on your contract, and you want to terminate your existing rider and elect Lincoln Market Select® Advantage, we are currently waiving the five-year holding period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage.
In general, anytime you terminate a rider, you will no longer be entitled to any of the benefits that have accrued under that rider. If you decide to drop your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and elect Lincoln Market Select® Advantage, your current Income Base will terminate without value. In other words, you cannot transfer your current Income Base over to Lincoln Market Select® Advantage. Your initial Income Base under Lincoln Market Select® Advantage will be equal to the Contract Value on the effective date of the Lincoln Market Select® Advantage rider. The Income Base is used to calculate your Guaranteed Annual Income amount and the rider charge. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by Lincoln Market Select® Advantage before making your decision. Lincoln Market Select® Advantage does not include all the same features, and it may not provide the same level of guarantee. For example, it does not offer a Nursing Home Enhancement like Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) offers. You should also compare the fees and charges of each rider. If you have any questions about terminating your Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider and electing Lincoln Market Select® Advantage, you should contact your registered representative or call us at the number listed on the first page of this prospectus.

Lincoln Market Select® Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant as well as the spouse under the joint life option must be age 85 or younger at the time this rider is elected.
There is no guarantee that Lincoln Market Select® Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of Lincoln Market Select® Advantage available to new purchasers. You cannot elect this rider in combination with any other Living Benefit Rider or any other annuity payout option offered in your contract at the same time.
If you purchase Lincoln Market Select® Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of the rider. The Income Base is increased by subsequent Purchase Payments, 5% Enhancements and Automatic Annual Step-ups, and decreased by Excess Withdrawals in accordance with the provisions set forth below. The maximum Income Base is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Rider of all Lincoln Life contracts (or contracts issued by our affiliates) in which your (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payment (not to exceed the maximum Income Base); for example, a $10,000 additional Purchase Payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss. Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.
5% Enhancement. On each Benefit Year anniversary, during the Enhancement Period the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and if there were no withdrawals in the preceding Benefit Year. The Enhancement Period is a 10-year period that begins on the effective date of the rider. Any Purchase Payments made after the initial Purchase Payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline an Automatic Annual Step-up during the first ten Benefit years, you will continue to be eligible for the 5% Enhancements through the end of the Enhancement Period. In order to be eligible to receive 5% Enhancements, the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) must be under age 86 and within the Enhancement Period.
Note: The 5% Enhancement is not available on any Benefit Year anniversary where there has been a withdrawal of Contract Value (including a Guaranteed Annual Income payment) in the preceding Benefit Year. A 5% Enhancement will occur in subsequent years when certain conditions are met. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 (= $115,000 x 1.05% + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
Automatic Annual Step-ups of the Income Base. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:

a.	the Contractowner/Annuitant (single life option), or the Contractowner/Annuitant and spouse (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if applicable, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.
Each time the Income Base is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Market Select® Advantage Charge.
If your charge rate for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your charge rate to change. If you opt out of the step-up, your current charge rate will remain in effect and the Income Base will be returned to the Income Base immediately prior to the step-up, adjusted for additional Purchase Payments or Excess Withdrawals, if any. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse your step-up will not be reimbursed.
If you decline an Automatic Annual Step-up during the first ten Benefit Years, you will continue to be eligible for the 5% Enhancement (if applicable) through the end of the Enhancement Period. You may not opt out of the Automatic Annual Step-up if an additional Purchase Payment made during that Benefit Year caused the charge for the rider to increase to the current charge.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancements will work (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). The 5% Enhancement or an Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Withdrawal Amount. The Guaranteed Annual Income amount may be withdrawn from the contract each Benefit Year. As long as the Guaranteed Annual Income amount is not reduced to zero, these withdrawals may be taken for your lifetime (single life option) or the lifetimes of you and your spouse (joint life option). Guaranteed Annual Income withdrawals are available when you (single life option) or the younger of you and your spouse (joint life option) are age 55 or older.
The Guaranteed Annual Income amount is determined by multiplying the Income Base by the applicable rate, based on your age and whether the single or joint life option has been elected. Under the joint life option, the age of the younger of you or your spouse will be used. The Guaranteed Annual Income amount will change upon an Automatic Annual Step-up, 5% Enhancement, additional Purchase Payments, and Excess Withdrawals, as described below.
The Guaranteed Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Guaranteed Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Guaranteed Annual Income rates will not change as a result.
The Guaranteed Annual Income rates applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Annual Income rates, the effective period, and the date by which your rider election form must be signed and dated for a rider to be issued with those rates. The rates may change with each Rate Sheet and may be higher or lower than the rates on the previous Rate Sheet. The rates will not change more frequently than quarterly.

At least 10 days before the end of the indicated effective period, the Guaranteed Annual Income rates for the next effective period will be disclosed in a new Rate Sheet. In order to get the rates indicated in a Rate Sheet, your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For existing Contractowners, the current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet information by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Annual Income rates from previous effective periods are included in an appendix to this prospectus.
During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider. After the first Benefit Year anniversary, the Guaranteed Annual Income amount is calculated using the Income Base on the most recent Benefit Year anniversary. After your first Guaranteed Annual Income withdrawal, the Guaranteed Annual Income rate will only increase on a Benefit Year anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable higher age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income rate will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the remaining amount into the next Benefit Year.
If your Contract Value is reduced to zero for any reason other than for an Excess Withdrawal, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse’s life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If either the Contract Value or the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate.
Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals will decrease the Contract Value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.
The following example shows the calculation of the Guaranteed Annual Income amount and how withdrawals less than or equal to the Guaranteed Annual Income amount impact the Income Base and the Contract Value. The example assumes a 4% Guaranteed Annual Income rate and a Contract Value of $200,000:
Contract Value on the rider’s effective date	$200,000
Income Base on the rider’s effective date	$200,000
Initial Guaranteed Annual Income amount on the rider’s effective date ($200,000 x 4%)	$8,000
Contract Value six months after rider’s effective date	$210,000
Income Base six months after rider’s effective date	$200,000
Withdrawal six months after the rider’s effective date	$8,000
Contract Value after withdrawal ($210,000 - $8,000)	$202,000
Income Base after withdrawal ($200,000 - $0)	$200,000
Contract Value on the first Benefit Year anniversary	$205,000
Income Base on the first Benefit Year anniversary	$205,000
Guaranteed Annual Income amount on the first Benefit Year anniversary ($205,000 x 4%)	$8,200
Since there was a withdrawal during the first year, the 5% Enhancement is not available, but the Automatic Annual Step-up was available and increased the Income Base to the Contract Value of $205,000. On the first Benefit Year anniversary, the Guaranteed Annual Income amount is $8,200 (4% x $205,000).
Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income rate multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Guaranteed Annual Income amount of $2,500 (5% of $50,000 Income Base), an additional Purchase Payment of $10,000 increases the Guaranteed Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.
Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount, after the Income Base is adjusted by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income rate.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal, or withdrawals made prior to age 55 (younger of you or your spouse for joint life), or withdrawals that are payable to any assignee or assignee’s bank account.
When an Excess Withdrawal occurs:

1.	The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and
2.	The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income rate multiplied by the new (reduced) Income Base (after the proportionate reduction for the Excess Withdrawal).
We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.
The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount, and the Contract Value under Lincoln Market Select® Advantage.
The example assumes that the Contractowner makes a $12,000 withdrawal, which causes an $11,816.14 reduction in the Income Base.
Prior to Excess Withdrawal:
Contract Value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $4,250 (5% of the Income Base of $85,000)
After a $12,000 withdrawal ($4,250 is within the Guaranteed Annual Income amount, $7,750 is the Excess Withdrawal):
The Contract Value is reduced by the amount of the Guaranteed Annual Income amount of $4,250 and the Income Base is not reduced:
Contract Value = $55,750 ($60,000 - $4,250)
Income Base = $85,000
The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Income Base is reduced by 13.90134%, the same proportion by which the Excess Withdrawal reduced the $55,750 Contract Value ($7,750 / $55,750).
Contract Value = $48,000 ($55,750 - $7,750)
Income Base = $73,183.86 ($85,000 x 13.90134% = $11,816.14; $85,000 - $11,816.14 = $73,183.86)
Guaranteed Annual Income amount = $3,659.19 (5% of $73,183.86 Income Base)
On the following Benefit Year anniversary:
Contract Value = $43,000
Income Base = $73,183.86
Guaranteed Annual Income amount = $3,659.19 (5% x $73,183.86)
In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Income Base is reduced to zero due to an Excess Withdrawal, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.
Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in this prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $4,250 Guaranteed Annual Income amount is not subject to surrender charges: the $7,750 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions – Surrender Charge.
Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMD’s to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMD’s are made within the Benefit Year (except as described in the next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an

RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.
Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the Contract Value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the Beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following Death Benefits: the Guarantee of Principal Death Benefit, the EGMDB or the EEB rider. If the Account Value Death Benefit option is in effect, the Beneficiary will not be eligible to receive the final payment(s).
The Guaranteed Annual Income Amount Annuity Payout Option is an Annuity Payout option under which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other Annuity Payout options, including i4LIFE® Advantage, which are based on your Contract Value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE® Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.
The final payment is a one-time lump-sum payment, if the effective date of the rider is the same as the effective date of the contract, the final payment will be equal to the sum of all Purchase Payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract, the final payment will be equal to the Contract Value on the effective date of the rider, increased for Purchase Payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.
Death Prior to the Annuity Commencement Date. Lincoln Market Select® Advantage has no provision for a payout of the Income Base upon death of the Contractowner or Annuitant. In addition, Lincoln Market Select® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of Lincoln Market Select® Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). Upon the first death under the joint life option, withdrawals up to the Guaranteed Annual Income amount continue to be available for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue, if applicable, as discussed above. Upon the death of the surviving spouse, Lincoln Market Select® Advantage will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).
Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Contractowners in Florida may terminate their rider at any time after the first Benefit Year anniversary. Lincoln Market Select® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable);
•	upon death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Guaranteed Annual Income amount or Contract Value is reduced to zero due to an Excess Withdrawal;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
•	upon surrender or termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefit and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.

i4LIFE® Advantage Guaranteed Income Benefit option. i4LIFE® Advantage is an optional Annuity Payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE® Advantage. You cannot have both i4LIFE® Advantage and Lincoln Market Select® Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Market Select® Advantage may decide to later transition to i4LIFE® Advantage Select Guaranteed Income Benefit prior to the Annuity Commencement Date, according to the provisions outlined below. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts.
If you have the Lincoln Market Select® Advantage single life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit single life option. If you have the Lincoln Market Select® Advantage joint life option and choose to transition your rider, you must transition to i4LIFE® Advantage Select Guaranteed Income Benefit joint life option. The Access Period requirements are specifically listed in the Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
For nonqualified contracts, the Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
When deciding whether to transition from Lincoln Market Select® Advantage to i4LIFE® Advantage Guaranteed Income Benefit, you should consider that depending on your age (and the age of your spouse under the joint life option) and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Market Select® Advantage. You should consider electing i4LIFE® Advantage when you are ready to immediately start receiving i4LIFE® Advantage payments, whereas with Lincoln Market Select® Advantage, you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE® Advantage rider are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income rates), and the remainder is treated as a nontaxable return of Purchase Payments. In contrast, withdrawals under Lincoln Market Select® Advantage are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the Contract Value exceeds Purchase Payments), and then as a nontaxable return of Purchase Payments.
4LATER® Select Advantage
4LATER® Select Advantage is a Living Benefit Rider available for purchase that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Select Advantage, you must later elect i4LIFE® Advantage Select Guaranteed Income Benefit in order to receive a benefit from 4LATER® Select Advantage.
Availability. 4LATER® Select Advantage is only available for election to current Contractowners who have previously purchased the 4LATER® Advantage (Managed Risk) rider. If you terminate an existing rider to elect 4LATER® Select Advantage, your new rider will be effective on the next Valuation Date following approval by us. To elect 4LATER® Select Advantage, the Contractowner, Annuitant and Secondary Life under the joint life option must be age 85 or younger.
If 4LATER® Advantage (Managed Risk) is currently in effect on your contract, and you want to terminate the existing rider and elect 4LATER® Select Advantage, we are currently waiving the five-year waiting period that is required before terminating a rider. Other than the termination of your current rider, and the waiver of the holding period, your contract will not change in any way. Any applicable existing or future surrender charges will continue to apply, as described in your contract and this prospectus. We are doing this as a customer service to you, and there is no financial incentive being provided to you, your registered representative, or to anyone else if you decide to terminate your existing 4LATER® Advantage (Managed Risk) rider and elect 4LATER® Select Advantage.
Before electing 4LATER® Select Advantage, you must first terminate your existing rider, and you will no longer be entitled to any of the benefits that have accrued under that rider. You cannot transfer your current Income Base over to 4LATER® Select Advantage. You should carefully compare the features and benefits provided by your existing rider to the features and benefits provided by 4LATER® Select Advantage before making your decision.
4LATER® Select Advantage is not available for purchase with qualified contracts and is designed primarily for purchasers of nonqualifed contracts where the Contractowner and Annuitant are different people (single life option) or with joint life benefits where the Secondary Life is not a spouse.
There is no guarantee that 4LATER® Select Advantage will be available for new purchasers in the future and we reserve the right to discontinue this benefit at any time. In addition, we may make different versions of 4LATER® Select Advantage available to new purchasers. You cannot elect the rider and any other Living Benefit Rider or any other payout option offered in your contract at the same time.

If you purchase 4LATER® Select Advantage, you will be required to adhere to Investment Requirements, which will limit your ability to invest in certain Subaccounts offered in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See Investment Requirements for more information.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base will equal the Contract Value on the effective date of 4LATER® Select Advantage. The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Select Advantage will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base, and as a result will reduce your future Guaranteed Income Benefit. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if applicable, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider.
Any Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any Purchase Payments made within the first 90 days after the effective date of 4LATER® Select Advantage will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements as long as you meet the conditions listed above.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined above) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming no withdrawals or additional Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).
Death Prior to the Annuity Commencement Date. 4LATER® Select Advantage has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Select Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in this prospectus) will be in effect. Election of the 4LATER® Select Advantage does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Select Advantage rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Select Advantage will terminate.
Upon the death of the Contractowner, the 4LATER® Select Advantage rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Select Advantage rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Select Advantage will automatically terminate:
•	on the Annuity Commencement Date; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals;

•	the last day that you can elect i4LIFE® Advantage (age 95); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Select Guaranteed Income Benefit for Contractowners who transition from 4LATER® Select Advantage. Contractowners with an active 4LATER® Select Advantage may purchase i4LIFE® Advantage Select Guaranteed Income Benefit at the terms in effect when the Contractowner purchased 4LATER® Select Advantage rider. i4LIFE® Advantage Select Guaranteed Income Benefit provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Select Guaranteed Income Benefit. See Living Benefit Riders – i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Select Guaranteed Income Benefit, you can use the greater of the Income Base under 4LATER® Select Advantage or your Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95.
If you elect the 4LATER® Select Advantage single life option, you must purchase the i4LIFE® Advantage Select Guaranteed Income Benefit single life option. If you elect the 4LATER® Select Advantage joint life option, you must purchase i4LIFE® Advantage Select Guaranteed Income Benefit joint life option.
Contractowners who elect 4LATER® Select Advantage are guaranteed the ability in the future to elect i4LIFE® Advantage Select Guaranteed Income Benefit even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Select Advantage. These requirements are specifically listed in the Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage section of this prospectus.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Select Guaranteed Income Benefit is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.
You should consider electing i4LIFE® Advantage Select Guaranteed Income Benefit when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Select Guaranteed Income Benefit are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
Lincoln Lifetime IncomeSM Advantage
The Lincoln Lifetime IncomeSM Advantage rider is no longer available for purchase.
The Lincoln Lifetime IncomeSM Advantage rider provides minimum, guaranteed, periodic withdrawals for your life as Contractowner/Annuitant (single life option) or for the lives of you as Contractowner/Annuitant and your spouse as joint owner or primary Beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The Contractowner, Annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the Contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) increased by subsequent Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. No additional Purchase Payments are allowed if the Contract Value decreases to zero for any reason.
This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchased the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse are available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 59½ (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% step-up (if applicable to your contract) and Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, Lincoln Lifetime IncomeSM Advantage Plus, provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your Contract Value of an amount equal to the excess of your initial Guaranteed Amount (and Purchase Payments made within 90 days of rider election) over your Contract Value. This option guarantees at least a return of your initial Purchase Payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must have been purchased with Lincoln Lifetime IncomeSM Advantage. Lincoln Lifetime IncomeSM Advantage Plus is discussed in detail below.
By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you are limited in how you can invest in the Subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts – Investment Requirements – Option 3 if you purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts – Investment Requirements – Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.
Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your Contract Value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure and investment options. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is also included in this prospectus (see i4LIFE® Advantage option). Not all riders will be available at all times.
We have designed the rider to protect you from outliving your Contract Value. If the rider terminates or you (and your spouse, if applicable) die before your Contract Value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your Contract Value will be reduced to zero before your (or your spouse’s) death.
If the rider was elected at contract issue, then the rider was effective on the contract’s effective date. If the rider was elected after the contract was issued the rider became effective on the next Valuation Date following approval by us. You cannot simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit Rider.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculation scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elected the rider at the time you purchased the contract, the initial Guaranteed Amount equals your initial Purchase Payment . If you elected the rider after we issued the contract, the initial Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000 the charge for Lincoln Lifetime IncomeSM Advantage will change to the then current charge in effect on the next Benefit Year anniversary. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason including market loss.
The following example demonstrates the impact of additional Purchase Payments on the Lincoln Lifetime IncomeSM Advantage charge:
Initial Purchase Payment	$100,000
Additional Purchase Payment in Year 2	$95,000	No change to charge
Additional Purchase Payment in Year 3	$50,000	Charge will be the then current charge
Additional Purchase Payment in Year 4	$25,000	Charge will be the then current charge
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments, Automatic Annual Step-ups, 5% Enhancements and the 200% step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the charge rate may change when cumulative Purchase Payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if the Contractowner/Annuitant (as well as the spouse if the joint life option is in effect) is under 86 and the rider is within the 10 year period described below. Additional Purchase Payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that Purchase Payment. Any Purchase Payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount :
Initial Purchase Payment = $100,000; Guaranteed Amount = $100,000
Additional Purchase Payment on day 30 = $15,000; Guaranteed Amount = $115,000
Additional Purchase Payment on day 95 = $10,000; Guaranteed Amount = $125,000
On the first Benefit Year anniversary, the Guaranteed Amount is $130,750 ($115,000 x 1.05 = $120,750 + $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the Contractowner/Annuitant or upon the death of the survivor of the Contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the Contract Value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10 million. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.
Any withdrawal from the Contract Value limits the 5% Enhancement as follows:
a.	The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the Contractowner/Annuitant (single life option) is 59½ or older or the Contractowner and spouse (joint life option) are age 65 or older.
b.	If the Contractowner/Annuitant (single life option) is under age 59½ or the Contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the Contract Value (as described below) occurs.
An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.
If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your charge rate for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the Contract Value on each Benefit Year anniversary if:
a.	the Contractowner/Annuitant (single life option), or the Contractowner and spouse (joint life option) are both still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% step-up (if any, as described below).
Each time the Guaranteed Amount is stepped up to the current Contract Value as described above, your charge rate for the rider will be the current charge rate for the rider, not to exceed the guaranteed maximum charge. Therefore, your charge rate for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
If your rider charge rate is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your charge rate for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the charge rate increases if you do not want the step-up. If you decline the Automatic Annual Step-up, you will receive the 200% step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional Purchase Payments would cause your charge to increase. See the earlier Guaranteed Amount section.
Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional Purchase Payments and issue age above 59½ (single life) or 65 (joint life)):
	Contract Value	Guaranteed Amount	Potential for Charge to Change	Length of 5% Enhancement Period
Initial Purchase Payment $50,000	$50,000	$50,000	No	10
1st Benefit Year anniversary	$54,000	$54,000	Yes	10
2nd Benefit Year anniversary	$53,900	$56,700	No	9
3rd Benefit Year anniversary	$57,000	$59,535	No	8
4th Benefit Year anniversary	$64,000	$64,000	Yes	10
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535) and a new 10-year Enhancement Period began.
An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% step-up will not be available. For Contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% step-up applies.) This step-up will not occur if:
1.	any withdrawal was made prior to age 59½ (single life) or age 65 (joint life);
2.	an Excess Withdrawal (defined below) has occurred; or
3.	cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).
For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).
If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.
This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus Purchase Payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.
This step-up will not cause a change to the charge rate for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions – Rider Charges – Lincoln Lifetime IncomeSM Advantage Charge.
The following example demonstrates the impact of this step-up on the Guaranteed Amount:
Initial Purchase Payment at age 55 = $200,000; Guaranteed Amount = $200,000; Maximum Annual Withdrawal amount = $10,000.
After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the Contract Value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals x 200%), the Guaranteed Amount is increased to $360,000.

The 200% step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10 million.
Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (Contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as you are at least age 59½ (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.
Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% step-up (see above).
The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value.
The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the Contractowner/Annuitant is age 59½ or older or the Contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for Contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.
The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.
The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.
The Maximum Annual Withdrawal amount is increased by 5% of any additional Purchase Payments . For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made , the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).
5% Enhancements, Automatic Annual Step-ups and the 200% step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% step-up; or
b.	5% of the Guaranteed Amount on the Benefit Year anniversary.
See the chart below for examples of the recalculation.
The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity® Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.
Withdrawals after age 59½ (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 59½ (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and
2.	the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 59½ or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional Purchase Payments and the Contractowner (single life) is older than 59½ and the Contractowner and spouse (joint life) are both older than 65):
	Contract Value	Guaranteed Amount	Maximum Annual Withdrawal Amount
Initial Purchase Payment $50,000	$50,000	$50,000	$2,500
1st Benefit Year anniversary	$54,000	$54,000	$2,700
2nd Benefit Year anniversary	$51,000	$51,300	$2,700
3rd Benefit Year anniversary	$57,000	$57,000	$2,850
4th Benefit Year anniversary	$64,000	$64,000	$3,200
The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (first, third and fourth Benefit Year anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:
1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD;
2.	The RMD calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph); and
4.	This contract is not a beneficiary IRA.
If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).
Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:
1.	The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the proportionate reduction for the Excess Withdrawal); and
3.	The 200% step-up will never occur.
The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):
The Contract Value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:
Contract Value = $55,000
Guaranteed Amount = $80,000
The Contract Value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.73%, the same proportion that the Excess Withdrawal reduced the $55,000 Contract Value ($7,000 / $55,000)

Contract Value = $48,000
Guaranteed Amount = $69,818 ($80,000 x 12.73% = $10,182; $80,000 - $10,182 = $69,818)
Maximum Annual Withdrawal amount = $3,491 (5% of $69,818)
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value.
Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.
Withdrawals before age 59½/65. If any withdrawal is made prior to the time the Contractowner is age 59½ (single life) or the Contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:
1.	The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the Contract Value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);
2.	The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;
3.	The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the Contract Value occurs. This Automatic Annual Step-up will not occur until the Contract Value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and
4.	The 200% step-up will never occur.
The following is an example of the impact of a withdrawal prior to age 59½ for single or age 65 for joint:
•	$100,000 Purchase Payment
•	$100,000 Guaranteed Amount
•	A 10% market decline results in a Contract Value of $90,000
•	$5,000 Maximum Annual Withdrawal amount
If a $5,000 withdrawal is made before age 59½, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% x $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.
In a declining market, withdrawals prior to age 59½ (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.
Lincoln Lifetime IncomeSM Advantage Plus. The Lincoln Lifetime IncomeSM Advantage Plus rider is no longer available. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus (“Plus Option”), on the seventh Benefit Year anniversary, you may elect to receive an increase in your Contract Value equal to the excess of your initial Guaranteed Amount (plus any Purchase Payments made within 90 days of the rider effective date), over your current Contract Value. Making this election will terminate the Plus Option as well as Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the Contract Value and the initial Guaranteed Amount (plus any Purchase Payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.
You may not elect to receive an increase in Contract Value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.
If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.
The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:
Initial Purchase Payment of $100,000; Initial Guaranteed Amount of $100,000.
On the seventh Benefit Year anniversary, if the current Contract Value is $90,000; the Contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other Subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.
Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.
The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.
If the Contract Value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.
If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your Beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the Death Benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.
The final payment is equal to the sum of all Purchase Payments, decreased by withdrawals in the same proportion as the withdrawals reduce the Contract Value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the Purchase Payments dollar for dollar. If your Death Benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of Lincoln Lifetime IncomeSM Advantage will reduce the sum of all Purchase Payments on a dollar for dollar basis.
Death Prior to the Annuity Commencement Date. Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln Lifetime IncomeSM Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of Lincoln Lifetime IncomeSM Advantage does not impact the Death Benefit options available for purchase with your annuity contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the Beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the Beneficiary may purchase a new Living Benefit Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.
Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.
As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (59½) to receive Maximum Annual Withdrawal amounts.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may terminate the joint life option and purchase a single life option, if available, (if the Contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the seventh anniversary of the effective date of the rider, the Contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:

•	Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the Contract Value equal to the excess of your initial Guaranteed Amount over the Contract Value;
•	on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
•	upon the death under the single life option or the death of the surviving spouse under the joint life option;
•	when the Maximum Annual Withdrawal amount is reduced to zero; or
•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time. If you have elected to receive an increase in your Contract Value under Lincoln Lifetime IncomeSM Advantage Plus (after the seventh Benefit Year), you may elect a new Living Benefit Rider at any time.
i4LIFE® Advantage Option. i4LIFE® Advantage is an Annuity Payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a Death Benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE® Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE® Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE® Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.
Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to terminate Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE® Advantage since i4LIFE® Advantage provides a different income stream. If this decision is made, the Contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE® Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE® Advantage Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE® Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.
i4LIFE® Advantage Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE® Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE® Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years.
Below is an example of how the Guaranteed Amount from Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE® Advantage.
Prior to i4LIFE® Advantage election:
Contract Value = $100,000
Guaranteed Amount = $150,000
After i4LIFE®Advantage election:
Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE® Advantage annuity factor
Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.
Lincoln SmartSecurity® Advantage
The Lincoln SmartSecurity® Advantage rider is no longer available for purchase.
This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial Purchase Payment (or Contract Value if elected after contract issue) adjusted for subsequent Purchase Payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the Contract Value at the time of the step-up):
Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up or

Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up, the Contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value, if higher, on each Benefit Year anniversary through the tenth anniversary. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up, the Contractowner can also initiate additional 10-year periods of automatic step-ups.
You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse. These options are discussed below in detail.
If you purchased this rider, you are limited in how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements.
Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the Contractowner elects to step up the Guaranteed Amount (this does not include Automatic Annual Step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next Valuation Date after notice of the step-up is approved by us. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.
Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elected the benefit at the time you purchased the contract, the Guaranteed Amount equals your initial Purchase Payment. If you elected the benefit after we issued the contract, the Guaranteed Amount equals the Contract Value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option and $10 million for Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Guaranteed Amount by the amount of the Purchase Payment (not to exceed the maximum); for example, a $10,000 additional Purchase Payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero.
Each withdrawal reduces the Guaranteed Amount as discussed below.
Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional Purchase Payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.
Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step up to the Contract Value on each Benefit Year anniversary up to and including the tenth Benefit Year if:
a.	the Contractowner or joint owner is still living; and
b.	the Contract Value as of the Valuation Date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any Purchase Payments made on that date is greater than the Guaranteed Amount immediately preceding the Valuation Date.
After the tenth Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:
a.	each Contractowner and Annuitant is under age 81; and
b.	the Contractowner or joint owner is still living.
If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.
Following is an example of how the step-ups work in the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, (assuming no withdrawals or additional Purchase Payments):

	Contract Value	Guaranteed Amount
Initial Purchase Payment $50,000	$50,000	$50,000
1st Benefit Year anniversary	$54,000	$54,000
2nd Benefit Year anniversary	$53,900	$54,000
3rd Benefit Year anniversary	$57,000	$57,000
Annual step-ups, if the conditions are met, will continue until (and including) the tenth Benefit Year anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the eleventh Benefit Year anniversary.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the Contract Value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.
Under both the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up and the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up options, Contractowner elected step-ups (other than automatic step-ups) will be effective on the next Valuation Date after we receive your request and a new Benefit Year will begin. Purchase Payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.
A Contractowner elected step-up (including Contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the charge rate for this benefit. There is no change in the charge rate when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions – Rider Charges – Lincoln SmartSecurity® Advantage Charge.
Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.
On the effective date of the rider, the Maximum Annual Withdrawal amount is:
•	7% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option; and
•	5% of the Guaranteed Amount under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option.
If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional Purchase Payments. For example, if the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional Purchase Payment of $10,000 is made the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step up the Maximum Annual Withdrawal amount to the greater of:
a.	the Maximum Annual Withdrawal amount immediately prior to the step-up; or
b.	7% or 5% (depending on your option) of the new (stepped up) Guaranteed Amount.
If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:
1.	the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis; and
2.	the Maximum Annual Withdrawal amount will remain the same.
Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this Contract Value, and no other withdrawals are taken. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of Contract Value that exceed Purchase Payments are taxed as ordinary income. See Federal Tax Matters.
When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:
1.	The Guaranteed Amount is reduced to the lesser of:
•	the Contract Value immediately following the withdrawal; or
•	the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2.	The Maximum Annual Withdrawal amount will be the lesser of:
•	the Maximum Annual Withdrawal amount immediately prior to the withdrawal; or
•	the greater of:
•	7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
•	7% or 5% (depending on your option) of the Contract Value immediately following the withdrawal; or
•	the new Guaranteed Amount.
The following example of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 Excess Withdrawal caused a $32,000 reduction in the Guaranteed Amount.
Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)
After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650
The Guaranteed Amount was reduced to the lesser of the Contract Value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000 - $7,000 = $78,000).
The Maximum Annual Withdrawal amount was reduced to the lesser of:
1.	Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2.	The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the Contract Value following the withdrawal ($2,650); or
3.	The new Guaranteed Amount ($53,000).
The lesser of these three items is $2,650.
In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.
Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with those withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.
Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a Contract Year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.
Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single or joint life options and not the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (Contractowner) lifetime (single life option) or for the lifetimes of you (Contractowner) and your spouse (joint life option), as long as:
1.	No withdrawals are made before you (and your spouse if a joint life) are age 65; and
2.	An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.
If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.
If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:
1.	If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the Contract Value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or
2.	The Contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first Valuation Date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that Valuation Date. This will reduce your Maximum Annual Withdrawal amount. A Contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:
a.	the Contractowner (and spouse if applicable) is age 65;
b.	the contract is currently within a 10-year automatic step-up period described above (or else a Contractowner submits a step-up request to start a new 10-year automatic step-up period) (the Contractowner must be eligible to elect a step-up; i.e., all Contractowners and the Annuitant must be alive and under age 81); and
c.	you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.
As an example of these two situations, if you purchased the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or Contractowner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.
The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.
All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your Contract Value. If the contract is surrendered, the Contractowner will receive the Contract Value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.
If your Contract Value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.
Guaranteed Amount Annuity Payment Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payment Option is available.
The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the Contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE® Advantage, which are based on your Contract Value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your Contract Value is less than the Guaranteed Amount (and you don't believe the Contract Value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.
If the Contract Value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.
Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the Contractowners or Annuitant. In addition, Lincoln SmartSecurity® Advantage provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts – Death Benefit.
Upon the death of the single life under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed

Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider:
1.	the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount;
2.	whether it is important to have Maximum Annual Withdrawal amounts for life or only until the Guaranteed Amount is reduced to zero; and
3.	the cost of the single life option.
Upon the first death under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up – joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's Beneficiary elects to take the annuity Death Benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse Beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the Contract Value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10-year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for the single life option. In deciding whether to make this change, the surviving spouse should consider:
1.	if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease; and
2.	if the cost of the single life option is less than the cost of the joint life option.
If the surviving spouse of the deceased Contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option, will apply to the spouse as the new Contractowner. Under the Lincoln SmartSecurity® Advantage – 5 Year Elective Step-up option, the new Contractowner is eligible to elect to step up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new Contractowner must meet all conditions for a step-up.
If a non-spouse Beneficiary elects to receive the Death Benefit in installments over life expectancy (thereby keeping the contract in force), the Beneficiary may continue the Lincoln SmartSecurity® Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity® Advantage – 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the Contract Value declines below the Guaranteed Amount (as adjusted for withdrawals of Death Benefit payments), the Beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the Death Benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple Beneficiaries, each Beneficiary will be entitled to continue a share of the Lincoln SmartSecurity® Advantage equal to his or her share of the Death Benefit.
Impact of Divorce on Joint Life Option. In the event of a divorce, the Contractowner may change from a joint life option to a single life option (if available) (if the Contractowner is under age 81) at the current rider charge of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current Contract Value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.
After a divorce, the Contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the Contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.
Termination. After the later of the fifth Benefit Year anniversary of the effective date of the rider or the fifth Benefit Year anniversary of the most recent Contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity® Advantage will automatically terminate:
•	on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
•	upon the election of i4LIFE® Advantage;
•	if the Contractowner or Annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the Contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
•	upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
•	when the Maximum Annual Withdrawal or Contract Value is reduced to zero due to an Excess Withdrawal; or

•	upon termination of the underlying annuity contract.
The termination will not result in any increase in Contract Value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.
If you terminate the rider, you must wait one year before you can purchase any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Option. Contractowners with an active Lincoln SmartSecurity® Advantage rider who decide to terminate their rider and purchase i4LIFE® Advantage can use any remaining Guaranteed Amount to establish the Select Guaranteed Income Benefit under the i4LIFE® Advantage terms and charge in effect at the time of the i4LIFE® Advantage election (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is not available). Contractowners may consider this if i4LIFE® Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts, applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See Living Benefit Riders – i4LIFE® Advantage.
4LATER® Advantage (Managed Risk)
The 4LATER® Advantage (Managed Risk) rider is no longer available for purchase.
4LATER® Advantage (Managed Risk) is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of i4LIFE® Advantage. If you elect 4LATER® Advantage (Managed Risk), you must later elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in order to receive a benefit from 4LATER® Advantage (Managed Risk). You will be subject to certain Investment Requirements in which your Contract Value must be allocated among specified Subaccounts. See The Contracts – Investment Requirements.
Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at a later date. The Income Base is not available to you as a lump sum withdrawal or as a Death Benefit. The initial Income Base varies based on when you elect the rider. If you elected 4LATER® Advantage (Managed Risk) at the time you purchased the contract, the Income Base equals your initial Purchase Payment. If you elected the rider after you purchased the contract, the initial Income Base equals the Contract Value on the effective date of 4LATER® Advantage (Managed Risk). The maximum Income Base is $10 million. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.
Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments (not to exceed the maximum Income Base). For example, an additional Purchase Payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. If after the first Benefit Year cumulative additional Purchase Payments equal or exceed $100,000, the charge for 4LATER® Advantage (Managed Risk) will change to the then current charge in effect on the next Benefit Year anniversary. Additional Purchase Payments will not be allowed if the Contract Value decreases to zero for any reason, including market loss.
Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.
The following example demonstrates the impact of a withdrawal on the Income Base and the Contract Value. The Contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.
Prior to the withdrawal:
Contract Value = $112,000
Income Base = $125,500
After a withdrawal of $11,200, the Contract Value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion by which the withdrawal reduced the Contract Value ($11,200 ÷ $112,000)
Contract Value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 = $112,950)
In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the Contract Value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.
Automatic Annual Step-up. The Income Base will automatically step up to the Contract Value on each Benefit Year anniversary if:
a.	the Annuitant (single life option), or the Secondary Life (joint life option) are still living and under age 86; and
b.	the Contract Value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any Purchase Payments made on that date and Persistency Credits, if any, added on that date, is equal to or greater than the Income Base after the 5% Enhancement (if any).
The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.
5% Enhancement. On each Benefit Year anniversary, the Income Base, minus Purchase Payments received in the preceding Benefit Year, will be increased by 5% if:
a.	the Annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and
b.	if there were no withdrawals in the preceding Benefit Year; and
c.	the rider is within the Enhancement Period described below.
The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new Purchase Payment made after the initial Purchase Payment will be added immediately to the Income Base. However, any new Purchase Payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new Purchase Payments made within the first 90 days after the effective date of 4LATER® Advantage (Managed Risk) will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.
If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER® Advantage (Managed Risk) charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the Annuitant (single life option), or the Secondary Life (joint life option) must still be living and be under age 86.
Note: The 5% Enhancement is not available in any Benefit Year there is a withdrawal from Contract Value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next Benefit Year, the enhancement will not occur until the Benefit Year anniversary of that year.
The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):
Initial Purchase Payment = $100,000; Income Base = $100,000
Additional Purchase Payment on day 30 = $15,000; Income Base = $115,000
Additional Purchase Payment on day 95 = $10,000; Income Base = $125,000
On the first Benefit Year anniversary, the Income Base will not be less than $130,750 ($115,000 x 1.05 = $120,750 plus $10,000). The $10,000 Purchase Payment on day 95 is not eligible for the 5% Enhancement until the second Benefit Year anniversary.
As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10 million.
You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.
The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new Purchase Payments):
	Contract Value	Income Base with 5% Enhancement	Income Base	Potential for Charge to Change
Initial Purchase Payment $50,000	$50,000	N/A	$50,000	N/A
1st Benefit Year anniversary	$54,000	$52,500	$54,000	Yes
2nd Benefit Year anniversary	$53,900	$56,700	$56,700	No
3rd Benefit Year anniversary	$56,000	$59,535	$59,535	No
4th Benefit Year anniversary	$64,000	$62,512	$64,000	Yes
On the first Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the Contract Value of $54,000 since the increase in the Contract Value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the second Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the third Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700 = $2,835). On the fourth Benefit Year anniversary, the Automatic Annual Step-up to the Contract Value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10 million.
Death Prior to the Annuity Commencement Date. 4LATER® Advantage (Managed Risk) has no provision for a payout of the Income Base upon death of the Contractowners or Annuitant. In addition, 4LATER® Advantage (Managed Risk) provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER® Advantage (Managed Risk) does not impact the Death Benefit options available for purchase with your annuity contract. Generally all Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts – Death Benefit.
If the Contractowner is not also named as the Annuitant or the Secondary Life, upon the first death of the Annuitant or Secondary Life, the 4LATER® Advantage (Managed Risk) rider will continue. Upon the second death of either the Annuitant or Secondary Life, 4LATER® Advantage (Managed Risk) will terminate.
Upon the death of the Contractowner, the 4LATER® Advantage (Managed Risk) rider will continue only if either Annuitant or the Secondary Life becomes the new Contractowner and payments under i4LIFE® Advantage begin within one year after the death of the Contractowner.
Termination. After the fifth anniversary of the effective date of the 4LATER® Advantage (Managed Risk) rider, the Contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the Contractowner fails to adhere to the Investment Requirements. 4LATER® Advantage (Managed Risk) will automatically terminate:
•	on the Annuity Commencement Date; or
•	upon election of 4LATER® Select Advantage; or
•	if the Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral; or
•	upon the second death of either the Annuitant or Secondary Life; or
•	when the Income Base is reduced to zero due to withdrawals; or
•	the last day that you can elect i4LIFE® Advantage (age 99 for nonqualified contracts); or
•	upon termination of the underlying contract.
This termination will not result in any increase in Contract Value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can elect any Living Benefit Rider available for purchase at that time.
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) for Contractowners who transition from 4LATER® Advantage (Managed Risk). Contractowners with an active 4LATER® Advantage (Managed Risk) may purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) at the terms in effect when the Contractowner purchased 4LATER® Advantage (Managed Risk) rider. i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period), a Death Benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). See Living Benefit Riders - i4LIFE® Advantage Guaranteed Income Benefit for more information.
Once you elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), you can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). This decision must be made by the maximum age to elect i4LIFE® Advantage, which is age 95. Purchasers of 4LATER® Advantage (Managed Risk) who have waited until after the fifth Benefit Year anniversary may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) until age 99.
If you elect the 4LATER® Advantage (Managed Risk) joint life option, you must purchase i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) joint life option.
Contractowners who elect 4LATER® Advantage (Managed Risk) are guaranteed the ability in the future to elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER® Advantage (Managed Risk). The minimum length of the i4LIFE® Advantage Access Period will vary based upon when you purchased your 4LATER® Advantage (Managed Risk) rider and how long the rider was in effect before you decided to purchase i4LIFE® Advantage. These requirements are specifically listed in the i4LIFE® Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE® Advantage Regular Income Payments.
The Contractowner must elect the levelized option for Regular Income Payments. While i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is in effect, the Contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) when you are ready to immediately start receiving i4LIFE® Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) are treated as “amounts received as an annuity” under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an “exclusion ratio” as provided in section 72(b) of the Code, which means a portion of each Annuity Payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of Purchase Payments.
i4LIFE® Advantage
i4LIFE® Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional Annuity Payout rider you may purchase at an additional cost and is separate and distinct from other Annuity Payout options offered under your contract and described later in this prospectus. You may also purchase i4LIFE® Advantage Guaranteed Income Benefit for an additional charge. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is an Annuity Payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a Death Benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE® Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE® Advantage is different from other Annuity Payout options provided by Lincoln because with i4LIFE® Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. This option is available on nonqualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE® Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions – i4LIFE® Advantage Charge.
i4LIFE® Advantage is available for contracts with a Contract Value of at least $50,000 and may be elected at the time of application or at any time before any other Annuity Payout option under this contract is elected by sending a completed i4LIFE® Advantage election form to our Home Office. When you elect i4LIFE® Advantage, you must choose the Annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The Annuitant and Secondary Life may not be changed after i4LIFE® Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE® Advantage Death Benefits regarding the impact of a change to the Annuitant prior to the i4LIFE® Advantage election.
i4LIFE® Advantage for IRA contracts is only available if the Annuitant and Secondary Life, if applicable, are age 59½ or older at the time the rider is elected. i4LIFE® Advantage Guaranteed Income Benefit must be elected by age 80 on IRA contracts or age 95 on nonqualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional Purchase Payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional Purchase Payments may be made until the initial Guaranteed Income Benefit is calculated. Additional Purchase Payments will not be accepted after the Periodic Income Commencement Date for a nonqualified annuity contract.
If i4LIFE® Advantage is selected, the applicable transfer provisions among Subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE® Advantage begins, any automatic withdrawal service will terminate. See The Contracts – Transfers on or Before the Annuity Commencement Date.
When you elect i4LIFE® Advantage, the Death Benefit option that you previously elected will become the Death Benefit election under i4LIFE® Advantage, unless you elect a less expensive Death Benefit option. If you had previously elected EEB Death Benefit, you must elect a new Death Benefit. Existing Contractowners with the Account Value Death Benefit who elect i4LIFE® Advantage must choose the i4LIFE® Advantage Account Value Death Benefit. The amount paid under the new Death Benefit may be less than the amount that would have been paid under the Death Benefit provided before i4LIFE® Advantage began(if premium taxes have been deducted from the Contract Value). See The Contracts – i4LIFE® Advantage Death Benefits.
Access Period. At the time you elect i4LIFE® Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a Death Benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a Death Benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.
We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for nonqualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE® Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, you may extend or shorten the length of the Access Period subject to Home Office approval. Additional restrictions may apply if you are under age 59½ when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE® Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE® Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See Guaranteed Income Benefit with i4LIFE® Advantage.
Account Value. The initial Account Value is the Contract Value on the Valuation Date i4LIFE® Advantage is effective (or your initial Purchase Payment if i4LIFE® Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a Valuation Date will equal the total value of all of the Contractowner's Accumulation Units plus the Contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.
Regular Income Payments during the Access Period. i4LIFE® Advantage provides for variable, periodic Regular Income Payments for as long as an Annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE® Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the Annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE® Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the Assumed Investment Return (“AIR”). These choices will influence the amount of your Regular Income Payments.
If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from nonqualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the AIR. AIR rates of 3%, 4%, 5%, or 6% may be available. Certain states limit the availability of 5% or 6% AIR. See your registered representative for availability. The higher the AIR you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes to the Access Period can only be made on Periodic Income Commencement Date anniversaries.
Regular Income Payments are not subject to any applicable surrender charges or Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.
The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the Contract Value (or Purchase Payment if elected at contract issue), less applicable premium taxes by 1,000 and multiplying the result by an annuity factor. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life, if applicable;
•	the length of the Access Period selected;
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a Death Benefit of the entire Account Value will be paid to your Beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum Death Benefit of the full Account Value was payable. (The Contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or Death Benefit.

The Account Value will vary with the actual net investment return of the Subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable Valuation Date by 1,000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the AIR to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the AIR, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the AIR, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the AIR, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the AIR, the Regular Income Payment will decrease by approximately 3%.
Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be recalculated and could be increased or reduced, based on the Account Value following the withdrawal.
For a joint life option, if either the Annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the Annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE® Advantage (and any Guaranteed Income Benefit if applicable) will terminate.
Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the Annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, AIR and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last Valuation Date of the Access Period by 1,000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
•	the age and sex of the Annuitant and Secondary Life (if living);
•	the frequency of the Regular Income Payments;
•	the AIR selected; and
•	the Individual Annuity Mortality table specified in your contract.
The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of Annuity Units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the Annuity Unit value (by Subaccount). Subsequent Regular Income Payments are determined by multiplying the number of Annuity Units per Subaccount by the Annuity Unit value. Your Regular Income Payments will vary based on the value of your Annuity Units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the Annuity Units.
Regular Income Payments will continue for as long as the Annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the Subaccounts your Annuity Units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.
During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no Death Benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.
i4LIFE® Advantage Death Benefits
i4LIFE® Advantage Account Value Death Benefit. The i4LIFE® Advantage Account Value Death Benefit is available during the Access Period. This Death Benefit is equal to the Account Value as of the Valuation Date on which we approve the payment of the death claim. You may not change this Death Benefit once it is elected.
i4LIFE® Advantage Guarantee of Principal Death Benefit. The i4LIFE® Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
•	the Account Value as of the Valuation Date we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:

•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election.
In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Contract Value or Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
The following example demonstrates the impact of a proportionate withdrawal on your Death Benefit:
i4LIFE® Advantage Guarantee of Principal Death Benefit	$200,000
Regular Income Payment	$25,000
Account Value at the time of additional withdrawal	$150,000
Additional withdrawal	$15,000	($15,000/$150,000=10% withdrawal)

Death Benefit Value after Regular Income Payment = $200,000 - $25,000 = $175,000
Reduction in Death Benefit value for withdrawal = $175,000 x 10% = $17,500
Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
The Regular Income Payment reduced the Death Benefit by $25,000 and the additional withdrawal caused a 10% reduction in the Death Benefit, the same percentage that the withdrawal reduced the Account Value.
During the Access Period, contracts with the i4LIFE® Advantage Guarantee of Principal Death Benefit may elect to change to the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at our Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage Guarantee of Principal Death Benefit.
i4LIFE® Advantage EGMDB. The i4LIFE® Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
•	the Account Value as of the Valuation Date on which we approve the payment of the claim; or
•	the sum of all Purchase Payments, less the sum of Regular Income Payments and other withdrawals where:
•	Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the Death Benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
•	all other withdrawals, if any, reduce the Death Benefit in the same proportion that withdrawals reduce the Contract Value or Account Value.
References to Purchase Payments and withdrawals include Purchase Payments and withdrawals made prior to the election of i4LIFE® Advantage if your contract was in force with the Guarantee of Principal or greater Death Benefit option prior to that election; or
•	the highest Account Value or Contract Value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any Purchase Payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or Contract Value is increased by Purchase Payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or Contract Value is obtained. Regular Income Payments and withdrawals are deducted in the same proportion that Regular Income Payments and withdrawals reduce the Contract Value or Account Value.
If your contract has the ABESM Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement) specified in your contract benefit data pages as applicable on the date of death, this enhancement amount will be added to the sum of the Purchase Payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the Contract Value or Account Value, depending on the terms of your contract.
When determining the highest anniversary value, if you elected the EGMDB (or more expensive Death Benefit option) in the base contract and this Death Benefit was in effect when you purchased i4LIFE® Advantage, we will look at the Contract Value before i4LIFE® Advantage and the Account Value after the i4LIFE® Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the Death Benefit payable. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.
Contracts with the i4LIFE® Advantage EGMDB may elect to change to the i4LIFE® Advantage Guarantee of Principal or the i4LIFE® Advantage Account Value Death Benefit by contacting us in writing at the Home Office. We will effect the change in Death Benefit on the Valuation Date we receive the request, at our Home Office, and we will begin deducting the lower i4LIFE® Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE® Advantage EGMDB.
General Death Benefit Provisions. For all Death Benefit options, following the Access Period, there is no Death Benefit. The Death Benefits also terminate when the Account Value equals zero, because the Access Period terminates.
If there is a change in the Contractowner, joint owner or Annuitant during the life of the contract, for any reason other than death, the only Death Benefit payable for the new person will be the i4LIFE® Advantage Account Value Death Benefit. On a joint life option, the Secondary Life spouse must be either the primary Beneficiary or joint owner in order to receive the remaining payments after the first spouse’s death.
For nonqualified contracts, upon the death of the Contractowner, joint owner or Annuitant, the Contractowner (or Beneficiary) may elect to terminate the contract and receive full payment of the Death Benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.
If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE® Advantage will terminate. A spouse Beneficiary may start a new i4LIFE® Advantage program.
If a death occurs during the Access Period, the value of the Death Benefit will be determined as of the Valuation Date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:
1.	proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and
2.	written authorization for payment; and
3.	all required claim forms, fully completed (including selection of a settlement option).
Notwithstanding any provision of this contract to the contrary, the payment of Death Benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death Benefits may be taxable. See Federal Tax Matters.
Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved by us. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the Death Benefit over the Account Value will be credited into the contract at that time.
If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of Death Benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.
Accumulated Benefit Enhancement (ABESM) (Nonqualified contracts only). This benefit is no longer available. The ABESM Enhancement Amount was provided to eligible Contractowners of nonqualified i4LIFE® Advantage contracts only an ABESM Enhancement Amount, if requested at the time of application, at no additional charge, and if certain conditions were met.
Upon the death of any Contractowner, joint owner or Annuitant, the ABESM Enhancement Amount is payable in accordance with the terms of the i4LIFE® Advantage EGMDB Death Benefit.
The ABESM Enhancement Amount is equal to the excess of the prior contract’s documented Death Benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract’s Death Benefit equal to the lesser of:
•	140% of the prior contract’s cash value; or
•	the prior contract’s cash value plus $400,000.
In addition, if the actual cash surrender value we received was less than 95% of the documented cash value from the prior insurance company, the prior contract’s Death Benefit was reduced proportionately according to the reduction in cash value amounts.
Upon the death of any Contractowner or joint owner who was not a Contractowner on the effective date of the i4LIFE® Advantage EGMDB Death Benefit, the ABESM Enhancement Amount will be equal to zero (unless the change occurred because of the death of a Contractowner or joint owner). If any Contractowner or joint owner is changed due to a death and the new Contractowner or joint owner is age 76 or older when added to the contract, then the ABESM Enhancement Amount for this new Contractowner or joint owner will be equal to zero.

The ABESM Enhancement Amount will terminate on the Valuation Date the i4LIFE® Advantage EGMDB Death Benefit option of the contract is changed or terminated.
It is important to realize that even with the ABESM Enhancement Amount, your Death Benefit will in many cases be less than the Death Benefit from your prior company.
Guaranteed Income Benefit with i4LIFE® Advantage
A Guaranteed Income Benefit may be available for purchase when you elect i4LIFE® Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. There are two versions of i4LIFE®Advantage Guaranteed Income Benefit currently available for purchase (unless you are guaranteed the right to elect a prior version under the terms of another Living Benefit Rider) – i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk).
i4LIFE® Advantage Guaranteed Income Benefit is an optional feature that provides a Guaranteed Income Benefit and requires that you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to your version of i4LIFE® Advantage Guaranteed Income Benefit. You will be subject to those Investment Requirements for the entire time you own the rider. Failure to comply with the Investment Requirements will result in the termination of the rider. See i4LIFE® Advantage Guaranteed Income Benefit – Termination for more information.
As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased a Living Benefit Rider prior to electing i4LIFE® Advantage Guaranteed Income Benefit. Refer to the 4LATER® Advantage section of this prospectus for a discussion of the 4LATER® Guaranteed Income Benefit.
Additional Purchase Payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain Subaccounts. See the Contracts – Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned a Living Benefit Rider will determine which Investment Requirement option applies to you.
There is no guarantee that any version of i4LIFE® Advantage Guaranteed Income Benefit will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit Riders. However, a Contractowner with Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) (including Lincoln Lifetime IncomeSM Advantage 2.0), Lincoln Market Select® Advantage, 4LATER® Select Advantage or 4LATER® Advantage (Managed Risk) who decides to terminate that rider to purchase i4LIFE® Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in another rider. In certain states the total annual Guaranteed Income Benefit that would otherwise be payable may be subject to a maximum amount. Please refer to your contract or contact your registered representative for more information.
You may elect any available version of the Guaranteed Income Benefit when you elect i4LIFE® Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the Guaranteed Income Benefit at the time you purchase i4LIFE® Advantage by indicating that you do not want the i4LIFE® Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE® Advantage. If you intend to use the Guaranteed Amount or the Income Base from a previously elected Living Benefit Rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE® Advantage.
The i4LIFE® Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE® Advantage – General i4LIFE® Provisions for an example.
Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk) who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). Contractowners with Lincoln Market Select® Advantage, 4LATER® Select Advantage or Lincoln SmartSecurity® Advantage who wish to elect i4LIFE® Advantage Guaranteed Income Benefit must elect i4LIFE® Advantage Select Guaranteed Income Benefit. Please refer to your Living Benefit Rider regarding the availability of prior versions of Guaranteed Income Benefit.
Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The initial Guaranteed Income Benefit percentages applicable to new rider elections are determined in our sole discretion based on current economic factors including interest rates and equity market volatility. Generally, the percentage may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. This percentage structure is intended to help us provide the guarantees under the rider. The initial Guaranteed Income Benefit percentages for new rider elections may be higher or lower than prior percentages, but for existing Contractowners that have elected the rider, your Guaranteed Income Benefit percentages will not change as a result.

The initial Guaranteed Income Benefit percentages applicable to new rider elections are set forth in a supplement to this prospectus, called a Rate Sheet. The Rate Sheet indicates the Guaranteed Income Benefit percentage, its effective period, and the date by which your rider election form must be signed and dated for a contract to be issued with that rate. The percentages may change with each Rate Sheet and may be higher or lower than the percentages on the previous Rate Sheet. The percentages will not change more frequently than quarterly.
At least 10 days before the end of the indicated effective period, the Guaranteed Income Benefit percentages for the next effective period will be disclosed in a new Rate Sheet. In order to get the percentage indicated in a Rate Sheet, your rider election form must be signed and dated on or before the last day of the effective period noted in that Rate Sheet. For new Contractowners, current Rate Sheets will be included with the prospectus. For existing Contractowners, current Rate Sheets will be mailed to you with your quarterly statement. You can also obtain the most current Rate Sheet by contacting your registered representative or online at www.LincolnFinancial.com. Guaranteed Income Benefit percentages from previous effective periods are included in an appendix to this prospectus.
Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4). The following discussion applies to both Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) unless otherwise specified. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected. The current specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit under Guaranteed Income Benefit (Managed Risk) are outlined in the table below. The percentages and age-bands for Guaranteed Income Benefit (Managed Risk and version 4) elected during previous effective periods can be found in an Appendix to this prospectus. Guaranteed Income Benefit (version 4) is only available for purchase if you are guaranteed the right to elect a prior version under another Living Benefit Rider. (i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk and version 4) are not available to Lincoln SmartSecurity® Advantage purchasers.)
Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for:
i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) or 4LATER® Advantage (Managed Risk)
on or after May 20, 2013.
Single Life Option		Joint Life Option
Age	Percentage of Account Value or Income Base*	Age (younger of you and your spouse’s age)	Percentage of Account Value or Income Base*
Under age 40	2.50%	Under age 40	2.50%
40 – 54	3.00%	40 – 54	3.00%
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 69	4.00%
65 – 69	4.50%	70 – 74	4.50%
70 – 79	5.00%	75 – 79	5.00%
80+	5.50%	80+	5.50%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
Please note that Guaranteed Income Benefit percentages for prior effective periods are in an Appendix to this prospectus.

General Provisions. For all versions of the Guaranteed Income Benefit, if the amount of your i4LIFE® Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE® Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment). (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable Subaccounts and the fixed account proportionately, according to your investment allocations.
If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime

Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your Death Benefit. If your Account Value equals zero, no Death Benefit will be paid. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
The Contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For nonqualified contracts, the step-up will occur annually on the first Valuation Date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the Valuation Date of the first periodic income payment of each calendar year. The first step-up is the Valuation Date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.
The following example illustrates how the initial Guaranteed Income Benefit is calculated for a Contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The example assumes a 4% percentage was used to calculate the Guaranteed Income Benefit, and that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See Living Benefit Riders – i4LIFE® Advantage – Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.
8/1/2016 Amount of initial Regular Income Payment	$4,801
8/1/2016 Account Value at election of Guaranteed Income Benefit	$100,000
8/1/2016 Initial Guaranteed Income Benefit (4.0% x $100,000 Account Value)	$4,000
8/1/2017 Recalculated Regular Income Payment	$6,000
8/1/2017 Guaranteed Income Benefit after step-up (75% of $6,000)	$4,500
The Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.
The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in General Provisions above.
Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) was approved in your state, whichever occurred later (unless version 3 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of your Living Benefit Rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE® Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.
Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.
The next section describes certain guarantees in Living Benefit Riders relating to the election of the Guaranteed Income Benefit.
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk). Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) who wish to transition to i4LIFE® Advantage Guaranteed Income Benefit may elect i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above. If this decision is made, the Contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Lincoln Market Select® Advantage. Contractowners who purchase Lincoln Market Select® Advantage and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Market Select® Advantage.
If this decision is made, you can use the greater of the Income Base under Lincoln Market Select® Advantage reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE® Advantage Select Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage riders elected is set forth in a supplement to this prospectus called a Rate Sheet. See the Select Guaranteed Income Benefit sections above for more information about the Rate Sheet. The Guaranteed Income Benefit percentage applicable to Lincoln Market Select® Advantage riders elected during previous effective periods can be found in an Appendix to this prospectus.
4LATER® Select Advantage. Contractowners who elect 4LATER® Select Advantage and wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Select Guaranteed Income Benefit, even if it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased 4LATER® Select Advantage.
If this decision is made, you can use the greater of the Income Base under 4LATER® Select Advantage or the Account Value to establish the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
The Guaranteed Income Benefit percentages applicable to new 4LATER® Select Advantage rider elections are set forth in a supplement to this prospectus called a Rate Sheet. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet. The Guaranteed Income Benefit percentage applicable to 4LATER® Select Advantage riders elected during previous effective periods can be found in an Appendix to this prospectus.
Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage 2.0 who wish to transition to i4LIFE® Advantage Guaranteed Income Benefit are guaranteed the right, in the future, to elect i4LIFE® Advantage Guaranteed Income Benefit (version 4) even though it is no longer available for purchase. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. If this decision is made, the Contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider’s effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the Guaranteed Income Benefit at the terms in effect for the purchasers of this rider. The initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base) based on your age (or the age of the younger life under a joint life option) at the time the Guaranteed Income Benefit is elected.
Lincoln SmartSecurity® Advantage. Contractowners who purchased Lincoln SmartSecurity® Advantage may elect the i4LIFE® Advantage Select Guaranteed Income Benefit. At the time the initial Guaranteed Income Benefit is determined, the remaining Guaranteed Amount (if greater than the Account Value), will be used to calculate the Guaranteed Income Benefit. The initial Guaranteed Income

Benefit will be equal to the applicable percentage based on the age of the younger of the Contractowner and the Secondary Life (joint life), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount (if greater than the Account Value).
The Guaranteed Income Benefit percentage applicable to Contractowners who transition from Lincoln SmartSecurity® Advantage to Select Guaranteed Income Benefit are set forth in a supplement to this prospectus, called a Rate Sheet. Lincoln SmartSecurity® Advantage purchasers use the date of the i4LIFE® Advantage Select Guaranteed Income Benefit election to determine the percentage applicable to their contracts. See the Select Guaranteed Income Benefit section above for more information about the Rate Sheet.
4LATER® Advantage (Managed Risk). Contractowners who elected 4LATER® Advantage (Managed Risk) must transition to i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) in accordance with the same terms set out above for i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk). When this decision is made, the Contractowner can use the greater of the Income Base under 4LATER® Advantage (Managed Risk) or the Account Value to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) apply.
Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the Contract Value at the time the initial i4LIFE® Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the Contract Value, if the Guaranteed Amount is greater than the Contract Value. See the Lincoln Lifetime IncomeSM Advantage – i4LIFE® Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.
Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to transition the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit.
The following is an example of how the Guaranteed Amount or the Income Base from another Living Benefit Rider may be used to calculate the i4LIFE® Advantage Guaranteed Income Benefit. The example assumes that a 4.5% Guaranteed Income Benefit percentage is used to calculate the initial Guaranteed Income Benefit.
Account Value (equals Contract Value on date i4LIFE® Advantage Guaranteed Income Benefit is elected)	$100,000
Guaranteed Amount/Income Base on date i4LIFE® Advantage Guaranteed Income Benefit is elected	$140,000
Initial Regular Income Payment	$5,411
Initial Guaranteed Income Benefit (4.5% x $140,000 Guaranteed Amount/Income Base which is greater than $100,000 Account Value)	$6,300
Impacts to i4LIFE® Advantage Regular Income Payments. When you select the i4LIFE® Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
•	A 3% AIR will be used to calculate the Regular Income Payment under Select Guaranteed Income Benefit; a 4% AIR will be used to calculate the Regular Income Payments under all other versions of Guaranteed Income Benefit;
•	The minimum Access Period required for Guaranteed Income Benefit (version 4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). The minimum Access Period required for i4LIFE® Advantage Select Guaranteed Income Benefit and i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) is the longer of 20 years or the difference between your age (nearest birthday) and age 90. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements may apply if you use the greater of the Account Value or Income Base (less amounts paid since the last automatic step-up) under Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER® Advantage (Managed Risk) to calculate the Guaranteed Income Benefit as set forth below:

Minimum Access Period
	Elections of i4LIFE® Advantage prior to the 5th Benefit Year anniversary	Elections of i4LIFE® Advantage on and after the 5th Benefit Year anniversary
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012	Longer of 20 years or the difference between your age and age 100	Longer of 20 years or the difference between your age and age 95
Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Purchasers of 4LATER® Advantage (Managed Risk) Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012	Longer of 20 years or the difference between your age and age 90	Longer of 15 years or the difference between your age and age 85

•	The maximum Access Period available is to age 115 for nonqualified contracts; to age 100 for qualified contracts.
If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of the Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE® Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE® Advantage Guaranteed Income Benefit does not apply to Select Guaranteed Income Benefit, Guaranteed Income Benefit (Managed Risk) or Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, i4LIFE® Advantage Guaranteed Income Benefit will terminate. Refer to the example in the 4LATER® Guaranteed Income Benefit section of this prospectus.
The i4LIFE® Advantage Guaranteed Income Benefit will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
•	upon written notice from the Contractowner to us; or
•	assignment of the contract; or
•	failure to comply with Investment Requirements.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE® Advantage Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified. However, if you used the greater of the Account Value or Income Base under a previously held Living Benefit Rider to establish the Guaranteed Income Benefit, any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE® Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE® Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE® Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE® Advantage Regular Income Payment will be recalculated. The i4LIFE® Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.
Availability. The Guaranteed Income Benefit is available with nonqualified and qualified (IRAs and Roth IRAs) contracts. Select Guaranteed Income Benefit and Guaranteed Income Benefit (Managed Risk) are the only versions of the Guaranteed Income Benefit currently available for election unless you are guaranteed the right to elect a prior version under the terms of your Living Benefit Rider. The Contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.
Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be recalculated. The Guaranteed Income Benefit is reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

i4LIFE® Regular Income Payment before additional withdrawal	$1,200
Guaranteed Income Benefit before additional withdrawal	$900
Account Value at time of additional withdrawal	$150,000
Additional withdrawal	$15,000	(a 10% withdrawal)

Reduction in Guaranteed Income Benefit for additional withdrawal = $900 x 10% = $90
Guaranteed Income Benefit after additional withdrawal = $900 - $90 = $810
Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.
Termination. You may terminate i4LIFE® Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next Valuation Date after we receive the notice.
For IRA annuity contracts, upon termination, the i4LIFE® Advantage charge will end and the Separate Account Annual Expenses for the Death Benefit you have elected will resume. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
For nonqualified contracts, your i4LIFE® Advantage Death Benefit will terminate, and the Account Value Death Benefit will be in effect. The i4LIFE® Advantage charge will end, and the charge for the Account Value Death Benefit will begin. All earnings in the contract will be subject to income taxation in the year of the termination. A termination will be treated as a surrender for income tax purposes. If you choose to keep your underlying contract in force, this transaction will be treated as a repurchase for purposes of calculating future income taxes. Your Contract Value upon termination will be equal to the Account Value on the Valuation Date we terminate i4LIFE® Advantage.
4LATER® Advantage
The 4LATER® Advantage rider is no longer available for purchase.
4LATER® Advantage (or “4LATER®”) is a rider that protects against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elected 4LATER® Advantage, you must elect i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit to receive a benefit from 4LATER® Advantage. Election of this rider may limit how much you can invest in certain Subaccounts. See The Contracts – Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER® Advantage charge.
4LATER® Advantage Before Payouts Begin
The following discussion applies to 4LATER® Advantage during the accumulation phase of your annuity, referred to as 4LATER®. This is prior to the time any payouts begin under i4LIFE® Advantage with the 4LATER® Guaranteed Income Benefit.
Income Base. The Income Base is a value established when you purchased a 4LATER® and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a Death Benefit. If you elected 4LATER® at the time you purchase the contract, the Income Base initially equals the Purchase Payments. If you elected 4LATER® after we issue the contract, the Income Base will initially equal the Contract Value on the 4LATER® effective date. Additional Purchase Payments automatically increase the Income Base by the amount of the Purchase Payments . After the first anniversary of the rider effective date, once cumulative additional Purchase Payments exceed $100,000, additional Purchase Payments will be limited to $50,000 per Benefit Year without Home Office approval. Additional Purchase Payments will not be allowed if the Contract Value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional Purchase Payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current Contract Value if your Contract Value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE® Advantage and establish the 4LATER® Guaranteed Income Benefit, the Income Base (if higher than the Contract Value) is used in the 4LATER® Advantage Guaranteed Income Benefit calculation.
Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER® Effective Date, or on the date of any reset of the Income Base to the Contract Value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for Purchase Payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current Contract Value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.
Future Income Base. 4LATER® provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE® Advantage is elected, you terminate 4LATER® or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER® charge will then be assessed on this newly adjusted Income Base, but the charge rate will not change.
Any Purchase Payment made after the 4LATER® Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the Purchase Payment, plus 15% of that Purchase Payment.
Example:
Initial Purchase Payment	$100,000
Purchase Payment 60 days later	$10,000
Income Base	$110,000
Future Income Base (during the 1st Waiting Period)	$126,500	($110,000 x 115%)
Income Base (after 1st Waiting Period)	$126,500
New Future Income Base (during 2nd Waiting Period)	$145,475	($126,500 x 115%)
Any Purchase Payments made after the 4LATER® Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the Purchase Payment plus 15% of that Purchase Payment proportionately for the number of full years remaining in the current Waiting Period.
Example:
Income Base	$100,000
Purchase Payment in Year 2	$10,000
New Income Base	$110,000
Future Income Base (during 1st Waiting Period-Year 2)	$125,500	($100,000 x 115%) +
		($10,000 x 100%) +
		($10,000 x 15% x 1/3)
Income Base (after 1st Waiting Period)	$125,500
New Future Income Base (during 2nd Waiting Period)	$144,325	(125,500 x 115%)
Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
During any subsequent Waiting Periods, if you elect to reset the Income Base to the Contract Value, the Future Income Base will equal 115% of the Contract Value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current Contract Value below.
In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the Contractowner to establish a 4LATER® Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.
Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER® Effective Date. The Maximum Income Base will be increased by 200% of any additional Purchase Payments. In all circumstances, the Maximum Income Base can never exceed $10 million. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit Riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the Annuitant.
After a reset to the current Contract Value, the Maximum Income Base will equal 200% of the Contract Value on the Valuation Date of the reset not to exceed $10 million.
Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the Contract Value on the Valuation Date of the withdrawal.
Example:

Income Base	$100,000	Maximum Income Base	$200,000
Purchase Payment in Year 2	$ 10,000	Increase to Maximum Income Base	$ 20,000
New Income Base	$110,000	New Maximum Income Base	$220,000
Future Income Base after Purchase Payment	$125,500	Maximum Income Base	$220,000
Income Base (after 1st Waiting Period)	$125,500
Future Income Base (during 2nd Waiting Period)	$144,325	Maximum Income Base	$220,000
Contract Value in Year 4	$112,000
Withdrawal of 10%	$ 11,200
After Withdrawal (10% adjustment)
Contract Value	$100,800
Income Base	$112,950
Future Income Base	$129,892	Maximum Income Base	$198,000
Resets of the Income Base to the current Contract Value (“Resets”). You may elect to reset the Income Base to the current Contract Value at any time after the initial Waiting Period following: (a) the 4LATER® Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10 million and the Annuitant must be under age 81. You might consider resetting the Income Base if your Contract Value has increased above the Income Base (including the 15% automatic enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the Contract Value, the 15% automatic enhancement will not apply until the end of the next Waiting Period.
This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the Contract Value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the Contract Value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE® Advantage, the Annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the Contract Value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.
At the time of the reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next Valuation Date after notice of the reset is approved by us.
We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER® Effective Date and starting with each anniversary of the 4LATER® Effective Date after that. If the Contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.
Eligibility. To have purchased 4LATER® Advantage, the Annuitant must have been age 80 or younger. If you plan to elect i4LIFE® Advantage within three years of the issue date of 4LATER® Advantage, you will not receive the benefit of the Future Income Base. i4LIFE® Advantage with 4LATER® Guaranteed Income Benefit must be elected by age 85 for qualified contracts or age 99 for nonqualified contracts.
4LATER® Rider Effective Date. If 4LATER® was elected at contract issue, then it became effective on the contract's effective date. If 4LATER® was elected after the contract was issued, then it became effective on the next Valuation Date following approval by us.
4LATER® Guaranteed Income Benefit
When you are ready to elect i4LIFE® Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER® or the Contract Value will be used to calculate the 4LATER® Guaranteed Income Benefit. The 4LATER® Guaranteed Income Benefit is a minimum payout floor for your i4LIFE® Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER® Guaranteed Income Benefit charge.
The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or Contract Value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1,000 and multiplying the result by the rate per $1,000 from the Guaranteed Income Benefit Table in your 4LATER® rider. If the Contract Value is used to establish the 4LATER® Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE® Advantage Regular Income Payment (which is also based on the Contract Value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the Contract Value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE® Advantage Regular Income Payment.

If the amount of your i4LIFE® Advantage Regular Income Payment (which is based on your i4LIFE® Advantage Account Value) has fallen below the 4LATER® Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER® Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER® Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE® Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER® Guaranteed Income Benefit, we will reduce your i4LIFE® Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER® Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the Subaccounts and the fixed account proportionately according to your investment allocations.
The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE® Account Value:
i4LIFE® Account Value before market decline	$135,000
i4LIFE® Account Value after market decline	$100,000
Guaranteed Income Benefit	$810
Regular Income Payment after market decline	$769
Account Value after market decline and Guaranteed Income Benefit payment	$99,190
If your Account Value reaches zero as a result of withdrawals to provide the 4LATER® Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER® Guaranteed Income Benefit.
When your Account Value reaches zero, your i4LIFE® Advantage Access Period will end and the i4LIFE® Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER® Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your Death Benefit. See i4LIFE® Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER® Guaranteed Income Benefit for as long as the Annuitant (or the Secondary Life, if applicable) is living (i.e., the i4LIFE® Advantage Lifetime Income Period). If your Account Value equals zero, no Death Benefit will be paid.
If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER® Guaranteed Income Benefit, the 4LATER® Guaranteed Income Benefit will never come into effect.
The 4LATER® Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER® Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the Contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you.
Additional Purchase Payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER® Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your registered representative.
Impacts to i4LIFE® Advantage Regular Income Payments. At the time you elect i4LIFE® Advantage, you also select the Access Period. See i4LIFE® Advantage – Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE® Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER® Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER® Advantage, subject to the terms in your rider. (Note: i4LIFE® Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)
If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER® Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER® Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER® rider will terminate.
When you make your 4LATER® Guaranteed Income Benefit and i4LIFE® Advantage elections, you must also choose an AIR of 4% to calculate your i4LIFE® Advantage Regular Income Payments. Once you have elected 4LATER®, the AIR rate will not change.
The following is an example of what happens when you extend the Access Period:
Assume:
i4LIFE® Advantage remaining Access Period = 10 years
Current i4LIFE® Advantage Regular Income Payment = $6,375
Current 4LATER® Guaranteed Income Benefit = $5,692

Extend Access Period 5 years:
i4LIFE® Advantage Regular Income Payment after extension = $5,355
Percentage change in i4LIFE® Advantage Regular Income Payment = $5,355 ÷ $6,375 = 84%
New 4LATER® Guaranteed Income Benefit = $5,692 x 84% = $4,781
Termination. After the later of the third anniversary of the 4LATER® rider Effective Date or the most recent Reset, the 4LATER® rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER® will automatically terminate upon any of the following events:
•	termination of the contract to which the 4LATER® rider is attached;
•	the change of or the death of the Annuitant (except if the surviving spouse assumes ownership of the contract and the role of the Annuitant upon death of the Contractowner); or
•	the change of Contractowner (except if the surviving spouse assumes ownership of the contract and the role of Annuitant upon the death of the Contractowner), including the assignment of the contract; or
•	the last day that you can elect i4LIFE® Advantage (age 85 for qualified contracts and age 99 for nonqualified contracts).
After the Periodic Income Commencement Date, the 4LATER® rider will terminate due to any of the following events:
•	the death of the Annuitant (or the later of the death of the Annuitant or Secondary Life if a joint payout was elected); or
•	a Contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.
A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the Contractowner will be effective as of the Valuation Date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER® Guaranteed Income Benefit and not the i4LIFE® Advantage election, unless otherwise specified.
If you terminate 4LATER® prior to the Periodic Income Commencement Date, you must wait one year before you can elect another Living Benefit Rider. If you terminate the 4LATER® rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect any available version of the Guaranteed Income Benefit after one year. The Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.
Lincoln Long-Term CareSM Advantage
The Lincoln Long-Term CareSM Advantage Rider (the “LTC Rider”) provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your Purchase Payments plus an additional amount equal to two times your Purchase Payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC Rider provides monthly benefit payments (“Long-Term Care Benefits” or “LTC Benefits”) in the event: (1) you are “Chronically Ill,” which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider (“Long-Term Care Services”). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.
If you purchase the LTC Rider, you may not make any additional Purchase Payments more than 90 days from the contract date. Accordingly, you should plan on making enough Purchase Payments to fund your anticipated needs under the contract during the first 90 days. Even then, the LTC Rider may not cover all of the long-term care expenses incurred by you during the period of coverage. On the other hand, you may never need long-term care services or, even if you do, you may never qualify to receive any of the benefits provided under this LTC Rider even though you have paid a charge(s) for the LTC Rider. Accordingly, we strongly advise you to review carefully all contract and rider limitations. The risks associated with the LTC Rider are outlined below.
The LTC Rider, if purchased, must be elected at the time you purchase your contract and may not be added to existing contracts. While the LTC Rider is in force, you may not purchase any of the other Living Benefit Riders that we offer. By purchasing the LTC Rider, you will be limited in how you may invest and must adhere to Investment Requirements. See The Contracts – Investment Requirements. There is no guarantee that the LTC Rider will be available in the future, as we reserve the right to discontinue the benefit at any time. In addition, we may make different versions of the LTC Rider available.
The features and charges for this rider and also the terms and definitions will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative. Your rider will contain the specific provisions applicable to you.
Why would I want to purchase the LTC Rider? Some of the reasons why you may consider purchasing the LTC Rider are:
•	you would like to pay for Long-Term Care Services by withdrawing your Contract Value on a tax-free basis and without any surrender charges;
•	for the potential of receiving, in addition to your Contract Value, up to two times your Purchase Payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;

•	for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
•	for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
•	you want long-term care insurance, but want to retain the ability to access your Contract Value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
•	you want long-term care insurance, but at the same time you want to retain the ability to have a Death Benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the Death Benefit).
Are there ways I can pay long-term care expenses under the contract other than by purchasing the LTC Rider?
•	You can always access your Contract Value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains, if any, are deemed to be withdrawn first), and if taken before age 59½, penalty taxes. Such withdrawals also would be limited to your Contract Value, which may decrease. Withdrawals may be taken to cover long-term care expenses for yourself or anyone else. LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of Contract Value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.
•	You can also access your Contract Value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.
•	We offer other Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed Contract Value, but it may take you 20 years or more to receive them. In addition, these other Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under other Living Benefit Riders. In any case, you will be unable to purchase any other Living Benefit Rider that we may offer if you purchase the LTC Rider. See The Contracts – Living Benefit Riders.
•	You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.
How do I qualify for LTC Benefits? If, after the first Contract Year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. You should understand that although you may begin receiving LTC Benefits at any time after the first Contract Year, the LTC Rider was designed optimally for LTC Benefits to be paid on or after the fifth contract anniversary.
Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need (“Plan of Care”). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the “deductible period”). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.
How do LTC Benefits impact my Contract Value? LTC Benefits may be paid out of your Contract Value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own Contract Value on a tax-free basis until you either receive your Purchase Payments or your entire Contract Value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your Contract Value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. See LTC Fixed Account.

Are the LTC Benefit payments tax-free? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.
What are the LTC Benefits? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The initial Extension Benefit is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional Purchase Payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the Contract Value exceeds the LTC Guaranteed Amount, called “Excess Withdrawals.” The Extension Benefit is also reduced by Excess Withdrawals.
•	Acceleration Benefit: The first payments we will make under the LTC Rider will be Acceleration Benefits, which are paid out of your Contract Value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account. In some states the Acceleration Benefit is referred to as the Accumulation Long-Term Care Benefit.
•	Extension Benefit: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your Contract Value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the initial Acceleration Benefit. The Extension Benefit is not affected by investment results.
•	Growth Benefit: If you are interested in potentially being able to “lock in” any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account in which you are invested through automatic step-ups. Automatic step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your Contract Value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that reduce your LTC Benefits. Conforming and Excess Withdrawals are described below in more detail. Once you begin receiving LTC Benefits and Contract Value is moved to the LTC Fixed Account, the Contract Value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your Contract Value; however, if your Contract Value is reduced to zero due to withdrawals and/or adverse investment experience of the Subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.
When are LTC Benefits paid? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum. See Maximum Monthly Level Benefit. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request up to 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See Determining LTC Benefits – Maximum Monthly Level Benefit and Maximum Monthly Growth Benefit for a more detailed description.
The Acceleration Benefit will be paid monthly over a period of time known as the “Acceleration Benefit Duration.” The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early Contract Years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the “Extension Benefit Duration.” The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (i.e., 7 years), so it would take you 84 months to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the fifth contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (i.e., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. If you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary or after, you will maximize the monthly LTC Benefit payment available to you. For example, if you wait to request to begin receiving LTC Benefit payments until the fifth contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).
How do withdrawals affect my LTC Benefits? The LTC Rider may permit limited withdrawals of Contract Value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your Contract Value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as “Conforming Withdrawals.” However, the amount of withdrawals that exceed 5% of any excess of the Contract Value over the LTC Guaranteed Amount will be an “Excess Withdrawal.” This means if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal.
Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value. Excess Withdrawals may result in significant reductions of benefits under the LTC Rider and/or its termination. Accordingly, if you think that you may need to access your Contract Value through withdrawals, the LTC Rider may not be a good investment for you.
To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your Contract Value has grown above your Purchase Payments. However, accessing more than modest amounts (i.e., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. If you elect the Growth Benefit option, on the other hand, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the Contract Value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your Contract Value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.
If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected. See the Withdrawals section later in this discussion.
Are there any restrictions on how I invest my money if I purchase the LTC Rider? By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements as described in this prospectus. The Subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in Subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move Contract Value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.
What are the charges for the LTC Rider? While the LTC Rider is in effect, there is a charge that is deducted from the Contract Value on a quarterly basis (the “LTC Charge”). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual charge rates and may change at any time, subject to state regulatory approval. For more information, please see Expense Tables and Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charges.
Will I pay a surrender charge on LTC Benefit payments? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

Can I add the LTC Rider to an existing contract? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. The availability and certain options and features of the LTC Rider will depend upon your state’s approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.
What if I decide to terminate the LTC Rider? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the “Contingent Nonforfeiture Benefit,” provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit if elected. You may also choose to add an enhanced nonforfeiture benefit, called the “Optional Nonforfeiture Benefit,” for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month’s maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider’s termination. Termination of the LTC Rider does not automatically terminate the underlying contract.
What are the risks associated with the LTC Rider? Some of the principal risks associated with the LTC Rider are:
•	You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
•	Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,666 per month without the Growth Benefit, assuming you wait until after the fifth contract anniversary to receive LTC Benefits.
•	You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, do not increase the amount paid on your death.
•	Your ability to withdraw Contract Value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your Contract Value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your Contract Value over the LTC Guaranteed Amount annually without reducing your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
•	You must wait at least one year before you can take LTC Benefit payments.
•	If you take LTC Benefit payments before the fifth contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the fifth contract anniversary.
•	Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
•	Your variable Subaccount investments will be restricted to certain Subaccounts and in certain percentages if you purchase the LTC Rider; the Subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in Subaccounts with more aggressive investment objectives.
•	If you begin taking LTC Benefit payments, your Contract Value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims-paying ability of Lincoln Life, and will not participate in any market performance.
•	If you purchase the LTC Rider, you may not purchase any of the other Living Benefit Riders that we offer.
•	The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge rates are not subject to a maximum, and may increase significantly (subject to state approval).
•	LTC Benefit payments may reduce your Death Benefit by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value.
Eligibility to Purchase the LTC Rider
Eligibility Requirements. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:
•	The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
•	LTC Benefits are payable to the person insured under the LTC Rider (the “Covered Life”). The Covered Life must be the Contractowner and the Annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the Annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
•	The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson’s Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer’s/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
•	You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.
Issuance Procedures. We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.
Required Signature. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. Failure to sign and return a signed copy of the contract amendment within 45 days of the contract date will result in an automatic termination of the LTC Rider. If the LTC Rider is terminated for failure to return the contract amendment, you will not be able to terminate the contract without penalty (because the free look period will have expired).
Limitations on Purchase Payments. The LTC Benefits will be calculated based upon the dollar amount of Purchase Payments made into the contract in the first 90 days after the contract date. No Purchase Payments may be made into the contract after 90 days from the contract date. The minimum Purchase Payment amount under a contract if you purchase the LTC Rider is $50,000 ($75,000 in South Dakota), and the maximum amount of cumulative Purchase Payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.
Limitations on Purchasing Other Riders. You may not purchase any other Living Benefit Rider otherwise available with your contract or any other living benefits that we may offer in the future while you own the LTC Rider.
Investment Restrictions. By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You must allocate all of your Purchase Payments and Contract Value at all times in accordance with Investment Requirements. For details about these limitations, see The Contracts – Investment Requirements.
Eligibility to Receive LTC Benefit Payments
Establishing Initial Eligibility for LTC Benefits
You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first Contract Year. (Although we refer to the first contract anniversary throughout this discussion, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

Step 1:	You must first notify us by phone at 800-487-1485, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.
Step 2:	Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.
Step 3:	You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.
Step 4:	We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.

Step 5:	You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.
Step 6:	You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section.
Written Assessment. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living (“ADLs”) for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment. Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
•	Comparable to (and includes) Alzheimer’s disease and similar forms of irreversible dementia; and
•	Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.
The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. You will be responsible for the cost of obtaining the initial and any subsequent assessments.
A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

The six Activities of Daily Living are:
1.	Bathing – the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2.	Continence – the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3.	Dressing – the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4.	Eating – the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5.	Toileting – the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6.	Transferring – the ability to move oneself into or out of a bed, chair or wheelchair.
Plan of Care. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. You will be responsible for the cost of obtaining the required Plan of Care. In order to receive LTC Benefits under the LTC Rider, you must follow the Plan of Care.
Exclusions and Limitations. The following are not Long-Term Care Services under the LTC Rider:
•	alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
•	care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer’s Disease or similar forms of irreversible dementia
•	treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury
•	treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
•	services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
•	services or care provided to you outside the United States
•	all care and support services that are provided by immediate members of your family, whether paid or unpaid.
Deductible Period. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC

Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.
Requesting LTC Benefits. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this section for a discussion of the limits on the dollar amount of LTC Benefit payments.
Please Note: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount. See General Provisions – Federal Taxation.
Denial of LTC Benefits. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state in which the LTC Rider is issued) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.
Establishing Continued Eligibility for LTC Benefits
Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:
Every Three Months:	You must submit a new Request for Benefits form, which must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three-month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above. LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you. If we do not receive a Request for Benefits form within 90 days after the three-month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 800-487-1485.
Every Year:	At least once every 12 months after we have established your initial benefit eligibility, a Licensed Health Care Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 800-487-1485.
Revocation of Eligibility for LTC Benefits. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed. We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.
Verification of Continued Eligibility
At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:
•	review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
•	a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
•	requiring proof that you have received the prescribed care or support services.
If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.
Overpayment of LTC Benefits
If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within 60 days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or Death Benefit proceeds.
Determining LTC Benefits
General Summary of LTC Benefits
Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.
Choices Under the LTC Rider. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.
•	You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial Purchase Payment and of any subsequent Purchase Payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.
•	You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.
•	You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the third contract anniversary.
•	Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described earlier in this discussion (Eligibility for LTC Benefits), you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for LTC Services.
Roadmap of Important LTC Concepts. There are certain important features of the LTC Rider you need to understand. The following section summarizes these features.
As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit – the Growth Benefit – that is available for an additional charge. The Acceleration and Growth Benefits are calculated based on the LTC Guaranteed Amount. The Extension Benefit at issue of the LTC Rider is calculated based on the initial Acceleration Benefit and will be double the dollar amount of the Acceleration Benefit. The LTC Guaranteed Amount is also important as it affects the charges you pay for the LTC Rider. See “LTC Charges” for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a Death Benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.

Acceleration Benefit
•	First payments made under the LTC Rider
•	Deducted from your Contract Value
•	Equals your initial Purchase Payment and any subsequent Purchase Payments made in the first 90 days
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the LTC Guaranteed Amount and Acceleration Benefit
•	If the Contract Value is reduced to zero, benefits are paid by us from our general account
•	Not affected by investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge
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Extension Benefit
•	Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
•	Paid by us from our general account
•	Equals double the Acceleration Benefit as of the 90th day after the contract date
•	Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits-Maximum Monthly Level Benefit section)
•	Payments reduce the Extension Benefit
•	Not affected by investment results
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Growth Benefit
•	May be purchased for an additional cost
•	Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the Subaccounts and any fixed account
•	Payments made in addition to Acceleration Benefit and Extension Benefit payments
•	Deducted from your Contract Value
•	Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
•	Payments reduce the LTC Guaranteed Amount and Growth Benefit
•	If the Contract Value is reduced to zero, LTC benefits are paid by us from our general account
•	Each annual step-up is not affected by subsequent investment results
•	No surrender charges, although LTC Benefit payments will be applied against the contract’s free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge
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Withdrawals
•	Permitted any time in addition to LTC Benefit payments
•	Will not decrease LTC Benefits (but will reduce Contract Value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the Contract Value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
•	The amount of any withdrawal that exceeds 5% of the excess amount of the Contract Value over the LTC Guaranteed Amount will be an Excess Withdrawal (i.e., if the LTC Guaranteed Amount is greater than or equal to the Contract Value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
•	If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
•	Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the Contract Value

Withdrawals
•	Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your Contract Value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)
Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.
Acceleration Benefit Payments
Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your Contract Value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See LTC Fixed Account for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See Determining LTC Benefits – Maximum Monthly Level Benefit below for a detailed description. The Acceleration Benefit is first paid from the Contract Value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
Acceleration Benefit Duration = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (i.e., 2 years).

Acceleration Benefit = the initial Purchase Payment, plus each subsequent Purchase Payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this discussion), less Acceleration Benefit payments. If you have not elected the Growth Benefit, the LTC Guaranteed Amount equals the Acceleration Benefit.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Acceleration Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
We promise that if your Contract Value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this prospectus. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims-paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and Contract Value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your Contract Value. See Withdrawals for more information on Excess Withdrawals.
Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.
Extension Benefit Payments
Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See “Determining LTC Benefits – Maximum Monthly Level Benefit” below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your Contract Value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this prospectus. The Extension Benefit is not available as a lump sum withdrawal or as a Death Benefit.
Extension Benefit Duration = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the fifth contract anniversary, the minimum Extension Benefit Duration will be 48 months (i.e., 4 years).

Extension Benefit = twice the initial Acceleration Benefit (Purchase Payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this discussion), less Extension Benefit payments.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Extension Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.

Example: The following example shows the calculation of the LTC Guaranteed Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent Purchase Payment is made prior to the 90th day after the contract date.
Initial Purchase Payment January 1 (contract date equals January 1):	$100,000
Contract Value January 1:	$100,000
LTC Guaranteed Amount January 1 (equals initial Purchase Payment):	$100,000
Acceleration Benefit January 1 (equals LTC Guaranteed Amount):	$100,000
Extension Benefit January 1 (2 x $100,000 Acceleration Benefit):	$200,000
Contract Value February 1 prior to subsequent Purchase Payment:	$110,000
Subsequent Purchase Payment received February 1:	$100,000
LTC Guaranteed Amount after subsequent Purchase Payment
($100,000 LTC Guaranteed Amount + $100,000 subsequent Purchase Payment made within 90 days of contract date):	$200,000
Acceleration Benefit after subsequent Purchase Payment:	$200,000
Extension Benefit after subsequent Purchase Payment
(2 x $200,000 Acceleration Benefit):	$400,000
Contract Value after additional Purchase Payment:	$210,000
Maximum Monthly Level Benefit
The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the fifth contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to fifth contract anniversary. If you receive LTC Benefit payments prior to the fifth contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.
Maximum Monthly Level Benefit = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the fifth contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).
Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the Contract Value. See Withdrawals. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.
IMPORTANT NOTE:
We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. After the fifth contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (which means you will have a shorter period of time to access the money we pay from our general account during the Extension Benefit period). This discussion assumes that you do not begin taking LTC Benefit payments until after the fifth contract anniversary. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See “Determining LTC Benefits – Electing to Receive LTC Benefits Before the Fifth Contract Anniversary.”
Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a “nursing home” or are receiving “hospice care” (which may be received in your home or in a hospice care facility). Both of these terms, and other qualified Long-Term Care services, are defined in the Long-Term Care Coverage Endorsement form; the actual terms and definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly Level Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly Level Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly Level Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly Level Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly Level Benefit amount the following month.

*	Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly Level Benefit amount for assisted living services.
The Maximum Monthly Level Benefit amount will not change after the fifth contract anniversary unless you make an Excess Withdrawal (as described below). If, after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased, but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Example: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the fifth Contract Year. Assume LTC Benefit payments begin after the fifth contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.
On fifth contract anniversary:
Acceleration Benefit:	$100,000
Acceleration Benefit Duration:	24 months
Extension Benefit:	$200,000
Extension Benefit Duration:	48 months
Maximum Monthly Level Benefit ($100,000/24):	$4,166.67
Monthly LTC Benefit payment (50% of $4,166.67):	$2,083.33
On the sixth contract anniversary:
Remaining Acceleration Benefit:
($100,000 – LTC Benefit payments of $25,000 ($2,083.33 x 12))	$75,000
Remaining Acceleration Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit): ($75,000 / $2,083.33)	36 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($75,000 / $4,166.67)	18 months
Remaining Extension Benefit:	$200,000
Remaining Extension Benefit Duration
(assuming the Contractowner continues to receive 50% of the Maximum Monthly Level Benefit each year): ($200,000 / $2,083.33)	96 months
Remaining Acceleration Benefit Duration
(if the Contractowner begins receiving 100% of the Maximum Monthly Level Benefit): ($200,000 / $4,166.67)	48 months
Special Considerations When Determining the Amount of Benefits to Request: Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

During the Acceleration Benefit Duration, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for Death Benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your Death Benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.
Once you are in the Extension Benefit Duration, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.
In all cases, you should also consider the limits imposed under IRS rules. See General Provisions – Federal Taxation below.
Growth Benefit Option
At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the Subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.
Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial Purchase Payment (and any subsequent Purchase Payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (i.e., you can request a lump sum of any remaining LTC Guaranteed Amount).
Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract’s free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.
On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the Contract Value, if higher, due to automatic step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the automatic step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.
Automatic Step-Ups = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the Contract Value as of the contract anniversary if:
•	The Covered Life is still living and under age 76;
•	The Contract Value on that contract anniversary is greater than the LTC Guaranteed Amount; and
•	The maximum LTC Guaranteed Amount limit has never been reached.

Excess Withdrawals will reduce the LTC Guaranteed Amount and Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value.
Once you begin receiving LTC Benefit payments, we transfer Contract Value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the Contract Value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount “stepped up” that year. See LTC Fixed Account for additional information. Because your Contract Value will be earning fixed interest in the LTC Fixed Account and will no longer be participating in any investment performance in the separate account, there is very little likelihood that the automatic step-ups will continue to increase the LTC Guaranteed Amount while you are receiving LTC Benefits even though you will still be paying an increased Acceleration Benefit Charge for the Growth Benefit. Thus if you purchase the Growth Benefit, you should allow sufficient time before you anticipate needing LTC Benefits to allow the automatic step-ups to increase the LTC Guaranteed Amount and should not purchase it if you anticipate needing LTC Benefit within a short time-frame.
You will pay a higher LTC Charge for the Growth Benefit option than for the Level Benefit option. In addition, when deciding whether to purchase the Growth Benefit option, you should consider that under the Growth Benefit option, any withdrawal will be an Excess Withdrawal. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your Contract Value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See Withdrawals for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.
Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further automatic step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract Value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.
Example: Following is an example of how the automatic step-ups will work through the first three contract anniversaries (assuming no withdrawals).
Total Purchase Payments added to the contract as of 90th day after the contract date:	$200,000
LTC Guaranteed Amount as of 90th day after the contract date equals total Purchase Payments made into the contract:	$200,000
Acceleration Benefit as of 90th day after the contract date:	$200,000
Total Contract Value on first contract anniversary reflecting investment gain:	$225,000
New LTC Guaranteed Amount on first contract anniversary:
(LTC Guaranteed Amount steps up since $225,000 is greater than LTC Guaranteed Amount of $200,000)	$225,000
Growth Benefit on first contract anniversary
($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 25,000
Total Contract Value on second contract anniversary reflecting investment loss from previous contract anniversary
($225,000 LTC Guaranteed Amount does not change as the Contract Value of $218,000 is less; $25,000 Growth Benefit does not change):	$218,000
Total Contract Value on third contract anniversary reflecting investment gain from previous contract anniversary:	$240,000
New LTC Guaranteed Amount on third contract anniversary
(LTC Guaranteed Amount steps up as $240,000 is greater than LTC Guaranteed Amount of $225,000):	$240,000
Growth Benefit on third contract anniversary
($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):	$ 40,000
You may choose to irrevocably terminate the automatic step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate automatic step-ups after the fifth contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the automatic step-ups, the LTC Guaranteed Amount will no longer step up to the Contract Value, if higher. You will still pay the higher Acceleration Benefit Charge associated with the Growth Benefit if you terminate automatic step-ups. However, the charge will not increase as the LTC Guaranteed Amount (which the charge is based on) will no longer increase because of step-ups to the Contract Value. See Charges and Other Deductions – Rider Charges – Long-Term CareSM Advantage Charge.
Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the Contract Value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the Contract Value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn. Because we transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims-paying ability of Lincoln Life.
Maximum Monthly Growth Benefit
The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.
Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.
The Maximum Monthly Growth Benefit amount = [i ÷ ((ii + iii) ÷ iv)] where:
(i)	equals the Growth Benefit on the contract anniversary;
(ii)	equals any remaining Acceleration Benefit on the contract anniversary;
(iii)	equals any remaining Extension Benefit on the contract anniversary; and

(iv)	equals the Maximum Monthly Level Benefit amount on the contract anniversary.
When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. Thus, no Growth Benefit payments will be made unless you are requesting more than the Maximum Monthly Level Benefit amount available to you for that month. However, any unused Growth Benefit Payments can be used once the Maximum Growth Benefit Monthly payment is recalculated.
Maximum Monthly LTC Benefit amount = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount
Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:
Type of Long-Term Care Services	Amount of Monthly Benefit You Can Request
If you are residing in a nursing home or are receiving hospice care:	You may request an amount up to the Maximum Monthly LTC Benefit amount. Contractowners with contracts issued in certain states not listed below may also request up to the Maximum Monthly LTC Benefit amount if they are in an assisted living facility.
If you are eligible and qualify for other qualified Long-Term Care Services (such as but not limited to home health care, adult day care, assisted living services), but are not residing in a nursing home or receiving hospice care:	You may request only up to 50% of the Maximum Monthly LTC Benefit amount*. If upon commencement of a month you qualify to receive up to 50% of the Maximum Monthly LTC Benefit amount and during that month you enter a nursing home or start to receive hospice care, you will qualify to receive up to 100% of the Maximum Monthly LTC Benefit amount the following month.

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly LTC Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. Contractowners in all other states may request up to 100% of the Maximum Monthly LTC Benefit amount for assisted living services.
Example: The following is an example of how the Maximum Monthly Growth Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the fifth contract anniversary with growth of the Contract Value from investment gains of $20,000 and assuming $100,000 Purchase Payments were made prior to 90th day after the contract date.
Acceleration Benefit on fifth contract anniversary:	$100,000
Extension Benefit on fifth contract anniversary:	$200,000
Contract Value on fifth contract anniversary:	$120,000
LTC Guaranteed Amount on fifth contract anniversary steps-up to Contract Value of $120,000:	$120,000
Growth Benefit
($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):	$20,000
Maximum Monthly Level Benefit
($100,000 ÷ 24 months of Acceleration Benefit Duration left):	$4,166.67
Maximum Monthly Growth Benefit
[$20,000 Growth Benefit ÷ (($100,000 Acceleration Benefit + $200,000 Extension Benefit) ÷ $4,166.67 Maximum Monthly Level Benefit)]:	$277.78
Maximum Monthly LTC Benefit ($4,166.67 + $277.78):	$4,444.45
Special Considerations When Determining the Amount of Benefits to Request: If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will not be available for the remainder of that Contract Year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your

Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.
Example: Continuing the prior example if, during the first six months of the Contract Year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,666.68 ($277.78 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current Contract Year.
Electing to Receive LTC Benefits Before the Fifth Contract Anniversary
As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the fifth contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the fifth contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the fifth contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the fifth contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.
When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (i.e., 7 years) of Acceleration Benefit Duration plus 168 months (i.e., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the fifth contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. This is important because the Acceleration Benefits and the Extension Benefits are paid monthly up to the Maximum Monthly Level Benefit amount and the Maximum Monthly Level Benefit amount is calculated based on the number of months remaining in the Acceleration Benefit Duration or Extension Benefit Duration.
The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the fifth contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the Contract Year you start to submit requests for LTC Benefits.
LTC Benefit Duration Chart
Contract Year of First Request for Maximum Level Benefit amounts	Acceleration Benefit Duration	Extension Benefit Duration	Total LTC Benefit Duration
1*	84 months	168 months	252 months
2	72 months	144 months	216 months
3	60 months	120 months	180 months
4	48 months	96 months	144 months
5	36 months	72 months	108 months
6+	24 months	48 months	72 months
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period.
When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the fifth contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.
Example: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the fifth contract anniversary. This chart illustrates a Purchase Payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the Contract Year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each Contract Year starting at the beginning of the Contract Year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

Maximum Monthly Level Benefit (annualized) based on when Acceleration Benefit payments begin
LTC Benefit Duration	Contract Year	Acceleration Benefit payments Begin in Year 2	Acceleration Benefit payments Begin in Year 3	Acceleration Benefit payments Begin in Year 4	Benefit payments Begin in Year 5	Acceleration Benefit payments Begin in Year 6
Acceleration Benefit	1*
	2	$16,667
	3	$16,667	$20,000
	4	$16,667	$20,000	$25,000
	5	$16,667	$20,000	$25,000	$33,000
	6	$16,667	$20,000	$25,000	$33,000	$50,000
	7	$16,667	$20,000	$25,000	$33,000	$50,000
Extension Benefits	8	$16,667	$20,000	$25,000	$33,000	$50,000
	9	$16,667	$20,000	$25,000	$33,000	$50,000
	10	$16,667	$20,000	$25,000	$33,000	$50,000
	11	$16,667	$20,000	$25,000	$33,000	$50,000
	12	$16,667	$20,000	$25,000	$33,000
	13	$16,667	$20,000	$25,000	$33,000
	14	$16,667	$20,000	$25,000
	15	$16,667	$20,000	$25,000
	16	$16,667	$20,000
	17	$16,667	$20,000
	18	$16,667
	19	$16,667
*	You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day deductible period. For illustrative purposes, this chart does not include satisfaction of the deductible period.

Example: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the third Contract Year, the Maximum Monthly Level Benefit would be calculated as follows:
LTC Guaranteed Amount as of second contract anniversary:	$100,000
Acceleration Benefit (equals LTC Guaranteed Amount):	$100,000
Extension Benefit (2 x Acceleration Benefit):	$200,000
Acceleration Benefit Duration (from LTC Benefit Duration chart):	60 months
Maximum Monthly Level Benefit
($100,000 Acceleration Benefit ÷ 60 months):	$1,666.67 or $20,000 per year
Extension Benefit Duration (from LTC Benefit Duration chart):	120 months
By electing to start receiving Acceleration Benefit payments in the third Contract Year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the fifth contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.
If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following Contract Year. If you receive less than the Maximum Monthly Level Benefit amount in any Contract Year prior to the fifth contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

Example: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the third contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the second contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third Contract Year) of the available annual amount of $20,000.
LTC Guaranteed Amount as of the third contract anniversary
($100,000 - $10,000 LTC Benefit payment in prior Contract Year):	$90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):	$90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):	$200,000
Acceleration Benefit Duration:	48 months
Maximum Monthly Level Benefit
($90,000 Acceleration Benefit ÷ 48 months):	$1,875.00 or $22,500 per year
Extension Benefit Duration
($200,000 Extension Benefit ÷ $1,875 Maximum Monthly Level Benefit):	107 months
The remaining Acceleration Benefit Duration after the third contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.
On the fifth contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the fifth contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the Acceleration Benefit Duration or Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.
Withdrawals
You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the Contract Value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the Contract Value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the Contract Value. Excess Withdrawals reduce the Contract Value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the Federal Tax Matters section of this prospectus.
All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions is applicable. See The Contracts - Surrenders and Withdrawals and Charges and Other Deductions - Surrender Charge. All withdrawals, whether Conforming or Excess, will be applied against the contract’s free withdrawal provision. See General Provisions - Contract Free Withdrawal Provision for additional information.
Conforming Withdrawals
If available, you may make periodic withdrawals from your Contract Value in amounts less than or equal to the Conforming Withdrawal amount each Contract Year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will not reduce the LTC Guaranteed Amount, the Acceleration Benefit, the Extension Benefit, and if elected, the Growth Benefit. If the LTC Guaranteed Amount is equal to or greater than your Contract Value on a contract anniversary, any withdrawal in that Contract Year will not be a Conforming Withdrawal. Moreover, if you elect the Growth Benefit option, any withdrawal will be deemed an Excess Withdrawal unless you are age 76 or older or the maximum LTC Guaranteed Amount limit of $800,000 has been reached and your Contract Value exceeds the maximum LTC Guaranteed Amount on a contract anniversary, in which case you may withdraw an amount up to the Conforming Withdrawal amount for that Contract Year.
Conforming Withdrawal = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)	equals 5% of the difference of the Contract Value over the LTC Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)	equals all prior withdrawals in that Contract Year.

Excess Withdrawals
Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Contract Year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will be deemed to be an Excess Withdrawal. Any Excess Withdrawal that reduces the Contract Value to zero will terminate the LTC Rider and the only LTC Benefit that you may be eligible to receive will be the Optional Nonforfeiture Benefit, if elected.
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
•	Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 – the Reduction Percentage due to Excess Withdrawal).
•	The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal ÷ Contract Value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.
Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. In a declining market, Excess Withdrawals may substantially reduce or eliminate the LTC Benefits, the Maximum Monthly Level Benefit, and if elected, Maximum Monthly Growth Benefit.
Example: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the Contract Value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.
LTC Guaranteed Amount:	$320,000
Acceleration Benefit:	$120,000
Extension Benefit:	$240,000
Maximum Monthly Level Benefit:	$5,000
Growth Benefit:	$200,000
Maximum Monthly Growth Benefit:	$2,778
Excess Withdrawal from Contract Value:	$4,000
Contract Value immediately prior to Excess Withdrawal:	$85,000
Reduction Percentage due to Excess Withdrawal
[$4,000 Excess Withdrawal ÷ $85,000 Contract Value]:	4.71%
LTC Guaranteed Amount after Excess Withdrawal
[$320,000 LTC Guaranteed Amount x (1-4.71%)]:	$304,928
Extension Benefit after Excess Withdrawal
[$240,000 x (1-4.71%)]:	$228,696
Maximum Monthly Level Benefit after Excess Withdrawal
[$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:	$4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:	$190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
[$2,778 Maximum Monthly Growth Benefit x (1-4.71%)]:	$2,647
LTC Fixed Account
The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See Fixed Side of the Contract for more information about the general account.
On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the “Establishing Benefit Eligibility” section), we will transfer Contract Value equal to the LTC Guaranteed Amount (or all Contract Value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable Subaccounts. The Contract Value will be transferred proportionately from the variable Subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of Contract Value to the LTC Fixed Account may reduce the Contract Value in the Subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the Subaccounts.
On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer Contract Value to and from the LTC Fixed Account, the Subaccounts and any other fixed account. The amount of Contract Value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the Contract Value that is in the LTC Fixed Account. This may result in the entire Contract Value being allocated to the LTC Fixed Account. If the Contract Value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move Contract Value equal to the difference between the Contract Value and the LTC Guaranteed Amount from the LTC Fixed Account to the Subaccounts according to your instructions for future allocations.
If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the Contract Value in the LTC Fixed Account back to the Subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See The Contracts – Additional Services for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient Contract Value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.
Termination
Termination Events
The LTC Rider will terminate under any of the following circumstances:
•	termination of the contract;
•	upon written request to terminate the LTC Rider after the third contract anniversary (you may not request to terminate the LTC Rider prior to the third contract anniversary);
•	you elect to receive Annuity Payouts under any of the Annuity Payout options available under the contract, including but not limited to electing i4LIFE® Advantage (with or without the Guaranteed Income Benefit);
•	on the date the Contractowner is changed due to death or divorce;
•	upon the death of the Covered Life;
•	45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
•	an Excess Withdrawal reduces the Contract Value to zero;
•	all LTC Benefits are reduced to zero;
•	you terminate the LTC Rider under either Nonforfeiture Benefit provision;
•	within the first six months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider;
•	after the first six months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider; or
•	after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.
Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract Value in the LTC Fixed Account will be transferred to the Subaccounts according to your future Subaccount allocation instructions. The termination will not result in any increase to the Contract Value to equal the LTC Guaranteed Amount.
Nonforfeiture Benefit
The LTC Rider provides a nonforfeiture benefit (“Nonforfeiture Benefit”) if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.
•	There is a Nonforfeiture Benefit called the Contingent Nonforfeiture Benefit, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.
•	You may also choose to add an enhanced Nonforfeiture Benefit, called the Optional Nonforfeiture Benefit, for an additional charge, that pays a reduced long-term care insurance benefit. It is “enhanced” because you may terminate the LTC Rider for any reason after three years, rather than just if there is a specified increase of the charge for the Extension Benefit and/or the Optional Nonforfeiture Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the “Nonforfeiture Benefit Amount”) the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:
•	one month’s Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or
•	an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.
Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the Establishing Benefit Eligibility section. Nonforfeiture Benefit Amount payments must be requested as described in the Requesting LTC Benefits section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.
Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.
Contingent Nonforfeiture Benefit. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:
•	the sum of the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, has increased by more than a specified percentage over the initial charge; and
•	you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge rate and/or Optional Nonforfeiture Benefit Charge rate, if elected, is increased.
The specified percentage of change to the sum of the Extension Benefit Charge rate and/or the Optional Nonforfeiture Benefit Charge rate that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:
Age on Contract Date	Percent Over Initial Charge	Age	Percent Over Initial Charge
45 – 49	130%	66	48%
50 – 54	110%	67	46%
55 – 59	90%	68	44%
60	70%	69	42%
61	66%	70	40%
62	62%	71	38%
63	58%	72	36%
64	54%	73	34%
65	50%	74	32%
Optional Nonforfeiture Benefit. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:
•	you surrender the contract at least three years after the contract date; or
•	you submit a written request to terminate the LTC Rider at least three years after the contract date; or
•	you elect to receive annuity payments under any Annuity Payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract’s maturity date and at least three years after the contract date.
If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.
General Provisions
Death Benefits
The LTC Rider has no provision for Death Benefits, other than the Death Benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any

Death Benefit option. At the time of death, if the Contract Value equals zero, no Death Benefit options (as described in the “Death Benefit” section of the prospectus) will be in effect. If a Contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any Death Benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death Benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the Contractowner’s death. The EEB Death Benefit is not available with the LTC Rider.
The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate Death Benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the Contract Value. For purposes of calculating Death Benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the Death Benefit. See The Contracts – Death Benefits.
Contract Free Withdrawal Provision All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract’s free amount, which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See Charges and Other Deductions – Surrender Charge for additional information on the free amount.
Investment Requirements
By purchasing the LTC Rider, you will be limited in how you can invest in the Subaccounts and the fixed account. You will be subject to Investment Requirements. See The Contracts – Investment Requirements for a description of these investment restrictions. The Investment Requirements will apply to your entire Contract Value. No Purchase Payments can be directly invested in the LTC Fixed Account.
Federal Taxation
Qualified Long-Term Care Insurance Contract. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the Contract Value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the Contract Value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce the Contractowners basis in the contract. The deductions from the Contract Value will reduce the Contract Value, but not below zero.
Federal Income Tax Treatment of Benefits under the LTC Rider. The LTC Benefits provided under the LTC Rider are treated as provided under a “Qualified Long-Term Care Insurance Contract,” as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.
Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce the Contractowner’s basis in the contract. These payments may also reduce the basis in your annuity contract.
If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59½ at the time of the payment of excess benefits, an additional 10% “penalty tax” may apply.
If the Maximum Monthly LTC Benefit amount, if applicable, exceeds the limits under IRS rules (currently $360.00 per day or $131,400 annually for 2017), amounts received by you in excess of the IRS limit may be excludable from ordinary income to the extent that you have actually incurred long-term care expenses of that amount. You should take into account the IRS limit when selecting the amount of monthly LTC Benefit you would like to receive. We recommend that you discuss the tax implications of receiving benefits in excess of the IRS limit with a tax advisor.
Maturity Date
When you purchase the LTC Rider, the maturity date set forth in your contract will be the Annuitant’s 99th birthday. The maturity date is the date when you must choose an Annuity Payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.
If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 99), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an Annuity Payout option and annuitize your Contract Value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a Contract Value, you will need to elect an Annuity Payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your Contract Value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.
If LTC Benefit payments end after you reach age 99 and you still have value in your contract, you must elect an Annuity Payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 99 because you are not currently eligible to receive benefits (for example, you are no longer receiving LTC Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your Contract Value will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.
Any LTC Benefit paid after age 99 will be paid in the same manner as any LTC Benefit previously described in this discussion, including, but not limited to, eligibility, deductible period and maximum monthly limits.
Misstatement of Age or Sex
If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.
LTC Rider Return Privilege
You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.
If you surrender the entire contract within the 30 day LTC Rider free-look period but after the underlying contract’s free-look period, any applicable surrender charges will be deducted from the Contract Value.
Monthly Statements
In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your Contract Value and Death Benefit, if any. See General Provisions – Death Benefits for a description of the impact of the LTC Rider on Death Benefits.
Annuity Payouts
When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the Annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, Contractowners with Lincoln SmartSecurity® Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payment Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout Option. Contractowners with any version of Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Market Select® Advantage may elect to annuitize their Income Base under the Guaranteed Annual Income Amount Annuity Payout Option.
The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the Contract Value may be used to purchase an Annuity Payout option.
You may elect Annuity Payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any Subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.
Annuity Options
The annuity options outlined below do not apply to Contractowners who have elected i4LIFE® Advantage or any version of i4LIFE® Advantage Guaranteed Income Benefit, the Maximum Annual Withdrawal Amount Annuity Payout Option, the Guaranteed Amount Annuity Payment Option, or the Guaranteed Annual Income Amount Annuity Payout Option.

Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant and ends with the last payout before the death of the Annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a Death Benefit for Beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the Annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.
Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the Annuitant. The designated period is selected by the Contractowner.
Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both Annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.
Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the Annuitant and a designated joint Annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the Contractowner.
Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the Annuitant and a designated joint Annuitant. When one of the joint Annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.
Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the Annuitant and a joint Annuitant. When one of the joint Annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the Annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.
Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the Annuitant with the guarantee that upon death a payout will be made of the value of the number of Annuity Units (see Variable Annuity Payouts) equal to the excess, if any, of:
•	the total amount applied under this option divided by the Annuity Unit value for the date payouts begin, minus
•	the Annuity Units represented by each payout to the Annuitant multiplied by the number of payouts paid before death.
The value of the number of Annuity Units is computed on the date the death claim is approved for payment by the Home Office.
Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the Annuitant with the guarantee that upon death, should (a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.
Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an Annuity Payout option as a method of paying the Death Benefit to a Beneficiary. If you do, the Beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an Annuity Payout option, the Beneficiary may choose any Annuity Payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.
General Information
Any previously selected Death Benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among Subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days’ notice before the date on which you want payouts to begin. We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.
Unless you select another option, the contract automatically provides for a life annuity with Annuity Payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the Annuitant’s death (or surviving Annuitant’s death in case of joint life Annuity) will be paid to you or your Beneficiary as payouts become due after we are in receipt of:
•	proof, satisfactory to us, of the death;
•	written authorization for payment; and
•	all claim forms, fully completed.

Variable Annuity Payouts
Variable Annuity Payouts will be determined using:
•	The Contract Value on the Annuity Commencement Date, less applicable premium taxes;
•	The annuity tables contained in the contract;
•	The annuity option selected; and
•	The investment performance of the fund(s) selected.
To determine the amount of payouts, we make this calculation:
1.	Determine the dollar amount of the first periodic payout; then
2.	Credit the contract with a fixed number of Annuity Units equal to the first periodic payout divided by the Annuity Unit value; and
3.	Calculate the value of the Annuity Units each period thereafter.
Annuity Payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your registered representative. You may choose your assumed interest rate at the time you elect a variable Annuity Payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.
Fixed Side of the Contract
You may allocate Purchase Payments to the fixed side of the contract, if available. Allocations made to the fixed side of the contract are added to your Contract Value. Certain charges related to the contract and the charges for the Living Benefit Riders are deducted from your Contract Value. Therefore, a portion of those charges may be deducted from the fixed account. See Charges and Other Deductions section of this prospectus for more information. Since amounts in the fixed account make up part of your Contract Value, those amounts may be used to calculate benefits under the Living Benefit Riders. See the Living Benefit Riders section in this prospectus for more information.
Purchase Payments and Contract Value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.
In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.
We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the Guaranteed Period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Refer to Transfers before the Annuity Commencement Date and Transfers after the Annuity Commencement Date for additional transfer restrictions from the fixed account.
ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting Purchase Payments or transfers into the fixed side of the contract at any time. Please contact your registered representative for further information.
Guaranteed Periods
The fixed account is divided into separate Guaranteed Periods, which credit guaranteed interest.

You may allocate Purchase Payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting Purchase Payments into one or more Guaranteed Periods at any time. The minimum amount of any Purchase Payment that can be allocated to a Guaranteed Period is $2,000. Each Purchase Payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period Purchase Payment will be treated separately for purposes of determining any applicable Interest Adjustment.
You may transfer amounts from the fixed account to the variable Subaccount(s) subject to the following restrictions:
•	fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
•	the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.
Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable Subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.
We will notify the Contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the Contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable Subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per Contract Year or the additional fixed account transfer restrictions.
Interest Adjustment
Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity® Advantage or Regular Income Payments under i4LIFE® Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the Guaranteed Period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of Contract Value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
•	during the free look period (See Return Privilege).
•	on the expiration date of a Guaranteed Period.
•	as a result of the death of the Contractowner or Annuitant.
•	subsequent to the diagnosis of a terminal illness of the Contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
•	subsequent to the admittance of the Contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
•	subsequent to the permanent and total disability of the Contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the Contractowner.
•	upon annuitization of the contract.
These provisions may not be applicable to your contract or available in your state. Please check with your registered representative regarding the availability of these provisions.
In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a Purchase Payment is allocated to a fixed subaccount’s Guaranteed Period under the contract and the yield rate in effect at the time of the Purchase Payment’s surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the Purchase Payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the Purchase Payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.
The Interest Adjustment is calculated by multiplying the transaction amount by:

(1+A)[n]	–1
(1+B+K)[n]

where:
A	=	yield rate for a U.S. Treasury security with time to maturity equal to the Subaccount’s Guaranteed Period, determined at the beginning of the Guaranteed Period.
B	=	yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.
K	=	a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.
n	=	The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years).
Straight-Line interpolation is used for periods to maturity not quoted.
See the SAI for examples of the application of the Interest Adjustment.
Small Contract Surrenders
We may surrender your contract, in accordance with the laws of your state if:
•	your Contract Value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your Contract Value decreases due to the performance of the Subaccounts you selected;
•	no Purchase Payments have been received for two (2) full, consecutive Contract Years; and
•	the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).
At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional Purchase Payments to bring your Contract Value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit Riders.
Delay of Payments
Contract proceeds from the VAA will be paid within seven days, except:
•	when the NYSE is closed (other than weekends and holidays);
•	times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
•	when the SEC so orders to protect Contractowners.
If, pursuant to SEC rules, an underlying money market fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or Death Benefit from the money market sub-account until the fund is liquidated. Payment of contract proceeds from the fixed account may be delayed for up to six months.
Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a Purchase Payment and/or deny payment of a request for transfers, withdrawals, surrenders, or Death Benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a Contractowner's account to government regulators.
Reinvestment Privilege
You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.
This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of Accumulation Units which will be credited when the proceeds are reinvested will be based on the value of the Accumulation Unit(s) on the next Valuation Date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax advisor before you request a surrender/withdrawal or subsequent reinvestment purchase.
Amendment of Contract
We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state’s insurance department (if required).
Distribution of the Contracts
Lincoln Financial Distributors, Inc. (“LFD”) serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively “LFN”), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us (“Selling Firms”). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer “non-cash compensation”, as defined under FINRA’s rules, which includes among other things, merchandise, gifts, marketing support, sponsorships, seminars, entertainment and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.
Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on Contract Value. LFN may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.
Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: registered representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its registered representatives a portion of the commissions received for their sales of contracts. LFN registered representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN registered representatives and/or their managers qualify for such benefits. LFN registered representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.
Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 6.00% of Purchase Payments, plus up to 0.35% quarterly based on Contract Value. Some Selling Firms may elect to receive a lower commission when a Purchase Payment is made along with an earlier quarterly payment based on Contract Value for so long as the contract’s Selling Firm remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.
LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) “preferred product” treatment of the contracts in their marketing programs, which may include marketing services and increased access to registered representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their registered representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.
Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.
These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2016 is contained in the SAI.
Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain “wholesalers”, who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. Commissions and other incentives or payments described above are not charged directly to Contractowners or the VAA. All compensation is paid from our resources, which include fees and charges imposed on your contract.
Contractowner Questions
The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-888-868-2583.
Federal Tax Matters
Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax advisor about the application of tax rules found in the Internal Revenue Code (“Code”), Treasury Regulations and applicable IRS guidance to your individual situation.
Nonqualified Annuities
This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.
Tax Deferral On Earnings
Under the Code, you are generally not subject to tax on any increase in your Contract Value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
•	An individual must own the contract (or the Code must treat the contract as owned by an individual).
•	The investments of the VAA must be “adequately diversified” in accordance with Treasury regulations.
•	Your right to choose particular investments for a contract must be limited.
•	The Annuity Commencement Date must not occur near the end of the Annuitant’s life expectancy.
Contracts Not Owned By An Individual
If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the Contract Value over the Purchase Payments for the contract. Examples of contracts where the owner pays current tax on the contract’s earnings, and Persistency Credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
•	Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
•	Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the Annuity Payout period;
•	Contracts acquired by an estate of a decedent;

•	Certain qualified contracts;
•	Contracts purchased by employers upon the termination of certain qualified plans; and
•	Certain contracts used in connection with structured settlement agreements.
Investments In The VAA Must Be Diversified
For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be “adequately diversified.” Treasury regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the Treasury regulations so that the VAA will be considered “adequately diversified.”
Restrictions
The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate Contract Values among the Subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income , Persistency Credits, and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code.
Loss Of Interest Deduction
After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity may lose a portion of its deduction for otherwise deductible interest expenses. However, this rule does not apply to a contract owned by an entity engaged in a trade or business that covers the life of one individual who is either (i) a 20% Owner of the entity, or (ii) an officer, director, or employee of the trade or business, at the time first covered by the contract. This rule also does not apply to a contract owned by an entity engaged in a trade or business that covers the joint lives of the 20% Owner or the entity and the Owner’s spouse at the time first covered by the contract.
Age At Which Annuity Payouts Begin
The Code does not expressly identify a particular age by which Annuity Payouts must begin. However, those rules do require that an annuity contract provide for amortization, through Annuity Payouts, of the contract’s Purchase Payments, Persistency Credits, and earnings. As long as annuity payments begin or are scheduled to begin on a date on which the Annuitant’s remaining life expectancy is enough to allow for a sufficient Annuity Payout period, the contract should be treated as an annuity. If the annuity contract is not treated as an annuity, you would be currently taxed on the excess of the Contract Value over the Purchase Payments into the contract.
Tax Treatment Of Payments
We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your Contract Value will not be taxed until there is a distribution from your contract.
Taxation Of Withdrawals And Surrenders
You will pay tax on withdrawals to the extent your Contract Value exceeds your Purchase Payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). You will pay tax on a surrender to the extent the amount you receive exceeds your Purchase Payments. In certain circumstances, your Purchase Payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit Rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your Contract Value, the Code may require that you include those additional amounts in your income. Please consult your tax advisor.
Taxation Of Annuity Payouts, Including Regular Income Payments
The Code imposes tax on a portion of each Annuity Payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your Purchase Payments in the contract. We will notify you annually of the taxable amount of your Annuity Payout. Once you have recovered the total amount of the Purchase Payment in the contract, you will pay tax on the full amount of your Annuity Payouts. If Annuity Payouts end because of the Annuitant’s death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE® Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.
Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider (“LTC Rider”) is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As previously described in this prospectus, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.
Taxation Of Amounts Paid As Long-Term Care Benefits
If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider section), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.
Taxation Of Death Benefits
We may distribute amounts from your contract because of the death of a Contractowner or an Annuitant. The tax treatment of these amounts depends on whether the Contractowner or the Annuitant dies before or after the Annuity Commencement Date.
Death prior to the Annuity Commencement Date:
•	If the Beneficiary receives Death Benefits under an Annuity Payout option, they are taxed in the same manner as Annuity Payouts.
•	If the Beneficiary does not receive Death Benefits under an Annuity Payout option, they are taxed in the same manner as a withdrawal.
Death after the Annuity Commencement Date:
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of a Contractowner who is not the Annuitant, they are excludible from income in the same manner as the Annuity Payout prior to the death of the Contractowner.
•	If Death Benefits are received in accordance with the existing Annuity Payout option following the death of the Annuitant (whether or not the Annuitant is also the Contractowner), the Death Benefits are excludible from income if they do not exceed the Purchase Payments not yet distributed from the contract. All Annuity Payouts in excess of the Purchase Payments not previously received are includible in income.
•	If Death Benefits are received in a lump sum, the Code imposes tax on the amount of Death Benefits which exceeds the amount of Purchase Payments not previously received.
Additional Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts
The Code may impose a 10% additional tax on any distribution from your contract which you must include in your gross income. The 10% additional tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or Annuity Payouts that:
•	you receive on or after you reach 59½,
•	you receive because you became disabled (as defined in the Code),
•	you receive from an immediate annuity,
•	a Beneficiary receives on or after your death, or
•	you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's “unearned income”, or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. If you take a distribution from your contract that may be subject to the tax, we will include a Distribution Code “D” in Box 7 of the Form 1099-R issued to report the distribution. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Special Rules If You Own More Than One Annuity Contract
In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an Annuity Payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an Annuity Payout that you must include in income and the amount that might be subject to the additional tax described previously.
Loans and Assignments
Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your Contract Value, as a withdrawal of such amount or portion.
Gifting A Contract
If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract’s value, you will pay tax on your Contract Value to the extent it exceeds your Purchase Payments not previously received. The new owner’s Purchase Payments in the contract would then be increased to reflect the amount included in income.
Charges for Additional Benefits
Your contract automatically includes a basic Death Benefit and may include other optional riders. Certain enhancements to the basic Death Benefit may also be available to you. The cost of the basic Death Benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the Death Benefit and other optional rider charges, if any, as a contract withdrawal.
Special Considerations for Same-Sex Spouses
In 2013, the U.S. Supreme Court held that same-sex spouses who are married under state law are treated as spouses for purposes of federal law. You are strongly encouraged to consult a tax advisor before electing spousal rights under the contract.
Qualified Retirement Plans
We have designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called “qualified contracts.” We issue contracts for use with various types of qualified retirement plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified retirement plans. Persons planning to use the contract in connection with a qualified retirement plan should obtain advice from a competent tax advisor.
Types of Qualified Contracts and Terms of Contracts
Qualified retirement plans may include the following:
•	Individual Retirement Accounts and Annuities (“Traditional IRAs”)
•	Roth IRAs
•	Traditional IRA that is part of a Simplified Employee Pension Plan (“SEP”)
•	SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
•	401(a) / (k) plans (qualified corporate employee pension and profit-sharing plans)
•	403(a) plans (qualified annuity plans)
•	403(b) plans (public school system and tax-exempt organization annuity plans)
•	H.R. 10 or Keogh Plans (self-employed individual plans)
•	457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
Our individual variable annuity products are not available for use with any of the foregoing qualified retirement plan accounts, with the exception of Traditional IRA, SEP IRA, and Roth IRA arrangements. Our individual variable annuity products are no longer available for purchase under a 403(b) plan, and we do not accept additional premiums or transfers to existing 403(b) contracts. We require confirmation from your 403(b) plan sponsor that surrenders, loans or transfers you request comply with applicable tax requirements and decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other providers.
We will amend contracts to be used with a qualified retirement plan as generally necessary to conform to the Code’s requirements for the type of plan. However, the rights of a person to any qualified retirement plan benefits may be subject to the plan’s terms and conditions, regardless of the contract’s terms and conditions. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Tax Treatment of Qualified Contracts
The Federal income tax rules applicable to qualified retirement plans and qualified contracts vary with the type of plan and contract. For example:
•	Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified retirement plan and the participant’s specific circumstances (e.g., the participant’s compensation).
•	Minimum annual distributions are required under some qualified retirement plans once you reach age 70½ or retire, if later as described below.
•	Loans are allowed under certain types of qualified retirement plans, but Federal income tax rules prohibit loans under other types of qualified retirement plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan’s duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.
Please note that qualified retirement plans such as 403(b) plans, 401(k) plans and IRAs generally defer taxation of contributions and earnings until distribution. As such, an annuity does not provide any additional tax deferral benefit beyond the qualified retirement plan itself.
Tax Treatment of Payments
The Federal income tax rules generally include distributions from a qualified contract in the participant’s income as ordinary income. These taxable distributions will include Purchase Payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for Purchase Payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.
Required Minimum Distributions
Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by April 1 of the year following the year you attain age 70½ or retire, if later. You are required to take distributions from your traditional IRAs by April 1 of the year following the year you reach age 70½. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.
Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a required minimum distribution exceeds the actual distribution from the qualified plan.
Treasury regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced Death Benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced Death Benefit is any Death Benefit that has the potential to pay more than the Contract Value or a return of Purchase Payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax advisor regarding any tax ramifications.
Additional Tax on Early Distributions from Qualified Retirement Plans
The Code may impose a 10% additional tax on an early distribution from a qualified contract that must be included in income. The Code does not impose the additional tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, the 10% additional tax will not apply to any of the following withdrawals, surrenders, or Annuity Payouts:
•	Distribution received on or after the Annuitant reaches 59½,
•	Distribution received on or after the Annuitant’s death or because of the Annuitant’s disability (as defined in the Code),
•	Distribution received as a series of substantially equal periodic payments based on the Annuitant’s life (or life expectancy), or
•	Distribution received as reimbursement for certain amounts paid for medical care.
These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.
Unearned Income Medicare Contribution
Congress enacted the “Unearned Income Medicare Contribution” as a part of the Health Care and Education Reconciliation Act of 2010. This tax affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual’s “unearned income”, or (ii) the dollar amount by which the individual’s modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is a qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.
Transfers and Direct Rollovers
As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax advisor before you move or attempt to move any funds.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits. This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers.
Death Benefit and IRAs
Pursuant to Treasury regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the Death Benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain Death Benefit options may not be available for all of our products.
Federal Income Tax Withholding
We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us in writing prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or Annuity Payout is requested, we will give you an explanation of the withholding requirements.
Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or (b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.
Our Tax Status
Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.
Changes in the Law
The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.
Additional Information
Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of Contractowners who have interests in any Subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, fractional shares will be recognized.
Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a “quorum”), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instructions which we receive, it is important that each Contractowner provide their voting instructions to us. For funds un-affiliated with Lincoln, even though Contractowners may choose not to provide voting instruction, the shares of a fund to which such Contractowners would have been entitled to provide voting instruction will be voted by us in the same proportion as the voting instruction which we actually receive. For funds affiliated with Lincoln, shares of a fund to which such Contractowners would have been entitled to provide voting instruction will, once we receive a sufficient number of instructions we deem appropriate to ensure a fair representation of Contractowners eligible to vote, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied proportionately to reduce the number of votes eligible to be cast.
Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a Subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account – Fund Shares.
Return Privilege
Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the Contract Value as of the Valuation Date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the Contract Value during the free-look period.
For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the Purchase Payment(s) or Contract Value as of the Valuation Date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of Purchase Payments or Contract Value as of the Valuation Date on which we receive the cancellation request.
State Regulation
As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.
Records and Reports
As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first Contract Year, reports containing information required by that Act or any other applicable law or regulation.
A written (or electronic, if elected) confirmation of each transaction will be provided to you on the next Valuation Date, except for the following transactions, which are mailed quarterly:
•	deduction of any account fee or rider charges;
•	crediting of persistency credits, if applicable;
•	any rebalancing event under Asset Allocation Models, Investment Requirements or the portfolio rebalancing service;
•	any transfer or withdrawal under any applicable additional service: dollar cost averaging, AWS, or the cross-reinvestment service; and
•	Regular Income Payments from i4LIFE® Advantage.
Cyber Security
We rely heavily on interconnected computer systems and digital data to conduct our variable products business. Because our business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate Accumulation Unit value, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.
Other Information
You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.
Legal Proceedings
In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.
After consultation with legal counsel and a review of available facts, it is management’s opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is reasonably possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period. Please refer to the Statement of Additional Information for possible additional information regarding legal proceedings.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N
Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment Calculations
Determination of Accumulation and Annuity Unit Value
Capital Markets
Advertising & Ratings
About the S&P 500 Index
Unclaimed Property
Additional Services
Other Information
Financial Statements
For a free copy of the SAI complete the form below:
Statement of Additional Information Request Card
Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N

Please send me a free copy of the current Statement of Additional Information for Lincoln Life Variable Annuity Account N Lincoln ChoicePlus AssuranceSM (L Share).
(Please Print)
Name:

Address:

City

State

Zip

Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

(This page intentionally left blank)

Appendix A—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI.
	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
AB VPS Global Thematic Growth
2007	11.582	13.625	1*	11.680	13.768	46	4.384	5.173	154
2008	13.625	7.023	1*	13.768	7.111	41	5.173	2.674	131
2009	7.023	10.552	3	7.111	10.706	39	2.674	4.030	102
2010	N/A	N/A	N/A	10.706	12.482	36	4.030	4.704	92
2011	N/A	N/A	N/A	12.482	9.398	33	4.704	3.545	76
2012	N/A	N/A	N/A	9.398	10.467	25	3.545	3.951	48
2013	N/A	N/A	N/A	10.467	12.649	21	3.951	4.780	46
2014	12.861	12.715	1*	12.649	13.034	17	4.780	4.930	55
2015	12.715	12.806	1*	13.034	13.154	16	4.930	4.980	34
2016	12.806	12.455	1*	13.154	12.819	14	4.980	4.858	31
AB VPS International Value(2)
2006	10.559	11.825	9	9.574	11.839	84	9.891	11.846	77
2007	11.825	12.248	11	11.839	12.287	219	11.846	12.309	99
2008	12.248	5.614	8	12.287	5.643	102	12.309	5.659	80
2009	5.614	7.401	6	5.643	7.454	70	5.659	7.482	52
2010	7.401	7.574	1*	7.454	7.644	57	7.482	7.680	19
2011	7.574	5.987	1*	7.644	6.054	44	7.68	6.089	37
2012	5.987	6.708	1*	6.054	6.797	39	6.089	6.843	35
2013	6.708	7.374	1*	6.797	7.478	38	6.843	7.532	33
AB VPS Large Cap Growth
2007	11.459	12.775	9	11.581	12.936	67	6.080	6.798	151
2008	12.775	7.543	8	12.936	7.654	52	6.798	4.026	123
2009	7.543	10.147	8	7.654	10.317	50	4.026	5.432	101
2010	10.147	10.935	2	10.317	11.140	46	5.432	5.872	65
2011	10.935	10.378	2	11.140	10.594	43	5.872	5.590	40
2012	10.378	11.825	1*	10.594	12.097	18	5.590	6.389	33
2013	11.825	15.895	1*	12.097	16.294	17	6.389	8.615	25
2014	15.895	17.754	1*	16.294	18.236	16	8.615	9.651	26
2015	17.754	19.311	1*	18.236	19.875	14	9.651	10.529	24
2016	19.311	19.394	1*	19.875	20.000	13	10.529	10.606	27
AB VPS Small/Mid Cap Value
2007	20.644	20.564	11	20.862	20.824	135	20.971	20.954	174
2008	20.564	12.964	10	20.824	13.154	158	20.954	13.250	143
2009	12.964	18.146	7	13.154	18.449	113	13.250	18.602	102
2010	18.146	22.539	6	18.449	22.961	88	18.602	23.174	84
2011	22.539	20.208	3	22.961	20.627	80	23.174	20.840	67
2012	20.208	23.490	4	20.627	24.025	84	20.840	24.297	53
2013	23.490	31.722	4	24.025	32.510	86	24.297	32.910	48
2014	31.722	33.909	3	32.510	34.821	76	32.910	35.285	38
2015	33.909	31.376	2	34.821	32.284	38	35.285	32.748	31
2016	31.376	38.419	2	32.284	39.610	28	32.748	40.218	26
ABVPSF Growth and Income(1)
2004	11.191	12.212	31	11.243	12.294	469	10.256	11.226	793
2005	12.212	12.533	58	12.294	12.642	755	11.226	11.556	1,263
2006	12.533	14.386	59	12.642	14.540	687	11.556	13.304	1,116
2007	14.386	14.802	53	14.540	14.990	617	13.304	13.729	968
2008	14.802	8.613	33	14.990	8.740	478	13.729	8.013	778
2009	8.613	10.170	31	8.740	10.341	365	8.013	9.490	599
2010	10.170	11.256	18	10.341	11.468	284	9.490	10.535	459
2011	11.256	11.715	13	11.468	11.959	227	10.535	10.997	344
2012	11.715	13.476	9	11.959	13.785	193	10.997	12.689	297
2013	13.476	15.736	9	13.785	16.109	175	12.689	14.833	272

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Century VP Balanced
2016	N/A	N/A	N/A	N/A	N/A	N/A	10.345	10.390	4
American Century VP Inflation Protection(3)
2004	10.042	10.389	9	9.991	10.401	165	10.000	10.407	285
2005	10.389	10.352	39	10.401	10.385	741	10.407	10.402	1,011
2006	10.352	10.317	37	10.385	10.371	712	10.402	10.398	939
2007	10.317	11.085	34	10.371	11.165	643	10.398	11.206	867
2008	11.085	10.702	24	11.165	10.802	659	11.206	10.851	874
2009	10.702	11.576	21	10.802	11.707	520	10.851	11.772	699
2010	11.576	11.938	21	11.707	12.096	462	11.772	12.176	550
2011	11.938	13.089	14	12.096	13.289	327	12.176	13.39	452
2012	13.089	13.791	14	13.289	14.030	258	13.39	14.151	377
2013	13.791	13.479	15	14.030	13.724	255	14.151	13.847	361
American Funds Global Growth
2007	14.878	16.765	129	14.955	16.886	426	14.994	16.947	573
2008	16.765	10.135	117	16.886	10.228	321	16.947	10.275	495
2009	10.135	14.151	97	10.228	14.310	258	10.275	14.390	365
2010	14.151	15.515	86	14.310	15.721	219	14.390	15.825	295
2011	15.515	13.870	79	15.721	14.083	167	15.825	14.190	249
2012	13.870	16.680	69	14.083	16.969	153	14.190	17.116	187
2013	16.680	21.141	65	16.969	21.551	109	17.116	21.759	162
2014	21.141	21.223	23	21.551	21.678	97	21.759	21.909	140
2015	21.223	22.268	23	21.678	22.791	94	21.909	23.057	126
2016	22.268	21.985	20	22.791	22.546	86	23.057	22.832	115
American Funds Global Small Capitalization
2007	26.555	31.638	24	26.837	32.039	381	15.341	18.333	849
2008	31.638	14.428	18	32.039	14.640	320	18.333	8.385	563
2009	14.428	22.834	17	14.640	23.215	255	8.385	13.311	422
2010	22.834	27.426	15	23.215	27.940	227	13.311	16.036	346
2011	27.426	21.758	11	27.940	22.210	180	16.036	12.760	250
2012	21.758	25.229	10	22.210	25.805	159	12.760	14.840	198
2013	25.229	31.755	8	25.805	32.545	154	14.840	18.734	173
2014	31.755	31.818	4	32.545	32.675	116	18.734	18.828	138
2015	31.818	31.302	4	32.675	32.210	89	18.828	18.579	122
2016	31.302	31.358	5	32.210	32.331	71	18.579	18.667	117
American Funds Growth
2007	16.667	18.372	447	16.844	18.605	2,980	9.839	10.878	6,704
2008	18.372	10.100	393	18.605	10.248	2,519	10.878	5.998	5,572
2009	10.100	13.815	330	10.248	14.046	2,176	5.998	8.229	4,375
2010	13.815	16.088	281	14.046	16.390	1,742	8.229	9.612	3,448
2011	16.088	15.110	222	16.390	15.424	1,356	9.612	9.055	2,727
2012	15.110	17.478	118	15.424	17.877	1,042	9.055	10.505	2,127
2013	17.478	22.311	108	17.877	22.867	860	10.505	13.451	1,773
2014	22.311	23.754	55	22.867	24.394	776	13.451	14.363	1454
2015	23.754	24.905	49	24.394	25.628	667	14.363	15.105	1232
2016	24.905	26.755	37	25.628	27.586	580	15.105	16.276	1094
American Funds Growth-Income
2007	14.965	15.424	512	15.123	15.618	3,480	14.140	14.617	5,882
2008	15.424	9.405	444	15.618	9.543	2,999	14.617	8.940	4,502
2009	9.405	12.111	387	9.543	12.313	2,508	8.940	11.547	3,548
2010	12.111	13.241	314	12.313	13.489	1,968	11.547	12.663	2,863
2011	13.241	12.754	252	13.489	13.019	1,606	12.663	12.233	2,332
2012	12.754	14.702	135	13.019	15.037	1,344	12.233	14.144	1,910
2013	14.702	19.258	120	15.037	19.736	1,123	14.144	18.583	1,603
2014	19.258	20.905	61	19.736	21.467	927	18.583	20.233	1290
2015	20.905	20.810	53	21.467	21.412	897	20.233	20.201	1067
2016	20.810	22.771	43	21.412	23.476	795	20.201	22.171	926

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
American Funds International
2007	19.519	22.986	134	19.725	23.275	1,178	11.338	13.392	2,702
2008	22.986	13.053	108	23.275	13.243	901	13.392	7.628	2,086
2009	13.053	18.323	92	13.243	18.628	698	7.628	10.740	1,536
2010	18.323	19.279	80	18.628	19.639	545	10.740	11.334	1,209
2011	19.279	16.274	68	19.639	16.612	464	11.334	9.596	963
2012	16.274	18.828	61	16.612	19.256	393	9.596	11.135	780
2013	18.828	22.470	55	19.256	23.028	334	11.135	13.329	651
2014	22.470	21.462	19	23.028	22.039	328	13.329	12.770	550
2015	21.462	20.105	17	22.039	20.686	304	12.770	11.998	501
2016	20.105	20.423	16	20.686	21.056	249	11.998	12.225	428
BlackRock Global Allocation V.I.
2009	11.316	11.551	3	10.085	11.566	90	10.203	11.573	164
2010	11.551	12.440	8	11.566	12.481	305	11.573	12.501	397
2011	12.440	11.762	5	12.481	11.823	391	12.501	11.854	490
2012	11.762	12.690	5	11.823	12.783	462	11.854	12.829	346
2013	12.690	14.247	6	12.783	14.379	336	12.829	14.446	282
2014	14.247	14.249	6	14.379	14.410	167	14.446	14.491	195
2015	14.249	13.840	14	14.410	14.025	149	14.491	14.118	162
2016	13.840	14.097	13	14.025	14.313	109	14.118	14.423	157
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.832	10.564	4	10.414	10.582	14
2016	N/A	N/A	N/A	10.564	11.332	3	10.582	11.362	19
Delaware VIP Diversified Income
2007	11.175	11.778	50	11.233	11.863	917	11.263	11.906	1,179
2008	11.778	10.990	42	11.863	11.092	1,009	11.906	11.143	1,101
2009	10.990	13.658	45	11.092	13.812	856	11.143	13.889	955
2010	13.658	14.455	55	13.812	14.647	750	13.889	14.744	853
2011	14.455	15.056	45	14.647	15.286	614	14.744	15.403	746
2012	15.056	15.788	34	15.286	16.062	529	15.403	16.201	621
2013	15.788	15.271	16	16.062	15.567	419	16.201	15.717	502
2014	15.271	15.730	12	15.567	16.067	375	15.717	16.238	468
2015	15.730	15.227	15	16.067	15.585	358	16.238	15.766	422
2016	15.227	15.431	14	15.585	15.825	331	15.766	16.026	366
Delaware VIP Emerging Markets
2007	39.833	54.134	44	21.127	28.769	257	30.253	41.238	175
2008	54.134	25.662	40	28.769	13.666	178	41.238	19.608	141
2009	25.662	44.737	37	13.666	23.871	145	19.608	34.285	108
2010	44.737	51.889	29	23.871	27.743	124	34.285	39.886	86
2011	51.889	40.729	23	27.743	21.819	114	39.886	31.401	80
2012	40.729	45.632	4	21.819	24.495	67	31.401	35.287	61
2013	45.632	49.187	4	24.495	26.456	110	35.287	38.150	59
2014	49.187	44.273	3	26.456	23.861	105	38.150	34.442	52
2015	44.273	37.020	2	23.861	19.992	107	34.442	28.887	47
2016	37.020	41.293	2	19.992	22.344	65	28.887	32.318	41
Delaware VIP High Yield
2007	16.196	16.296	35	16.364	16.498	465	13.453	13.576	859
2008	16.296	12.083	24	16.498	12.257	371	13.576	10.097	653
2009	12.083	17.624	24	12.257	17.914	283	10.097	14.771	532
2010	17.624	19.871	18	17.914	20.238	252	14.771	16.705	504
2011	19.871	19.951	11	20.238	20.361	207	16.705	16.823	366
2012	19.951	22.973	9	20.361	23.492	155	16.823	19.429	274
2013	22.973	24.564	7	23.492	25.169	125	19.429	20.837	227
2014	24.564	23.972	5	25.169	24.612	100	20.837	20.396	208
2015	23.972	21.904	4	24.612	22.533	90	20.396	18.692	177
2016	21.904	24.267	4	22.533	25.014	76	18.692	20.771	153

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP Limited-Term Diversified Income
2007	10.141	10.371	4	10.173	10.425	76	10.190	10.452	15
2008	10.371	10.110	3	10.425	10.183	98	10.452	10.220	202
2009	10.110	11.168	3	10.183	11.272	148	10.220	11.323	233
2010	11.168	11.429	8	11.272	11.558	228	11.323	11.622	247
2011	11.429	11.500	14	11.558	11.654	290	11.622	11.730	280
2012	11.500	11.569	10	11.654	11.746	468	11.730	11.835	260
2013	11.569	11.200	12	11.746	11.395	199	11.835	11.493	287
2014	11.200	11.148	10	11.395	11.365	176	11.493	11.474	276
2015	11.148	11.007	11	11.365	11.244	175	11.474	11.363	212
2016	11.007	10.987	10	11.244	11.245	199	11.363	11.376	168
Delaware VIP REIT
2007	25.171	21.195	30	25.436	21.461	315	27.270	23.032	475
2008	21.195	13.458	22	21.461	13.654	246	23.032	14.668	318
2009	13.458	16.273	20	13.654	16.543	193	14.668	17.790	244
2010	16.273	20.215	13	16.543	20.592	144	17.790	22.166	175
2011	20.215	21.941	7	20.592	22.395	120	22.166	24.131	143
2012	21.941	25.103	9	22.395	25.674	112	24.131	27.692	117
2013	25.103	25.104	6	25.674	25.727	88	27.692	27.776	99
2014	25.104	31.805	6	25.727	32.659	74	27.776	35.296	78
2015	31.805	32.306	10	32.659	33.240	67	35.296	35.959	72
2016	32.306	33.478	9	33.240	34.515	64	35.959	37.376	61
Delaware VIP Small Cap Value
2007	21.947	20.061	127	22.181	20.315	440	24.445	22.412	541
2008	20.061	13.765	120	20.315	13.967	378	22.412	15.424	457
2009	13.765	17.769	108	13.967	18.066	265	15.424	19.970	352
2010	17.769	22.999	92	18.066	23.430	200	19.970	25.926	260
2011	22.999	22.207	75	23.430	22.669	168	25.926	25.109	205
2012	22.207	24.760	15	22.669	25.325	117	25.109	28.079	163
2013	24.760	32.352	12	25.325	33.158	85	28.079	36.800	130
2014	32.352	33.527	9	33.158	34.430	74	36.800	38.251	109
2015	33.527	30.770	7	34.430	31.662	67	38.251	35.211	91
2016	30.770	39.576	5	31.662	40.805	63	35.211	45.424	81
Delaware VIP Smid Cap Growth(4)
2007	15.950	17.287	15	16.119	17.504	268	8.180	8.892	873
2008	17.287	9.013	12	17.504	9.145	222	8.892	4.650	656
2009	9.013	13.652	9	9.145	13.879	183	4.650	7.065	511
2010	16.196	18.310	5	16.491	18.652	144	8.401	9.503	366
2011	18.310	19.384	4	18.652	19.786	116	9.503	10.091	280
2012	19.384	21.057	3	19.786	21.536	90	10.091	10.995	244
2013	21.057	29.126	4	21.536	29.849	75	10.995	15.254	186
2014	29.126	29.399	3	29.849	30.188	65	15.254	15.443	154
2015	29.399	30.954	2	30.188	31.849	64	15.443	16.309	163
2016	30.954	32.806	2	31.849	33.822	52	16.309	17.336	128
Delaware VIP U.S. Growth
2007	11.106	12.246	10	11.226	12.403	235	11.284	12.479	308
2008	12.246	6.865	7	12.403	6.967	185	12.479	7.017	222
2009	6.865	9.629	6	6.967	9.792	173	7.017	9.872	164
2010	9.629	10.727	5	9.792	10.930	149	9.872	11.031	126
2011	10.727	11.315	2	10.930	11.552	160	11.031	11.670	109
2012	11.315	12.873	1*	11.552	13.170	114	11.670	13.317	123
2013	12.873	16.982	3	13.170	17.407	89	13.317	17.620	104
2014	16.982	18.743	1*	17.407	19.251	73	17.620	19.506	79
2015	18.743	19.324	1*	19.251	19.887	76	19.506	20.171	66
2016	19.324	17.918	1*	19.887	18.478	66	20.171	18.760	58

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Delaware VIP Value
2007	15.740	14.982	13	15.908	15.171	333	15.675	14.964	369
2008	14.982	9.765	4	15.171	9.908	238	14.964	9.783	250
2009	9.765	11.272	4	9.908	11.461	184	9.783	11.327	201
2010	11.272	12.755	3	11.461	12.994	149	11.327	12.855	159
2011	12.755	13.674	2	12.994	13.958	143	12.855	13.823	165
2012	13.674	15.353	3	13.958	15.704	95	13.823	15.567	129
2013	15.353	20.092	5	15.704	20.592	97	15.567	20.433	119
2014	20.092	22.415	5	20.592	23.019	89	20.433	22.864	130
2015	22.415	21.852	5	23.019	22.486	97	22.864	22.357	114
2016	21.852	24.511	6	22.486	25.273	94	22.357	25.153	122
Deutsche Alternative Asset Allocation VIP
2009	N/A	N/A	N/A	10.830	11.479	4	10.740	11.491	7
2010	11.468	12.619	1*	11.479	12.657	25	11.491	12.683	14
2011	12.619	11.995	1*	12.657	12.056	26	12.683	12.093	17
2012	N/A	N/A	N/A	12.056	12.963	11	12.093	13.015	26
2013	12.584	12.724	1*	12.963	12.840	7	13.015	12.905	16
2014	N/A	N/A	N/A	12.840	13.032	8	12.905	13.111	17
2015	N/A	N/A	N/A	13.032	11.974	7	13.111	12.059	14
2016	N/A	N/A	N/A	11.974	12.360	6	12.059	12.460	17
Deutsche Equity 500 Index VIP(1)
2004	12.119	13.000	3	12.026	13.043	86	12.033	13.064	203
2005	13.000	13.319	9	13.043	13.389	178	13.064	13.424	297
2006	13.319	15.061	4	13.389	15.170	185	13.424	15.225	262
2007	15.061	15.521	4	15.170	15.665	151	15.225	15.737	233
2008	15.521	9.542	3	15.665	9.650	108	15.737	9.704	177
2009	9.542	11.800	1*	9.650	11.957	86	9.704	12.036	139
2010	11.800	13.258	1*	11.957	13.462	62	12.036	13.565	115
2011	13.258	13.204	1*	13.462	13.433	43	13.565	13.55	93
2012	13.204	14.953	1*	13.433	15.243	33	13.55	15.391	63
2013	14.953	17.462	1*	15.243	17.814	32	15.391	17.993	56
Deutsche Small Cap Index VIP(5)
2004	N/A	N/A	N/A	13.522	15.618	66	13.531	15.643	124
2005	15.567	15.884	1*	15.618	15.968	92	15.643	16.010	194
2006	15.884	18.264	1*	15.968	18.398	93	16.010	18.464	183
2007	18.264	17.534	1*	18.398	17.697	76	18.464	17.779	168
2008	17.534	11.298	3	17.697	11.426	54	17.779	11.490	105
2009	11.298	13.997	1*	11.426	14.184	49	11.490	14.278	76
2010	13.997	17.320	1*	14.184	17.586	39	14.278	17.721	53
2011	17.32	16.216	1*	17.586	16.498	30	17.721	16.641	45
2012	16.216	18.437	3	16.498	18.796	28	16.641	18.977	35
2013	18.437	21.552	3	18.796	21.988	27	18.977	22.209	33
Fidelity VIP Contrafund
2007	17.241	19.843	64	17.429	20.100	853	17.519	20.224	1,000
2008	19.843	11.158	59	20.100	11.325	942	20.224	11.406	880
2009	11.158	14.830	34	11.325	15.083	862	11.406	15.206	732
2010	14.830	17.015	31	15.083	17.338	727	15.206	17.498	552
2011	17.015	16.229	24	17.338	16.571	488	17.498	16.741	452
2012	16.229	18.494	17	16.571	18.922	356	16.741	19.134	371
2013	18.494	23.763	14	18.922	24.361	364	19.134	24.659	318
2014	23.763	26.033	14	24.361	26.742	241	24.659	27.096	296
2015	26.033	25.649	14	26.742	26.400	224	27.096	26.777	245
2016	25.649	27.112	12	26.400	27.962	191	26.777	28.389	212

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Fidelity VIP Equity-Income(1)
2004	11.503	12.555	19	11.556	12.637	337	10.570	11.571	639
2005	12.555	13.005	48	12.637	13.116	608	11.571	12.022	1,142
2006	13.005	15.303	45	13.116	15.465	533	12.022	14.188	999
2007	15.303	15.206	35	15.465	15.398	484	14.188	14.141	882
2008	15.206	8.532	31	15.398	8.657	417	14.141	7.958	690
2009	8.532	10.873	27	8.657	11.054	363	7.958	10.172	500
2010	10.873	12.260	22	11.054	12.489	289	10.172	11.504	336
2011	12.26	12.108	17	12.489	12.359	224	11.504	11.396	250
2012	12.108	13.907	14	12.359	14.223	199	11.396	13.128	208
2013	13.907	16.239	13	14.223	16.621	189	13.128	15.347	195
Fidelity VIP Growth
2007	11.462	14.245	18	11.583	14.424	266	6.683	8.330	570
2008	14.245	7.364	14	14.424	7.472	254	8.330	4.320	441
2009	7.364	9.246	14	7.472	9.400	212	4.320	5.440	338
2010	9.246	11.237	12	9.400	11.447	148	5.440	6.631	254
2011	11.237	11.022	9	11.447	11.251	115	6.631	6.524	212
2012	11.022	12.372	11	11.251	12.654	94	6.524	7.345	165
2013	12.372	16.510	9	12.654	16.920	70	7.345	9.831	130
2014	16.510	17.983	7	16.920	18.466	61	9.831	10.740	121
2015	17.983	18.863	7	18.466	19.409	56	10.740	11.299	118
2016	18.863	18.609	7	19.409	19.186	53	11.299	11.181	103
Fidelity VIP Mid Cap
2007	12.736	14.413	7	12.776	14.487	432	12.796	14.524	248
2008	14.413	8.540	7	14.487	8.602	312	14.524	8.632	252
2009	8.540	11.711	4	8.602	11.818	248	8.632	11.872	243
2010	11.711	14.774	8	11.818	14.939	256	11.872	15.022	228
2011	14.774	12.922	6	14.939	13.093	134	15.022	13.179	162
2012	12.922	14.525	5	13.093	14.747	115	13.179	14.859	142
2013	14.525	19.364	4	14.747	19.699	82	14.859	19.869	131
2014	19.364	20.146	3	19.699	20.535	73	19.869	20.733	121
2015	20.146	19.445	2	20.535	19.860	70	20.733	20.071	88
2016	19.445	21.353	2	19.860	21.853	92	20.071	22.108	80
Fidelity VIP Overseas(6)
2004	11.929	13.263	17	11.985	13.352	251	7.355	8.202	639
2005	13.263	15.458	53	13.352	15.592	490	8.202	9.588	1,268
2006	15.458	17.863	51	15.592	18.054	440	9.588	11.113	1,072
2007	17.863	20.515	38	18.054	20.777	378	11.113	12.801	918
2008	20.515	11.280	27	20.777	11.447	301	12.801	7.060	746
2009	11.280	13.970	35	11.447	14.205	266	7.060	8.770	565
2010	13.970	15.466	21	14.205	15.757	212	8.770	9.738	426
2011	15.466	12.543	15	15.757	12.805	170	9.738	7.921	337
2012	12.543	14.815	11	12.805	15.155	126	7.921	9.384	274
2013	14.815	16.517	11	15.155	16.909	115	9.384	10.474	257
Franklin Income VIP
2007	11.205	11.407	14	11.219	11.444	371	11.225	11.462	429
2008	11.407	7.873	3	11.444	7.914	423	11.462	7.935	459
2009	7.873	10.475	9	7.914	10.550	313	7.935	10.589	377
2010	10.475	11.580	4	10.550	11.687	225	10.589	11.741	320
2011	11.580	11.633	9	11.687	11.764	165	11.741	11.830	271
2012	11.633	12.858	3	11.764	13.029	207	11.830	13.116	281
2013	12.858	14.375	6	13.029	14.595	168	13.116	14.707	249
2014	14.375	14.755	6	14.595	15.012	112	14.707	15.142	179
2015	14.755	13.456	19	15.012	13.718	108	15.142	13.850	107
2016	13.456	15.055	18	13.718	15.378	90	13.850	15.542	115

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Franklin Mutual Shares VIP
2007	11.249	11.421	8	11.263	11.458	275	11.270	11.477	295
2008	11.421	7.048	2	11.458	7.084	242	11.477	7.104	306
2009	7.048	8.716	3	7.084	8.779	186	7.104	8.812	220
2010	8.716	9.510	3	8.779	9.598	121	8.812	9.643	188
2011	9.510	9.233	3	9.598	9.337	94	9.643	9.391	177
2012	9.233	10.350	2	9.337	10.488	74	9.391	10.558	135
2013	10.350	13.025	2	10.488	13.225	60	10.558	13.327	113
2014	13.025	13.690	2	13.225	13.928	52	13.327	14.050	92
2015	13.690	12.769	2	13.928	13.017	49	14.050	13.144	78
2016	12.769	14.541	2	13.017	14.853	33	13.144	15.013	75
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2004	11.581	12.667	13	11.634	12.751	121	6.359	6.977	428
2005	12.667	13.024	21	12.751	13.136	193	6.977	7.195	720
2006	13.024	13.890	16	13.136	14.037	176	7.195	7.696	655
2007	13.890	15.160	16	14.037	15.352	158	7.696	8.425	615
2008	15.160	8.554	14	15.352	8.679	152	8.425	4.768	443
2009	8.554	12.050	13	8.679	12.251	131	4.768	6.737	348
2010	12.050	15.089	17	12.251	15.372	117	6.737	8.461	292
2011	15.089	14.09	6	15.372	14.382	73	8.461	7.925	215
2012	14.09	15.325	5	14.382	15.674	66	7.925	8.645	179
2013	15.325	17.841	5	15.674	18.262	73	8.645	10.076	172
Invesco V.I. American Franchise
2007	N/A	N/A	N/A	11.372	12.492	32	11.432	12.571	5
2008	N/A	N/A	N/A	N/A	N/A	N/A	12.571	7.098	3
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.098	8.432	1*
2010	N/A	N/A	N/A	8.363	9.472	2	8.432	9.560	1*
2011	N/A	N/A	N/A	9.472	8.556	2	9.560	8.645	1*
2012	N/A	N/A	N/A	9.815	9.442	2	9.919	9.549	1*
2013	N/A	N/A	N/A	9.442	12.977	2	9.549	13.138	1*
2014	N/A	N/A	N/A	12.977	13.801	2	13.138	13.985	1*
2015	N/A	N/A	N/A	13.801	14.212	1*	13.985	14.417	2
2016	N/A	N/A	N/A	14.212	14.255	1*	14.417	14.474	2
Invesco V.I. Core Equity
2007	N/A	N/A	N/A	11.530	12.228	16	11.591	12.306	3
2008	N/A	N/A	N/A	12.228	8.377	1*	12.306	8.438	1*
2009	N/A	N/A	N/A	N/A	N/A	N/A	8.438	10.628	1*
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	15.713	15.713	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	15.713	16.660	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Invesco V.I. International Growth
2007	N/A	N/A	N/A	19.630	22.088	14	19.731	22.223	10
2008	N/A	N/A	N/A	22.088	12.910	2	22.223	13.002	4
2009	N/A	N/A	N/A	12.910	17.124	2	13.002	17.263	2
2010	N/A	N/A	N/A	17.124	18.958	2	17.263	19.132	2
2011	N/A	N/A	N/A	18.958	17.335	1*	19.132	17.511	2
2012	N/A	N/A	N/A	17.335	19.643	1*	17.511	19.862	1*
2013	N/A	N/A	N/A	19.643	22.926	1*	19.862	23.206	1*
2014	N/A	N/A	N/A	22.926	22.560	29	23.206	22.858	7
2015	N/A	N/A	N/A	22.560	21.600	29	22.858	21.906	10
2016	N/A	N/A	N/A	21.600	21.088	30	21.906	21.409	15

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Janus Aspen Balanced
2007	13.237	14.324	1*	13.376	14.504	103	13.447	14.595	116
2008	14.324	11.797	1*	14.504	11.969	100	14.595	12.057	86
2009	11.797	14.536	1*	11.969	14.778	103	12.057	14.901	72
2010	14.536	15.421	1*	14.778	15.709	99	14.901	15.855	86
2011	N/A	N/A	N/A	15.709	15.653	95	15.855	15.815	75
2012	N/A	N/A	N/A	15.653	17.447	86	15.815	17.646	52
2013	N/A	N/A	N/A	17.447	20.550	85	17.646	20.805	40
2014	N/A	N/A	N/A	20.550	21.868	83	20.805	22.161	33
2015	N/A	N/A	N/A	21.868	21.588	22	22.161	21.899	28
2016	21.254	21.477	9	21.588	22.142	22	21.899	22.483	25
Janus Aspen Enterprise
2007	15.329	18.310	2	15.490	18.540	50	15.566	18.650	68
2008	18.310	10.086	4	18.540	10.233	35	18.650	10.304	39
2009	10.086	14.295	4	10.233	14.532	26	10.304	14.647	28
2010	14.295	17.605	1*	14.532	17.933	18	14.647	18.094	23
2011	17.605	16.988	3	17.933	17.339	12	18.094	17.512	21
2012	16.988	19.500	1*	17.339	19.943	11	17.512	20.162	19
2013	19.500	25.263	1*	19.943	25.889	8	20.162	26.199	15
2014	25.263	27.822	1*	25.889	28.568	7	26.199	28.940	18
2015	27.822	28.327	1*	28.568	29.145	7	28.940	29.553	12
2016	28.327	31.158	1*	29.145	32.122	8	29.553	32.605	11
Janus Aspen Global Research
2007	12.505	13.418	1*	12.640	13.591	1*	12.708	13.677	5
2008	13.418	7.266	1*	N/A	N/A	N/A	13.677	7.429	3
2009	7.266	9.796	1*	N/A	N/A	N/A	7.429	10.046	1*
2010	9.796	11.103	1*	N/A	N/A	N/A	10.046	11.420	1*
2011	11.103	9.370	1*	N/A	N/A	N/A	11.420	9.667	1*
2012	9.370	11.020	1*	N/A	N/A	N/A	9.667	11.403	1*
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	9.541	9.416	3	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.416	9.797	3	N/A	N/A	N/A
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	10.986	11.185	2	10.888	11.197	4
2015	N/A	N/A	N/A	11.185	10.530	4	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.530	12.158	11	9.974	12.194	1*
LVIP Baron Growth Opportunities(7)
2007	N/A	N/A	N/A	10.613	10.791	48	10.619	10.808	41
2008	9.296	6.423	1*	10.791	6.457	239	10.808	6.474	58
2009	6.423	8.718	1*	6.457	8.781	197	6.474	8.813	51
2010	8.718	10.811	1*	8.781	10.911	151	8.813	10.961	46
2011	10.811	11.034	1*	10.911	11.158	81	10.961	11.221	42
2012	11.034	12.801	9	11.158	12.972	28	11.221	13.058	47
2013	12.801	17.593	10	12.972	17.863	69	13.058	17.999	43
2014	17.593	18.100	10	17.863	18.414	32	17.999	18.573	35
2015	18.100	16.912	9	18.414	17.240	29	18.573	17.406	50
2016	16.912	17.518	1*	17.240	17.894	23	17.406	18.084	43
LVIP BlackRock Dividend Value Managed Volatility
2007	N/A	N/A	N/A	11.424	11.691	30	11.442	11.721	26
2008	N/A	N/A	N/A	11.691	7.071	29	11.721	7.096	28
2009	N/A	N/A	N/A	7.071	8.550	26	7.096	8.589	25
2010	N/A	N/A	N/A	8.550	9.889	23	8.589	9.944	20
2011	N/A	N/A	N/A	9.889	9.448	21	9.944	9.511	17
2012	N/A	N/A	N/A	9.448	10.839	20	9.511	10.922	17
2013	N/A	N/A	N/A	10.839	12.566	16	10.922	12.675	6
2014	12.353	12.512	3	12.566	12.753	21	12.675	12.876	13
2015	12.512	11.651	1*	12.753	11.899	17	12.876	12.026	30
2016	11.651	12.766	1*	11.899	13.065	23	12.026	13.217	17

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP BlackRock Emerging Markets Managed Volatility(14)
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	10.626	9.907	1*	10.794	9.921	1*
2014	N/A	N/A	N/A	9.907	9.240	7	9.921	9.262	7
2015	9.864	7.651	1*	9.240	7.702	9	9.262	7.728	12
2016	7.651	8.017	1*	7.702	8.086	9	7.728	8.121	9
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	N/A	N/A	N/A	9.774	10.401	6	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.401	10.169	6	10.409	10.186	1*
2015	10.428	9.482	2	10.169	9.532	7	10.186	9.557	11
2016	9.482	9.536	2	9.532	9.606	6	9.557	9.641	9
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	10.145	10.093	1*	10.334	10.099	5
2011	10.080	11.065	1*	10.093	11.101	29	10.099	11.119	98
2012	11.065	11.535	1*	11.101	11.596	29	11.119	11.626	82
2013	11.535	10.348	12	11.596	10.423	273	11.626	10.461	413
2014	10.348	10.446	199	10.423	10.543	256	10.461	10.592	329
2015	10.446	9.940	84	10.543	10.053	210	10.592	10.109	281
2016	9.940	10.077	81	10.053	10.212	192	10.109	10.280	253
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility(15)
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	10.337	10.417	1*	9.962	10.428	1*
2015	N/A	N/A	N/A	10.417	9.808	13	10.428	9.827	5
2016	N/A	N/A	N/A	9.808	10.477	11	9.827	10.508	1*
LVIP Blended Large Cap Growth Managed Volatility
2007	13.727	16.178	8	13.826	16.328	131	13.877	16.404	146
2008	16.178	9.370	9	16.328	9.476	83	16.404	9.530	138
2009	9.370	12.703	7	9.476	12.872	71	9.530	12.958	99
2010	12.703	13.845	7	12.872	14.057	58	12.958	14.165	79
2011	13.845	12.779	4	14.057	13.001	45	14.165	13.114	47
2012	12.779	14.558	3	13.001	14.840	40	13.114	14.984	40
2013	14.558	17.881	3	14.840	18.264	28	14.984	18.460	30
2014	17.881	18.437	2	18.264	18.870	25	18.460	19.091	28
2015	18.437	18.287	2	18.870	18.754	24	19.091	18.993	30
2016	18.287	17.663	2	18.754	18.150	20	18.993	18.400	25
LVIP Blended Mid Cap Managed Volatility
2007	N/A	N/A	N/A	10.179	10.832	3	10.181	10.839	19
2008	N/A	N/A	N/A	10.832	5.385	4	10.839	5.394	14
2009	N/A	N/A	N/A	5.385	7.838	5	5.394	7.859	4
2010	7.797	9.712	1*	7.838	9.782	9	7.859	9.818	14
2011	N/A	N/A	N/A	9.782	8.864	42	9.818	8.905	9
2012	N/A	N/A	N/A	8.864	9.256	9	8.905	9.308	4
2013	10.475	11.183	4	9.256	11.332	38	9.308	11.407	18
2014	N/A	N/A	N/A	11.332	10.300	14	11.407	10.379	15
2015	10.819	9.512	1*	10.300	9.677	15	10.379	9.761	12
2016	9.512	9.520	1*	9.677	9.704	10	9.761	9.798	8

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Clarion Global Real Estate
2007	9.445	8.206	6	10.062	8.216	61	9.598	8.221	28
2008	8.206	4.655	6	8.216	4.670	84	8.221	4.678	95
2009	4.655	6.280	2	4.670	6.313	71	4.678	6.330	169
2010	6.280	7.250	10	6.313	7.303	60	6.330	7.329	151
2011	7.250	6.480	6	7.303	6.540	157	7.329	6.571	129
2012	6.480	7.909	3	6.540	7.999	54	6.571	8.044	106
2013	7.909	7.996	3	7.999	8.103	45	8.044	8.157	83
2014	7.996	8.913	1*	8.103	9.050	36	8.157	9.119	72
2015	8.913	8.617	1*	9.050	8.767	27	9.119	8.843	57
2016	8.617	8.534	1*	8.767	8.700	22	8.843	8.784	57
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.003	9.246	7
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.246	9.410	12
LVIP Delaware Bond
2007	10.610	10.949	223	10.687	11.050	2,669	10.726	11.101	4,338
2008	10.949	10.392	171	11.050	10.510	2,136	11.101	10.569	3,247
2009	10.392	12.081	137	10.510	12.242	1,681	10.569	12.323	2,536
2010	12.081	12.816	99	12.242	13.013	1,291	12.323	13.112	2,074
2011	12.816	13.488	69	13.013	13.722	1,043	13.112	13.841	1,597
2012	13.488	14.059	55	13.722	14.332	888	13.841	14.471	1,343
2013	14.059	13.430	47	14.332	13.718	784	14.471	13.864	1,083
2014	13.430	13.915	44	13.718	14.242	660	13.864	14.409	958
2015	13.915	13.658	40	14.242	14.007	570	14.409	14.185	865
2016	13.658	13.718	38	14.007	14.097	523	14.185	14.290	757
LVIP Delaware Diversified Floating Rate
2010	N/A	N/A	N/A	10.038	10.034	4	10.038	10.040	21
2011	10.021	9.785	3	10.034	9.817	54	10.040	9.833	33
2012	9.785	9.981	3	9.817	10.034	65	9.833	10.060	137
2013	9.981	9.843	5	10.034	9.914	77	10.060	9.950	249
2014	9.843	9.692	32	9.914	9.783	68	9.950	9.828	207
2015	9.692	9.418	33	9.783	9.524	60	9.828	9.578	143
2016	9.418	9.426	33	9.524	9.551	61	9.578	9.615	175
LVIP Delaware Foundation Aggressive Allocation(8)
2007	14.744	15.351	1*	14.851	15.494	62	14.905	15.566	73
2008	15.351	10.032	1*	15.494	10.146	62	15.566	10.204	60
2009	10.032	12.960	1*	10.146	13.133	52	10.204	13.221	48
2010	12.960	14.268	1*	13.133	14.488	35	13.221	14.599	33
2011	14.268	13.682	1*	14.488	13.920	19	14.599	14.041	29
2012	13.682	15.171	1*	13.920	15.466	10	14.041	15.616	23
2013	15.171	17.854	1*	15.466	18.237	23	15.616	18.432	12
2014	17.854	18.232	1*	18.237	18.661	19	18.432	18.879	12
2015	18.232	17.606	1*	18.661	18.057	1*	18.879	18.286	10
2016	17.606	18.200	1*	18.057	18.703	1*	18.286	18.960	7
LVIP Delaware Social Awareness
2007	16.273	16.399	35	16.391	16.552	478	16.451	16.628	635
2008	16.399	10.517	24	16.552	10.636	375	16.628	10.696	484
2009	10.517	13.367	24	10.636	13.546	311	10.696	13.636	349
2010	13.367	14.582	15	13.546	14.806	237	13.636	14.919	249
2011	14.582	14.349	11	14.806	14.599	184	14.919	14.725	190
2012	14.349	16.174	8	14.599	16.488	155	14.725	16.648	154
2013	16.174	21.457	7	16.488	21.919	123	16.648	22.153	124
2014	21.457	24.169	4	21.919	24.738	98	22.153	25.027	97
2015	24.169	23.475	3	24.738	24.076	88	25.027	24.381	88
2016	23.475	24.476	3	24.076	25.153	80	24.381	25.498	78

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Delaware Special Opportunities
2007	N/A	N/A	N/A	9.775	9.137	1*	9.908	9.142	20
2008	N/A	N/A	N/A	9.137	5.672	14	9.142	5.681	39
2009	N/A	N/A	N/A	5.672	7.249	4	5.681	7.268	15
2010	N/A	N/A	N/A	7.249	9.277	15	7.268	9.311	14
2011	N/A	N/A	N/A	9.277	8.616	36	9.311	8.656	14
2012	N/A	N/A	N/A	8.616	9.702	6	8.656	9.757	22
2013	10.759	12.550	1*	9.702	12.717	5	9.757	12.801	22
2014	12.550	13.207	1*	12.717	13.409	2	12.801	13.512	13
2015	13.207	12.947	1*	13.409	13.172	3	13.512	13.286	15
2016	N/A	N/A	N/A	13.172	15.538	10	13.286	15.688	23
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	9.867	8.964	2	9.881	8.970	2
2016	N/A	N/A	N/A	8.964	9.186	2	8.970	9.202	2
LVIP Dimensional International Equity Managed Volatility
2011	8.750	8.285	6	8.210	8.295	19	8.758	8.300	19
2012	8.285	9.630	6	8.295	9.662	24	8.300	9.677	17
2013	9.630	10.851	7	9.662	10.908	27	9.677	10.937	34
2014	10.851	9.823	1*	10.908	9.895	49	10.937	9.930	24
2015	9.823	9.232	2	9.895	9.318	48	9.930	9.361	36
2016	9.232	9.214	2	9.318	9.319	49	9.361	9.371	24
LVIP Dimensional U.S. Core Equity 1
2007	11.382	11.821	10	11.417	11.882	1*	11.435	11.912	13
2008	11.821	7.424	10	11.882	7.477	18	11.912	7.503	11
2009	7.424	9.049	10	7.477	9.132	11	7.503	9.174	9
2010	N/A	N/A	N/A	9.132	10.105	2	9.174	10.161	22
2011	N/A	N/A	N/A	10.105	10.018	2	10.161	10.084	17
2012	N/A	N/A	N/A	10.018	11.318	1*	10.084	11.404	16
2013	N/A	N/A	N/A	11.318	14.777	2	11.404	14.904	6
2014	N/A	N/A	N/A	14.777	16.384	2	14.904	16.542	4
2015	N/A	N/A	N/A	16.384	15.731	3	16.542	15.898	5
2016	N/A	N/A	N/A	15.731	17.632	3	15.898	17.837	5
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.072	9.363	28
2016	N/A	N/A	N/A	N/A	N/A	N/A	9.363	10.732	15
LVIP Dimensional U.S. Equity Managed Volatility
2011	8.689	9.338	12	8.529	9.351	17	8.831	9.356	35
2012	9.338	10.730	11	9.351	10.767	28	9.356	10.783	19
2013	10.730	13.567	12	10.767	13.639	32	10.783	13.674	32
2014	13.567	13.902	2	13.639	14.004	48	13.674	14.054	40
2015	13.902	12.570	2	14.004	12.688	39	14.054	12.746	13
2016	12.570	13.672	2	12.688	13.829	37	12.746	13.905	13
LVIP Dimensional/Vanguard Total Bond
2011	10.195	10.324	5	10.295	10.337	13	10.077	10.344	23
2012	10.324	10.483	6	10.337	10.517	34	10.344	10.534	15
2013	N/A	N/A	N/A	10.517	10.029	39	10.534	10.055	12
2014	N/A	N/A	N/A	10.029	10.293	54	10.055	10.330	28
2015	10.156	10.033	3	10.293	10.126	53	10.330	10.173	20
2016	10.033	10.025	3	10.126	10.138	58	10.173	10.196	33
LVIP Franklin Templeton Global Equity Managed Volatility
2007	9.750	9.777	2	10.153	9.789	28	9.802	9.795	10
2008	9.777	5.957	1*	9.789	5.976	66	9.795	5.986	6
2009	5.957	7.470	1*	5.976	7.509	71	5.986	7.529	10
2010	N/A	N/A	N/A	7.509	7.848	30	7.529	7.877	15
2011	N/A	N/A	N/A	7.848	7.458	27	7.877	7.493	13
2012	N/A	N/A	N/A	7.458	8.866	26	7.493	8.916	24
2013	9.682	10.291	3	8.866	10.428	28	8.916	10.497	16
2014	10.291	9.872	2	10.428	10.023	38	10.497	10.100	30
2015	N/A	N/A	N/A	10.023	9.041	33	10.100	9.119	33
2016	N/A	N/A	N/A	9.041	9.081	24	9.119	9.168	14

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	10.618	10.252	175	9.658	10.268	8
2015	N/A	N/A	N/A	10.252	9.270	10	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.270	10.112	5	N/A	N/A	N/A
LVIP Global Conservative Allocation Managed Risk
2007	N/A	N/A	N/A	10.989	11.615	234	11.007	11.645	231
2008	11.201	9.224	20	11.615	9.290	234	11.645	9.323	279
2009	N/A	N/A	N/A	9.290	11.375	276	9.323	11.427	438
2010	N/A	N/A	N/A	11.375	12.327	173	11.427	12.396	225
2011	N/A	N/A	N/A	12.327	12.535	171	12.396	12.617	167
2012	N/A	N/A	N/A	12.535	13.495	196	12.617	13.597	171
2013	13.292	14.277	2	13.495	14.524	159	13.597	14.649	108
2014	14.277	14.769	2	14.524	15.054	140	14.649	15.199	79
2015	14.769	14.168	2	15.054	14.470	124	15.199	14.624	53
2016	14.168	14.561	2	14.470	14.902	73	14.624	15.076	38
LVIP Global Growth Allocation Managed Risk
2007	11.876	12.764	6	11.913	12.830	310	11.932	12.863	458
2008	12.764	8.318	6	12.830	8.378	342	12.863	8.408	440
2009	8.318	10.505	6	8.378	10.601	338	8.408	10.650	391
2010	10.505	11.588	15	10.601	11.718	280	10.650	11.783	360
2011	11.588	11.342	13	11.718	11.492	210	11.783	11.568	173
2012	11.342	12.116	21	11.492	12.301	288	11.568	12.395	183
2013	12.116	13.465	22	12.301	13.698	416	12.395	13.816	231
2014	13.465	13.635	21	13.698	13.899	411	13.816	14.032	152
2015	13.635	12.853	13	13.899	13.127	236	14.032	13.267	108
2016	12.853	13.177	13	13.127	13.485	183	13.267	13.642	93
LVIP Global Income
2009	10.958	10.652	1*	10.436	10.668	37	10.115	10.673	34
2010	N/A	N/A	N/A	10.668	11.476	132	10.673	11.492	114
2011	11.436	11.314	1*	11.476	11.376	94	11.492	11.404	97
2012	11.314	11.925	1*	11.376	12.015	104	11.404	12.056	76
2013	11.925	11.342	4	12.015	11.450	110	12.056	11.501	85
2014	11.342	11.316	4	11.450	11.447	104	11.501	11.509	103
2015	11.316	10.851	2	11.447	10.999	98	11.509	11.070	78
2016	10.851	10.675	3	10.999	10.841	92	11.070	10.922	74
LVIP Global Moderate Allocation Managed Risk
2007	11.465	12.261	15	11.501	12.324	297	11.519	12.356	1,391
2008	12.261	8.805	13	12.324	8.868	362	12.356	8.900	1,320
2009	8.805	11.035	12	8.868	11.136	576	8.900	11.187	919
2010	11.035	12.092	12	11.136	12.227	423	11.187	12.296	728
2011	12.092	11.973	15	12.227	12.131	343	12.296	12.211	507
2012	11.973	12.842	14	12.131	13.038	336	12.211	13.137	563
2013	12.842	14.060	14	13.038	14.303	290	13.137	14.426	575
2014	14.060	14.331	21	14.303	14.608	254	14.426	14.748	469
2015	14.331	13.553	11	14.608	13.842	160	14.748	13.989	411
2016	13.553	13.839	10	13.842	14.163	139	13.989	14.328	368
LVIP Government Money Market
2007	10.079	10.355	69	10.152	10.450	903	10.188	10.498	1,214
2008	10.355	10.372	161	10.450	10.488	1,339	10.498	10.548	2,139
2009	10.372	10.185	179	10.488	10.320	738	10.548	10.389	1,040
2010	10.185	9.998	62	10.320	10.151	492	10.389	10.228	744
2011	9.998	9.813	54	10.151	9.982	577	10.228	10.069	660
2012	9.813	9.630	43	9.982	9.817	489	10.069	9.912	476
2013	9.630	9.451	36	9.817	9.654	387	9.912	9.757	439
2014	9.451	9.276	15	9.654	9.493	296	9.757	9.604	348
2015	9.276	9.103	14	9.493	9.335	300	9.604	9.454	315
2016	9.103	8.934	60	9.335	9.180	311	9.454	9.306	306
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	10.323	10.815	2	10.326	10.822	1*
2006	N/A	N/A	N/A	10.815	11.262	3	10.822	11.280	22

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Growth Opportunities(10)
2005	N/A	N/A	N/A	11.589	11.436	1*	10.271	11.443	1*
2006	N/A	N/A	N/A	11.436	12.356	7	11.443	12.375	3
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.370	9.527	18	10.352	9.550	4	10.162	9.573	3
2016	9.527	10.352	18	9.550	10.399	5	9.573	10.434	3
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.078	10.283	1*
2015	10.282	9.163	1*	10.277	9.200	19	10.283	9.218	4
2016	9.163	9.517	1*	9.200	9.575	25	9.218	9.603	1*
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.642	10.805	2
2011	10.785	10.850	2	10.798	10.885	8	10.805	10.903	107
2012	10.850	12.204	2	10.885	12.268	9	10.903	12.300	104
2013	12.204	12.729	5	12.268	12.821	13	12.300	12.868	88
2014	12.729	12.812	2	12.821	12.931	17	12.868	12.991	59
2015	12.812	12.046	3	12.931	12.182	18	12.991	12.251	75
2016	12.046	13.353	3	12.182	13.531	29	12.251	13.621	78
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	8.215	6.056	1*	9.081	6.067	4
2009	6.185	7.365	1*	6.056	7.404	2	6.067	7.424	7
2010	7.365	8.994	4	7.404	9.059	28	7.424	9.093	9
2011	N/A	N/A	N/A	9.059	8.728	1*	9.093	8.769	11
2012	N/A	N/A	N/A	8.728	9.736	1*	8.769	9.792	4
2013	N/A	N/A	N/A	9.736	11.857	1*	9.792	11.937	16
2014	N/A	N/A	N/A	11.857	12.572	7	11.937	12.669	23
2015	N/A	N/A	N/A	12.572	11.375	9	12.669	11.475	14
2016	12.087	12.037	1*	11.375	12.271	11	11.475	12.391	10
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.105	7.784	12	10.035	7.796	43
2009	N/A	N/A	N/A	7.784	9.496	11	7.796	9.521	15
2010	N/A	N/A	N/A	9.496	10.380	11	9.521	10.418	5
2011	N/A	N/A	N/A	10.380	10.307	3	10.418	10.354	9
2012	N/A	N/A	N/A	10.307	10.971	3	10.354	11.033	5
2013	N/A	N/A	N/A	10.971	11.721	6	11.033	11.798	4
2014	N/A	N/A	N/A	11.721	12.043	6	11.798	12.135	4
2015	N/A	N/A	N/A	12.043	11.621	7	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.621	11.902	7	N/A	N/A	N/A
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	9.177	7.369	8	N/A	N/A	N/A
2009	N/A	N/A	N/A	7.369	9.081	27	7.864	9.105	31
2010	N/A	N/A	N/A	9.081	9.977	18	9.105	10.013	19
2011	N/A	N/A	N/A	9.977	9.804	15	10.013	9.849	12
2012	N/A	N/A	N/A	9.804	10.420	14	9.849	10.479	12
2013	N/A	N/A	N/A	10.420	11.356	14	10.479	11.431	12
2014	N/A	N/A	N/A	11.356	11.625	18	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.625	11.148	14	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.148	11.421	14	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	7.554	8.869	12
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.869	9.798	11
2011	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.555	10.131	4
2013	N/A	N/A	N/A	10.714	11.237	22	10.131	11.311	4
2014	N/A	N/A	N/A	11.237	11.478	20	11.311	11.566	3
2015	N/A	N/A	N/A	11.478	10.957	22	11.566	11.052	3
2016	N/A	N/A	N/A	N/A	N/A	N/A	11.052	11.252	2
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2008	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2009	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2010	N/A	N/A	N/A	N/A	N/A	N/A	8.309	9.271	6
2011	N/A	N/A	N/A	9.238	8.927	2	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.927	9.378	2	9.286	9.431	1*
2013	N/A	N/A	N/A	9.378	10.718	12	9.431	10.790	1*
2014	N/A	N/A	N/A	10.718	10.877	13	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.877	10.323	10	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.323	10.509	1*	N/A	N/A	N/A
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	9.619	10.043	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.043	9.148	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.148	8.982	2	9.358	9.006	5
2016	N/A	N/A	N/A	8.982	8.694	15	9.006	8.726	6
LVIP MFS International Growth
2007	N/A	N/A	N/A	9.913	11.142	19	10.521	11.149	29
2008	5.593	5.561	1*	11.142	5.579	30	11.149	5.588	20
2009	5.561	7.394	1*	5.579	7.433	30	5.588	7.452	34
2010	7.394	8.185	1*	7.433	8.245	36	7.452	8.275	26
2011	8.185	7.220	1*	8.245	7.287	29	8.275	7.321	27
2012	7.220	8.438	1*	7.287	8.533	18	7.321	8.581	18
2013	8.438	9.382	1*	8.533	9.507	20	8.581	9.570	32
2014	9.382	8.718	1*	9.507	8.852	20	9.570	8.920	32
2015	8.718	8.644	1*	8.852	8.794	37	8.920	8.870	20
2016	8.644	8.600	1*	8.794	8.767	29	8.870	8.852	17
LVIP MFS Value
2007	N/A	N/A	N/A	10.038	9.704	3	9.743	9.710	39
2008	6.303	6.423	1*	9.704	6.443	128	9.710	6.454	110
2009	6.423	7.604	3	6.443	7.644	135	6.454	7.664	116
2010	7.604	8.305	7	7.644	8.365	126	7.664	8.396	101
2011	8.305	8.120	6	8.365	8.195	251	8.396	8.233	80
2012	8.120	9.245	4	8.195	9.350	67	8.233	9.402	50
2013	9.245	12.303	5	9.350	12.467	103	9.402	12.549	64
2014	12.303	13.306	5	12.467	13.511	89	12.549	13.614	62
2015	13.306	12.952	5	13.511	13.178	64	13.614	13.292	47
2016	12.952	14.460	6	13.178	14.741	60	13.292	14.883	46
LVIP Mondrian International Value
2007	21.748	23.730	88	21.906	23.950	514	21.985	24.061	758
2008	23.730	14.712	76	23.950	14.878	379	24.061	14.962	550
2009	14.712	17.455	70	14.878	17.688	324	14.962	17.805	390
2010	17.455	17.506	61	17.688	17.774	248	17.805	17.910	301
2011	17.506	16.411	52	17.774	16.696	188	17.910	16.841	235
2012	16.411	17.606	16	16.696	17.948	152	16.841	18.121	213
2013	17.606	21.000	14	17.948	21.450	131	18.121	21.679	193
2014	21.000	20.034	10	21.450	20.505	105	21.679	20.745	161
2015	20.034	18.868	8	20.505	19.350	95	20.745	19.596	127
2016	18.868	19.208	7	19.350	19.739	87	19.596	20.010	115

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	10.021	8.919	1*	9.980	8.948	4	9.623	8.963	1*
2016	8.919	9.235	1*	8.948	9.284	4	8.963	9.309	1*
LVIP PIMCO Low Duration Bond
2014	9.955	9.881	1*	9.997	9.893	2	9.962	9.900	36
2015	9.881	9.832	3	9.893	9.864	27	9.900	9.880	59
2016	9.832	9.876	4	9.864	9.928	33	9.880	9.954	49
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	10.020	11.048	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.048	11.493	3	10.914	11.511	6
2015	11.582	10.661	1*	11.493	10.717	7	11.511	10.745	12
2016	10.661	11.110	1*	10.717	11.192	7	10.745	11.232	1*
LVIP SSGA Bond Index
2008	10.048	10.443	2	10.000	10.454	112	10.019	10.459	160
2009	10.443	10.683	1*	10.454	10.716	363	10.459	10.732	326
2010	10.683	11.080	8	10.716	11.136	462	10.732	11.164	307
2011	11.080	11.647	4	11.136	11.729	162	11.164	11.771	244
2012	11.647	11.839	7	11.729	11.946	152	11.771	12.001	215
2013	11.839	11.289	3	11.946	11.415	136	12.001	11.478	224
2014	11.289	11.685	3	11.415	11.838	106	11.478	11.915	148
2015	11.685	11.465	6	11.838	11.639	102	11.915	11.726	155
2016	11.465	11.478	6	11.639	11.675	87	11.726	11.775	140
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.436	10.511	1*	10.441	10.526	7
2012	N/A	N/A	N/A	10.511	11.245	1*	10.526	11.273	11
2013	N/A	N/A	N/A	11.245	11.778	1*	11.273	11.818	8
2014	11.806	11.990	1*	11.778	12.097	11	11.818	12.150	8
2015	N/A	N/A	N/A	12.097	11.751	5	12.150	11.815	6
2016	N/A	N/A	N/A	11.751	12.101	3	11.815	12.179	3
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	N/A	N/A	N/A	10.394	10.489	15
2012	N/A	N/A	N/A	N/A	N/A	N/A	10.489	11.157	14
2013	N/A	N/A	N/A	11.544	11.687	11	11.157	11.727	17
2014	N/A	N/A	N/A	11.687	12.096	10	11.727	12.150	17
2015	12.252	11.516	11	12.096	11.642	9	12.150	11.705	16
2016	11.516	12.042	11	11.642	12.198	8	11.705	12.277	16
LVIP SSGA Developed International 150
2008	5.640	6.250	1*	9.484	6.257	27	9.407	6.260	12
2009	6.250	8.851	1*	6.257	8.878	85	6.260	8.892	57
2010	8.851	9.292	1*	8.878	9.339	159	8.892	9.363	64
2011	9.292	7.991	1*	9.339	8.047	95	9.363	8.076	39
2012	7.991	8.888	1*	8.047	8.969	57	8.076	9.010	32
2013	N/A	N/A	N/A	8.969	10.583	55	9.010	10.641	38
2014	N/A	N/A	N/A	10.583	10.472	24	10.641	10.540	38
2015	N/A	N/A	N/A	10.472	9.828	38	10.540	9.902	25
2016	N/A	N/A	N/A	9.828	10.577	22	9.902	10.668	20
LVIP SSGA Emerging Markets 100
2008	5.500	6.042	1*	9.394	6.049	25	9.420	6.052	8
2009	6.042	11.233	2	6.049	11.267	102	6.052	11.285	81
2010	11.233	14.051	8	11.267	14.118	155	11.285	14.154	87
2011	14.051	11.697	1*	14.118	11.776	54	14.154	11.818	53
2012	11.697	12.899	1*	11.776	13.012	47	11.818	13.071	42
2013	N/A	N/A	N/A	13.012	12.399	40	13.071	12.468	38
2014	N/A	N/A	N/A	12.399	11.749	27	12.468	11.827	37
2015	N/A	N/A	N/A	11.749	9.559	28	11.827	9.631	39
2016	N/A	N/A	N/A	9.559	10.822	25	9.631	10.915	34

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSGA Global Tactical Allocation Managed Volatility
2007	12.395	13.468	11	12.434	13.537	85	12.453	13.572	65
2008	13.468	7.847	8	13.537	7.903	57	13.572	7.932	55
2009	7.847	10.045	8	7.903	10.137	15	7.932	10.184	54
2010	10.045	10.692	8	10.137	10.811	13	10.184	10.872	47
2011	10.692	10.486	18	10.811	10.625	433	10.872	10.695	163
2012	10.486	11.408	7	10.625	11.582	219	10.695	11.670	146
2013	11.408	12.261	5	11.582	12.473	220	11.670	12.580	152
2014	12.261	12.476	5	12.473	12.717	25	12.580	12.840	76
2015	12.476	11.415	5	12.717	11.659	13	12.840	11.783	75
2016	11.415	11.801	3	11.659	12.077	25	11.783	12.217	68
LVIP SSGA International Index
2008	5.751	6.387	1*	9.603	6.393	26	9.600	6.397	8
2009	6.387	7.992	2	6.393	8.016	84	6.397	8.028	103
2010	7.992	8.373	1*	8.016	8.415	118	8.028	8.436	85
2011	8.373	7.181	1*	8.415	7.232	39	8.436	7.257	82
2012	7.181	8.301	1*	7.232	8.376	36	7.257	8.414	52
2013	8.301	9.830	19	8.376	9.939	218	8.414	9.994	313
2014	9.830	9.059	14	9.939	9.178	176	9.994	9.238	270
2015	9.059	8.758	12	9.178	8.891	163	9.238	8.958	249
2016	8.758	8.657	13	8.891	8.806	151	8.958	8.881	220
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.129	8.670	1*	N/A	N/A	N/A
2016	8.191	8.150	1*	8.670	8.200	8	8.264	8.224	8
LVIP SSGA Large Cap 100
2008	6.338	6.962	1*	9.500	6.969	49	9.472	6.973	15
2009	6.962	9.219	1*	6.969	9.247	144	6.973	9.261	136
2010	9.219	10.754	2	9.247	10.809	199	9.261	10.836	121
2011	10.754	10.770	1*	10.809	10.846	88	10.836	10.884	62
2012	10.770	11.830	1*	10.846	11.937	34	10.884	11.991	43
2013	11.830	15.727	1*	11.937	15.902	58	11.991	15.990	47
2014	15.727	17.968	1*	15.902	18.204	48	15.990	18.323	33
2015	N/A	N/A	N/A	18.204	17.018	38	18.323	17.147	34
2016	18.398	19.940	1*	17.018	20.283	28	17.147	20.456	27
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	9.908	10.877	3	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.877	11.360	4	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.360	10.567	1*	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.567	11.212	1*	10.028	11.253	1*
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.648	10.418	1*	N/A	N/A	N/A
2012	10.956	11.358	1*	N/A	N/A	N/A	11.006	11.441	3
2013	11.358	12.502	1*	N/A	N/A	N/A	11.441	12.631	6
2014	12.502	12.776	1*	N/A	N/A	N/A	12.631	12.947	7
2015	12.776	12.321	2	13.088	12.455	10	12.947	12.523	7
2016	12.321	12.860	2	12.455	13.026	10	12.523	13.110	7
LVIP SSGA Moderate Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	10.272	10.555	29
2011	10.542	10.347	19	10.551	10.377	11	10.555	10.392	60
2012	10.347	11.195	20	10.377	11.249	33	10.392	11.276	60
2013	11.195	12.361	59	11.249	12.446	386	11.276	12.488	406
2014	12.361	12.770	34	12.446	12.884	311	12.488	12.941	343
2015	12.770	12.161	42	12.884	12.293	237	12.941	12.360	315
2016	12.161	13.007	33	12.293	13.175	192	12.360	13.260	263

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.786	10.308	1*	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.308	11.409	1*	N/A	N/A	N/A
2013	N/A	N/A	N/A	11.409	12.846	1*	N/A	N/A	N/A
2014	N/A	N/A	N/A	12.846	13.103	1*	13.213	13.161	12
2015	N/A	N/A	N/A	13.103	12.588	1*	13.161	12.656	12
2016	N/A	N/A	N/A	12.588	13.255	1*	12.656	13.341	11
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.845	10.450	29	N/A	N/A	N/A
2012	11.032	11.360	1*	10.450	11.416	46	11.083	11.443	1*
2013	11.360	12.805	1*	11.416	12.893	51	11.443	12.937	1*
2014	12.805	13.195	1*	12.893	13.312	50	12.937	13.371	13
2015	13.195	12.464	4	13.312	12.600	30	13.371	12.668	12
2016	12.464	13.477	4	12.600	13.651	56	12.668	13.739	12
LVIP SSGA S&P 500 Index(12)
2007	N/A	N/A	N/A	11.432	11.306	2	11.453	11.335	7
2008	6.915	6.915	19	11.306	6.964	59	11.335	6.989	47
2009	6.915	8.533	1*	6.964	8.612	175	6.989	8.651	166
2010	8.533	9.583	2	8.612	9.690	252	8.651	9.744	168
2011	9.583	9.552	1*	9.690	9.679	85	9.744	9.742	118
2012	9.552	10.812	23	9.679	10.977	72	9.742	11.060	104
2013	10.812	13.969	70	10.977	14.211	684	11.060	14.333	712
2014	13.969	15.508	50	14.211	15.808	593	14.333	15.960	601
2015	15.508	15.356	27	15.808	15.684	466	15.960	15.850	540
2016	15.356	16.796	20	15.684	17.189	419	15.850	17.389	481
LVIP SSGA Small-Cap Index
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.049	9.147	1*
2008	8.227	5.900	1*	8.406	5.919	21	9.147	5.929	41
2009	5.900	7.277	1*	5.919	7.315	54	5.929	7.335	61
2010	7.277	8.988	1*	7.315	9.053	73	7.335	9.086	65
2011	8.988	8.395	1*	9.053	8.473	25	9.086	8.512	39
2012	8.395	9.523	1*	8.473	9.630	22	8.512	9.685	26
2013	9.523	12.854	12	9.630	13.025	143	9.685	13.111	186
2014	12.854	13.168	10	13.025	13.370	126	13.111	13.472	162
2015	13.168	12.280	9	13.370	12.494	123	13.472	12.602	149
2016	12.280	14.505	9	12.494	14.786	159	12.602	14.929	131
LVIP SSGA Small-Mid Cap 200
2008	6.439	7.212	1*	9.955	7.220	12	9.697	7.224	5
2009	7.212	10.706	1*	7.220	10.739	43	7.224	10.755	44
2010	10.706	13.386	4	10.739	13.454	73	10.755	13.488	41
2011	13.386	12.812	1*	13.454	12.902	20	13.488	12.948	17
2012	12.812	14.273	1*	12.902	14.403	15	12.948	14.468	20
2013	14.273	18.788	3	14.403	18.997	17	14.468	19.102	23
2014	18.788	19.180	2	18.997	19.432	13	19.102	19.559	30
2015	19.180	17.487	2	19.432	17.752	15	19.559	17.886	25
2016	17.487	22.265	1*	17.752	22.648	15	17.886	22.841	21
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	10.131	11.144	2	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.144	10.778	2	N/A	N/A	N/A
2015	10.785	9.601	1*	10.778	9.652	8	10.641	9.678	4
2016	9.601	10.844	2	9.652	10.923	8	9.678	10.963	1*

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	9.876	9.917	7	10.134	9.924	20
2008	8.684	5.638	5	9.917	5.656	16	9.924	5.665	39
2009	5.638	7.895	2	5.656	7.937	24	5.665	7.958	36
2010	7.895	9.020	12	7.937	9.085	59	7.958	9.119	40
2011	9.020	8.683	14	9.085	8.763	40	9.119	8.804	39
2012	8.683	10.054	10	8.763	10.168	67	8.804	10.225	76
2013	10.054	13.683	8	10.168	13.865	75	10.225	13.958	75
2014	13.683	14.559	4	13.865	14.782	119	13.958	14.895	60
2015	14.559	15.778	5	14.782	16.052	136	14.895	16.191	117
2016	15.778	15.658	4	16.052	15.962	113	16.191	16.116	81
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	15.730	17.487	1*	15.844	17.649	46	15.902	17.731	14
2008	17.487	9.793	1*	17.649	9.904	39	17.731	9.960	16
2009	9.793	14.026	1*	9.904	14.213	41	9.960	14.308	31
2010	14.026	17.624	6	14.213	17.895	25	14.308	18.032	29
2011	17.624	16.581	1*	17.895	16.869	18	18.032	17.016	34
2012	16.581	18.874	1*	16.869	19.241	14	17.016	19.428	21
2013	18.874	24.901	1*	19.241	25.435	16	19.428	25.707	21
2014	24.901	27.194	1*	25.435	27.833	13	25.707	28.159	12
2015	27.194	27.175	1*	27.833	27.870	17	28.159	28.224	19
2016	27.175	28.606	1*	27.870	29.397	15	28.224	29.800	19
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	N/A	N/A	N/A	8.868	9.350	12
2012	N/A	N/A	N/A	N/A	N/A	N/A	9.350	10.570	1*
2013	N/A	N/A	N/A	12.193	13.509	112	10.570	13.544	7
2014	N/A	N/A	N/A	13.509	14.866	5	13.544	14.920	2
2015	N/A	N/A	N/A	14.866	14.534	9	14.920	14.601	3
2016	N/A	N/A	N/A	14.534	15.983	14	14.601	16.073	19
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	9.897	8.337	2	9.891	8.342	26
2012	N/A	N/A	N/A	8.337	9.757	2	8.342	9.773	22
2013	N/A	N/A	N/A	9.757	10.980	5	9.773	11.009	21
2014	N/A	N/A	N/A	10.980	10.268	66	11.009	10.305	24
2015	N/A	N/A	N/A	10.268	9.773	65	10.305	9.818	5
2016	N/A	N/A	N/A	9.773	9.940	64	9.818	9.996	12
LVIP VIP Mid Cap Managed Volatility(15)
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2016	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	9.860	10.698	3	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.698	6.128	3	8.824	6.138	7
2009	7.540	8.062	1*	6.128	8.105	7	6.138	8.126	6
2010	8.062	9.387	1*	8.105	9.456	6	8.126	9.490	6
2011	9.387	8.359	5	9.456	8.437	14	9.490	8.476	18
2012	8.359	9.742	2	8.437	9.852	74	8.476	9.907	6
2013	9.742	12.967	1*	9.852	13.140	5	9.907	13.227	5
2014	12.967	14.135	1*	13.140	14.352	4	13.227	14.462	1*
2015	14.135	15.138	1*	14.352	15.401	16	14.462	15.534	5
2016	15.138	14.831	1*	15.401	15.119	12	15.534	15.265	4

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
LVIP Wellington Mid-Cap Value
2007	N/A	N/A	N/A	9.878	8.633	57	9.778	8.638	34
2008	N/A	N/A	N/A	8.633	5.020	50	8.638	5.028	6
2009	N/A	N/A	N/A	5.020	7.012	44	5.028	7.031	26
2010	N/A	N/A	N/A	7.012	8.521	65	7.031	8.551	29
2011	N/A	N/A	N/A	8.521	7.577	31	8.551	7.612	57
2012	N/A	N/A	N/A	7.577	9.223	54	7.612	9.275	33
2013	10.082	11.975	2	9.223	12.134	24	9.275	12.215	35
2014	11.975	12.691	2	12.134	12.886	19	12.215	12.985	20
2015	12.691	12.233	2	12.886	12.446	14	12.985	12.554	10
2016	12.233	13.537	2	12.446	13.800	12	12.554	13.934	13
MFS® VIT Growth
2007	12.522	14.851	2	12.654	15.038	37	5.596	6.656	105
2008	14.851	9.100	1*	15.038	9.233	23	6.656	4.091	83
2009	9.100	12.262	1*	9.233	12.466	28	4.091	5.529	54
2010	12.262	13.839	1*	12.466	14.097	20	5.529	6.259	30
2011	N/A	N/A	N/A	14.097	13.782	15	6.259	6.125	24
2012	N/A	N/A	N/A	13.782	15.864	4	6.125	7.057	21
2013	19.703	20.774	1*	15.864	21.288	6	7.057	9.480	23
2014	20.774	22.153	1*	21.288	22.747	6	9.480	10.139	21
2015	22.153	23.323	1*	22.747	23.996	8	10.139	10.707	34
2016	23.323	23.382	1*	23.996	24.106	8	10.707	10.767	24
MFS® VIT Total Return(13)
2004	11.237	12.242	54	11.286	12.320	529	11.651	12.731	716
2005	12.242	12.323	87	12.320	12.427	1,074	12.731	12.854	1,326
2006	12.323	13.497	81	12.427	13.637	1,052	12.854	14.120	1,252
2007	13.497	13.764	74	13.637	13.935	940	14.120	14.443	1,114
2008	13.764	10.490	63	13.935	10.642	808	14.443	11.041	852
2009	10.490	12.117	52	10.642	12.317	646	11.041	12.792	566
2010	12.117	13.035	36	12.317	13.276	506	12.792	13.801	449
2011	13.035	12.992	28	13.276	13.259	374	13.801	13.797	390
2012	12.992	14.141	24	13.259	14.461	315	13.797	15.063	275
2013	14.141	15.644	28	14.461	16.009	294	15.063	16.682	270
MFS® VIT Total Return
2016	N/A	N/A	N/A	18.722	18.784	8	19.491	19.645	5
MFS® VIT Utilities
2007	18.553	23.220	32	18.736	23.496	226	14.081	17.676	570
2008	23.220	14.169	21	23.496	14.366	168	17.676	10.818	300
2009	14.169	18.472	17	14.366	18.766	116	10.818	14.146	182
2010	18.472	20.573	13	18.766	20.943	91	14.146	15.803	133
2011	20.573	21.499	7	20.943	21.929	71	15.803	16.563	135
2012	21.499	23.881	5	21.929	24.408	170	16.563	18.454	119
2013	23.881	28.169	5	24.408	28.848	47	18.454	21.833	90
2014	28.169	31.084	6	28.848	31.897	43	21.833	24.165	67
2015	31.084	25.998	5	31.897	26.731	37	24.165	20.271	54
2016	25.998	28.375	2	26.731	29.234	42	20.271	22.191	52
MFS® VIT II Core Equity
2007	12.440	13.533	1*	12.573	13.705	4	12.640	13.792	25
2008	13.533	8.057	1*	13.705	8.176	3	13.792	8.236	18
2009	8.057	10.454	11	8.176	10.629	3	8.236	10.718	13
2010	10.454	11.987	1*	10.629	12.212	2	10.718	12.327	8
2011	11.987	11.611	9	12.212	11.853	2	12.327	11.976	2
2012	N/A	N/A	N/A	11.853	13.511	2	11.976	13.665	2
2013	N/A	N/A	N/A	13.511	17.830	1*	13.665	18.052	4
2014	N/A	N/A	N/A	17.830	19.453	1*	18.052	19.714	1*
2015	N/A	N/A	N/A	19.453	19.044	1*	19.714	19.319	1*
2016	N/A	N/A	N/A	19.044	20.796	1*	19.319	21.117	1*

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Neuberger Berman AMT Mid Cap Growth(1)
2004	10.451	11.926	13	10.497	12.004	221	10.522	12.043	203
2005	11.926	13.310	144	12.004	13.423	443	12.043	13.481	380
2006	13.310	14.979	172	13.423	15.136	292	13.481	15.216	333
2007	14.979	18.008	168	15.136	18.233	271	15.216	18.348	303
2008	18.008	10.006	149	18.233	10.151	210	18.348	10.225	250
2009	10.006	12.919	138	10.151	13.134	159	10.225	13.243	172
2010	12.919	16.365	125	13.134	16.669	130	13.243	16.825	140
2011	16.365	16.133	108	16.669	16.466	93	16.825	16.636	98
2012	16.133	17.794	19	16.466	18.198	68	16.636	18.405	74
2013	17.794	20.298	19	18.198	20.774	61	18.405	21.018	69
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	18.763	19.018	37	18.961	19.256	423	19.056	19.373	542
2008	19.018	10.110	31	19.256	10.257	369	19.373	10.330	451
2009	10.110	14.538	28	10.257	14.779	274	10.330	14.899	320
2010	14.538	18.000	15	14.779	18.335	196	14.899	18.502	234
2011	18.000	16.513	10	18.335	16.854	152	18.502	17.025	161
2012	16.513	18.719	7	16.854	19.144	131	17.025	19.356	134
2013	18.719	25.172	7	19.144	25.795	105	19.356	26.107	105
2014	25.172	28.115	4	25.795	28.869	83	26.107	29.248	85
2015	28.115	25.286	4	28.869	26.016	76	29.248	26.384	74
2016	25.286	28.822	3	26.016	29.713	68	26.384	30.163	65
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	10.961	12.495	3	10.423	12.503	31
2010	12.479	15.214	1*	12.495	15.263	9	12.503	15.288	31
2011	N/A	N/A	N/A	15.263	13.874	23	15.288	13.910	29
2012	N/A	N/A	N/A	13.874	14.339	17	13.910	14.391	28
2013	N/A	N/A	N/A	14.339	12.023	11	14.391	12.079	33
2014	N/A	N/A	N/A	12.023	9.619	8	12.079	9.673	30
2015	N/A	N/A	N/A	9.619	7.030	6	9.673	7.077	24
2016	N/A	N/A	N/A	7.030	7.939	12	7.077	8.000	22
Putnam VT Global Health Care
2007	N/A	N/A	N/A	11.407	11.147	4	11.468	11.219	16
2008	N/A	N/A	N/A	11.147	9.088	2	11.219	9.155	6
2009	N/A	N/A	N/A	9.088	11.258	2	9.155	11.353	5
2010	N/A	N/A	N/A	11.258	11.342	2	11.353	11.448	5
2011	N/A	N/A	N/A	11.342	11.019	2	11.448	11.134	3
2012	N/A	N/A	N/A	11.019	13.246	2	11.134	13.397	2
2013	N/A	N/A	N/A	13.246	18.448	2	13.397	18.678	1*
2014	N/A	N/A	N/A	18.448	23.151	2	18.678	23.463	2
2015	N/A	N/A	N/A	23.151	24.533	2	23.463	24.888	2
2016	N/A	N/A	N/A	24.533	21.381	2	24.888	21.713	3
Putnam VT Growth & Income
2007	N/A	N/A	N/A	13.951	12.888	2	14.024	12.968	5
2008	N/A	N/A	N/A	12.888	7.767	2	12.968	7.823	1*
2009	N/A	N/A	N/A	7.767	9.913	2	7.823	9.995	1*
2010	N/A	N/A	N/A	9.913	11.147	2	9.995	11.250	1*
2011	N/A	N/A	N/A	11.147	10.451	2	11.250	10.558	1*
2012	N/A	N/A	N/A	10.451	12.241	2	10.558	12.378	1*
2013	N/A	N/A	N/A	12.241	16.328	2	12.378	16.528	1*
2014	N/A	N/A	N/A	16.328	17.776	2	N/A	N/A	N/A
2015	N/A	N/A	N/A	17.776	16.160	2	N/A	N/A	N/A
2016	N/A	N/A	N/A	16.160	18.274	2	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars. Number of Accumulation Units in thousands beginning in 2004.)
Templeton Global Bond VIP
2007	10.909	11.881	7	10.943	11.943	255	10.960	11.973	259
2008	11.881	12.381	13	11.943	12.470	239	11.973	12.514	339
2009	12.381	14.417	14	12.470	14.550	285	12.514	14.616	399
2010	14.417	16.190	44	14.550	16.372	226	14.616	16.463	349
2011	16.190	15.747	14	16.372	15.956	196	16.463	16.060	300
2012	15.747	17.779	2	15.956	18.050	132	16.060	18.187	230
2013	17.779	17.728	1*	18.050	18.035	103	18.187	18.190	200
2014	17.728	17.713	3	18.035	18.056	103	18.190	18.229	167
2015	17.713	16.632	3	18.056	16.988	98	18.229	17.168	124
2016	16.632	16.798	3	16.988	17.192	89	17.168	17.391	111
Templeton Growth VIP
2007	16.822	16.893	36	17.004	17.109	372	15.163	15.273	513
2008	16.893	9.560	29	17.109	9.702	316	15.273	8.669	389
2009	9.560	12.297	27	9.702	12.505	221	8.669	11.185	263
2010	12.297	12.958	24	12.505	13.203	163	11.185	11.821	207
2011	12.958	11.827	14	13.203	12.075	139	11.821	10.822	156
2012	11.827	14.049	10	12.075	14.372	125	10.822	12.894	98
2013	14.049	18.033	10	14.372	18.485	82	12.894	16.600	78
2014	18.033	17.196	7	18.485	17.662	65	16.600	15.877	60
2015	17.196	15.778	7	17.662	16.238	62	15.877	14.611	51
2016	15.778	16.970	6	16.238	17.500	46	14.611	15.763	45
*	The numbers of accumulation units less than 500 were rounded up to one.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.
(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.

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Appendix B—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and number of Accumulation Units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) and before November 14, 2011 for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
AB VPS Global Thematic Growth
2007	17.153	20.138	19	11.585	13.629	111	11.710	13.810	234	4.384	5.173	66
2008	20.138	10.359	22	13.629	7.025	209	13.810	7.136	358	5.173	2.674	95
2009	10.359	15.534	11	7.025	10.556	288	7.136	10.750	388	2.674	4.030	82
2010	15.534	18.038	7	10.556	12.282	293	10.750	12.539	399	4.030	4.704	94
2011	18.038	13.528	7	12.282	9.230	334	12.539	9.446	423	4.704	3.545	106
2012	13.528	15.020	3	9.230	10.255	257	9.446	10.522	367	3.545	3.951	109
2013	15.020	18.080	2	10.255	12.369	209	10.522	12.723	343	3.951	4.780	70
2014	18.080	18.555	3	12.369	12.719	193	12.723	13.116	281	4.780	4.930	66
2015	18.555	18.651	3	12.719	12.810	142	13.116	13.243	327	4.930	4.980	68
2016	18.651	18.103	2	12.810	12.459	121	13.243	12.912	262	4.980	4.858	55
AB VPS Growth and Income(1)
2005	15.110	15.451	3	12.211	12.532	100	12.312	12.667	245	11.226	11.556	20
2006	15.451	17.700	30	12.532	14.385	438	12.667	14.576	604	11.556	13.304	56
2007	17.700	18.176	35	14.385	14.800	617	14.576	15.035	1,051	13.304	13.729	94
2008	18.176	10.555	34	14.800	8.612	611	15.035	8.770	1,124	13.729	8.013	159
2009	10.555	12.439	40	8.612	10.169	634	8.770	10.382	1,264	8.013	9.490	168
2010	12.439	13.739	38	10.169	11.255	669	10.382	11.520	1,547	9.490	10.535	180
2011	13.739	14.27	36	11.255	11.713	568	11.52	12.019	1366	10.535	10.997	187
2012	14.27	16.384	33	11.713	13.475	664	12.019	13.861	1350	10.997	12.689	133
2013	16.384	19.116	31	13.475	15.734	611	13.861	16.200	1179	12.689	14.833	109
AB VPS International Value(2)
2006	10.271	11.810	18	9.311	11.825	248	9.468	11.842	547	9.924	11.846	94
2007	11.810	12.210	44	11.825	12.248	1,434	11.842	12.297	3,854	11.846	12.309	167
2008	12.210	5.585	48	12.248	5.614	1,588	12.297	5.651	3,630	12.309	5.659	240
2009	5.585	7.348	29	5.614	7.401	1,000	5.651	7.468	2,451	5.659	7.482	150
2010	7.348	7.505	14	7.401	7.574	1,072	7.468	7.662	2,883	7.482	7.680	139
2011	7.505	5.920	17	7.574	5.987	1014	7.662	6.071	2836	7.68	6.089	129
2012	5.920	6.620	14	5.987	6.708	901	6.071	6.820	2505	6.089	6.843	97
2013	6.620	7.273	12	6.708	7.374	822	6.820	7.504	2303	6.843	7.532	83
AB VPS Small/Mid Cap Value
2007	21.710	21.583	19	20.644	20.564	441	20.918	20.890	625	20.971	20.954	42
2008	21.583	13.579	21	20.564	12.964	602	20.890	13.203	852	20.954	13.250	56
2009	13.579	18.969	15	12.964	18.146	414	13.203	18.526	731	13.250	18.602	56
2010	18.969	23.514	19	18.146	22.539	427	18.526	23.069	1,330	18.602	23.174	49
2011	23.514	21.040	14	22.539	20.208	419	23.069	20.734	929	23.174	20.840	44
2012	21.040	24.408	13	20.208	23.490	384	20.734	24.162	940	20.840	24.297	40
2013	24.408	32.896	33	23.490	31.722	427	24.162	32.711	943	24.297	32.910	28
2014	32.896	35.094	31	31.722	33.909	326	32.711	35.055	766	32.910	35.285	28
2015	35.094	32.408	27	33.909	31.376	277	35.055	32.517	648	35.285	32.748	25
2016	32.408	39.602	25	31.376	38.419	223	32.517	39.915	561	32.748	40.218	23
American Century VP Balanced
2016	N/A	N/A	N/A	10.140	10.370	30	10.144	10.387	66	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Century VP Inflation Protection(3)
2005	10.238	10.319	3	10.389	10.352	134	10.404	10.393	286	10.407	10.402	17
2006	10.319	10.264	28	10.352	10.317	335	10.393	10.384	798	10.402	10.398	42
2007	10.264	11.006	40	10.317	11.085	532	10.384	11.185	1,385	10.398	11.206	74
2008	11.006	10.604	58	11.085	10.702	1,669	11.185	10.826	3,541	11.206	10.851	197
2009	10.604	11.447	81	10.702	11.576	2,571	10.826	11.740	6,972	10.851	11.772	216
2010	11.447	11.781	93	11.576	11.938	3,181	11.740	12.136	9,027	11.772	12.176	228
2011	11.781	12.891	110	11.938	13.089	2632	12.136	13.34	7432	12.176	13.39	231
2012	12.891	13.556	87	13.089	13.791	2397	13.34	14.091	6963	13.39	14.151	207
2013	13.556	13.240	82	13.791	13.479	2250	14.091	13.785	6358	14.151	13.847	194
American Funds Global Growth
2007	14.800	16.645	178	14.878	16.765	2,062	14.975	16.917	3,294	14.994	16.947	257
2008	16.645	10.041	193	16.765	10.135	2,478	16.917	10.252	4,662	16.947	10.275	362
2009	10.041	13.993	145	10.135	14.151	2,087	10.252	14.350	4,281	10.275	14.390	263
2010	13.993	15.311	117	14.151	15.515	2,202	14.350	15.773	4,584	14.390	15.825	243
2011	15.311	13.661	99	15.515	13.870	1,826	15.773	14.136	4,014	15.825	14.190	206
2012	13.661	16.395	85	13.870	16.680	1,511	14.136	17.043	3,306	14.190	17.116	156
2013	16.395	20.739	71	16.680	21.141	1,213	17.043	21.655	2,799	17.116	21.759	119
2014	20.739	20.778	38	21.141	21.223	1099	21.655	21.793	2440	21.759	21.909	109
2015	20.778	21.757	35	21.223	22.268	1048	21.793	22.924	2289	21.909	23.057	99
2016	21.757	21.437	32	22.268	21.985	908	22.924	22.689	2046	23.057	22.832	97
American Funds Global Small Capitalization
2007	28.031	33.331	77	26.541	31.622	790	26.893	32.121	1,571	15.341	18.333	185
2008	33.331	15.169	69	31.622	14.420	946	32.121	14.685	1,987	18.333	8.385	230
2009	15.169	23.959	47	14.420	22.822	791	14.685	23.298	2,015	8.385	13.311	177
2010	23.959	28.720	39	22.822	27.412	918	23.298	28.054	2,130	13.311	16.036	170
2011	28.720	22.739	34	27.412	21.746	844	28.054	22.312	1,910	16.036	12.760	155
2012	22.739	26.314	27	21.746	25.216	701	22.312	25.936	1,594	12.760	14.840	130
2013	26.314	33.054	23	25.216	31.738	573	25.936	32.726	1,365	14.840	18.734	103
2014	33.054	33.054	14	31.738	31.801	498	32.726	32.874	1162	18.734	18.828	89
2015	33.054	32.453	14	31.801	31.286	450	32.874	32.422	1074	18.828	18.579	83
2016	32.453	32.445	12	31.286	31.341	378	32.422	32.561	937	18.579	18.667	77
American Funds Growth
2007	19.245	21.172	359	16.662	18.367	7,372	16.884	18.659	12,313	9.839	10.878	1,412
2008	21.172	11.615	415	18.367	10.097	9,587	18.659	10.283	17,497	10.878	5.998	2,185
2009	11.615	15.857	473	10.097	13.811	11,680	10.283	14.101	22,847	5.998	8.229	2,491
2010	15.857	18.428	405	13.811	16.083	11,373	14.101	16.462	22,615	8.229	9.612	2,221
2011	18.428	17.273	321	16.083	15.105	9,195	16.462	15.500	18,891	9.612	9.055	1,882
2012	17.273	19.940	271	15.105	17.473	7,586	15.500	17.974	14,903	9.055	10.505	1,449
2013	19.940	25.404	213	17.473	22.305	5,989	17.974	23.002	12,059	10.505	13.451	1,088
2014	25.404	26.993	144	22.305	23.747	5145	23.002	24.551	10172	13.451	14.363	901
2015	26.993	28.244	136	23.747	24.898	4356	24.551	25.805	8654	14.363	15.105	785
2016	28.244	30.282	121	24.898	26.747	3852	25.805	27.791	7719	15.105	16.276	709
American Funds Growth-Income
2007	17.809	18.318	413	14.963	15.422	8,404	15.161	15.665	13,690	14.140	14.617	1,047
2008	18.318	11.148	486	15.422	9.404	10,123	15.665	9.576	17,354	14.617	8.940	1,342
2009	11.148	14.327	512	9.404	12.110	11,627	9.576	12.362	21,092	8.940	11.547	1,625
2010	14.327	15.632	430	12.110	13.240	11,414	12.362	13.550	20,620	11.547	12.663	1,324
2011	15.632	15.027	345	13.240	12.753	9,420	13.550	13.084	17,813	12.663	12.233	1,164
2012	15.027	17.287	301	12.753	14.701	8,053	13.084	15.120	14,877	12.233	14.144	906
2013	17.287	22.599	251	14.701	19.256	6,649	15.120	19.855	12,184	14.144	18.583	693
2014	22.599	24.483	174	19.256	20.903	5607	19.855	21.607	10174	18.583	20.233	635
2015	24.483	24.323	169	20.903	20.808	4819	21.607	21.562	9053	20.233	20.201	555
2016	24.323	26.562	151	20.808	22.769	4325	21.562	23.653	8259	20.201	22.171	515

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
American Funds International
2007	23.267	27.345	140	19.517	22.984	2,783	19.773	23.344	5,034	11.338	13.392	658
2008	27.345	15.497	159	22.984	13.051	3,609	23.344	13.289	7,240	13.392	7.628	921
2009	15.497	21.711	110	13.051	18.321	2,901	13.289	18.702	6,302	7.628	10.740	690
2010	21.711	22.798	87	18.321	19.277	3,020	18.702	19.726	7,438	10.740	11.334	671
2011	22.798	19.206	79	19.277	16.273	2,660	19.726	16.694	6,626	11.334	9.596	585
2012	19.206	22.175	71	16.273	18.826	2,274	16.694	19.361	5,487	9.596	11.135	464
2013	22.175	26.413	67	18.826	22.468	1,795	19.361	23.165	4,354	11.135	13.329	363
2014	26.413	25.177	48	22.468	21.460	1627	23.165	22.181	3955	13.329	12.770	318
2015	25.177	23.538	49	21.460	20.103	1501	22.181	20.830	3697	12.770	11.998	290
2016	23.538	23.863	43	20.103	20.421	1339	20.830	21.213	3364	11.998	12.225	270
BlackRock Global Allocation V.I.
2009	10.537	11.537	22	10.113	11.551	3,001	10.203	11.569	4,705	10.254	11.573	155
2010	11.537	12.400	160	11.551	12.440	5,707	11.569	12.491	13,181	11.573	12.501	353
2011	12.400	11.700	162	12.440	11.762	7,901	12.491	11.839	22,030	12.501	11.854	562
2012	11.700	12.599	162	11.762	12.690	7,565	11.839	12.806	21,825	11.854	12.829	523
2013	12.599	14.116	116	12.690	14.247	6,972	12.806	14.412	20,708	12.829	14.446	413
2014	14.116	14.089	75	14.247	14.249	5872	14.412	14.450	18238	14.446	14.491	367
2015	14.089	13.659	70	14.249	13.840	5118	14.450	14.071	15804	14.491	14.118	317
2016	13.659	13.884	64	13.840	14.097	4439	14.071	14.368	13626	14.118	14.423	265
ClearBridge Variable Mid Cap
2014	N/A	N/A	N/A	10.090	10.523	18	10.315	10.539	26	10.176	10.543	2
2015	N/A	N/A	N/A	10.523	10.530	1*	10.539	10.573	23	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.530	11.273	4	10.573	11.347	21	N/A	N/A	N/A
Delaware VIP Diversified Income
2007	11.117	11.693	64	11.175	11.778	1,341	11.248	11.884	4,124	11.263	11.906	206
2008	11.693	10.890	104	11.778	10.990	2,716	11.884	11.117	6,950	11.906	11.143	381
2009	10.890	13.506	134	10.990	13.658	3,782	11.117	13.851	11,565	11.143	13.889	483
2010	13.506	14.266	103	13.658	14.455	5,018	13.851	14.696	15,768	13.889	14.744	501
2011	14.266	14.829	109	14.455	15.056	4,843	14.696	15.345	18,412	14.744	15.403	430
2012	14.829	15.519	125	15.056	15.788	4,773	15.345	16.131	18,129	15.403	16.201	420
2013	15.519	14.981	115	15.788	15.271	3,953	16.131	15.642	14,557	16.201	15.717	323
2014	14.981	15.400	104	15.271	15.730	3538	15.642	16.152	15886	15.717	16.238	299
2015	15.400	14.878	106	15.730	15.227	3316	16.152	15.675	14430	16.238	15.766	275
2016	14.878	15.048	103	15.227	15.431	3163	15.675	15.925	13690	15.766	16.026	262
Delaware VIP Emerging Markets
2007	14.905	20.216	132	14.952	20.320	1,161	15.010	20.451	2,162	15.022	20.477	119
2008	20.216	9.564	208	20.320	9.633	1,399	20.451	9.719	3,053	20.477	9.736	216
2009	9.564	16.640	114	9.633	16.793	1,108	9.719	16.986	3,033	9.736	17.024	154
2010	16.640	19.262	127	16.793	19.477	1,289	16.986	19.751	3,782	17.024	19.805	154
2011	19.262	15.089	116	19.477	15.288	1,439	19.751	15.541	4,744	19.805	15.592	162
2012	15.089	16.871	110	15.288	17.129	1,233	15.541	17.456	3,907	15.592	17.522	112
2013	16.871	18.149	43	17.129	18.463	1,041	17.456	18.863	3,515	17.522	18.944	104
2014	18.149	16.303	40	18.463	16.618	952	18.863	17.021	3339	18.944	17.102	80
2015	16.303	13.605	45	16.618	13.896	907	17.021	14.268	3188	17.102	14.344	74
2016	13.605	15.145	42	13.896	15.500	755	14.268	15.955	2616	14.344	16.047	66
Delaware VIP High Yield
2007	17.342	17.414	28	16.192	16.292	555	11.296	11.394	1,809	13.453	13.576	86
2008	17.414	12.886	27	16.292	12.080	834	11.394	8.470	2,453	13.576	10.097	145
2009	12.886	18.758	34	12.080	17.620	954	8.470	12.385	3,434	10.097	14.771	141
2010	18.758	21.107	27	17.620	19.866	1,142	12.385	13.999	4,344	14.771	16.705	165
2011	21.107	21.150	25	19.866	19.946	838	13.999	14.091	3,300	16.705	16.823	135
2012	21.150	24.305	25	19.946	22.968	611	14.091	16.266	2,852	16.823	19.429	105
2013	24.305	25.936	19	22.968	24.558	487	16.266	17.436	2,196	19.429	20.837	78
2014	25.936	25.261	16	24.558	23.967	423	17.436	17.058	1727	20.837	20.396	78
2015	25.261	23.035	17	23.967	21.899	378	17.058	15.625	1439	20.396	18.692	58
2016	23.035	25.470	13	21.899	24.262	376	15.625	17.354	1263	18.692	20.771	53

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP Limited-Term Diversified Income
2007	10.110	10.320	2	10.141	10.371	74	10.182	10.439	207	10.240	10.504	28
2008	10.320	10.040	36	10.371	10.110	463	10.439	10.202	1,084	10.504	10.270	126
2009	10.040	11.068	128	10.110	11.168	1,772	10.202	11.298	5,033	10.270	11.379	282
2010	11.068	11.304	107	11.168	11.429	2,584	11.298	11.590	7,781	11.379	11.680	425
2011	11.304	11.352	148	11.429	11.500	3,652	11.590	11.692	9,574	11.680	11.788	355
2012	11.352	11.397	138	11.500	11.569	3,352	11.692	11.791	9,500	11.788	11.894	308
2013	11.397	11.012	86	11.569	11.200	3,362	11.791	11.444	10,960	11.894	11.550	210
2014	11.012	10.939	84	11.200	11.148	2896	11.444	11.419	8492	11.550	11.530	159
2015	10.939	10.779	42	11.148	11.007	2549	11.419	11.303	7808	11.530	11.419	129
2016	10.779	10.738	41	11.007	10.987	2244	11.303	11.311	7038	11.419	11.432	139
Delaware VIP REIT
2007	24.417	20.520	16	25.166	21.191	502	13.545	11.434	1,509	27.270	23.032	46
2008	20.520	13.003	15	21.191	13.455	369	11.434	7.278	1,271	23.032	14.668	38
2009	13.003	15.691	13	13.455	16.270	244	7.278	8.823	920	14.668	17.790	31
2010	15.691	19.454	12	16.270	20.212	238	8.823	10.988	1,054	17.790	22.166	34
2011	19.454	21.072	12	20.212	21.937	265	10.988	11.955	1,495	22.166	24.131	32
2012	21.072	24.062	7	21.937	25.099	267	11.955	13.713	1,750	24.131	27.692	28
2013	24.062	24.014	9	25.099	25.100	239	13.713	13.748	1,288	27.692	27.776	23
2014	24.014	30.364	9	25.100	31.800	220	13.748	17.461	1181	27.776	35.296	22
2015	30.364	30.780	10	31.800	32.301	199	17.461	17.780	1007	35.296	35.959	20
2016	30.780	31.833	10	32.301	33.473	212	17.780	18.471	968	35.959	37.376	14
Delaware VIP Small Cap Value
2007	21.309	19.439	56	21.941	20.056	1,296	12.274	11.247	4,061	24.445	22.412	138
2008	19.439	13.311	57	20.056	13.761	1,420	11.247	7.737	5,554	22.412	15.424	177
2009	13.311	17.149	46	13.761	17.764	1,077	7.737	10.012	4,965	15.424	19.970	140
2010	17.149	22.152	39	17.764	22.993	994	10.012	12.991	4,679	19.970	25.926	120
2011	22.152	21.347	32	22.993	22.201	919	12.991	12.575	5,558	25.926	25.109	111
2012	21.347	23.753	25	22.201	24.753	754	12.575	14.056	3,981	25.109	28.079	80
2013	23.753	30.975	28	24.753	32.344	643	14.056	18.413	3,281	28.079	36.800	62
2014	30.975	32.036	22	32.344	33.518	562	18.413	19.129	2858	36.800	38.251	56
2015	32.036	29.343	22	33.518	30.762	496	19.129	17.600	2400	38.251	35.211	47
2016	29.343	37.665	18	30.762	39.565	443	17.600	22.693	2073	35.211	45.424	40
Delaware VIP Smid Cap Growth(4)
2007	17.377	18.795	10	15.943	17.279	195	11.864	12.891	610	8.180	8.892	55
2008	18.795	9.780	12	17.279	9.009	213	12.891	6.738	613	8.892	4.650	66
2009	9.780	14.784	9	9.009	13.646	208	6.738	10.231	586	4.650	7.065	54
2010	17.511	19.788	13	16.188	18.301	273	12.161	13.756	703	8.401	9.503	46
2011	19.788	20.908	16	18.301	19.375	335	13.756	14.600	1,280	9.503	10.091	53
2012	20.908	22.666	13	19.375	21.047	306	14.600	15.899	1,044	10.091	10.995	35
2013	22.666	31.290	6	21.047	29.113	273	15.899	22.047	950	10.995	15.254	32
2014	31.290	31.520	5	29.113	29.385	214	22.047	22.309	773	15.254	15.443	33
2015	31.520	33.120	5	29.385	30.940	224	22.309	23.548	809	15.443	16.309	34
2016	33.120	35.032	5	30.940	32.791	214	23.548	25.020	755	16.309	17.336	28
Delaware VIP U.S. Growth
2007	13.997	15.261	2	11.106	12.246	75	11.254	12.440	90	11.284	12.479	12
2008	15.261	8.539	9	12.246	6.865	65	12.440	6.992	146	12.479	7.017	16
2009	8.539	11.952	21	6.865	9.629	144	6.992	9.831	433	7.017	9.872	9
2010	11.952	13.289	35	9.629	10.727	191	9.831	10.980	442	9.872	11.031	6
2011	13.289	13.989	28	10.727	11.315	368	10.980	11.610	3,373	11.031	11.670	15
2012	13.989	15.884	25	11.315	12.873	418	11.610	13.242	786	11.670	13.317	18
2013	15.884	20.911	2	12.873	16.982	289	13.242	17.512	567	13.317	17.620	18
2014	20.911	23.034	1*	16.982	18.743	239	17.512	19.377	542	17.620	19.506	24
2015	23.034	23.700	1*	18.743	19.324	209	19.377	20.028	540	19.506	20.171	31
2016	23.700	21.932	1*	19.324	17.918	183	20.028	18.617	447	20.171	18.760	31

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP Value
2007	18.861	17.916	24	15.741	14.982	766	12.608	12.030	1,721	15.675	14.964	80
2008	17.916	11.654	17	14.982	9.765	771	12.030	7.861	1,750	14.964	9.783	129
2009	11.654	13.426	22	9.765	11.273	779	7.861	9.097	2,126	9.783	11.327	175
2010	13.426	15.162	17	11.273	12.756	675	9.097	10.319	2,030	11.327	12.855	174
2011	15.162	16.222	12	12.756	13.674	837	10.319	11.090	2,429	12.855	13.823	117
2012	16.222	18.178	13	13.674	15.354	700	11.090	12.484	2,982	13.823	15.567	112
2013	18.178	23.741	60	15.354	20.093	665	12.484	16.378	2,715	15.567	20.433	96
2014	23.741	26.433	46	20.093	22.416	595	16.378	18.317	2596	20.433	22.864	90
2015	26.433	25.718	47	22.416	21.853	569	18.317	17.902	2250	22.864	22.357	93
2016	25.718	28.790	43	21.853	24.513	523	17.902	20.131	2428	22.357	25.153	97
Deutsche Alternative Asset Allocation VIP
2009	11.434	11.450	4	10.041	11.468	48	10.017	11.483	60	11.444	11.491	4
2010	N/A	N/A	N/A	11.468	12.619	123	11.483	12.667	308	11.491	12.683	10
2011	12.575	11.930	7	12.619	11.995	225	12.667	12.071	732	12.683	12.093	36
2012	11.930	12.776	11	11.995	12.872	239	12.071	12.985	884	12.093	13.015	31
2013	12.776	12.604	1*	12.872	12.724	218	12.985	12.869	778	13.015	12.905	6
2014	12.604	12.741	1*	12.724	12.889	196	12.869	13.068	723	12.905	13.111	3
2015	12.741	11.660	1*	12.889	11.819	182	13.068	12.013	638	13.111	12.059	5
2016	11.660	11.988	1*	11.819	12.175	154	12.013	12.406	556	12.059	12.460	5
Deutsche Equity 500 Index VIP(1)
2005	12.910	13.250	7	13.000	13.319	20	10.014	10.407	104	13.064	13.424	6
2006	13.250	14.952	8	13.319	15.061	120	10.407	11.797	315	13.424	15.225	16
2007	14.952	15.378	8	15.061	15.521	142	11.797	12.188	347	15.225	15.737	13
2008	15.378	9.436	8	15.521	9.542	129	12.188	7.512	715	15.737	9.704	24
2009	9.436	11.644	8	9.542	11.800	124	7.512	9.312	724	9.704	12.036	9
2010	11.644	13.058	7	11.800	13.258	118	9.312	10.490	663	12.036	13.565	11
2011	13.058	12.978	8	13.258	13.204	83	10.49	10.473	149	13.565	13.55	6
2012	12.978	14.668	4	13.204	14.953	64	10.473	11.890	206	13.55	15.391	3
2013	14.668	17.116	4	14.953	17.462	34	11.890	13.898	196	15.391	17.993	2
Deutsche Small Cap Index VIP(5)
2005	N/A	N/A	N/A	15.567	15.884	12	10.230	10.767	96	N/A	N/A	N/A
2006	17.016	18.133	3	15.884	18.264	71	10.767	12.411	342	17.800	18.464	2
2007	18.133	17.373	2	18.264	17.534	161	12.411	11.944	385	18.464	17.779	3
2008	17.373	11.172	4	17.534	11.298	102	11.944	7.716	380	17.779	11.490	4
2009	11.172	13.813	4	11.298	13.997	66	7.716	9.583	247	11.490	14.278	4
2010	13.813	17.058	2	13.997	17.320	57	9.583	11.888	132	14.278	17.721	4
2011	17.058	15.939	2	17.32	16.216	45	11.888	11.158	111	17.721	16.641	5
2012	15.939	18.086	1*	16.216	18.437	36	11.158	12.718	90	16.641	18.977	3
2013	18.086	21.126	1*	18.437	21.552	32	12.718	14.881	86	18.977	22.209	2
Fidelity VIP Contrafund
2007	17.584	20.198	112	17.241	19.843	3,918	17.471	20.159	6,358	17.519	20.224	352
2008	20.198	11.334	162	19.843	11.158	4,593	20.159	11.363	9,199	20.224	11.406	508
2009	11.334	15.035	208	11.158	14.830	5,644	11.363	15.142	11,570	11.406	15.206	641
2010	15.035	17.215	148	14.830	17.015	5,647	15.142	17.415	12,187	15.206	17.498	579
2011	17.215	16.388	136	17.015	16.229	4,997	17.415	16.653	11,757	17.498	16.741	497
2012	16.388	18.638	117	16.229	18.494	4,233	16.653	19.025	9,797	16.741	19.134	340
2013	18.638	23.900	72	18.494	23.763	3,451	19.025	24.506	8,379	19.134	24.659	270
2014	23.900	26.131	66	23.763	26.033	3022	24.506	26.914	7054	24.659	27.096	237
2015	26.131	25.694	63	26.033	25.649	2630	26.914	26.584	6159	27.096	26.777	190
2016	25.694	27.105	60	25.649	27.112	2336	26.584	28.170	5467	26.777	28.389	166
Fidelity VIP Growth
2007	14.524	18.014	6	11.459	14.241	224	11.130	13.867	768	6.683	8.330	54
2008	18.014	9.294	24	14.241	7.362	377	13.867	7.187	1,436	8.330	4.320	168
2009	9.294	11.646	46	7.362	9.244	503	7.187	9.046	1,090	4.320	5.440	124
2010	11.646	14.126	90	9.244	11.234	478	9.046	11.022	1,444	5.440	6.631	124
2011	14.126	13.827	60	11.234	11.019	625	11.022	10.838	4,326	6.631	6.524	147
2012	13.827	15.490	52	11.019	12.369	434	10.838	12.196	4,056	6.524	7.345	128
2013	15.490	20.629	36	12.369	16.506	378	12.196	16.315	3,658	7.345	9.831	112
2014	20.629	22.425	33	16.506	17.979	393	16.315	17.815	2032	9.831	10.740	131
2015	22.425	23.475	34	17.979	18.858	367	17.815	18.734	1624	10.740	11.299	166
2016	23.475	23.114	26	18.858	18.605	278	18.734	18.528	1403	11.299	11.181	94

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Fidelity VIP Mid Cap
2007	12.696	14.339	72	12.736	14.413	2,187	12.786	14.506	4,413	12.796	14.524	273
2008	14.339	8.480	97	14.413	8.540	2,883	14.506	8.617	6,670	14.524	8.632	398
2009	8.480	11.604	63	8.540	11.711	2,281	8.617	11.845	5,864	8.632	11.872	288
2010	11.604	14.610	86	11.711	14.774	2,660	11.845	14.981	6,991	11.872	15.022	253
2011	14.610	12.753	77	14.774	12.922	2,738	14.981	13.136	7,959	15.022	13.179	228
2012	12.753	14.307	70	12.922	14.525	2,423	13.136	14.803	6,688	13.179	14.859	172
2013	14.307	19.035	58	14.525	19.364	1,932	14.803	19.784	5,559	14.859	19.869	153
2014	19.035	19.764	57	19.364	20.146	1768	19.784	20.634	4848	19.869	20.733	122
2015	19.764	19.038	59	20.146	19.445	1506	20.634	19.965	4102	20.733	20.071	100
2016	19.038	20.865	46	19.445	21.353	1301	19.965	21.980	3661	20.071	22.108	81
Fidelity VIP Overseas(6)
2005	16.124	18.755	1*	13.263	15.458	45	10.004	11.982	122	8.202	9.588	13
2006	18.755	21.629	6	15.458	17.863	151	11.982	13.880	303	9.588	11.113	21
2007	21.629	24.792	16	17.863	20.516	249	13.880	15.981	568	11.113	12.801	46
2008	24.792	13.604	41	20.516	11.280	290	15.981	8.809	830	12.801	7.060	150
2009	13.604	16.814	23	11.280	13.970	283	8.809	10.937	671	7.060	8.770	139
2010	16.814	18.578	16	13.970	15.466	302	10.937	12.138	1,087	8.770	9.738	130
2011	18.578	15.037	15	15.466	12.543	324	12.138	9.869	1161	9.738	7.921	57
2012	15.037	17.725	15	12.543	14.815	239	9.869	11.686	1041	7.921	9.384	46
2013	17.725	19.747	14	14.815	16.518	233	11.686	13.041	980	9.384	10.474	44
Franklin Income VIP
2007	11.191	11.370	143	11.205	11.407	3,841	11.222	11.453	7,420	11.225	11.462	655
2008	11.370	7.832	205	11.407	7.873	5,722	11.453	7.925	10,525	11.462	7.935	909
2009	7.832	10.399	160	7.873	10.475	4,581	7.925	10.570	8,088	7.935	10.589	656
2010	10.399	11.474	161	10.475	11.580	4,641	10.570	11.714	9,464	10.589	11.741	576
2011	11.474	11.503	141	11.580	11.633	4,510	11.714	11.797	9,759	11.741	11.830	475
2012	11.503	12.689	130	11.633	12.858	3,993	11.797	13.072	8,793	11.830	13.116	403
2013	12.689	14.158	75	12.858	14.375	3,347	13.072	14.651	7,972	13.116	14.707	332
2014	14.158	14.504	52	14.375	14.755	2733	14.651	15.077	7155	14.707	15.142	300
2015	14.504	13.200	54	14.755	13.456	2253	15.077	13.784	6084	15.142	13.850	248
2016	13.200	14.739	52	13.456	15.055	2038	13.784	15.459	5228	13.850	15.542	220
Franklin Mutual Shares VIP
2007	11.236	11.376	97	11.249	11.421	2,676	11.267	11.467	4,883	11.270	11.477	472
2008	11.376	7.006	97	11.421	7.048	3,240	11.467	7.093	6,927	11.477	7.104	573
2009	7.006	8.647	68	7.048	8.716	2,283	7.093	8.795	5,406	7.104	8.812	384
2010	8.647	9.416	97	8.716	9.510	2,477	8.795	9.619	6,497	8.812	9.643	340
2011	9.416	9.124	97	9.510	9.233	2,366	9.619	9.363	7,176	9.643	9.391	283
2012	9.124	10.207	86	9.233	10.350	2,042	9.363	10.522	6,079	9.391	10.558	218
2013	10.207	12.819	74	10.350	13.025	1,666	10.522	13.275	5,109	10.558	13.327	170
2014	12.819	13.447	67	13.025	13.690	1491	13.275	13.988	4481	13.327	14.050	154
2015	13.447	12.517	62	13.690	12.769	1334	13.988	13.079	3852	14.050	13.144	127
2016	12.517	14.226	52	12.769	14.541	1116	13.079	14.931	3348	13.144	15.013	113
FTVIPT Franklin Small-Mid Cap Growth Securities(5)
2005	16.909	17.350	1*	11.779	13.032	37	12.768	13.160	125	6.977	7.195	9
2006	17.350	18.467	6	13.032	13.899	250	13.160	14.070	500	7.195	7.696	54
2007	18.467	20.116	16	13.899	15.170	461	14.070	15.396	922	7.696	8.425	103
2008	20.116	11.327	28	15.170	8.559	653	15.396	8.708	1,127	8.425	4.768	150
2009	11.327	15.924	19	8.559	12.057	715	8.708	12.298	1,139	4.768	6.737	103
2010	15.924	19.901	19	12.057	15.098	682	12.298	15.439	1,339	6.737	8.461	93
2011	19.901	18.546	17	15.098	14.098	612	15.439	14.452	1323	8.461	7.925	95
2012	18.546	20.131	17	14.098	15.334	553	14.452	15.758	1213	7.925	8.645	67
2013	20.131	23.419	15	15.334	17.852	542	15.758	18.363	1086	8.645	10.076	64
Invesco V.I. International Growth
2014	N/A	N/A	N/A	24.988	23.242	11	23.822	22.707	60	24.183	22.858	1*
2015	N/A	N/A	N/A	23.242	22.208	24	22.707	21.751	105	22.858	21.906	4
2016	N/A	N/A	N/A	22.208	21.638	25	21.751	21.246	122	21.906	21.409	4
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	9.610	9.403	4	9.959	9.419	6	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.403	9.765	17	9.419	9.805	9	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Century Select Mid Cap Managed Volatility
2014	N/A	N/A	N/A	9.898	11.163	30	10.132	11.191	227	N/A	N/A	N/A
2015	10.817	10.446	1*	11.163	10.488	87	11.191	10.541	357	11.234	10.552	3
2016	10.446	12.013	1*	10.488	12.085	136	10.541	12.176	420	10.552	12.194	3
LVIP American Global Growth
2010	N/A	N/A	N/A	11.674	12.344	11	11.730	12.360	63	N/A	N/A	N/A
2011	12.332	10.957	10	12.344	10.990	252	12.360	11.032	733	12.363	11.040	2
2012	10.957	13.102	10	10.990	13.168	253	11.032	13.251	683	11.040	13.267	4
2013	13.102	16.511	9	13.168	16.627	202	13.251	16.773	677	13.267	16.803	3
2014	16.511	16.470	9	16.627	16.619	194	16.773	16.807	692	16.803	16.845	3
2015	16.470	17.188	12	16.619	17.378	177	16.807	17.619	635	16.845	17.668	4
2016	17.188	16.871	11	17.378	17.092	186	17.619	17.372	602	17.668	17.429	2
LVIP American Global Small Capitalization
2010	N/A	N/A	N/A	12.353	12.730	20	12.334	12.746	50	N/A	N/A	N/A
2011	12.717	10.026	5	12.730	10.057	224	12.746	10.095	741	12.749	10.102	4
2012	10.026	11.561	5	10.057	11.619	208	10.095	11.692	739	10.102	11.707	5
2013	11.561	14.467	4	11.619	14.569	187	11.692	14.697	672	11.707	14.723	5
2014	14.467	14.406	4	14.569	14.536	171	14.697	14.701	638	14.723	14.734	5
2015	14.406	14.085	4	14.536	14.241	126	14.701	14.439	599	14.734	14.479	6
2016	14.085	14.025	4	14.241	14.208	109	14.439	14.441	499	14.479	14.488	3
LVIP American Growth
2010	N/A	N/A	N/A	11.845	12.460	71	11.591	12.476	240	12.328	12.479	1*
2011	12.448	11.619	14	12.460	11.654	671	12.476	11.698	2,704	12.479	11.706	14
2012	11.619	13.363	12	11.654	13.430	657	11.698	13.514	2,411	11.706	13.531	15
2013	13.363	16.965	10	13.430	17.084	605	13.514	17.235	2,261	13.531	17.265	12
2014	16.965	17.963	9	17.084	18.126	571	17.235	18.331	2204	17.265	18.373	11
2015	17.963	18.728	14	18.126	18.935	477	18.331	19.197	1761	18.373	19.250	10
2016	18.728	20.008	13	18.935	20.270	444	19.197	20.602	1590	19.250	20.669	8
LVIP American Growth-Income
2010	N/A	N/A	N/A	11.656	12.144	46	11.465	12.160	102	12.020	12.163	1*
2011	12.132	11.615	11	12.144	11.650	435	12.160	11.693	1,676	12.163	11.702	8
2012	11.615	13.312	8	11.650	13.379	438	11.693	13.463	1,620	11.702	13.479	9
2013	13.312	17.340	7	13.379	17.462	432	13.463	17.615	1,534	13.479	17.646	6
2014	17.340	18.722	6	17.462	18.892	394	17.615	19.105	1476	17.646	19.148	5
2015	18.722	18.538	4	18.892	18.743	343	19.105	19.003	1287	19.148	19.055	4
2016	18.538	20.178	3	18.743	20.442	313	19.003	20.777	1171	19.055	20.845	2
LVIP American International
2010	N/A	N/A	N/A	11.747	12.237	25	12.124	12.253	108	12.250	12.256	1*
2011	12.225	10.256	9	12.237	10.287	385	12.253	10.326	1,768	12.256	10.333	5
2012	10.256	11.796	9	10.287	11.855	389	10.326	11.930	1,739	10.333	11.944	5
2013	11.796	13.994	8	11.855	14.092	329	11.930	14.216	1,562	11.944	14.241	5
2014	13.994	13.292	8	14.092	13.412	329	14.216	13.564	1534	14.241	13.594	4
2015	13.292	12.386	7	13.412	12.523	304	13.564	12.697	1424	13.594	12.731	4
2016	12.386	12.510	6	12.523	12.674	277	12.697	12.882	1322	12.731	12.924	1*
LVIP Baron Growth Opportunities(7)
2007	10.587	10.722	17	10.600	10.756	477	10.616	10.800	675	10.619	10.808	66
2008	10.722	6.390	25	10.756	6.423	636	10.800	6.465	1,528	10.808	6.474	98
2009	6.390	8.655	14	6.423	8.718	611	6.465	8.797	1,729	6.474	8.813	79
2010	8.655	10.711	21	8.718	10.811	621	8.797	10.936	1,997	8.813	10.961	68
2011	10.711	10.911	17	10.811	11.034	712	10.936	11.190	2,179	10.961	11.221	62
2012	10.911	12.633	16	11.034	12.801	783	11.190	13.015	2,048	11.221	13.058	81
2013	12.633	17.327	13	12.801	17.593	710	13.015	17.931	1,912	13.058	17.999	68
2014	17.327	17.791	7	17.593	18.100	632	17.931	18.494	1501	17.999	18.573	64
2015	17.791	16.590	14	18.100	16.912	500	18.494	17.323	1356	18.573	17.406	74
2016	16.590	17.150	14	16.912	17.518	461	17.323	17.989	1158	17.406	18.084	53

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP BlackRock Dividend Value Managed Volatility
2007	11.352	11.571	18	11.388	11.631	164	11.433	11.706	506	11.442	11.721	19
2008	11.571	6.970	21	11.631	7.021	192	11.706	7.084	794	11.721	7.096	46
2009	6.970	8.395	4	7.021	8.472	255	7.084	8.570	966	7.096	8.589	43
2010	8.395	9.671	3	8.472	9.779	216	8.570	9.917	558	8.589	9.944	36
2011	9.671	9.203	6	9.779	9.325	201	9.917	9.480	815	9.944	9.511	32
2012	9.203	10.516	4	9.325	10.677	223	9.480	10.881	951	9.511	10.922	37
2013	10.516	12.143	12	10.677	12.353	435	10.881	12.621	1,195	10.922	12.675	42
2014	12.143	12.274	11	12.353	12.512	450	12.621	12.815	1203	12.675	12.876	31
2015	12.274	11.407	10	12.512	11.651	461	12.815	11.963	1224	12.876	12.026	23
2016	11.407	12.474	9	11.651	12.766	380	11.963	13.141	1231	12.026	13.217	28
LVIP BlackRock Emerging Markets Managed Volatility(14)
2012	10.954	10.954	1*	10.170	10.961	2	10.397	10.971	28	10.767	10.973	1*
2013	10.954	9.854	15	10.961	9.881	32	10.971	9.914	183	10.973	9.921	5
2014	9.854	9.154	15	9.881	9.197	48	9.914	9.251	363	9.921	9.262	9
2015	9.154	7.600	16	9.197	7.651	85	9.251	7.715	464	9.262	7.728	11
2016	7.600	7.949	16	7.651	8.017	57	7.715	8.104	445	7.728	8.121	10
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	9.750	10.375	12	10.110	10.388	141	10.110	10.404	913	9.810	10.408	25
2014	10.375	10.103	7	10.388	10.136	238	10.404	10.178	1090	10.408	10.186	16
2015	10.103	9.432	7	10.136	9.482	321	10.178	9.545	1325	10.186	9.557	32
2016	9.432	9.467	7	9.482	9.536	235	9.545	9.623	1190	9.557	9.641	48
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	10.121	10.115	30	10.271	10.131	63	N/A	N/A	N/A
LVIP BlackRock Inflation Protected Bond
2010	N/A	N/A	N/A	10.259	10.080	82	10.237	10.096	360	10.065	10.099	1*
2011	10.067	11.029	68	10.080	11.065	1,320	10.096	11.110	5,121	10.099	11.119	64
2012	11.029	11.475	74	11.065	11.535	1,497	11.110	11.611	5,650	11.119	11.626	65
2013	11.475	10.273	105	11.535	10.348	3,338	11.611	10.442	10,939	11.626	10.461	256
2014	10.273	10.349	418	10.348	10.446	2965	10.442	10.567	9901	10.461	10.592	260
2015	10.349	9.829	375	10.446	9.940	2588	10.567	10.081	8825	10.592	10.109	207
2016	9.829	9.944	367	9.940	10.077	2498	10.081	10.246	8175	10.109	10.280	179
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	10.365	10.399	92	10.362	10.416	196	N/A	N/A	N/A
LVIP BlackRock U.S. Opportunities Managed Volatility(15)
2015	N/A	N/A	N/A	10.310	8.972	2	10.217	8.987	47	10.064	8.990	1*
2016	N/A	N/A	N/A	8.972	9.338	2	8.987	9.376	54	8.990	9.384	1*
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	9.822	10.397	6	10.034	10.423	83	9.930	10.428	2
2015	N/A	N/A	N/A	10.397	9.768	43	10.423	9.817	197	10.428	9.827	2
2016	9.988	10.352	1*	9.768	10.414	52	9.817	10.492	270	9.827	10.508	8
LVIP Blended Large Cap Growth Managed Volatility
2007	13.627	16.028	9	13.727	16.178	173	13.849	16.362	318	13.877	16.404	8
2008	16.028	9.265	14	16.178	9.370	221	16.362	9.501	615	16.404	9.530	29
2009	9.265	12.535	11	9.370	12.703	444	9.501	12.912	1,652	9.530	12.958	74
2010	12.535	13.635	13	12.703	13.845	506	12.912	14.108	1,753	12.958	14.165	73
2011	13.635	12.560	9	13.845	12.779	487	14.108	13.055	1,052	14.165	13.114	44
2012	12.560	14.279	8	12.779	14.558	405	13.055	14.909	862	13.114	14.984	34
2013	14.279	17.504	11	14.558	17.881	345	14.909	18.358	781	14.984	18.460	26
2014	17.504	18.012	10	17.881	18.437	302	18.358	18.976	670	18.460	19.091	19
2015	18.012	17.830	10	18.437	18.287	246	18.976	18.869	605	19.091	18.993	9
2016	17.830	17.187	10	18.287	17.663	205	18.869	18.271	589	18.993	18.400	8

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Blended Mid Cap Managed Volatility
2007	10.618	10.915	1*	10.082	10.819	90	10.084	10.836	249	9.906	10.839	15
2008	10.915	5.405	7	10.819	5.368	173	10.836	5.390	462	10.839	5.394	24
2009	5.405	7.835	4	5.368	7.797	157	5.390	7.849	436	5.394	7.859	23
2010	7.835	9.739	10	7.797	9.712	227	7.849	9.800	616	7.859	9.818	19
2011	9.739	8.790	9	9.712	8.783	379	9.800	8.885	895	9.818	8.905	30
2012	8.790	9.142	6	8.783	9.153	257	8.885	9.282	764	8.905	9.308	26
2013	9.142	11.148	17	9.153	11.183	271	9.282	11.369	973	9.308	11.407	28
2014	11.148	10.092	21	11.183	10.144	309	11.369	10.339	969	11.407	10.379	29
2015	10.092	9.444	18	10.144	9.512	325	10.339	9.719	975	10.379	9.761	26
2016	9.444	9.433	18	9.512	9.520	344	9.719	9.751	947	9.761	9.798	22
LVIP Clarion Global Real Estate
2007	9.951	8.196	39	10.085	8.206	405	10.086	8.218	907	9.536	8.221	61
2008	8.196	4.640	39	8.206	4.655	805	8.218	4.674	2,065	8.221	4.678	251
2009	4.640	6.247	29	4.655	6.280	721	4.674	6.321	2,038	4.678	6.330	225
2010	6.247	7.198	25	6.280	7.250	747	6.321	7.316	2,244	6.330	7.329	202
2011	7.198	6.421	22	7.250	6.480	927	7.316	6.556	2,944	7.329	6.571	146
2012	6.421	7.821	22	6.480	7.909	840	6.556	8.021	2,574	6.571	8.044	119
2013	7.821	7.891	19	7.909	7.996	802	8.021	8.130	2,484	8.044	8.157	98
2014	7.891	8.778	12	7.996	8.913	664	8.130	9.084	2080	8.157	9.119	89
2015	8.778	8.470	9	8.913	8.617	568	9.084	8.805	1712	9.119	8.843	80
2016	8.470	8.372	8	8.617	8.534	465	8.805	8.742	1540	8.843	8.784	77
LVIP ClearBridge Large Cap Managed Volatility
2015	N/A	N/A	N/A	10.019	9.227	9	10.055	9.243	71	9.858	9.246	3
2016	N/A	N/A	N/A	9.227	9.363	33	9.243	9.403	99	9.246	9.410	1*
LVIP Delaware Bond
2007	10.080	10.381	155	10.610	10.949	2,312	10.151	10.502	6,029	10.726	11.101	353
2008	10.381	9.834	129	10.949	10.392	3,192	10.502	9.993	8,529	11.101	10.569	576
2009	9.834	11.409	212	10.392	12.081	4,252	9.993	11.646	12,099	10.569	12.323	665
2010	11.409	12.079	234	12.081	12.816	5,334	11.646	12.385	16,027	12.323	13.112	640
2011	12.079	12.686	209	12.816	13.488	5,753	12.385	13.067	17,235	13.112	13.841	589
2012	12.686	13.197	182	13.488	14.059	5,399	13.067	13.655	16,498	13.841	14.471	521
2013	13.197	12.581	163	14.059	13.430	4,639	13.655	13.076	14,968	14.471	13.864	404
2014	12.581	13.010	95	13.430	13.915	4169	13.076	13.583	13472	13.864	14.409	344
2015	13.010	12.744	90	13.915	13.658	3962	13.583	13.365	12929	14.409	14.185	318
2016	12.744	12.775	85	13.658	13.718	3696	13.365	13.458	12504	14.185	14.290	304
LVIP Delaware Diversified Floating Rate
2010	10.015	10.009	5	10.038	10.021	153	10.043	10.037	330	10.036	10.040	2
2011	10.009	9.753	24	10.021	9.785	1,085	10.037	9.825	3,459	10.040	9.833	98
2012	9.753	9.929	40	9.785	9.981	1,193	9.825	10.047	4,390	9.833	10.060	97
2013	9.929	9.772	104	9.981	9.843	2,569	10.047	9.932	10,786	10.060	9.950	178
2014	9.772	9.603	118	9.843	9.692	2204	9.932	9.805	7887	9.950	9.828	180
2015	9.603	9.312	97	9.692	9.418	1714	9.805	9.551	6438	9.828	9.578	134
2016	9.312	9.302	95	9.418	9.426	1427	9.551	9.583	5896	9.578	9.615	102
LVIP Delaware Foundation Aggressive Allocation(8)
2007	14.638	15.210	1*	14.744	15.351	350	14.878	15.529	1,000	14.905	15.566	34
2008	15.210	9.921	2	15.351	10.032	449	15.529	10.175	1,154	15.566	10.204	54
2009	9.921	12.790	2	10.032	12.960	274	10.175	13.177	763	10.204	13.221	39
2010	12.790	14.053	1*	12.960	14.268	249	13.177	14.543	485	13.221	14.599	31
2011	14.053	13.448	1*	14.268	13.682	180	14.543	13.980	386	14.599	14.041	24
2012	13.448	14.882	1*	13.682	15.171	150	13.980	15.541	293	14.041	15.616	22
2013	14.882	17.479	1*	15.171	17.854	126	15.541	18.334	254	15.616	18.432	18
2014	N/A	N/A	N/A	17.854	18.232	103	18.334	18.770	197	18.432	18.879	17
2015	N/A	N/A	N/A	18.232	17.606	97	18.770	18.171	160	18.879	18.286	14
2016	N/A	N/A	N/A	17.606	18.200	82	18.171	18.831	142	18.286	18.960	12

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Delaware Social Awareness
2007	11.781	11.848	1*	16.273	16.399	118	11.864	11.986	361	16.451	16.628	4
2008	11.848	7.583	1*	16.399	10.517	159	11.986	7.706	471	16.628	10.696	20
2009	7.583	9.619	2	10.517	13.367	192	7.706	9.819	466	10.696	13.636	22
2010	9.619	10.472	2	13.367	14.582	193	9.819	10.738	511	13.636	14.919	24
2011	10.472	10.284	2	14.582	14.349	186	10.738	10.593	482	14.919	14.725	22
2012	10.284	11.569	2	14.349	16.174	181	10.593	11.970	416	14.725	16.648	15
2013	11.569	15.318	2	16.174	21.457	177	11.970	15.921	445	16.648	22.153	3
2014	15.318	17.219	1*	21.457	24.169	160	15.921	17.977	324	22.153	25.027	4
2015	17.219	16.691	1*	24.169	23.475	75	17.977	17.505	340	25.027	24.381	4
2016	16.691	17.368	1*	23.475	24.476	71	17.505	18.297	306	24.381	25.498	3
LVIP Delaware Special Opportunities
2007	9.633	9.114	1*	10.117	9.125	13	9.908	9.139	116	9.381	9.142	1*
2008	9.114	5.635	1*	9.125	5.654	97	9.139	5.677	430	9.142	5.681	36
2009	5.635	7.173	1*	5.654	7.211	136	5.677	7.258	333	5.681	7.268	3
2010	7.173	9.144	1*	7.211	9.210	218	7.258	9.294	532	7.268	9.311	8
2011	9.144	8.459	1*	9.210	8.537	304	9.294	8.636	1,158	9.311	8.656	7
2012	N/A	N/A	N/A	8.537	9.594	240	8.636	9.730	681	8.656	9.757	9
2013	N/A	N/A	N/A	9.594	12.550	289	9.730	12.759	681	9.757	12.801	11
2014	12.077	13.011	2	12.550	13.207	246	12.759	13.461	500	12.801	13.512	9
2015	13.011	12.729	2	13.207	12.947	255	13.461	13.229	526	13.512	13.286	9
2016	12.729	14.955	2	12.947	15.242	208	13.229	15.613	486	13.286	15.688	8
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	9.837	8.952	5	10.230	8.967	148	9.603	8.970	2
2016	N/A	N/A	N/A	8.952	9.156	6	8.967	9.194	173	8.970	9.202	5
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	9.958	8.285	74	9.871	8.298	537	9.848	8.300	13
2012	N/A	N/A	N/A	8.285	9.630	77	8.298	9.670	605	8.300	9.677	21
2013	N/A	N/A	N/A	9.630	10.851	158	9.670	10.922	1,929	9.677	10.937	42
2014	N/A	N/A	N/A	10.851	9.823	148	10.922	9.912	2220	10.937	9.930	48
2015	N/A	N/A	N/A	9.823	9.232	154	9.912	9.340	2350	9.930	9.361	46
2016	N/A	N/A	N/A	9.232	9.214	145	9.340	9.345	2156	9.361	9.371	43
LVIP Dimensional U.S. Core Equity 1
2007	11.346	11.760	27	11.382	11.821	121	11.426	11.897	215	11.435	11.913	26
2008	11.760	7.371	27	11.821	7.424	111	11.897	7.490	275	11.913	7.504	51
2009	7.371	8.967	39	7.424	9.049	136	7.490	9.153	369	7.504	9.174	54
2010	8.967	9.882	38	9.049	9.993	123	9.153	10.133	599	9.174	10.161	55
2011	9.882	9.758	37	9.993	9.887	135	10.133	10.051	558	10.161	10.084	37
2012	9.758	10.980	29	9.887	11.148	111	10.051	11.361	488	10.084	11.404	34
2013	10.980	14.279	25	11.148	14.526	110	11.361	14.840	522	11.404	14.904	44
2014	14.279	15.769	19	14.526	16.074	99	14.840	16.463	428	14.904	16.542	45
2015	15.769	15.079	18	16.074	15.401	90	16.463	15.814	344	16.542	15.898	42
2016	15.079	16.834	15	15.401	17.229	106	15.814	17.734	368	15.898	17.837	39
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	N/A	N/A	N/A	10.225	9.360	80	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.538	10.679	16	9.360	10.723	192	9.566	10.732	6
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	9.969	9.338	62	9.879	9.353	852	9.713	9.356	3
2012	N/A	N/A	N/A	9.338	10.730	92	9.353	10.774	1,111	9.356	10.783	9
2013	N/A	N/A	N/A	10.730	13.567	183	10.774	13.656	2,066	10.783	13.674	19
2014	N/A	N/A	N/A	13.567	13.902	150	13.656	14.028	1856	13.674	14.054	19
2015	N/A	N/A	N/A	13.902	12.570	210	14.028	12.716	1462	14.054	12.746	19
2016	N/A	N/A	N/A	12.570	13.672	343	12.716	13.866	1260	12.746	13.905	18
LVIP Dimensional/Vanguard Total Bond
2011	10.185	10.311	8	10.016	10.324	198	10.001	10.341	1,030	10.315	10.344	27
2012	10.311	10.449	8	10.324	10.483	267	10.341	10.525	1,549	10.344	10.534	39
2013	N/A	N/A	N/A	10.483	9.976	324	10.525	10.042	1,965	10.534	10.055	44
2014	N/A	N/A	N/A	9.976	10.219	443	10.042	10.312	2374	10.055	10.330	41
2015	10.199	9.940	1*	10.219	10.033	474	10.312	10.149	2284	10.330	10.173	39
2016	9.940	9.913	4	10.033	10.025	525	10.149	10.167	2541	10.173	10.196	29

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Franklin Templeton Global Equity Managed Volatility
2007	10.097	9.765	13	10.118	9.777	610	10.170	9.792	1,235	9.930	9.795	85
2008	9.765	5.938	36	9.777	5.957	1,610	9.792	5.981	2,911	9.795	5.986	207
2009	5.938	7.431	29	5.957	7.470	1,134	5.981	7.519	2,623	5.986	7.529	168
2010	7.431	7.736	34	7.470	7.792	1,183	7.519	7.863	3,278	7.529	7.877	163
2011	7.736	7.322	34	7.792	7.390	1,283	7.863	7.476	3,766	7.877	7.493	174
2012	7.322	8.669	31	7.390	8.767	1,115	7.476	8.891	3,597	7.493	8.916	150
2013	8.669	10.155	41	8.767	10.291	1,031	8.891	10.462	3,316	8.916	10.497	108
2014	10.155	9.723	42	10.291	9.872	1066	10.462	10.062	3172	10.497	10.100	110
2015	9.723	8.734	42	9.872	8.886	990	10.062	9.080	3029	10.100	9.119	96
2016	8.734	8.738	42	8.886	8.908	882	9.080	9.124	2919	9.119	9.168	83
LVIP Franklin Templeton Value Managed Volatility
2014	N/A	N/A	N/A	10.020	10.237	56	10.021	10.259	355	10.016	10.268	1*
2015	N/A	N/A	N/A	10.237	9.238	65	10.259	9.281	320	10.268	9.293	1*
2016	N/A	N/A	N/A	9.238	10.056	36	9.281	10.129	314	9.293	10.147	1*
LVIP Global Conservative Allocation Managed Risk
2007	10.921	11.496	45	10.955	11.556	830	10.998	11.630	3,347	11.007	11.645	110
2008	11.496	9.158	74	11.556	9.224	1,706	11.630	9.306	6,373	11.645	9.323	272
2009	9.158	11.169	104	9.224	11.271	2,202	9.306	11.401	7,660	9.323	11.427	439
2010	11.169	12.056	151	11.271	12.191	2,688	11.401	12.362	8,534	11.427	12.396	433
2011	12.056	12.210	174	12.191	12.371	2,476	12.362	12.576	8,497	12.396	12.617	388
2012	12.210	13.092	196	12.371	13.292	2,935	12.576	13.546	9,366	12.617	13.597	349
2013	13.092	14.035	165	13.292	14.277	2,349	13.546	14.586	8,003	13.597	14.649	298
2014	14.035	14.489	86	14.277	14.769	1997	14.586	15.127	6767	14.649	15.199	260
2015	14.489	13.871	51	14.769	14.168	1584	15.127	14.547	5956	15.199	14.624	177
2016	13.871	14.228	48	14.168	14.561	1300	14.547	14.989	5248	14.624	15.076	169
LVIP Global Growth Allocation Managed Risk
2007	11.839	12.699	204	11.876	12.764	4,962	11.923	12.847	8,135	11.932	12.863	696
2008	12.699	8.259	252	12.764	8.318	6,566	12.847	8.393	12,369	12.863	8.408	706
2009	8.259	10.409	204	8.318	10.505	6,968	8.393	10.625	13,276	8.408	10.650	649
2010	10.409	11.460	214	10.505	11.588	6,940	10.625	11.751	14,032	10.650	11.783	694
2011	11.460	11.194	181	11.588	11.342	7,740	11.751	11.530	14,997	11.783	11.568	531
2012	11.194	11.934	157	11.342	12.116	7,171	11.530	12.348	17,859	11.568	12.395	659
2013	11.934	13.236	157	12.116	13.465	7,906	12.348	13.757	19,062	12.395	13.816	607
2014	13.236	13.377	165	13.465	13.635	7104	13.757	13.965	18494	13.816	14.032	664
2015	13.377	12.584	95	13.635	12.853	5719	13.965	13.197	16118	14.032	13.267	628
2016	12.584	12.875	90	12.853	13.177	4754	13.197	13.563	13443	13.267	13.642	552
LVIP Global Income
2009	10.311	10.642	8	10.097	10.652	425	10.108	10.668	1,459	10.323	10.673	11
2010	10.642	11.402	56	10.652	11.436	1,685	10.668	11.482	5,325	10.673	11.492	48
2011	11.402	11.258	53	11.436	11.314	2,272	11.482	11.388	8,758	11.492	11.404	113
2012	11.258	11.842	56	11.314	11.925	2,408	11.388	12.033	8,480	11.404	12.056	120
2013	11.842	11.241	61	11.925	11.342	2,477	12.033	11.474	8,587	12.056	11.501	124
2014	11.241	11.193	42	11.342	11.316	2251	11.474	11.476	8121	11.501	11.509	120
2015	11.193	10.712	41	11.316	10.851	1994	11.476	11.032	7108	11.509	11.070	98
2016	10.712	10.516	41	10.851	10.675	1830	11.032	10.880	6657	11.070	10.922	77
LVIP Global Moderate Allocation Managed Risk
2007	11.429	12.198	234	11.465	12.261	5,294	11.510	12.340	11,552	11.519	12.356	680
2008	12.198	8.742	252	12.261	8.805	7,769	12.340	8.884	17,262	12.356	8.900	1,160
2009	8.742	10.934	276	8.805	11.035	8,453	8.884	11.162	19,202	8.900	11.187	1,135
2010	10.934	11.958	253	11.035	12.092	9,122	11.162	12.261	21,519	11.187	12.296	1,169
2011	11.958	11.816	162	12.092	11.973	8,288	12.261	12.171	23,598	12.296	12.211	1,152
2012	11.816	12.649	158	11.973	12.842	7,483	12.171	13.088	24,029	12.211	13.137	1,028
2013	12.649	13.821	164	12.842	14.060	6,866	13.088	14.364	22,456	13.137	14.426	1,003
2014	13.821	14.059	158	14.060	14.331	6094	14.364	14.678	21142	14.426	14.748	989
2015	14.059	13.269	125	14.331	13.553	4922	14.678	13.916	18167	14.748	13.989	687
2016	13.269	13.523	110	13.553	13.839	4316	13.916	14.246	15467	13.989	14.328	607

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Government Money Market
2007	10.273	10.533	46	10.079	10.355	1,608	10.347	10.656	3,721	10.188	10.498	298
2008	10.533	10.529	100	10.355	10.372	5,464	10.656	10.701	10,593	10.498	10.548	503
2009	10.529	10.319	80	10.372	10.185	3,859	10.701	10.535	7,229	10.548	10.389	367
2010	10.319	10.109	121	10.185	9.998	2,505	10.535	10.367	6,639	10.389	10.228	218
2011	10.109	9.902	80	9.998	9.813	2,604	10.367	10.200	7,884	10.228	10.069	277
2012	9.902	9.698	104	9.813	9.630	2,302	10.200	10.036	5,584	10.069	9.912	238
2013	9.698	9.499	77	9.630	9.451	2,074	10.036	9.874	4,267	9.912	9.757	188
2014	9.499	9.304	95	9.451	9.276	1641	9.874	9.715	3665	9.757	9.604	76
2015	9.304	9.113	17	9.276	9.103	1380	9.715	9.558	3522	9.604	9.454	153
2016	9.113	8.926	39	9.103	8.934	1303	9.558	9.404	3006	9.454	9.306	150
LVIP Growth Fund(9)
2005	N/A	N/A	N/A	10.112	10.803	22	10.182	10.818	42	10.008	10.821	2
2006	11.296	11.191	5	10.803	11.227	64	10.818	11.271	202	10.821	11.279	6
LVIP Growth Opportunities(10)
2005	11.611	11.410	1*	11.146	11.423	1*	10.923	11.440	10	10.681	11.443	3
2006	11.410	12.278	2	11.423	12.317	33	11.440	12.366	44	11.443	12.375	10
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	N/A	N/A	N/A	10.057	10.239	6	10.198	10.255	16	N/A	N/A	N/A
2015	10.349	9.495	5	10.239	9.527	32	10.255	9.566	134	10.230	9.573	1*
2016	9.495	10.298	5	9.527	10.352	60	9.566	10.421	322	9.573	10.434	7
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	9.998	10.252	60	9.999	10.274	203	10.455	10.283	3
2015	9.887	9.126	1*	10.252	9.163	115	10.274	9.205	277	10.283	9.218	2
2016	9.126	9.460	1*	9.163	9.517	108	9.205	9.586	278	9.218	9.603	2
LVIP JPMorgan High Yield
2010	N/A	N/A	N/A	10.719	10.785	45	10.794	10.802	69	N/A	N/A	N/A
2011	10.771	10.815	4	10.785	10.850	487	10.802	10.894	1,327	10.805	10.903	17
2012	10.815	12.140	11	10.850	12.204	421	10.894	12.284	1,534	10.903	12.300	23
2013	12.140	12.637	10	12.204	12.729	387	12.284	12.844	1,369	12.300	12.868	18
2014	12.637	12.694	13	12.729	12.812	270	12.844	12.961	1072	12.868	12.991	12
2015	12.694	11.911	10	12.812	12.046	218	12.961	12.216	965	12.991	12.251	24
2016	11.911	13.177	14	12.046	13.353	239	12.216	13.576	976	12.251	13.621	28
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2007	N/A	N/A	N/A	9.667	9.341	10	9.988	9.355	11	10.024	9.359	1*
2008	N/A	N/A	N/A	9.341	6.037	41	9.355	6.055	85	9.359	6.067	13
2009	6.159	7.327	2	6.037	7.365	87	6.055	7.406	217	6.067	7.424	23
2010	7.327	8.929	1*	7.365	8.994	134	7.406	9.066	389	7.424	9.093	23
2011	8.929	8.568	6	8.994	8.648	191	9.066	8.739	707	9.093	8.769	26
2012	8.568	9.520	5	8.648	9.628	125	8.739	9.754	571	8.769	9.792	23
2013	9.520	11.547	18	9.628	11.701	167	9.754	11.884	885	9.792	11.937	28
2014	11.547	12.195	19	11.701	12.381	222	11.884	12.607	978	11.937	12.669	30
2015	12.195	10.990	17	12.381	11.181	212	12.607	11.413	892	12.669	11.475	15
2016	10.990	11.808	17	11.181	12.037	172	11.413	12.317	915	11.475	12.391	16
LVIP Managed Risk Profile 2010
2007	N/A	N/A	N/A	10.416	10.418	1*	10.017	10.434	24	N/A	N/A	N/A
2008	N/A	N/A	N/A	10.418	7.759	59	10.434	7.790	178	10.375	7.796	1*
2009	N/A	N/A	N/A	7.759	9.447	83	7.790	9.509	202	7.796	9.521	4
2010	N/A	N/A	N/A	9.447	10.306	82	9.509	10.399	200	9.521	10.418	4
2011	N/A	N/A	N/A	10.306	10.212	80	10.399	10.331	181	10.418	10.354	4
2012	N/A	N/A	N/A	10.212	10.849	67	10.331	11.002	120	10.354	11.033	1*
2013	N/A	N/A	N/A	10.849	11.567	56	11.002	11.759	105	N/A	N/A	N/A
2014	N/A	N/A	N/A	11.567	11.861	51	11.759	12.089	86	N/A	N/A	N/A
2015	N/A	N/A	N/A	11.861	11.423	47	12.089	11.671	77	N/A	N/A	N/A
2016	N/A	N/A	N/A	11.423	11.675	44	11.671	11.959	62	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Managed Risk Profile 2020
2007	N/A	N/A	N/A	9.783	10.265	3	9.928	10.280	16	10.224	10.283	1*
2008	N/A	N/A	N/A	10.265	7.345	83	10.280	7.375	334	10.283	7.381	21
2009	N/A	N/A	N/A	7.345	9.034	104	7.375	9.093	512	7.381	9.105	36
2010	N/A	N/A	N/A	9.034	9.905	147	9.093	9.995	521	9.105	10.013	33
2011	N/A	N/A	N/A	9.905	9.714	153	9.995	9.827	486	10.013	9.849	22
2012	N/A	N/A	N/A	9.714	10.304	150	9.827	10.449	378	9.849	10.479	9
2013	N/A	N/A	N/A	10.304	11.206	121	10.449	11.393	398	10.479	11.431	9
2014	N/A	N/A	N/A	11.206	11.449	56	11.393	11.669	309	11.431	11.714	7
2015	N/A	N/A	N/A	11.449	10.958	50	11.669	11.197	256	11.714	11.245	7
2016	N/A	N/A	N/A	10.958	11.203	55	11.197	11.476	221	11.245	11.531	7
LVIP Managed Risk Profile 2030
2007	N/A	N/A	N/A	N/A	N/A	N/A	10.620	10.387	4	10.646	10.390	3
2008	9.699	7.004	1*	9.903	7.026	88	10.387	7.056	232	10.390	7.060	6
2009	N/A	N/A	N/A	7.026	8.800	172	7.056	8.859	245	7.060	8.869	6
2010	N/A	N/A	N/A	8.800	9.693	180	8.859	9.782	318	8.869	9.798	16
2011	N/A	N/A	N/A	9.693	9.433	182	9.782	9.544	285	9.798	9.564	6
2012	N/A	N/A	N/A	9.433	9.962	187	9.544	10.104	221	9.564	10.131	6
2013	N/A	N/A	N/A	9.962	11.089	68	10.104	11.276	210	10.131	11.311	6
2014	N/A	N/A	N/A	11.089	11.305	53	11.276	11.524	159	11.311	11.566	8
2015	N/A	N/A	N/A	11.305	10.770	56	11.524	11.006	127	11.566	11.052	8
2016	N/A	N/A	N/A	10.770	10.932	53	11.006	11.200	111	11.052	11.252	8
LVIP Managed Risk Profile 2040
2007	N/A	N/A	N/A	9.751	10.197	2	10.519	10.212	4	N/A	N/A	N/A
2008	9.443	6.411	1*	10.197	6.432	23	10.212	6.458	145	9.836	6.463	4
2009	N/A	N/A	N/A	6.432	8.244	79	6.458	8.298	165	N/A	N/A	N/A
2010	N/A	N/A	N/A	8.244	9.171	112	8.298	9.254	202	8.309	9.271	14
2011	N/A	N/A	N/A	9.171	8.845	101	9.254	8.947	165	9.271	8.968	14
2012	N/A	N/A	N/A	8.845	9.273	107	8.947	9.404	150	8.968	9.431	14
2013	N/A	N/A	N/A	9.273	10.577	121	9.404	10.754	149	N/A	N/A	N/A
2014	N/A	N/A	N/A	10.577	10.712	120	10.754	10.918	148	N/A	N/A	N/A
2015	N/A	N/A	N/A	10.712	10.146	120	10.918	10.367	158	N/A	N/A	N/A
2016	N/A	N/A	N/A	10.146	10.309	1*	10.367	10.560	155	N/A	N/A	N/A
LVIP MFS International Equity Managed Volatility
2013	9.550	10.017	8	10.062	10.030	65	10.062	10.046	164	9.558	10.049	2
2014	10.017	9.088	8	10.030	9.118	102	10.046	9.156	238	10.049	9.163	7
2015	9.088	8.888	7	9.118	8.935	85	9.156	8.994	321	9.163	9.006	7
2016	8.888	8.568	8	8.935	8.631	67	8.994	8.710	423	9.006	8.726	3
LVIP MFS International Growth
2007	10.000	11.115	18	9.835	11.129	180	10.077	11.146	445	9.877	11.149	24
2008	11.115	5.543	54	11.129	5.561	604	11.146	5.584	1,034	11.149	5.588	76
2009	5.543	7.355	40	5.561	7.394	657	5.584	7.443	2,163	5.588	7.452	83
2010	7.355	8.127	20	7.394	8.185	675	7.443	8.260	1,435	7.452	8.275	59
2011	8.127	7.154	20	8.185	7.220	581	8.260	7.304	1,630	8.275	7.321	51
2012	7.154	8.344	17	7.220	8.438	574	7.304	8.557	1,620	7.321	8.581	40
2013	8.344	9.259	4	8.438	9.382	494	8.557	9.539	1,622	8.581	9.570	41
2014	9.259	8.587	4	9.382	8.718	458	9.539	8.886	1467	9.570	8.920	46
2015	8.587	8.496	4	8.718	8.644	504	8.886	8.832	1313	8.920	8.870	33
2016	8.496	8.436	20	8.644	8.600	427	8.832	8.810	1174	8.870	8.852	20
LVIP MFS Value
2007	N/A	N/A	N/A	9.792	9.692	84	10.015	9.707	393	9.794	9.710	29
2008	9.260	6.402	9	9.692	6.423	780	9.707	6.449	2,750	9.710	6.454	128
2009	6.402	7.565	8	6.423	7.604	1,448	6.449	7.654	4,924	6.454	7.664	173
2010	7.565	8.246	16	7.604	8.305	2,086	7.654	8.380	6,461	7.664	8.396	206
2011	8.246	8.046	21	8.305	8.120	2,067	8.380	8.214	7,147	8.396	8.233	238
2012	8.046	9.142	25	8.120	9.245	1,601	8.214	9.376	4,410	8.233	9.402	179
2013	9.142	12.142	59	9.245	12.303	1,291	9.376	12.508	4,378	9.402	12.549	154
2014	12.142	13.106	44	12.303	13.306	1087	12.508	13.562	3716	12.549	13.614	110
2015	13.106	12.732	38	13.306	12.952	940	13.562	13.234	3005	13.614	13.292	113
2016	12.732	14.185	32	12.952	14.460	847	13.234	14.812	2684	13.292	14.883	94

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Mondrian International Value
2007	14.056	15.307	34	21.748	23.730	415	14.156	15.485	1,188	21.985	24.061	41
2008	15.307	9.471	37	23.730	14.712	383	15.485	9.624	1,207	24.061	14.962	44
2009	9.471	11.214	32	14.712	17.455	334	9.624	11.447	1,091	14.962	17.805	37
2010	11.214	11.224	28	17.455	17.506	301	11.447	11.509	1,189	17.805	17.910	37
2011	11.224	10.501	28	17.506	16.411	304	11.509	10.817	1,228	17.910	16.841	33
2012	10.501	11.243	25	16.411	17.606	274	10.817	11.633	1,151	16.841	18.121	27
2013	11.243	13.384	27	17.606	21.000	509	11.633	13.910	2,245	18.121	21.679	52
2014	13.384	12.743	35	21.000	20.034	493	13.910	13.304	2069	21.679	20.745	52
2015	12.743	11.977	36	20.034	18.868	484	13.304	12.561	1878	20.745	19.596	48
2016	11.977	12.169	29	18.868	19.208	441	12.561	12.820	1759	19.596	20.010	50
LVIP Multi-Manager Global Equity Managed Volatility
2014	N/A	N/A	N/A	N/A	N/A	N/A	10.213	9.800	1*	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.964	8.919	18	9.800	8.955	12	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.919	9.235	13	8.955	9.297	21	N/A	N/A	N/A
LVIP PIMCO Low Duration Bond
2014	N/A	N/A	N/A	9.987	9.881	141	10.003	9.897	236	9.964	9.900	10
2015	9.892	9.800	19	9.881	9.832	344	9.897	9.872	1096	9.900	9.880	59
2016	9.800	9.824	21	9.832	9.876	384	9.872	9.941	1434	9.880	9.954	67
LVIP Select Core Equity Managed Volatility
2013	N/A	N/A	N/A	9.687	11.034	9	10.146	11.051	229	10.267	11.055	1*
2014	10.948	11.418	1*	11.034	11.455	54	11.051	11.502	279	11.055	11.511	1*
2015	N/A	N/A	N/A	11.455	10.661	171	11.502	10.731	502	11.511	10.745	3
2016	N/A	N/A	N/A	10.661	11.110	254	10.731	11.212	478	10.745	11.232	1*
LVIP SSGA Bond Index
2008	10.141	10.432	23	10.024	10.443	1,117	10.024	10.457	3,226	10.154	10.459	180
2009	10.432	10.651	78	10.443	10.683	4,953	10.457	10.724	12,523	10.459	10.732	367
2010	10.651	11.024	138	10.683	11.080	8,752	10.724	11.150	23,557	10.732	11.164	493
2011	11.024	11.565	187	11.080	11.647	7,240	11.150	11.750	22,868	11.164	11.771	448
2012	11.565	11.732	160	11.647	11.839	7,303	11.750	11.973	22,117	11.771	12.001	368
2013	11.732	11.166	166	11.839	11.289	6,774	11.973	11.446	22,134	12.001	11.478	383
2014	11.166	11.533	121	11.289	11.685	5795	11.446	11.877	18673	11.478	11.915	343
2015	11.533	11.294	96	11.685	11.465	5052	11.877	11.682	16566	11.915	11.726	323
2016	11.294	11.284	91	11.465	11.478	5014	11.682	11.725	15711	11.726	11.775	283
LVIP SSGA Conservative Index Allocation
2010	N/A	N/A	N/A	10.372	10.427	7	10.350	10.439	102	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.427	10.481	71	10.439	10.519	592	10.441	10.526	20
2012	N/A	N/A	N/A	10.481	11.191	188	10.519	11.259	664	10.526	11.273	21
2013	N/A	N/A	N/A	11.191	11.697	156	11.259	11.798	517	11.273	11.818	4
2014	N/A	N/A	N/A	11.697	11.990	125	11.798	12.123	513	11.818	12.150	3
2015	N/A	N/A	N/A	11.990	11.624	158	12.123	11.783	461	12.150	11.815	7
2016	N/A	N/A	N/A	11.624	11.946	183	11.783	12.140	535	11.815	12.179	8
LVIP SSGA Conservative Structured Allocation
2010	N/A	N/A	N/A	10.314	10.381	119	10.301	10.392	221	N/A	N/A	N/A
2011	N/A	N/A	N/A	10.381	10.444	721	10.392	10.481	2,615	10.394	10.489	32
2012	N/A	N/A	N/A	10.444	11.077	679	10.481	11.144	2,966	10.489	11.157	30
2013	N/A	N/A	N/A	11.077	11.608	520	11.144	11.707	2,723	11.157	11.727	36
2014	N/A	N/A	N/A	11.608	11.990	471	11.707	12.123	2588	11.727	12.150	35
2015	N/A	N/A	N/A	11.990	11.516	287	12.123	11.674	2180	12.150	11.705	38
2016	N/A	N/A	N/A	11.516	12.042	313	11.674	12.237	2085	11.705	12.277	22
LVIP SSGA Developed International 150
2008	9.372	6.244	6	9.822	6.250	276	9.822	6.259	729	8.645	6.260	35
2009	6.244	8.824	20	6.250	8.851	952	6.259	8.885	2,142	6.260	8.892	48
2010	8.824	9.246	30	8.851	9.292	1,581	8.885	9.351	4,009	8.892	9.363	65
2011	9.246	7.935	42	9.292	7.991	1,570	9.351	8.061	4,499	9.363	8.076	76
2012	7.935	8.808	42	7.991	8.888	1,510	8.061	8.989	4,347	8.076	9.010	72
2013	8.808	10.351	34	8.888	10.466	1,210	8.989	10.612	3,767	9.010	10.641	74
2014	10.351	10.202	28	10.466	10.336	1060	10.612	10.506	3289	10.641	10.540	73
2015	10.202	9.537	21	10.336	9.681	1011	10.506	9.865	2874	10.540	9.902	70
2016	9.537	10.223	18	9.681	10.398	953	9.865	10.622	2601	9.902	10.668	58

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Emerging Markets 100
2008	9.392	6.036	5	9.820	6.042	237	9.821	6.050	599	9.563	6.052	31
2009	6.036	11.199	13	6.042	11.233	954	6.050	11.276	1,838	6.052	11.285	46
2010	11.199	13.976	50	11.233	14.051	1,316	11.276	14.136	3,078	11.285	14.154	57
2011	13.976	11.611	47	14.051	11.697	1,313	14.136	11.797	3,529	14.154	11.818	76
2012	11.611	12.778	46	11.697	12.899	1,169	11.797	13.041	3,475	11.818	13.071	64
2013	12.778	12.128	28	12.899	12.266	1,105	13.041	12.433	3,856	13.071	12.468	78
2014	12.128	11.447	24	12.266	11.601	1024	12.433	11.788	3695	12.468	11.827	82
2015	11.447	9.275	20	11.601	9.419	1043	11.788	9.595	3709	11.827	9.631	87
2016	9.275	10.459	17	9.419	10.642	899	9.595	10.868	3314	9.631	10.915	73
LVIP SSGA Global Tactical Allocation Managed Volatility
2007	12.356	13.399	127	12.395	13.468	1,026	12.443	13.555	1,392	12.453	13.572	117
2008	13.399	7.791	66	13.468	7.847	1,083	13.555	7.917	1,957	13.572	7.932	145
2009	7.791	9.954	26	7.847	10.045	754	7.917	10.160	1,226	7.932	10.184	85
2010	9.954	10.573	22	10.045	10.692	731	10.160	10.842	1,246	10.184	10.872	87
2011	10.573	10.349	37	10.692	10.486	2,392	10.842	10.660	4,780	10.872	10.695	99
2012	10.349	11.237	36	10.486	11.408	1,863	10.660	11.626	5,120	10.695	11.670	73
2013	11.237	12.052	34	11.408	12.261	2,017	11.626	12.526	4,778	11.670	12.580	49
2014	12.052	12.240	26	12.261	12.476	1294	12.526	12.778	3980	12.580	12.840	54
2015	12.240	11.176	26	12.476	11.415	1174	12.778	11.721	3724	12.840	11.783	60
2016	11.176	11.531	25	11.415	11.801	1016	11.721	12.147	3035	11.783	12.217	48
LVIP SSGA International Index
2008	9.570	6.380	7	9.936	6.387	345	9.937	6.395	920	9.046	6.397	48
2009	6.380	7.967	22	6.387	7.992	1,235	6.395	8.022	3,319	6.397	8.028	127
2010	7.967	8.331	56	7.992	8.373	2,193	8.022	8.426	6,707	8.028	8.436	152
2011	8.331	7.130	72	8.373	7.181	2,316	8.426	7.244	7,619	8.436	7.257	163
2012	7.130	8.226	47	7.181	8.301	2,189	7.244	8.395	6,951	7.257	8.414	146
2013	8.226	9.722	64	8.301	9.830	2,247	8.395	9.967	7,409	8.414	9.994	179
2014	9.722	8.941	59	9.830	9.059	2134	9.967	9.208	6807	9.994	9.238	173
2015	8.941	8.627	50	9.059	8.758	2017	9.208	8.924	6203	9.238	8.958	162
2016	8.627	8.510	54	8.758	8.657	1936	8.924	8.843	6036	8.958	8.881	147
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	10.211	9.144	7	10.161	9.167	43	N/A	N/A	N/A
2015	N/A	N/A	N/A	9.144	8.635	39	9.167	8.679	230	9.537	8.687	2
2016	8.143	8.102	16	8.635	8.150	153	8.679	8.212	708	8.687	8.224	11
LVIP SSGA Large Cap 100
2008	9.366	6.955	9	9.689	6.962	473	9.690	6.971	1,245	9.975	6.973	62
2009	6.955	9.191	34	6.962	9.219	1,820	6.971	9.254	4,368	6.973	9.261	93
2010	9.191	10.700	50	9.219	10.754	2,786	9.254	10.823	7,246	9.261	10.836	122
2011	10.700	10.694	64	10.754	10.770	2,425	10.823	10.865	7,291	10.836	10.884	117
2012	10.694	11.723	59	10.770	11.830	2,191	10.865	11.964	6,504	10.884	11.991	103
2013	11.723	15.555	47	11.830	15.727	1,722	11.964	15.946	5,216	11.991	15.990	89
2014	15.555	17.735	33	15.727	17.968	1343	15.946	18.263	4104	15.990	18.323	83
2015	17.735	16.514	30	17.968	16.764	1213	18.263	17.082	3550	18.323	17.147	83
2016	16.514	19.603	24	16.764	19.940	1001	17.082	20.369	2956	17.147	20.456	61
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	9.850	10.864	12	9.994	10.881	70	10.209	10.884	2
2014	N/A	N/A	N/A	10.864	11.323	36	10.881	11.370	80	10.884	11.379	4
2015	11.141	10.456	1*	11.323	10.511	31	11.370	10.581	136	11.379	10.595	7
2016	10.456	11.050	1*	10.511	11.131	29	10.581	11.233	204	10.595	11.253	4
LVIP SSGA Moderate Index Allocation
2010	N/A	N/A	N/A	10.526	10.639	13	10.358	10.650	42	N/A	N/A	N/A
2011	10.630	10.359	1*	10.639	10.389	215	10.650	10.426	1,298	10.652	10.433	34
2012	10.359	11.303	1*	10.389	11.358	383	10.426	11.427	1,403	10.433	11.441	34
2013	11.303	12.417	1*	11.358	12.502	360	11.427	12.609	1,614	11.441	12.631	36
2014	12.417	12.664	1*	12.502	12.776	304	12.609	12.918	1393	12.631	12.947	35
2015	12.664	12.188	5	12.776	12.321	294	12.918	12.489	1319	12.947	12.523	48
2016	12.188	12.696	5	12.321	12.860	293	12.489	13.068	1092	12.523	13.110	47

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Moderate Structured Allocation
2010	10.446	10.533	13	10.372	10.542	124	10.358	10.553	466	N/A	N/A	N/A
2011	10.533	10.318	35	10.542	10.347	1,339	10.553	10.384	7,756	10.555	10.392	61
2012	10.318	11.141	32	10.347	11.195	1,483	10.384	11.263	8,351	10.392	11.276	50
2013	11.141	12.277	89	11.195	12.361	2,939	11.263	12.467	11,123	11.276	12.488	256
2014	12.277	12.658	72	12.361	12.770	2374	12.467	12.912	9825	12.488	12.941	240
2015	12.658	12.030	71	12.770	12.161	1975	12.912	12.327	8330	12.941	12.360	196
2016	12.030	12.841	50	12.161	13.007	1647	12.327	13.217	7210	12.360	13.260	171
LVIP SSGA Moderately Aggressive Index Allocation
2010	N/A	N/A	N/A	10.612	10.777	92	10.642	10.788	160	N/A	N/A	N/A
2011	10.768	10.250	30	10.777	10.279	543	10.788	10.316	1,963	10.790	10.323	55
2012	10.250	11.299	30	10.279	11.354	579	10.316	11.423	1,833	10.323	11.437	68
2013	11.299	12.671	35	11.354	12.758	558	11.423	12.867	1,967	11.437	12.890	76
2014	12.671	12.873	35	12.758	12.988	578	12.867	13.132	1886	12.890	13.161	81
2015	12.873	12.318	54	12.988	12.452	344	13.132	12.622	1736	13.161	12.656	13
2016	12.318	12.919	54	12.452	13.086	344	12.622	13.298	1646	12.656	13.341	13
LVIP SSGA Moderately Aggressive Structured Allocation
2010	N/A	N/A	N/A	10.648	10.836	58	10.544	10.848	303	10.425	10.850	6
2011	N/A	N/A	N/A	10.836	10.420	1,409	10.848	10.457	5,015	10.850	10.465	137
2012	N/A	N/A	N/A	10.420	11.360	1,590	10.457	11.429	5,123	10.465	11.443	122
2013	11.404	12.717	4	11.360	12.805	1,508	11.429	12.915	5,307	11.443	12.937	65
2014	12.717	13.077	9	12.805	13.195	1522	12.915	13.341	5272	12.937	13.371	40
2015	13.077	12.328	9	13.195	12.464	1248	13.341	12.634	4850	13.371	12.668	39
2016	12.328	13.303	9	12.464	13.477	1034	12.634	13.695	4439	12.668	13.739	39
LVIP SSGA S&P 500 Index(12)
2007	10.986	11.191	3	11.388	11.248	116	11.442	11.320	206	11.453	11.335	45
2008	11.191	6.865	16	11.248	6.915	740	11.320	6.976	2,115	11.335	6.989	126
2009	6.865	8.456	53	6.915	8.533	2,547	6.976	8.631	6,698	6.989	8.651	245
2010	8.456	9.476	91	8.533	9.583	4,154	8.631	9.717	12,148	8.651	9.744	282
2011	9.476	9.428	113	9.583	9.552	3,945	9.717	9.710	11,998	9.744	9.742	271
2012	9.428	10.650	97	9.552	10.812	3,629	9.710	11.018	15,150	9.742	11.060	259
2013	10.650	13.732	161	10.812	13.969	3,858	11.018	14.271	14,365	11.060	14.332	356
2014	13.732	15.214	163	13.969	15.508	3109	14.271	15.883	12177	14.332	15.959	301
2015	15.214	15.034	143	15.508	15.356	2742	15.883	15.766	13560	15.959	15.849	254
2016	15.034	16.412	131	15.356	16.796	2457	15.766	17.289	12314	15.849	17.388	236
LVIP SSGA Small-Cap Index
2007	9.486	9.119	2	10.081	9.130	53	10.082	9.144	205	10.006	9.147	9
2008	9.119	5.881	8	9.130	5.900	326	9.144	5.924	1,197	9.147	5.929	49
2009	5.881	7.239	14	5.900	7.277	837	5.924	7.325	2,459	5.929	7.335	72
2010	7.239	8.923	26	7.277	8.988	1,220	7.325	9.069	3,809	7.335	9.086	75
2011	8.923	8.318	32	8.988	8.395	1,160	9.069	8.493	4,109	9.086	8.512	92
2012	8.318	9.416	23	8.395	9.523	1,102	8.493	9.657	4,407	8.512	9.685	92
2013	9.416	12.685	48	9.523	12.854	1,667	9.657	13.068	5,432	9.685	13.111	153
2014	12.685	12.969	51	12.854	13.168	1372	13.068	13.421	4695	13.111	13.472	132
2015	12.969	12.070	48	13.168	12.280	1251	13.421	12.548	4229	13.472	12.602	119
2016	12.070	14.228	44	12.280	14.505	1067	12.548	14.857	3692	12.602	14.929	100
LVIP SSGA Small-Mid Cap 200
2008	9.187	7.205	3	9.488	7.212	127	9.489	7.222	379	10.615	7.224	18
2009	7.205	10.674	10	7.212	10.706	505	7.222	10.747	1,181	7.224	10.755	25
2010	10.674	13.319	18	10.706	13.386	820	10.747	13.471	1,883	10.755	13.488	28
2011	13.319	12.722	24	13.386	12.812	707	13.471	12.925	1,941	13.488	12.948	29
2012	12.722	14.145	20	12.812	14.273	593	12.925	14.435	1,738	12.948	14.468	23
2013	14.145	18.582	14	14.273	18.788	473	14.435	19.049	1,400	14.468	19.102	20
2014	18.582	18.931	13	18.788	19.180	408	19.049	19.495	1230	19.102	19.559	20
2015	18.931	17.226	13	19.180	17.487	377	19.495	17.819	1131	19.559	17.886	19
2016	17.226	21.889	10	17.487	22.265	310	17.819	22.744	954	17.886	22.841	15
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	10.002	11.130	6	10.090	11.148	50	10.474	11.151	1*
2014	11.018	10.707	1*	11.130	10.742	13	11.148	10.787	81	11.151	10.795	3
2015	N/A	N/A	N/A	10.742	9.601	57	10.787	9.665	268	10.795	9.678	3
2016	N/A	N/A	N/A	9.601	10.844	65	9.665	10.943	394	9.678	10.963	5

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP T. Rowe Price Growth Stock
2007	N/A	N/A	N/A	10.083	9.905	72	9.867	9.921	131	9.323	9.924	1*
2008	8.840	5.620	14	9.905	5.638	156	9.921	5.661	396	9.924	5.665	21
2009	5.620	7.854	19	5.638	7.895	645	5.661	7.947	1,633	5.665	7.958	44
2010	7.854	8.955	25	7.895	9.020	1,101	7.947	9.102	2,263	7.958	9.119	47
2011	8.955	8.603	9	9.020	8.683	1,253	9.102	8.784	2,904	9.119	8.804	48
2012	8.603	9.942	16	8.683	10.054	1,133	8.784	10.196	4,692	8.804	10.225	46
2013	9.942	13.504	14	10.054	13.683	854	10.196	13.912	4,152	10.225	13.958	61
2014	13.504	14.339	12	13.683	14.559	711	13.912	14.839	2292	13.958	14.895	54
2015	14.339	15.508	13	14.559	15.778	727	14.839	16.121	2402	14.895	16.191	67
2016	15.508	15.360	12	15.778	15.658	540	16.121	16.039	1987	16.191	16.116	65
LVIP T. Rowe Price Structured Mid-Cap Growth
2007	15.616	17.326	6	15.730	17.487	99	15.873	17.690	144	15.902	17.731	9
2008	17.326	9.684	6	17.487	9.793	173	17.690	9.932	275	17.731	9.960	11
2009	9.684	13.842	4	9.793	14.026	172	9.932	14.261	584	9.960	14.308	17
2010	13.842	17.358	4	14.026	17.624	245	14.261	17.963	805	14.308	18.032	24
2011	17.358	16.297	5	17.624	16.581	311	17.963	16.942	1,065	18.032	17.016	34
2012	16.297	18.514	2	16.581	18.874	216	16.942	19.334	1,178	17.016	19.428	31
2013	18.514	24.377	1*	18.874	24.901	158	19.334	25.571	713	19.428	25.707	20
2014	24.377	26.569	1*	24.901	27.194	151	25.571	27.996	567	25.707	28.159	16
2015	26.569	26.497	3	27.194	27.175	183	27.996	28.046	619	28.159	28.224	22
2016	26.497	27.838	3	27.175	28.606	148	28.046	29.598	524	28.224	29.800	20
LVIP U.S. Growth Allocation Managed Risk
2015	N/A	N/A	N/A	10.016	9.498	90	10.068	9.514	237	9.537	9.517	13
2016	N/A	N/A	N/A	9.498	9.675	141	9.514	9.715	775	N/A	N/A	N/A
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	9.722	9.332	32	9.683	9.347	251	8.663	9.350	16
2012	N/A	N/A	N/A	9.332	10.519	56	9.347	10.562	554	9.350	10.570	28
2013	N/A	N/A	N/A	10.519	13.438	89	10.562	13.526	770	10.570	13.544	38
2014	N/A	N/A	N/A	13.438	14.758	111	13.526	14.893	609	13.544	14.920	34
2015	N/A	N/A	N/A	14.758	14.400	94	14.893	14.567	510	14.920	14.601	30
2016	14.709	15.628	5	14.400	15.804	142	14.567	16.028	699	14.601	16.073	11
LVIP Vanguard International Equity ETF
2011	8.794	8.316	2	9.995	8.327	28	10.075	8.340	252	8.444	8.342	18
2012	8.316	9.694	2	8.327	9.726	54	8.340	9.765	489	8.342	9.773	29
2013	N/A	N/A	N/A	9.726	10.923	99	9.765	10.995	530	9.773	11.009	34
2014	10.459	10.120	8	10.923	10.194	180	10.995	10.286	755	11.009	10.305	36
2015	10.120	9.594	8	10.194	9.683	110	10.286	9.796	867	10.305	9.818	33
2016	N/A	N/A	N/A	9.683	9.829	104	9.796	9.968	963	9.818	9.996	6
LVIP VIP Mid Cap Managed Volatility(15)
2014	N/A	N/A	N/A	10.208	10.109	2	10.211	10.125	3	10.229	10.128	1*
2015	N/A	N/A	N/A	10.109	9.444	10	10.125	9.483	78	10.128	9.490	1*
2016	N/A	N/A	N/A	9.444	10.185	10	9.483	10.251	82	9.490	10.264	1*
LVIP Wellington Capital Growth
2007	N/A	N/A	N/A	10.011	10.685	6	10.213	10.701	14	9.861	10.704	1*
2008	N/A	N/A	N/A	10.685	6.108	34	10.701	6.133	97	10.704	6.138	4
2009	N/A	N/A	N/A	6.108	8.062	102	6.133	8.115	203	6.138	8.126	5
2010	8.020	9.320	2	8.062	9.387	104	8.115	9.473	263	8.126	9.490	4
2011	9.320	8.283	16	9.387	8.359	166	9.473	8.456	414	9.490	8.476	5
2012	8.283	9.633	13	8.359	9.742	352	8.456	9.879	416	8.476	9.907	5
2013	9.633	12.797	10	9.742	12.967	159	9.879	13.184	327	9.907	13.227	4
2014	N/A	N/A	N/A	12.967	14.135	121	13.184	14.407	262	13.227	14.462	4
2015	15.154	14.879	3	14.135	15.138	111	14.407	15.467	314	14.462	15.534	18
2016	14.879	14.549	3	15.138	14.831	109	15.467	15.192	318	15.534	15.265	10

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Wellington Mid-Cap Value
2007	9.944	8.611	2	9.879	8.622	153	9.778	8.635	440	9.784	8.638	30
2008	8.611	4.988	4	8.622	5.004	359	8.635	5.024	595	8.638	5.028	41
2009	4.988	6.939	12	5.004	6.976	380	5.024	7.022	662	5.028	7.031	33
2010	6.939	8.398	5	6.976	8.459	497	7.022	8.536	1,287	7.031	8.551	41
2011	8.398	7.438	11	8.459	7.507	515	8.536	7.595	1,591	8.551	7.612	65
2012	7.438	9.018	9	7.507	9.120	461	7.595	9.249	1,343	7.612	9.275	46
2013	9.018	11.817	14	9.120	11.975	313	9.249	12.175	1,210	9.275	12.215	36
2014	11.817	12.499	13	11.975	12.691	328	12.175	12.936	4585	12.215	12.985	25
2015	12.499	12.024	13	12.691	12.233	267	12.936	12.500	796	12.985	12.554	21
2016	12.024	13.280	13	12.233	13.537	233	12.500	13.867	696	12.554	13.934	19
MFS® VIT Growth
2008	N/A	N/A	N/A	13.600	9.100	8	9.236	6.320	34	5.728	4.091	2
2009	N/A	N/A	N/A	9.100	12.261	24	6.320	8.537	165	4.091	5.529	2
2010	N/A	N/A	N/A	12.261	13.838	34	8.537	9.659	256	5.529	6.259	2
2011	N/A	N/A	N/A	13.838	13.502	41	9.659	9.448	544	6.259	6.125	1*
2012	N/A	N/A	N/A	13.502	15.510	37	9.448	10.881	367	6.125	7.057	1*
2013	25.315	26.304	1*	15.510	20.772	77	10.881	14.609	357	7.057	9.480	4
2014	26.304	27.994	1*	20.772	22.151	51	14.609	15.617	299	9.480	10.139	3
2015	27.994	29.414	1*	22.151	23.321	36	15.617	16.483	238	10.139	10.707	3
2016	29.414	29.430	1*	23.321	23.381	47	16.483	16.567	292	10.707	10.767	3
MFS® VIT Total Return(13)
2005	12.849	12.889	8	12.240	12.321	315	10.015	10.124	497	12.731	12.854	30
2006	12.889	14.088	25	12.321	13.495	1,198	10.124	11.116	2,428	12.854	14.120	119
2007	14.088	14.338	33	13.495	13.762	1,484	11.116	11.364	3,635	14.120	14.443	175
2008	14.338	10.906	64	13.762	10.489	1,732	11.364	8.683	3,933	14.443	11.041	196
2009	10.906	12.572	49	10.489	12.115	1,815	8.683	10.055	3,986	11.041	12.792	249
2010	12.572	13.497	80	12.115	13.032	1,767	10.055	10.843	4,078	12.792	13.801	221
2011	13.497	13.426	75	13.032	12.99	1483	10.843	10.834	3669	13.801	13.797	182
2012	13.426	14.585	65	12.99	14.139	1304	10.834	11.822	3180	13.797	15.063	163
2013	14.585	16.122	61	14.139	15.641	1197	11.822	13.090	2881	15.063	16.682	141
MFS® VIT Total Return
2016	N/A	N/A	N/A	16.226	18.216	76	14.862	15.386	131	N/A	N/A	N/A
MFS® VIT Utilities
2007	28.093	35.091	51	18.544	23.210	753	14.242	17.870	2,241	14.081	17.676	100
2008	35.091	21.369	63	23.210	14.162	840	17.870	10.932	2,244	17.676	10.818	137
2009	21.369	27.803	43	14.162	18.463	568	10.932	14.287	1,755	10.818	14.146	96
2010	27.803	30.904	22	18.463	20.563	565	14.287	15.952	1,744	14.146	15.803	88
2011	30.904	32.230	18	20.563	21.489	514	15.952	16.712	1,772	15.803	16.563	78
2012	32.230	35.731	15	21.489	23.870	430	16.712	18.610	1,676	16.563	18.454	55
2013	35.731	42.061	6	23.870	28.156	349	18.610	22.006	1,338	18.454	21.833	41
2014	42.061	46.322	4	28.156	31.070	312	22.006	24.344	1165	21.833	24.165	39
2015	46.322	38.665	3	31.070	25.986	286	24.344	20.412	1029	24.165	20.271	36
2016	38.665	42.115	3	25.986	28.362	294	20.412	22.334	901	20.271	22.191	29
Neuberger Berman AMT Mid Cap Growth(1)
2005	15.029	15.811	1*	11.926	13.310	32	12.024	13.452	134	12.043	13.481	4
2006	15.811	17.758	30	13.310	14.979	250	13.452	15.177	350	13.481	15.216	23
2007	17.758	21.306	35	14.979	18.008	310	15.177	18.291	532	15.216	18.348	32
2008	21.306	11.815	30	18.008	10.006	261	18.291	10.189	385	18.348	10.225	29
2009	11.815	15.225	26	10.006	12.919	170	10.189	13.189	246	10.225	13.243	21
2010	15.225	19.247	20	12.919	16.365	134	13.189	16.748	199	13.243	16.825	17
2011	19.247	18.936	17	16.365	16.133	118	16.748	16.552	154	16.825	16.636	9
2012	18.936	20.844	15	16.133	17.794	90	16.552	18.302	126	16.636	18.405	9
2013	20.844	23.759	14	17.794	20.298	77	18.302	20.897	116	18.405	21.018	8

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Neuberger Berman AMT Mid Cap Intrinsic Value
2007	19.860	20.089	5	18.763	19.018	171	19.005	19.311	372	19.056	19.373	44
2008	20.089	10.658	6	19.018	10.110	156	19.311	10.292	295	19.373	10.330	37
2009	10.658	15.295	6	10.110	14.538	103	10.292	14.836	222	10.330	14.899	24
2010	15.295	18.899	2	14.538	18.000	80	14.836	18.415	169	14.899	18.502	9
2011	18.899	17.304	2	18.000	16.513	58	18.415	16.937	124	18.502	17.025	9
2012	17.304	19.576	1*	16.513	18.719	54	16.937	19.247	93	17.025	19.356	7
2013	19.576	26.272	1*	18.719	25.172	41	19.247	25.946	98	19.356	26.107	5
2014	26.272	29.285	1*	25.172	28.115	34	25.946	29.053	86	26.107	29.248	4
2015	29.285	26.285	1*	28.115	25.286	26	29.053	26.195	72	29.248	26.384	4
2016	26.285	29.901	1*	25.286	28.822	20	26.195	29.932	47	26.384	30.163	4
PIMCO VIT CommodityRealReturn Strategy
2009	N/A	N/A	N/A	10.366	12.479	13	9.596	12.499	100	11.090	12.503	1*
2010	12.464	15.165	1*	12.479	15.214	33	12.499	15.276	155	12.503	15.288	6
2011	15.165	13.730	15	15.214	13.803	70	15.276	13.892	117	15.288	13.910	10
2012	13.730	14.133	18	13.803	14.237	44	13.892	14.365	84	13.910	14.391	8
2013	14.133	11.803	6	14.237	11.914	48	14.365	12.051	85	14.391	12.079	7
2014	11.803	9.405	6	11.914	9.513	33	12.051	9.646	79	12.079	9.673	7
2015	9.405	6.846	6	9.513	6.938	23	9.646	7.053	50	9.673	7.077	9
2016	6.846	7.701	6	6.938	7.820	24	7.053	7.970	47	7.077	8.000	2
Templeton Global Bond VIP
2007	10.874	11.820	41	10.909	11.881	1,569	10.952	11.958	3,354	10.960	11.973	244
2008	11.820	12.293	116	11.881	12.381	2,869	11.958	12.492	7,202	11.973	12.514	485
2009	12.293	14.286	166	12.381	14.417	3,729	12.492	14.583	9,852	12.514	14.617	573
2010	14.286	16.011	142	14.417	16.190	3,407	14.583	16.417	8,811	14.617	16.463	487
2011	16.011	15.542	99	16.190	15.747	2,889	16.417	16.008	7,842	16.463	16.061	412
2012	15.542	17.512	86	15.747	17.779	2,463	16.008	18.118	6,421	16.061	18.187	289
2013	17.512	17.427	48	17.779	17.728	2,059	18.118	18.112	5,641	18.187	18.190	246
2014	17.427	17.378	40	17.728	17.713	1772	18.112	18.142	4768	18.190	18.230	236
2015	17.378	16.284	39	17.713	16.632	1469	18.142	17.077	4233	18.230	17.168	185
2016	16.284	16.414	34	16.632	16.798	1300	17.077	17.291	3870	17.168	17.392	159
Templeton Growth VIP
2007	19.783	19.827	32	16.822	16.893	962	17.045	17.160	1,745	15.163	15.273	181
2008	19.827	11.197	20	16.893	9.559	752	17.160	9.735	1,495	15.273	8.669	178
2009	11.197	14.375	10	9.559	12.297	471	9.735	12.554	760	8.669	11.185	94
2010	14.375	15.117	9	12.297	12.958	421	12.554	13.262	578	11.185	11.821	81
2011	15.117	13.770	10	12.958	11.827	323	13.262	12.135	467	11.821	10.822	68
2012	13.770	16.325	8	11.827	14.049	284	12.135	14.451	366	10.822	12.894	44
2013	16.325	20.913	6	14.049	18.033	214	14.451	18.595	292	12.894	16.600	29
2014	20.913	19.902	5	18.033	17.195	192	18.595	17.776	245	16.600	15.877	21
2015	19.902	18.224	5	17.195	15.777	154	17.776	16.351	211	15.877	14.611	13
2016	18.224	19.562	5	15.777	16.969	143	16.351	17.630	186	14.611	15.763	12
*	The numbers of accumulation units less than 500 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for the ChoicePlus Signature 2 and ChoicePlus Assurance L Share.
(1) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA S&P 500 Index Fund Subaccount.
(2) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(3) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP BlackRock Inflation Protected Bond Fund Subaccount.
(4) Effective October 9, 2010, the Delaware VIP® Trend Series was reorganized into the Delaware VIP® Smid Cap Growth Series. The values in the table for periods prior to the date of the reorganization reflect investments in the Delaware VIP® Trend Series.
(5) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Small-Cap Index Fund Subaccount.
(6) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA International Index Fund Subaccount.
(7) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.
(8) Effective June 15, 2009, the LVIP UBS Global Asset Allocation Fund was reorganized into the LVIP Delaware Foundation Aggressive Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP UBS Global Asset Allocation Fund.
(9) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(10) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.
(11) Effective July 30, 2010, the LVIP Wilshire Aggressive Profile Fund was restructured into the LVIP SSGA Global Tactical Allocation Managed Volatility Fund. The values in the table for periods prior to the date of the restructuring reflect investments in the LVIP Wilshire Aggressive Profile Fund.
(12) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP SSGA S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Lincoln Core Fund.
(13) On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP SSGA Moderate Structured Allocation Fund Subaccount.
(14) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(15) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.

Appendix C—Condensed Financial Information
Accumulation Unit Values
The following information relates to Accumulation Unit values and Accumulation Units for contracts purchased on or after November 14, 2011 for funds in the periods ended December 31. It should be read along with the VAA’s financial statement and notes which are included in the SAI. **
	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
AB VPS Global Thematic Growth
2011	N/A	N/A	N/A	9.217	9.160	3	N/A	N/A	N/A	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.160	10.172	4	9.636	10.467	62	N/A	N/A	N/A
2013	17.757	17.956	1*	10.172	12.263	8	10.467	12.649	110	4.285	4.814	4
2014	17.956	18.419	1*	12.263	12.604	11	12.649	13.034	157	4.814	4.963	5
2015	18.419	18.505	1*	12.604	12.688	12	13.034	13.154	201	4.963	5.011	7
2016	18.505	17.952	1*	12.688	12.334	12	13.154	12.819	174	5.011	4.886	7
AB VPS International Value(1)
2011	N/A	N/A	N/A	5.791021	5.97	6	5.871296	6.054	18	N/A	N/A	N/A
2012	N/A	N/A	N/A	5.97	6.685	18	6.054	6.797	112	6.196	6.820	2
2013	N/A	N/A	N/A	6.685	7.349	17	6.797	7.478	113	6.820	7.504	2
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
AB VPS Small/Mid Cap Value
2011	N/A	N/A	N/A	20.034	20.106	3	18.848	20.627	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	20.106	23.359	16	20.627	24.025	96	21.543	24.159	4
2013	N/A	N/A	N/A	23.359	31.530	72	24.025	32.510	214	24.159	32.707	8
2014	33.008	34.879	1*	31.530	33.687	82	32.510	34.821	218	32.707	35.050	10
2015	34.879	32.193	1*	33.687	31.155	103	34.821	32.284	226	35.050	32.513	14
2016	32.193	39.321	1*	31.155	38.129	113	32.284	39.610	241	32.513	39.910	13
American Century VP Balanced
2016	10.413	10.354	1*	10.139	10.367	21	9.904	10.384	173	N/A	N/A	N/A
BlackRock Global Allocation V.I.
2011	N/A	N/A	N/A	11.592	11.746	168	12.112	11.823	596	11.822	11.839	2
2012	12.161	12.576	26	11.746	12.668	848	11.823	12.783	3,878	11.839	12.806	116
2013	12.576	14.083	30	12.668	14.214	1,029	12.783	14.379	4,784	12.806	14.412	123
2014	14.083	14.050	40	14.214	14.209	1047	14.379	14.410	5165	14.412	14.450	59
2015	14.050	13.613	41	14.209	13.795	1035	14.410	14.025	5104	14.450	14.071	79
2016	13.613	13.831	42	13.795	14.043	934	14.025	14.313	4362	14.071	14.368	74
ClearBridge Variable Mid Cap
2014	10.196	10.506	1*	10.136	10.519	26	9.964	10.536	121	N/A	N/A	N/A
2015	10.506	10.487	5	10.519	10.521	7	10.536	10.564	72	N/A	N/A	N/A
2016	10.487	11.199	5	10.521	11.258	14	10.564	11.332	88	10.619	11.347	1*
Delaware VIP Diversified Income
2011	N/A	N/A	N/A	14.880	14.999	22	15.194	15.286	265	15.305	15.345	1*
2012	14.908	15.452	5	14.999	15.720	333	15.286	16.062	2,366	15.345	16.131	115
2013	15.452	14.909	15	15.720	15.198	618	16.062	15.567	4,650	16.131	15.642	162
2014	14.909	15.319	35	15.198	15.647	1049	15.567	16.067	8783	15.642	16.152	226
2015	15.319	14.792	37	15.647	15.139	1212	16.067	15.585	10146	16.152	15.675	147
2016	14.792	14.953	40	15.139	15.334	1351	15.585	15.825	10467	15.675	15.925	167
Delaware VIP Emerging Markets
2011	N/A	N/A	N/A	20.454	21.409	15	22.895	21.819	70	30.946	31.262	1*
2012	22.855	23.564	3	21.409	23.974	64	21.819	24.495	388	31.262	35.112	2
2013	23.564	25.337	4	23.974	25.829	84	24.495	26.456	461	35.112	37.943	3
2014	25.337	22.748	8	25.829	23.236	100	26.456	23.861	541	37.943	34.237	5
2015	22.748	18.974	7	23.236	19.420	124	23.861	19.992	606	34.237	28.701	6
2016	18.974	21.112	8	19.420	21.651	109	19.992	22.344	541	28.701	32.093	6

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Delaware VIP Limited-Term Diversified Income
2011	N/A	N/A	N/A	11.459	11.463	7	11.673	11.656	132	N/A	N/A	N/A
2012	11.451	11.353	1*	11.463	11.526	191	11.656	11.749	1,495	11.770	11.791	6
2013	11.353	10.964	4	11.526	11.153	524	11.749	11.397	4,602	11.791	11.444	47
2014	10.964	10.886	8	11.153	11.095	732	11.397	11.367	5883	11.444	11.419	62
2015	10.886	10.721	6	11.095	10.950	926	11.367	11.246	6294	11.419	11.303	72
2016	10.721	10.675	13	10.950	10.925	903	11.246	11.248	6019	11.303	11.311	62
Delaware VIP REIT
2011	N/A	N/A	N/A	20.899	21.830	1*	21.778	22.395	12	23.927	24.062	1*
2012	22.342	23.937	1*	21.830	24.964	25	22.395	25.674	155	24.062	27.599	3
2013	23.937	23.878	2	24.964	24.953	29	25.674	25.727	183	27.599	27.669	5
2014	23.878	30.177	2	24.953	31.597	57	25.727	32.659	256	27.669	35.142	3
2015	30.177	30.575	3	31.597	32.079	55	32.659	33.240	274	35.142	35.784	3
2016	30.575	31.606	3	32.079	33.226	52	33.240	34.515	264	35.784	37.176	8
Delaware VIP Small Cap Value
2011	N/A	N/A	N/A	20.881	22.093	8	22.303	22.669	72	24.300	25.115	1*
2012	22.811	23.629	1*	22.093	24.621	47	22.669	25.325	273	25.115	28.072	6
2013	23.629	30.798	1*	24.621	32.155	60	25.325	33.158	305	28.072	36.772	6
2014	30.798	31.836	1*	32.155	33.305	69	33.158	34.430	325	36.772	38.202	4
2015	31.836	29.145	1*	33.305	30.551	79	34.430	31.662	334	38.202	35.148	4
2016	29.145	37.393	2	30.551	39.275	82	31.662	40.805	393	35.148	45.321	9
Delaware VIP Smid Cap Growth
2011	N/A	N/A	N/A	18.966	19.285	1*	19.843	19.786	33	N/A	N/A	N/A
2012	22.306	22.549	2	19.285	20.938	48	19.786	21.536	145	11.380	10.927	17
2013	22.549	31.113	2	20.938	28.948	65	21.536	29.849	229	10.927	15.152	18
2014	31.113	31.326	4	28.948	29.204	68	29.849	30.188	217	15.152	15.332	10
2015	31.326	32.900	3	29.204	30.733	106	30.188	31.849	294	15.332	16.183	8
2016	32.900	34.782	3	30.733	32.556	87	31.849	33.822	291	16.183	17.194	25
Delaware VIP U.S. Growth
2011	N/A	N/A	N/A	11.225	11.261	1*	10.702	11.552	110	N/A	N/A	N/A
2012	N/A	N/A	N/A	11.261	12.806	46	11.552	13.170	149	12.780	13.242	12
2013	N/A	N/A	N/A	12.806	16.884	22	13.170	17.407	147	13.242	17.512	11
2014	N/A	N/A	N/A	16.884	18.625	27	17.407	19.251	189	17.512	19.377	2
2015	N/A	N/A	N/A	18.625	19.193	37	19.251	19.887	260	19.377	20.028	2
2016	21.628	21.777	1*	19.193	17.788	26	19.887	18.478	226	20.028	18.617	3
Delaware VIP Value
2011	N/A	N/A	N/A	12.724	13.603	58	13.672	13.958	4	13.715	13.791	1*
2012	17.396	18.085	3	13.603	15.266	90	13.958	15.704	350	13.791	15.524	15
2013	18.085	23.608	5	15.266	19.969	104	15.704	20.592	417	15.524	20.366	15
2014	23.608	26.271	10	19.969	22.266	127	20.592	23.019	611	20.366	22.778	8
2015	26.271	25.548	9	22.266	21.696	113	23.019	22.486	562	22.778	22.262	8
2016	25.548	28.585	8	21.696	24.324	165	22.486	25.273	640	22.262	25.033	30
Deutsche Alternative Asset Allocation VIP
2011	N/A	N/A	N/A	11.877	11.978	16	12.080	12.056	26	12.036	12.071	1*
2012	12.291	12.752	1*	11.978	12.847	40	12.056	12.963	147	12.071	12.985	57
2013	12.752	12.575	1*	12.847	12.693	49	12.963	12.840	199	12.985	12.869	56
2014	12.575	12.706	2	12.693	12.851	66	12.840	13.032	319	12.869	13.068	56
2015	12.706	11.622	2	12.851	11.778	62	13.032	11.974	411	13.068	12.013	13
2016	11.622	11.942	2	11.778	12.127	59	11.974	12.360	368	12.013	12.406	14
Fidelity VIP Contrafund
2011	16.201	16.313	1*	15.006	16.148	23	16.799	16.571	124	16.277	16.655	1*
2012	16.313	18.543	9	16.148	18.393	156	16.571	18.922	984	16.655	19.027	63
2013	18.543	23.767	8	18.393	23.621	221	18.922	24.361	1,291	19.027	24.509	76
2014	23.767	25.972	16	23.621	25.864	271	24.361	26.742	1411	24.509	26.917	27
2015	25.972	25.525	21	25.864	25.470	343	26.742	26.400	1538	26.917	26.586	27
2016	25.525	26.913	18	25.470	26.909	311	26.400	27.962	1510	26.586	28.173	26

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
Fidelity VIP Growth
2011	N/A	N/A	N/A	11.148	10.966	5	10.609	11.251	86	N/A	N/A	N/A
2012	15.462	15.411	1*	10.966	12.303	48	11.251	12.654	561	7.678	7.299	1*
2013	15.411	20.513	1*	12.303	16.409	40	12.654	16.920	627	7.299	9.764	5
2014	20.513	22.288	3	16.409	17.864	89	16.920	18.466	496	9.764	10.662	6
2015	22.288	23.320	3	17.864	18.729	131	18.466	19.409	470	10.662	11.212	6
2016	23.320	22.950	2	18.729	18.468	131	19.409	19.186	451	11.212	11.089	6
Fidelity VIP Mid Cap
2011	12.616	12.712	1*	12.721	12.880	9	13.554	13.093	102	12.980	13.136	1*
2012	12.712	14.253	3	12.880	14.470	106	13.093	14.747	811	13.136	14.803	8
2013	14.253	18.954	4	14.470	19.281	138	14.747	19.699	961	14.803	19.784	17
2014	18.954	19.670	5	19.281	20.050	188	19.699	20.535	1080	19.784	20.634	24
2015	19.670	18.937	6	20.050	19.342	234	20.535	19.860	1110	20.634	19.965	31
2016	18.937	20.745	7	19.342	21.230	266	19.860	21.853	1045	19.965	21.980	31
Franklin Income VIP
2011	11.409	11.471	1*	11.179	11.600	25	11.633	11.764	120	N/A	N/A	N/A
2012	11.471	12.647	3	11.600	12.816	182	11.764	13.029	848	12.020	13.072	83
2013	12.647	14.104	4	12.816	14.320	213	13.029	14.595	1,268	13.072	14.651	87
2014	14.104	14.441	51	14.320	14.692	426	14.595	15.012	1926	14.651	15.077	90
2015	14.441	13.137	51	14.692	13.392	378	15.012	13.718	2007	15.077	13.784	50
2016	13.137	14.661	46	13.392	14.975	440	13.718	15.378	1943	13.784	15.459	50
Franklin Mutual Shares VIP
2011	9.029	9.098	1*	9.036	9.207	15	9.206	9.337	107	9.115	9.363	1*
2012	9.098	10.173	5	9.207	10.316	96	9.337	10.488	506	9.363	10.522	13
2013	10.173	12.770	4	10.316	12.976	129	10.488	13.225	699	10.522	13.275	21
2014	12.770	13.389	36	12.976	13.631	204	13.225	13.928	870	13.275	13.988	21
2015	13.389	12.457	37	13.631	12.708	207	13.928	13.017	813	13.988	13.079	29
2016	12.457	14.150	37	12.708	14.464	171	13.017	14.853	720	13.079	14.931	23
Invesco V.I. International Growth
2014	N/A	N/A	N/A	23.465	21.820	4	23.883	22.560	32	24.089	22.707	1*
2015	N/A	N/A	N/A	21.820	20.839	27	22.560	21.600	65	22.707	21.751	1*
2016	22.391	23.733	1*	20.839	20.294	30	21.600	21.088	73	21.751	21.246	1*
JPMorgan Insurance Trust Global Allocation
2015	N/A	N/A	N/A	9.283	9.400	14	9.993	9.416	18	N/A	N/A	N/A
2016	8.772	9.724	1*	9.400	9.756	9	9.416	9.797	55	8.731	9.805	1*
LVIP American Century Select Mid Cap Managed Volatility
2014	10.864	11.135	8	9.921	11.158	139	10.138	11.185	2042	9.922	11.191	25
2015	11.135	10.436	19	11.158	10.478	317	11.185	10.530	2451	11.191	10.541	89
2016	10.436	11.995	43	10.478	12.067	422	10.530	12.158	3426	10.541	12.176	98
LVIP American Global Growth
2011	10.822	10.949	1*	10.639	10.983	8	11.264	11.024	45	N/A	N/A	N/A
2012	10.949	13.086	1*	10.983	13.152	74	11.024	13.234	285	11.708	13.251	12
2013	13.086	16.482	2	13.152	16.599	165	13.234	16.744	382	13.251	16.773	13
2014	16.482	16.433	23	16.599	16.582	261	16.744	16.770	494	16.773	16.807	14
2015	16.433	17.141	26	16.582	17.331	361	16.770	17.571	742	16.807	17.619	16
2016	17.141	16.816	26	17.331	17.037	553	17.571	17.316	678	17.619	17.372	20
LVIP American Global Small Capitalization
2011	N/A	N/A	N/A	9.946	10.049	5	10.457	10.087	38	N/A	N/A	N/A
2012	10.826	11.547	1*	10.049	11.605	41	10.087	11.678	318	10.727	11.692	2
2013	11.547	14.442	1*	11.605	14.543	67	11.678	14.671	416	11.692	14.697	6
2014	14.442	14.373	6	14.543	14.503	87	14.671	14.668	471	14.697	14.701	7
2015	14.373	14.047	7	14.503	14.202	103	14.668	14.399	526	14.701	14.439	8
2016	14.047	13.979	7	14.202	14.162	110	14.399	14.394	474	14.439	14.441	7
LVIP American Growth
2011	11.630	11.610	2	11.258	11.645	25	11.858	11.689	198	11.481	11.698	1*
2012	11.610	13.346	6	11.645	13.413	344	11.689	13.497	1,016	11.698	13.514	14
2013	13.346	16.935	6	13.413	17.055	529	13.497	17.205	1,292	13.514	17.235	25
2014	16.935	17.923	14	17.055	18.085	777	17.205	18.290	1427	17.235	18.331	26
2015	17.923	18.676	15	18.085	18.883	850	18.290	19.145	1558	18.331	19.197	28
2016	18.676	19.943	15	18.883	20.204	924	19.145	20.535	1551	19.197	20.602	29

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP American Growth-Income
2011	11.511	11.606	2	11.212	11.641	19	11.817	11.685	105	N/A	N/A	N/A
2012	11.606	13.295	6	11.641	13.362	267	11.685	13.446	831	12.251	13.463	27
2013	13.295	17.310	10	13.362	17.431	314	13.446	17.585	1,078	13.463	17.615	30
2014	17.310	18.680	6	17.431	18.849	431	17.585	19.062	1254	17.615	19.105	38
2015	18.680	18.487	7	18.849	18.692	545	19.062	18.951	1534	19.105	19.003	42
2016	18.487	20.113	8	18.692	20.376	513	18.951	20.710	1571	19.003	20.777	41
LVIP American International
2011	10.122	10.248	2	10.073	10.279	34	10.328	10.318	152	10.133	10.326	1*
2012	10.248	11.781	5	10.279	11.840	142	10.318	11.915	850	10.326	11.930	12
2013	11.781	13.970	5	11.840	14.068	152	11.915	14.192	925	11.930	14.216	13
2014	13.970	13.262	36	14.068	13.382	185	14.192	13.534	1004	14.216	13.564	22
2015	13.262	12.352	41	13.382	12.489	198	13.534	12.662	1132	13.564	12.697	22
2016	12.352	12.470	41	12.489	12.633	184	12.662	12.840	1118	12.697	12.882	26
LVIP Baron Growth Opportunities
2011	N/A	N/A	N/A	10.303	11.003	5	11.153	11.158	26	N/A	N/A	N/A
2012	11.421	12.592	4	11.003	12.759	41	11.158	12.972	282	11.451	13.015	3
2013	12.592	17.261	4	12.759	17.526	150	12.972	17.863	460	13.015	17.931	8
2014	17.261	17.714	9	17.526	18.022	203	17.863	18.414	480	17.931	18.494	13
2015	17.714	16.510	12	18.022	16.831	242	18.414	17.240	505	18.494	17.323	13
2016	16.510	17.059	11	16.831	17.425	293	17.240	17.894	470	17.323	17.989	12
LVIP BlackRock Dividend Value Managed Volatility
2011	N/A	N/A	N/A	9.241	9.295	5	8.791	9.449	2	N/A	N/A	N/A
2012	9.585	10.476	3	9.295	10.636	71	9.449	10.840	502	10.801	10.881	12
2013	10.476	12.091	17	10.636	12.300	589	10.840	12.567	4,871	10.881	12.621	60
2014	12.091	12.216	24	12.300	12.452	982	12.567	12.753	7385	12.621	12.815	88
2015	12.216	11.347	37	12.452	11.589	1168	12.753	11.900	8848	12.815	11.963	118
2016	11.347	12.402	68	11.589	12.693	1218	11.900	13.065	8988	11.963	13.141	121
LVIP BlackRock Emerging Markets Managed Volatility(2)
2012	N/A	N/A	N/A	10.288	10.960	38	10.378	10.969	159	10.755	10.971	7
2013	10.624	9.848	10	10.960	9.874	291	10.969	9.907	2,275	10.971	9.914	33
2014	9.848	9.143	11	9.874	9.186	498	9.907	9.240	4401	9.914	9.251	106
2015	9.143	7.587	12	9.186	7.638	658	9.240	7.702	6208	9.251	7.715	137
2016	7.587	7.932	13	7.638	8.000	687	7.702	8.086	5970	7.715	8.104	142
LVIP BlackRock Global Allocation V.I. Managed Risk
2013	9.763	10.371	3	9.768	10.385	791	10.110	10.401	8,067	9.850	10.404	156
2014	10.371	10.095	109	10.385	10.128	1650	10.401	10.169	16694	10.404	10.178	419
2015	10.095	9.420	130	10.128	9.470	1798	10.169	9.532	19322	10.178	9.545	509
2016	9.420	9.450	116	9.470	9.519	1759	9.532	9.606	17160	9.545	9.623	845
LVIP BlackRock Global Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	10.284	10.112	38	10.094	10.128	1596	9.966	10.131	9
LVIP BlackRock Inflation Protected Bond
2011	11.041	11.020	2	11.031	11.056	28	11.162	11.101	157	11.128	11.110	1*
2012	11.020	11.459	17	11.056	11.520	465	11.101	11.596	2,503	11.110	11.611	52
2013	11.459	10.255	40	11.520	10.329	788	11.596	10.423	4,730	11.611	10.442	103
2014	10.255	10.326	33	10.329	10.421	909	10.423	10.543	6230	10.442	10.567	98
2015	10.326	9.801	33	10.421	9.912	840	10.543	10.053	6190	10.567	10.081	105
2016	9.801	9.912	27	9.912	10.044	848	10.053	10.212	6195	10.081	10.246	141
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk
2016	N/A	N/A	N/A	10.173	10.396	87	10.080	10.413	2235	10.012	10.416	1*
LVIP BlackRock U.S. Opportunities Managed Volatility(3)
2015	N/A	N/A	N/A	10.351	8.969	47	10.228	8.984	348	10.235	8.987	6
2016	N/A	N/A	N/A	8.969	9.331	54	8.984	9.368	394	8.987	9.376	12
LVIP Blended Core Equity Managed Volatility
2014	N/A	N/A	N/A	10.060	10.391	80	10.003	10.417	556	10.456	10.423	2
2015	10.195	9.720	12	10.391	9.759	201	10.417	9.808	1353	10.423	9.817	4
2016	9.720	10.336	34	9.759	10.398	279	9.808	10.477	2235	9.817	10.492	73

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Blended Large Cap Growth Managed Volatility
2011	N/A	N/A	N/A	12.956	12.724	2	12.882	13.001	15	N/A	N/A	N/A
2012	14.124	14.211	1*	12.724	14.488	40	13.001	14.840	255	13.822	14.909	9
2013	14.211	17.412	6	14.488	17.786	169	14.840	18.264	1,506	14.909	18.358	14
2014	17.412	17.908	8	17.786	18.330	249	18.264	18.870	2454	18.358	18.976	44
2015	17.908	17.718	21	18.330	18.172	365	18.870	18.754	3257	18.976	18.869	55
2016	17.718	17.071	32	18.172	17.543	472	18.754	18.150	3421	18.869	18.271	42
LVIP Blended Mid Cap Managed Volatility
2011	N/A	N/A	N/A	9.151	8.851	5	8.406	8.864	10	8.845	8.885	1*
2012	9.427	9.025	2	8.851	9.220	65	8.864	9.256	368	8.885	9.282	9
2013	9.025	10.999	5	9.220	11.259	385	9.256	11.332	3,302	9.282	11.369	38
2014	10.999	9.953	11	11.259	10.208	630	11.332	10.300	5248	11.369	10.339	68
2015	9.953	9.309	23	10.208	9.567	792	10.300	9.677	6037	10.339	9.719	79
2016	9.309	9.293	44	9.567	9.570	1157	9.677	9.704	7623	9.719	9.751	133
LVIP Clarion Global Real Estate
2011	N/A	N/A	N/A	6.172	6.465	7	6.370	6.540	35	N/A	N/A	N/A
2012	6.803	7.799	2	6.465	7.887	57	6.540	7.999	383	6.662	8.021	4
2013	7.799	7.865	4	7.887	7.970	49	7.999	8.103	530	8.021	8.130	20
2014	7.865	8.745	4	7.970	8.879	100	8.103	9.050	622	8.130	9.084	22
2015	8.745	8.433	10	8.879	8.580	115	9.050	8.767	601	9.084	8.805	23
2016	8.433	8.331	10	8.580	8.493	89	8.767	8.700	538	8.805	8.742	23
LVIP ClearBridge Large Cap Managed Volatility
2015	9.956	9.212	8	10.082	9.224	61	10.070	9.239	438	9.997	9.243	9
2016	9.212	9.324	17	9.224	9.355	113	9.239	9.395	682	9.243	9.403	19
LVIP Delaware Bond
2011	13.168	13.200	1*	13.348	13.430	56	13.625	13.722	313	13.709	13.781	3
2012	13.200	13.725	10	13.430	13.992	623	13.722	14.332	3,025	13.781	14.401	142
2013	13.725	13.078	19	13.992	13.359	887	14.332	13.718	5,145	14.401	13.791	165
2014	13.078	13.517	16	13.359	13.835	1170	13.718	14.242	7138	13.791	14.325	206
2015	13.517	13.234	27	13.835	13.572	1209	14.242	14.007	9666	14.325	14.096	183
2016	13.234	13.259	44	13.572	13.625	1378	14.007	14.097	10424	14.096	14.193	224
LVIP Delaware Diversified Floating Rate
2011	9.746	9.745	2	9.767	9.777	19	9.845	9.817	108	N/A	N/A	N/A
2012	9.745	9.916	13	9.777	9.968	202	9.817	10.034	1,261	9.876	10.047	22
2013	9.916	9.754	34	9.968	9.825	1,205	10.034	9.914	9,388	10.047	9.932	157
2014	9.754	9.581	56	9.825	9.670	1375	9.914	9.783	11954	9.932	9.805	266
2015	9.581	9.286	55	9.670	9.391	1418	9.783	9.524	12196	9.805	9.551	281
2016	9.286	9.271	53	9.391	9.395	1364	9.524	9.551	11341	9.551	9.583	290
LVIP Delaware Foundation® Aggressive Allocation
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
LVIP Delaware Social Awareness
2011	N/A	N/A	N/A	N/A	N/A	N/A	14.430	14.599	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	14.366	16.097	12	14.599	16.488	60	N/A	N/A	N/A
2013	N/A	N/A	N/A	16.097	21.345	30	16.488	21.919	73	N/A	N/A	N/A
2014	20.219	23.479	4	21.345	24.030	30	21.919	24.738	92	N/A	N/A	N/A
2015	23.479	22.748	5	24.030	23.328	42	24.738	24.076	125	N/A	N/A	N/A
2016	22.748	23.659	1*	23.328	24.311	32	24.076	25.153	112	N/A	N/A	N/A
LVIP Delaware Special Opportunities
2011	N/A	N/A	N/A	8.681	8.518	2	8.282	8.616	59	N/A	N/A	N/A
2012	8.975	9.460	5	8.518	9.567	23	8.616	9.702	110	9.263	9.730	9
2013	9.460	12.344	5	9.567	12.509	39	9.702	12.717	197	9.730	12.759	9
2014	12.344	12.958	5	12.509	13.157	68	12.717	13.409	174	12.759	13.461	7
2015	12.958	12.671	5	13.157	12.891	58	13.409	13.172	209	13.461	13.229	7
2016	12.671	14.880	5	12.891	15.169	56	13.172	15.538	205	13.229	15.613	20
LVIP Dimensional International Core Equity
2015	N/A	N/A	N/A	8.745	8.949	3	10.230	8.964	39	N/A	N/A	N/A
2016	N/A	N/A	N/A	8.949	9.148	3	8.964	9.186	54	N/A	N/A	N/A

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Dimensional International Equity Managed Volatility
2011	N/A	N/A	N/A	8.520	8.282	1*	8.089	8.295	14	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.282	9.622	26	8.295	9.662	323	8.864	9.670	5
2013	9.756	10.780	4	9.622	10.836	102	9.662	10.908	1,513	9.670	10.922	73
2014	10.780	9.734	7	10.836	9.805	314	10.908	9.895	3506	10.922	9.912	92
2015	9.734	9.126	6	9.805	9.211	420	9.895	9.318	4959	9.912	9.340	115
2016	9.126	9.085	20	9.211	9.188	442	9.318	9.319	4908	9.340	9.345	138
LVIP Dimensional U.S. Core Equity 1
2012	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2015	N/A	N/A	N/A	15.738	15.320	3	16.937	15.731	34	N/A	N/A	N/A
2016	N/A	N/A	N/A	15.320	17.129	22	15.731	17.632	98	5.011	4.886	7
LVIP Dimensional U.S. Core Equity 2
2015	N/A	N/A	N/A	9.838	9.341	1*	10.086	9.357	34	N/A	N/A	N/A
2016	N/A	N/A	N/A	9.341	10.670	9	9.357	10.714	94	N/A	N/A	N/A
LVIP Dimensional U.S. Equity Managed Volatility
2011	N/A	N/A	N/A	9.171	9.335	1*	8.835	9.351	29	N/A	N/A	N/A
2012	10.210	10.687	1*	9.335	10.722	27	9.351	10.767	435	10.213	10.774	1*
2013	10.687	13.478	5	10.722	13.549	148	10.767	13.639	2,057	10.774	13.656	91
2014	13.478	13.776	5	13.549	13.877	338	13.639	14.004	4038	13.656	14.028	69
2015	13.776	12.425	5	13.877	12.541	634	14.004	12.688	5586	14.028	12.716	100
2016	12.425	13.482	28	12.541	13.635	1079	12.688	13.829	6018	12.716	13.866	129
LVIP Dimensional/Vanguard Total Bond
2011	N/A	N/A	N/A	10.273	10.321	11	10.316	10.337	127	N/A	N/A	N/A
2012	10.306	10.440	5	10.321	10.474	275	10.337	10.517	1,485	10.340	10.525	21
2013	10.440	9.911	24	10.474	9.963	471	10.517	10.029	4,038	10.525	10.042	61
2014	9.911	10.126	15	9.963	10.200	649	10.029	10.293	6434	10.042	10.312	100
2015	10.126	9.917	21	10.200	10.009	714	10.293	10.126	7425	10.312	10.149	122
2016	9.917	9.885	29	10.009	9.996	723	10.126	10.138	7769	10.149	10.167	120
LVIP Franklin Templeton Global Equity Managed Volatility
2011	7.212	7.305	3	6.901	7.373	11	7.418	7.458	61	7.380	7.476	1*
2012	7.305	8.645	4	7.373	8.742	152	7.458	8.866	689	7.476	8.891	20
2013	8.645	10.122	17	8.742	10.257	775	8.866	10.428	4,808	8.891	10.462	77
2014	10.122	9.686	39	10.257	9.834	1248	10.428	10.023	8657	10.462	10.062	125
2015	9.686	8.697	46	9.834	8.848	1401	10.023	9.041	10641	10.062	9.080	139
2016	8.697	8.696	50	8.848	8.865	1081	9.041	9.081	10021	9.080	9.124	130
LVIP Franklin Templeton Value Managed Volatility
2014	9.723	10.212	24	10.063	10.232	178	10.020	10.252	2187	9.580	10.259	24
2015	10.212	9.192	32	10.232	9.229	431	10.252	9.270	3456	10.259	9.281	55
2016	9.192	9.981	31	9.229	10.041	365	9.270	10.112	4046	9.281	10.129	66
LVIP Global Conservative Allocation Managed Risk
2011	N/A	N/A	N/A	N/A	N/A	N/A	12.254	12.535	86	N/A	N/A	N/A
2012	12.751	13.043	14	12.365	13.242	1,170	12.535	13.495	5,353	12.764	13.546	236
2013	13.043	13.975	18	13.242	14.216	1,646	13.495	14.524	9,930	13.546	14.586	269
2014	13.975	14.420	8	14.216	14.699	1688	14.524	15.054	10914	14.586	15.127	289
2015	14.420	13.798	8	14.699	14.093	1628	15.054	14.470	12365	15.127	14.547	408
2016	13.798	14.146	9	14.093	14.477	1371	14.470	14.902	11016	14.547	14.989	610
LVIP Global Growth Allocation Managed Risk
2011	11.194	11.157	1*	11.205	11.305	25	11.325	11.492	163	N/A	N/A	N/A
2012	11.157	11.889	85	11.305	12.070	4,575	11.492	12.301	28,300	11.756	12.348	216
2013	11.889	13.180	258	12.070	13.407	13,168	12.301	13.697	72,049	12.348	13.757	595
2014	13.180	13.313	300	13.407	13.570	15502	13.697	13.898	88756	13.757	13.965	946
2015	13.313	12.517	289	13.570	12.785	15767	13.898	13.127	90976	13.965	13.197	1027
2016	12.517	12.801	190	12.785	13.101	12989	13.127	13.485	84611	13.197	13.563	867

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Global Income
2011	11.215	11.243	1*	11.359	11.302	72	11.521	11.376	189	11.356	11.388	1*
2012	11.243	11.821	4	11.302	11.907	299	11.376	12.015	1,458	11.388	12.033	129
2013	11.821	11.215	7	11.907	11.319	388	12.015	11.450	2,079	12.033	11.474	183
2014	11.215	11.161	9	11.319	11.288	507	11.450	11.447	4239	11.474	11.476	201
2015	11.161	10.676	12	11.288	10.819	644	11.447	10.999	5321	11.476	11.032	118
2016	10.676	10.476	14	10.819	10.637	636	10.999	10.841	5084	11.032	10.880	168
LVIP Global Moderate Allocation Managed Risk
2011	11.800	11.778	1*	11.870	11.933	22	11.771	12.131	211	12.108	12.171	1*
2012	11.778	12.601	27	11.933	12.794	3,867	12.131	13.038	20,415	12.171	13.088	135
2013	12.601	13.762	32	12.794	14.000	7,467	13.038	14.302	44,744	13.088	14.364	677
2014	13.762	13.992	76	14.000	14.263	8076	14.302	14.607	55022	14.364	14.678	836
2015	13.992	13.199	92	14.263	13.481	8309	14.607	13.842	56518	14.678	13.916	919
2016	13.199	13.445	56	13.481	13.760	7511	13.842	14.163	51590	13.916	14.246	953
LVIP Government Money Market
2011	N/A	N/A	N/A	9.782	9.770	2	10.000	9.982	55	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.770	9.583	65	9.982	9.817	586	9.942	9.864	152
2013	N/A	N/A	N/A	9.583	9.401	269	9.817	9.654	765	9.864	9.705	167
2014	N/A	N/A	N/A	9.401	9.221	307	9.654	9.493	981	9.705	9.549	500
2015	N/A	N/A	N/A	9.221	9.045	462	9.493	9.335	1201	9.549	9.394	93
2016	N/A	N/A	N/A	9.045	8.873	188	9.335	9.180	911	9.394	9.243	27
LVIP Invesco Diversified Equity-Income Managed Volatility
2014	10.339	10.223	1*	10.161	10.236	47	9.966	10.244	384	10.249	10.255	7
2015	10.223	9.488	8	10.236	9.519	121	10.244	9.550	1022	10.255	9.566	18
2016	9.488	10.284	21	9.519	10.339	176	9.550	10.399	2041	9.566	10.421	88
LVIP Invesco Select Equity Managed Volatility
2014	N/A	N/A	N/A	9.894	10.247	73	10.024	10.272	1105	10.415	10.274	16
2015	10.208	9.118	7	10.247	9.154	229	10.272	9.200	1748	10.274	9.205	32
2016	9.118	9.447	14	9.154	9.503	310	9.200	9.575	1800	9.205	9.586	33
LVIP JPMorgan High Yield
2011	N/A	N/A	N/A	10.723	10.841	10	10.719	10.885	24	N/A	N/A	N/A
2012	11.086	12.124	4	10.841	12.188	104	10.885	12.268	459	11.181	12.284	84
2013	12.124	12.614	4	12.188	12.706	122	12.268	12.821	592	12.284	12.844	88
2014	12.614	12.664	11	12.706	12.782	154	12.821	12.931	725	12.844	12.961	90
2015	12.664	11.877	14	12.782	12.012	141	12.931	12.182	790	12.961	12.216	6
2016	11.877	13.133	14	12.012	13.309	123	12.182	13.531	828	12.216	13.576	18
LVIP JPMorgan Select Mid Cap Value Managed Volatility
2011	N/A	N/A	N/A	8.465	8.628	5	7.817	8.728	8	N/A	N/A	N/A
2012	8.987	9.493	3	8.628	9.601	66	8.728	9.736	294	9.713	9.754	10
2013	9.493	11.509	21	9.601	11.663	374	9.736	11.857	3,322	9.754	11.884	46
2014	11.509	12.148	28	11.663	12.335	507	11.857	12.572	4884	11.884	12.607	75
2015	12.148	10.942	35	12.335	11.133	647	12.572	11.375	5923	12.607	11.413	152
2016	10.942	11.751	59	11.133	11.980	660	11.375	12.271	6254	11.413	12.317	128
LVIP MFS International Equity Managed Volatility
2013	N/A	N/A	N/A	10.111	10.027	83	10.126	10.043	782	9.651	10.046	9
2014	9.867	9.081	5	10.027	9.111	210	10.043	9.148	2033	10.046	9.156	22
2015	9.081	8.876	11	9.111	8.923	434	9.148	8.982	3870	9.156	8.994	35
2016	8.876	8.553	22	8.923	8.615	436	8.982	8.694	4133	8.994	8.710	49
LVIP MFS International Growth
2011	N/A	N/A	N/A	7.162	7.203	1*	7.260	7.287	31	N/A	N/A	N/A
2012	7.655	8.320	1*	7.203	8.414	38	7.287	8.533	218	7.904	8.557	1*
2013	8.320	9.228	2	8.414	9.351	67	8.533	9.507	362	8.557	9.539	11
2014	9.228	8.554	7	9.351	8.685	99	9.507	8.852	396	9.539	8.886	13
2015	8.554	8.460	9	8.685	8.607	135	8.852	8.794	553	8.886	8.832	15
2016	8.460	8.396	9	8.607	8.559	130	8.794	8.767	611	8.832	8.810	15

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP MFS Value
2011	N/A	N/A	N/A	7.710	8.101	15	8.075	8.195	135	N/A	N/A	N/A
2012	N/A	N/A	N/A	8.101	9.219	103	8.195	9.350	547	8.444	9.376	15
2013	N/A	N/A	N/A	9.219	12.262	325	9.350	12.467	811	9.376	12.508	15
2014	11.566	13.057	8	12.262	13.256	495	12.467	13.511	845	12.508	13.562	12
2015	13.057	12.678	9	13.256	12.897	567	13.511	13.178	965	13.562	13.234	12
2016	12.678	14.118	1*	12.897	14.391	696	13.178	14.741	1042	13.234	14.812	15
LVIP Mondrian International Value
2011	N/A	N/A	N/A	16.532	16.340	1*	16.516	16.696	4	N/A	N/A	N/A
2012	16.455	17.188	1*	16.340	17.521	6	16.696	17.948	76	N/A	N/A	N/A
2013	17.188	20.451	1*	17.521	20.888	21	17.948	21.450	181	19.951	21.565	1*
2014	20.451	19.462	1*	20.888	19.918	32	21.450	20.505	222	21.565	20.625	10
2015	19.462	18.283	1*	19.918	18.749	45	20.505	19.350	222	20.625	19.472	11
2016	18.283	18.566	1*	18.749	19.078	44	19.350	19.739	238	19.472	19.874	11
LVIP Multi-Manager Global Equity Managed Volatility
2014	9.592	9.769	1*	10.210	9.781	14	10.113	9.797	96	10.073	9.800	20
2015	9.769	8.883	1*	9.781	8.911	26	9.797	8.948	465	9.800	8.955	34
2016	8.883	9.175	1*	8.911	9.223	40	8.948	9.284	491	8.955	9.297	37
LVIP PIMCO Low Duration Bond
2014	9.963	9.875	5	10.004	9.887	82	10.004	9.903	735	9.982	9.906	16
2015	9.865	9.792	6	9.878	9.824	314	9.893	9.864	2745	9.897	9.872	62
2016	9.792	9.811	6	9.824	9.863	694	9.864	9.928	3941	9.872	9.941	72
LVIP Select Core Equity Managed Volatility
2013	10.189	11.017	2	10.173	11.030	177	10.188	11.048	2,373	10.197	11.051	27
2014	11.017	11.409	5	11.030	11.446	581	11.048	11.493	5770	11.051	11.502	70
2015	11.409	10.591	9	11.446	10.647	911	11.493	10.717	8582	11.502	10.731	96
2016	10.591	11.010	25	10.647	11.090	1114	10.717	11.192	7811	10.731	11.212	91
LVIP SSGA Bond Index
2011	N/A	N/A	N/A	11.567	11.627	4	11.669	11.729	37	N/A	N/A	N/A
2012	11.548	11.706	5	11.627	11.812	93	11.729	11.946	931	11.784	11.973	13
2013	11.706	11.135	35	11.812	11.258	118	11.946	11.415	1,441	11.973	11.446	37
2014	11.135	11.496	7	11.258	11.647	184	11.415	11.838	1982	11.446	11.877	43
2015	11.496	11.251	18	11.647	11.422	396	11.838	11.639	2381	11.877	11.682	47
2016	11.251	11.236	39	11.422	11.429	698	11.639	11.675	3014	11.682	11.725	56
LVIP SSGA Conservative Index Allocation
2011	N/A	N/A	N/A	10.434	10.474	5	10.466	10.511	50	10.463	10.519	1*
2012	10.924	11.124	3	10.474	11.178	51	10.511	11.245	321	10.519	11.259	2
2013	11.124	11.598	3	11.178	11.678	77	11.245	11.778	316	11.259	11.798	3
2014	11.598	11.858	3	11.678	11.964	99	11.778	12.097	341	11.798	12.123	6
2015	11.858	11.468	3	11.964	11.593	100	12.097	11.751	380	12.123	11.783	284
2016	11.468	11.756	3	11.593	11.908	108	11.751	12.101	392	11.783	12.140	44
LVIP SSGA Conservative Structured Allocation
2011	N/A	N/A	N/A	10.434	10.437	27	10.372	10.474	164	N/A	N/A	N/A
2012	N/A	N/A	N/A	10.437	11.063	123	10.474	11.130	1,182	10.801	11.144	8
2013	N/A	N/A	N/A	11.063	11.588	161	11.130	11.687	1,119	11.144	11.707	12
2014	N/A	N/A	N/A	11.588	11.963	182	11.687	12.096	1051	11.707	12.123	11
2015	N/A	N/A	N/A	11.963	11.485	167	12.096	11.642	1020	12.123	11.674	10
2016	N/A	N/A	N/A	11.485	12.004	154	11.642	12.198	878	11.674	12.237	9
LVIP SSGA Developed International 150
2011	N/A	N/A	N/A	7.949	7.977	1*	8.200	8.047	5	7.890	8.061	1*
2012	N/A	N/A	N/A	7.977	8.868	7	8.047	8.969	37	8.061	8.989	1*
2013	N/A	N/A	N/A	8.868	10.438	11	8.969	10.583	78	8.989	10.612	1*
2014	10.632	10.169	3	10.438	10.302	13	10.583	10.472	128	10.612	10.506	2
2015	10.169	9.501	3	10.302	9.645	22	10.472	9.828	196	10.506	9.865	2
2016	9.501	10.179	3	9.645	10.354	16	9.828	10.577	171	9.865	10.622	2

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Emerging Markets 100
2011	N/A	N/A	N/A	12.008	11.672	6	11.796	11.776	11	N/A	N/A	N/A
2012	11.852	12.749	3	11.672	12.865	28	11.776	13.012	208	12.803	13.041	3
2013	12.749	12.094	3	12.865	12.228	57	13.012	12.399	469	13.041	12.433	9
2014	12.094	11.409	3	12.228	11.559	58	12.399	11.749	557	12.433	11.788	10
2015	11.409	9.240	4	11.559	9.380	72	11.749	9.559	663	11.788	9.595	11
2016	9.240	10.414	4	9.380	10.593	73	9.559	10.822	657	9.595	10.868	10
LVIP SSGA Global Tactical Allocation Managed Volatility
2011	N/A	N/A	N/A	10.499	10.452	15	10.715	10.625	170	N/A	N/A	N/A
2012	10.494	11.194	8	10.452	11.365	579	10.625	11.582	2,966	11.199	11.626	121
2013	11.194	12.001	23	11.365	12.208	1,699	11.582	12.473	12,797	11.626	12.526	276
2014	12.001	12.181	87	12.208	12.417	2161	12.473	12.717	15442	12.526	12.778	267
2015	12.181	11.117	100	12.417	11.355	2122	12.717	11.659	15454	12.778	11.721	494
2016	11.117	11.464	93	11.355	11.733	1754	11.659	12.077	13496	11.721	12.147	235
LVIP SSGA International Index
2011	N/A	N/A	N/A	N/A	N/A	N/A	7.385	7.232	5	N/A	N/A	N/A
2012	N/A	N/A	N/A	N/A	N/A	N/A	7.232	8.376	122	N/A	N/A	N/A
2013	N/A	N/A	N/A	N/A	N/A	N/A	8.376	9.939	148	N/A	N/A	N/A
2014	9.630	8.912	15	10.108	9.029	4	9.939	9.178	259	10.339	9.208	19
2015	8.912	8.595	16	9.029	8.725	5	9.178	8.891	356	9.208	8.924	18
2016	8.595	8.474	17	8.725	8.620	13	8.891	8.806	374	8.924	8.843	19
LVIP SSGA International Managed Volatility
2014	N/A	N/A	N/A	10.076	9.140	12	10.110	9.163	402	10.020	9.167	1*
2015	N/A	N/A	N/A	9.140	8.627	155	9.163	8.670	1846	9.167	8.679	88
2016	8.314	8.090	16	8.627	8.138	959	8.670	8.200	8052	8.679	8.212	197
LVIP SSGA Large Cap 100
2011	N/A	N/A	N/A	10.282	10.751	3	10.547	10.846	5	N/A	N/A	N/A
2012	11.245	11.697	5	10.751	11.803	40	10.846	11.937	92	11.723	11.964	6
2013	11.697	15.512	5	11.803	15.684	91	11.937	15.902	154	11.964	15.946	5
2014	15.512	17.678	6	15.684	17.910	107	15.902	18.204	256	15.946	18.263	5
2015	17.678	16.452	6	17.910	16.701	109	18.204	17.018	324	18.263	17.082	5
2016	16.452	19.520	6	16.701	19.855	110	17.018	20.283	334	17.082	20.369	2
LVIP SSGA Large Cap Managed Volatility
2013	N/A	N/A	N/A	9.941	10.860	72	10.086	10.877	619	10.050	10.881	3
2014	11.166	11.277	1*	10.860	11.314	217	10.877	11.360	2297	10.881	11.370	15
2015	11.277	10.442	1*	11.314	10.497	339	11.360	10.567	3440	11.370	10.581	48
2016	10.442	11.030	2	10.497	11.111	339	10.567	11.212	4207	10.581	11.233	103
LVIP SSGA Moderate Index Allocation
2011	10.357	10.352	1*	10.339	10.381	16	10.488	10.418	153	N/A	N/A	N/A
2012	10.352	11.290	32	10.381	11.344	166	10.418	11.413	1,167	10.593	11.427	15
2013	11.290	12.396	33	11.344	12.481	284	11.413	12.588	1,592	11.427	12.609	15
2014	12.396	12.636	34	12.481	12.748	325	12.588	12.889	1834	12.609	12.918	14
2015	12.636	12.155	34	12.748	12.288	355	12.889	12.455	1883	12.918	12.489	46
2016	12.155	12.655	35	12.288	12.818	347	12.455	13.026	1861	12.489	13.068	46
LVIP SSGA Moderate Structured Allocation
2011	N/A	N/A	N/A	10.285	10.340	56	9.946	10.377	407	10.367	10.384	3
2012	10.950	11.127	6	10.340	11.181	562	10.377	11.249	3,569	10.384	11.263	30
2013	11.127	12.256	11	11.181	12.340	463	11.249	12.446	3,647	11.263	12.467	23
2014	12.256	12.630	13	12.340	12.742	557	12.446	12.884	3566	12.467	12.912	42
2015	12.630	11.997	13	12.742	12.128	588	12.884	12.293	3533	12.912	12.327	38
2016	11.997	12.800	13	12.128	12.965	606	12.293	13.175	3160	12.327	13.217	37
LVIP SSGA Moderately Aggressive Index Allocation
2011	10.257	10.243	1*	9.981	10.272	15	9.991	10.308	83	N/A	N/A	N/A
2012	10.243	11.286	2	10.272	11.340	257	10.308	11.409	837	10.515	11.423	6
2013	11.286	12.650	2	11.340	12.736	337	11.409	12.846	1,307	11.423	12.867	9
2014	12.650	12.845	66	12.736	12.959	353	12.846	13.103	1318	12.867	13.132	10
2015	12.845	12.285	66	12.959	12.419	388	13.103	12.588	1349	13.132	12.622	10
2016	12.285	12.878	66	12.419	13.044	383	12.588	13.255	1245	12.622	13.298	10

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP SSGA Moderately Aggressive Structured Allocation
2011	N/A	N/A	N/A	9.887	10.413	244	10.512	10.450	366	N/A	N/A	N/A
2012	10.582	11.292	4	10.413	11.347	858	10.450	11.416	2,486	10.822	11.429	8
2013	11.292	12.696	4	11.347	12.783	956	11.416	12.893	2,932	11.429	12.915	10
2014	12.696	13.050	4	12.783	13.165	961	12.893	13.312	2922	12.915	13.341	30
2015	13.050	12.296	4	13.165	12.430	987	13.312	12.600	2888	13.341	12.634	22
2016	12.296	13.262	4	12.430	13.434	951	12.600	13.651	2692	12.634	13.695	18
LVIP SSGA S&P 500 Index
2011	N/A	N/A	N/A	9.582	9.521	1*	9.198	9.679	12	N/A	N/A	N/A
2012	N/A	N/A	N/A	9.521	10.771	31	9.679	10.977	1,112	10.519	11.018	1*
2013	N/A	N/A	N/A	10.771	13.909	250	10.977	14.211	1,237	11.018	14.271	2
2014	13.751	15.142	16	13.909	15.434	403	14.211	15.808	1569	14.271	15.883	30
2015	15.142	14.956	19	15.434	15.275	520	15.808	15.684	2175	15.883	15.766	28
2016	14.956	16.318	18	15.275	16.699	573	15.684	17.189	2141	15.766	17.289	34
LVIP SSGA Small-Cap Index
2011	N/A	N/A	N/A	8.286	8.376	1*	8.541	8.473	28	N/A	N/A	N/A
2012	8.769	9.390	1*	8.376	9.496	29	8.473	9.630	303	8.868	9.657	1*
2013	9.390	12.643	2	9.496	12.811	74	9.630	13.025	505	9.657	13.068	1*
2014	12.643	12.920	10	12.811	13.118	39	13.025	13.370	586	13.068	13.421	2
2015	12.920	12.019	14	13.118	12.227	73	13.370	12.494	783	13.421	12.548	2
2016	12.019	14.160	14	12.227	14.435	82	12.494	14.786	726	12.548	14.857	3
LVIP SSGA Small-Mid Cap 200
2011	N/A	N/A	N/A	12.977	12.789	2	12.727	12.902	3	N/A	N/A	N/A
2012	N/A	N/A	N/A	12.789	14.241	10	12.902	14.403	63	N/A	N/A	N/A
2013	16.325	18.531	1*	14.241	18.737	25	14.403	18.997	97	18.278	19.049	1*
2014	18.531	18.871	1*	18.737	19.118	40	18.997	19.432	134	19.049	19.495	1*
2015	18.871	17.162	1*	19.118	17.421	50	19.432	17.752	177	19.495	17.819	1*
2016	17.162	21.796	1*	17.421	22.170	53	17.752	22.648	209	17.819	22.744	1*
LVIP SSGA SMID Cap Managed Volatility
2013	N/A	N/A	N/A	10.181	11.127	52	10.183	11.144	580	10.131	11.148	23
2014	10.952	10.699	3	11.127	10.734	151	11.144	10.778	1995	11.148	10.787	35
2015	10.699	9.538	3	10.734	9.589	328	10.778	9.652	3617	10.787	9.665	56
2016	9.538	10.746	8	9.589	10.824	354	9.652	10.923	4149	9.665	10.943	74
LVIP T. Rowe Price Growth Stock
2011	N/A	N/A	N/A	8.813	8.663	11	8.938	8.763	31	N/A	N/A	N/A
2012	9.761	9.914	7	8.663	10.026	89	8.763	10.168	750	9.048	10.196	5
2013	9.914	13.459	10	10.026	13.638	139	10.168	13.865	966	10.196	13.912	9
2014	13.459	14.284	53	13.638	14.504	167	13.865	14.782	816	13.912	14.839	17
2015	14.284	15.441	66	14.504	15.710	326	14.782	16.052	1223	14.839	16.121	21
2016	15.441	15.286	66	15.710	15.583	294	16.052	15.962	1047	16.121	16.039	22
LVIP T. Rowe Price Structured Mid-Cap Growth
2011	N/A	N/A	N/A	16.853	16.510	3	16.833	16.869	15	N/A	N/A	N/A
2012	17.593	18.426	1*	16.510	18.784	30	16.869	19.241	278	18.683	19.334	1*
2013	18.426	24.248	1*	18.784	24.769	34	19.241	25.435	215	19.334	25.571	1*
2014	24.248	26.415	1*	24.769	27.036	52	25.435	27.833	256	25.571	27.996	4
2015	26.415	26.331	6	27.036	27.004	78	27.833	27.870	352	27.996	28.046	7
2016	26.331	27.649	6	27.004	28.412	75	27.870	29.397	284	28.046	29.598	8
LVIP U.S. Growth Allocation Managed Risk
2015	9.548	9.481	11	10.065	9.495	256	10.088	9.511	1999	9.649	9.514	326
2016	9.481	9.634	11	9.495	9.667	375	9.511	9.707	4682	9.514	9.715	34
LVIP Vanguard Domestic Equity ETF
2011	N/A	N/A	N/A	9.170	9.329	5	9.340	9.344	29	N/A	N/A	N/A
2012	10.024	10.476	3	9.329	10.510	92	9.344	10.553	631	9.767	10.562	6
2013	10.476	13.350	4	10.510	13.420	110	10.553	13.509	915	10.562	13.526	16
2014	13.350	14.625	6	13.420	14.732	154	13.509	14.866	1081	13.526	14.893	121
2015	14.625	14.234	9	14.732	14.366	151	14.866	14.534	1065	14.893	14.567	123
2016	14.234	15.584	10	14.366	15.760	148	14.534	15.983	1035	14.567	16.028	24

	with EEB			with EGMDB			with GOP			Acct Value DB
	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units	Accumulation Unit value		Number of Accumulation Units
	Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period		Beginning of period	End of period

	(Accumulation Unit value in dollars and Number of Accumulation Units in thousands)
LVIP Vanguard International Equity ETF
2011	N/A	N/A	N/A	8.324	8.324	1*	8.323	8.337	32	N/A	N/A	N/A
2012	9.418	9.686	2	8.324	9.718	46	8.337	9.757	413	8.797	9.765	20
2013	9.686	10.851	2	9.718	10.908	100	9.757	10.980	575	9.765	10.995	22
2014	10.851	10.102	2	10.908	10.175	139	10.980	10.268	790	10.995	10.286	66
2015	10.102	9.572	3	10.175	9.661	170	10.268	9.773	828	10.286	9.796	69
2016	9.572	9.692	4	9.661	9.801	165	9.773	9.940	801	9.796	9.968	27
LVIP VIP Mid Cap Managed Volatility
2014	9.869	10.093	7	10.281	10.106	54	10.099	10.122	266	10.491	10.125	2
2015	10.093	9.405	10	10.106	9.436	120	10.122	9.475	1453	10.125	9.483	24
2016	9.405	10.120	10	9.436	10.172	164	9.475	10.238	1441	9.483	10.251	32
LVIP Wellington Capital Growth
2011	N/A	N/A	N/A	8.664	8.340	1*	8.926	8.437	12	N/A	N/A	N/A
2012	9.434	9.605	1*	8.340	9.714	17	8.437	9.852	60	N/A	N/A	N/A
2013	9.605	12.754	2	9.714	12.924	11	9.852	13.140	89	N/A	N/A	N/A
2014	12.754	13.868	1*	12.924	14.081	18	13.140	14.352	90	13.986	14.407	1*
2015	13.868	14.815	4	14.081	15.072	32	14.352	15.401	181	14.407	15.467	2
2016	14.815	14.478	5	15.072	14.759	29	15.401	15.119	163	15.467	15.192	23
LVIP Wellington Mid-Cap Value
2011	N/A	N/A	N/A	7.487	7.490	9	7.553	7.577	16	N/A	N/A	N/A
2012	8.007	8.993	5	7.490	9.095	59	7.577	9.223	236	N/A	N/A	N/A
2013	8.993	11.778	5	9.095	11.935	92	9.223	12.134	326	9.804	12.175	2
2014	11.778	12.452	5	11.935	12.643	133	12.134	12.886	971	12.175	12.936	3
2015	12.452	11.973	4	12.643	12.181	116	12.886	12.446	411	12.936	12.500	4
2016	11.973	13.216	4	12.181	13.473	128	12.446	13.800	481	12.500	13.867	4
MFS® VIT Growth
2011	N/A	N/A	N/A	13.492	13.434	1*	13.707	13.782	6	N/A	N/A	N/A
2012	N/A	N/A	N/A	13.434	15.424	10	13.782	15.864	41	6.650	7.013	2
2013	N/A	N/A	N/A	15.424	20.647	11	15.864	21.288	102	7.013	9.416	6
2014	N/A	N/A	N/A	20.647	22.007	21	21.288	22.747	93	9.416	10.066	5
2015	N/A	N/A	N/A	22.007	23.157	30	22.747	23.996	119	10.066	10.625	5
2016	26.881	29.223	1*	23.157	23.205	28	23.996	24.106	148	10.625	10.679	5
MFS® VIT Total Return
2016	N/A	N/A	N/A	17.693	18.081	13	14.173	14.479	47	N/A	N/A	N/A
MFS® VIT Utilities
2011	N/A	N/A	N/A	20.529	21.374	3	21.789	21.929	9	N/A	N/A	N/A
2012	32.211	35.550	1*	21.374	23.731	25	21.929	24.408	111	16.517	18.339	4
2013	35.550	41.828	2	23.731	27.977	49	24.408	28.848	171	18.339	21.685	9
2014	41.828	46.042	3	27.977	30.858	52	28.848	31.897	236	21.685	23.990	7
2015	46.042	38.412	3	30.858	25.795	53	31.897	26.731	266	23.990	20.115	7
2016	38.412	41.819	1*	25.795	28.140	47	26.731	29.234	253	20.115	22.009	8
PIMCO VIT CommodityRealReturn Strategy
2011	N/A	N/A	N/A	N/A	N/A	N/A	13.855	13.874	1*	N/A	N/A	N/A
2012	14.481	14.108	1*	13.292	14.210	4	13.874	14.339	16	13.276	14.365	1*
2013	14.108	11.776	1*	14.210	11.885	7	14.339	12.023	48	14.365	12.051	2
2014	11.776	9.379	4	11.885	9.485	12	12.023	9.619	81	12.051	9.646	3
2015	9.379	6.824	3	9.485	6.914	19	9.619	7.030	121	9.646	7.053	3
2016	6.824	7.672	2	6.914	7.789	27	7.030	7.939	149	7.053	7.970	3
Templeton Global Bond VIP
2014	N/A	N/A	N/A	18.013	17.628	15	18.392	18.056	87	18.532	18.142	5
2015	17.199	16.198	1*	17.628	16.543	26	18.056	16.987	154	18.142	17.077	5
2016	16.198	16.320	1*	16.543	16.700	23	16.987	17.192	143	17.077	17.291	5
*	The numbers of accumulation units less than 500 were rounded up to one.
**	This table reflects the accumulation unit values and the number of accumulation units for both the ChoicePlus Assurance L Share and the ChoicePlus Series L-Share.
(1)	On May 17, 2013, this Subaccount was closed and the values were transferred to the LVIP Mondrian International Value Fund Subaccount.
(2) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP SSGA International Managed Volatility Fund Subaccount.
(3) On December 9, 2016, this Subaccount was closed and the values were transferred to the LVIP Blended Mid Cap Managed Volatility Fund Subaccount.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix D — Guaranteed Annual Income Rates for Previous Rider Elections
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) and Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income Rates
Guaranteed Annual Income Rates by Ages for rider elections on or after May 20, 2013 but prior to January 23, 2017:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 58	3.50%
59 - 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Rates by Ages for rider elections on or after December 3, 2012 but prior to May 20, 2013:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.50%
59 - 64	4.00%
65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single & Joint Life Option*	Single & Joint Life Option
Age	Guaranteed Annual Income rate
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.50%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

D-1

Guaranteed Annual Income Rates by Ages for rider elections on or after April 2, 2012 but prior to December 3, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk)
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	3.50%	55 – 64	3.50%
59 – 64	4.00%	65 – 69	4.50%
65 – 69	4.50%	70+	5.00%
70+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Guaranteed Annual Income Rates by Ages for rider elections prior to April 2, 2012:
Lincoln Lifetime IncomeSM Advantage 2.0
Single Life Option		Joint Life Option*
Age	Guaranteed Annual Income rate	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate
55 – 58	4.00%	55 – 64	4.00%
59+	5.00%	65+	5.00%
*If joint life option is in effect, the younger of you and your spouse’s age applies.

Lincoln Market Select® Advantage Guaranteed Annual Income Rates
Guaranteed Annual Income Rates by Ages for rider election forms signed between October 3, 2016 and April 14, 2017:
Lincoln Market Select® Advantage
Single Life Option		Joint Life Option**
Age	Guaranteed Annual Income rate*	Age (younger of you and your spouse’s age)	Guaranteed Annual Income rate*
55 – 58	3.50%	55 – 58	3.50%
59 – 64	4.00%	59 – 64	4.00%
65+	5.00%	65 – 74	4.50%
		75+	5.00%
*In order to have received the rate indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

D-2

Appendix E — Guaranteed Income Benefit Percentages for Previous Rider Elections
i4LIFE® Advantage Select Guaranteed Income Benefit elections between October 3, 2016 and April 14, 2017, or for purchasers of Lincoln Market Select® Advantage between October 3, 2016 and April 14, 2017, or for purchasers of 4LATER® Select Advantage between January 9, 2017 - April 14, 2017.
Single & Joint Life Option**	Single & Joint Life Option**
Age	GIB Percentage*
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%
*In order to have received the percentage indicated, your rider election form must have been signed or dated on or before the last day of the effective period noted above. Purchasers of Lincoln Market Select® Advantage may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Select Advantage may use any remaining Income Base to establish the initial Guaranteed Income Benefit.
**If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit elections or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 20, 2013.
Single Life Option		Joint Life Option**
Age	Percentage of Account Value, Income Base or Guaranteed Amount*	Age (younger of you and your spouse’s age)	Percentage of Account Value, Income Base or Guaranteed Amount*
Under age 40	2.00%	Under age 40	2.00%
40 – 54	2.50%	40 – 54	2.50%
55 – 58	3.00%	55 – 58	3.00%
59 - 64	3.50%	59 – 69	3.50%
65 – 69	4.00%	70 – 74	4.00%
70 – 74	4.50%	75+	4.50%
75+	5.00%

*	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

**	If joint life option is in effect, the younger of you and your spouse’s age applies.

i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk) elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) between April 2, 2012 and May 19, 2013, or 4LATER® Advantage (Managed Risk) between July 16, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value or Income Base**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.
E-1

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider’s effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Purchasers of 4LATER® Advantage (Managed Risk) may use any remaining Income Base to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections between May 21, 2012 and May 19, 2013, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 between April 2, 2012 and May 19, 2013.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.00%
40 – 54	2.50%
55 – 58	3.00%
59 – 64	3.50%
65 – 69	4.00%
70 – 74	4.50%
75+	5.00%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

i4LIFE® Advantage Guaranteed Income Benefit elections prior to May 21, 2012, or for purchasers of
Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.
Single & Joint Life Option*	Single & Joint Life Option*
Age	Percentage of Account Value, Income Base or Guaranteed Amount**
Under age 40	2.50%
40 – 54	3.00%
55 – 58	3.50%
59 – 64	4.00%
65 – 69	4.50%
70 – 79	5.00%
80+	5.50%

*	If joint life option is in effect, the younger of you and your spouse’s age applies.

**	Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit.

E-2

SAI 2

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N  (Registrant)
The Lincoln National Life Insurance Company  (Depositor)
Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (L Share) prospectus of Lincoln Life Variable Annuity Account N dated May 1, 2017. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (L Share) prospectus on request and without charge. Please write Lincoln Life Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-888-868-2583.

This SAI is not a prospectus.
The date of this SAI is May 1, 2017.

Special Terms
The special terms used in this SAI are the ones defined in the prospectus.
Services
Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) the financial statements of the Lincoln Life Variable Annuity Account N as of December 31, 2016 and for the year then ended and the statement of changes in net assets for each of the years in the two year period ended December 31, 2016; and b) the consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015 and for each of the three years in the period ended December 31, 2016 as set forth in their reports, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.
Keeper of Records
All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.
Principal Underwriter
Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of Lincoln Life, serves as principal underwriter (the “Principal Underwriter”) for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, “LFN”), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers (“Selling Firms”) for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $606,129,776, $561,689,144 and $433,441,077 to LFN and Selling Firms in 2014, 2015 and 2016 respectively, as sales compensation with respect to all the contracts offered under the VAA. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.
Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.
Both before and after the Annuity Commencement Date, there are exchange privileges between Subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.
The offering of the contracts is continuous.
Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a Market Value Adjustment in your contract.
B-2

SAMPLE CALCULATIONS FOR MALE 35 ISSUE
CASH SURRENDER VALUES
Single Premium	$50,000
Premium taxes	None
Withdrawals	None
Guaranteed Period	5 years
Guaranteed Interest Rate	3.50%
Annuity Date	Age 70
Index Rate A	3.50%
Index Rate B	4.00% End of contract year 1 3.50% End of contract year 2 3.00% End of contract year 3 2.00% End of contract year 4
Percentage adjustment to B	0.50%

Interest Adjustment Formula	(1 + Index A)[n]	-1
n = Remaining Guaranteed Period	(1 + Index B + % Adjustment)[n]
SURRENDER VALUE CALCULATION
Contract Year	(1) Annuity Value	(2) 1 + Interest Adjustment Formula	(3) Adjusted Annuity Value	(4) Minimum Value	(5) Greater of (3) & (4)	(6) Surrender Charge	(7) Surrender Value
1	$51,710	0.962268	$49,759	$50,710	$50,710	$4,250	$46,460
2	$53,480	0.985646	$52,712	$51,431	$52,712	$4,250	$48,462
3	$55,312	1.000000	$55,312	$52,162	$55,312	$4,000	$51,312
4	$57,208	1.009756	$57,766	$52,905	$57,766	$3,500	$54,266
5	$59,170	N/A	$59,170	$53,658	$59,170	$3,000	$56,170
ANNUITY VALUE CALCULATION
Contract Year	BOY* Annuity Value		Guaranteed Interest Rate		Annual Account Fee		EOY** Annuity Value
1	$50,000	x	1.035	-	$40	=	$51,710
2	$51,710	x	1.035	-	$40	=	$53,480
3	$53,480	x	1.035	-	$40	=	$55,312
4	$55,312	x	1.035	-	$40	=	$57,208
5	$57,208	x	1.035	-	$40	=	$59,170
SURRENDER CHARGE CALCULATION
Contract Year	Surrender Charge Factor		Deposit		Surrender Charge
1	8.5%	x	$50,000	=	$4,250
2	8.5%	x	$50,000	=	$4,250
3	8.0%	x	$50,000	=	$4,000
4	7.0%	x	$50,000	=	$3,500
5	6.0%	x	$50,000	=	$3,000
B-3

1 + INTEREST ADJUSTMENT FORMULA CALCULATION
Contract Year	Index A	Index B	Adj Index B	N	Result
1	3.50%	4.00%	4.50%	4	0.962268
2	3.50%	3.50%	4.00%	3	0.985646
3	3.50%	3.00%	3.50%	2	1.000000
4	3.50%	2.00%	2.50%	1	1.009756
5	3.50%	N/A	N/A	N/A	N/A
MINIMUM VALUE CALCULATION
Contract Year			Minimum Guaranteed Interest Rate		Annual Account Fee		Minimum Value
1	$50,000	x	1.015	-	$40	=	$50,710
2	$50,710	x	1.015	-	$40	=	$51,431
3	$51,431	x	1.015	-	$40	=	$52,162
4	$52,162	x	1.015	-	$40	=	$52,905
5	$52,905	x	1.015	-	$40	=	$53,658

*	BOY = beginning of year

**	EOY = end of year
Annuity Payouts
Variable Annuity Payouts
Variable Annuity Payouts will be determined on the basis of:
•	the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
•	the annuity tables contained in the contract;
•	the type of annuity option selected; and
•	the investment results of the fund(s) selected.
In order to determine the amount of variable Annuity Payouts, we make the following calculation:
•	first, we determine the dollar amount of the first payout;
•	second, we credit the contract with a fixed number of Annuity Units based on the amount of the first payout; and
•	third, we calculate the value of the Annuity Units each period thereafter.
These steps are explained below.
The dollar amount of the first periodic variable Annuity Payout is determined by applying the total value of the Accumulation Units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable Annuity Payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future Annuity Payouts will be paid. Amounts shown in the tables are based on the 1983 Table “a” Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first Annuity Payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the Annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent Annuity Payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.
Conversely, if the actual rate is less than the assumed interest rate, Annuity Payouts will decrease. If the assumed rate of interest were to be increased, Annuity Payouts would start at a higher level but would decrease more rapidly or increase more slowly.
We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.
At an Annuity Commencement Date, the contract is credited with Annuity Units for each Subaccount on which variable Annuity Payouts are based. The number of Annuity Units to be credited is determined by dividing the amount of the first periodic payout by the value of an Annuity Unit in each Subaccount selected. Although the number of Annuity Units is fixed by this process, the value of such
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units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the Contractowner’s fixed number of Annuity Units in each Subaccount by the appropriate Annuity Unit value for the Valuation Date ending 14 days prior to the date that payout is due.
The value of each Subaccount’s Annuity Unit will be set initially at $1.00. The Annuity Unit value for each Subaccount at the end of any Valuation Date is determined by multiplying the Subaccount Annuity Unit value for the immediately preceding Valuation Date by the product of:
•	The net investment factor of the Subaccount for the Valuation Period for which the Annuity Unit value is being determined, and
•	A factor to neutralize the assumed investment return in the annuity table.
The value of the Annuity Units is determined as of a Valuation Date 14 days prior to the payment date in order to permit calculation of amounts of Annuity Payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.
Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the Access Period and the impact of a withdrawal on the Regular Income Payments. These examples assume that the investment return is the same as the assumed investment return (AIR) to make the Regular Income Payment calculations simpler to understand. The Regular Income Payments will vary based on the investment performance of the underlying funds.
Annuitant	Male, Age 65
Secondary Life	Female, Age 63
Purchase Payment	$200,000.00
Regular Income Payment Frequency	Annual
AIR	4.0%
Hypothetical Investment Return	4.0%

	20-year Access Period	30-Year Access Period
Regular Income Payment	$10,493.94	$9,952.72
A 10% withdrawal from the Account Value will reduce the Regular Income Payments by 10% to $9,444.55 with the 20-year Access Period and $8,957.45 with the 30-year Access Period.
At the end of the 20-year Access Period, the remaining Account Value of $113,236 (assuming no withdrawals) will be used to continue the $10,493.94 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. At the end of the 30-year Access Period, the remaining Account Value of $68,154 (assuming no withdrawals) will be used to continue the $9,952.72 Regular Income Payment during the Lifetime Income Period for the lives of the Annuitant and Secondary Life. (Note: the Regular Income Payments during the Lifetime Income Period will vary based on the investment performance of the underlying funds).
Determination of Accumulation and Annuity Unit Value
A description of the days on which Accumulation and Annuity Units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.
Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.
Capital Markets
In any particular year, our capital may increase or decrease depending on a variety of factors — the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as
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issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.
Advertising & Ratings
We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.
Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. The current outlook for the insurance subsidiaries is stable for Moody’s, A.M. Best, Fitch, and Standard & Poor’s. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings. For more information on ratings, including outlooks, see www.LincolnFinancial.com/investor.
About the S&P 500 Index
The S&P 500 Index (hereinafter “Index”) is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates (hereinafter “Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund(s) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices do not make any representation or warranty, express or implied, to the owners of the funds or any member of the public regarding the advisability of investing in securities generally or in the funds particularly or the ability of the Index to track general market performance. S&P Dow Jones Indices only relationship to Licensee with respect to the Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the funds. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of the funds into consideration in determining, composing or calculating the Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the funds or the timing of the issuance or sale of the funds or in the determination or calculation of the equation by which the funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the funds. There is no assurance that investment products based on the Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Unclaimed Property
We have entered into a Global Resolution Agreement with a third party auditor representing multiple states and jurisdictions. Under the terms of the Global Resolution Agreement, the third party auditor has compared expanded matching criteria to the Social Security Master Death File (“SSMDF”) to identify deceased insureds and policy or contract holders where a valid claim has not been made. We have also entered into a Regulatory Settlement Agreement with multiple states and jurisdictions. The Regulatory Settlement Agreement applies prospectively and requires us to adopt and implement additional procedures comparing our records to the SSMDF to identify unclaimed death benefits and prescribes procedures for identifying and locating beneficiaries once deaths are identified. Other jurisdictions that are not signatories to the Regulatory Settlement Agreement are conducting examinations and audits of our compliance with unclaimed property laws. Any escheatable property identified as a result of the audits and inquiries could result in additional payments of previously unclaimed death benefits or the payment of abandoned funds to U.S. jurisdictions.
Additional Services
Dollar Cost Averaging (DCA)—You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain Subaccounts, or the fixed side (if available) of the contract into the Subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at any time before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 ($2,000 for contracts purchased prior to November 15, 2010) over any time period between six and 60 months. We may offer different time periods for new Purchase Payments and for transfers of Contract Value. State variations may exist. Once elected, the program will remain in effect until the earlier of:
•	the Annuity Commencement Date;
•	the value of the amount being DCA'd is depleted; or
•	you cancel the program by written request or by telephone if we have your telephone authorization on file.
We reserve the right to discontinue or restrict access to this program at any time.
A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional Purchase Payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional Purchase Payments will be credited with interest at the standard DCA rate at the time. DCA does not assure a profit or protect against loss.
Automatic Withdrawal Service (AWS)—AWS provides an automatic, periodic withdrawal of Contract Value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. You may elect to participate in AWS at the time of application or at any time before the Annuity Commencement Date by sending a written request to us. The minimum Contract Value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for nonqualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Surrender Charge.
Cross Reinvestment Program/Earnings Sweep Program — Under this option, Account Value in a designated variable Subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable Subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the Annuity Commencement Date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.
The minimum holding Account Value required to establish cross reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.
Beginning May 1, 2010, the cross reinvestment service is no longer available unless the Contractowner was enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this change.
Portfolio Rebalancing — Portfolio rebalancing is an option, which, if elected by the Contractowner, restores to a pre-determined level the percentage of the Contract Value (or Account Value under i4LIFE® Advantage), allocated to each variable Subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio
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rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all Purchase Payments allocated to the variable Subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the Contractowner. The Contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the Contractowner may make these elections by phone. The portfolio rebalancing program is not available following the Annuity Commencement Date.
Please note that all of the services discussed in this section will stop once we are notified of a pending death claim.
SecureLine® Account – SecureLine® is an interest bearing draft account established from the proceeds payable on a contract administered by us that helps you manage your surrender or death benefit proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may use the checkbook we previously provided and write checks against the account until the funds are depleted. The SecureLine® account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine® account.
Interest credited in the SecureLine® account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine® account. The balance in your SecureLine® account began earning interest the day your account was opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to your account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to your SecureLine® account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine® account is not necessarily that credited to the fixed account. There are no monthly fees. You may be charged a fee if you stop a payment or if you present a check for payment without sufficient funds.
Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of policyholders under the variable life accounts could conflict with those of Contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.
Financial Statements
The December 31, 2016 financial statements of the VAA and the December 31, 2016 consolidated financial statements of Lincoln Life appear on the following pages.
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The Lincoln National Life Insurance Company

The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2016 and 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of

The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company as of December 31, 2016 and 2015, and the related consolidated statements of comprehensive income (loss), stockholder's equity and cash flows for each of the three years in the period ended December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for each of the three years ended December 31, 2016, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

March 31, 2017

1

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2016	2015
ASSETS
Investments:
Available-for-sale securities, at fair value:
Fixed maturity securities (amortized cost: 2016 - $83,290; 2015 - $81,196)	$87,866	$84,072
Variable interest entities' fixed maturity securities (amortized cost: 2016 - $200; 2015 - $596)	200	598
Equity securities (cost: 2016 - $260; 2015 - $226)	275	237
Trading securities	1,624	1,762
Mortgage loans on real estate	9,761	8,513
Real estate	12	13
Policy loans	2,429	2,520
Derivative investments	900	1,485
Other investments	2,034	1,588
Total investments	105,101	100,788
Cash and invested cash	2,057	2,400
Deferred acquisition costs and value of business acquired	9,143	9,493
Premiums and fees receivable	428	379
Accrued investment income	1,029	1,034
Reinsurance recoverables	6,810	7,100
Reinsurance related embedded derivatives	58	95
Funds withheld reinsurance assets	623	635
Goodwill	2,273	2,273
Other assets	6,132	4,872
Separate account assets	128,397	123,619
Total assets	$262,051	$252,688

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Future contract benefits	$20,681	$19,893
Other contract holder funds	78,106	76,483
Short-term debt	280	90
Long-term debt	2,549	2,745
Funds withheld reinsurance liabilities	4,827	4,478
Deferred gain on business sold through reinsurance	67	144
Payables for collateral on investments	4,910	4,565
Variable interest entities' liabilities	-	4
Other liabilities	6,414	5,781
Separate account liabilities	128,397	123,619
Total liabilities	246,231	237,802

Contingencies and Commitments (See Note 14)

Stockholder's Equity
Common stock - 10,000,000 shares authorized, issued and outstanding	10,696	10,677
Retained earnings	3,342	3,118
Accumulated other comprehensive income (loss)	1,782	1,091
Total stockholder's equity	15,820	14,886
Total liabilities and stockholder's equity	$262,051	$252,688

See accompanying Notes to Consolidated Financial Statements

2

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Insurance premiums	$2,579	$2,825	$2,371
Fee income	5,171	4,960	4,608
Net investment income	4,631	4,611	4,648
Realized gain (loss):
Total other-than-temporary impairment losses on securities	(141)	(75)	(25)
Portion of loss recognized in other comprehensive income	41	25	10
Net other-than-temporary impairment losses on securities recognized in earnings	(100)	(50)	(15)
Realized gain (loss), excluding other-than-temporary impairment losses on securities	(410)	(172)	(509)
Total realized gain (loss)	(510)	(222)	(524)
Amortization of deferred gain on business sold through reinsurance	69	69	69
Other revenues	403	440	867
Total revenues	12,343	12,683	12,039
Expenses
Interest credited	2,527	2,472	2,492
Benefits	4,247	4,529	4,354
Commissions and other expenses	4,005	4,109	3,876
Interest and debt expense	116	105	103
Strategic digitization expense	8	-	-
Total expenses	10,903	11,215	10,825
Income (loss) before taxes	1,440	1,468	1,214
Federal income tax expense (benefit)	267	295	220
Net income (loss)	1,173	1,173	994
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	692	(2,090)	1,752
Funded status of employee benefit plans	(1)	2	(3)
Total other comprehensive income (loss), net of tax	691	(2,088)	1,749
Comprehensive income (loss)	$1,864	$(915)	$2,743

See accompanying Notes to Consolidated Financial Statements

3

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

(in millions)

	For the Years Ended December 31,
	2016	2015	2014

Common Stock
Balance as of beginning-of-year	$10,677	$10,652	$10,636
Stock compensation/issued for benefit plans	19	25	16
Balance as of end-of-year	10,696	10,677	10,652

Retained Earnings
Balance as of beginning-of-year	3,118	3,066	2,778
Net income (loss)	1,173	1,173	994
Dividends declared	(949)	(1,121)	(706)
Balance as of end-of-year	3,342	3,118	3,066

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	1,091	3,179	1,430
Other comprehensive income (loss), net of tax	691	(2,088)	1,749
Balance as of end-of-year	1,782	1,091	3,179
Total stockholder's equity as of end-of-year	$15,820	$14,886	$16,897

See accompanying Notes to Consolidated Financial Statements

4

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2016	2015	2014
Cash Flows from Operating Activities
Net income (loss)	$1,173	$1,173	$994
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	55	(176)	(535)
Trading securities purchases, sales and maturities, net	165	143	310
Change in premiums and fees receivable	(49)	101	(56)
Change in accrued investment income	8	(18)	(14)
Change in future contract benefits and other contract holder funds	(2,036)	868	1,407
Change in reinsurance related assets and liabilities	542	(1,060)	(960)
Change in federal income tax accruals	146	170	48
Realized (gain) loss	511	222	524
Amortization of deferred gain on business sold through reinsurance	(69)	(69)	(69)
Proceeds from reinsurance recapture	-	-	422
Change in cash management agreement investment	(66)	351	329
Other	262	45	249
Net cash provided by (used in) operating activities	642	1,750	2,649

Cash Flows from Investing Activities
Purchases of available-for-sale securities	(10,791)	(8,858)	(8,306)
Sales of available-for-sale securities	3,076	1,329	1,120
Maturities of available-for-sale securities	5,290	4,265	4,984
Purchases of alternative investments	(302)	(324)	(370)
Sales and repayments of alternative investments	238	177	238
Issuance of mortgage loans on real estate	(2,127)	(1,944)	(1,319)
Repayment and maturities of mortgage loans on real estate	877	816	958
Issuance and repayment of policy loans, net	91	125	6
Net change in collateral on investments and derivatives	435	638	1,476
Proceeds (outflows) from business ceded, recaptured and novated	-	-	(3)
Proceeds from sale of subsidiary/business	-	75	-
Other	(99)	(78)	(227)
Net cash provided by (used in) investing activities	(3,312)	(3,779)	(1,443)

Cash Flows from Financing Activities
Payment of long-term debt, including current maturities	(250)	(4)	-
Issuance (decrease) in short-term debt	190	88	(49)
Proceeds from sales leaseback transaction	85	47	83
Deposits of fixed account values, including the fixed portion of variable	10,030	10,745	10,363
Withdrawals of fixed account values, including the fixed portion of variable	(5,449)	(6,062)	(5,775)
Transfers to and from separate accounts, net	(1,308)	(2,474)	(2,509)
Common stock issued for benefit plans and excess tax benefits	(22)	(14)	(19)
Dividends paid to common stockholders	(949)	(1,121)	(706)
Net cash provided by (used in) financing activities	2,327	1,205	1,388

Net increase (decrease) in cash and invested cash	(343)	(824)	2,594
Cash and invested cash as of beginning-of-year	2,400	3,224	630
Cash and invested cash as of end-of-year	$2,057	$2,400	$3,224

See accompanying Notes to Consolidated Financial Statements

5

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana.  We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors and Lincoln Financial Advisors, LNC's wholesaling and retailing business units, respectively.  LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels.  LNL is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 22 for additional information.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles ("GAAP").  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year.  Specifically, we reclassified cash flows from certain investing activities into their own respective line items within the Consolidated Statements of Cash Flows.  Previously, these amounts were reported within purchases of other investments or sales or maturities of other investments line items, as applicable, within cash flows from investing activities.  These reclassifications had no effect on net income (loss), net cash provided by (used in) investing activities, or stockholder's equity for the prior years.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary.  Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method.  All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes.  A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest.  We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders.  We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE.  If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain invested assets and derivatives, other-than-temporary impairment ("OTTI") and asset valuation allowances, deferred acquisition costs ("DAC"),  value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds including deferred front-end loads ("DFEL"), pension plans, stock-based incentive compensation, income taxes and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements.  The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date.  The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

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Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk ("NPR"), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price").  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC"),

we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

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Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

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Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

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Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Available-For-Sale Securities - Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

•	Corporate bonds and U.S. government bonds - We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
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Mortgage- and asset-backed securities ("ABS") - We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and

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mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized loan obligations ("CLOs") and collateralized debt obligations ("CDOs").

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State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

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Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS Securities - Evaluation for Recovery of Amortized Cost

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary.  For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an OTTI has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities (also referred to as "debt securities"), we generally consider the following to determine whether our debt securities with unrealized losses are other-than-temporarily impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss), as this amount is deemed the credit portion of the OTTI.  The remainder of the decline to fair value is recorded in other comprehensive income ("OCI") to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
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The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

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In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	Length of time and extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI.  Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
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Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.  Otherwise, if the amortized cost of the security is greater

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than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment of the security.

Trading Securities

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements.  Investment results for the portfolios that support Modco and CFW reinsurance arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements.  Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements are recorded in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) as they occur.

Alternative Investments

Alternative investments, which consist primarily of investments in limited partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets.    We account for our investments in LPs using the equity method to determine the carrying value.  Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners.  As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay.  In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year.  Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received.  This liability is included within payables for collateral on investments on our Consolidated Balance Sheets.  Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances.  Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate.  As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans.  We believe all of the loans in our portfolio share three primary risks:  borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio.  Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value.  The loan's estimated value is based on:  the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral.  Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan.  Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.  Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis.  Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted.  After the grace period expiration that may last up to 10 days, we send a default notice.  The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past

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due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectable are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses.  All mortgage loans that are impaired have an established allowance for credit losses.  Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property's net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Real Estate

Real estate includes both real estate held for the production of income and real estate held-for-sale.  Real estate held for the production of income is carried at cost less accumulated depreciation.  Depreciation is calculated on a straight-line basis over the estimated useful life of the asset.  We periodically review properties held for the production of income for impairment.  Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.  Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale.  Real estate is not depreciated while it is classified as held-for-sale.  Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).  Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement."  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged:  as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments.  When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes.  The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

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Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 30 to 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Consolidated Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs ("unlocking").  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

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Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business.  Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief provided by or to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Comprehensive Income (Loss), respectively, because there is a right of offset.  All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists.  Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.  Premiums, benefits and DAC are reported net of insurance ceded.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors.  We perform a two-step test in our evaluation of the carrying value of goodwill for each of our reporting units.  The results of one test on one reporting unit cannot subsidize the results of another reporting unit.  In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit.  If the fair value is greater than the carrying value, then the carrying value of the reporting unit is deemed to be recoverable, and Step 2 is not required.  If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist, and Step 2 is required.  In Step 2, the implied fair value of goodwill is determined for the reporting unit.  The reporting unit's fair value as determined in Step 1 is assigned to all of its net assets (recognized and unrecognized) as if the reporting unit were acquired in a business combination as of the date of the impairment test.  If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value; and a charge is reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).

Other Assets and Other Liabilities

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the Company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issuance costs associated with line-of-credit arrangements, assets under capital leases, guaranteed living benefit ("GLB") reserves embedded derivatives, other prepaid expenses and deferred losses on business sold through reinsurance.  Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, derivative instrument liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds, obligations under capital leases and other accrued expenses.

Other assets and other liabilities on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Property and equipment owned for company use is carried at cost less allowances for depreciation.  Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.  Certain assets on our Consolidated Balance Sheets are related to capital leases.  These assets under capital leases are depreciated in a manner consistent with our current depreciation policy for owned assets.  We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable.  For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value.  The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset.  An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.  Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated.  Certain criteria have

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to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year.  Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We completed reinsurance transactions in 2012 and 2014 whereby we ceded closed blocks of UL contracts with secondary guarantees to Lincoln National Reinsurance Company (Barbados) Limited ("LNBAR"), a wholly-owned subsidiary of LNC.  We are recognizing the losses related to these transactions over a period of 30 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80.  The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 7, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 49 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, mortality, etc.), risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 12.75%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Consolidated Statements of Comprehensive Income (Loss).

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With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  As of December 31, 2016 and 2015, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $59 million, $67 million and $64 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Consolidated Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Borrowed Funds

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less.  Long-term borrowings have contractual or expected maturities greater than one year.

Deferred Gain on Business Sold Through Reinsurance

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions.  We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

We completed a reinsurance transaction in 2009 whereby we assumed a closed block of term contracts from First Penn-Pacific Life Insurance Company.  We are recognizing the gain related to this transaction over a period of 15 years.

We completed reinsurance transactions in 2012 and 2013 whereby we ceded a closed block of UL contracts with secondary guarantees to LNBAR.  We are recognizing the gains related to these transactions over a period of 30 years.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within fee income on our Consolidated Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue

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when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group non-medical insurance products consist primarily of term life, disability and dental.

Net Investment Income

Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss) includes realized gains and losses from the sale of investments, write-downs for OTTI of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives and trading securities.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Other Revenues

Other revenues consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments, proceeds from reinsurance recaptures and communications sales recognized as earned, net of agency and representative commissions.

Interest Credited

Interest credited includes interest credited to contract holder account balances.  Interest crediting rates associated with funds invested in our general account during 2014 through 2016 ranged from 1% to 10%.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Strategic Digitization Expense

During 2016, we began an enterprise-wide digitization initiative that intends to significantly enhance our customer experience and provide operation efficiencies over time to meet evolving consumer preferences and marketplace shifts.  Expenses associated with this digitization initiative are reported within strategic digitization expense on our Consolidated Statements of Comprehensive Income (Loss).

Pension and Other Postretirement Benefit Plans

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based

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on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans.  As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity.  We classify certain stock awards as liabilities.  For these awards, the settlement value is classified as a liability on our Consolidated Balance Sheets, and the liability is marked-to-market through net income at the end of each reporting period.  In accordance with our early adoption of Accounting Standards Update ("ASU") 2016-09, Improvements to Employee Share-Based Payment Accounting, we have elected to continue applying an estimated forfeiture rate to our accrual of compensation costs.  Stock-based compensation expense is reflected in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method.  In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

We file a U.S. consolidated income tax return with LNC and its eligible subsidiaries.  Ineligible subsidiaries file separate individual corporate tax returns.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.  Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance.  In evaluating the need for a valuation allowance, we consider many factors, including:  the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

Discontinued Operations

The results of operations of a component of the Company that either has been disposed of or is classified as held-for-sale are reported in income (loss) from discontinued operations, net of federal income taxes, if the disposal represents a strategic shift that has, or will have, a major effect on our consolidated financial condition and results of operations.

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2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new ASUs issued by the FASB and the impact of the adoption on our financial statements:

Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-08, Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity

This standard changed the requirements for reporting discontinued operations.  The disposal of a component of an entity must be reported as a discontinued operation if the disposal represents a strategic shift that has a major effect on an entity's operations and financial results.  The amendments also require entities to provide new disclosures about a disposal of an individually significant component of an entity that does not qualify for discontinued operations presentation.

		October 1, 2014	We applied the guidance in this standard to our sale of Lincoln Financial Media Company ("LFM") in the fourth quarter of 2014. For more information regarding our sale of LFM, see Note 3.
ASU 2014-16, Determining Whether the Host Contract in a Hybrid Financial Instrument Issued in the Form of a Share is More Akin to Debt or to Equity

This standard clarifies that when considering the nature of the host contract in a hybrid financial instrument issued in the form of a share; an entity must consider all of the stated and implied substantive terms of the hybrid instrument, including the embedded derivative feature that is being considered for separate accounting from the host contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-02, Amendments to the Consolidation Analysis

This standard addresses consolidation accounting guidance related to limited partnerships, limited liability companies and securitization structures.  The new standard includes changes to existing consolidation models that eliminates the presumption that a general partner should consolidate a limited partnership, clarifies when fees paid to a decision maker should be a factor in the VIE consolidation evaluation and reduces the VIE consolidation models from two to one by eliminating the indefinite deferral for certain investment funds.

January 1, 2016

The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.  We have provided additional financial statement disclosures related to our limited partnerships in Note 5.

ASU 2015-05, Customer's Accounting for Fees Paid in a Cloud Computing Arrangement

This standard clarifies the accounting requirements for recognizing cloud computing arrangements.  Software licenses purchased through cloud computing arrangements should be accounted for in a manner consistent with the acquisition of other software licenses.  If a cloud computing arrangement does not include a software license, the arrangement should be accounted for as a service contract.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2015-07, Disclosures for Certain Investments That Calculate Net Asset Value per Share (or its Equivalent)

This standard removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient.  In addition, the standard removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient, and limits those disclosures only to those investments for which the practical expedient has been elected.

		January 1, 2016	The adoption of this ASU did not result in a change to our financial statement disclosures.

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Standard	Description	Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2015-09, Disclosures about Short-Duration Contracts

This standard enhances the disclosure requirements related to short-duration insurance contracts.  The new disclosure requirements focus on providing users of financial statements with more transparent information related to short-duration contracts about an insurance entity's (1) initial claims estimates and subsequent adjustments to those estimates, (2) methodologies and judgments in estimating claims and (3) timing, frequency and severity of claims.  Retrospective application is required for each comparative period presented, except for those requirements that apply only to the current period.

		Annual periods beginning January 1, 2016	The adoption of this ASU did not result in a change to our financial statements as we determined these additional disclosures are not material to our financial statements.
ASU 2015-15, Presentation and Subsequent Measurement of Debt Issuance Costs Associated with Line-of-Credit Arrangements

Given the absence of authoritative accounting guidance in ASU 2015-03 related to debt issuance costs for line-of-credit arrangements, this standard clarifies that the Securities and Exchange Commission ("SEC") Staff would not object to an entity deferring and presenting these debt issuance costs as an asset and subsequently amortizing the deferred debt issuance costs ratably over the term of the line-of-credit arrangement.

		January 1, 2016	The adoption of this ASU did not have an effect on our consolidated financial condition or results of operations.
ASU 2016-09, Improvements to Employee Share-Based Payment Accounting

These amendments require all income tax effects of awards to be recognized in the income statement when the awards vest or are settled rather than through additional paid-in capital in the equity section of the balance sheet.  The amendments also permit an employer to repurchase an employee's shares at the maximum statutory tax rate in the employee's applicable jurisdiction for tax withholding purposes without triggering liability accounting.  Finally, the amendments permit entities to make a one-time accounting policy election to account for forfeitures as they occur.  Specific adoption methods depend on the issue being adopted and range from prospective to retrospective adoption.  Early adoption is permitted; however, all amendments must be adopted in the same period.  If an entity early adopts the amendments in an interim period, any adjustments should be reflected as of the beginning of the fiscal year that includes that interim period.

		Early adopted as of October 1, 2016	We recognized an income tax benefit of $4 million in federal income tax expense (benefit) in our Consolidated Statements of Comprehensive Income (Loss) for the year ended December 31, 2016.

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Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new accounting standards that may have an impact on our financial statements when adopted:

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2014-09, Revenue from Contracts with Customers & ASU 2015-14, Revenue from Contracts with Customers; Deferral of the Effective Date

This standard establishes the core principle of recognizing revenue to depict the transfer of promised goods and services.  The amendments define a five-step process that systematically identifies the various components of the revenue recognition process, culminating with the recognition of revenue upon satisfaction of an entity's performance obligation.  Retrospective application is required.  After performing extensive outreach, the FASB decided to delay the effective date of ASU 2014-09 for one year.  Early application is permitted but only for annual reporting periods beginning after December 15, 2016.

January 1, 2018

Our primary sources of revenues are recognized in accordance with ASC Topic 944, Financial Services - Insurance ("Topic 944").  All contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09.  The initial phase of our adoption project indicates the revenue we report in other revenues in our Consolidated Statements of Comprehensive Income (Loss) is our primary revenue source that is within scope of this ASU.  We continue to evaluate the impact of adopting this ASU on our revenue recognition for contracts within scope.

ASU 2016-01, Recognition and Measurement of Financial Assets and Financial Liabilities

These amendments require, among other things, the fair value measurement of investments in equity securities and certain other ownership interests that do not result in consolidation and are not accounted for under the equity method of accounting.  The change in fair value of the impacted investments in equity securities must be recognized in net income.  In addition, the amendments include certain enhancements to the presentation and disclosure requirements for financial assets and financial liabilities.  Early adoption of the ASU is generally not permitted, except as defined in the ASU.  The amendments should be adopted in the financial statements through a cumulative-effect adjustment to the beginning balance of retained earnings.

January 1, 2018

We hold equity securities classified as AFS securities that are currently measured at fair value with changes in fair value recognized through OCI.  Upon adoption of this ASU, we will be required to recognize changes in fair value of our equity securities through net income.  See Note 6 for details regarding our equity securities currently classified as AFS securities.

ASU 2016-02, Leases

This standard establishes a new accounting model for leases.  Lessees will recognize most leases on the balance sheet as a right-of-use asset and a related lease liability.  The lease liability is measured as the present value of the lease payments over the lease term with the right-of-use asset measured at the lease liability amount and including adjustments for certain lease incentives and initial direct costs.  Lease expense recognition will continue to differentiate between finance leases and operating leases resulting in a similar pattern of lease expense recognition as under current GAAP.  This ASU permits a modified retrospective adoption approach that includes a number of optional practical expedients that entities may elect upon adoption.  Early adoption is permitted.

January 1, 2019

We are currently identifying all of our leases that will be within the scope of this standard; as such, we continue to evaluate the quantitative impact of adopting this ASU on our Consolidated Balance Sheets. Based on our initial assessment, we do not expect there to be a significant difference in our pattern of lease expense recognition under this ASU.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-05, Effect of Derivative Contract Novations on Existing Hedge Accounting Relationships

The amendments clarify that a change in the counterparty to a derivative instrument identified in a hedging relationship in and of itself does not require dedesignation of that hedging relationship provided that all other hedge accounting criteria continue to be met.  The ASU may be adopted prospectively or through a modified retrospective approach.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-06, Contingent Put and Call Options in Debt Instruments

The amendments clarify the requirements for assessing whether contingent call and put options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts.  Upon adoption of this ASU, entities will be required to assess embedded call and put options solely in accordance with the four-step decision sequence that was developed by the FASB Derivatives Implementation Group.  The ASU should be adopted based on a modified retrospective basis for existing debt instruments.  Early adoption is permitted.

		January 1, 2017	This amendment is not expected to have a material effect on our consolidated financial condition and results of operations.
ASU 2016-08, Principal versus Agent Considerations (Reporting Revenue Gross versus Net)

These amendments clarify the implementation guidance on principal versus agent considerations in ASU 2014-09, including how an entity should identify the unit of accounting for the principal versus agent evaluation.  In addition, the amendments clarify how to apply the control principle to certain types of arrangements, such as service transactions, by explaining what a principal controls before the good or service is transferred to the customer.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-10, Identifying Performance Obligations and Licensing

These amendments clarify, among other things, the accounting guidance in ASU 2014-09 regarding how an entity will determine whether promised goods or services are separately identifiable, which is an important consideration in determining whether to account for goods or services as a separate performance obligation.   Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.
ASU 2016-12, Narrow Scope Improvements and Practical Expedients

The standard update amends the revenue recognition guidance in ASU 2014-09 related to transition, collectability, noncash consideration and the presentation of sales and other similar taxes. The amendments clarify that, for a contract to be considered completed at transition, substantially all of the revenue must have been recognized under current GAAP.  The amendments also clarify how an entity should evaluate the collectability threshold and when an entity can recognize nonrefundable consideration received as revenue if an arrangement does not meet the standard's contract criteria.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

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Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2016-13, Measurement of Credit Losses on Financial Instruments

These amendments adopt a new model to measure and recognize credit losses for most financial assets.  The method used to measure estimated credit losses for AFS debt securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those debt securities.  The amendments will permit entities to recognize improvements in credit loss estimates on AFS debt securities by reducing the allowance account immediately through earnings.  The amendments will be adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption is permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations, with a primary focus on our fixed maturity securities (see Note 6).  We currently reduce the amortized cost of the individual security when recognizing OTTI on these securities.  Upon adoption of ASU 2016-13, we will no longer reduce the amortized cost of each individual security; rather we will establish a valuation allowance, and any declines or improvements in credit quality will be recognized through the valuation allowance.

ASU 2016-15, Classification of Certain Cash Receipts and Cash Payments

These amendments clarify the classification of eight specific cash flow issues in an entity's statement of cash flows where it was determined by the FASB that there is diversity in practice.  Early adoption of the amendments is permitted, and retrospective transition is required for each period presented in the statement of cash flows.

		January 1, 2018	We are currently evaluating these disclosure requirements and will amend classifications in our Consolidated Statements of Cash Flows upon adoption as applicable.
ASU 2016-16, Intra-Entity Asset Transfers Other Than Inventory

This amendment requires an entity to recognize current and deferred income taxes for an intra-entity asset transfer, other than inventory, when the transfer occurs, thereby eliminating the current GAAP exception that prohibits the recognition of income taxes until the asset has been sold to an outside party.  Early adoption is permitted as of the beginning of the annual reporting period for which financial statements have not been issued.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.
ASU 2016-18, Restricted Cash

This amendment requires that amounts generally described as restricted cash and restricted cash equivalents should be included within cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows.  Early adoption is permitted using a retrospective transition method applied to each period presented.

		January 1, 2018	We will provide these additional disclosures in our Consolidated Statements of Cash Flows upon the adoption date as applicable.
ASU 2016-20, Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers

These amendments clarify 13 issues related to the adoption of ASU 2014-09.  The most significant issue of these amendments for us is the clarification that all contracts within the scope of Topic 944 are excluded from the scope of ASU 2014-09, rather than just insurance contracts as described in ASU 2014-09.  Transition requirements are consistent with ASU 2014-09.

		January 1, 2018	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations. See comments under ASU 2014-09 for more information.

22

Standard	Description	Projected Date of Adoption	Effect on Financial Statements or Other Significant Matters
ASU 2017-04, Simplifying the Test for Goodwill Impairment

These amendments eliminate the requirement in current GAAP to perform Step 2 of the goodwill impairment test in favor of only applying Step 1.  Under Step 1, the fair value of the reporting unit is compared with its carrying value, and an impairment charge is recognized when the carrying value exceeds the reporting unit's fair value.  An entity still has the option to first perform a qualitative assessment of an individual reporting unit to determine if the quantitative assessment in Step 1 is necessary.  ASU 2017-04 should be adopted prospectively, and early adoption is permitted on impairment testing dates after January 1, 2017.

		Impairment tests performed after January 1, 2020	We are currently evaluating the impact of adopting this ASU on our consolidated financial condition and results of operations.

3.  Dispositions

LFM

On July 16, 2015, we closed on the sale of LFM to Entercom Communications Corp. ("Entercom Parent") and Entercom Radio, LLC.  We received $75 million in cash, net of transaction expenses, and $28 million face amount of perpetual cumulative convertible preferred stock of Entercom Parent.

As of December 31, 2014, we adjusted the carrying amount of the assets and liabilities of LFM that were to be sold to fair value less cost to sell and reclassified such amounts as held-for-sale within other assets and other liabilities on our Consolidated Balance Sheets.  Accordingly, we recognized a loss of $28 million, after-tax, during the fourth quarter of 2014 reflected within income (loss) from continuing operations on our Consolidated Statements of Comprehensive Income (Loss).  During 2015, we recognized an additional loss of $2 million, after-tax, related to finalizing the transaction.

4.  Business Ceded, Recaptured and Novated

Business Ceded

We completed a reinsurance transaction during 2014 whereby we ceded a block of business to LNBAR that resulted in the release of $64 million of statutory capital previously supporting a portion of statutory reserves related to our Worksite UL business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(1)
DAC and VOBA	(12)
Reinsurance recoverables	3
Other assets (deferred loss on business sold through reinsurance)	9
Total assets	$(1)

Liabilities
Other liabilities	(1)
Total liabilities	$(1)

We completed a reinsurance transaction during 2014 whereby we ceded an additional block of business to LNBAR that resulted in the release of $28 million of statutory capital previously supporting a portion of statutory reserves related to our UL/survivorship UL

23

("SUL") business.  The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2014:

Assets
Cash and invested cash	$(2)
DAC and VOBA	(8)
Reinsurance recoverables	5
Other assets (deferred loss on business sold through reinsurance)	1
Total assets	$(4)

Liabilities
Other contract holder funds	$(2)
Other liabilities	(2)
Total liabilities	$(4)

Business Recaptured

We completed a reinsurance transaction during 2014 whereby we entered into an agreement to recapture certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer.  As part of this agreement, we received cash consideration of $500 million, of which $78 million represented reimbursement for prepaid reinsurance premiums related to the recaptured treaties.  We recognized a one-time gain of $57 million, after-tax, related to this recapture with the remaining difference between the proceeds and the gain being driven primarily by increases in reserves of $226 million and a reduction of DAC of $123 million.

5.  Variable Interest Entities

Consolidated VIEs

Credit-Linked Notes

We have invested in the Class 1 notes of two credit-linked note ("CLN") structures, which represent special purpose trusts combining ABS with credit default swaps to produce multi-class structured securities.  The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures.  The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest.  We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolios underlying the credit default swaps.  In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures.  As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs.  We reflect the assets and liabilities on our Consolidated Balance Sheets and recognize the results of operations of these VIEs on our Consolidated Statements of Comprehensive Income (Loss).

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures.  The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio.  The contingent forward contracts transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

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The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2016:

Amount and Date of Issuance
$200
April
2007
Original attachment point (subordination)	2.05%
Current attachment point (subordination)	1.48%
Maturity	3/20/2017
Current rating of tranche	BB
Current rating of underlying reference obligations	AAA - CCC
Number of defaults in underlying reference obligations	2
Number of entities	99
Number of countries	21

As of December 2016, our $400 million CLN matured, and we no longer reflect the assets and liabilities associated with the VIE on our Consolidated Balance Sheets or recognize the results of operations of this VIE on our Consolidated Statements of Comprehensive Income (Loss).  We did not incur any principal losses under the CLN structure, and we no longer have any exposure to losses related to this VIE.

There has been no event of default on the remaining CLN.  Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions.  Similar to other debt instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structure's underlying reference portfolios by industry and rating as of December 31, 2016:

	AAA	AA	A	BBB	BB	B	CCC	Total
Industry
Financial intermediaries	0.0%	3.0%	7.1%	2.0%	0.0%	0.0%	0.0%	12.1%
Telecommunications	0.0%	1.0%	2.0%	3.1%	1.0%	0.0%	0.0%	7.1%
Oil and gas	1.0%	3.0%	0.0%	5.1%	1.0%	1.0%	0.0%	11.1%
Utilities	0.0%	0.0%	3.0%	4.1%	0.0%	0.0%	0.0%	7.1%
Chemicals and plastics	0.0%	0.0%	3.1%	1.0%	1.0%	0.0%	0.0%	5.1%
Drugs	1.0%	0.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Retailers (except food
and drug)	0.0%	0.0%	3.0%	1.0%	0.0%	0.0%	0.0%	4.0%
Industrial equipment	0.0%	0.0%	3.1%	2.0%	0.0%	0.0%	0.0%	5.1%
Sovereign	0.0%	2.1%	3.0%	2.0%	1.0%	0.0%	0.0%	8.1%
Conglomerates	0.0%	1.0%	2.0%	0.0%	0.0%	0.0%	0.0%	3.0%
Forest products	0.0%	0.0%	0.0%	0.0%	1.0%	0.0%	0.0%	1.0%
Other	0.0%	1.0%	9.1%	12.1%	8.1%	2.0%	1.0%	33.3%
Total	2.0%	11.1%	37.4%	32.4%	13.1%	3.0%	1.0%	100.0%

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Asset and liability information (dollars in millions) for the consolidated VIEs included on our Consolidated Balance Sheets was as follows:

	As of December 31, 2016			As of December 31, 2015
	Number			Number
	of	Notional	Carrying	of	Notional	Carrying
	Instruments	Amounts	Value	Instruments	Amounts	Value
Assets
Fixed maturity securities:
Asset-backed credit card loans (1)	N/A	$-	$200	N/A	$-	$598
Credit default swaps	1	200	-	-	-	-
Total assets	1	$200	$200	-	$-	$598

Liabilities
Non-qualifying hedges:
Credit default swaps	-	$-	$-	2	$600	$4
Contingent forwards	1	-	-	2	-	-
Total liabilities (2)	1	$-	$-	4	$600	$4

(1)	Reported in variable interest entities' fixed maturity securities on our Consolidated Balance Sheets.
(2)	Reported in variable interest entities' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see Note 6.

As described more fully in Note 1, we regularly review our investment holdings for OTTI.  Based upon this review, we believe that the AFS fixed maturity securities were not other-than-temporarily impaired as of December 31, 2016.

The gains (losses) for the consolidated VIEs (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended
	December 31,
	2016	2015
Non-Qualifying Hedges
Credit default swaps	$4	$9
Contingent forwards	-	-
Total non-qualifying hedges (1)	$4	$9

(1)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

Unconsolidated VIEs

Reinsurance Related Notes

Effective October 1, 2015, our special purpose financial insurance company subsidiary, the Lincoln Reinsurance Company of Vermont VI, issued a long-term surplus note for $275 million to a non-affiliated VIE in exchange for two corporate bond AFS securities of like principal and duration.  The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans.  The outstanding principal balance of the long-term surplus note was $474 million as of December 31, 2016, and is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities.  We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance.  In addition, the terms of the long-term surplus note provide us with a set-off right with the corporate bond AFS securities we purchased from the VIE; therefore, neither appears on our Consolidated Balance Sheets.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager.  These structured securities include our RMBS, CMBS, CLOs and CDOs.  We have not provided financial or other support with respect to these VIEs other than our original investment.  We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits.  Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments.  We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets.  For information about these structured securities, see Note 6.

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Limited Partnerships and Limited Liability Companies

We invest in certain limited partnerships ("LPs") and limited liability companies ("LLCs"), including qualified affordable housing projects, that we have concluded are VIEs.  We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs.  Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs, as we do not have the power to direct the most significant activities of the LPs and LLCs.

The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on our Consolidated Balance Sheets and were $1.3 billion and $1.2 billion as of December 31, 2016 and 2015, respectively.  Included in these carrying amounts are our investments in qualified affordable housing projects, which were $37 million and $47 million as of December 31, 2016 and 2015, respectively.  We do not have any contingent commitments to provide additional capital funding to these qualified affordable housing projects.  We receive returns from these qualified affordable housing projects in the form of income tax credits and other tax benefits, which are recognized in federal income tax expense (benefit) on our Consolidated Statements of Comprehensive Income (Loss) and were $3 million and less than $1 million for the years ended December 31, 2016 and 2015, respectively.  Our exposure to loss is limited to the capital we invest in the LPs and LLCs, and there have been no indicators of impairment that would require us to recognize an impairment loss related to the LPs and LLCs as of December 31, 2016.

6.  Investments

AFS Securities

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

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The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

	As of December 31, 2016
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$72,706	$4,583	$931	$(5)	$76,363
ABS	1,016	39	13	(12)	1,054
U.S. government bonds	345	34	2	-	377
Foreign government bonds	445	57	1	-	501
RMBS	3,316	141	65	(5)	3,397
CMBS	341	8	4	(1)	346
CLOs	742	1	3	(4)	744
State and municipal bonds	3,811	703	19	-	4,495
Hybrid and redeemable preferred securities	568	68	47	-	589
VIEs' fixed maturity securities	200	-	-	-	200
Total fixed maturity securities	83,490	5,634	1,085	(27)	88,066
Equity securities	260	18	3	-	275
Total AFS securities	$83,750	$5,652	$1,088	$(27)	$88,341

	As of December 31, 2015
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity securities:
Corporate bonds	$70,584	$3,787	$1,913	$1	$72,457
ABS	1,022	40	16	(12)	1,058
U.S. government bonds	346	41	2	-	385
Foreign government bonds	459	60	1	-	518
RMBS	3,400	178	35	(11)	3,554
CMBS	347	10	2	(4)	359
CLOs	587	1	3	(3)	588
State and municipal bonds	3,706	672	12	-	4,366
Hybrid and redeemable preferred securities	745	86	44	-	787
VIEs' fixed maturity securities	596	2	-	-	598
Total fixed maturity securities	81,792	4,877	2,028	(29)	84,670
Equity securities	226	17	6	-	237
Total AFS securities	$82,018	$4,894	$2,034	$(29)	$84,907

(1)	Includes unrealized (gains) and losses on impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2016, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$2,920	$2,961
Due after one year through five years	18,077	18,978
Due after five years through ten years	17,694	18,022
Due after ten years	39,184	42,364
Subtotal	77,875	82,325
Structured securities (ABS, MBS, CLOs)	5,615	5,741
Total fixed maturity AFS securities	$83,490	$88,066

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

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The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2016
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$15,099	$542	$3,117	$390	$18,216	$932
ABS	201	5	281	23	482	28
U.S. government bonds	18	2	-	-	18	2
Foreign government bonds	29	1	-	-	29	1
RMBS	876	50	374	22	1,250	72
CMBS	187	4	18	2	205	6
CLOs	259	3	25	-	284	3
State and municipal bonds	208	11	47	8	255	19
Hybrid and redeemable preferred securities	75	3	142	44	217	47
Total fixed maturity securities	16,952	621	4,004	489	20,956	1,110
Equity securities	4	2	44	2	48	4
Total AFS securities	$16,956	$623	$4,048	$491	$21,004	$1,114

Total number of AFS securities in an unrealized loss position						1,692

	As of December 31, 2015
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity securities:
Corporate bonds	$19,285	$1,307	$2,349	$613	$21,634	$1,920
ABS	212	4	257	27	469	31
U.S. government bonds	15	2	-	-	15	2
Foreign government bonds	37	1	-	-	37	1
RMBS	593	21	362	21	955	42
CMBS	114	2	11	2	125	4
CLOs	271	2	49	1	320	3
State and municipal bonds	124	8	27	4	151	12
Hybrid and redeemable preferred securities	37	1	147	43	184	44
Total fixed maturity securities	20,688	1,348	3,202	711	23,890	2,059
Equity securities	47	6	-	-	47	6
Total AFS securities	$20,735	$1,354	$3,202	$711	$23,937	$2,065

Total number of AFS securities in an unrealized loss position						1,923

For information regarding our investments in VIEs, see Note 5.

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The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2016
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$164	$49	$2	19
Nine months or greater, but less than twelve months	1	1	-	2
Twelve months or greater	358	166	10	62
Total	$523	$216	$12	83

	As of December 31, 2015
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Less than six months	$1,536	$678	$2	135
Six months or greater, but less than nine months	76	85	-	19
Nine months or greater, but less than twelve months	39	38	-	2
Twelve months or greater	153	83	15	60
Total	$1,804	$884	$17	216

(1)	We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI.  Our gross unrealized losses, including the portion of OTTI recognized in OCI, on AFS securities decreased $951 million for the year ended December 31, 2016.  As discussed further below, we believe the unrealized loss position as of December 31, 2016, did not represent OTTI as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; (iii) the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities; and (iv) we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2016, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2016, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2016, the unrealized losses associated with our MBS and ABS were attributable primarily to collateral losses and credit spreads.  We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates.  We estimated losses for a security by forecasting the underlying loans in each transaction.  The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable.  Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data.  Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each temporarily impaired security.

As of December 31, 2016, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each security.

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Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$363	$360	$378
Increases attributable to:
Credit losses on securities for which an OTTI was not previously recognized	83	19	4
Credit losses on securities for which an OTTI was previously recognized	16	15	15
Decreases attributable to:
Securities sold, paid down or matured	(51)	(31)	(37)
Balance as of end-of-year	$411	$363	$360

During 2016, 2015 and 2014, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security.  The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

•	Failure of the issuer of the security to make scheduled payments;
•	Deterioration of creditworthiness of the issuer;
•	Deterioration of conditions specifically related to the security;
•	Deterioration of fundamentals of the industry in which the issuer operates; and
•	Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

Details of the amount of credit loss of OTTI recognized in net income (loss) for which a portion related to other factors was recognized in OCI (in millions), were as follows:

	As of December 31, 2016
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$80	$5	$85	$77
ABS	201	12	213	106
RMBS	310	6	316	183
CMBS	29	1	30	37
CLOs	11	3	14	5
State and municipal bonds	2	-	2	3
Total	$633	$27	$660	$411

	As of December 31, 2015
		Net
		Unrealized		OTTI in
	Amortized	Gain/(Loss)	Fair	Credit
	Cost	Position	Value	Losses
Corporate bonds	$31	$(2)	$29	$28
ABS	186	13	199	101
RMBS	341	10	351	182
CMBS	34	4	38	47
CLOs	11	2	13	5
Total	$603	$27	$630	$363

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Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2016	2015
Fixed maturity securities:
Corporate bonds	$1,275	$1,328
ABS	19	25
U.S. government bonds	164	221
Foreign government bonds	23	24
RMBS	95	102
CMBS	2	4
CLOs	6	10
State and municipal bonds	17	17
Hybrid and redeemable preferred securities	23	31
Total trading securities	$1,624	$1,762

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2016, 2015 and 2014, was $(3) million, $(96) million and $40 million, respectively.

Mortgage Loans on Real Estate

Mortgage loans on real estate principally involve commercial real estate.  The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California, which accounted for 20% and 21%, respectively, and Texas, which accounted for 11% and 10%, respectively, of mortgage loans on real estate as of December 31, 2016 and 2015.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2016	2015
Current	$9,762	$8,512
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Unamortized premium (discount)	1	3
Total carrying value	$9,761	$8,513

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

	As of December 31,
	2016	2015
Number of impaired mortgage loans on real estate	2	2

Principal balance of impaired mortgage loans on real estate	$7	$8
Valuation allowance associated with impaired mortgage loans on real estate	(2)	(2)
Carrying value of impaired mortgage loans on real estate	$5	$6

The changes in the valuation allowance associated with impaired mortgage loans on real estate (in millions) were as follows:

	As of December 31,
	2016	2015	2014
Balance as of beginning-of-year	$2	$3	$3
Additions	-	-	-
Charge-offs, net of recoveries	-	(1)	-
Balance as of end-of-year	$2	$2	$3

32

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Average carrying value for impaired mortgage loans on real estate	$6	$17	$24
Interest income recognized on impaired mortgage loans on real estate	-	1	2
Interest income collected on impaired mortgage loans on real estate	-	1	2

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

	As of December 31, 2016			As of December 31, 2015
			Debt-			Debt-
			Service			Service
	Carrying	% of	Coverage	Carrying	% of	Coverage
Loan-to-Value Ratio	Value	Total	Ratio	Value	Total	Ratio
Less than 65%	$8,604	88.1%	2.16	$7,591	89.2%	2.07
65% to 74%	1,009	10.3%	1.87	650	7.6%	1.60
75% to 100%	143	1.5%	0.86	266	3.1%	0.80
Greater than 100%	5	0.1%	1.04	6	0.1%	1.05
Total mortgage loans on real estate	$9,761	100.0%		$8,513	100.0%

Alternative Investments

As of December 31, 2016 and 2015, alternative investments included investments in 202 and 190 different partnerships, respectively, and the portfolio represented approximately 1% of our overall invested assets.

Net Investment Income

The major categories of net investment income (in millions) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities	$4,019	$3,981	$3,937
Equity AFS securities	11	9	9
Trading securities	94	102	119
Mortgage loans on real estate	413	385	367
Real estate	1	1	3
Policy loans	139	150	153
Invested cash	12	3	1
Commercial mortgage loan prepayment and bond make-whole premiums	115	98	132
Alternative investments	75	88	130
Consent fees	5	5	2
Other investments	4	6	(2)
Investment income	4,888	4,828	4,851
Investment expense	(257)	(217)	(203)
Net investment income	$4,631	$4,611	$4,648

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Realized Gain (Loss) Related to Certain Investments

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

	For The Years Ended December 31,
	2016	2015	2014
Fixed maturity AFS securities: (1)
Gross gains	$65	$41	$37
Gross losses	(227)	(94)	(28)
Equity AFS securities:
Gross gains	8	3	5
Gross losses	(1)	-	-
Gain (loss) on other investments	(62)	(7)	4
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(24)	(26)	(31)
Total realized gain (loss) related to certain investments, pre-tax	$(241)	$(83)	$(13)

(1)	These amounts are represented net of related fair value hedging activity. See Note 7 for more information.

Details underlying write-downs taken as a result of OTTI that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above and the portion of OTTI recognized in OCI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
OTTI Recognized in Net Income (Loss)
Fixed maturity securities:
Corporate bonds	$(80)	$(42)	$(1)
ABS	(5)	(6)	(10)
RMBS	(10)	(7)	(7)
CMBS	(1)	(1)	(1)
State and municipal bonds	(3)	-	-
Total fixed maturity securities	(99)	(56)	(19)
Equity securities	(1)	-	-
Gross OTTI recognized in net income (loss)	(100)	(56)	(19)
Associated amortization of DAC, VOBA, DSI and DFEL	-	6	4
Net OTTI recognized in net income (loss), pre-tax	$(100)	$(50)	$(15)

Portion of OTTI Recognized in OCI
Gross OTTI recognized in OCI	$53	$29	$11
Change in DAC, VOBA, DSI and DFEL	(12)	(4)	(1)
Net portion of OTTI recognized in OCI, pre-tax	$41	$25	$10

Determination of Credit Losses on Corporate Bonds and ABS

As of December 31, 2016 and 2015, we reviewed our corporate bond and ABS portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs.  The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

Credit ratings express opinions about the credit quality of a security.  Securities rated investment grade, that is those rated BBB- or higher by Standard & Poor's ("S&P") Rating Services or Baa3 or higher by Moody's Investors Service ("Moody's"), are generally considered by the rating agencies and market participants to be low credit risk.  As of December 31, 2016 and 2015, 95% and 96%, respectively, of the fair value of our corporate bond portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $3.7 billion and $3.6 billion, respectively, and a fair value of $3.6 billion and $3.2 billion, respectively.  As of December 31, 2016 and 2015, 96% and 95%, respectively, of the fair value of our ABS portfolio was rated investment grade.  As of December 31, 2016 and 2015, the portion of our ABS portfolio rated below investment grade had an amortized cost of $87 million and $104 million, respectively, and a fair value of $73 million and $89 million, respectively.  Based upon the analysis discussed above, we believed as of December 31, 2016 and 2015, that we would recover the amortized cost of each investment grade corporate bond and ABS security.

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Determination of Credit Losses on MBS

As of December 31, 2016 and 2015, default rates were projected by considering underlying MBS loan performance and collateral type.  Projected default rates on existing delinquencies vary between 10% to 100% depending on loan type and severity of delinquency status.  In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.  Finally, we develop a default rate timing curve by aggregating the defaults for all loans in the pool (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) and the associated loan-level loss severities.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further adjusted by housing price assumptions.  With the default rate timing curve and loan-level severity, we derive the future expected credit losses.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$813	$813	$1,294	$1,294
Securities pledged under securities lending agreements (2)	217	209	242	231
Securities pledged under repurchase agreements (3)	530	555	674	706
Investments pledged for Federal Home Loan Bank of
Indianapolis ("FHLBI") (4)	3,350	4,947	2,355	3,391
Total payables for collateral on investments	$4,910	$6,524	$4,565	$5,622

(1)    We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 7 for additional information.

(2)    Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively.  We value collateral daily and obtain additional collateral when deemed appropriate.  The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3)    Our pledged securities under repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets.  We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary.  The cash received in our repurchase program is typically invested in fixed maturity AFS securities.

(4)    Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on our Consolidated Balance Sheets.  The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate.  The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2016	2015	2014
Collateral payable for derivative investments	$(481)	$(283)	$1,313
Securities pledged under securities lending agreements	(25)	38	20
Securities pledged under repurchase agreements	(144)	69	75
Securities pledged for Term Asset-Backed Securities Loan Facility	-	-	(36)
Investments pledged for FHLBI	995	430	74
Total increase (decrease) in payables for collateral on investments	$345	$254	$1,446

35

We have elected not to offset our repurchase agreements and securities lending transactions in our financial statements.  The remaining contractual maturities of repurchase agreements and securities lending transactions accounted for as secured borrowings were as follows:

	As of December 31, 2016
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$-	$-
Corporate bonds	-	-	384	146	530
Total	-	-	384	146	530
Securities Lending
Corporate bonds	212	-	-	-	212
Foreign government bonds	5	-	-	-	5
Total	217	-	-	-	217
Total secured borrowings	$217	$-	$384	$146	$747

	As of December 31, 2015
	Overnight and Continuous	Up to 30 Days	30 - 90 Days	Greater Than 90 Days	Total
Repurchase Agreements
RMBS	$-	$-	$-	$250	$250
Corporate bonds	-	-	275	149	424
Total	-	-	275	399	674
Securities Lending
Corporate bonds	242	-	-	-	242
Foreign government bonds	-	-	-	-	-
Total	242	-	-	-	242
Total secured borrowings	$242	$-	$275	$399	$916

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the financial statements.  In addition, we receive securities in connection with securities borrowing agreements which we are permitted to sell or re-pledge.  As of December 31, 2016, the fair value of all collateral received that we are permitted to sell or re-pledge was $171 million.  As of December 31, 2016, we have not sold or re-pledged this collateral.

Investment Commitments

As of December 31, 2016, our investment commitments were $1.2 billion, which included $741 million of LPs, $183 million of private placement securities and $259 million of mortgage loans on real estate.

Concentrations of Financial Instruments

As of December 31, 2016 and 2015, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $1.5 billion and $1.7 billion, respectively, or 1% and 2% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $1.1 billion and $1.2 billion, respectively, or 1% of our invested assets portfolio.

As of December 31, 2016 and 2015, our most significant investments in one industry were our investment securities in the consumer non-cyclical industry with a fair value of $13.0 billion and $11.7 billion, respectively, or 12% of our invested assets portfolio, and our investment securities in the utilities industry with a fair value of $12.8 billion and $12.3 billion, respectively, or 12% of our invested assets portfolio.

Assets on Deposit

The Company had investment assets on deposit with regulatory agencies with a fair market value of $67 million and $66 million as of December 31, 2016 and 2015, respectively.

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7.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 21 for additional disclosures related to the fair value of our derivative instruments and Note 5 for derivative instruments related to our consolidated VIEs.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchases of certain assets.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain life insurance products and annuity contracts.  Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate.  For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate.  The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate.  There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed-rate securities due to interest rate risks.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.  Currency futures exchange one currency for another at a specified date in the future at a specified rate of exchange.

37

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges, to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.  A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified rate of exchange.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500 Index®

Our indexed annuity and indexed universal life ("IUL") contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index® ("S&P 500").  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products.  Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products.  These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity products.  Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity products.  We receive a floating rate of interest and pay the total return on a portfolio of indexes.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans.  We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Variance Swaps

We use variance swaps to hedge the liability exposure on certain options in variable annuity products.  Variance swaps are contracts entered into at no cost whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception of the contract.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps - Buying Protection

We use credit default swaps to hedge the liability exposure on certain options in variable annuity products.

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

38

Credit Default Swaps - Selling Protection

We sell credit default swaps to offer credit protection to contract holders and investors.  The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers.  A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer.  A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.    We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.  However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives, as well as the cash flow activity, to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves").  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have certain Modco arrangements and CFW reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds.  These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements.

We are involved in an inter-company reinsurance agreement where we cede the risk under certain UL contracts for no lapse benefit guarantees to LNBAR.  If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

39

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2016			As of December 31, 2015
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$2,089	$68	$77	$1,474	$192	$29
Foreign currency contracts (1)	1,177	153	10	910	84	2
Total cash flow hedges	3,266	221	87	2,384	276	31
Fair value hedges:
Interest rate contracts (1)	637	-	182	654	-	198
Non-Qualifying Hedges
Interest rate contracts (1)	70,290	985	701	71,899	1,087	330
Foreign currency contracts (1)	14	-	-	74	-	-
Equity market contracts (1)	28,142	542	616	27,712	680	269
Credit contracts (2)	66	-	-	103	-	9
Embedded derivatives:
GLB reserves (3)	-	371	-	-	952	-
GLB reserves (2)	-	-	371	-	-	952
Reinsurance related (4)	-	58	-	-	95	-
Indexed annuity and IUL contracts (5)	-	-	1,139	-	-	1,100
Total derivative instruments	$102,415	$2,177	$3,096	$102,826	$3,090	$2,889

(1)	Reported in derivative investments and other liabilities on our Consolidated Balance Sheets.
(2)	Reported in other liabilities on our Consolidated Balance Sheets.
(3)	Reported in other assets on our Consolidated Balance Sheets.
(4)	Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.
(5)	Reported in future contract benefits on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2016
	Less Than	1 - 5	6 - 10	11 - 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$11,102	$25,280	$23,164	$13,470	$-	$73,016
Foreign currency contracts (2)	50	109	346	686	-	1,191
Equity market contracts	15,751	9,369	1,872	17	1,133	28,142
Credit contracts	50	16	-	-	-	66
Total derivative instruments
with notional amounts	$26,953	$34,774	$25,382	$14,173	$1,133	$102,415

(1)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was November 2046.
(2)	As of December 31, 2016, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was December 2045.

40

The change in our unrealized gain (loss) on derivative instruments in AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	(165)	(202)	78
Foreign currency contracts	(10)	17	36
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	5	(190)	(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127

(1)	The OCI offset is reported within net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	The OCI offset is reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

41

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$5	$8	$(22)
Interest rate contracts (2)	1	-	-
Foreign currency contracts (1)	11	6	-
Foreign currency contracts (2)	7	-	-
Total cash flow hedges	24	14	(22)
Fair value hedges:
Interest rate contracts (1)	(28)	(30)	-
Interest rate contracts (2)	16	(198)	-
Total fair value hedges	(12)	(228)	-
Non-Qualifying Hedges
Interest rate contracts (2)	181	304	1,304
Foreign currency contracts (2)	(14)	(11)	(8)
Equity market contracts (2)	(1,253)	(118)	(215)
Equity market contracts (3)	12	1	11
Credit contracts (2)	(5)	(6)	(1)
Embedded derivatives:
Other assets - GLB reserves (2)	(581)	778	1,391
Other liabilities - GLB reserves (2)	581	(778)	(1,391)
Reinsurance related (2)	(57)	221	(242)
Indexed annuity and IUL contracts (2)	(120)	(57)	(210)
Total derivative instruments	$(1,244)	$120	$617

(1)	Reported in net investment income on our Consolidated Statements of Comprehensive Income (Loss).
(2)	Reported in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(3)	Reported in commissions and other expenses on our Consolidated Statements of Comprehensive Income (Loss).

Gains (losses) recognized as a component of OCI (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Offset to net investment income	$16	14	(22)
Offset to realized gain (loss)	8	-	-

As of December 31, 2016, $21 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.  This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2016 and 2015, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

42

Information related to our credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

As of December 31, 2016
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
3/20/2017 (3)	(4)	(5)	BBB+	2	$-	$40
				2	$-	$40

As of December 31, 2015
			Credit
	Reason	Nature	Rating of	Number		Maximum
	for	of	Underlying	of	Fair	Potential
Maturity	Entering	Recourse	Obligation (1)	Instruments	Value (2)	Payout
12/20/2016 (3)	(4)	(5)	BBB-	2	$(2)	$45
3/20/2017 (3)	(4)	(5)	BBB-	3	(7)	58
				5	$(9)	$103

(1)	Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.
(2)	Broker quotes are used to determine the market value of our credit default swaps.
(3)	These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 5.
(4)	Credit default swaps were entered into in order to generate income by providing default protection in return for a quarterly payment.
(5)	Sellers do not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our credit default swaps for which we are the seller if credit risk-related contingent features were triggered (in millions) were as follows:

	As of December 31,
	2016	2015
Maximum potential payout	$40	$103
Less: Counterparty thresholds	-	-
Maximum collateral potentially required to post	$40	$103

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding.  If these netting agreements were not in place, we would have been required to post less than $1 million of collateral as of December 31, 2016.

Credit Risk

We are exposed to credit loss in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held.  As of December 31, 2016, the NPR adjustment was less than $1 million.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements.  Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claims-paying ratings.  A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds.  These thresholds vary by counterparty and credit rating.  The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  As of December 31, 2016, our exposure was $5 million.

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The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2016		As of December 31, 2015
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LNL	Counter-	LNL
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LNL)	Party)	LNL)	Party)

AA-	$53	$(32)	$92	$-
A+	10	(217)	67	-
A	394	(335)	791	(107)
A-	67	-	11	-
BBB+	289	-	333	-
	$813	$(584)	$1,294	$(107)

Balance Sheet Offsetting

Information related to the effects of offsetting on our Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2016
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,211	$429	$1,640
Gross amounts offset	(311)	-	(311)
Net amount of assets	900	429	1,329
Gross amounts not offset:
Cash collateral	(813)	-	(813)
Net amount	$87	$429	$516

Financial Liabilities
Gross amount of recognized liabilities	$1,274	$1,510	$2,784
Gross amounts offset	(536)	-	(536)
Net amount of liabilities	738	1,510	2,248
Gross amounts not offset:
Cash collateral	(584)	-	(584)
Net amount	$154	$1,510	$1,664

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	As of December 31, 2015
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$1,981	$1,048	$3,029
Gross amounts offset	(496)	-	(496)
Net amount of assets	1,485	1,048	2,533
Gross amounts not offset:
Cash collateral	(1,294)	-	(1,294)
Net amount	$191	$1,048	$1,239

Financial Liabilities
Gross amount of recognized liabilities	$340	$2,053	$2,393
Gross amounts offset	(61)	-	(61)
Net amount of liabilities	279	2,053	2,332
Gross amounts not offset:
Cash collateral	(107)	-	(107)
Net amount	$172	$2,053	$2,225

8.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Current	$25	$71	$104
Deferred	242	224	116
Federal income tax expense (benefit)	$267	$295	$220

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Tax rate of 35% times pre-tax income	$504	$514	$425
Effect of:
Tax-preferred investment income	(196)	(192)	(174)
Tax credits	(28)	(26)	(24)
Change in uncertain tax positions	(11)	1	(12)
Excess tax benefits from share-based
compensation	(4)	-	-
Other items	2	(2)	5
Federal income tax expense (benefit)	$267	$295	$220
Effective tax rate	19%	20%	18%

The effective tax rate is the ratio of tax expense over pre-tax income (loss).  The tax preferred investment income relates primarily to the separate account dividends-received deduction.  The separate account dividends-received deduction benefit was $175 million, $188 million and $158 million for the years ended December 31, 2016, 2015 and 2014.  Tax benefits for uncertain tax positions for the year ended December 31, 2016, are primarily attributable to the release of reserves associated with prior tax years that closed during 2016.  A tax benefit was also recorded for the year ended December 31, 2016, in association with the early adoption of ASU 2016-09, Improvements to Employee-Based Payment Accounting.  For more information, see Note 2.  We file with a consolidated group, however we calculate our tax expense on a separate company basis.

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The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2016	2015
Current	$164	$104
Deferred	(3,062)	(2,422)
Total federal income tax asset (liability)	$(2,898)	$(2,318)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2016	2015
Deferred Tax Assets
Future contract benefits and other contract holder funds	$986	$960
Deferred gain on business sold through reinsurance	-	30
Reinsurance related embedded derivative asset	-	25
Compensation and benefit plans	187	186
Tax credits	85	33
Other	19	172
Total deferred tax assets	1,277	1,406
Deferred Tax Liabilities
DAC	2,038	2,147
VOBA	306	306
Net unrealized gain on AFS securities	1,596	1,084
Net unrealized gain on trading securities	65	67
Intangibles	20	7
Investment activity	125	183
Deferred gain on business sold through reinsurance	51	-
Reinsurance related embedded derivative asset	20	-
Other	118	34
Total deferred tax liabilities	4,339	3,828
Net deferred tax asset (liability)	$(3,062)	$(2,422)

As of December 31, 2016, we had $85 million of alternative minimum tax credits that are not subject to expiration.  Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

As of December 31, 2016 and 2015, $1 million and $10 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have affected our income tax expense and our effective tax rate.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.  A reconciliation of the unrecognized tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2016	2015
Balance as of beginning-of-year	$10	$10
Increases for current year tax positions	1	-
Decreases for expiring statutes	(10)	-
Balance as of end-of-year	$1	$10

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  For the years ended December 31, 2016, 2015 and 2014, we recognized interest and penalty expense (benefit) related to uncertain tax positions of $(2) million, $1 million and $(12) million, respectively.  We had accrued interest and penalty expense related to the unrecognized tax benefits of zero and $2 million as of December 31, 2016 and 2015, respectively.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  We are currently not under examination by the Internal Revenue Service; however, tax years 2013 and forward remain open.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

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9.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$8,620	$7,527	$7,690
Business acquired (sold) through reinsurance	-	38	(20)
Deferrals	1,339	1,483	1,525
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(879)	(813)	(956)
Unlocking	(276)	(232)	18
Adjustment related to realized (gains) losses	(51)	(44)	(58)
Adjustment related to unrealized (gains) losses	(484)	661	(672)
Balance as of end-of-year	$8,269	$8,620	$7,527

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$873	$628	$1,169
Business acquired (sold) through reinsurance	-	(22)	2
Deferrals	3	8	9
Amortization:
Amortization, excluding unlocking	(105)	(128)	(185)
Unlocking	36	(82)	(21)
Accretion of interest (1)	52	56	64
Adjustment related to realized (gains) losses	(2)	(1)	(1)
Adjustment related to unrealized (gains) losses	17	414	(409)
Balance as of end-of-year	$874	$873	$628

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 4.2% to 6.9%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2016, was as follows:

2017	$60
2018	59
2019	69
2020	73
2021	73

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$301	$285	$310
Deferrals	25	29	13
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(28)	(33)	(37)
Unlocking	(2)	2	2
Adjustment related to realized (gains) losses	(2)	(1)	(3)
Adjustment related to unrealized (gains) losses	(1)	19	-
Balance as of end-of-year	$293	$301	$285

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Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$1,923	$1,365	$1,899
Business acquired (sold) through reinsurance	-	-	(2)
Deferrals	628	537	400
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(345)	(299)	(326)
Unlocking	(63)	(66)	(50)
Adjustment related to realized (gains) losses	(11)	(8)	(8)
Adjustment related to unrealized (gains) losses	(277)	394	(548)
Balance as of end-of-year	$1,855	$1,923	$1,365

10.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

	For the Years Ended December 31,
	2016	2015	2014
Direct insurance premiums and fee income	$9,373	$9,354	$8,880
Reinsurance assumed	105	83	16
Reinsurance ceded	(1,728)	(1,652)	(1,917)
Total insurance premiums and fee income	$7,750	$7,785	$6,979

Direct insurance benefits	$6,112	$6,304	$5,970
Reinsurance recoveries netted against benefits	(1,865)	(1,775)	(1,616)
Total benefits	$4,247	$4,529	$4,354

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2016, the policy for our reinsurance program was to retain up to $20 million on a single insured life. As the amount we retain varies by policy, we reinsured approximately 25% of the mortality risk on newly issued life insurance contracts in 2016.  As of December 31, 2016, approximately 36% of our total individual life in-force amount was reinsured.  Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2016, the reserves associated with these reinsurance arrangements totaled $584 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders.  Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us.  We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $6.8 billion and $7.1 billion as of December 31, 2016 and 2015, respectively.  Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions.  As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements and thereby represents our largest reinsurance exposure.  As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $2.2 billion and $2.4 billion as of December 31, 2016 and 2015, respectively.  Swiss Re has funded a trust, with a balance of $2.6 billion as of December 31, 2016, to support this business.  In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves.  These assets consist of those reported as trading securities and certain mortgage loans.  Our liabilities for funds withheld and embedded derivatives as of December 31, 2016, included $495 million and $47 million, respectively, related to the business sold to Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions with Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets.  The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.  We amortized $48 million, after-tax, of deferred gain on business sold through reinsurance during 2016, 2015 and 2014, respectively.  The deferred gain on business sold through reinsurance will be substantially amortized during the first quarter of 2017.

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11.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2016
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

	For the Year Ended December 31, 2015
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$1,040	$(600)	$-	$440
Retirement Plan Services	20	-	-	20
Life Insurance	2,186	(647)	-	1,539
Group Protection	274	-	-	274
Total goodwill	$3,520	$(1,247)	$-	$2,273

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2016		As of December 31, 2015
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$100	$43	$100	$39
Retirement Plan Services:
Mutual fund contract rights (1)	5	-	5	-
Total	$105	$43	$105	$39

(1)	No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2016, was as follows:

2017	$4
2018	4
2019	4
2020	4
2021	4
Thereafter	37

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12.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2016 (1)	2015 (1)
Return of Net Deposits
Total account value	$87,707	$85,345
Net amount at risk (2)	824	1,201
Average attained age of contract holders	63 years	63 years

Minimum Return
Total account value	$105	$111
Net amount at risk (2)	22	24
Average attained age of contract holders	75 years	75 years
Guaranteed minimum return	5%	5%

Anniversary Contract Value
Total account value	$24,605	$24,659
Net amount at risk (2)	782	1,345
Average attained age of contract holders	69 years	69 years

(1)    Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

(2)    Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.

The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

	For the Years Ended December 31,
	2016	2015	2014
Balance as of beginning-of-year	$115	$89	$73
Changes in reserves	34	52	34
Benefits paid	(39)	(26)	(18)
Balance as of end-of-year	$110	$115	$89

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2016	2015
Asset Type
Domestic equity	$50,337	$46,668
International equity	16,714	17,686
Bonds	26,318	25,386
Money market	11,477	12,488
Total	$104,846	$102,228

Percent of total variable annuity
separate account values	99%	99%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  These UL and VUL products with secondary guarantees represented 36% of total life insurance in-force reserves as of December 31, 2016 and 2015.    UL and VUL products with secondary guarantees represented 33% of total sales for the years ended December 31, 2016 and 2015, and 39% for the year ended December 31, 2014.

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13.  Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2016	2015
Short-Term Debt
Short-term debt (1)	$280	$90

Long-Term Debt, Excluding Current Portion
LIBOR + 3 bps loan, due 2017	$-	$250
Surplus notes due LNC:
LIBOR + 142 bps surplus note, due 2023	240	240
9.76% surplus note, due 2024	50	50
6.56% surplus note, due 2028	500	500
LIBOR + 111 bps surplus note, due 2028	71	71
LIBOR + 226 bps surplus note, due 2028	533	479
6.03% surplus note, due 2028	750	750
LIBOR + 200 bps surplus note, due 2035	30	30
LIBOR + 100 bps surplus note, due 2037	375	375
Total surplus notes	2,549	2,495
Total long-term debt	$2,549	$2,745

(1)    The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2016, were as follows:

2017	$-
2018	-
2019	-
2020	-
2021	-
Thereafter	2,549
Total	$2,549

We prepaid the $250 million floating-rate loan outstanding under our borrowing capacity with the FHLBI due June 20, 2017, in December 2016.

On June 28, 2013, we issued a surplus note of $240 million to LNC.  The note calls for us to pay the principal amount of the note on or before June 28, 2023, and interest to be paid quarterly at an annual rate of the London Interbank Offered Rate ("LIBOR") + 142 bps.  Subject to approval by the Indiana Insurance Commissioner (the "Commissioner"), we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

We issued a surplus note of $50 million to LNC in 1994.  The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%.  Subject to approval by the Commissioner, we have the right to repay the note on any March 31 or September 30.

We issued a surplus note of $500 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Commissioner.

On October 1, 2013, we issued a surplus note of $71 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 24, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 111 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

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On December 17, 2013, we issued a variable surplus note to a wholly-owned subsidiary of LNC with an initial outstanding principal amount of $287 million.  The outstanding principal amount as of December 31, 2016, was $533 million.  The note calls for us to pay the principal amount of the note on or before October 1, 2028, and interest to be paid quarterly at an annual rate of LIBOR + 226 bps.

We issued a surplus note of $750 million to LNC in 1998.  The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%.  Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note.  Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Commissioner.

On October 1, 2015, we issued a surplus note of $30 million to LNC.  The note calls for us to pay the principal amount of the note on or before September 28, 2035, and interest to be paid quarterly at an annual rate of LIBOR + 200 bps.  Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.

On October 9, 2007, we issued a surplus note of $375 million that LNC has held effective December 31, 2008.  The note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 100 bps.

14.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers, registered investment advisors and unclaimed property laws.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2016.  While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial condition.

For some matters, the Company is able to estimate a reasonably possible range of loss.  For such matters in which a loss is probable, an accrual has been made.  For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made.  Accordingly, the estimate contained in this paragraph reflects two types of matters.  For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued.  In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount.  For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable.  In these cases, the estimate reflects the reasonably possible loss or range of loss.  As of December 31, 2016, we estimate the aggregate range of reasonably possible losses to be up to approximately $50 million.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss.  We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations.  On a

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quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16cv00827, is a putative class action that was served on LNL on June 8, 2016.  Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for cost of insurance than permitted by the policy.  Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing cost of insurance provisions that are similar to those of Plaintiff's policy and seeks damages on behalf of all such policyholders.  We are vigorously defending this matter.

Helen Hanks v. The Lincoln Life and Annuity Company of New York  and Voya Retirement Insurance and Annuity Company ("Voya"), filed in the U.S. District Court for the Southern District of New York, No. 16cv6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased cost of insurance rates on Plaintiff's policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff's policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to cost of insurance rate increases in 2016 and seeks damages on their behalf.  We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Central District of California, No. 2:17-cv-00817, is a civil action filed on February 1, 2017.  Plaintiffs own Legend Series universal life insurance policies originally issued by Jefferson-Pilot (now Lincoln).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  We are vigorously defending this matter.

Swenson, et al. v. The Lincoln National Life Insurance Company, Lincoln Life & Annuity Company of New York, Lincoln National Corporation, Voya Retirement Insurance and Annuity Company, and Voya Financial, Inc., pending in the U.S. District Court for the Eastern District of Washington, No. 2:17-cv-00048, is a putative class action filed on February 1, 2017.  Plaintiffs own universal life insurance policies originally issued by Aetna (now Voya).  Plaintiffs allege that Lincoln breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016.  Plaintiffs seek to represent multiple subclasses of policy owners and seek damages on their behalf.  We are vigorously defending this matter.

In re: Lincoln National COI Litigation, pending in the U.S. District Court for the Eastern District of Pennsylvania, Master File No. 16-cv-06605-GJP, is a consolidated litigation matter related to multiple putative class action filings that were consolidated by an order dated March 20, 2017. In addition to consolidating a number of existing matters, the order also covers any future filed cases in the same district related to the same subject matter.  Plaintiffs own universal life insurance policies originally issued by Jefferson Pilot (now Lincoln). Plaintiffs allege that LNL breached the terms of policyholders' contracts when it increased cost of insurance rates beginning in 2016. Plaintiffs seek to represent classes of policyowners and seek damages on their behalf. We are vigorously defending this matter.

Commitments

Operating Leases

We lease our home office properties.  In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019.  We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement.  These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.  In 2012, we exercised the right and option to extend the Hartford lease for one extended term such that the lease shall expire in 2018.  In 2016, we renegotiated this lease with a new term expiring in 2028.  During 2016, a lease commenced in Atlanta, Georgia at our RiverEdge Summit location and the lease shall expire in 2027.

Total rental expense on operating leases for the years ended December 31, 2016, 2015 and 2014, was $37 million, $35 million and $38 million, respectively.  Future minimum rental commitments (in millions) as of December 31, 2016, were as follows:

2017	$36
2018	34
2019	31
2020	25
2021	21
Thereafter	61
Total	$208

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Capital Leases

In December 2016 and 2015, we entered into sale-leaseback transactions on $85 million and $47 million, respectively,  (net of amortization) of assets.  These transactions have been classified as capital leases on our Consolidated Balance Sheets.  These assets will continue to be amortized on a straight-line basis over the assets' remaining lives.  Total accumulated amortization related to these leased assets as of December 31, 2016 and 2015, was $92 million and $64 million, respectively.  Future minimum lease payments under capital leases (in millions) as of December 31, 2016, were as follows:

2017	$5
2018	5
2019	87
2020	50
2021	60
Thereafter	27
Total minimum lease payments	234
Less: Amount representing interest	20
Present value of minimum lease payments	$214

Vulnerability from Concentrations

As of December 31, 2016, we did not have a concentration of:  business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment.  The ALVA product accounted for 21%, 18% and 20% of Annuities' variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented approximately 41%, 42% and 44% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.  In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance SeriesSM ("AFIS") funds.  For the Annuities segment, AFIS funds accounted for 23%, 20% and 22% of variable annuity product deposits in 2016, 2015 and 2014, respectively, and represented 47%, 48% and 50% of the segment's total variable annuity product account values as of December 31, 2016, 2015 and 2014, respectively.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(10) million and $(17) million as of December 31, 2016 and 2015, respectively.

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15.  Shares and Stockholder's Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Balance as of beginning-of-year	$934	$3,054	$1,453
Unrealized holding gains (losses) arising during the year	1,549	(4,386)	3,745
Change in foreign currency exchange rate adjustment	(100)	(45)	(47)
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(460)	1,293	(1,252)
Income tax benefit (expense)	(351)	1,095	(857)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(155)	147	14
Associated amortization of DAC, VOBA, DSI and DFEL	(22)	(28)	(32)
Income tax benefit (expense)	62	(42)	6
Balance as of end-of-year	$1,687	$934	$3,054
Unrealized OTTI on AFS Securities
Balance as of beginning-of-year	$19	$19	$(10)
(Increases) attributable to:
Gross OTTI recognized in OCI during the year	(53)	(29)	(11)
Change in DAC, VOBA, DSI and DFEL	12	4	1
Income tax benefit (expense)	14	8	3
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of AFS securities	51	43	61
Change in DAC, VOBA, DSI and DFEL	(7)	(17)	(6)
Income tax benefit (expense)	(15)	(9)	(19)
Balance as of end-of-year	$22	$19	$19
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$157	$127	$5
Unrealized holding gains (losses) arising during the year	(175)	(185)	114
Change in foreign currency exchange rate adjustment	96	48	50
Change in DAC, VOBA, DSI and DFEL	2	3	2
Income tax benefit (expense)	27	46	(58)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	24	(184)	(22)
Associated amortization of DAC, VOBA, DSI and DFEL	(2)	2	1
Income tax benefit (expense)	(8)	64	7
Balance as of end-of-year	$93	$157	$127
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(19)	$(21)	$(18)
Adjustment arising during the year	(2)	3	(5)
Income tax benefit (expense)	1	(1)	2
Balance as of end-of-year	$(20)	$(19)	$(21)

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The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2016	2015	2014
Unrealized Gain (Loss) on AFS Securities
Gross reclassification	$(155)	$147	$14	Total realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(22)	(28)	(32)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(177)	119	(18)	operations before taxes
Income tax benefit (expense)	62	(42)	6	Federal income tax expense (benefit)
Reclassification, net of income tax	$(115)	$77	$(12)	Net income (loss)

Unrealized OTTI on AFS Securities
Gross reclassification	$3	$2	$61	Total realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	(6)	Total realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	3	2	55	operations before taxes
Income tax benefit (expense)	-	-	(19)	Federal income tax expense (benefit)
Reclassification, net of income tax	$3	$2	$36	Net income (loss)

Unrealized Gain (Loss) on Derivative Instruments
Gross reclassifications:
Interest rate contracts	$5	$(190)	$(22)	Net investment income
Interest rate contracts	1	-	-	Total realized gain (loss)
Foreign currency contracts	11	6	-	Net investment income
Foreign currency contracts	7	-	-	Total realized gain (loss)
Total gross reclassifications	24	(184)	(22)
Associated amortization of DAC,
VOBA, DSI and DFEL	(2)	2	1	Commissions and other expenses
Reclassifications before income				Income (loss) from continuing
tax benefit (expense)	22	(182)	(21)	operations before taxes
Income tax benefit (expense)	(8)	64	7	Federal income tax expense (benefit)
Reclassification, net of income tax	$14	$(118)	$(14)	Net income (loss)

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16.  Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Total realized gain (loss) related to certain investments (1)	$(241)	$(83)	$(13)
Realized gain (loss) on the mark-to-market on certain instruments (2)	(66)	123	(250)
Indexed annuity and IUL contracts net derivatives results: (3)
Gross gain (loss)	(1)	(78)	(35)
Associated amortization of DAC, VOBA, DSI and DFEL	(4)	14	6
Variable annuity net derivatives results: (4)
Gross gain (loss)	(166)	(161)	(150)
Associated amortization of DAC, VOBA, DSI and DFEL	(32)	(34)	(36)
Realized gain (loss) on sale of subsidiaries/businesses (5)	-	(3)	(46)
Total realized gain (loss)	$(510)	$(222)	$(524)

(1)	See "Realized Gain (Loss) Related to Certain Investments" section in Note 6.
(2)

Represents changes in the fair values of certain derivative investments (not including those associated with our variable and indexed annuity and IUL contracts net derivatives results), reinsurance related embedded derivatives and trading securities.

(3)

Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4)

Includes the net difference in the change in embedded derivative reserves of our GLB riders and the change in the fair value of the derivative instruments we own to hedge the change in embedded derivative reserves on our GLB riders and the benefit ratio unlocking on our GDB riders, including the cost of purchasing the hedging instruments.

(5)	See "LFM" in Note 3.

17.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2016	2015	2014
Commissions	$1,927	$2,082	$2,100
General and administrative expenses	1,623	1,683	1,582
Expenses associated with reserve financing and unrelated LOCs	40	32	31
DAC and VOBA deferrals and interest, net of amortization	(170)	(292)	(454)
Broker-dealer expenses	320	329	302
Specifically identifiable intangible asset amortization	4	4	4
Media expenses	-	28	60
Taxes, licenses and fees	261	243	251
Total	$4,005	$4,109	$3,876

18.  Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants.  These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits.  We comply with applicable minimum funding requirements and do not expect to be required to make any contributions to these pension plans in 2017.  We sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents.  Total net periodic cost (recovery) for these plans was $3 million during 2016, 2015 and 2014.  In 2017, we expect to make benefit payments of approximately $12 million for these plans.

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Information (in millions) with respect to these plans was as follows:

	As of or For the Years Ended December 31,
	2016	2015	2016	2015

			Other Postretirement
	Pension Plans		Benefit Plans
Fair value of plan assets	$117	$124	$7	$7
Projected benefit obligation	117	117	11	15
Funded status of plan	$-	$7	$(4)	$(8)

Amounts Recognized on the
Consolidated Balance Sheets
Other assets	$2	$9	$-	$-
Other liabilities	(2)	(2)	(4)	(8)
Net amount recognized	$-	$7	$(4)	$(8)

Weighted-Average Assumptions
Benefit obligations:
Weighted-average discount rate	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Weighted-average discount rate	4.50%	4.00%	4.50%	4.00%
Expected return on plan assets	5.50%	5.00%	6.50%	6.50%

The weighted average discount rate was determined based on a corporate yield curve as of December 31, 2016, and projected benefit obligation cash flows.  The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target plan allocation.  We reevaluate these assumptions each plan year.

The following summarizes our fair value measurements of our benefit plans' assets (in millions) on a recurring basis by asset category:

	As of December 31,
	2016	2015

Fixed maturity securities:
Corporate bonds	$21	$25
U.S. government bonds	93	94
Cash and invested cash	2	5
Other investments	8	7
Total	$124	$131

See "Fair Value Measurement" in Note 1 for discussion on how we categorize our pension plans' assets into the three-level fair value hierarchy.  See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurement of our pension plans' assets by the three-level fair value hierarchy.

Participation in Defined Benefit Pension and Other Postretirement Benefit Plans

We participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors.  These defined benefit pension plans are closed to new entrants, and existing participants do not accrue any additional benefits.  We also participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees.  Our expense for these plans was $9 million, $30 million and $1 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986.  We also participate in defined contribution plans sponsored by LNC for eligible employees.  Our expense for these plans was $83 million, $79 million and $75 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents.  Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC.  The results of certain notional investment

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options within some of the plans are hedged by total return swaps.  Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options.  Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans.  For further discussion of total return swaps related to our deferred compensation plans, see Note 7.  Our expense for these plans was $22 million, $12 million and $21 million for the years ended December 31, 2016, 2015 and 2014, respectively.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2016	2015
Total liabilities (1)	$440	$417
Investments dedicated to fund liabilities (2)	159	151

(1)Reported in other liabilities on our Consolidated Balance Sheets.

(2)Reported in other assets on our Consolidated Balance Sheets.

19.  Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares (performance-vested shares as opposed to time-vested shares), stock appreciation rights ("SARs") and restricted stock units ("RSUs").  LNC issues new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive plans was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Stock options	$9	$7	$9
Performance shares	10	11	12
SARs	3	-	2
RSUs	22	21	15
Total	$44	$39	$38

Recognized tax benefit	$15	$14	$13

20.  Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to the LNC holding company amounts (in millions) below consist of all or a combination of the following entities:  LNL, Lincoln Reinsurance Company of South

Carolina, LLANY, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance

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Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V and Lincoln Reinsurance Company of Vermont VI.

	As of December 31,
	2016	2015
U.S. capital and surplus	$8,017	$7,614

	For the Years Ended December 31,
	2016	2015	2014
U.S. net gain (loss) from operations, after-tax	$1,088	$583	$1,170
U.S. net income (loss)	982	786	1,401
U.S. dividends to LNC holding company	950	1,121	705

Comparison of 2016 to 2015

Statutory net income (loss) increased due primarily to changes in estimate on reserves for certain products and gains related to reinsurance transactions, partially offset by lower realized gains on investments.

Comparison of 2015 to 2014

Statutory net income (loss) decreased due primarily to the recapture in 2014 of certain traditional and interest sensitive business under several yearly renewable term reinsurance treaties that were originally ceded to a reinsurer, a change in estimate on reserves for certain products in 2014 and a decrease in favorable tax items.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York, the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, and the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York.  The Vermont insurance subsidiaries also have an accounting practice permitted by the state of Vermont that differs from that found in NAIC SAP.  Specifically, the permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under a letter of credit ("LOC") and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2016 and 2015.  The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 ("AG48").

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2016	2015
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$79	$109
Calculation of reserves using continuous CARVM	-	(1)
Conservative valuation rate on certain annuities	(49)	(43)
Vermont Subsidiaries Permitted Practice
Lesser of LOC and XXX additional reserve as surplus (1)	2,855	2,835

(1)The permitted practice is related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of AG48.

During the third quarter of 2013, the New York State Department of Financial Services announced that it would not recognize the NAIC revisions to Actuarial Guideline 38 in applying the New York law governing the reserves to be held for UL and VUL products containing secondary guarantees. The change, which was effective as of December 31, 2013, impacts our New York-domiciled insurance subsidiary, LLANY. Although LLANY discontinued the sale of these products in early 2013, the change affected those policies previously sold. We began phasing in the increase in reserves in 2013 at $90 million per year over five years. As of December 31, 2016, we had increased reserves by $360 million.

The NAIC has adopted risk-based capital ("RBC") requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company's total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the "RBC ratio"), also as defined by the NAIC.  The company action level may be triggered if

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the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2016, the Company's RBC ratio was nearly five times the aforementioned company action level.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company.  Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Commissioner, only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus.  Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits.  LNL's subsidiary, LLANY, a New York domiciled insurance company, is bound by similar restrictions, under New York law, with the applicable statutory limitation on dividends equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $745 million in 2017 without prior approval from the respective state commissioner.

All payments of principal and interest on surplus notes must be approved by the respective Commissioner of Insurance.

21.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2016		As of December 31, 2015
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
AFS securities:
Fixed maturity securities	$87,866	$87,866	$84,072	$84,072
VIEs' fixed maturity securities	200	200	598	598
Equity securities	275	275	237	237
Trading securities	1,624	1,624	1,762	1,762
Mortgage loans on real estate	9,761	9,719	8,513	8,762
Derivative investments (1)	900	900	1,486	1,486
Other investments	2,034	2,034	1,588	1,588
Cash and invested cash	2,057	2,057	2,400	2,400
Reinsurance related embedded derivatives	58	58	95	95
Other assets - reinsurance recoverable	371	371	952	952
Separate account assets	128,397	128,397	123,619	123,619

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(1,139)	(1,139)	(1,100)	(1,100)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(629)	(629)	(687)	(687)
Account values of certain investment contracts	(31,475)	(35,647)	(30,346)	(34,567)
Short-term debt	(280)	(280)	(90)	(90)
Long-term debt	(2,549)	(2,739)	(2,745)	(2,662)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	(738)	(738)	(271)	(271)
GLB reserves embedded derivatives (2)	(371)	(371)	(952)	(952)

Benefit Plans' Assets (3)	124	124	131	131

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.
(2)	Portions of our GLB reserves embedded derivatives are ceded to third-party reinsurance counterparties. Refer to Note 7 for additional detail.
(3)	Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 18 for information regarding our benefit plans.

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Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value.  Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs.  The inputs used to measure the fair value of our LPs and other privately held investments are classified as Level 3 within the fair value hierarchy.  Other investments also includes securities that are not LPs or other privately held investments and the inputs used to measure the fair  value of these securities are classified as Level 1 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2016 and 2015, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of long-term debt is based on quoted market prices.  For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.  The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2016 or 2015, and we noted no changes in our valuation methodologies between these periods.

62

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

	As of December 31, 2016
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$71,554	$4,809	$76,363
ABS	-	1,021	33	1,054
U.S. government bonds	366	11	-	377
Foreign government bonds	-	390	111	501
RMBS	-	3,394	3	3,397
CMBS	-	339	7	346
CLOs	-	676	68	744
State and municipal bonds	-	4,495	-	4,495
Hybrid and redeemable preferred securities	60	453	76	589
VIEs' fixed maturity securities	-	200	-	200
Equity AFS securities	17	81	177	275
Trading securities	102	1,457	65	1,624
Derivative investments (1)	-	1,148	599	1,747
Cash and invested cash	-	2,057	-	2,057
Reinsurance related embedded derivatives	-	58	-	58
Other assets - reinsurance recoverable	-	-	371	371
Separate account assets	813	127,584	-	128,397
Total assets	$1,358	$214,918	$6,319	$222,595

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,139)	$(1,139)
Other liabilities:
Derivative liabilities (1)	-	(893)	(692)	(1,585)
GLB reserves embedded derivatives	-	-	(371)	(371)
Total liabilities	$-	$(893)	$(2,202)	$(3,095)

Benefit Plans' Assets	$-	$124	$-	$124

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	As of December 31, 2015
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$60	$68,124	$4,273	$72,457
ABS	-	1,013	45	1,058
U.S. government bonds	369	16	-	385
Foreign government bonds	-	407	111	518
RMBS	-	3,553	1	3,554
CMBS	-	349	10	359
CLOs	-	37	551	588
State and municipal bonds	-	4,366	-	4,366
Hybrid and redeemable preferred securities	47	646	94	787
VIEs' fixed maturity securities	-	598	-	598
Equity AFS securities	8	65	164	237
Trading securities	160	1,529	73	1,762
Derivative investments (1)	-	1,190	853	2,043
Cash and invested cash	-	2,400	-	2,400
Reinsurance related embedded derivatives	-	95	-	95
Other assets - reinsurance recoverable	-	-	952	952
Separate account assets	1,053	122,566	-	123,619
Total assets	$1,697	$206,954	$7,127	$215,778

Liabilities
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(1,100)	$(1,100)
VIEs' liabilities - derivative instruments	-	-	(4)	(4)
Other liabilities:
Credit default swaps	-	-	(9)	(9)
Derivative liabilities (1)	-	(530)	(298)	(828)
GLB reserves embedded derivatives	-	-	(952)	(952)
Total liabilities	$-	$(530)	$(2,363)	$(2,893)

Benefit Plans' Assets	$-	$131	$-	$131

(1)	Derivative investment assets and liabilities presented within the fair value hierarchy are presented on a gross basis by derivative type and not on a master netting basis by counterparty.

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The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2016
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,273	$4	$(29)	$159	$402	$4,809
ABS	45	-	(1)	14	(25)	33
U.S. government bonds	-	-	-	(2)	2	-
Foreign government bonds	111	-	-	-	-	111
RMBS	1	-	-	54	(52)	3
CMBS	10	2	(1)	27	(31)	7
CLOs	551	-	-	138	(621)	68
Hybrid and redeemable
preferred securities	94	-	(3)	(15)	-	76
Equity AFS securities	164	5	(4)	12	-	177
Trading securities	73	3	-	6	(17)	65
Derivative investments	555	(483)	(1)	(164)	-	(93)
Other assets - reinsurance recoverable (5)	952	(581)	-	-	-	371
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,100)	(120)	-	81	-	(1,139)
VIEs' liabilities - derivative instruments (6)	(4)	4	-	-	-	-
Other liabilities:
Credit default swaps (6)	(9)	(6)	-	15	-	-
GLB reserves embedded derivatives (5)	(952)	581	-	-	-	(371)
Total, net	$4,764	$(591)	$(39)	$325	$(342)	$4,117

65

	For the Year Ended December 31, 2015
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$4,052	$4	$(138)	$298	$57	$4,273
ABS	33	-	-	12	-	45
Foreign government bonds	110	-	1	-	-	111
RMBS	1	3	-	(3)	-	1
CMBS	15	1	8	(14)	-	10
CLOs	368	-	1	194	(12)	551
Hybrid and redeemable
preferred securities	55	-	(3)	-	42	94
Equity AFS securities	157	1	4	3	(1)	164
Trading securities	73	2	(2)	-	-	73
Derivative investments	989	(90)	(41)	(303)	-	555
Other assets - reinsurance recoverable (5)	174	778	-	-	-	952
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,170)	(57)	-	127	-	(1,100)
VIEs' liabilities - derivative instruments (6)	(13)	9	-	-	-	(4)
Other liabilities:
Credit default swaps (6)	(3)	(6)	-	-	-	(9)
GLB reserves embedded derivatives (5)	(174)	(778)	-	-	-	(952)
Total, net	$4,667	$(133)	$(170)	$314	$86	$4,764

66

	For the Year Ended December 31, 2014
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)(3)	Value
Investments: (4)
Fixed maturity AFS securities:
Corporate bonds	$2,951	$8	$28	$1,039	$26	$4,052
ABS	9	-	-	-	24	33
Foreign government bonds	78	-	7	-	25	110
RMBS	1	-	-	-	-	1
CMBS	20	-	2	(13)	6	15
CLOs	178	-	6	134	50	368
State and municipal bonds	28	-	-	-	(28)	-
Hybrid and redeemable
preferred securities	66	-	-	(5)	(6)	55
Equity AFS securities	161	4	(3)	(5)	-	157
Trading securities	53	3	7	10	-	73
Derivative investments	866	72	357	(280)	(26)	989
Other assets: (5)
GLB reserves embedded derivatives	1,244	(1,264)	-	-	20	-
Reinsurance recoverable	-	174	-	-	-	174
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives (5)	(1,048)	(210)	-	88	-	(1,170)
VIEs' liabilities - derivative instruments (6)	(27)	14	-	-	-	(13)
Other liabilities:
Credit default swaps (6)	(2)	(1)	-	-	-	(3)
GLB reserves embedded derivatives (5)	(1,244)	1,090	-	-	(20)	(174)
Total, net	$3,334	$(110)	$404	$968	$71	$4,667

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 7).
(2)

Transfers into or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-year.  For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3)	Transfers into or out of Level 3 for GLB reserves embedded derivatives between future contract benefits, other assets and other liabilities on our Consolidated Balance Sheets.
(4)

Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

(5)	Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).
(6)	The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

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 The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2016
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$560	$(62)	$(23)	$(176)	$(140)	$159
ABS	15	-	-	(1)	-	14
U.S. government bonds	-	-	-	(2)	-	(2)
RMBS	54	-	-	-	-	54
CMBS	31	(1)	-	(3)	-	27
CLOs	140	-	-	(2)	-	138
Hybrid and redeemable
preferred securities	-	(15)	-	-	-	(15)
Equity AFS securities	18	(6)	-	-	-	12
Trading securities	7	-	-	(1)	-	6
Derivative investments	176	(169)	(171)	-	-	(164)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(70)	-	-	151	-	81
Other liabilities - credit default swaps	-	15	-	-	-	15
Total, net	$931	$(238)	$(194)	$(34)	$(140)	$325

	For the Year Ended December 31, 2015
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$537	$(38)	$(44)	$(117)	$(40)	$298
ABS	13	-	-	(1)	-	12
RMBS	-	(3)	-	-	-	(3)
CMBS	-	-	-	(13)	(1)	(14)
CLOs	217	-	-	(23)	-	194
Equity AFS securities	43	(40)	-	-	-	3
Trading securities	1	-	-	(1)	-	-
Derivative investments	179	(162)	(320)	-	-	(303)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(51)	-	-	178	-	127
Total, net	$939	$(243)	$(364)	$23	$(41)	$314

	For the Year Ended December 31, 2014
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,939	$(576)	$(115)	$(47)	$(162)	$1,039
CMBS	-	-	-	(13)	-	(13)
CLOs	185	-	-	(46)	(5)	134
Hybrid and redeemable preferred
securities	-	(5)	-	-	-	(5)
Equity AFS securities	-	(5)	-	-	-	(5)
Trading securities	14	-	-	(4)	-	10
Derivative investments	160	(87)	(353)	-	-	(280)
Future contract benefits - indexed annuity
and IUL contracts embedded derivatives	(69)	-	-	157	-	88
Total, net	$2,229	$(673)	$(468)	$47	$(167)	$968

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The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Derivative investments	$(432)	$(102)	$(15)
Embedded derivatives:
Indexed annuity and IUL contracts	(16)	(84)	(37)
Other assets - GLB reserves	1,122	(244)	(678)
Other liabilities - GLB reserves	(1,122)	244	678
VIEs' liabilities - derivative instruments	4	9	14
Credit default swaps	-	(6)	(1)
Total, net (1)	$(444)	$(183)	$(39)

(1)	Included in realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2016
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$605	$(203)	$402
ABS	3	(28)	(25)
U.S. government bonds	9	(7)	2
RMBS	2	(54)	(52)
CMBS	-	(31)	(31)
CLOs	-	(621)	(621)
Trading securities	1	(18)	(17)
Total, net	$620	$(962)	$(342)

	For the Year Ended December 31, 2015
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$224	$(167)	$57
Foreign government bonds	4	(4)	-
CLOs	4	(16)	(12)
Hybrid and redeemable preferred securities	47	(5)	42
Equity AFS securities	-	(1)	(1)
Trading securities	4	(4)	-
Total, net	$283	$(197)	$86

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	For the Year Ended December 31, 2014
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$473	$(447)	$26
ABS	26	(2)	24
Foreign government bonds	25	-	25
CMBS	6	-	6
CLOs	50	-	50
State and municipal bonds	-	(28)	(28)
Hybrid and redeemable preferred securities	17	(23)	(6)
Trading securities	10	(10)	-
Derivative investments	-	(26)	(26)
Other assets - GLB reserves embedded derivatives	20	-	20
Other liabilities - GLB reserves embedded derivatives	-	(20)	(20)
Total, net	$627	$(556)	$71

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2016, 2015 and 2014, transfers in and out of Level 3 were attributable primarily to the securities' observable market information no longer being available or becoming available.  Transfers in and out for GLB reserves embedded derivatives represent reclassifications between future contract benefits and other assets or other liabilities.  Transfers into and out of Levels 1 and 2 are generally the result of a change in the type of input used to measure the fair value of an asset or liability at the end of the reporting period.  When quoted prices in active markets become available, transfers from Level 2 to Level 1 will result.  When quoted prices in active markets become unavailable, but we are able to employ a valuation methodology using significant observable inputs, transfers from Level 1 to Level 2 will result.  For the years ended December 31, 2016 and 2014, the transfers between Levels 1 and 2 of the fair value hierarchy were less than $1 million for our financial instruments carried at fair value.  For the year ended December 31, 2015, the transfers from Level 2 to Level 1 of the fair value hierarchy were $172 million for our financial instruments carried at fair value which was attributable to quoted market prices becoming available.

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The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2016:

	Fair	Valuation	Significant	Assumption or
	Value	Technique	Unobservable Inputs	Input Ranges
Assets
Investments:
Fixed maturity AFS and trading
securities:
Corporate bonds	$1,780	Discounted cash flow	Liquidity/duration adjustment (1)	0.9%	-	20.4%
ABS	24	Discounted cash flow	Liquidity/duration adjustment (1)	3.5%	-	3.5%
Foreign government bonds	76	Discounted cash flow	Liquidity/duration adjustment (1)	1.8%	-	5.0%
Hybrid and redeemable
preferred securities	4	Discounted cash flow	Liquidity/duration adjustment (1)	2.1%	-	2.1%
Equity AFS securities	26	Discounted cash flow	Liquidity/duration adjustment (1)	4.5%	-	5.1%
Other assets - reinsurance
recoverable	371	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%
Liabilities
Future contract benefits - indexed
annuity and IUL contracts
embedded derivatives	$(1,139)	Discounted cash flow	Lapse rate (2)	1%	-	9%
			Mortality rate (6)			(8)
Other liabilities - GLB reserves
embedded derivatives	(371)	Discounted cash flow	Long-term lapse rate (2)	1%	-	30%
			Utilization of guaranteed withdrawals (3)	85%	-	100%
			Claims utilization factor (4)	60%	-	100%
			Premiums utilization factor (4)	80%	-	115%
			NPR (5)	0.02%	-	0.35%
			Mortality rate (6)			(8)
			Volatility (7)	1%	-	29%

(1)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(2)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(3)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(4)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(5)	The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract.
(6)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(7)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation.

(8)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or

71

liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above may result in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments - An increase in the liquidity/duration adjustment input would result in a decrease in the fair value measurement.
•

Reinsurance recoverable asset - An increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

•	Indexed annuity and IUL contracts embedded derivatives - An increase in the lapse rate or mortality rate inputs would result in a decrease in the fair value measurement.
•

GLB reserves embedded derivatives - Assuming our GLB reserves embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would result in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would result in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input will not affect the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see "Summary of Significant Accounting Policies" above.

22.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products.

The Group Protection segment offers principally group non-medical insurance products, including term life, universal life, disability, dental, vision, accident and critical illness insurance to the employer market place through various forms of contributory and non-contributory plans.  Its products are marketed primarily through a national distribution system of regional group offices.  These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to our excess capital; investments in media properties (see Note 3 for more information) and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; our run-off institutional pension business, the majority of which was sold on a group annuity basis; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪	Sales or disposals and impairments of securities;
▪	Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities;
▪	Changes in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;
▪	Changes in the fair value of the embedded derivatives of our GLB riders reflected within variable annuity net derivative results accounted for at fair value;
▪	Changes in the fair value of the derivatives we own to hedge our GLB riders reflected within variable annuity net derivative results; and

72

▪

Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value;

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.  Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

	For the Years Ended December 31,
	2016	2015	2014
Revenues
Operating revenues:
Annuities	$3,710	$3,815	$3,450
Retirement Plan Services	1,092	1,090	1,081
Life Insurance	5,798	5,484	5,343
Group Protection	2,129	2,356	2,445
Other Operations	301	335	406
Excluded realized gain (loss), pre-tax	(690)	(400)	(689)
Amortization of deferred gain arising from reserve changes on business
sold through reinsurance, pre-tax	3	3	3
Total revenues	$12,343	$12,683	$12,039

	For the Years Ended December 31,
	2016	2015	2014
Net Income (Loss)
Income (loss) from operations:
Annuities	$971	$1,032	$901
Retirement Plan Services	121	134	154
Life Insurance	464	296	373
Group Protection	65	42	23
Other Operations	-	(73)	(13)
Excluded realized gain (loss), after-tax	(450)	(260)	(446)
Income (loss) from reserve changes (net of related amortization)
on business sold through reinsurance, after-tax	2	2	2
Net income (loss)	$1,173	$1,173	$994

73

	For the Years Ended December 31,
	2016	2015	2014
Net Investment Income
Annuities	$983	$977	$1,013
Retirement Plan Services	855	842	828
Life Insurance	2,403	2,390	2,376
Group Protection	176	183	180
Other Operations	214	219	251
Total net investment income	$4,631	$4,611	$4,648

	For the Years Ended December 31,
	2016	2015	2014
Amortization of DAC and VOBA, Net of Interest
Annuities	$310	$284	$346
Retirement Plan Services	27	29	37
Life Insurance	709	806	640
Group Protection	126	80	57
Total amortization of DAC and VOBA, net of interest	$1,172	$1,199	$1,080

	For the Years Ended December 31,
	2016	2015	2014
Federal Income Tax Expense (Benefit)
Annuities	$261	$281	$225
Retirement Plan Services	43	46	48
Life Insurance	210	118	167
Group Protection	35	23	12
Other Operations	(42)	(33)	10
Excluded realized gain (loss)	(241)	(141)	(243)
Reserve changes (net of related amortization)
on business sold through reinsurance	1	1	1
Total federal income tax expense (benefit)	$267	$295	$220

	As of December 31,
	2016	2015
Assets
Annuities	$132,956	$130,840
Retirement Plan Services	34,346	32,651
Life Insurance	75,868	70,695
Group Protection	4,007	4,182
Other Operations	14,874	14,320
Total assets	$262,051	$252,688

74

23.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2016	2015	2014
Interest paid	$91	$106	$104
Income taxes paid (received)	121	125	172
Significant non-cash investing and financing transactions:
Disposal of note receivable from affiliate	-	-	(500)
Acquisition of note receivable from affiliate	42	54	712
Other assets received in our financing transaction	-	252	-
Exchange of surplus note for promissory note with affiliate:
Carrying value of asset	124	123	88
Carrying value of liability	(124)	(123)	(88)
Net asset (liability) from exchange	$-	$-	$-
Reinsurance ceded:
Carrying value of assets	$-	$-	$15
Carrying value of liabilities	-	-	15
Total reinsurance ceded	$-	$-	$30

24.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Balance Sheets:

T

	As of December 31,
	2016	2015
Assets with affiliates:
Accrued inter-company interest receivable	$8	$4	Accrued investment income
Bonds	1,611	1,534	Fixed maturity AFS securities
Ceded reinsurance contracts	(191)	(226)	Deferred acquisition costs and value of
			business acquired
Ceded reinsurance contracts	2,148	1,983	Reinsurance recoverables
Ceded reinsurance contracts	112	184	Reinsurance related embedded derivatives
Ceded reinsurance contracts	198	714	Other assets
Cash management agreement investment	164	98	Other assets
Service agreement receivable	27	42	Other assets
Ceded reinsurance contracts	9	9	Other assets

Liabilities with affiliates:
Accrued inter-company interest payable	26	2	Other liabilities
Assumed reinsurance contracts	31	34	Future contract benefits
Assumed reinsurance contracts	403	414	Other contract holder funds
Service agreement payable	34	34	Other liabilities
Ceded reinsurance contracts	(47)	(50)	Other contract holder funds
Ceded reinsurance contracts	2,851	3,841	Funds withheld reinsurance liabilities
Ceded reinsurance contracts
Ceded reinsurance contracts	84	81	Other liabilities
Inter-company short-term debt	280	90	Short-term debt
Inter-company long-term debt	2,549	2,495	Long-term debt

75

The following summarizes transactions with affiliates (in millions) and the associated line item on our Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended
	December 31,
	2016	2015	2014
Revenues with affiliates:
Premiums received on assumed reinsurance contracts	$(389)	$(411)	$(574)	Insurance premiums
Net investment income on intercompany notes	38	31	12	Net investment income
Fees for management of general account	(117)	(109)	(105)	Net investment income
Net investment income on ceded funds withheld treaties	(69)	(62)	-	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(516)	664	1,265	Realized gain (loss)
Reinsurance related settlements	488	(881)	(1,573)	Realized gain (loss)
Other gains (losses)	(93)	157	(199)	Realized gain (loss)

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded reinsurance	(424)	(478)	255	Benefits
Ceded reinsurance contracts	(14)	(15)	-	Commissions and other
				expenses
Service agreement payments	76	42	76	Commissions and other
				expenses
Interest expense on inter-company debt	111	102	102	Interest and debt expense
Interest credited on assumed reinsurance contracts	61	59	15	Interest credited

Bonds

LNC issues bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing and lending limit is currently 3% of our admitted assets as of our most recent year end.

Service Agreement

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, weighted policies in force, and sales.

Ceded Reinsurance Contracts

As discussed in Note 10, we cede insurance contracts to and assume insurance contracts from affiliated companies.  We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR.  As discussed in Note 7, we cede the GLB reserves embedded derivatives and the related hedge results to LNBAR.  As discussed in Note 4, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies.  To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of LOCs aggregating to $320 million and $401 million as of December 31, 2016 and 2015, respectively.  The LOCs are obtained by the affiliate reinsurer and issued by banks in order for the Company to recognize the reserve credit.

25.  Subsequent Events

Management evaluated subsequent events for the Company through March 31, 2017, the date the financial statements were available to be issued.  On March 28, 2017, LNL paid a cash dividend in the amount of $210 million to LNC.  Management identified no other items or events required for disclosure.

76

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
AB VPS Global Thematic Growth Portfolio Class B	$24,528,884	$36,285	$24,565,169	$—	$2,193	$24,562,976
AB VPS International Value Portfolio Class B	2,454	—	2,454	—	—	2,454
AB VPS Large Cap Growth Portfolio Class B	9,426,990	—	9,426,990	118	840	9,426,032
AB VPS Small/Mid Cap Value Portfolio Class A	382,014	—	382,014	—	9	382,005
AB VPS Small/Mid Cap Value Portfolio Class B	191,872,929	—	191,872,929	130,776	16,959	191,725,194
Alps|Alerian Energy Infrastructure Portfolio Class I	241,035	—	241,035	—	6	241,029
Alps|Alerian Energy Infrastructure Portfolio Class III	5,468,839	19	5,468,858	—	356	5,468,502
Alps|Red Rocks Listed Private Equity Portfolio Class I	26,877	—	26,877	—	1	26,876
Alps|Red Rocks Listed Private Equity Portfolio Class III	5,435,405	—	5,435,405	14	391	5,435,000
Alps|Stadion Tactical Defensive Portfolio Class I	55,447	—	55,447	—	2	55,445
Alps|Stadion Tactical Defensive Portfolio Class III	4,510,251	62	4,510,313	—	324	4,509,989
Alps|Stadion Tactical Growth Portfolio Class III	3,972,572	—	3,972,572	—	271	3,972,301
American Century VP Balanced Fund Class II	18,445,345	—	18,445,345	152,060	1,693	18,291,592
American Century VP Inflation Protection Fund Class II	27,228	—	27,228	—	3	27,225
American Funds Asset Allocation Fund Class 1	13,813,616	—	13,813,616	—	505	13,813,111
American Funds Asset Allocation Fund Class 4	87,611,494	66,637	87,678,131	—	5,922	87,672,209
American Funds Blue Chip Income and Growth Fund Class 1	3,345,905	—	3,345,905	746	141	3,345,018
American Funds Blue Chip Income and Growth Fund Class 4	19,618,849	—	19,618,849	—	1,293	19,617,556
American Funds Bond Fund Class 1	3,654,841	—	3,654,841	—	148	3,654,693
American Funds Capital Income Builder Fund Class 1	916,529	—	916,529	—	24	916,505
American Funds Capital Income Builder Fund Class 4	26,561,590	33,427	26,595,017	—	1,745	26,593,272
American Funds Global Balanced Fund Class 1	555,879	—	555,879	—	19	555,860
American Funds Global Bond Fund Class 1	2,221,457	1,230	2,222,687	—	102	2,222,585
American Funds Global Growth Fund Class 1	2,168,745	—	2,168,745	—	82	2,168,663
American Funds Global Growth Fund Class 2	273,083,113	3,380	273,086,493	—	22,892	273,063,601
American Funds Global Growth Fund Class 4	16,810,257	15,537	16,825,794	—	1,110	16,824,684
American Funds Global Growth and Income Fund Class 1	1,471,346	179	1,471,525	—	66	1,471,459
American Funds Global Small Capitalization Fund Class 1	1,145,764	—	1,145,764	—	46	1,145,718
American Funds Global Small Capitalization Fund Class 2	378,819,802	28,313	378,848,115	—	26,074	378,822,041
American Funds Global Small Capitalization Fund Class 4	5,053,154	17,500	5,070,654	—	328	5,070,326
American Funds Growth Fund Class 1	8,098,770	—	8,098,770	45	332	8,098,393
American Funds Growth Fund Class 2	1,373,207,430	—	1,373,207,430	339,703	123,169	1,372,744,558
American Funds Growth Fund Class 4	52,029,492	59,951	52,089,443	—	3,467	52,085,976
American Funds Growth-Income Fund Class 1	4,355,998	—	4,355,998	—	171	4,355,827
American Funds Growth-Income Fund Class 2	1,857,087,056	—	1,857,087,056	218,826	147,362	1,856,720,868
American Funds Growth-Income Fund Class 4	34,696,318	48,666	34,744,984	—	2,381	34,742,603
American Funds High-Income Bond Fund Class 1	1,307,167	—	1,307,167	186	60	1,306,921

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
American Funds International Fund Class 1	$3,499,730	$591	$3,500,321	$—	$130	$3,500,191
American Funds International Fund Class 2	629,001,419	77,955	629,079,374	—	48,916	629,030,458
American Funds International Fund Class 4	15,448,086	123	15,448,209	—	1,026	15,447,183
American Funds International Growth and Income Fund Class 1	1,418,815	—	1,418,815	—	65	1,418,750
American Funds Managed Risk Asset Allocation Fund Class P1	1,208,379	—	1,208,379	—	54	1,208,325
American Funds Managed Risk Asset Allocation Fund Class P2	68,786,677	12,789	68,799,466	—	5,668	68,793,798
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	147,596	—	147,596	—	9	147,587
American Funds Managed Risk Growth Fund Class P1	117,502	—	117,502	—	5	117,497
American Funds Managed Risk Growth-Income Fund Class P1	24,078	—	24,078	—	2	24,076
American Funds Managed Risk International Fund Class P1	42,595	—	42,595	—	2	42,593
American Funds Mortgage Fund Class 1	373,863	—	373,863	—	22	373,841
American Funds Mortgage Fund Class 4	4,621,747	—	4,621,747	—	301	4,621,446
American Funds New World Fund Class 1	2,941,540	271	2,941,811	—	112	2,941,699
American Funds New World Fund Class 4	14,557,060	267	14,557,327	—	952	14,556,375
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	246,795	—	246,795	—	11	246,784
BlackRock Global Allocation V.I. Fund Class I	3,731,954	53	3,732,007	—	127	3,731,880
BlackRock Global Allocation V.I. Fund Class III	1,119,624,189	—	1,119,624,189	711,041	103,918	1,118,809,230
BlackRock iShares Alternative Strategies V.I. Fund Class I	9,323	—	9,323	—	—	9,323
BlackRock iShares Alternative Strategies V.I. Fund Class III	3,329,021	—	3,329,021	—	245	3,328,776
Catalyst Dividend Capture VA Fund	1,383,686	—	1,383,686	935	100	1,382,651
ClearBridge Variable Aggressive Growth Portfolio Class I	198,297	—	198,297	—	4	198,293
ClearBridge Variable Aggressive Growth Portfolio Class II	19,054,258	—	19,054,258	—	1,244	19,053,014
ClearBridge Variable Mid Cap Portfolio Class I	313,631	—	313,631	—	10	313,621
ClearBridge Variable Mid Cap Portfolio Class II	21,559,186	21,022	21,580,208	—	1,588	21,578,620
Delaware VIP Diversified Income Series Standard Class	4,519,360	227	4,519,587	—	179	4,519,408
Delaware VIP Diversified Income Series Service Class	1,764,344,376	494,406	1,764,838,782	—	154,519	1,764,684,263
Delaware VIP Emerging Markets Series Standard Class	243,313	—	243,313	—	6	243,307
Delaware VIP Emerging Markets Series Service Class	275,805,754	141,470	275,947,224	—	24,647	275,922,577
Delaware VIP High Yield Series Standard Class	5,329,840	—	5,329,840	—	414	5,329,426
Delaware VIP High Yield Series Service Class	140,320,430	—	140,320,430	128,189	13,048	140,179,193
Delaware VIP International Value Equity Series Standard Class	120,832	—	120,832	4	9	120,819
Delaware VIP Limited-Term Diversified Income Series Standard Class	1,115,430	428	1,115,858	—	75	1,115,783
Delaware VIP Limited-Term Diversified Income Series Service Class	1,274,539,276	—	1,274,539,276	261,391	94,202	1,274,183,683
Delaware VIP REIT Series Standard Class	3,461,851	—	3,461,851	2	252	3,461,597

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Delaware VIP REIT Series Service Class	$171,771,104	$451	$171,771,555	$—	$15,005	$171,756,550
Delaware VIP Small Cap Value Series Standard Class	7,337,791	—	7,337,791	—	555	7,337,236
Delaware VIP Small Cap Value Series Service Class	364,699,949	—	364,699,949	352,821	32,723	364,314,405
Delaware VIP Smid Cap Growth Series Standard Class	7,382,394	—	7,382,394	—	566	7,381,828
Delaware VIP Smid Cap Growth Series Service Class	176,895,389	27,875	176,923,264	—	15,703	176,907,561
Delaware VIP U.S. Growth Series Service Class	309,319,932	110,315	309,430,247	—	19,577	309,410,670
Delaware VIP Value Series Standard Class	6,918,767	—	6,918,767	523	521	6,917,723
Delaware VIP Value Series Service Class	314,083,270	—	314,083,270	81,111	28,831	313,973,328
Deutsche Alternative Asset Allocation VIP Portfolio Class A	1,022,713	500	1,023,213	—	57	1,023,156
Deutsche Alternative Asset Allocation VIP Portfolio Class B	53,358,100	—	53,358,100	10,553	4,785	53,342,762
Deutsche Equity 500 Index VIP Portfolio Class A	5,986,299	32	5,986,331	—	536	5,985,795
Deutsche Small Cap Index VIP Portfolio Class A	3,623,418	—	3,623,418	2	312	3,623,104
Eaton Vance VT Floating-Rate Income Fund Initial Class	11,528,205	—	11,528,205	1,692	778	11,525,735
Eaton Vance VT Floating-Rate Income Fund ADV Class	2,228,096	—	2,228,096	—	50	2,228,046
Fidelity VIP Contrafund Portfolio Initial Class	1,341,995	—	1,341,995	—	30	1,341,965
Fidelity VIP Contrafund Portfolio Service Class 2	1,017,210,510	—	1,017,210,510	354,282	90,603	1,016,765,625
Fidelity VIP Growth Portfolio Initial Class	3,956,258	—	3,956,258	5	302	3,955,951
Fidelity VIP Growth Portfolio Service Class 2	161,301,167	58,321	161,359,488	—	14,569	161,344,919
Fidelity VIP Mid Cap Portfolio Initial Class	1,142,449	—	1,142,449	—	27	1,142,422
Fidelity VIP Mid Cap Portfolio Service Class 2	518,939,094	—	518,939,094	392,357	45,327	518,501,410
Fidelity VIP Strategic Income Portfolio Initial Class	458,267	—	458,267	—	10	458,257
Fidelity VIP Strategic Income Portfolio Service Class 2	7,832,245	22,715	7,854,960	—	516	7,854,444
First Trust Dorsey Wright Tactical Core Portfolio Class I	1,929,066	—	1,929,066	771	128	1,928,167
First Trust Multi Income Allocation Portfolio Class I	5,078,506	—	5,078,506	—	369	5,078,137
First Trust Multi Income Allocation Portfolio Class II	49,366	—	49,366	—	2	49,364
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	16,732,258	—	16,732,258	777	1,203	16,730,278
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	6,136	—	6,136	—	—	6,136
Franklin Founding Funds Allocation VIP Fund Class 4	6,182,498	79,995	6,262,493	—	421	6,262,072
Franklin Income VIP Fund Class 1	104,719	—	104,719	—	2	104,717
Franklin Income VIP Fund Class 2	571,592,574	—	571,592,574	195,314	48,536	571,348,724
Franklin Income VIP Fund Class 4	24,945,793	52,545	24,998,338	—	1,644	24,996,694
Franklin Mutual Shares VIP Fund Class 1	637,064	—	637,064	—	14	637,050
Franklin Mutual Shares VIP Fund Class 2	733,544,157	—	733,544,157	516,464	48,797	732,978,896
Franklin Mutual Shares VIP Fund Class 4	5,503,538	—	5,503,538	—	358	5,503,180
Franklin Rising Dividends VIP Fund Class 1	648,712	—	648,712	—	15	648,697

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Franklin Rising Dividends VIP Fund Class 4	$16,010,605	$—	$16,010,605	$102	$1,066	$16,009,437
Franklin Small Cap Value VIP Fund Class 1	382,600	—	382,600	—	9	382,591
Franklin Small Cap Value VIP Fund Class 4	5,964,086	—	5,964,086	24	393	5,963,669
Franklin Small-Mid Cap Growth VIP Fund Class 1	199,817	—	199,817	—	5	199,812
Franklin Small-Mid Cap Growth VIP Fund Class 4	3,236,531	33	3,236,564	—	210	3,236,354
Goldman Sachs VIT Large Cap Value Fund Service Shares	152,840,587	—	152,840,587	123,831	8,105	152,708,651
Goldman Sachs VIT Government Money Market Fund Institutional Shares	1,451,341	—	1,451,341	17,000	45	1,434,296
Goldman Sachs VIT Government Money Market Fund Service Shares	47,466,818	1,215	47,468,033	—	2,953	47,465,080
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	2,561,301	—	2,561,301	—	173	2,561,128
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	56,610	—	56,610	—	2	56,608
Goldman Sachs VIT Strategic Income Fund Advisor Shares	5,058,915	—	5,058,915	—	345	5,058,570
Goldman Sachs VIT Strategic Income Fund Institutional Shares	24,557	—	24,557	—	1	24,556
Guggenheim Long Short Equity Fund	3,383,705	—	3,383,705	—	209	3,383,496
Guggenheim Multi-Hedge Strategies Fund	4,189,891	—	4,189,891	47,188	267	4,142,436
Hartford Capital Appreciation HLS Fund Class IA	81,464	—	81,464	—	2	81,462
Hartford Capital Appreciation HLS Fund Class IC	8,570,201	79,705	8,649,906	—	602	8,649,304
Invesco V.I. American Franchise Fund Series I	2,457,575	—	2,457,575	5	193	2,457,377
Invesco V.I. American Franchise Fund Series II	1,262,161	—	1,262,161	—	119	1,262,042
Invesco V.I. Balanced-Risk Allocation Fund Series I	179,473	—	179,473	—	4	179,469
Invesco V.I. Balanced-Risk Allocation Fund Series II	11,501,368	—	11,501,368	—	773	11,500,595
Invesco V.I. Comstock Fund Series I	127,174	—	127,174	—	3	127,171
Invesco V.I. Comstock Fund Series II	3,609,351	—	3,609,351	—	220	3,609,131
Invesco V.I. Core Equity Fund Series I	6,615,980	—	6,615,980	393	531	6,615,056
Invesco V.I. Core Equity Fund Series II	1,584,588	—	1,584,588	6	140	1,584,442
Invesco V.I. Diversified Dividend Fund Series I	31,900	—	31,900	—	1	31,899
Invesco V.I. Diversified Dividend Fund Series II	16,088,921	—	16,088,921	—	1,034	16,087,887
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	28,708	—	28,708	—	1	28,707
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	15,592,310	32,158	15,624,468	—	1,055	15,623,413
Invesco V.I. Equity and Income Fund Series I	18,139	—	18,139	—	—	18,139
Invesco V.I. Equity and Income Fund Series II	7,540,335	—	7,540,335	—	516	7,539,819
Invesco V.I. International Growth Fund Series I	1,938,017	—	1,938,017	—	142	1,937,875
Invesco V.I. International Growth Fund Series II	31,187,072	56,589	31,243,661	—	2,545	31,241,116
Ivy VIP Asset Strategy Portfolio	8,657,627	—	8,657,627	28,982	571	8,628,074
Ivy VIP Energy Portfolio	7,342,538	10	7,342,548	—	474	7,342,074
Ivy VIP High Income Portfolio	12,679,715	—	12,679,715	1,899	829	12,676,987
Ivy VIP Micro Cap Growth Portfolio	3,081,147	209	3,081,356	—	197	3,081,159
Ivy VIP Mid Cap Growth Portfolio	4,560,169	—	4,560,169	3	289	4,559,877
Ivy VIP Science and Technology Portfolio	11,287,055	—	11,287,055	—	730	11,286,325

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Janus Aspen Balanced Portfolio Service Shares	$13,428,239	$35	$13,428,274	$—	$1,204	$13,427,070
Janus Aspen Enterprise Portfolio Service Shares	6,273,076	—	6,273,076	18	569	6,272,489
Janus Aspen Global Research Portfolio Service Shares	685,389	—	685,389	—	60	685,329
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	3,671,962	—	3,671,962	—	308	3,671,654
JPMorgan Insurance Trust Income Builder Portfolio Class 2	1,178,739	8,749	1,187,488	—	85	1,187,403
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	152,947	—	152,947	—	3	152,944
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	9,354,599	43,130	9,397,729	—	622	9,397,107
Lord Abbett Bond Debenture Portfolio Class VC	14,052,544	13,123	14,065,667	—	868	14,064,799
Lord Abbett Developing Growth Portfolio Class VC	4,270,755	—	4,270,755	—	272	4,270,483
Lord Abbett Fundamental Equity Portfolio Class VC	14,512,377	—	14,512,377	7,160	761	14,504,456
Lord Abbett Short Duration Income Portfolio Class VC	17,300,591	40,025	17,340,616	—	1,118	17,339,498
LVIP American Balanced Allocation Fund Standard Class	5,417,147	91,258	5,508,405	—	344	5,508,061
LVIP American Balanced Allocation Fund Service Class	24,895,014	—	24,895,014	2,002	1,727	24,891,285
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	240,257,558	139,715	240,397,273	—	21,815	240,375,458
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	654,553	—	654,553	—	31	654,522
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	21,917,307	12,685	21,929,992	—	1,815	21,928,177
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	665,862	—	665,862	—	25	665,837
LVIP American Global Growth Allocation Managed Risk Fund Service Class	63,231,481	—	63,231,481	3,751	5,120	63,222,610
LVIP American Global Growth Fund Service Class II	117,172,827	159,447	117,332,274	—	10,720	117,321,554
LVIP American Global Small Capitalization Fund Service Class II	63,484,020	54,486	63,538,506	—	5,672	63,532,834
LVIP American Growth Allocation Fund Standard Class	2,122,441	—	2,122,441	94	97	2,122,250
LVIP American Growth Allocation Fund Service Class	20,198,634	—	20,198,634	10	1,311	20,197,313
LVIP American Growth Fund Service Class II	348,366,767	44,801	348,411,568	—	31,703	348,379,865
LVIP American Growth-Income Fund Service Class II	303,888,568	—	303,888,568	118,580	27,249	303,742,739
LVIP American Income Allocation Fund Standard Class	57,083	—	57,083	—	5	57,078
LVIP American International Fund Service Class II	135,075,895	51,101	135,126,996	—	12,286	135,114,710
LVIP American Preservation Fund Standard Class	118,028	—	118,028	—	9	118,019
LVIP American Preservation Fund Service Class	7,242,411	—	7,242,411	3,950	466	7,237,995

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Baron Growth Opportunities Fund Standard Class	$641,325	$—	$641,325	$—	$15	$641,310
LVIP Baron Growth Opportunities Fund Service Class	151,721,767	—	151,721,767	128,075	13,839	151,579,853
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	374,883	—	374,883	—	13	374,870
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	741,829,798	1,083	741,830,881	—	67,153	741,763,728
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	159,963	—	159,963	—	9	159,954
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	910,871,799	—	910,871,799	306,702	86,014	910,479,083
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	66,565,492	884,656	67,450,148	—	5,918	67,444,230
LVIP BlackRock Inflation Protected Bond Fund Standard Class	846,230	183	846,413	—	34	846,379
LVIP BlackRock Inflation Protected Bond Fund Service Class	748,622,292	247,952	748,870,244	—	67,569	748,802,675
LVIP BlackRock Multi-Asset Income Fund Standard Class	257,194	—	257,194	—	6	257,188
LVIP BlackRock Multi-Asset Income Fund Service Class	6,300,244	—	6,300,244	8	436	6,299,800
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	116,611,838	1,775,496	118,387,334	—	10,944	118,376,390
LVIP Blended Core Equity Managed Volatility Fund Standard Class	70,274	—	70,274	—	4	70,270
LVIP Blended Core Equity Managed Volatility Fund Service Class	214,822,499	36,935	214,859,434	—	19,096	214,840,338
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	2,272,238	—	2,272,238	75	243	2,271,920
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	443,278,846	198,397	443,477,243	—	39,858	443,437,385
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	79,493	—	79,493	—	4	79,489
LVIP Blended Mid Cap Managed Volatility Fund Service Class	441,043,299	128,035	441,171,334	—	39,799	441,131,535
LVIP Clarion Global Real Estate Fund Standard Class	323,600	—	323,600	—	7	323,593
LVIP Clarion Global Real Estate Fund Service Class	98,383,100	38,041	98,421,141	—	8,506	98,412,635
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	82,841,410	52,599	82,894,009	—	7,454	82,886,555
LVIP Delaware Bond Fund Standard Class	84,523,649	1,916	84,525,565	—	7,721	84,517,844
LVIP Delaware Bond Fund Service Class	3,058,987,121	1,222,441	3,060,209,562	—	235,307	3,059,974,255
LVIP Delaware Diversified Floating Rate Fund Standard Class	1,346,801	114	1,346,915	—	79	1,346,836
LVIP Delaware Diversified Floating Rate Fund Service Class	701,128,339	50,506	701,178,845	—	64,847	701,113,998
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	4,422,711	42	4,422,753	—	414	4,422,339
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	13,173,108	94	13,173,202	—	1,261	13,171,941

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Delaware Social Awareness Fund Standard Class	$7,450,941	$—	$7,450,941	$42	$664	$7,450,235
LVIP Delaware Social Awareness Fund Service Class	57,555,676	—	57,555,676	5,264	5,025	57,545,387
LVIP Delaware Special Opportunities Fund Service Class	59,642,623	—	59,642,623	82,160	5,186	59,555,277
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	1,341,000	—	1,341,000	240	49	1,340,711
LVIP Dimensional International Equity Managed Volatility Fund Service Class	255,441,060	—	255,441,060	45,309	22,934	255,372,817
LVIP Dimensional International Core Equity Fund Standard Class	1,499,170	—	1,499,170	—	38	1,499,132
LVIP Dimensional International Core Equity Fund Service Class	10,335,864	—	10,335,864	31,302	870	10,303,692
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	1,576,784	—	1,576,784	—	52	1,576,732
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	52,574,745	63,075	52,637,820	—	4,608	52,633,212
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	1,267,909	—	1,267,909	—	33	1,267,876
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	15,021,563	36,009	15,057,572	—	1,364	15,056,208
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	3,454,714	—	3,454,714	562	117	3,454,035
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	497,607,974	—	497,607,974	158,328	44,696	497,404,950
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	5,441,383	2,382	5,443,765	—	195	5,443,570
LVIP Dimensional/Vanguard Total Bond Fund Service Class	473,509,845	13,977	473,523,822	—	42,276	473,481,546
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	725,507,123	—	725,507,123	155,611	65,430	725,286,082
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	2,126,824	—	2,126,824	—	150	2,126,674
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	10,336	—	10,336	—	—	10,336
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	258,640,052	—	258,640,052	39,843	23,503	258,576,706
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	175,471	—	175,471	—	6	175,465
LVIP Global Conservative Allocation Managed Risk Fund Service Class	1,256,227,080	—	1,256,227,080	599,667	116,043	1,255,511,370
LVIP Global Growth Allocation Managed Risk Fund Standard Class	4,010,518	—	4,010,518	—	149	4,010,369
LVIP Global Growth Allocation Managed Risk Fund Service Class	8,210,133,478	—	8,210,133,478	2,798,755	674,336	8,206,660,387
LVIP Global Income Fund Standard Class	622,206	—	622,206	—	14	622,192
LVIP Global Income Fund Service Class	594,091,646	167,164	594,258,810	—	52,787	594,206,023
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	854,724	—	854,724	—	54	854,670
LVIP Global Moderate Allocation Managed Risk Fund Service Class	6,514,069,390	—	6,514,069,390	1,372,913	539,453	6,512,157,024

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP Goldman Sachs Income Builder Fund Standard Class	$29,223	$—	$29,223	$—	$1	$29,222
LVIP Goldman Sachs Income Builder Fund Service Class	3,924,777	—	3,924,777	—	255	3,924,522
LVIP Government Money Market Fund Standard Class	26,364,157	—	26,364,157	36,163	2,355	26,325,639
LVIP Government Money Market Fund Service Class	221,576,806	—	221,576,806	276,760	19,730	221,280,316
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	252,712,052	31,344	252,743,396	—	22,835	252,720,561
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	73,654	—	73,654	—	5	73,649
LVIP Invesco Select Equity Managed Volatility Fund Service Class	125,959,860	—	125,959,860	29,701	11,164	125,918,995
LVIP JPMorgan High Yield Fund Standard Class	135,350	—	135,350	—	3	135,347
LVIP JPMorgan High Yield Fund Service Class	171,966,591	—	171,966,591	4,737	13,502	171,948,352
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	261,505	—	261,505	485	11	261,009
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	528,709,858	126,050	528,835,908	—	47,472	528,788,436
LVIP Managed Risk Profile 2010 Fund Service Class	5,157,531	—	5,157,531	777	458	5,156,296
LVIP Managed Risk Profile 2020 Fund Service Class	10,365,125	—	10,365,125	209	931	10,363,985
LVIP Managed Risk Profile 2030 Fund Service Class	5,018,431	236	5,018,667	—	472	5,018,195
LVIP Managed Risk Profile 2040 Fund Service Class	3,945,005	—	3,945,005	1,241	350	3,943,414
LVIP MFS International Growth Fund Standard Class	30,784	—	30,784	—	1	30,783
LVIP MFS International Growth Fund Service Class	151,403,140	75,213	151,478,353	—	10,836	151,467,517
LVIP MFS International Equity Managed Volatility Fund Service Class	198,232,772	38,316	198,271,088	—	18,185	198,252,903
LVIP MFS Value Fund Standard Class	48,536	—	48,536	—	1	48,535
LVIP MFS Value Fund Service Class	876,018,541	—	876,018,541	243,851	57,479	875,717,211
LVIP Mondrian International Value Fund Standard Class	11,559,271	33	11,559,304	—	1,067	11,558,237
LVIP Mondrian International Value Fund Service Class	272,447,224	2,777	272,450,001	—	20,600	272,429,401
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	183,429	—	183,429	—	9	183,420
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	27,559,185	5,142	27,564,327	—	2,519	27,561,808
LVIP PIMCO Low Duration Bond Fund Standard Class	4,330,076	—	4,330,076	—	147	4,329,929
LVIP PIMCO Low Duration Bond Fund Service Class	354,668,940	267,263	354,936,203	—	31,711	354,904,492
LVIP Select Core Equity Managed Volatility Fund Standard Class	205,856	—	205,856	—	9	205,847
LVIP Select Core Equity Managed Volatility Fund Service Class	416,630,908	—	416,630,908	229,935	38,579	416,362,394
LVIP SSGA Bond Index Fund Standard Class	1,137,654	—	1,137,654	—	43	1,137,611

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA Bond Index Fund Service Class	$973,191,829	$185,461	$973,377,290	$—	$89,268	$973,288,022
LVIP SSGA Conservative Index Allocation Fund Service Class	68,765,577	33,561	68,799,138	—	6,153	68,792,985
LVIP SSGA Conservative Structured Allocation Fund Standard Class	588,258	—	588,258	—	14	588,244
LVIP SSGA Conservative Structured Allocation Fund Service Class	185,531,166	—	185,531,166	39,784	16,030	185,475,352
LVIP SSGA Developed International 150 Fund Standard Class	410,702	—	410,702	—	18	410,684
LVIP SSGA Developed International 150 Fund Service Class	136,871,234	—	136,871,234	37,073	12,456	136,821,705
LVIP SSGA Emerging Markets 100 Fund Standard Class	613,441	150	613,591	—	24	613,567
LVIP SSGA Emerging Markets 100 Fund Service Class	161,984,834	7,606	161,992,440	—	14,623	161,977,817
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	541,588	—	541,588	—	20	541,568
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	837,992,237	—	837,992,237	350,757	77,247	837,564,233
LVIP SSGA International Index Fund Standard Class	883,671	624	884,295	—	32	884,263
LVIP SSGA International Index Fund Service Class	258,374,162	16,977	258,391,139	—	23,328	258,367,811
LVIP SSGA International Managed Volatility Fund Standard Class	143,466	472	143,938	—	12	143,926
LVIP SSGA International Managed Volatility Fund Service Class	335,768,426	175,143	335,943,569	—	30,370	335,913,199
LVIP SSGA Large Cap 100 Fund Standard Class	2,269,988	—	2,269,988	1,249	122	2,268,617
LVIP SSGA Large Cap 100 Fund Service Class	307,205,635	—	307,205,635	202,899	28,311	306,974,425
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	33,291	—	33,291	—	2	33,289
LVIP SSGA Large Cap Managed Volatility Fund Service Class	264,510,461	12,548	264,523,009	—	23,966	264,499,043
LVIP SSGA Moderate Index Allocation Fund Service Class	202,104,135	—	202,104,135	105,763	18,077	201,980,295
LVIP SSGA Moderate Structured Allocation Fund Standard Class	184,452	—	184,452	—	4	184,448
LVIP SSGA Moderate Structured Allocation Fund Service Class	766,110,954	—	766,110,954	383,173	68,360	765,659,421
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	164,624,406	—	164,624,406	75,296	14,709	164,534,401
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	643,916	—	643,916	—	14	643,902
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	416,650,615	—	416,650,615	3,436	37,878	416,609,301
LVIP SSGA S&P 500 Index Fund Standard Class	38,554,290	—	38,554,290	1,050	2,778	38,550,462
LVIP SSGA S&P 500 Index Fund Service Class	912,090,578	—	912,090,578	422,111	82,430	911,586,037
LVIP SSGA Small-Cap Index Fund Standard Class	3,134,208	—	3,134,208	1,976	123	3,132,109
LVIP SSGA Small-Cap Index Fund Service Class	275,477,296	—	275,477,296	548,299	24,673	274,904,324
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	133,715	—	133,715	—	6	133,709
See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	$268,413,455	$53,261	$268,466,716	$—	$24,679	$268,442,037
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	2,179,415	—	2,179,415	1,086	114	2,178,215
LVIP SSGA Small-Mid Cap 200 Fund Service Class	132,478,785	—	132,478,785	81,854	12,007	132,384,924
LVIP T. Rowe Price Growth Stock Fund Standard Class	684,512	—	684,512	—	15	684,497
LVIP T. Rowe Price Growth Stock Fund Service Class	233,888,168	68,748	233,956,916	—	20,633	233,936,283
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	2,922,412	35	2,922,447	—	280	2,922,167
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	116,824,342	14,230	116,838,572	—	10,319	116,828,253
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	33,485	—	33,485	—	1	33,484
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	584,254,189	203,989	584,458,178	—	47,015	584,411,163
LVIP Vanguard Domestic Equity ETF Fund Standard Class	615,650	—	615,650	—	34	615,616
LVIP Vanguard Domestic Equity ETF Fund Service Class	135,839,839	—	135,839,839	76,175	11,638	135,752,026
LVIP Vanguard International Equity ETF Fund Standard Class	718,906	—	718,906	—	32	718,874
LVIP Vanguard International Equity ETF Fund Service Class	75,708,903	45,850	75,754,753	—	6,402	75,748,351
LVIP Wellington Capital Growth Fund Service Class	293,680,507	106,147	293,786,654	—	17,104	293,769,550
LVIP Wellington Mid-Cap Value Fund Standard Class	253,406	—	253,406	—	6	253,400
LVIP Wellington Mid-Cap Value Fund Service Class	85,510,372	—	85,510,372	93,895	7,413	85,409,064
MFS VIT Growth Series Initial Class	3,181,142	—	3,181,142	—	243	3,180,899
MFS VIT Growth Series Service Class	79,208,402	10,937	79,219,339	—	6,057	79,213,282
MFS VIT Total Return Series Initial Class	7,576,327	—	7,576,327	372	595	7,575,360
MFS VIT Total Return Series Service Class	30,176,277	61,528	30,237,805	—	2,623	30,235,182
MFS VIT Utilities Series Initial Class	7,255,273	—	7,255,273	14	557	7,254,702
MFS VIT Utilities Series Service Class	195,476,411	—	195,476,411	86,281	16,957	195,373,173
MFS VIT II Core Equity Portfolio Service Class	2,204,919	—	2,204,919	23	201	2,204,695
MFS VIT II International Value Series Initial Class	323,811	—	323,811	—	7	323,804
MFS VIT II International Value Series Service Class	17,397,539	26,402	17,423,941	—	1,133	17,422,808
Morgan Stanley UIF Growth Portfolio Class II	1,581,301	—	1,581,301	—	81	1,581,220
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	28,201,257	—	28,201,257	356	2,613	28,198,288
Oppenheimer Global Fund/VA Service Shares	7,763,708	322	7,764,030	—	411	7,763,619
Oppenheimer International Growth Fund/VA Non-Service Shares	532,832	—	532,832	—	13	532,819
Oppenheimer International Growth Fund/VA Service Shares	8,511,604	231	8,511,835	—	548	8,511,287
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	480,841	—	480,841	—	11	480,830

See accompanying notes.

Lincoln Life Variable Annuity Account N

Statements of assets and liabilities (continued)

December 31, 2016

Subaccount	Investments	Contract Purchases Due From The Lincoln National Life Insurance Company	Total Assets	Contract Redemptions Due To The Lincoln National Life Insurance Company	Mortality & Expense Guarantee Charges Payable To The Lincoln National Life Insurance Company	Net Assets
Oppenheimer Main Street Small Cap Fund/VA Service Shares	$7,956,717	$95,848	$8,052,565	$—	$538	$8,052,027
PIMCO VIT All Asset All Authority Portfolio Advisor Class	1,712,984	—	1,712,984	—	127	1,712,857
PIMCO VIT All Asset All Authority Portfolio Institutional Class	98,217	—	98,217	—	2	98,215
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	12,902,695	—	12,902,695	792	1,029	12,900,874
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	30,338	—	30,338	—	1	30,337
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,926,698	24,500	2,951,198	—	190	2,951,008
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	23,566	—	23,566	—	1	23,565
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	3,522,330	—	3,522,330	—	245	3,522,085
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	33,326	—	33,326	—	1	33,325
Putnam VT Absolute Return 500 Fund Class IB	2,178,060	—	2,178,060	—	143	2,177,917
Putnam VT Global Health Care Fund Class IA	19,211	—	19,211	—	—	19,211
Putnam VT Global Health Care Fund Class IB	8,167,321	2	8,167,323	—	607	8,166,716
Putnam VT Growth & Income Fund Class IB	1,221,023	—	1,221,023	92	111	1,220,820
Putnam VT Income Fund Class IB	4,025,949	8,749	4,034,698	—	265	4,034,433
SIPT VP Market Growth Strategy Fund Class III	1,760,083	—	1,760,083	—	132	1,759,951
SIPT VP Market Plus Strategy Fund Class III	1,787,003	—	1,787,003	—	116	1,786,887
Templeton Foreign VIP Fund Class 1	20,789	—	20,789	—	—	20,789
Templeton Foreign VIP Fund Class 4	2,517,569	65,811	2,583,380	—	168	2,583,212
Templeton Global Bond VIP Fund Class 1	1,539,363	—	1,539,363	—	36	1,539,327
Templeton Global Bond VIP Fund Class 2	354,903,793	—	354,903,793	144,806	30,843	354,728,144
Templeton Global Bond VIP Fund Class 4	17,955,277	—	17,955,277	—	1,210	17,954,067
Templeton Growth VIP Fund Class 2	29,595,043	—	29,595,043	4,864	2,741	29,587,438
UIF Global Infrastructure Portfolio Class I	75,484	—	75,484	—	2	75,482
UIF Global Infrastructure Portfolio Class II	5,917,174	—	5,917,174	—	390	5,916,784
VanEck VIP Global Hard Assets Fund Class S Shares	3,036,171	—	3,036,171	—	184	3,035,987
VanEck VIP Global Hard Assets Fund Initial Class Shares	299,099	—	299,099	—	7	299,092
Virtus Equity Trend Series Class A	1,188,608	—	1,188,608	—	82	1,188,526
Virtus Multi-Sector Fixed Income Series Class A	10,367,290	14,000	10,381,290	—	736	10,380,554
Virtus Multi-Sector Fixed Income Series Class I	13,293	—	13,293	—	—	13,293

See accompanying notes.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Lincoln Life Variable Annuity Account N

Statements of operations

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio Class B	$—	$(435,126)	$(435,126)	$726,942
AB VPS International Value Portfolio Class B	31	(67)	(36)	(94)
AB VPS Large Cap Growth Portfolio Class B	—	(155,836)	(155,836)	517,578
AB VPS Small/Mid Cap Value Portfolio Class A	1,834	(928)	906	110
AB VPS Small/Mid Cap Value Portfolio Class B	601,365	(2,759,860)	(2,158,495)	(146,934)
Alps|Alerian Energy Infrastructure Portfolio Class I	5,165	(923)	4,242	(5,839)
Alps|Alerian Energy Infrastructure Portfolio Class III	104,115	(46,618)	57,497	(111,399)
Alps|Red Rocks Listed Private Equity Portfolio Class I	1,421	(130)	1,291	4,615
Alps|Red Rocks Listed Private Equity Portfolio Class III	37,943	(56,415)	(18,472)	(8,737)
Alps|Stadion Tactical Defensive Portfolio Class I	—	(69)	(69)	(1)
Alps|Stadion Tactical Defensive Portfolio Class III	—	(60,448)	(60,448)	(67,388)
Alps|Stadion Tactical Growth Portfolio Class III	9,603	(32,103)	(22,500)	16,567
American Century VP Balanced Fund Class II	77,880	(85,175)	(7,295)	14,225
American Century VP Inflation Protection Fund Class II	522	(403)	119	1,459
American Funds Asset Allocation Fund Class 1	217,135	(44,421)	172,714	8,865
American Funds Asset Allocation Fund Class 4	1,118,822	(794,406)	324,416	(65,950)
American Funds Blue Chip Income and Growth Fund Class 1	68,856	(22,442)	46,414	13,475
American Funds Blue Chip Income and Growth Fund Class 4	344,609	(175,451)	169,158	(175,400)
American Funds Bond Fund Class 1	69,666	(23,376)	46,290	6,346
American Funds Capital Income Builder Fund Class 1	22,001	(2,886)	19,115	(404)
American Funds Capital Income Builder Fund Class 4	632,897	(244,549)	388,348	(59,532)
American Funds Global Balanced Fund Class 1	8,319	(2,303)	6,016	(442)
American Funds Global Bond Fund Class 1	17,518	(17,389)	129	(5,633)
American Funds Global Growth Fund Class 1	24,441	(13,934)	10,507	(14,088)
American Funds Global Growth Fund Class 2	2,540,108	(4,335,379)	(1,795,271)	2,639,432
American Funds Global Growth Fund Class 4	113,739	(182,539)	(68,800)	(563,286)
American Funds Global Growth and Income Fund Class 1	27,777	(8,672)	19,105	198
American Funds Global Small Capitalization Fund Class 1	5,294	(6,245)	(951)	(31,657)
American Funds Global Small Capitalization Fund Class 2	940,189	(4,897,118)	(3,956,929)	1,209,283
American Funds Global Small Capitalization Fund Class 4	5,136	(55,805)	(50,669)	(466,000)
American Funds Growth Fund Class 1	77,688	(52,015)	25,673	(56,420)
American Funds Growth Fund Class 2	10,374,389	(22,261,108)	(11,886,719)	26,399,144
American Funds Growth Fund Class 4	265,038	(470,823)	(205,785)	(651,299)
American Funds Growth-Income Fund Class 1	66,713	(24,451)	42,262	(20,020)
American Funds Growth-Income Fund Class 2	26,537,615	(26,466,459)	71,156	34,312,583
American Funds Growth-Income Fund Class 4	408,757	(337,605)	71,152	(472,452)
American Funds High-Income Bond Fund Class 1	75,821	(9,439)	66,382	(6,787)
American Funds International Fund Class 1	56,716	(20,696)	36,020	(106,483)
American Funds International Fund Class 2	8,743,405	(9,183,944)	(440,539)	(3,383,950)
American Funds International Fund Class 4	184,431	(155,245)	29,186	(444,668)
American Funds International Growth and Income Fund Class 1	40,268	(12,160)	28,108	(31,876)
American Funds Managed Risk Asset Allocation Fund Class P1	18,237	(8,745)	9,492	400
American Funds Managed Risk Asset Allocation Fund Class P2	653,941	(727,610)	(73,669)	(20,544)
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	2,630	(1,511)	1,119	(223)
American Funds Managed Risk Growth Fund Class P1	530	(804)	(274)	(20)
American Funds Managed Risk Growth-Income Fund Class P1	348	(338)	10	(164)
American Funds Managed Risk International Fund Class P1	646	(450)	196	(2,097)
American Funds Mortgage Fund Class 1	6,675	(2,998)	3,677	646
American Funds Mortgage Fund Class 4	61,359	(57,111)	4,248	(1,445)
American Funds New World Fund Class 1	27,938	(17,671)	10,267	(25,783)
American Funds New World Fund Class 4	88,650	(148,515)	(59,865)	(157,667)
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	3,904	(1,755)	2,149	31
BlackRock Global Allocation V.I. Fund Class I	51,327	(21,655)	29,672	(27,949)
BlackRock Global Allocation V.I. Fund Class III	13,753,716	(19,586,260)	(5,832,544)	(15,456,759)
BlackRock iShares Alternative Strategies V.I. Fund Class I	254	(29)	225	42
BlackRock iShares Alternative Strategies V.I. Fund Class III	85,968	(22,087)	63,881	6,520
Catalyst Dividend Capture VA Fund	63,053	(17,486)	45,567	25,062

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio Class B	$—	$726,942	$(987,705)	$(695,889)
AB VPS International Value Portfolio Class B	—	(94)	76	(54)
AB VPS Large Cap Growth Portfolio Class B	1,150,825	1,668,403	(1,468,362)	44,205
AB VPS Small/Mid Cap Value Portfolio Class A	17,231	17,341	42,896	61,143
AB VPS Small/Mid Cap Value Portfolio Class B	9,887,688	9,740,754	28,671,115	36,253,374
Alps|Alerian Energy Infrastructure Portfolio Class I	—	(5,839)	74,404	72,807
Alps|Alerian Energy Infrastructure Portfolio Class III	—	(111,399)	1,352,299	1,298,397
Alps|Red Rocks Listed Private Equity Portfolio Class I	8	4,623	635	6,549
Alps|Red Rocks Listed Private Equity Portfolio Class III	1,532	(7,205)	342,341	316,664
Alps|Stadion Tactical Defensive Portfolio Class I	—	(1)	2,147	2,077
Alps|Stadion Tactical Defensive Portfolio Class III	—	(67,388)	530,717	402,881
Alps|Stadion Tactical Growth Portfolio Class III	—	16,567	277,441	271,508
American Century VP Balanced Fund Class II	—	14,225	127,163	134,093
American Century VP Inflation Protection Fund Class II	216	1,675	(822)	972
American Funds Asset Allocation Fund Class 1	105,631	114,496	272,027	559,237
American Funds Asset Allocation Fund Class 4	1,525,386	1,459,436	3,393,432	5,177,284
American Funds Blue Chip Income and Growth Fund Class 1	214,489	227,964	189,451	463,829
American Funds Blue Chip Income and Growth Fund Class 4	1,177,589	1,002,189	1,131,917	2,303,264
American Funds Bond Fund Class 1	12,786	19,132	(19,263)	46,159
American Funds Capital Income Builder Fund Class 1	—	(404)	388	19,099
American Funds Capital Income Builder Fund Class 4	—	(59,532)	(45,315)	283,501
American Funds Global Balanced Fund Class 1	—	(442)	5,547	11,121
American Funds Global Bond Fund Class 1	3,575	(2,058)	16,695	14,766
American Funds Global Growth Fund Class 1	161,894	147,806	(156,035)	2,278
American Funds Global Growth Fund Class 2	24,228,494	26,867,926	(27,554,781)	(2,482,126)
American Funds Global Growth Fund Class 4	1,306,383	743,097	(637,593)	36,704
American Funds Global Growth and Income Fund Class 1	—	198	40,014	59,317
American Funds Global Small Capitalization Fund Class 1	128,169	96,512	(91,148)	4,413
American Funds Global Small Capitalization Fund Class 2	72,800,504	74,009,787	(66,130,924)	3,921,934
American Funds Global Small Capitalization Fund Class 4	897,917	431,917	(330,643)	50,605
American Funds Growth Fund Class 1	606,208	549,788	106,879	682,340
American Funds Growth Fund Class 2	123,645,773	150,044,917	(36,919,070)	101,239,128
American Funds Growth Fund Class 4	3,339,769	2,688,470	1,194,351	3,677,036
American Funds Growth-Income Fund Class 1	372,030	352,010	(9,690)	384,582
American Funds Growth-Income Fund Class 2	203,394,271	237,706,854	(63,111,936)	174,666,074
American Funds Growth-Income Fund Class 4	2,994,221	2,521,769	283,030	2,875,951
American Funds High-Income Bond Fund Class 1	—	(6,787)	105,922	165,517
American Funds International Fund Class 1	270,641	164,158	(101,046)	99,132
American Funds International Fund Class 2	55,413,312	52,029,362	(36,975,243)	14,613,580
American Funds International Fund Class 4	1,057,155	612,487	(329,687)	311,986
American Funds International Growth and Income Fund Class 1	6,248	(25,628)	12,147	14,627
American Funds Managed Risk Asset Allocation Fund Class P1	34,408	34,808	33,910	78,210
American Funds Managed Risk Asset Allocation Fund Class P2	1,434,984	1,414,440	1,784,799	3,125,570
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	4,543	4,320	13,487	18,926
American Funds Managed Risk Growth Fund Class P1	10,047	10,027	(1,503)	8,250
American Funds Managed Risk Growth-Income Fund Class P1	1,477	1,313	(132)	1,191
American Funds Managed Risk International Fund Class P1	1,231	(866)	(499)	(1,169)
American Funds Mortgage Fund Class 1	2,829	3,475	(4,268)	2,884
American Funds Mortgage Fund Class 4	49,110	47,665	(10,209)	41,704
American Funds New World Fund Class 1	—	(25,783)	133,624	118,108
American Funds New World Fund Class 4	—	(157,667)	761,479	543,947
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	4,546	4,577	(6,608)	118
BlackRock Global Allocation V.I. Fund Class I	—	(27,949)	143,258	144,981
BlackRock Global Allocation V.I. Fund Class III	—	(15,456,759)	43,547,748	22,258,445
BlackRock iShares Alternative Strategies V.I. Fund Class I	—	42	(52)	215
BlackRock iShares Alternative Strategies V.I. Fund Class III	—	6,520	(142,572)	(72,171)
Catalyst Dividend Capture VA Fund	—	25,062	(4,776)	65,853

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
ClearBridge Variable Aggressive Growth Portfolio Class I	$1,274	$(761)	$513	$(2,040)
ClearBridge Variable Aggressive Growth Portfolio Class II	76,527	(208,783)	(132,256)	(620,895)
ClearBridge Variable Mid Cap Portfolio Class I	2,153	(1,118)	1,035	(3,097)
ClearBridge Variable Mid Cap Portfolio Class II	74,422	(250,293)	(175,871)	(386,794)
Delaware VIP Diversified Income Series Standard Class	114,478	(29,027)	85,451	(12,534)
Delaware VIP Diversified Income Series Service Class	53,914,507	(27,939,732)	25,974,775	(4,380,391)
Delaware VIP Emerging Markets Series Standard Class	153	(535)	(382)	141
Delaware VIP Emerging Markets Series Service Class	2,357,250	(4,528,096)	(2,170,846)	(6,577,332)
Delaware VIP High Yield Series Standard Class	390,588	(74,793)	315,795	(46,020)
Delaware VIP High Yield Series Service Class	9,868,063	(2,399,578)	7,468,485	(4,983,001)
Delaware VIP International Value Equity Series Standard Class	2,432	(1,858)	574	(6,609)
Delaware VIP Limited-Term Diversified Income Series Standard Class	18,199	(13,518)	4,681	113
Delaware VIP Limited-Term Diversified Income Series Service Class	18,398,561	(17,686,912)	711,649	(1,519,352)
Delaware VIP REIT Series Standard Class	63,392	(54,632)	8,760	193,187
Delaware VIP REIT Series Service Class	1,709,604	(2,731,396)	(1,021,792)	5,007,655
Delaware VIP Small Cap Value Series Standard Class	64,050	(90,768)	(26,718)	211,564
Delaware VIP Small Cap Value Series Service Class	2,346,463	(5,230,915)	(2,884,452)	3,735,185
Delaware VIP Smid Cap Growth Series Standard Class	18,037	(105,548)	(87,511)	180,161
Delaware VIP Smid Cap Growth Series Service Class	—	(2,779,557)	(2,779,557)	584,525
Delaware VIP U.S. Growth Series Service Class	1,323,927	(3,705,849)	(2,381,922)	(1,200,205)
Delaware VIP Value Series Standard Class	122,866	(90,032)	32,834	202,349
Delaware VIP Value Series Service Class	4,847,214	(4,793,634)	53,580	8,949,444
Deutsche Alternative Asset Allocation VIP Portfolio Class A	21,338	(9,893)	11,445	(6,755)
Deutsche Alternative Asset Allocation VIP Portfolio Class B	1,060,289	(890,099)	170,190	(516,731)
Deutsche Equity 500 Index VIP Portfolio Class A	126,397	(98,083)	28,314	239,683
Deutsche Small Cap Index VIP Portfolio Class A	37,635	(52,819)	(15,184)	76,030
Eaton Vance VT Floating-Rate Income Fund Initial Class	288,251	(101,036)	187,215	(32,294)
Eaton Vance VT Floating-Rate Income Fund ADV Class	79,674	(8,791)	70,883	(1,238)
Fidelity VIP Contrafund Portfolio Initial Class	6,395	(2,530)	3,865	(268)
Fidelity VIP Contrafund Portfolio Service Class 2	6,128,418	(16,326,471)	(10,198,053)	20,358,192
Fidelity VIP Equity-Income Portfolio Service Class 2	—	(2)	(2)	76
Fidelity VIP Growth Portfolio Initial Class	1,564	(63,921)	(62,357)	283,062
Fidelity VIP Growth Portfolio Service Class 2	—	(2,671,246)	(2,671,246)	4,058,622
Fidelity VIP Mid Cap Portfolio Initial Class	4,612	(3,468)	1,144	(13,722)
Fidelity VIP Mid Cap Portfolio Service Class 2	1,559,675	(7,980,008)	(6,420,333)	(503,109)
Fidelity VIP Overseas Portfolio Service Class 2	—	(5)	(5)	315
Fidelity VIP Strategic Income Portfolio Initial Class	16,174	(1,115)	15,059	76
Fidelity VIP Strategic Income Portfolio Service Class 2	263,219	(60,083)	203,136	15,727
First Trust Dorsey Wright Tactical Core Portfolio Class I	18,830	(18,203)	627	68,640
First Trust Multi Income Allocation Portfolio Class I	100,517	(53,456)	47,061	4,191
First Trust Multi Income Allocation Portfolio Class II	715	(35)	680	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	141,837	(166,358)	(24,521)	26,007
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	72	(23)	49	(37)
Franklin Founding Funds Allocation VIP Fund Class 4	181,388	(60,903)	120,485	(37,124)
Franklin Income VIP Fund Class 1	3,826	(310)	3,516	12
Franklin Income VIP Fund Class 2	27,307,994	(8,558,227)	18,749,767	(3,693,202)
Franklin Income VIP Fund Class 4	960,690	(248,236)	712,454	(182,465)
Franklin Mutual Shares VIP Fund Class 1	12,379	(1,533)	10,846	(3,340)
Franklin Mutual Shares VIP Fund Class 2	14,255,036	(8,695,709)	5,559,327	14,294,858
Franklin Mutual Shares VIP Fund Class 4	78,246	(49,802)	28,444	(72,198)
Franklin Rising Dividends VIP Fund Class 1	7,308	(1,974)	5,334	(2,331)
Franklin Rising Dividends VIP Fund Class 4	141,044	(139,376)	1,668	(151,860)
Franklin Small Cap Value VIP Fund Class 1	3,268	(1,269)	1,999	(759)
Franklin Small Cap Value VIP Fund Class 4	22,158	(43,329)	(21,171)	(38,871)
Franklin Small-Mid Cap Growth VIP Fund Class 1	—	(268)	(268)	(36)
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	(31)	(31)	728
Franklin Small-Mid Cap Growth VIP Fund Class 4	—	(28,631)	(28,631)	(115,559)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
ClearBridge Variable Aggressive Growth Portfolio Class I	$10,248	$8,208	$(6,504)	$2,217
ClearBridge Variable Aggressive Growth Portfolio Class II	985,001	364,106	(218,229)	13,621
ClearBridge Variable Mid Cap Portfolio Class I	6,234	3,137	11,770	15,942
ClearBridge Variable Mid Cap Portfolio Class II	483,398	96,604	1,704,246	1,624,979
Delaware VIP Diversified Income Series Standard Class	—	(12,534)	10,210	83,127
Delaware VIP Diversified Income Series Service Class	—	(4,380,391)	4,597,903	26,192,287
Delaware VIP Emerging Markets Series Standard Class	305	446	21,520	21,584
Delaware VIP Emerging Markets Series Service Class	6,198,085	(379,247)	34,790,778	32,240,685
Delaware VIP High Yield Series Standard Class	—	(46,020)	351,383	621,158
Delaware VIP High Yield Series Service Class	—	(4,983,001)	12,216,340	14,701,824
Delaware VIP International Value Equity Series Standard Class	—	(6,609)	9,239	3,204
Delaware VIP Limited-Term Diversified Income Series Standard Class	—	113	4,588	9,382
Delaware VIP Limited-Term Diversified Income Series Service Class	—	(1,519,352)	5,812,521	5,004,818
Delaware VIP REIT Series Standard Class	303,854	497,041	(330,342)	175,459
Delaware VIP REIT Series Service Class	10,085,653	15,093,308	(8,247,035)	5,824,481
Delaware VIP Small Cap Value Series Standard Class	590,198	801,762	968,184	1,743,228
Delaware VIP Small Cap Value Series Service Class	29,214,359	32,949,544	54,875,203	84,940,295
Delaware VIP Smid Cap Growth Series Standard Class	998,970	1,179,131	(613,493)	478,127
Delaware VIP Smid Cap Growth Series Service Class	22,749,804	23,334,329	(10,147,871)	10,406,901
Delaware VIP U.S. Growth Series Service Class	95,004,995	93,804,790	(113,936,702)	(22,513,834)
Delaware VIP Value Series Standard Class	564,020	766,369	(11,890)	787,313
Delaware VIP Value Series Service Class	25,338,134	34,287,578	(745,188)	33,595,970
Deutsche Alternative Asset Allocation VIP Portfolio Class A	—	(6,755)	34,645	39,335
Deutsche Alternative Asset Allocation VIP Portfolio Class B	—	(516,731)	2,053,463	1,706,922
Deutsche Equity 500 Index VIP Portfolio Class A	471,416	711,099	(181,894)	557,519
Deutsche Small Cap Index VIP Portfolio Class A	261,297	337,327	281,228	603,371
Eaton Vance VT Floating-Rate Income Fund Initial Class	—	(32,294)	453,016	607,937
Eaton Vance VT Floating-Rate Income Fund ADV Class	—	(1,238)	110,400	180,045
Fidelity VIP Contrafund Portfolio Initial Class	25,061	24,793	24,501	53,159
Fidelity VIP Contrafund Portfolio Service Class 2	82,195,629	102,553,821	(33,661,114)	58,694,654
Fidelity VIP Equity-Income Portfolio Service Class 2	—	76	—	74
Fidelity VIP Growth Portfolio Initial Class	472,911	755,973	(752,822)	(59,206)
Fidelity VIP Growth Portfolio Service Class 2	15,457,399	19,516,021	(18,692,405)	(1,847,630)
Fidelity VIP Mid Cap Portfolio Initial Class	39,090	25,368	68,771	95,283
Fidelity VIP Mid Cap Portfolio Service Class 2	31,360,201	30,857,092	25,293,200	49,729,959
Fidelity VIP Overseas Portfolio Service Class 2	—	315	—	310
Fidelity VIP Strategic Income Portfolio Initial Class	—	76	199	15,334
Fidelity VIP Strategic Income Portfolio Service Class 2	—	15,727	19,637	238,500
First Trust Dorsey Wright Tactical Core Portfolio Class I	18,492	87,132	10,575	98,334
First Trust Multi Income Allocation Portfolio Class I	—	4,191	232,091	283,343
First Trust Multi Income Allocation Portfolio Class II	—	—	189	869
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	354,201	380,208	851,337	1,207,024
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	158	121	443	613
Franklin Founding Funds Allocation VIP Fund Class 4	159,641	122,517	362,254	605,256
Franklin Income VIP Fund Class 1	—	12	7,138	10,666
Franklin Income VIP Fund Class 2	—	(3,693,202)	48,871,536	63,928,101
Franklin Income VIP Fund Class 4	—	(182,465)	2,037,405	2,567,394
Franklin Mutual Shares VIP Fund Class 1	44,757	41,417	24,069	76,332
Franklin Mutual Shares VIP Fund Class 2	58,724,170	73,019,028	20,827,938	99,406,293
Franklin Mutual Shares VIP Fund Class 4	348,514	276,316	319,623	624,383
Franklin Rising Dividends VIP Fund Class 1	53,125	50,794	13,345	69,473
Franklin Rising Dividends VIP Fund Class 4	1,248,582	1,096,722	350,516	1,448,906
Franklin Small Cap Value VIP Fund Class 1	45,264	44,505	38,357	84,861
Franklin Small Cap Value VIP Fund Class 4	469,942	431,071	582,656	992,556
Franklin Small-Mid Cap Growth VIP Fund Class 1	5,101	5,065	(2,447)	2,350
Franklin Small-Mid Cap Growth VIP Fund Class 2	—	728	62	759
Franklin Small-Mid Cap Growth VIP Fund Class 4	252,358	136,799	(28,089)	80,079

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Goldman Sachs VIT Large Cap Value Fund Service Shares	$2,791,057	$(1,457,380)	$1,333,677	$(771,076)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	2,142	(3,652)	(1,510)	—
Goldman Sachs VIT Government Money Market Fund Service Shares	17,360	(492,514)	(475,154)	—
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	18,234	(28,607)	(10,373)	(74,469)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	601	(130)	471	(790)
Goldman Sachs VIT Strategic Income Fund Advisor Shares	97,719	(57,065)	40,654	(43,287)
Goldman Sachs VIT Strategic Income Fund Institutional Shares	267	(24)	243	—
Guggenheim Long Short Equity Fund	—	(36,850)	(36,850)	(36,424)
Guggenheim Multi-Hedge Strategies Fund	3,495	(45,963)	(42,468)	(3,255)
Hartford Capital Appreciation HLS Fund Class IA	898	(312)	586	(633)
Hartford Capital Appreciation HLS Fund Class IC	58,153	(89,368)	(31,215)	(227,956)
Invesco V.I. American Franchise Fund Series I	—	(34,655)	(34,655)	68,014
Invesco V.I. American Franchise Fund Series II	—	(21,764)	(21,764)	29,610
Invesco V.I. Balanced-Risk Allocation Fund Series I	756	(740)	16	(3,935)
Invesco V.I. Balanced-Risk Allocation Fund Series II	17,189	(101,512)	(84,323)	(65,987)
Invesco V.I. Comstock Fund Series I	1,828	(376)	1,452	15
Invesco V.I. Comstock Fund Series II	37,580	(29,048)	8,532	(22,789)
Invesco V.I. Core Equity Fund Series I	51,965	(99,784)	(47,819)	218,735
Invesco V.I. Core Equity Fund Series II	7,956	(26,246)	(18,290)	67,769
Invesco V.I. Diversified Dividend Fund Series I	395	(176)	219	2,434
Invesco V.I. Diversified Dividend Fund Series II	166,405	(136,438)	29,967	97,560
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	195	(79)	116	(193)
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	52,139	(143,983)	(91,844)	(284,453)
Invesco V.I. Equity and Income Fund Series I	—	(10)	(10)	1
Invesco V.I. Equity and Income Fund Series II	97,183	(70,003)	27,180	(63,490)
Invesco V.I. International Growth Fund Series I	27,872	(27,953)	(81)	98,149
Invesco V.I. International Growth Fund Series II	352,360	(425,124)	(72,764)	(177,330)
Ivy VIP Asset Strategy Portfolio	56,402	(112,702)	(56,300)	(607,853)
Ivy VIP Energy Portfolio	6,693	(64,065)	(57,372)	(37,715)
Ivy VIP High Income Portfolio	690,437	(120,655)	569,782	(130,528)
Ivy VIP Micro Cap Growth Portfolio	—	(23,149)	(23,149)	(67,620)
Ivy VIP Mid Cap Growth Portfolio	—	(44,435)	(44,435)	(93,304)
Ivy VIP Science and Technology Portfolio	—	(120,069)	(120,069)	(425,498)
Janus Aspen Balanced Portfolio Service Shares	262,465	(219,083)	43,382	247,348
Janus Aspen Enterprise Portfolio Service Shares	1,487	(96,834)	(95,347)	190,494
Janus Aspen Global Research Portfolio Service Shares	6,844	(11,528)	(4,684)	26,858
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	101,586	(45,728)	55,858	5,749
JPMorgan Insurance Trust Income Builder Portfolio Class 2	35,336	(10,933)	24,403	3,511
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	501	(417)	84	(356)
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	38,693	(84,895)	(46,202)	(101,047)
Lord Abbett Bond Debenture Portfolio Class VC	616,407	(114,898)	501,509	(12,548)
Lord Abbett Developing Growth Portfolio Class VC	—	(45,375)	(45,375)	(153,955)
Lord Abbett Fundamental Equity Portfolio Class VC	161,667	(136,913)	24,754	9,085
Lord Abbett Short Duration Income Portfolio Class VC	436,711	(160,828)	275,883	(90,912)
LVIP American Balanced Allocation Fund Standard Class	114,266	(81,705)	32,561	131,597
LVIP American Balanced Allocation Fund Service Class	439,977	(233,651)	206,326	(64,157)
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	2,837,591	(3,042,057)	(204,466)	897,863
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	13,112	(5,498)	7,614	(110)
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	365,280	(272,774)	92,506	(78,767)
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	11,567	(5,695)	5,872	(22,691)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	885,815	(886,296)	(481)	(320,077)
LVIP American Global Growth Fund Service Class II	1,080,113	(1,944,748)	(864,635)	910,857
LVIP American Global Small Capitalization Fund Service Class II	78,031	(1,063,212)	(985,181)	958,853
LVIP American Growth Allocation Fund Standard Class	43,543	(15,245)	28,298	(623)
LVIP American Growth Allocation Fund Service Class	338,675	(192,720)	145,955	(81,616)
LVIP American Growth Fund Service Class II	1,454,804	(5,441,233)	(3,986,429)	7,296,711
LVIP American Growth-Income Fund Service Class II	4,901,645	(4,647,344)	254,301	6,072,939

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Goldman Sachs VIT Large Cap Value Fund Service Shares	$1,541,840	$770,764	$13,078,399	$15,182,840
Goldman Sachs VIT Government Money Market Fund Institutional Shares	—	—	—	(1,510)
Goldman Sachs VIT Government Money Market Fund Service Shares	—	—	—	(475,154)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	—	(74,469)	67,159	(17,683)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	—	(790)	699	380
Goldman Sachs VIT Strategic Income Fund Advisor Shares	—	(43,287)	(1,237)	(3,870)
Goldman Sachs VIT Strategic Income Fund Institutional Shares	—	—	(106)	137
Guggenheim Long Short Equity Fund	—	(36,424)	46,695	(26,579)
Guggenheim Multi-Hedge Strategies Fund	—	(3,255)	(15,394)	(61,117)
Hartford Capital Appreciation HLS Fund Class IA	7,423	6,790	(3,368)	4,008
Hartford Capital Appreciation HLS Fund Class IC	720,660	492,704	(140,675)	320,814
Invesco V.I. American Franchise Fund Series I	215,692	283,706	(229,765)	19,286
Invesco V.I. American Franchise Fund Series II	117,241	146,851	(128,922)	(3,835)
Invesco V.I. Balanced-Risk Allocation Fund Series I	—	(3,935)	23,090	19,171
Invesco V.I. Balanced-Risk Allocation Fund Series II	—	(65,987)	853,995	703,685
Invesco V.I. Comstock Fund Series I	9,121	9,136	7,036	17,624
Invesco V.I. Comstock Fund Series II	225,915	203,126	241,880	453,538
Invesco V.I. Core Equity Fund Series I	465,774	684,509	(68,882)	567,808
Invesco V.I. Core Equity Fund Series II	109,411	177,180	(31,447)	127,443
Invesco V.I. Diversified Dividend Fund Series I	—	2,434	3,301	5,954
Invesco V.I. Diversified Dividend Fund Series II	—	97,560	1,294,130	1,421,657
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	1,311	1,118	1,534	2,768
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	546,823	262,370	1,268,800	1,439,326
Invesco V.I. Equity and Income Fund Series I	—	1	705	696
Invesco V.I. Equity and Income Fund Series II	187,835	124,345	662,653	814,178
Invesco V.I. International Growth Fund Series I	—	98,149	(133,513)	(35,445)
Invesco V.I. International Growth Fund Series II	—	(177,330)	(304,434)	(554,528)
Ivy VIP Asset Strategy Portfolio	—	(607,853)	306,549	(357,604)
Ivy VIP Energy Portfolio	—	(37,715)	1,814,405	1,719,318
Ivy VIP High Income Portfolio	—	(130,528)	960,713	1,399,967
Ivy VIP Micro Cap Growth Portfolio	185,757	118,137	180,140	275,128
Ivy VIP Mid Cap Growth Portfolio	237,882	144,578	119,401	219,544
Ivy VIP Science and Technology Portfolio	424,275	(1,223)	260,255	138,963
Janus Aspen Balanced Portfolio Service Shares	188,761	436,109	(144,157)	335,334
Janus Aspen Enterprise Portfolio Service Shares	498,255	688,749	(10,245)	583,157
Janus Aspen Global Research Portfolio Service Shares	—	26,858	(20,937)	1,237
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	41	5,790	100,923	162,571
JPMorgan Insurance Trust Income Builder Portfolio Class 2	—	3,511	12,847	40,761
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,254	6,898	5,149	12,131
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	700,901	599,854	204,790	758,442
Lord Abbett Bond Debenture Portfolio Class VC	—	(12,548)	570,014	1,058,975
Lord Abbett Developing Growth Portfolio Class VC	—	(153,955)	131,812	(67,518)
Lord Abbett Fundamental Equity Portfolio Class VC	265,085	274,170	1,677,925	1,976,849
Lord Abbett Short Duration Income Portfolio Class VC	—	(90,912)	62,360	247,331
LVIP American Balanced Allocation Fund Standard Class	457,791	589,388	(2,121)	619,828
LVIP American Balanced Allocation Fund Service Class	851,737	787,580	(103,484)	890,422
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	—	897,863	26,744,582	27,437,979
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	—	(110)	17,279	24,783
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	—	(78,767)	411,562	425,301
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	—	(22,691)	29,574	12,755
LVIP American Global Growth Allocation Managed Risk Fund Service Class	—	(320,077)	1,292,123	971,565
LVIP American Global Growth Fund Service Class II	9,092,810	10,003,667	(10,209,564)	(1,070,532)
LVIP American Global Small Capitalization Fund Service Class II	4,845,280	5,804,133	(4,763,486)	55,466
LVIP American Growth Allocation Fund Standard Class	99,693	99,070	(12,554)	114,814
LVIP American Growth Allocation Fund Service Class	804,403	722,787	(88,047)	780,695
LVIP American Growth Fund Service Class II	64,494,512	71,791,223	(43,457,913)	24,346,881
LVIP American Growth-Income Fund Service Class II	36,730,868	42,803,807	(16,817,740)	26,240,368

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP American Income Allocation Fund Standard Class	$1,297	$(218)	$1,079	$(19)
LVIP American International Fund Service Class II	1,408,908	(2,268,904)	(859,996)	830,661
LVIP American Preservation Fund Standard Class	2,204	(781)	1,423	(430)
LVIP American Preservation Fund Service Class	89,191	(75,026)	14,165	6,496
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	(33)	(33)	977
LVIP AQR Enhanced Global Strategies Fund Service Class	25,898	(29,106)	(3,208)	(77,473)
LVIP Baron Growth Opportunities Fund Standard Class	4,736	(2,541)	2,195	(1,491)
LVIP Baron Growth Opportunities Fund Service Class	767,152	(2,584,490)	(1,817,338)	2,554,784
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	6,810	(1,392)	5,418	622
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	11,816,139	(10,474,902)	1,341,237	1,714,287
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	6,006	(2,007)	3,999	(27,906)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	8,791,995	(3,417,114)	5,374,881	(42,001,074)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	1,200	(2,083)	(883)	(8,080)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	6,964,868	(15,897,587)	(8,932,719)	(11,813,417)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	613,225	(259,882)	353,343	(4,356)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	9,851	(5,600)	4,251	(4,401)
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,987,098	(12,108,266)	(6,121,168)	(7,336,640)
LVIP BlackRock Multi-Asset Income Fund Standard Class	7,423	(1,015)	6,408	(1,529)
LVIP BlackRock Multi-Asset Income Fund Service Class	166,967	(61,462)	105,505	(24,523)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	702,360	(535,528)	166,832	56,521
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	74	(949)	(875)	(11,891)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	168,860	(514,581)	(345,721)	654,613
LVIP Blended Core Equity Managed Volatility Fund Standard Class	886	(699)	187	(37)
LVIP Blended Core Equity Managed Volatility Fund Service Class	1,999,802	(2,667,163)	(667,361)	(65,661)
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	10,582	(42,771)	(32,189)	93,618
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	1,017,971	(6,603,811)	(5,585,840)	3,010,128
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	—	(486)	(486)	38
LVIP Blended Mid Cap Managed Volatility Fund Service Class	—	(5,153,778)	(5,153,778)	(2,185,055)
LVIP Clarion Global Real Estate Fund Standard Class	13,274	(1,263)	12,011	878
LVIP Clarion Global Real Estate Fund Service Class	3,918,675	(1,620,319)	2,298,356	2,906,371
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	637,855	(1,151,295)	(513,440)	(121,047)
LVIP Delaware Bond Fund Standard Class	2,356,294	(1,509,921)	846,373	673,176
LVIP Delaware Bond Fund Service Class	73,457,285	(41,752,455)	31,704,830	3,337,740
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(15,220)	(15,220)	(15,316)
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(11,832,951)	(11,832,951)	(2,968,380)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	75,796	(77,934)	(2,138)	53,813
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	192,757	(244,911)	(52,154)	80,552
LVIP Delaware Social Awareness Fund Standard Class	113,886	(124,264)	(10,378)	208,627
LVIP Delaware Social Awareness Fund Service Class	678,834	(923,316)	(244,482)	332,141
LVIP Delaware Special Opportunities Fund Service Class	737,432	(843,636)	(106,204)	252,654
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	30,787	(10,306)	20,481	(53,507)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	5,262,668	(3,994,351)	1,268,317	(3,813,553)
LVIP Dimensional International Core Equity Fund Standard Class	23,967	(3,343)	20,624	(23)
LVIP Dimensional International Core Equity Fund Service Class	187,606	(128,361)	59,245	(14,083)
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	25,013	(7,192)	17,821	(113,280)
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	615,740	(724,490)	(108,750)	(400,529)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	15,234	(3,951)	11,283	9,792
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	134,373	(109,660)	24,713	85,965
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	41,732	(23,915)	17,817	46,842
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	4,801,759	(6,926,038)	(2,124,279)	(610,393)
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	91,595	(29,846)	61,749	1,809
LVIP Dimensional/Vanguard Total Bond Fund Service Class	6,760,232	(7,482,671)	(722,439)	633,124
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	9,335,846	(11,614,519)	(2,278,673)	(7,135,923)
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	17,248	(26,096)	(8,848)	(35,788)
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	261	(58)	203	(766)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	5,512,343	(3,494,950)	2,017,393	(1,264,760)
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	3,910	(1,025)	2,885	569

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP American Income Allocation Fund Standard Class	$443	$424	$(1,374)	$129
LVIP American International Fund Service Class II	7,981,301	8,811,962	(5,567,369)	2,384,597
LVIP American Preservation Fund Standard Class	—	(430)	(1,056)	(63)
LVIP American Preservation Fund Service Class	—	6,496	(31,611)	(10,950)
LVIP AQR Enhanced Global Strategies Fund Standard Class	—	977	(795)	149
LVIP AQR Enhanced Global Strategies Fund Service Class	80,585	3,112	29,352	29,256
LVIP Baron Growth Opportunities Fund Standard Class	43,553	42,062	(11,475)	32,782
LVIP Baron Growth Opportunities Fund Service Class	10,775,052	13,329,836	(6,058,489)	5,454,009
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	—	622	21,822	27,862
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	—	1,714,287	60,522,167	63,577,691
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	—	(27,906)	34,659	10,752
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	—	(42,001,074)	48,743,340	12,117,147
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	772	(7,308)	13,031	4,840
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	4,473,715	(7,339,702)	23,566,061	7,293,640
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	—	(4,356)	(391,765)	(42,778)
LVIP BlackRock Inflation Protected Bond Fund Standard Class	—	(4,401)	19,536	19,386
LVIP BlackRock Inflation Protected Bond Fund Service Class	—	(7,336,640)	25,302,796	11,844,988
LVIP BlackRock Multi-Asset Income Fund Standard Class	—	(1,529)	10,298	15,177
LVIP BlackRock Multi-Asset Income Fund Service Class	—	(24,523)	169,439	250,421
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	—	56,521	1,144,476	1,367,829
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	186	(11,705)	7,285	(5,295)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	633,888	1,288,501	1,210,524	2,153,304
LVIP Blended Core Equity Managed Volatility Fund Standard Class	—	(37)	5,249	5,399
LVIP Blended Core Equity Managed Volatility Fund Service Class	—	(65,661)	12,261,337	11,528,315
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	—	93,618	(132,995)	(71,566)
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	—	3,010,128	(6,743,741)	(9,319,453)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	1,753	1,791	3,878	5,183
LVIP Blended Mid Cap Managed Volatility Fund Service Class	8,431,350	6,246,295	(1,146,337)	(53,820)
LVIP Clarion Global Real Estate Fund Standard Class	—	878	(9,849)	3,040
LVIP Clarion Global Real Estate Fund Service Class	—	2,906,371	(5,718,165)	(513,438)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	1,671,031	1,549,984	1,033,286	2,069,830
LVIP Delaware Bond Fund Standard Class	952,130	1,625,306	(1,406,880)	1,064,799
LVIP Delaware Bond Fund Service Class	34,016,510	37,354,250	(46,800,327)	22,258,753
LVIP Delaware Diversified Floating Rate Fund Standard Class	—	(15,316)	46,321	15,785
LVIP Delaware Diversified Floating Rate Fund Service Class	—	(2,968,380)	16,655,550	1,854,219
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	394,283	448,096	(275,883)	170,075
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	1,179,345	1,259,897	(735,356)	472,387
LVIP Delaware Social Awareness Fund Standard Class	928,876	1,137,503	(783,985)	343,140
LVIP Delaware Social Awareness Fund Service Class	7,244,655	7,576,796	(4,773,577)	2,558,737
LVIP Delaware Special Opportunities Fund Service Class	7,710,568	7,963,222	1,433,242	9,290,260
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	21,390	(32,117)	11,815	179
LVIP Dimensional International Equity Managed Volatility Fund Service Class	4,058,601	245,048	(287,727)	1,225,638
LVIP Dimensional International Core Equity Fund Standard Class	—	(23)	15,255	35,856
LVIP Dimensional International Core Equity Fund Service Class	—	(14,083)	335,715	380,877
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	607,233	493,953	(359,488)	152,286
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	17,048,719	16,648,190	(11,119,214)	5,420,226
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	—	9,792	122,650	143,725
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	—	85,965	1,010,897	1,121,575
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	255,576	302,418	66,793	387,028
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	37,142,914	36,532,521	4,914,808	39,323,050
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	—	1,809	(45,780)	17,778
LVIP Dimensional/Vanguard Total Bond Fund Service Class	—	633,124	(410,182)	(499,497)
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	—	(7,135,923)	15,483,363	6,068,767
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	5,380	(30,408)	30,099	(9,157)
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	—	(766)	1,643	1,080
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	2,956,827	1,692,067	16,890,441	20,599,901
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	2,743	3,312	1,105	7,302

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP Global Conservative Allocation Managed Risk Fund Service Class	$24,996,127	$(21,600,246)	$3,395,881	$4,502,344
LVIP Global Growth Allocation Managed Risk Fund Standard Class	77,676	(26,963)	50,713	(493)
LVIP Global Growth Allocation Managed Risk Fund Service Class	139,614,751	(125,424,073)	14,190,678	13,350,811
LVIP Global Income Fund Standard Class	—	(1,622)	(1,622)	11
LVIP Global Income Fund Service Class	—	(9,714,796)	(9,714,796)	(3,578,405)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	15,685	(9,711)	5,974	(3,373)
LVIP Global Moderate Allocation Managed Risk Fund Service Class	103,996,421	(100,421,293)	3,575,128	20,654,084
LVIP Goldman Sachs Income Builder Fund Standard Class	931	(102)	829	(151)
LVIP Goldman Sachs Income Builder Fund Service Class	115,948	(38,215)	77,733	(22,853)
LVIP Government Money Market Fund Standard Class	8,261	(468,616)	(460,355)	—
LVIP Government Money Market Fund Service Class	65,657	(4,158,925)	(4,093,268)	—
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	1,877,264	(2,861,947)	(984,683)	(35,659)
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	701	(842)	(141)	(533)
LVIP Invesco Select Equity Managed Volatility Fund Service Class	791,007	(1,920,905)	(1,129,898)	(1,350,182)
LVIP JPMorgan High Yield Fund Standard Class	7,157	(392)	6,765	(75)
LVIP JPMorgan High Yield Fund Service Class	8,438,974	(2,296,217)	6,142,757	(1,625,716)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	1,876	(1,952)	(76)	(2,087)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	2,577,990	(7,441,736)	(4,863,746)	1,293,611
LVIP Managed Risk Profile 2010 Fund Service Class	88,042	(77,662)	10,380	62,004
LVIP Managed Risk Profile 2020 Fund Service Class	184,083	(170,751)	13,332	172,615
LVIP Managed Risk Profile 2030 Fund Service Class	86,707	(98,414)	(11,707)	133,934
LVIP Managed Risk Profile 2040 Fund Service Class	64,901	(87,137)	(22,236)	165,295
LVIP MFS International Growth Fund Standard Class	492	(136)	356	651
LVIP MFS International Growth Fund Service Class	2,011,409	(1,994,203)	17,206	1,708,538
LVIP MFS International Equity Managed Volatility Fund Service Class	2,103,934	(3,101,575)	(997,641)	(1,383,260)
LVIP MFS Value Fund Standard Class	911	(62)	849	(10)
LVIP MFS Value Fund Service Class	14,544,007	(10,055,274)	4,488,733	35,104,383
LVIP Mondrian International Value Fund Standard Class	342,517	(202,100)	140,417	(106,916)
LVIP Mondrian International Value Fund Service Class	7,433,069	(3,795,130)	3,637,939	(2,616,189)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	2,746	(305)	2,441	5
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	331,114	(372,315)	(41,201)	(197,831)
LVIP PIMCO Low Duration Bond Fund Standard Class	69,397	(18,012)	51,385	2,018
LVIP PIMCO Low Duration Bond Fund Service Class	4,812,672	(5,018,066)	(205,394)	186,397
LVIP Select Core Equity Managed Volatility Fund Standard Class	2,229	(2,782)	(553)	(9,773)
LVIP Select Core Equity Managed Volatility Fund Service Class	3,163,763	(7,041,661)	(3,877,898)	(1,799,876)
LVIP SSGA Bond Index Fund Standard Class	21,176	(5,939)	15,237	73
LVIP SSGA Bond Index Fund Service Class	19,842,729	(16,304,632)	3,538,097	4,278,167
LVIP SSGA Conservative Index Allocation Fund Service Class	1,289,806	(1,157,718)	132,088	666,915
LVIP SSGA Conservative Structured Allocation Fund Standard Class	13,241	(2,264)	10,977	(1,945)
LVIP SSGA Conservative Structured Allocation Fund Service Class	3,731,612	(2,941,637)	789,975	798,332
LVIP SSGA Developed International 150 Fund Standard Class	12,519	(2,429)	10,090	(8,041)
LVIP SSGA Developed International 150 Fund Service Class	4,762,558	(2,249,194)	2,513,364	(1,339,742)
LVIP SSGA Emerging Markets 100 Fund Standard Class	15,748	(4,128)	11,620	(20,169)
LVIP SSGA Emerging Markets 100 Fund Service Class	4,041,608	(2,658,726)	1,382,882	(7,436,170)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	10,576	(3,602)	6,974	(2,972)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	14,376,247	(14,418,065)	(41,818)	(3,676,794)
LVIP SSGA International Index Fund Standard Class	26,483	(5,145)	21,338	(13,689)
LVIP SSGA International Index Fund Service Class	7,321,415	(4,176,302)	3,145,113	431,868
LVIP SSGA International Managed Volatility Fund Standard Class	1,428	(130)	1,298	(131)
LVIP SSGA International Managed Volatility Fund Service Class	2,478,548	(1,888,819)	589,729	(1,529,815)
LVIP SSGA Large Cap 100 Fund Standard Class	41,577	(18,441)	23,136	(29,707)
LVIP SSGA Large Cap 100 Fund Service Class	6,260,785	(4,834,034)	1,426,751	8,718,837
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	564	(279)	285	12
LVIP SSGA Large Cap Managed Volatility Fund Service Class	3,866,479	(3,597,456)	269,023	(219,674)
LVIP SSGA Moderate Index Allocation Fund Service Class	3,626,848	(3,202,695)	424,153	2,203,422
LVIP SSGA Moderate Structured Allocation Fund Standard Class	4,200	(700)	3,500	(37)
LVIP SSGA Moderate Structured Allocation Fund Service Class	15,636,541	(12,370,630)	3,265,911	5,037,691

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Global Conservative Allocation Managed Risk Fund Service Class	$20,076,615	$24,578,959	$10,213,318	$38,188,158
LVIP Global Growth Allocation Managed Risk Fund Standard Class	—	(493)	108,205	158,425
LVIP Global Growth Allocation Managed Risk Fund Service Class	—	13,350,811	210,948,115	238,489,604
LVIP Global Income Fund Standard Class	2,583	2,594	(9,201)	(8,229)
LVIP Global Income Fund Service Class	2,596,711	(981,694)	2,184,123	(8,512,367)
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	9,161	5,788	15,490	27,252
LVIP Global Moderate Allocation Managed Risk Fund Service Class	73,891,981	94,546,065	65,734,214	163,855,407
LVIP Goldman Sachs Income Builder Fund Standard Class	—	(151)	1,317	1,995
LVIP Goldman Sachs Income Builder Fund Service Class	—	(22,853)	200,936	255,816
LVIP Government Money Market Fund Standard Class	—	—	—	(460,355)
LVIP Government Money Market Fund Service Class	—	—	—	(4,093,268)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	2,895,648	2,859,989	15,150,810	17,026,116
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	—	(533)	4,476	3,802
LVIP Invesco Select Equity Managed Volatility Fund Service Class	—	(1,350,182)	7,921,630	5,441,550
LVIP JPMorgan High Yield Fund Standard Class	—	(75)	3,710	10,400
LVIP JPMorgan High Yield Fund Service Class	—	(1,625,716)	12,396,752	16,913,793
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	—	(2,087)	28,311	26,148
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	—	1,293,611	40,047,751	36,477,616
LVIP Managed Risk Profile 2010 Fund Service Class	187,598	249,602	(139,005)	120,977
LVIP Managed Risk Profile 2020 Fund Service Class	254,230	426,845	(193,002)	247,175
LVIP Managed Risk Profile 2030 Fund Service Class	134,520	268,454	(169,022)	87,725
LVIP Managed Risk Profile 2040 Fund Service Class	102,693	267,988	(167,945)	77,807
LVIP MFS International Growth Fund Standard Class	—	651	(213)	794
LVIP MFS International Growth Fund Service Class	—	1,708,538	(1,248,489)	477,255
LVIP MFS International Equity Managed Volatility Fund Service Class	—	(1,383,260)	(3,427,852)	(5,808,753)
LVIP MFS Value Fund Standard Class	675	665	544	2,058
LVIP MFS Value Fund Service Class	35,593,644	70,698,027	25,463,704	100,650,464
LVIP Mondrian International Value Fund Standard Class	409,500	302,584	(206,651)	236,350
LVIP Mondrian International Value Fund Service Class	9,545,905	6,929,716	(3,920,723)	6,646,932
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	—	5	4,256	6,702
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	—	(197,831)	1,269,746	1,030,714
LVIP PIMCO Low Duration Bond Fund Standard Class	8,111	10,129	(5,537)	55,977
LVIP PIMCO Low Duration Bond Fund Service Class	680,974	867,371	1,417,357	2,079,334
LVIP Select Core Equity Managed Volatility Fund Standard Class	—	(9,773)	19,276	8,950
LVIP Select Core Equity Managed Volatility Fund Service Class	—	(1,799,876)	24,968,290	19,290,516
LVIP SSGA Bond Index Fund Standard Class	—	73	(5,548)	9,762
LVIP SSGA Bond Index Fund Service Class	—	4,278,167	(6,008,706)	1,807,558
LVIP SSGA Conservative Index Allocation Fund Service Class	522,120	1,189,035	1,029,934	2,351,057
LVIP SSGA Conservative Structured Allocation Fund Standard Class	13,180	11,235	12,619	34,831
LVIP SSGA Conservative Structured Allocation Fund Service Class	4,414,259	5,212,591	2,588,100	8,590,666
LVIP SSGA Developed International 150 Fund Standard Class	6,533	(1,508)	17,182	25,764
LVIP SSGA Developed International 150 Fund Service Class	3,102,311	1,762,569	5,984,844	10,260,777
LVIP SSGA Emerging Markets 100 Fund Standard Class	—	(20,169)	85,927	77,378
LVIP SSGA Emerging Markets 100 Fund Service Class	—	(7,436,170)	27,018,393	20,965,105
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	—	(2,972)	23,414	27,416
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	—	(3,676,794)	33,318,462	29,599,850
LVIP SSGA International Index Fund Standard Class	—	(13,689)	(5,740)	1,909
LVIP SSGA International Index Fund Service Class	—	431,868	(5,706,398)	(2,129,417)
LVIP SSGA International Managed Volatility Fund Standard Class	—	(131)	(1,957)	(790)
LVIP SSGA International Managed Volatility Fund Service Class	—	(1,529,815)	(4,521,015)	(5,461,101)
LVIP SSGA Large Cap 100 Fund Standard Class	167,612	137,905	150,158	311,199
LVIP SSGA Large Cap 100 Fund Service Class	28,825,556	37,544,393	12,246,942	51,218,086
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	—	12	1,951	2,248
LVIP SSGA Large Cap Managed Volatility Fund Service Class	—	(219,674)	14,670,664	14,720,013
LVIP SSGA Moderate Index Allocation Fund Service Class	2,322,280	4,525,702	3,888,679	8,838,534
LVIP SSGA Moderate Structured Allocation Fund Standard Class	5,426	5,389	6,060	14,949
LVIP SSGA Moderate Structured Allocation Fund Service Class	23,009,858	28,047,549	21,630,239	52,943,699

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	$3,044,073	$(2,623,528)	$420,545	$1,628,930
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	14,980	(1,878)	13,102	67
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	8,721,224	(6,683,450)	2,037,774	2,974,046
LVIP SSGA S&P 500 Index Fund Standard Class	747,981	(467,411)	280,570	801,430
LVIP SSGA S&P 500 Index Fund Service Class	15,614,352	(14,229,140)	1,385,212	33,691,368
LVIP SSGA Small-Cap Index Fund Standard Class	38,039	(15,872)	22,167	(3,604)
LVIP SSGA Small-Cap Index Fund Service Class	2,880,315	(4,097,216)	(1,216,901)	8,830,165
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	1,489	(1,076)	413	(1,811)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	2,393,817	(3,515,897)	(1,122,080)	(667,259)
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	40,013	(17,382)	22,631	(47,549)
LVIP SSGA Small-Mid Cap 200 Fund Service Class	2,317,013	(1,891,470)	425,543	(389,755)
LVIP T. Rowe Price Growth Stock Fund Standard Class	679	(1,858)	(1,179)	(710)
LVIP T. Rowe Price Growth Stock Fund Service Class	—	(3,892,172)	(3,892,172)	10,293,771
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	8,355	(50,403)	(42,048)	97,942
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	62,767	(1,819,270)	(1,756,503)	2,274,627
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	427	(217)	210	(1)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	6,029,083	(6,121,539)	(92,456)	(266,012)
LVIP Vanguard Domestic Equity ETF Fund Standard Class	9,758	(5,478)	4,280	18,164
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,843,748	(1,869,715)	(25,967)	3,269,799
LVIP Vanguard International Equity ETF Fund Standard Class	16,270	(6,153)	10,117	(5,418)
LVIP Vanguard International Equity ETF Fund Service Class	1,559,368	(1,086,079)	473,289	(674,085)
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(434)	(434)	(2,038)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	3,964	(1,143,593)	(1,139,629)	567,490
LVIP Wellington Capital Growth Fund Standard Class	—	(5)	(5)	(541)
LVIP Wellington Capital Growth Fund Service Class	—	(3,199,088)	(3,199,088)	8,462,158
LVIP Wellington Mid-Cap Value Fund Standard Class	365	(225)	140	17
LVIP Wellington Mid-Cap Value Fund Service Class	216,030	(1,236,302)	(1,020,272)	2,708,423
MFS VIT Growth Series Initial Class	1,414	(44,915)	(43,501)	83,559
MFS VIT Growth Series Service Class	—	(1,008,194)	(1,008,194)	901,139
MFS VIT Total Return Series Initial Class	210,409	(92,808)	117,601	1,420,684
MFS VIT Total Return Series Service Class	236,346	(128,963)	107,383	(79,859)
MFS VIT Utilities Series Initial Class	307,236	(110,712)	196,524	108,204
MFS VIT Utilities Series Service Class	7,263,804	(3,128,844)	4,134,960	(1,864,131)
MFS VIT II Core Equity Portfolio Service Class	10,708	(36,326)	(25,618)	(43,111)
MFS VIT II International Value Series Initial Class	4,364	(1,089)	3,275	(505)
MFS VIT II International Value Series Service Class	174,832	(166,085)	8,747	(43,074)
Morgan Stanley UIF Growth Portfolio Class II	—	(15,514)	(15,514)	29,494
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	(3)	(3)	73
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	179,643	(476,983)	(297,340)	834,366
Oppenheimer Global Fund/VA Service Shares	60,564	(75,430)	(14,866)	49,792
Oppenheimer International Growth Fund/VA Non-Service Shares	6,253	(2,469)	3,784	(5,205)
Oppenheimer International Growth Fund/VA Service Shares	59,828	(82,854)	(23,026)	(145,521)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	533	(399)	134	(390)
Oppenheimer Main Street Small Cap Fund/VA Service Shares	14,801	(73,284)	(58,483)	(55,400)
PIMCO VIT All Asset All Authority Portfolio Advisor Class	43,542	(18,134)	25,408	(14,126)
PIMCO VIT All Asset All Authority Portfolio Institutional Class	4,530	(586)	3,944	(7,429)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	118,467	(169,634)	(51,167)	(1,494,074)
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	379	(121)	258	(152)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	108,882	(25,138)	83,744	(19,903)
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	532	(39)	493	(6)
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	52,771	(41,016)	11,755	(20,593)
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	452	(98)	354	(53)
Putnam VT Absolute Return 500 Fund Class IA	366	(14)	352	(472)
Putnam VT Absolute Return 500 Fund Class IB	76,007	(25,866)	50,141	(27,333)
Putnam VT Global Health Care Fund Class IA	—	(94)	(94)	(1,933)
Putnam VT Global Health Care Fund Class IB	—	(121,458)	(121,458)	(541,076)
Putnam VT Growth & Income Fund Class IB	20,707	(19,530)	1,177	25,366

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	$2,203,839	$3,832,769	$4,163,367	$8,416,681
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	20,247	20,314	21,659	55,075
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	13,142,668	16,116,714	13,988,348	32,142,836
LVIP SSGA S&P 500 Index Fund Standard Class	496,615	1,298,045	1,850,457	3,429,072
LVIP SSGA S&P 500 Index Fund Service Class	11,987,449	45,678,817	32,843,563	79,907,592
LVIP SSGA Small-Cap Index Fund Standard Class	51,191	47,587	431,894	501,648
LVIP SSGA Small-Cap Index Fund Service Class	5,476,949	14,307,114	30,944,965	44,035,178
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	—	(1,811)	20,246	18,848
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	—	(667,259)	31,598,278	29,808,939
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	85,799	38,250	404,773	465,654
LVIP SSGA Small-Mid Cap 200 Fund Service Class	5,980,973	5,591,218	22,517,410	28,534,171
LVIP T. Rowe Price Growth Stock Fund Standard Class	8,672	7,962	25,025	31,808
LVIP T. Rowe Price Growth Stock Fund Service Class	3,310,023	13,603,794	(11,031,196)	(1,319,574)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	141,280	239,222	(25,477)	171,697
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	5,869,037	8,143,664	(339,101)	6,048,060
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	—	(1)	930	1,139
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	—	(266,012)	15,248,961	14,890,493
LVIP Vanguard Domestic Equity ETF Fund Standard Class	1,773	19,937	39,687	63,904
LVIP Vanguard Domestic Equity ETF Fund Service Class	414,792	3,684,591	8,358,390	12,017,014
LVIP Vanguard International Equity ETF Fund Standard Class	—	(5,418)	26,249	30,948
LVIP Vanguard International Equity ETF Fund Service Class	—	(674,085)	1,589,008	1,388,212
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	—	(2,038)	5,888	3,416
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	2,769,668	3,337,158	4,186,453	6,383,982
LVIP Wellington Capital Growth Fund Standard Class	494	(47)	—	(52)
LVIP Wellington Capital Growth Fund Service Class	24,759,616	33,221,774	(32,961,975)	(2,939,289)
LVIP Wellington Mid-Cap Value Fund Standard Class	212	229	8,797	9,166
LVIP Wellington Mid-Cap Value Fund Service Class	249,538	2,957,961	6,687,144	8,624,833
MFS VIT Growth Series Initial Class	192,833	276,392	(199,438)	33,453
MFS VIT Growth Series Service Class	4,759,128	5,660,267	(3,802,973)	849,100
MFS VIT Total Return Series Initial Class	236,553	1,657,237	(1,208,244)	566,594
MFS VIT Total Return Series Service Class	291,771	211,912	(77,751)	241,544
MFS VIT Utilities Series Initial Class	181,271	289,475	241,102	727,101
MFS VIT Utilities Series Service Class	4,613,433	2,749,302	10,827,723	17,711,985
MFS VIT II Core Equity Portfolio Service Class	182,619	139,508	78,962	192,852
MFS VIT II International Value Series Initial Class	7,368	6,863	(5,819)	4,319
MFS VIT II International Value Series Service Class	353,490	310,416	(61,062)	258,101
Morgan Stanley UIF Growth Portfolio Class II	270,352	299,846	(332,465)	(48,133)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	—	73	—	70
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	2,042,347	2,876,713	1,140,597	3,719,970
Oppenheimer Global Fund/VA Service Shares	536,985	586,777	(620,710)	(48,799)
Oppenheimer International Growth Fund/VA Non-Service Shares	13,302	8,097	(27,283)	(15,402)
Oppenheimer International Growth Fund/VA Service Shares	164,848	19,327	(284,418)	(288,117)
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	3,955	3,565	16,385	20,084
Oppenheimer Main Street Small Cap Fund/VA Service Shares	227,845	172,445	957,242	1,071,204
PIMCO VIT All Asset All Authority Portfolio Advisor Class	—	(14,126)	134,388	145,670
PIMCO VIT All Asset All Authority Portfolio Institutional Class	—	(7,429)	21,928	18,443
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	—	(1,494,074)	2,968,087	1,422,846
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	—	(152)	4,013	4,119
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	—	(19,903)	104,369	168,210
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	—	(6)	401	888
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	—	(20,593)	124,498	115,660
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	—	(53)	809	1,110
Putnam VT Absolute Return 500 Fund Class IA	—	(472)	9	(111)
Putnam VT Absolute Return 500 Fund Class IB	—	(27,333)	(36,883)	(14,075)
Putnam VT Global Health Care Fund Class IA	3,274	1,341	(4,513)	(3,266)
Putnam VT Global Health Care Fund Class IB	1,015,594	474,518	(1,596,605)	(1,243,545)
Putnam VT Growth & Income Fund Class IB	36,569	61,935	83,254	146,366

Lincoln Life Variable Annuity Account N

Statements of operations (continued)

Year Ended December 31, 2016

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
Putnam VT Income Fund Class IB	$117,287	$(37,969)	$79,318	$(9,173)
SIPT VP Market Growth Strategy Fund Class III	33,777	(13,340)	20,437	(7,593)
SIPT VP Market Plus Strategy Fund Class III	33,099	(19,364)	13,735	(13,703)
Templeton Foreign VIP Fund Class 1	426	(79)	347	(157)
Templeton Foreign VIP Fund Class 4	34,626	(25,605)	9,021	(65,748)
Templeton Global Bond VIP Fund Class 1	—	(6,306)	(6,306)	(20,363)
Templeton Global Bond VIP Fund Class 2	—	(5,790,335)	(5,790,335)	(9,230,453)
Templeton Global Bond VIP Fund Class 4	—	(180,805)	(180,805)	(290,939)
Templeton Growth VIP Fund Class 2	596,897	(492,041)	104,856	(75,192)
Transparent Value Directional Allocation VI Portfolio Class I	—	(39)	(39)	(876)
Transparent Value Directional Allocation VI Portfolio Class II	—	(37,079)	(37,079)	63,593
UIF Global Infrastructure Portfolio Class I	1,263	(230)	1,033	(934)
UIF Global Infrastructure Portfolio Class II	98,904	(55,915)	42,989	(71,364)
VanEck VIP Global Hard Assets Fund Class S Shares	6,193	(23,719)	(17,526)	(22,153)
VanEck VIP Global Hard Assets Fund Initial Class Shares	1,054	(1,068)	(14)	(5,125)
Virtus Equity Trend Series Class A	—	(19,383)	(19,383)	(397,007)
Virtus Multi-Sector Fixed Income Series Class A	405,680	(105,443)	300,237	(17,945)
Virtus Multi-Sector Fixed Income Series Class I	619	(51)	568	(11)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Putnam VT Income Fund Class IB	$—	$(9,173)	$(53,064)	$17,081
SIPT VP Market Growth Strategy Fund Class III	25,870	18,277	18,604	57,318
SIPT VP Market Plus Strategy Fund Class III	67,600	53,897	41,181	108,813
Templeton Foreign VIP Fund Class 1	334	177	903	1,427
Templeton Foreign VIP Fund Class 4	32,667	(33,081)	198,220	174,160
Templeton Global Bond VIP Fund Class 1	1,191	(19,172)	63,028	37,550
Templeton Global Bond VIP Fund Class 2	315,622	(8,914,831)	18,233,573	3,528,407
Templeton Global Bond VIP Fund Class 4	12,138	(278,801)	855,479	395,873
Templeton Growth VIP Fund Class 2	1,148,014	1,072,822	972,861	2,150,539
Transparent Value Directional Allocation VI Portfolio Class I	—	(876)	1,667	752
Transparent Value Directional Allocation VI Portfolio Class II	—	63,593	213,127	239,641
UIF Global Infrastructure Portfolio Class I	3,345	2,411	3,244	6,688
UIF Global Infrastructure Portfolio Class II	286,729	215,365	235,982	494,336
VanEck VIP Global Hard Assets Fund Class S Shares	—	(22,153)	726,933	687,254
VanEck VIP Global Hard Assets Fund Initial Class Shares	—	(5,125)	99,580	94,441
Virtus Equity Trend Series Class A	—	(397,007)	261,711	(154,679)
Virtus Multi-Sector Fixed Income Series Class A	—	(17,945)	265,663	547,955
Virtus Multi-Sector Fixed Income Series Class I	—	(11)	547	1,104

Lincoln Life Variable Annuity Account N

Statements of changes in net assets

Years Ended December 31, 2015 and 2016

	AB VPS Global Thematic Growth Portfolio Class B Subaccount	AB VPS Growth and Income Portfolio Class B Subaccount	AB VPS International Value Portfolio Class B Subaccount	AB VPS Large Cap Growth Portfolio Class B Subaccount	AB VPS Small/Mid Cap Value Portfolio Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio Class B Subaccount	Alps|Alerian Energy Infrastructure Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$28,692,905	$—	$5,099	$10,433,388	$57,825	$194,269,675	$117,205
Changes From Operations:
• Net investment income (loss)	(496,178)	(21)	6	(176,342)	273	(2,038,824)	1,262
• Net realized gain (loss) on investments	1,829,426	2,912	1,703	1,869,528	11,264	33,235,044	(44,361)
• Net change in unrealized appreciation or depreciation on investments	(1,086,461)	—	81	(792,491)	(15,681)	(44,316,783)	(90,918)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	246,787	2,891	1,790	900,695	(4,144)	(13,120,563)	(134,017)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,663,600	135	1,499	62,648	26,793	9,556,579	273,749
• Contract withdrawals and transfers to annuity reserves	(3,458,414)	(2,197)	(2,750)	(1,369,654)	—	(20,169,099)	(12,105)
• Contract transfers	1,990,455	(829)	(593)	292,130	(2,704)	(3,066,484)	(63,328)
	195,641	(2,891)	(1,844)	(1,014,876)	24,089	(13,679,004)	198,316
Annuity Reserves:
• Annuity Payments	(1,471)	—	—	—	—	(7,672)	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,953	—	—	—	—	(15)	—
	482	—	—	—	—	(7,687)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	196,123	(2,891)	(1,844)	(1,014,876)	24,089	(13,686,691)	198,316
TOTAL INCREASE (DECREASE) IN NET ASSETS	442,910	—	(54)	(114,181)	19,945	(26,807,254)	64,299
NET ASSETS AT DECEMBER 31, 2015	29,135,815	—	5,045	10,319,207	77,770	167,462,421	181,504
Changes From Operations:
• Net investment income (loss)	(435,126)	—	(36)	(155,836)	906	(2,158,495)	4,242
• Net realized gain (loss) on investments	726,942	—	(94)	1,668,403	17,341	9,740,754	(5,839)
• Net change in unrealized appreciation or depreciation on investments	(987,705)	—	76	(1,468,362)	42,896	28,671,115	74,404
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(695,889)	—	(54)	44,205	61,143	36,253,374	72,807
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	630,355	—	172	40,632	226,053	6,446,385	3,236
• Contract withdrawals and transfers to annuity reserves	(2,136,282)	—	(2,709)	(1,056,499)	(3,458)	(16,763,122)	(21,130)
• Contract transfers	(2,367,735)	—	—	78,487	20,497	(1,666,426)	4,612
	(3,873,662)	—	(2,537)	(937,380)	243,092	(11,983,163)	(13,282)
Annuity Reserves:
• Annuity Payments	(3,375)	—	—	—	—	(7,433)	—
• Receipt (reimbursement) of mortality guarantee adjustments	87	—	—	—	—	(5)	—
	(3,288)	—	—	—	—	(7,438)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,876,950)	—	(2,537)	(937,380)	243,092	(11,990,601)	(13,282)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,572,839)	—	(2,591)	(893,175)	304,235	24,262,773	59,525
NET ASSETS AT DECEMBER 31, 2016	$24,562,976	$—	$2,454	$9,426,032	$382,005	$191,725,194	$241,029

See accompanying notes.

	Alps|Alerian Energy Infrastructure Portfolio Class III Subaccount	Alps|Red Rocks Listed Private Equity Portfolio Class I Subaccount	Alps|Red Rocks Listed Private Equity Portfolio Class III Subaccount	Alps|Stadion Tactical Defensive Portfolio Class I Subaccount	Alps|Stadion Tactical Defensive Portfolio Class III Subaccount	Alps|Stadion Tactical Growth Portfolio Class III Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,921,367	$—	$—	$81,904	$764,872	$—
Changes From Operations:
• Net investment income (loss)	(6,912)	—	(8,602)	(262)	(37,930)	(4,680)
• Net realized gain (loss) on investments	(150,082)	—	(6,533)	(10,092)	(27,193)	(314)
• Net change in unrealized appreciation or depreciation on investments	(1,068,847)	—	(127,576)	(470)	(330,756)	(28,814)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,225,841)	—	(142,711)	(10,824)	(395,879)	(33,808)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,417,431	—	3,453,218	103,704	3,107,920	716,951
• Contract withdrawals and transfers to annuity reserves	(155,486)	—	(25,831)	(5,972)	(257,424)	(5,027)
• Contract transfers	430,942	—	139,845	(160,500)	2,104,678	695,580
	1,692,887	—	3,567,232	(62,768)	4,955,174	1,407,504
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,692,887	—	3,567,232	(62,768)	4,955,174	1,407,504
TOTAL INCREASE (DECREASE) IN NET ASSETS	467,046	—	3,424,521	(73,592)	4,559,295	1,373,696
NET ASSETS AT DECEMBER 31, 2015	2,388,413	—	3,424,521	8,312	5,324,167	1,373,696
Changes From Operations:
• Net investment income (loss)	57,497	1,291	(18,472)	(69)	(60,448)	(22,500)
• Net realized gain (loss) on investments	(111,399)	4,623	(7,205)	(1)	(67,388)	16,567
• Net change in unrealized appreciation or depreciation on investments	1,352,299	635	342,341	2,147	530,717	277,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,298,397	6,549	316,664	2,077	402,881	271,508
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	771,189	—	1,876,248	—	467,944	1,188,117
• Contract withdrawals and transfers to annuity reserves	(276,370)	(4,954)	(248,986)	—	(2,067,833)	(306,079)
• Contract transfers	1,286,873	25,281	66,553	45,056	382,830	1,445,059
	1,781,692	20,327	1,693,815	45,056	(1,217,059)	2,327,097
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,781,692	20,327	1,693,815	45,056	(1,217,059)	2,327,097
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,080,089	26,876	2,010,479	47,133	(814,178)	2,598,605
NET ASSETS AT DECEMBER 31, 2016	$5,468,502	$26,876	$5,435,000	$55,445	$4,509,989	$3,972,301

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Century VP Balanced Fund Class II Subaccount	American Century VP Inflation Protection Fund Class II Subaccount	American Funds Asset Allocation Fund Class 1 Subaccount	American Funds Asset Allocation Fund Class 4 Subaccount	American Funds Blue Chip Income and Growth Fund Class 1 Subaccount	American Funds Blue Chip Income and Growth Fund Class 4 Subaccount	American Funds Bond Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$1,083,366	$5,036,627	$2,328,817	$2,949,193	$2,028,548
Changes From Operations:
• Net investment income (loss)	—	(7)	37,099	433,678	34,253	87,149	27,920
• Net realized gain (loss) on investments	—	14	103,284	1,216,564	250,886	516,932	41,556
• Net change in unrealized appreciation or depreciation on investments	—	(9)	(140,852)	(1,927,419)	(370,193)	(1,008,700)	(77,071)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	(2)	(469)	(277,177)	(85,054)	(404,619)	(7,595)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	8	2,233,256	33,630,199	253,887	7,709,857	468,053
• Contract withdrawals and transfers to annuity reserves	—	(6)	(55,860)	(941,762)	(81,720)	(209,221)	(76,746)
• Contract transfers	—	—	119,389	9,112,120	49,304	(109,282)	(3,540)
	—	2	2,296,785	41,800,557	221,471	7,391,354	387,767
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2	2,296,785	41,800,557	221,471	7,391,354	387,767
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	2,296,316	41,523,380	136,417	6,986,735	380,172
NET ASSETS AT DECEMBER 31, 2015	—	—	3,379,682	46,560,007	2,465,234	9,935,928	2,408,720
Changes From Operations:
• Net investment income (loss)	(7,295)	119	172,714	324,416	46,414	169,158	46,290
• Net realized gain (loss) on investments	14,225	1,675	114,496	1,459,436	227,964	1,002,189	19,132
• Net change in unrealized appreciation or depreciation on investments	127,163	(822)	272,027	3,393,432	189,451	1,131,917	(19,263)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	134,093	972	559,237	5,177,284	463,829	2,303,264	46,159
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,115,031	17,639	2,198,849	28,418,990	327,505	5,383,433	1,999,985
• Contract withdrawals and transfers to annuity reserves	(545,898)	(3,131)	(128,142)	(3,078,980)	(218,025)	(642,870)	(83,437)
• Contract transfers	12,588,366	11,745	7,803,485	10,594,908	306,475	2,637,801	(716,734)
	18,157,499	26,253	9,874,192	35,934,918	415,955	7,378,364	1,199,814
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,157,499	26,253	9,874,192	35,934,918	415,955	7,378,364	1,199,814
TOTAL INCREASE (DECREASE) IN NET ASSETS	18,291,592	27,225	10,433,429	41,112,202	879,784	9,681,628	1,245,973
NET ASSETS AT DECEMBER 31, 2016	$18,291,592	$27,225	$13,813,111	$87,672,209	$3,345,018	$19,617,556	$3,654,693

See accompanying notes.

	American Funds Capital Income Builder Fund Class 1 Subaccount	American Funds Capital Income Builder Fund Class 4 Subaccount	American Funds Global Balanced Fund Class 1 Subaccount	American Funds Global Bond Fund Class 1 Subaccount	American Funds Global Growth Fund Class 1 Subaccount	American Funds Global Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$117,203	$3,264,170	$344,386	$1,649,036	$929,867	$300,070,833
Changes From Operations:
• Net investment income (loss)	8,441	117,106	1,687	(14,481)	13,188	(1,640,391)
• Net realized gain (loss) on investments	(4,226)	(35,967)	4,530	37,798	145,920	40,247,354
• Net change in unrealized appreciation or depreciation on investments	(15,881)	(492,865)	(10,243)	(106,272)	(94,433)	(22,655,981)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(11,666)	(411,726)	(4,026)	(82,955)	64,675	15,950,982
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	344,104	8,749,794	5,172	211,450	577,976	5,387,908
• Contract withdrawals and transfers to annuity reserves	(8,044)	(283,198)	(28,260)	(94,290)	(18,583)	(32,809,669)
• Contract transfers	(88,705)	1,547,096	(2,911)	100,254	412,591	10,748,963
	247,355	10,013,692	(25,999)	217,414	971,984	(16,672,798)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(22,388)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	552
	—	—	—	—	—	(21,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	247,355	10,013,692	(25,999)	217,414	971,984	(16,694,634)
TOTAL INCREASE (DECREASE) IN NET ASSETS	235,689	9,601,966	(30,025)	134,459	1,036,659	(743,652)
NET ASSETS AT DECEMBER 31, 2015	352,892	12,866,136	314,361	1,783,495	1,966,526	299,327,181
Changes From Operations:
• Net investment income (loss)	19,115	388,348	6,016	129	10,507	(1,795,271)
• Net realized gain (loss) on investments	(404)	(59,532)	(442)	(2,058)	147,806	26,867,926
• Net change in unrealized appreciation or depreciation on investments	388	(45,315)	5,547	16,695	(156,035)	(27,554,781)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	19,099	283,501	11,121	14,766	2,278	(2,482,126)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	247,130	9,885,629	389,621	536,457	27,478	4,333,713
• Contract withdrawals and transfers to annuity reserves	(26,712)	(1,608,899)	(111,361)	(141,833)	(58,329)	(26,501,592)
• Contract transfers	324,096	5,166,905	(47,882)	29,700	230,710	(1,595,148)
	544,514	13,443,635	230,378	424,324	199,859	(23,763,027)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(18,685)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	258
	—	—	—	—	—	(18,427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	544,514	13,443,635	230,378	424,324	199,859	(23,781,454)
TOTAL INCREASE (DECREASE) IN NET ASSETS	563,613	13,727,136	241,499	439,090	202,137	(26,263,580)
NET ASSETS AT DECEMBER 31, 2016	$916,505	$26,593,272	$555,860	$2,222,585	$2,168,663	$273,063,601

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds Global Growth Fund Class 4 Subaccount	American Funds Global Growth and Income Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 1 Subaccount	American Funds Global Small Capitalization Fund Class 2 Subaccount	American Funds Global Small Capitalization Fund Class 4 Subaccount	American Funds Growth Fund Class 1 Subaccount	American Funds Growth Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,707,623	$541,529	$647,274	$444,106,901	$1,105,353	$5,209,877	$1,582,205,164
Changes From Operations:
• Net investment income (loss)	40,421	10,987	(5,612)	(5,619,397)	(36,603)	4,767	(16,093,256)
• Net realized gain (loss) on investments	539,661	767	54,905	54,159,468	183,791	1,119,811	389,775,494
• Net change in unrealized appreciation or depreciation on investments	(658,001)	(38,135)	(53,520)	(48,944,448)	(513,623)	(784,874)	(294,706,259)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,919)	(26,381)	(4,227)	(404,377)	(366,435)	339,704	78,975,979
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,767,134	290,520	91,111	5,970,348	3,115,395	474,377	16,711,245
• Contract withdrawals and transfers to annuity reserves	(412,421)	(29,408)	(23,551)	(40,857,492)	(54,628)	(203,775)	(177,819,602)
• Contract transfers	4,014,972	52,073	2,449	(1,564,049)	678,613	87,677	(69,259,134)
	11,369,685	313,185	70,009	(36,451,193)	3,739,380	358,279	(230,367,491)
Annuity Reserves:
• Annuity Payments	(883)	—	—	(18,141)	—	—	(112,706)
• Receipt (reimbursement) of mortality guarantee adjustments	36	—	—	5,618	—	—	1,982
	(847)	—	—	(12,523)	—	—	(110,724)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,368,838	313,185	70,009	(36,463,716)	3,739,380	358,279	(230,478,215)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,290,919	286,804	65,782	(36,868,093)	3,372,945	697,983	(151,502,236)
NET ASSETS AT DECEMBER 31, 2015	12,998,542	828,333	713,056	407,238,808	4,478,298	5,907,860	1,430,702,928
Changes From Operations:
• Net investment income (loss)	(68,800)	19,105	(951)	(3,956,929)	(50,669)	25,673	(11,886,719)
• Net realized gain (loss) on investments	743,097	198	96,512	74,009,787	431,917	549,788	150,044,917
• Net change in unrealized appreciation or depreciation on investments	(637,593)	40,014	(91,148)	(66,130,924)	(330,643)	106,879	(36,919,070)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,704	59,317	4,413	3,921,934	50,605	682,340	101,239,128
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,862,059	570,403	313,539	3,203,359	1,103,320	1,184,063	12,857,037
• Contract withdrawals and transfers to annuity reserves	(1,286,339)	(22,913)	(35,248)	(32,922,920)	(337,599)	(261,044)	(141,668,455)
• Contract transfers	(784,391)	36,319	149,958	(2,607,581)	(224,298)	585,174	(30,272,710)
	3,791,329	583,809	428,249	(32,327,142)	541,423	1,508,193	(159,084,128)
Annuity Reserves:
• Annuity Payments	(1,975)	—	—	(15,796)	—	—	(117,414)
• Receipt (reimbursement) of mortality guarantee adjustments	84	—	—	4,237	—	—	4,044
	(1,891)	—	—	(11,559)	—	—	(113,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,789,438	583,809	428,249	(32,338,701)	541,423	1,508,193	(159,197,498)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,826,142	643,126	432,662	(28,416,767)	592,028	2,190,533	(57,958,370)
NET ASSETS AT DECEMBER 31, 2016	$16,824,684	$1,471,459	$1,145,718	$378,822,041	$5,070,326	$8,098,393	$1,372,744,558

See accompanying notes.

	American Funds Growth Fund Class 4 Subaccount	American Funds Growth-Income Fund Class 1 Subaccount	American Funds Growth-Income Fund Class 2 Subaccount	American Funds Growth-Income Fund Class 4 Subaccount	American Funds High-Income Bond Fund Class 1 Subaccount	American Funds International Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,385,095	$2,917,443	$2,071,195,590	$4,572,408	$777,749	$2,008,634
Changes From Operations:
• Net investment income (loss)	(1,276)	25,101	(3,645,033)	125,189	48,512	37,284
• Net realized gain (loss) on investments	3,046,171	408,142	368,826,908	1,460,433	(4,285)	124,399
• Net change in unrealized appreciation or depreciation on investments	(2,523,588)	(406,044)	(361,724,365)	(1,873,975)	(119,385)	(300,189)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	521,307	27,199	3,457,510	(288,353)	(75,158)	(138,506)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	17,625,596	248,349	31,862,314	15,544,020	167,486	1,192,098
• Contract withdrawals and transfers to annuity reserves	(443,556)	(90,400)	(220,695,174)	(915,489)	(25,527)	(77,744)
• Contract transfers	4,468,879	(136,475)	(21,494,103)	1,670,396	49,538	100,076
	21,650,919	21,474	(210,326,963)	16,298,927	191,497	1,214,430
Annuity Reserves:
• Annuity Payments	(749)	—	(268,319)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(34)	—	(22,932)	—	—	—
	(783)	—	(291,251)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,650,136	21,474	(210,618,214)	16,298,927	191,497	1,214,430
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,171,443	48,673	(207,160,704)	16,010,574	116,339	1,075,924
NET ASSETS AT DECEMBER 31, 2015	29,556,538	2,966,116	1,864,034,886	20,582,982	894,088	3,084,558
Changes From Operations:
• Net investment income (loss)	(205,785)	42,262	71,156	71,152	66,382	36,020
• Net realized gain (loss) on investments	2,688,470	352,010	237,706,854	2,521,769	(6,787)	164,158
• Net change in unrealized appreciation or depreciation on investments	1,194,351	(9,690)	(63,111,936)	283,030	105,922	(101,046)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,677,036	384,582	174,666,074	2,875,951	165,517	99,132
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	16,355,739	851,696	20,995,179	11,309,310	324,828	949,076
• Contract withdrawals and transfers to annuity reserves	(1,949,086)	(68,935)	(182,131,592)	(1,954,243)	(26,726)	(62,409)
• Contract transfers	4,447,417	222,368	(20,580,576)	1,928,603	(50,786)	(570,166)
	18,854,070	1,005,129	(181,716,989)	11,283,670	247,316	316,501
Annuity Reserves:
• Annuity Payments	(1,743)	—	(248,051)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	75	—	(15,052)	—	—	—
	(1,668)	—	(263,103)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	18,852,402	1,005,129	(181,980,092)	11,283,670	247,316	316,501
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,529,438	1,389,711	(7,314,018)	14,159,621	412,833	415,633
NET ASSETS AT DECEMBER 31, 2016	$52,085,976	$4,355,827	$1,856,720,868	$34,742,603	$1,306,921	$3,500,191

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds International Fund Class 2 Subaccount	American Funds International Fund Class 4 Subaccount	American Funds International Growth and Income Fund Class 1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P1 Subaccount	American Funds Managed Risk Asset Allocation Fund Class P2 Subaccount	American Funds Managed Risk Blue Chip Income and Growth Fund Class P1 Subaccount	American Funds Managed Risk Growth Fund Class P1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$729,574,567	$3,027,225	$1,533,911	$749,950	$6,299,380	$101,228	$68,833
Changes From Operations:
• Net investment income (loss)	347,052	59,774	24,283	9,446	40,350	(557)	(374)
• Net realized gain (loss) on investments	53,436,802	293,197	22,421	16,017	306,839	405	2,734
• Net change in unrealized appreciation or depreciation on investments	(93,717,795)	(1,310,123)	(148,260)	(38,232)	(913,583)	(7,336)	(899)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(39,933,941)	(957,152)	(101,556)	(12,769)	(566,394)	(7,488)	1,461
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,357,501	7,319,928	139,680	134,515	21,258,082	—	—
• Contract withdrawals and transfers to annuity reserves	(69,007,796)	(269,532)	(82,468)	(8,160)	(759,450)	(21,031)	(48,891)
• Contract transfers	29,764,995	1,684,076	12,078	26,212	4,850,316	1,120	1
	(24,885,300)	8,734,472	69,290	152,567	25,348,948	(19,911)	(48,890)
Annuity Reserves:
• Annuity Payments	(27,094)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,730	—	—	—	—	—	—
	(24,364)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(24,909,664)	8,734,472	69,290	152,567	25,348,948	(19,911)	(48,890)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(64,843,605)	7,777,320	(32,266)	139,798	24,782,554	(27,399)	(47,429)
NET ASSETS AT DECEMBER 31, 2015	664,730,962	10,804,545	1,501,645	889,748	31,081,934	73,829	21,404
Changes From Operations:
• Net investment income (loss)	(440,539)	29,186	28,108	9,492	(73,669)	1,119	(274)
• Net realized gain (loss) on investments	52,029,362	612,487	(25,628)	34,808	1,414,440	4,320	10,027
• Net change in unrealized appreciation or depreciation on investments	(36,975,243)	(329,687)	12,147	33,910	1,784,799	13,487	(1,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,613,580	311,986	14,627	78,210	3,125,570	18,926	8,250
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,517,153	4,291,761	66,247	118,250	19,052,822	60,002	88,011
• Contract withdrawals and transfers to annuity reserves	(54,810,894)	(643,165)	(119,229)	(14,220)	(2,404,210)	(3,165)	(75)
• Contract transfers	(997,259)	682,056	(44,540)	136,337	17,937,682	(2,005)	(93)
	(50,291,000)	4,330,652	(97,522)	240,367	34,586,294	54,832	87,843
Annuity Reserves:
• Annuity Payments	(25,698)	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,614	—	—	—	—	—	—
	(23,084)	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,314,084)	4,330,652	(97,522)	240,367	34,586,294	54,832	87,843
TOTAL INCREASE (DECREASE) IN NET ASSETS	(35,700,504)	4,642,638	(82,895)	318,577	37,711,864	73,758	96,093
NET ASSETS AT DECEMBER 31, 2016	$629,030,458	$15,447,183	$1,418,750	$1,208,325	$68,793,798	$147,587	$117,497

See accompanying notes.

	American Funds Managed Risk Growth-Income Fund Class P1 Subaccount	American Funds Managed Risk International Fund Class P1 Subaccount	American Funds Mortgage Fund Class 1 Subaccount	American Funds Mortgage Fund Class 4 Subaccount	American Funds New World Fund Class 1 Subaccount	American Funds New World Fund Class 4 Subaccount
NET ASSETS AT JANUARY 1, 2015	$26,676	$13,648	$276,226	$52,828	$1,645,697	$2,083,507
Changes From Operations:
• Net investment income (loss)	(285)	(136)	1,169	39,044	1,444	(32,594)
• Net realized gain (loss) on investments	(75)	(4)	4,654	10,259	81,858	208,902
• Net change in unrealized appreciation or depreciation on investments	(805)	(1,709)	(3,325)	(67,259)	(164,508)	(725,964)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,165)	(1,849)	2,498	(17,956)	(81,206)	(549,656)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	41,187	28,447	2,725,484	464,451	7,034,975
• Contract withdrawals and transfers to annuity reserves	(1,353)	—	(55,747)	(40,379)	(67,061)	(217,356)
• Contract transfers	(372)	2,288	(1,302)	2,074,488	106,458	1,447,598
	(1,725)	43,475	(28,602)	4,759,593	503,848	8,265,217
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,725)	43,475	(28,602)	4,759,593	503,848	8,265,217
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,890)	41,626	(26,104)	4,741,637	422,642	7,715,561
NET ASSETS AT DECEMBER 31, 2015	23,786	55,274	250,122	4,794,465	2,068,339	9,799,068
Changes From Operations:
• Net investment income (loss)	10	196	3,677	4,248	10,267	(59,865)
• Net realized gain (loss) on investments	1,313	(866)	3,475	47,665	(25,783)	(157,667)
• Net change in unrealized appreciation or depreciation on investments	(132)	(499)	(4,268)	(10,209)	133,624	761,479
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,191	(1,169)	2,884	41,704	118,108	543,947
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	30,000	80,302	777,692	712,288	4,139,074
• Contract withdrawals and transfers to annuity reserves	(1,258)	(12,560)	(23,705)	(599,299)	(103,194)	(1,185,927)
• Contract transfers	357	(28,952)	64,238	(393,116)	146,158	1,260,213
	(901)	(11,512)	120,835	(214,723)	755,252	4,213,360
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(901)	(11,512)	120,835	(214,723)	755,252	4,213,360
TOTAL INCREASE (DECREASE) IN NET ASSETS	290	(12,681)	123,719	(173,019)	873,360	4,757,307
NET ASSETS AT DECEMBER 31, 2016	$24,076	$42,593	$373,841	$4,621,446	$2,941,699	$14,556,375

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	American Funds U.S. Government/ AAA-Rated Securities Fund Class 1 Subaccount	BlackRock Global Allocation V.I. Fund Class I Subaccount	BlackRock Global Allocation V.I. Fund Class III Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class I Subaccount	BlackRock iShares Alternative Strategies V.I. Fund Class III Subaccount	Catalyst Dividend Capture VA Fund Subaccount	ClearBridge Variable Aggressive Growth Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$186,388	$1,443,873	$1,314,829,729	$—	$—	$1,389,923	$197,454
Changes From Operations:
• Net investment income (loss)	506	15,148	(8,922,035)	—	13,356	35,900	(140)
• Net realized gain (loss) on investments	2,689	135,185	74,796,918	—	(150)	31,508	17,632
• Net change in unrealized appreciation or depreciation on investments	(1,438)	(192,513)	(98,426,823)	—	(20,025)	(120,689)	(25,028)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,757	(42,180)	(32,551,940)	—	(6,819)	(53,281)	(7,536)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,243	1,075,132	57,138,078	—	375,753	25,528	11,549
• Contract withdrawals and transfers to annuity reserves	(77,570)	(31,798)	(105,815,550)	—	(5,436)	(168,674)	(386)
• Contract transfers	(39,515)	387,331	(34,356,912)	—	151,931	(10,626)	(12,595)
	(60,842)	1,430,665	(83,034,384)	—	522,248	(153,772)	(1,432)
Annuity Reserves:
• Annuity Payments	—	—	(30,097)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	2,627	—	—	—	—
	—	—	(27,470)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(60,842)	1,430,665	(83,061,854)	—	522,248	(153,772)	(1,432)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,085)	1,388,485	(115,613,794)	—	515,429	(207,053)	(8,968)
NET ASSETS AT DECEMBER 31, 2015	127,303	2,832,358	1,199,215,935	—	515,429	1,182,870	188,486
Changes From Operations:
• Net investment income (loss)	2,149	29,672	(5,832,544)	225	63,881	45,567	513
• Net realized gain (loss) on investments	4,577	(27,949)	(15,456,759)	42	6,520	25,062	8,208
• Net change in unrealized appreciation or depreciation on investments	(6,608)	143,258	43,547,748	(52)	(142,572)	(4,776)	(6,504)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118	144,981	22,258,445	215	(72,171)	65,853	2,217
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	52,164	432,340	36,887,249	—	2,440,428	5,747	24,561
• Contract withdrawals and transfers to annuity reserves	(22,059)	(192,090)	(99,272,594)	—	(160,183)	(109,574)	(5,887)
• Contract transfers	89,258	514,291	(40,244,636)	9,108	605,273	237,755	(11,084)
	119,363	754,541	(102,629,981)	9,108	2,885,518	133,928	7,590
Annuity Reserves:
• Annuity Payments	—	—	(33,941)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(1,228)	—	—	—	—
	—	—	(35,169)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	119,363	754,541	(102,665,150)	9,108	2,885,518	133,928	7,590
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,481	899,522	(80,406,705)	9,323	2,813,347	199,781	9,807
NET ASSETS AT DECEMBER 31, 2016	$246,784	$3,731,880	$1,118,809,230	$9,323	$3,328,776	$1,382,651	$198,293

See accompanying notes.

	ClearBridge Variable Aggressive Growth Portfolio Class II Subaccount	ClearBridge Variable Mid Cap Portfolio Class I Subaccount	ClearBridge Variable Mid Cap Portfolio Class II Subaccount	Delaware VIP Diversified Income Series Standard Class Subaccount	Delaware VIP Diversified Income Series Service Class Subaccount	Delaware VIP Emerging Markets Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$4,723,066	$2,559	$14,307,002	$1,143,589	$1,681,645,917	$3,141
Changes From Operations:
• Net investment income (loss)	(129,660)	(763)	(203,430)	57,173	20,244,723	(5)
• Net realized gain (loss) on investments	1,781,284	10,903	1,350,729	19,063	16,895,233	(158)
• Net change in unrealized appreciation or depreciation on investments	(2,686,880)	(12,870)	(787,774)	(152,088)	(89,389,016)	188
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,035,256)	(2,730)	359,525	(75,852)	(52,249,060)	25
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,871,471	36,215	8,885,910	753,546	124,291,838	—
• Contract withdrawals and transfers to annuity reserves	(344,570)	—	(765,188)	(74,244)	(137,523,393)	—
• Contract transfers	5,550,526	140,676	(5,500,139)	1,510,437	75,642,743	(3,166)
	14,077,427	176,891	2,620,583	2,189,739	62,411,188	(3,166)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(59,538)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,930	—
	—	—	—	—	(57,608)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	14,077,427	176,891	2,620,583	2,189,739	62,353,580	(3,166)
TOTAL INCREASE (DECREASE) IN NET ASSETS	13,042,171	174,161	2,980,108	2,113,887	10,104,520	(3,141)
NET ASSETS AT DECEMBER 31, 2015	17,765,237	176,720	17,287,110	3,257,476	1,691,750,437	—
Changes From Operations:
• Net investment income (loss)	(132,256)	1,035	(175,871)	85,451	25,974,775	(382)
• Net realized gain (loss) on investments	364,106	3,137	96,604	(12,534)	(4,380,391)	446
• Net change in unrealized appreciation or depreciation on investments	(218,229)	11,770	1,704,246	10,210	4,597,903	21,520
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,621	15,942	1,624,979	83,127	26,192,287	21,584
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,488,290	45,476	4,131,000	1,284,848	61,281,961	192,389
• Contract withdrawals and transfers to annuity reserves	(962,717)	(21,570)	(1,129,321)	(103,879)	(137,084,284)	(817)
• Contract transfers	(251,417)	97,053	(335,148)	(2,164)	122,596,344	30,151
	1,274,156	120,959	2,666,531	1,178,805	46,794,021	221,723
Annuity Reserves:
• Annuity Payments	—	—	—	—	(55,225)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	2,743	—
	—	—	—	—	(52,482)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,274,156	120,959	2,666,531	1,178,805	46,741,539	221,723
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,287,777	136,901	4,291,510	1,261,932	72,933,826	243,307
NET ASSETS AT DECEMBER 31, 2016	$19,053,014	$313,621	$21,578,620	$4,519,408	$1,764,684,263	$243,307

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Emerging Markets Series Service Class Subaccount	Delaware VIP High Yield Series Standard Class Subaccount	Delaware VIP High Yield Series Service Class Subaccount	Delaware VIP International Value Equity Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Standard Class Subaccount	Delaware VIP Limited-Term Diversified Income Series Service Class Subaccount	Delaware VIP REIT Series Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$325,412,353	$4,346,695	$183,036,976	$159,204	$1,237,024	$1,356,387,266	$5,926,515
Changes From Operations:
• Net investment income (loss)	(3,287,117)	211,941	8,411,923	949	5,056	1,377,533	(9,587)
• Net realized gain (loss) on investments	3,101,996	(243,679)	(581,820)	(14,429)	(718)	(2,109,652)	419,033
• Net change in unrealized appreciation or depreciation on investments	(51,023,845)	(298,935)	(21,148,178)	3,595	(9,555)	(8,867,490)	(327,357)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(51,208,966)	(330,673)	(13,318,075)	(9,885)	(5,217)	(9,599,609)	82,089
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,423,317	10,820	1,200,372	111	22,233	73,827,798	81,548
• Contract withdrawals and transfers to annuity reserves	(27,726,689)	(680,997)	(20,333,924)	(6,945)	(68,975)	(112,556,098)	(740,981)
• Contract transfers	23,858,738	25,496	(8,572,499)	9,300	(48,288)	15,059,530	(1,375,061)
	3,555,366	(644,681)	(27,706,051)	2,466	(95,030)	(23,668,770)	(2,034,494)
Annuity Reserves:
• Annuity Payments	(18,164)	(287)	(18,444)	—	—	(3,441)	(29,257)
• Receipt (reimbursement) of mortality guarantee adjustments	(207)	83	2,400	—	—	12	(449)
	(18,371)	(204)	(16,044)	—	—	(3,429)	(29,706)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,536,995	(644,885)	(27,722,095)	2,466	(95,030)	(23,672,199)	(2,064,200)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,671,971)	(975,558)	(41,040,170)	(7,419)	(100,247)	(33,271,808)	(1,982,111)
NET ASSETS AT DECEMBER 31, 2015	277,740,382	3,371,137	141,996,806	151,785	1,136,777	1,323,115,458	3,944,404
Changes From Operations:
• Net investment income (loss)	(2,170,846)	315,795	7,468,485	574	4,681	711,649	8,760
• Net realized gain (loss) on investments	(379,247)	(46,020)	(4,983,001)	(6,609)	113	(1,519,352)	497,041
• Net change in unrealized appreciation or depreciation on investments	34,790,778	351,383	12,216,340	9,239	4,588	5,812,521	(330,342)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,240,685	621,158	14,701,824	3,204	9,382	5,004,818	175,459
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,409,529	2,605	3,625,786	111	31,029	42,359,091	63,101
• Contract withdrawals and transfers to annuity reserves	(23,390,028)	(618,836)	(19,865,857)	(34,603)	(94,510)	(113,431,669)	(595,541)
• Contract transfers	(15,065,653)	1,953,533	(254,457)	322	33,105	17,199,396	(104,078)
	(34,046,152)	1,337,302	(16,494,528)	(34,170)	(30,376)	(53,873,182)	(636,518)
Annuity Reserves:
• Annuity Payments	(12,338)	(274)	(25,598)	—	—	(57,009)	(22,441)
• Receipt (reimbursement) of mortality guarantee adjustments	—	103	689	—	—	(6,402)	693
	(12,338)	(171)	(24,909)	—	—	(63,411)	(21,748)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(34,058,490)	1,337,131	(16,519,437)	(34,170)	(30,376)	(53,936,593)	(658,266)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,817,805)	1,958,289	(1,817,613)	(30,966)	(20,994)	(48,931,775)	(482,807)
NET ASSETS AT DECEMBER 31, 2016	$275,922,577	$5,329,426	$140,179,193	$120,819	$1,115,783	$1,274,183,683	$3,461,597

See accompanying notes.

	Delaware VIP REIT Series Service Class Subaccount	Delaware VIP Small Cap Value Series Standard Class Subaccount	Delaware VIP Small Cap Value Series Service Class Subaccount	Delaware VIP Smid Cap Growth Series Standard Class Subaccount	Delaware VIP Smid Cap Growth Series Service Class Subaccount	Delaware VIP U.S. Growth Series Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$176,163,124	$7,559,965	$355,732,262	$8,365,583	$147,642,377	$356,087,453
Changes From Operations:
• Net investment income (loss)	(1,120,140)	(48,643)	(3,964,887)	(86,828)	(2,340,403)	(2,915,659)
• Net realized gain (loss) on investments	9,300,069	972,132	44,393,177	1,021,855	17,163,004	44,553,155
• Net change in unrealized appreciation or depreciation on investments	(5,684,534)	(1,454,056)	(66,744,536)	(443,012)	(6,605,814)	(27,691,711)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,495,395	(530,567)	(26,316,246)	492,015	8,216,787	13,945,785
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	12,296,486	72,722	12,751,902	108,046	10,437,633	9,389,499
• Contract withdrawals and transfers to annuity reserves	(17,317,549)	(712,513)	(33,844,681)	(838,710)	(13,960,855)	(28,260,913)
• Contract transfers	(10,238,979)	(21,325)	(7,177,861)	(201,887)	17,924,244	468,958
	(15,260,042)	(661,116)	(28,270,640)	(932,551)	14,401,022	(18,402,456)
Annuity Reserves:
• Annuity Payments	(26,414)	(1,360)	(14,799)	(10,827)	(18,617)	(4,080)
• Receipt (reimbursement) of mortality guarantee adjustments	7,258	104	198	(1,111)	985	1,492
	(19,156)	(1,256)	(14,601)	(11,938)	(17,632)	(2,588)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(15,279,198)	(662,372)	(28,285,241)	(944,489)	14,383,390	(18,405,044)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,783,803)	(1,192,939)	(54,601,487)	(452,474)	22,600,177	(4,459,259)
NET ASSETS AT DECEMBER 31, 2015	163,379,321	6,367,026	301,130,775	7,913,109	170,242,554	351,628,194
Changes From Operations:
• Net investment income (loss)	(1,021,792)	(26,718)	(2,884,452)	(87,511)	(2,779,557)	(2,381,922)
• Net realized gain (loss) on investments	15,093,308	801,762	32,949,544	1,179,131	23,334,329	93,804,790
• Net change in unrealized appreciation or depreciation on investments	(8,247,035)	968,184	54,875,203	(613,493)	(10,147,871)	(113,936,702)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,824,481	1,743,228	84,940,295	478,127	10,406,901	(22,513,834)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,418,695	180,813	10,203,064	90,821	7,335,931	3,364,119
• Contract withdrawals and transfers to annuity reserves	(15,405,771)	(960,051)	(29,573,599)	(850,667)	(15,593,418)	(24,549,725)
• Contract transfers	9,567,184	7,430	(2,372,148)	(242,588)	4,543,487	1,486,254
	2,580,108	(771,808)	(21,742,683)	(1,002,434)	(3,714,000)	(19,699,352)
Annuity Reserves:
• Annuity Payments	(31,635)	(1,340)	(14,045)	(7,029)	(24,676)	(4,751)
• Receipt (reimbursement) of mortality guarantee adjustments	4,275	130	63	55	(3,218)	413
	(27,360)	(1,210)	(13,982)	(6,974)	(27,894)	(4,338)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,552,748	(773,018)	(21,756,665)	(1,009,408)	(3,741,894)	(19,703,690)
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,377,229	970,210	63,183,630	(531,281)	6,665,007	(42,217,524)
NET ASSETS AT DECEMBER 31, 2016	$171,756,550	$7,337,236	$364,314,405	$7,381,828	$176,907,561	$309,410,670

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Delaware VIP Value Series Standard Class Subaccount	Delaware VIP Value Series Service Class Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class A Subaccount	Deutsche Alternative Asset Allocation VIP Portfolio Class B Subaccount	Deutsche Equity 500 Index VIP Portfolio Class A Subaccount	Deutsche Small Cap Index VIP Portfolio Class A Subaccount	Eaton Vance VT Floating-Rate Income Fund Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,091,505	$287,864,246	$852,273	$55,634,524	$7,058,427	$4,366,578	$1,407,375
Changes From Operations:
• Net investment income (loss)	21,912	(530,488)	16,297	577,624	1,634	(20,300)	75,209
• Net realized gain (loss) on investments	376,261	17,983,414	(897)	(42,784)	729,320	451,339	(16,515)
• Net change in unrealized appreciation or depreciation on investments	(520,632)	(23,858,486)	(85,768)	(5,224,558)	(767,435)	(651,828)	(233,270)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(122,459)	(6,405,560)	(70,368)	(4,689,718)	(36,481)	(220,789)	(174,576)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	63,927	14,879,233	106,085	5,797,067	191,041	62,519	3,249,022
• Contract withdrawals and transfers to annuity reserves	(751,081)	(31,504,469)	(33,940)	(3,892,351)	(1,012,437)	(390,609)	(314,875)
• Contract transfers	(120,877)	(2,602,261)	66,493	1,108,975	42,021	(304,768)	2,587,638
	(808,031)	(19,227,497)	138,638	3,013,691	(779,375)	(632,858)	5,521,785
Annuity Reserves:
• Annuity Payments	(1,288)	(16,768)	—	(1,443)	(961)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2	1,046	—	1,953	477	—	—
	(1,286)	(15,722)	—	510	(484)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(809,317)	(19,243,219)	138,638	3,014,201	(779,859)	(632,858)	5,521,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	(931,776)	(25,648,779)	68,270	(1,675,517)	(816,340)	(853,647)	5,347,209
NET ASSETS AT DECEMBER 31, 2015	6,159,729	262,215,467	920,543	53,959,007	6,242,087	3,512,931	6,754,584
Changes From Operations:
• Net investment income (loss)	32,834	53,580	11,445	170,190	28,314	(15,184)	187,215
• Net realized gain (loss) on investments	766,369	34,287,578	(6,755)	(516,731)	711,099	337,327	(32,294)
• Net change in unrealized appreciation or depreciation on investments	(11,890)	(745,188)	34,645	2,053,463	(181,894)	281,228	453,016
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	787,313	33,595,970	39,335	1,706,922	557,519	603,371	607,937
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	82,954	11,131,069	79,763	2,401,099	18,147	22,515	1,679,705
• Contract withdrawals and transfers to annuity reserves	(375,709)	(27,445,068)	(64,383)	(3,759,650)	(714,006)	(372,611)	(1,265,546)
• Contract transfers	276,087	34,494,438	47,898	(961,306)	(117,528)	(143,102)	3,749,055
	(16,668)	18,180,439	63,278	(2,319,857)	(813,387)	(493,198)	4,163,214
Annuity Reserves:
• Annuity Payments	(11,697)	(19,021)	—	(3,396)	(943)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	(954)	473	—	86	519	—	—
	(12,651)	(18,548)	—	(3,310)	(424)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(29,319)	18,161,891	63,278	(2,323,167)	(813,811)	(493,198)	4,163,214
TOTAL INCREASE (DECREASE) IN NET ASSETS	757,994	51,757,861	102,613	(616,245)	(256,292)	110,173	4,771,151
NET ASSETS AT DECEMBER 31, 2016	$6,917,723	$313,973,328	$1,023,156	$53,342,762	$5,985,795	$3,623,104	$11,525,735

See accompanying notes.

	Eaton Vance VT Floating-Rate Income Fund ADV Class Subaccount	Fidelity VIP Contrafund Portfolio Initial Class Subaccount	Fidelity VIP Contrafund Portfolio Service Class 2 Subaccount	Fidelity VIP Equity-Income Portfolio Service Class 2 Subaccount	Fidelity VIP Growth Portfolio Initial Class Subaccount	Fidelity VIP Growth Portfolio Service Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$439,056	$126,513	$1,129,791,103	$—	$5,379,425	$157,076,821
Changes From Operations:
• Net investment income (loss)	28,351	1,820	(9,344,618)	—	(61,591)	(2,769,833)
• Net realized gain (loss) on investments	(1,341)	16,304	142,049,342	—	390,871	13,947,324
• Net change in unrealized appreciation or depreciation on investments	(68,550)	(19,907)	(144,484,225)	—	(32,209)	(3,139,534)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(41,540)	(1,783)	(11,779,501)	—	297,071	8,037,957
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,374,940	165,669	41,148,785	—	55,005	14,084,350
• Contract withdrawals and transfers to annuity reserves	(7,107)	(1,120)	(105,940,728)	—	(478,136)	(15,976,774)
• Contract transfers	288,533	(305)	(10,804,894)	—	(80,923)	2,490,175
	1,656,366	164,244	(75,596,837)	—	(504,054)	597,751
Annuity Reserves:
• Annuity Payments	—	—	(43,662)	—	—	(8,056)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	1,790	—	—	1,008
	—	—	(41,872)	—	—	(7,048)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,656,366	164,244	(75,638,709)	—	(504,054)	590,703
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,614,826	162,461	(87,418,210)	—	(206,983)	8,628,660
NET ASSETS AT DECEMBER 31, 2015	2,053,882	288,974	1,042,372,893	—	5,172,442	165,705,481
Changes From Operations:
• Net investment income (loss)	70,883	3,865	(10,198,053)	(2)	(62,357)	(2,671,246)
• Net realized gain (loss) on investments	(1,238)	24,793	102,553,821	76	755,973	19,516,021
• Net change in unrealized appreciation or depreciation on investments	110,400	24,501	(33,661,114)	—	(752,822)	(18,692,405)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,045	53,159	58,694,654	74	(59,206)	(1,847,630)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,005	933,631	23,942,895	2	137,948	10,555,658
• Contract withdrawals and transfers to annuity reserves	(6,796)	(5,716)	(91,217,794)	(76)	(487,895)	(14,556,119)
• Contract transfers	(90)	71,917	(16,989,026)	—	(807,338)	1,493,497
	(5,881)	999,832	(84,263,925)	(74)	(1,157,285)	(2,506,964)
Annuity Reserves:
• Annuity Payments	—	—	(42,055)	—	—	(5,837)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	4,058	—	—	(131)
	—	—	(37,997)	—	—	(5,968)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,881)	999,832	(84,301,922)	(74)	(1,157,285)	(2,512,932)
TOTAL INCREASE (DECREASE) IN NET ASSETS	174,164	1,052,991	(25,607,268)	—	(1,216,491)	(4,360,562)
NET ASSETS AT DECEMBER 31, 2016	$2,228,046	$1,341,965	$1,016,765,625	$—	$3,955,951	$161,344,919

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Fidelity VIP Mid Cap Portfolio Initial Class Subaccount	Fidelity VIP Mid Cap Portfolio Service Class 2 Subaccount	Fidelity VIP Overseas Portfolio Service Class 2 Subaccount	Fidelity VIP Strategic Income Portfolio Initial Class Subaccount	Fidelity VIP Strategic Income Portfolio Service Class 2 Subaccount	First Trust Dorsey Wright Tactical Core Portfolio Class I Subaccount	First Trust Multi Income Allocation Portfolio Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$588,669	$554,863,646	$—	$—	$—	$—	$424,568
Changes From Operations:
• Net investment income (loss)	294	(7,340,680)	(15)	4,685	31,287	—	30,896
• Net realized gain (loss) on investments	68,725	72,879,357	2,243	386	1,329	—	(25,739)
• Net change in unrealized appreciation or depreciation on investments	(78,181)	(81,540,433)	—	(8,836)	(69,291)	—	(154,517)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(9,162)	(16,001,756)	2,228	(3,765)	(36,675)	—	(149,360)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	61,746	22,653,266	1,379	19,358	1,408,720	—	2,316,669
• Contract withdrawals and transfers to annuity reserves	(6,526)	(42,970,854)	(2,939)	—	(37,663)	—	(83,118)
• Contract transfers	(5,166)	(16,460,775)	(668)	154,083	570,935	—	395,071
	50,054	(36,778,363)	(2,228)	173,441	1,941,992	—	2,628,622
Annuity Reserves:
• Annuity Payments	—	(17,962)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(1,129)	—	—	—	—	—
	—	(19,091)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	50,054	(36,797,454)	(2,228)	173,441	1,941,992	—	2,628,622
TOTAL INCREASE (DECREASE) IN NET ASSETS	40,892	(52,799,210)	—	169,676	1,905,317	—	2,479,262
NET ASSETS AT DECEMBER 31, 2015	629,561	502,064,436	—	169,676	1,905,317	—	2,903,830
Changes From Operations:
• Net investment income (loss)	1,144	(6,420,333)	(5)	15,059	203,136	627	47,061
• Net realized gain (loss) on investments	25,368	30,857,092	315	76	15,727	87,132	4,191
• Net change in unrealized appreciation or depreciation on investments	68,771	25,293,200	—	199	19,637	10,575	232,091
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	95,283	49,729,959	310	15,334	238,500	98,334	283,343
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	526,428	14,029,997	124	41,119	3,549,908	1,344,932	1,451,400
• Contract withdrawals and transfers to annuity reserves	(9,440)	(42,145,676)	(914)	(757)	(147,691)	(40,807)	(243,443)
• Contract transfers	(99,410)	(5,161,775)	480	232,885	2,308,410	525,708	683,007
	417,578	(33,277,454)	(310)	273,247	5,710,627	1,829,833	1,890,964
Annuity Reserves:
• Annuity Payments	—	(14,580)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(951)	—	—	—	—	—
	—	(15,531)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	417,578	(33,292,985)	(310)	273,247	5,710,627	1,829,833	1,890,964
TOTAL INCREASE (DECREASE) IN NET ASSETS	512,861	16,436,974	—	288,581	5,949,127	1,928,167	2,174,307
NET ASSETS AT DECEMBER 31, 2016	$1,142,422	$518,501,410	$—	$458,257	$7,854,444	$1,928,167	$5,078,137

See accompanying notes.

	First Trust Multi Income Allocation Portfolio Class II Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class I Subaccount	First Trust/ Dow Jones Dividend & Income Allocation Portfolio Class II Subaccount	Franklin Founding Funds Allocation VIP Fund Class 4 Subaccount	Franklin Income VIP Fund Class 1 Subaccount	Franklin Income VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,555,694	$—	$6,459,585	$—	$640,251,249
Changes From Operations:
• Net investment income (loss)	1	117,999	111	136,123	(68)	18,744,469
• Net realized gain (loss) on investments	(44)	66,494	—	(538,641)	—	772,492
• Net change in unrealized appreciation or depreciation on investments	—	(297,415)	(209)	(251,816)	(1,111)	(72,130,896)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(43)	(112,922)	(98)	(654,334)	(1,179)	(52,613,935)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	500	6,885,206	—	2,608,360	57,863	28,104,279
• Contract withdrawals and transfers to annuity reserves	—	(234,428)	—	(100,225)	—	(59,905,912)
• Contract transfers	(457)	754,944	6,015	(4,411,613)	103	(9,203,542)
	43	7,405,722	6,015	(1,903,478)	57,966	(41,005,175)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(53,653)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(1,812)
	—	—	—	—	—	(55,465)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	43	7,405,722	6,015	(1,903,478)	57,966	(41,060,640)
TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,292,800	5,917	(2,557,812)	56,787	(93,674,575)
NET ASSETS AT DECEMBER 31, 2015	—	8,848,494	5,917	3,901,773	56,787	546,576,674
Changes From Operations:
• Net investment income (loss)	680	(24,521)	49	120,485	3,516	18,749,767
• Net realized gain (loss) on investments	—	380,208	121	122,517	12	(3,693,202)
• Net change in unrealized appreciation or depreciation on investments	189	851,337	443	362,254	7,138	48,871,536
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	869	1,207,024	613	605,256	10,666	63,928,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	4,878,354	—	1,586,159	37,500	14,173,202
• Contract withdrawals and transfers to annuity reserves	—	(979,311)	—	(182,064)	—	(49,976,187)
• Contract transfers	48,495	2,775,717	(394)	350,948	(236)	(3,303,230)
	48,495	6,674,760	(394)	1,755,043	37,264	(39,106,215)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(49,322)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	(514)
	—	—	—	—	—	(49,836)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	48,495	6,674,760	(394)	1,755,043	37,264	(39,156,051)
TOTAL INCREASE (DECREASE) IN NET ASSETS	49,364	7,881,784	219	2,360,299	47,930	24,772,050
NET ASSETS AT DECEMBER 31, 2016	$49,364	$16,730,278	$6,136	$6,262,072	$104,717	$571,348,724

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Franklin Income VIP Fund Class 4 Subaccount	Franklin Mutual Shares VIP Fund Class 1 Subaccount	Franklin Mutual Shares VIP Fund Class 2 Subaccount	Franklin Mutual Shares VIP Fund Class 4 Subaccount	Franklin Rising Dividends VIP Fund Class 1 Subaccount	Franklin Rising Dividends VIP Fund Class 4 Subaccount	Franklin Small Cap Value VIP Fund Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2015	$7,785,150	$—	$816,349,869	$821,201	$85,754	$2,612,458	$280,716
Changes From Operations:
• Net investment income (loss)	395,927	1,324	14,310,039	56,756	3,849	10,928	1,446
• Net realized gain (loss) on investments	(216,991)	2,955	77,162,663	157,407	25,849	525,957	40,992
• Net change in unrealized appreciation or depreciation on investments	(1,464,682)	(8,166)	(137,178,444)	(451,035)	(42,741)	(882,431)	(64,809)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,285,746)	(3,887)	(45,705,742)	(236,872)	(13,043)	(345,546)	(22,371)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,929,449	26,334	18,022,990	3,033,073	247,224	5,085,334	17,568
• Contract withdrawals and transfers to annuity reserves	(703,306)	(329)	(69,320,849)	(355,132)	(7,693)	(155,666)	(216)
• Contract transfers	998,810	20,578	2,886,114	177,726	91,228	947,061	(2,177)
	10,224,953	46,583	(48,411,745)	2,855,667	330,759	5,876,729	15,175
Annuity Reserves:
• Annuity Payments	—	—	(22,671)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(484)	—	—	—	—
	—	—	(23,155)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,224,953	46,583	(48,434,900)	2,855,667	330,759	5,876,729	15,175
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,939,207	42,696	(94,140,642)	2,618,795	317,716	5,531,183	(7,196)
NET ASSETS AT DECEMBER 31, 2015	16,724,357	42,696	722,209,227	3,439,996	403,470	8,143,641	273,520
Changes From Operations:
• Net investment income (loss)	712,454	10,846	5,559,327	28,444	5,334	1,668	1,999
• Net realized gain (loss) on investments	(182,465)	41,417	73,019,028	276,316	50,794	1,096,722	44,505
• Net change in unrealized appreciation or depreciation on investments	2,037,405	24,069	20,827,938	319,623	13,345	350,516	38,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,567,394	76,332	99,406,293	624,383	69,473	1,448,906	84,861
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	3,274,204	538,579	7,631,659	1,700,307	46,079	3,893,023	13,296
• Contract withdrawals and transfers to annuity reserves	(1,343,291)	(2,236)	(56,883,306)	(235,833)	(37,972)	(466,206)	(3,191)
• Contract transfers	3,774,030	(18,321)	(39,357,432)	(25,673)	167,647	2,990,073	14,105
	5,704,943	518,022	(88,609,079)	1,438,801	175,754	6,416,890	24,210
Annuity Reserves:
• Annuity Payments	—	—	(26,738)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(807)	—	—	—	—
	—	—	(27,545)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,704,943	518,022	(88,636,624)	1,438,801	175,754	6,416,890	24,210
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,272,337	594,354	10,769,669	2,063,184	245,227	7,865,796	109,071
NET ASSETS AT DECEMBER 31, 2016	$24,996,694	$637,050	$732,978,896	$5,503,180	$648,697	$16,009,437	$382,591

See accompanying notes.

	Franklin Small Cap Value VIP Fund Class 4 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 1 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 2 Subaccount	Franklin Small-Mid Cap Growth VIP Fund Class 4 Subaccount	Goldman Sachs VIT Large Cap Value Fund Service Shares Subaccount	Goldman Sachs VIT Government Money Market Fund Institutional Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$729,615	$—	$—	$631,684	$170,988,409	$330,156
Changes From Operations:
• Net investment income (loss)	(10,965)	(19)	(4)	(19,521)	339,676	(1,301)
• Net realized gain (loss) on investments	206,784	1,106	29	238,919	20,236,836	—
• Net change in unrealized appreciation or depreciation on investments	(403,919)	(1,421)	(62)	(374,982)	(29,137,971)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(208,100)	(334)	(37)	(155,584)	(8,561,459)	(1,301)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,699,740	5,501	248	1,693,598	1,408,004	2,214,600
• Contract withdrawals and transfers to annuity reserves	(39,433)	—	(765)	(160,842)	(13,545,384)	(371,886)
• Contract transfers	120,843	60	554	93,088	2,458,567	(1,342,529)
	1,781,150	5,561	37	1,625,844	(9,678,813)	500,185
Annuity Reserves:
• Annuity Payments	—	—	—	(719)	(2,312)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(37)	(1)	—
	—	—	—	(756)	(2,313)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,781,150	5,561	37	1,625,088	(9,681,126)	500,185
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,573,050	5,227	—	1,469,504	(18,242,585)	498,884
NET ASSETS AT DECEMBER 31, 2015	2,302,665	5,227	—	2,101,188	152,745,824	829,040
Changes From Operations:
• Net investment income (loss)	(21,171)	(268)	(31)	(28,631)	1,333,677	(1,510)
• Net realized gain (loss) on investments	431,071	5,065	728	136,799	770,764	—
• Net change in unrealized appreciation or depreciation on investments	582,656	(2,447)	62	(28,089)	13,078,399	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	992,556	2,350	759	80,079	15,182,840	(1,510)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,355,149	39,179	9	736,143	1,328,362	5,807,435
• Contract withdrawals and transfers to annuity reserves	(112,216)	(668)	(768)	(222,818)	(10,913,281)	(33,174)
• Contract transfers	1,425,515	153,724	—	543,271	(5,632,942)	(5,167,495)
	2,668,448	192,235	(759)	1,056,596	(15,217,861)	606,766
Annuity Reserves:
• Annuity Payments	—	—	—	(1,576)	(2,152)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	67	—	—
	—	—	—	(1,509)	(2,152)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,668,448	192,235	(759)	1,055,087	(15,220,013)	606,766
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,661,004	194,585	—	1,135,166	(37,173)	605,256
NET ASSETS AT DECEMBER 31, 2016	$5,963,669	$199,812	$—	$3,236,354	$152,708,651	$1,434,296

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Goldman Sachs VIT Government Money Market Fund Service Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares Subaccount	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares Subaccount	Goldman Sachs VIT Strategic Income Fund Advisor Shares Subaccount	Goldman Sachs VIT Strategic Income Fund Institutional Shares Subaccount	Guggenheim Long Short Equity Fund Subaccount	Guggenheim Multi-Hedge Strategies Fund Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,913,327	$761,056	$29,011	$725,079	$—	$337,506	$504,099
Changes From Operations:
• Net investment income (loss)	(316,636)	23,392	501	37,843	—	(17,383)	(8,955)
• Net realized gain (loss) on investments	—	(40,476)	—	(13,166)	—	(704)	7,400
• Net change in unrealized appreciation or depreciation on investments	—	(176,506)	(1,966)	(104,886)	—	(18,575)	3,572
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(316,636)	(193,590)	(1,465)	(80,209)	—	(36,662)	2,017
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,065,497	2,296,568	—	2,453,725	—	1,978,883	1,543,469
• Contract withdrawals and transfers to annuity reserves	(9,157,368)	(34,328)	—	(81,089)	—	(44,454)	(46,806)
• Contract transfers	(17,560,879)	(325,830)	897	709,621	—	1,249,200	1,501,415
	29,347,250	1,936,410	897	3,082,257	—	3,183,629	2,998,078
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	29,347,250	1,936,410	897	3,082,257	—	3,183,629	2,998,078
TOTAL INCREASE (DECREASE) IN NET ASSETS	29,030,614	1,742,820	(568)	3,002,048	—	3,146,967	3,000,095
NET ASSETS AT DECEMBER 31, 2015	35,943,941	2,503,876	28,443	3,727,127	—	3,484,473	3,504,194
Changes From Operations:
• Net investment income (loss)	(475,154)	(10,373)	471	40,654	243	(36,850)	(42,468)
• Net realized gain (loss) on investments	—	(74,469)	(790)	(43,287)	—	(36,424)	(3,255)
• Net change in unrealized appreciation or depreciation on investments	—	67,159	699	(1,237)	(106)	46,695	(15,394)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(475,154)	(17,683)	380	(3,870)	137	(26,579)	(61,117)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	33,869,585	495,061	3,244	836,389	—	460,937	1,050,476
• Contract withdrawals and transfers to annuity reserves	(12,745,990)	(156,009)	—	(163,478)	(124)	(330,824)	(377,737)
• Contract transfers	(9,127,302)	(264,117)	24,541	662,402	24,543	(204,511)	26,620
	11,996,293	74,935	27,785	1,335,313	24,419	(74,398)	699,359
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	11,996,293	74,935	27,785	1,335,313	24,419	(74,398)	699,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,521,139	57,252	28,165	1,331,443	24,556	(100,977)	638,242
NET ASSETS AT DECEMBER 31, 2016	$47,465,080	$2,561,128	$56,608	$5,058,570	$24,556	$3,383,496	$4,142,436

See accompanying notes.

	Hartford Capital Appreciation HLS Fund Class IA Subaccount	Hartford Capital Appreciation HLS Fund Class IC Subaccount	Invesco V.I. American Franchise Fund Series I Subaccount	Invesco V.I. American Franchise Fund Series II Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series I Subaccount	Invesco V.I. Balanced-Risk Allocation Fund Series II Subaccount
NET ASSETS AT JANUARY 1, 2015	$49,359	$1,575,774	$2,631,394	$1,160,140	$163,613	$1,409,936
Changes From Operations:
• Net investment income (loss)	463	(18,524)	(37,386)	(19,310)	7,158	153,435
• Net realized gain (loss) on investments	15,424	889,526	85,523	86,700	16,538	406,618
• Net change in unrealized appreciation or depreciation on investments	(17,194)	(1,025,609)	39,300	(40,761)	(32,856)	(900,601)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,307)	(154,607)	87,437	26,629	(9,160)	(340,548)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	31,994	3,765,536	21,563	96,255	28,713	4,711,848
• Contract withdrawals and transfers to annuity reserves	—	(137,184)	(160,649)	(198,666)	(1,945)	(135,451)
• Contract transfers	(146)	1,058,467	(26,900)	309,848	—	394,408
	31,848	4,686,819	(165,986)	207,437	26,768	4,970,805
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	31,848	4,686,819	(165,986)	207,437	26,768	4,970,805
TOTAL INCREASE (DECREASE) IN NET ASSETS	30,541	4,532,212	(78,549)	234,066	17,608	4,630,257
NET ASSETS AT DECEMBER 31, 2015	79,900	6,107,986	2,552,845	1,394,206	181,221	6,040,193
Changes From Operations:
• Net investment income (loss)	586	(31,215)	(34,655)	(21,764)	16	(84,323)
• Net realized gain (loss) on investments	6,790	492,704	283,706	146,851	(3,935)	(65,987)
• Net change in unrealized appreciation or depreciation on investments	(3,368)	(140,675)	(229,765)	(128,922)	23,090	853,995
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,008	320,814	19,286	(3,835)	19,171	703,685
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	2,040,120	29,540	5,331	188	3,052,718
• Contract withdrawals and transfers to annuity reserves	(2,446)	(231,077)	(148,135)	(118,233)	(888)	(722,043)
• Contract transfers	—	411,461	3,841	(15,427)	(20,223)	2,426,042
	(2,446)	2,220,504	(114,754)	(128,329)	(20,923)	4,756,717
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,446)	2,220,504	(114,754)	(128,329)	(20,923)	4,756,717
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,562	2,541,318	(95,468)	(132,164)	(1,752)	5,460,402
NET ASSETS AT DECEMBER 31, 2016	$81,462	$8,649,304	$2,457,377	$1,262,042	$179,469	$11,500,595

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Invesco V.I. Comstock Fund Series I Subaccount	Invesco V.I. Comstock Fund Series II Subaccount	Invesco V.I. Core Equity Fund Series I Subaccount	Invesco V.I. Core Equity Fund Series II Subaccount	Invesco V.I. Diversified Dividend Fund Series I Subaccount	Invesco V.I. Diversified Dividend Fund Series II Subaccount	Invesco V.I. Equally- Weighted S&P 500 Fund Series I Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$1,123,603	$8,378,083	$2,328,434	$20,112	$703,253	$—
Changes From Operations:
• Net investment income (loss)	755	17,665	(29,078)	(15,559)	389	17,719	99
• Net realized gain (loss) on investments	113	13,600	1,192,069	350,017	194	8,609	1,439
• Net change in unrealized appreciation or depreciation on investments	(3,772)	(182,894)	(1,712,342)	(492,754)	(223)	(64,541)	(1,853)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,904)	(151,629)	(549,351)	(158,296)	360	(38,213)	(315)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	75,671	1,335,564	134,352	19,609	10,068	3,116,361	4,754
• Contract withdrawals and transfers to annuity reserves	—	(40,284)	(1,032,512)	(233,477)	—	(76,488)	—
• Contract transfers	3,291	(16,678)	(100,039)	(176,457)	(1,670)	1,619,183	5,009
	78,962	1,278,602	(998,199)	(390,325)	8,398	4,659,056	9,763
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(3,266)	—	—	—	—
	—	—	(3,266)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	78,962	1,278,602	(1,001,465)	(390,325)	8,398	4,659,056	9,763
TOTAL INCREASE (DECREASE) IN NET ASSETS	76,058	1,126,973	(1,550,816)	(548,621)	8,758	4,620,843	9,448
NET ASSETS AT DECEMBER 31, 2015	76,058	2,250,576	6,827,267	1,779,813	28,870	5,324,096	9,448
Changes From Operations:
• Net investment income (loss)	1,452	8,532	(47,819)	(18,290)	219	29,967	116
• Net realized gain (loss) on investments	9,136	203,126	684,509	177,180	2,434	97,560	1,118
• Net change in unrealized appreciation or depreciation on investments	7,036	241,880	(68,882)	(31,447)	3,301	1,294,130	1,534
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,624	453,538	567,808	127,443	5,954	1,421,657	2,768
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	37,605	845,091	35,068	3,500	28,787	4,416,743	23,502
• Contract withdrawals and transfers to annuity reserves	(1,534)	(141,406)	(521,129)	(198,192)	(30,654)	(378,942)	(154)
• Contract transfers	(2,582)	201,332	(293,958)	(128,122)	(1,058)	5,304,333	(6,857)
	33,489	905,017	(780,019)	(322,814)	(2,925)	9,342,134	16,491
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	33,489	905,017	(780,019)	(322,814)	(2,925)	9,342,134	16,491
TOTAL INCREASE (DECREASE) IN NET ASSETS	51,113	1,358,555	(212,211)	(195,371)	3,029	10,763,791	19,259
NET ASSETS AT DECEMBER 31, 2016	$127,171	$3,609,131	$6,615,056	$1,584,442	$31,899	$16,087,887	$28,707

See accompanying notes.

	Invesco V.I. Equally- Weighted S&P 500 Fund Series II Subaccount	Invesco V.I. Equity and Income Fund Series I Subaccount	Invesco V.I. Equity and Income Fund Series II Subaccount	Invesco V.I. International Growth Fund Series I Subaccount	Invesco V.I. International Growth Fund Series II Subaccount	Ivy VIP Asset Strategy Portfolio Subaccount
NET ASSETS AT JANUARY 1, 2015	$1,483,592	$—	$1,296,474	$2,385,899	$11,617,442	$4,127,237
Changes From Operations:
• Net investment income (loss)	23,167	—	68,689	2,524	1,827	(65,445)
• Net realized gain (loss) on investments	1,321,523	—	310,612	144,685	(13,524)	1,065,546
• Net change in unrealized appreciation or depreciation on investments	(1,752,132)	—	(569,699)	(241,842)	(1,361,235)	(1,936,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(407,442)	—	(190,398)	(94,633)	(1,372,932)	(936,407)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	6,335,395	—	2,829,695	128,256	6,840,767	6,030,880
• Contract withdrawals and transfers to annuity reserves	(262,132)	—	(83,128)	(256,681)	(1,369,810)	(415,435)
• Contract transfers	1,694,660	—	625,217	116,803	8,787,728	874,271
	7,767,923	—	3,371,784	(11,622)	14,258,685	6,489,716
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,388)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,828	—
	—	—	—	—	440	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,767,923	—	3,371,784	(11,622)	14,259,125	6,489,716
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,360,481	—	3,181,386	(106,255)	12,886,193	5,553,309
NET ASSETS AT DECEMBER 31, 2015	8,844,073	—	4,477,860	2,279,644	24,503,635	9,680,546
Changes From Operations:
• Net investment income (loss)	(91,844)	(10)	27,180	(81)	(72,764)	(56,300)
• Net realized gain (loss) on investments	262,370	1	124,345	98,149	(177,330)	(607,853)
• Net change in unrealized appreciation or depreciation on investments	1,268,800	705	662,653	(133,513)	(304,434)	306,549
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,439,326	696	814,178	(35,445)	(554,528)	(357,604)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,888,462	—	1,412,511	41,721	3,648,070	993,121
• Contract withdrawals and transfers to annuity reserves	(503,584)	(43)	(295,200)	(213,129)	(1,648,843)	(306,489)
• Contract transfers	2,955,136	17,486	1,130,470	(134,916)	5,295,925	(1,381,500)
	5,340,014	17,443	2,247,781	(306,324)	7,295,152	(694,868)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(3,223)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	80	—
	—	—	—	—	(3,143)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,340,014	17,443	2,247,781	(306,324)	7,292,009	(694,868)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,779,340	18,139	3,061,959	(341,769)	6,737,481	(1,052,472)
NET ASSETS AT DECEMBER 31, 2016	$15,623,413	$18,139	$7,539,819	$1,937,875	$31,241,116	$8,628,074

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Ivy VIP Energy Portfolio Subaccount	Ivy VIP High Income Portfolio Subaccount	Ivy VIP Micro Cap Growth Portfolio Subaccount	Ivy VIP Mid Cap Growth Portfolio Subaccount	Ivy VIP Science and Technology Portfolio Subaccount	Janus Aspen Balanced Portfolio Service Shares Subaccount	Janus Aspen Enterprise Portfolio Service Shares Subaccount
NET ASSETS AT JANUARY 1, 2015	$882,727	$2,334,101	$400,406	$672,504	$1,810,902	$16,990,797	$5,735,064
Changes From Operations:
• Net investment income (loss)	(28,189)	204,460	(12,510)	(20,336)	(69,774)	(44,087)	(63,380)
• Net realized gain (loss) on investments	(120,373)	(28,123)	139,498	79,398	232,197	1,121,351	1,043,745
• Net change in unrealized appreciation or depreciation on investments	(826,888)	(831,284)	(307,593)	(254,688)	(802,902)	(1,312,275)	(860,262)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(975,450)	(654,947)	(180,605)	(195,626)	(640,479)	(235,011)	120,103
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,730,894	5,250,207	1,301,293	1,991,649	7,135,194	138,413	71,278
• Contract withdrawals and transfers to annuity reserves	(58,209)	(119,306)	(6,331)	(102,010)	(129,153)	(3,309,387)	(806,500)
• Contract transfers	1,398,418	746,562	3,050	596,494	1,467,103	284,082	501,996
	4,071,103	5,877,463	1,298,012	2,486,133	8,473,144	(2,886,892)	(233,226)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(593)	(6,326)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(27)	(3,599)	—
	—	—	—	—	(620)	(9,925)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,071,103	5,877,463	1,298,012	2,486,133	8,472,524	(2,896,817)	(233,226)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,095,653	5,222,516	1,117,407	2,290,507	7,832,045	(3,131,828)	(113,123)
NET ASSETS AT DECEMBER 31, 2015	3,978,380	7,556,617	1,517,813	2,963,011	9,642,947	13,858,969	5,621,941
Changes From Operations:
• Net investment income (loss)	(57,372)	569,782	(23,149)	(44,435)	(120,069)	43,382	(95,347)
• Net realized gain (loss) on investments	(37,715)	(130,528)	118,137	144,578	(1,223)	436,109	688,749
• Net change in unrealized appreciation or depreciation on investments	1,814,405	960,713	180,140	119,401	260,255	(144,157)	(10,245)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,719,318	1,399,967	275,128	219,544	138,963	335,334	583,157
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,278,860	2,917,737	579,882	1,165,362	1,754,393	138,234	41,848
• Contract withdrawals and transfers to annuity reserves	(380,188)	(433,460)	(75,238)	(234,419)	(462,648)	(1,822,969)	(494,787)
• Contract transfers	745,704	1,236,126	783,574	446,379	213,877	923,474	520,330
	1,644,376	3,720,403	1,288,218	1,377,322	1,505,622	(761,261)	67,391
Annuity Reserves:
• Annuity Payments	—	—	—	—	(1,260)	(5,971)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	53	(1)	—
	—	—	—	—	(1,207)	(5,972)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,644,376	3,720,403	1,288,218	1,377,322	1,504,415	(767,233)	67,391
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,363,694	5,120,370	1,563,346	1,596,866	1,643,378	(431,899)	650,548
NET ASSETS AT DECEMBER 31, 2016	$7,342,074	$12,676,987	$3,081,159	$4,559,877	$11,286,325	$13,427,070	$6,272,489

See accompanying notes.

	Janus Aspen Global Research Portfolio Service Shares Subaccount	JPMorgan Insurance Trust Global Allocation Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Income Builder Portfolio Class 2 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1 Subaccount	JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2 Subaccount	Lord Abbett Bond Debenture Portfolio Class VC Subaccount
NET ASSETS AT JANUARY 1, 2015	$960,519	$—	$—	$51,852	$1,581,231	$1,579,707
Changes From Operations:
• Net investment income (loss)	(9,613)	19,736	4,046	118	(24,567)	250,645
• Net realized gain (loss) on investments	63,183	4,975	112	8,066	464,693	(5,968)
• Net change in unrealized appreciation or depreciation on investments	(81,676)	(74,258)	(4,310)	(12,620)	(856,139)	(543,866)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(28,106)	(49,547)	(152)	(4,436)	(416,013)	(299,189)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,136	1,305,163	237,457	14,669	3,290,973	5,358,675
• Contract withdrawals and transfers to annuity reserves	(175,055)	(45,124)	—	(137)	(98,730)	(294,058)
• Contract transfers	(1,609)	781,574	16,401	5,145	1,181,558	828,174
	(163,528)	2,041,613	253,858	19,677	4,373,801	5,892,791
Annuity Reserves:
• Annuity Payments	(922)	—	—	—	—	(1,054)
• Receipt (reimbursement) of mortality guarantee adjustments	453	—	—	—	—	(52)
	(469)	—	—	—	—	(1,106)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(163,997)	2,041,613	253,858	19,677	4,373,801	5,891,685
TOTAL INCREASE (DECREASE) IN NET ASSETS	(192,103)	1,992,066	253,706	15,241	3,957,788	5,592,496
NET ASSETS AT DECEMBER 31, 2015	768,416	1,992,066	253,706	67,093	5,539,019	7,172,203
Changes From Operations:
• Net investment income (loss)	(4,684)	55,858	24,403	84	(46,202)	501,509
• Net realized gain (loss) on investments	26,858	5,790	3,511	6,898	599,854	(12,548)
• Net change in unrealized appreciation or depreciation on investments	(20,937)	100,923	12,847	5,149	204,790	570,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,237	162,571	40,761	12,131	758,442	1,058,975
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	13,148	877,197	742,024	63,587	1,937,302	4,301,793
• Contract withdrawals and transfers to annuity reserves	(82,243)	(186,495)	(43,945)	(3,247)	(360,996)	(612,851)
• Contract transfers	(14,860)	826,315	194,857	13,380	1,523,340	2,147,068
	(83,955)	1,517,017	892,936	73,720	3,099,646	5,836,010
Annuity Reserves:
• Annuity Payments	(817)	—	—	—	—	(2,496)
• Receipt (reimbursement) of mortality guarantee adjustments	448	—	—	—	—	107
	(369)	—	—	—	—	(2,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(84,324)	1,517,017	892,936	73,720	3,099,646	5,833,621
TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,087)	1,679,588	933,697	85,851	3,858,088	6,892,596
NET ASSETS AT DECEMBER 31, 2016	$685,329	$3,671,654	$1,187,403	$152,944	$9,397,107	$14,064,799

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Lord Abbett Developing Growth Portfolio Class VC Subaccount	Lord Abbett Fundamental Equity Portfolio Class VC Subaccount	Lord Abbett Short Duration Income Portfolio Class VC Subaccount	LVIP American Balanced Allocation Fund Standard Class Subaccount	LVIP American Balanced Allocation Fund Service Class Subaccount	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$892,992	$16,471,424	$2,631,988	$9,024,440	$2,624,183	$84,015,445	$552,545
Changes From Operations:
• Net investment income (loss)	(26,353)	26,846	220,920	214,167	232,885	192,350	13,949
• Net realized gain (loss) on investments	(3,397)	1,337,257	(6,213)	297,323	272,624	791,029	6,174
• Net change in unrealized appreciation or depreciation on investments	(467,713)	(2,038,518)	(339,768)	(652,200)	(812,722)	(8,779,153)	(36,694)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(497,463)	(674,415)	(125,061)	(140,710)	(307,213)	(7,795,774)	(16,571)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,638,519	171,284	6,622,953	638,275	8,200,767	56,039,929	29,763
• Contract withdrawals and transfers to annuity reserves	(117,260)	(857,421)	(229,873)	(478,699)	(308,599)	(5,254,111)	(5,667)
• Contract transfers	647,517	(525,320)	4,285,461	354,054	2,169,858	21,576,493	(269)
	3,168,776	(1,211,457)	10,678,541	513,630	10,062,026	72,362,311	23,827
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,168,776	(1,211,457)	10,678,541	513,630	10,062,026	72,362,311	23,827
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,671,313	(1,885,872)	10,553,480	372,920	9,754,813	64,566,537	7,256
NET ASSETS AT DECEMBER 31, 2015	3,564,305	14,585,552	13,185,468	9,397,360	12,378,996	148,581,982	559,801
Changes From Operations:
• Net investment income (loss)	(45,375)	24,754	275,883	32,561	206,326	(204,466)	7,614
• Net realized gain (loss) on investments	(153,955)	274,170	(90,912)	589,388	787,580	897,863	(110)
• Net change in unrealized appreciation or depreciation on investments	131,812	1,677,925	62,360	(2,121)	(103,484)	26,744,582	17,279
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(67,518)	1,976,849	247,331	619,828	890,422	27,437,979	24,783
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	898,642	46,372	4,503,890	3,197,828	8,249,709	12,591,346	76,011
• Contract withdrawals and transfers to annuity reserves	(186,519)	(991,061)	(1,277,316)	(310,404)	(1,204,405)	(9,578,181)	(6,403)
• Contract transfers	61,573	(1,113,256)	680,125	(7,396,551)	4,576,563	61,342,332	330
	773,696	(2,057,945)	3,906,699	(4,509,127)	11,621,867	64,355,497	69,938
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	773,696	(2,057,945)	3,906,699	(4,509,127)	11,621,867	64,355,497	69,938
TOTAL INCREASE (DECREASE) IN NET ASSETS	706,178	(81,096)	4,154,030	(3,889,299)	12,512,289	91,793,476	94,721
NET ASSETS AT DECEMBER 31, 2016	$4,270,483	$14,504,456	$17,339,498	$5,508,061	$24,891,285	$240,375,458	$654,522

See accompanying notes.

	LVIP American Global Balanced Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP American Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP American Global Growth Fund Service Class II Subaccount	LVIP American Global Small Capitalization Fund Service Class II Subaccount	LVIP American Growth Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,890,820	$860,217	$19,140,578	$90,301,665	$67,612,887	$732,076
Changes From Operations:
• Net investment income (loss)	259,894	24,919	1,024,878	(52,754)	(996,736)	27,503
• Net realized gain (loss) on investments	120,844	15,335	50,958	11,143,420	3,219,924	53,352
• Net change in unrealized appreciation or depreciation on investments	(1,013,926)	(54,402)	(4,059,893)	(7,120,930)	(3,604,585)	(129,011)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(633,188)	(14,148)	(2,984,057)	3,969,736	(1,381,397)	(48,156)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,812,126	384,790	31,402,214	13,276,159	4,546,970	644,577
• Contract withdrawals and transfers to annuity reserves	(318,792)	(319,985)	(1,199,057)	(6,903,110)	(4,349,299)	(184,226)
• Contract transfers	2,462,244	(1,052)	7,396,022	15,622,219	2,163,866	98,523
	10,955,578	63,753	37,599,179	21,995,268	2,361,537	558,874
Annuity Reserves:
• Annuity Payments	—	—	—	(2,890)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	2,604	—	—
	—	—	—	(286)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,955,578	63,753	37,599,179	21,994,982	2,361,537	558,874
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,322,390	49,605	34,615,122	25,964,718	980,140	510,718
NET ASSETS AT DECEMBER 31, 2015	14,213,210	909,822	53,755,700	116,266,383	68,593,027	1,242,794
Changes From Operations:
• Net investment income (loss)	92,506	5,872	(481)	(864,635)	(985,181)	28,298
• Net realized gain (loss) on investments	(78,767)	(22,691)	(320,077)	10,003,667	5,804,133	99,070
• Net change in unrealized appreciation or depreciation on investments	411,562	29,574	1,292,123	(10,209,564)	(4,763,486)	(12,554)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	425,301	12,755	971,565	(1,070,532)	55,466	114,814
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,808,619	4,250	8,360,012	8,057,908	1,544,820	314,163
• Contract withdrawals and transfers to annuity reserves	(574,477)	(32,968)	(2,810,594)	(6,805,702)	(4,696,606)	(28,399)
• Contract transfers	3,055,524	(228,022)	2,945,927	878,430	(1,963,873)	478,878
	7,289,666	(256,740)	8,495,345	2,130,636	(5,115,659)	764,642
Annuity Reserves:
• Annuity Payments	—	—	—	(5,031)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	98	—	—
	—	—	—	(4,933)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,289,666	(256,740)	8,495,345	2,125,703	(5,115,659)	764,642
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,714,967	(243,985)	9,466,910	1,055,171	(5,060,193)	879,456
NET ASSETS AT DECEMBER 31, 2016	$21,928,177	$665,837	$63,222,610	$117,321,554	$63,532,834	$2,122,250

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP American Growth Allocation Fund Service Class Subaccount	LVIP American Growth Fund Service Class II Subaccount	LVIP American Growth- Income Fund Service Class II Subaccount	LVIP American Income Allocation Fund Standard Class Subaccount	LVIP American International Fund Service Class II Subaccount	LVIP American Preservation Fund Standard Class Subaccount	LVIP American Preservation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,156,759	$303,438,686	$250,402,210	$6,381	$138,656,243	$127,957	$151,898
Changes From Operations:
• Net investment income (loss)	222,233	(4,495,179)	(685,738)	155	(420,429)	383	18,864
• Net realized gain (loss) on investments	393,882	26,769,791	19,345,374	165	2,211,228	60	(12,009)
• Net change in unrealized appreciation or depreciation on investments	(948,962)	(7,980,709)	(20,479,620)	(408)	(11,031,928)	(890)	(61,535)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(332,847)	14,293,903	(1,819,984)	(88)	(9,241,129)	(447)	(54,680)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,929,446	33,679,997	29,238,728	—	9,762,527	5,137	4,292,695
• Contract withdrawals and transfers to annuity reserves	(138,956)	(21,956,132)	(16,762,535)	(68)	(8,266,997)	(52,091)	(22,075)
• Contract transfers	1,556,848	(7,351,171)	12,086,984	(43)	6,808,733	754	(1,060,288)
	10,347,338	4,372,694	24,563,177	(111)	8,304,263	(46,200)	3,210,332
Annuity Reserves:
• Annuity Payments	—	(134,471)	(130,780)	—	(60,327)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(512)	(104)	—	1,279	—	—
	—	(134,983)	(130,884)	—	(59,048)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,347,338	4,237,711	24,432,293	(111)	8,245,215	(46,200)	3,210,332
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,014,491	18,531,614	22,612,309	(199)	(995,914)	(46,647)	3,155,652
NET ASSETS AT DECEMBER 31, 2015	13,171,250	321,970,300	273,014,519	6,182	137,660,329	81,310	3,307,550
Changes From Operations:
• Net investment income (loss)	145,955	(3,986,429)	254,301	1,079	(859,996)	1,423	14,165
• Net realized gain (loss) on investments	722,787	71,791,223	42,803,807	424	8,811,962	(430)	6,496
• Net change in unrealized appreciation or depreciation on investments	(88,047)	(43,457,913)	(16,817,740)	(1,374)	(5,567,369)	(1,056)	(31,611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780,695	24,346,881	26,240,368	129	2,384,597	(63)	(10,950)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,012,735	19,996,265	17,223,345	—	4,471,453	73,143	3,269,065
• Contract withdrawals and transfers to annuity reserves	(1,100,017)	(21,910,002)	(18,034,887)	(881)	(9,123,551)	(1,924)	(643,331)
• Contract transfers	3,332,650	4,131,166	5,449,802	51,648	(211,137)	(34,447)	1,315,661
	6,245,368	2,217,429	4,638,260	50,767	(4,863,235)	36,772	3,941,395
Annuity Reserves:
• Annuity Payments	—	(149,444)	(144,993)	—	(64,434)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(5,301)	(5,415)	—	(2,547)	—	—
	—	(154,745)	(150,408)	—	(66,981)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,245,368	2,062,684	4,487,852	50,767	(4,930,216)	36,772	3,941,395
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,026,063	26,409,565	30,728,220	50,896	(2,545,619)	36,709	3,930,445
NET ASSETS AT DECEMBER 31, 2016	$20,197,313	$348,379,865	$303,742,739	$57,078	$135,114,710	$118,019	$7,237,995

See accompanying notes.

	LVIP AQR Enhanced Global Strategies Fund Standard Class Subaccount	LVIP AQR Enhanced Global Strategies Fund Service Class Subaccount	LVIP Baron Growth Opportunities Fund Standard Class Subaccount	LVIP Baron Growth Opportunities Fund Service Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$14,825	$1,298,239	$524,975	$175,923,220	$351,615	$459,214,185
Changes From Operations:
• Net investment income (loss)	165	11,764	(2,385)	(2,889,968)	514	(132,510)
• Net realized gain (loss) on investments	57	(565)	40,979	21,270,927	(15,638)	1,458,132
• Net change in unrealized appreciation or depreciation on investments	—	(25,064)	(64,166)	(29,511,051)	(7,608)	(35,611,934)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	222	(13,865)	(25,572)	(11,130,092)	(22,732)	(34,286,312)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,155,976	395	10,221,044	6,172	106,590,849
• Contract withdrawals and transfers to annuity reserves	—	(20,133)	(11,602)	(13,953,011)	(8,867)	(27,477,927)
• Contract transfers	(820)	145,912	—	4,613,705	(215,710)	43,844,240
	(820)	1,281,755	(11,207)	881,738	(218,405)	122,957,162
Annuity Reserves:
• Annuity Payments	—	—	—	(20,922)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	369	—	—
	—	—	—	(20,553)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(820)	1,281,755	(11,207)	861,185	(218,405)	122,957,162
TOTAL INCREASE (DECREASE) IN NET ASSETS	(598)	1,267,890	(36,779)	(10,268,907)	(241,137)	88,670,850
NET ASSETS AT DECEMBER 31, 2015	14,227	2,566,129	488,196	165,654,313	110,478	547,885,035
Changes From Operations:
• Net investment income (loss)	(33)	(3,208)	2,195	(1,817,338)	5,418	1,341,237
• Net realized gain (loss) on investments	977	3,112	42,062	13,329,836	622	1,714,287
• Net change in unrealized appreciation or depreciation on investments	(795)	29,352	(11,475)	(6,058,489)	21,822	60,522,167
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	149	29,256	32,782	5,454,009	27,862	63,577,691
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	40,537	134,560	4,679,474	21,000	78,304,952
• Contract withdrawals and transfers to annuity reserves	—	(32,551)	(14,228)	(12,680,657)	(5,196)	(35,949,367)
• Contract transfers	(14,376)	(2,603,371)	—	(11,508,831)	220,726	87,943,294
	(14,376)	(2,595,385)	120,332	(19,510,014)	236,530	130,298,879
Annuity Reserves:
• Annuity Payments	—	—	—	(18,612)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	157	—	2,123
	—	—	—	(18,455)	—	2,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,376)	(2,595,385)	120,332	(19,528,469)	236,530	130,301,002
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,227)	(2,566,129)	153,114	(14,074,460)	264,392	193,878,693
NET ASSETS AT DECEMBER 31, 2016	$—	$—	$641,310	$151,579,853	$374,870	$741,763,728

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class Subaccount	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class Subaccount	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Standard Class Subaccount	LVIP BlackRock Inflation Protected Bond Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$123,192	$166,516,334	$292,902	$753,659,786	$—	$500,779	$789,620,892
Changes From Operations:
• Net investment income (loss)	332	(190,027)	95	(8,505,629)	—	1,068	(3,305,236)
• Net realized gain (loss) on investments	(4,315)	(1,551,636)	9,968	36,999,496	—	(7,409)	(7,093,806)
• Net change in unrealized appreciation or depreciation on investments	(22,694)	(37,046,008)	(22,996)	(89,657,935)	—	(17,258)	(26,020,230)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(26,677)	(38,787,671)	(12,933)	(61,164,068)	—	(23,599)	(36,419,272)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	44,067	45,566,822	20,712	181,381,493	—	160,903	44,718,447
• Contract withdrawals and transfers to annuity reserves	(23,920)	(8,576,950)	(49,732)	(41,284,004)	—	(77,966)	(61,123,701)
• Contract transfers	22,762	48,199,579	4,336	72,706,343	—	93,692	4,507,548
	42,909	85,189,451	(24,684)	212,803,832	—	176,629	(11,897,706)
Annuity Reserves:
• Annuity Payments	—	—	—	(2,053)	—	—	(17,783)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	1,908	—	—	1,942
	—	—	—	(145)	—	—	(15,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	42,909	85,189,451	(24,684)	212,803,687	—	176,629	(11,913,547)
TOTAL INCREASE (DECREASE) IN NET ASSETS	16,232	46,401,780	(37,617)	151,639,619	—	153,030	(48,332,819)
NET ASSETS AT DECEMBER 31, 2015	139,424	212,918,114	255,285	905,299,405	—	653,809	741,288,073
Changes From Operations:
• Net investment income (loss)	3,999	5,374,881	(883)	(8,932,719)	353,343	4,251	(6,121,168)
• Net realized gain (loss) on investments	(27,906)	(42,001,074)	(7,308)	(7,339,702)	(4,356)	(4,401)	(7,336,640)
• Net change in unrealized appreciation or depreciation on investments	34,659	48,743,340	13,031	23,566,061	(391,765)	19,536	25,302,796
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,752	12,117,147	4,840	7,293,640	(42,778)	19,386	11,844,988
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	3,479,747	18,750	59,002,775	20,871,675	134,931	20,267,724
• Contract withdrawals and transfers to annuity reserves	(26,764)	(10,518,369)	(105,067)	(52,801,633)	(555,298)	(82,168)	(62,178,626)
• Contract transfers	(123,412)	(217,996,639)	(13,854)	(8,311,442)	47,170,631	120,421	37,598,715
	(150,176)	(225,035,261)	(100,171)	(2,110,300)	67,487,008	173,184	(4,312,187)
Annuity Reserves:
• Annuity Payments	—	—	—	(3,785)	—	—	(17,615)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	123	—	—	(584)
	—	—	—	(3,662)	—	—	(18,199)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(150,176)	(225,035,261)	(100,171)	(2,113,962)	67,487,008	173,184	(4,330,386)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(139,424)	(212,918,114)	(95,331)	5,179,678	67,444,230	192,570	7,514,602
NET ASSETS AT DECEMBER 31, 2016	$—	$—	$159,954	$910,479,083	$67,444,230	$846,379	$748,802,675

See accompanying notes.

	LVIP BlackRock Multi-Asset Income Fund Standard Class Subaccount	LVIP BlackRock Multi-Asset Income Fund Service Class Subaccount	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class Subaccount	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class Subaccount	LVIP Blended Core Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$207,896	$961,740	$—	$—	$—	$65,848
Changes From Operations:
• Net investment income (loss)	5,360	81,315	—	318	(98,208)	132
• Net realized gain (loss) on investments	(14,446)	(5,380)	—	(1)	(67,942)	152
• Net change in unrealized appreciation or depreciation on investments	(14,488)	(242,910)	—	(7,285)	(1,210,524)	(3,138)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(23,574)	(166,975)	—	(6,968)	(1,376,674)	(2,854)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	486,019	1,988,072	—	306,197	20,245,038	7,500
• Contract withdrawals and transfers to annuity reserves	(26,510)	(79,456)	—	(401)	(232,614)	(1,974)
• Contract transfers	(423,344)	820,736	—	5,732	8,011,964	460
	36,165	2,729,352	—	311,528	28,024,388	5,986
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,165	2,729,352	—	311,528	28,024,388	5,986
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,591	2,562,377	—	304,560	26,647,714	3,132
NET ASSETS AT DECEMBER 31, 2015	220,487	3,524,117	—	304,560	26,647,714	68,980
Changes From Operations:
• Net investment income (loss)	6,408	105,505	166,832	(875)	(345,721)	187
• Net realized gain (loss) on investments	(1,529)	(24,523)	56,521	(11,705)	1,288,501	(37)
• Net change in unrealized appreciation or depreciation on investments	10,298	169,439	1,144,476	7,285	1,210,524	5,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,177	250,421	1,367,829	(5,295)	2,153,304	5,399
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	53,274	2,771,682	29,603,818	103,020	2,691,032	—
• Contract withdrawals and transfers to annuity reserves	(25,212)	(371,412)	(1,619,560)	(13,667)	(1,540,971)	(1,934)
• Contract transfers	(6,538)	124,992	89,024,303	(388,618)	(29,951,079)	(2,175)
	21,524	2,525,262	117,008,561	(299,265)	(28,801,018)	(4,109)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	21,524	2,525,262	117,008,561	(299,265)	(28,801,018)	(4,109)
TOTAL INCREASE (DECREASE) IN NET ASSETS	36,701	2,775,683	118,376,390	(304,560)	(26,647,714)	1,290
NET ASSETS AT DECEMBER 31, 2016	$257,188	$6,299,800	$118,376,390	$—	$—	$70,270

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Blended Core Equity Managed Volatility Fund Service Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class Subaccount	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Standard Class Subaccount	LVIP Blended Mid Cap Managed Volatility Fund Service Class Subaccount	LVIP Clarion Global Real Estate Fund Standard Class Subaccount	LVIP Clarion Global Real Estate Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$61,310,738	$2,252,518	$234,535,641	$—	$248,098,513	$291,225	$105,950,000
Changes From Operations:
• Net investment income (loss)	(605,643)	(44,972)	(4,960,519)	—	(4,661,813)	7,828	1,292,927
• Net realized gain (loss) on investments	567,501	114,309	4,504,606	—	4,468,569	(58)	4,492,885
• Net change in unrealized appreciation or depreciation on investments	(6,166,554)	(83,481)	(1,972,554)	—	(19,661,006)	(12,334)	(9,214,021)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,204,696)	(14,144)	(2,428,467)	—	(19,854,250)	(4,564)	(3,428,209)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	45,223,172	23,163	82,790,158	—	45,614,075	21,221	10,545,918
• Contract withdrawals and transfers to annuity reserves	(3,484,071)	(168,010)	(16,824,634)	—	(13,822,556)	(1,545)	(9,030,631)
• Contract transfers	25,864,745	238,029	60,149,435	—	25,576,693	428	1,614,003
	67,603,846	93,182	126,114,959	—	57,368,212	20,104	3,129,290
Annuity Reserves:
• Annuity Payments	—	—	—	—	(3,683)	—	(7,196)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	1,894	—	206
	—	—	—	—	(1,789)	—	(6,990)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	67,603,846	93,182	126,114,959	—	57,366,423	20,104	3,122,300
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,399,150	79,038	123,686,492	—	37,512,173	15,540	(305,909)
NET ASSETS AT DECEMBER 31, 2015	122,709,888	2,331,556	358,222,133	—	285,610,686	306,765	105,644,091
Changes From Operations:
• Net investment income (loss)	(667,361)	(32,189)	(5,585,840)	(486)	(5,153,778)	12,011	2,298,356
• Net realized gain (loss) on investments	(65,661)	93,618	3,010,128	1,791	6,246,295	878	2,906,371
• Net change in unrealized appreciation or depreciation on investments	12,261,337	(132,995)	(6,743,741)	3,878	(1,146,337)	(9,849)	(5,718,165)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,528,315	(71,566)	(9,319,453)	5,183	(53,820)	3,040	(513,438)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,088,222	27,246	64,257,766	62,734	44,300,552	43,422	5,415,493
• Contract withdrawals and transfers to annuity reserves	(8,393,691)	(176,890)	(23,262,487)	(96)	(18,025,978)	(1,846)	(8,601,683)
• Contract transfers	42,907,604	161,574	53,539,426	11,668	129,305,103	(27,788)	(3,518,156)
	80,602,135	11,930	94,534,705	74,306	155,579,677	13,788	(6,704,346)
Annuity Reserves:
• Annuity Payments	—	—	—	—	(5,086)	—	(11,212)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	78	—	(2,460)
	—	—	—	—	(5,008)	—	(13,672)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	80,602,135	11,930	94,534,705	74,306	155,574,669	13,788	(6,718,018)
TOTAL INCREASE (DECREASE) IN NET ASSETS	92,130,450	(59,636)	85,215,252	79,489	155,520,849	16,828	(7,231,456)
NET ASSETS AT DECEMBER 31, 2016	$214,840,338	$2,271,920	$443,437,385	$79,489	$441,131,535	$323,593	$98,412,635

See accompanying notes.

	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class Subaccount	LVIP Delaware Bond Fund Standard Class Subaccount	LVIP Delaware Bond Fund Service Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Standard Class Subaccount	LVIP Delaware Diversified Floating Rate Fund Service Class Subaccount	LVIP Delaware Foundation Aggressive Allocation Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$106,592,128	$2,647,516,142	$1,279,012	$751,796,586	$6,233,953
Changes From Operations:
• Net investment income (loss)	54,370	576,796	19,341,518	12,852	(2,827,452)	(7,695)
• Net realized gain (loss) on investments	(52,002)	1,129,290	10,903,065	(2,462)	(1,373,779)	434,870
• Net change in unrealized appreciation or depreciation on investments	(1,316,219)	(2,941,189)	(68,948,713)	(36,264)	(15,768,349)	(557,060)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,313,851)	(1,235,103)	(38,704,130)	(25,874)	(19,969,580)	(129,885)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	39,964,677	1,501,589	298,080,282	578,785	55,202,276	13,437
• Contract withdrawals and transfers to annuity reserves	(510,662)	(13,286,997)	(221,078,319)	(106,057)	(50,715,728)	(1,084,176)
• Contract transfers	12,594,791	611,493	137,885,082	23,559	(13,157,067)	(219,498)
	52,048,806	(11,173,915)	214,887,045	496,287	(8,670,519)	(1,290,237)
Annuity Reserves:
• Annuity Payments	—	(41,054)	(75,372)	—	(1,133)	(3,708)
• Receipt (reimbursement) of mortality guarantee adjustments	—	13,077	2,189	—	(208)	1
	—	(27,977)	(73,183)	—	(1,341)	(3,707)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	52,048,806	(11,201,892)	214,813,862	496,287	(8,671,860)	(1,293,944)
TOTAL INCREASE (DECREASE) IN NET ASSETS	50,734,955	(12,436,995)	176,109,732	470,413	(28,641,440)	(1,423,829)
NET ASSETS AT DECEMBER 31, 2015	50,734,955	94,155,133	2,823,625,874	1,749,425	723,155,146	4,810,124
Changes From Operations:
• Net investment income (loss)	(513,440)	846,373	31,704,830	(15,220)	(11,832,951)	(2,138)
• Net realized gain (loss) on investments	1,549,984	1,625,306	37,354,250	(15,316)	(2,968,380)	448,096
• Net change in unrealized appreciation or depreciation on investments	1,033,286	(1,406,880)	(46,800,327)	46,321	16,655,550	(275,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,069,830	1,064,799	22,258,753	15,785	1,854,219	170,075
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	14,098,902	677,316	247,817,075	180,488	21,707,015	7,650
• Contract withdrawals and transfers to annuity reserves	(3,076,428)	(10,756,623)	(230,845,148)	(97,559)	(54,143,639)	(570,194)
• Contract transfers	19,059,296	(558,746)	197,220,596	(501,303)	8,543,091	8,133
	30,081,770	(10,638,053)	214,192,523	(418,374)	(23,893,533)	(554,411)
Annuity Reserves:
• Annuity Payments	—	(47,393)	(98,381)	—	(1,303)	(3,459)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(16,642)	(4,514)	—	(531)	10
	—	(64,035)	(102,895)	—	(1,834)	(3,449)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	30,081,770	(10,702,088)	214,089,628	(418,374)	(23,895,367)	(557,860)
TOTAL INCREASE (DECREASE) IN NET ASSETS	32,151,600	(9,637,289)	236,348,381	(402,589)	(22,041,148)	(387,785)
NET ASSETS AT DECEMBER 31, 2016	$82,886,555	$84,517,844	$3,059,974,255	$1,346,836	$701,113,998	$4,422,339

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Delaware Foundation Aggressive Allocation Fund Service Class Subaccount	LVIP Delaware Social Awareness Fund Standard Class Subaccount	LVIP Delaware Social Awareness Fund Service Class Subaccount	LVIP Delaware Special Opportunities Fund Service Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Standard Class Subaccount	LVIP Dimensional International Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional International Core Equity Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$18,532,982	$9,350,606	$64,510,306	$51,324,683	$2,731,923	$171,228,521	$—
Changes From Operations:
• Net investment income (loss)	(73,726)	(23,358)	(336,126)	(347,527)	4,179	(1,805,117)	2,571
• Net realized gain (loss) on investments	1,424,926	1,503,950	10,224,078	4,653,138	(18,034)	(770,103)	(1,066)
• Net change in unrealized appreciation or depreciation on investments	(1,860,758)	(1,679,596)	(11,484,361)	(5,127,655)	(39,910)	(12,929,778)	(1,508)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(509,558)	(199,004)	(1,596,409)	(822,044)	(53,765)	(15,504,998)	(3)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	110,448	109,189	4,135,107	2,286,801	57,543	50,633,979	106,150
• Contract withdrawals and transfers to annuity reserves	(2,375,565)	(928,038)	(6,685,943)	(3,979,943)	(43,684)	(10,442,061)	(128)
• Contract transfers	(981,059)	(140,730)	212,948	1,857,080	(897,394)	38,648,639	235,322
	(3,246,176)	(959,579)	(2,337,888)	163,938	(883,535)	78,840,557	341,344
Annuity Reserves:
• Annuity Payments	—	(12,450)	(153)	(1,015)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,938	—	8	—	—	—
	—	(10,512)	(153)	(1,007)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,246,176)	(970,091)	(2,338,041)	162,931	(883,535)	78,840,557	341,344
TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,755,734)	(1,169,095)	(3,934,450)	(659,113)	(937,300)	63,335,559	341,341
NET ASSETS AT DECEMBER 31, 2015	14,777,248	8,181,511	60,575,856	50,665,570	1,794,623	234,564,080	341,341
Changes From Operations:
• Net investment income (loss)	(52,154)	(10,378)	(244,482)	(106,204)	20,481	1,268,317	20,624
• Net realized gain (loss) on investments	1,259,897	1,137,503	7,576,796	7,963,222	(32,117)	245,048	(23)
• Net change in unrealized appreciation or depreciation on investments	(735,356)	(783,985)	(4,773,577)	1,433,242	11,815	(287,727)	15,255
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	472,387	343,140	2,558,737	9,290,260	179	1,225,638	35,856
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	92,615	39,611	1,509,178	1,721,486	13,440	22,050,132	601,859
• Contract withdrawals and transfers to annuity reserves	(1,567,702)	(658,125)	(5,654,730)	(4,017,715)	(25,871)	(12,925,490)	(5,580)
• Contract transfers	(602,607)	(447,886)	(1,443,376)	1,896,651	(441,660)	10,458,457	525,656
	(2,077,694)	(1,066,400)	(5,588,928)	(399,578)	(454,091)	19,583,099	1,121,935
Annuity Reserves:
• Annuity Payments	—	(8,082)	(278)	(987)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	66	—	12	—	—	—
	—	(8,016)	(278)	(975)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,077,694)	(1,074,416)	(5,589,206)	(400,553)	(454,091)	19,583,099	1,121,935
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,605,307)	(731,276)	(3,030,469)	8,889,707	(453,912)	20,808,737	1,157,791
NET ASSETS AT DECEMBER 31, 2016	$13,171,941	$7,450,235	$57,545,387	$59,555,277	$1,340,711	$255,372,817	$1,499,132

See accompanying notes.

	LVIP Dimensional International Core Equity Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund Service Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 2 Fund Service Class Subaccount	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$42,493,002	$—	$—	$4,813,792
Changes From Operations:
• Net investment income (loss)	15,108	14,535	(161,690)	4,053	4,380	25,707
• Net realized gain (loss) on investments	(60,505)	42,206	6,931,330	1,705	(50,782)	65,308
• Net change in unrealized appreciation or depreciation on investments	(192,093)	(47,832)	(8,344,224)	4,600	(152,281)	(496,515)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(237,490)	8,909	(1,574,584)	10,358	(198,683)	(405,500)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	2,226,771	803,320	2,976,544	189,925	1,057,800	663,787
• Contract withdrawals and transfers to annuity reserves	(55,428)	(628)	(4,406,003)	(166)	(35,081)	(69,661)
• Contract transfers	3,432,738	130,731	150,268	316,756	2,661,740	(564,753)
	5,604,081	933,423	(1,279,191)	506,515	3,684,459	29,373
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,604,081	933,423	(1,279,191)	506,515	3,684,459	29,373
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,366,591	942,332	(2,853,775)	516,873	3,485,776	(376,127)
NET ASSETS AT DECEMBER 31, 2015	5,366,591	942,332	39,639,227	516,873	3,485,776	4,437,665
Changes From Operations:
• Net investment income (loss)	59,245	17,821	(108,750)	11,283	24,713	17,817
• Net realized gain (loss) on investments	(14,083)	493,953	16,648,190	9,792	85,965	302,418
• Net change in unrealized appreciation or depreciation on investments	335,715	(359,488)	(11,119,214)	122,650	1,010,897	66,793
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	380,877	152,286	5,420,226	143,725	1,121,575	387,028
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,437,711	265,922	3,255,758	314,622	2,205,713	102,102
• Contract withdrawals and transfers to annuity reserves	(652,201)	(5,820)	(3,583,094)	(3,529)	(1,286,537)	(38,928)
• Contract transfers	3,770,714	222,012	7,901,095	296,185	9,529,681	(1,433,832)
	4,556,224	482,114	7,573,759	607,278	10,448,857	(1,370,658)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,556,224	482,114	7,573,759	607,278	10,448,857	(1,370,658)
TOTAL INCREASE (DECREASE) IN NET ASSETS	4,937,101	634,400	12,993,985	751,003	11,570,432	(983,630)
NET ASSETS AT DECEMBER 31, 2016	$10,303,692	$1,576,732	$52,633,212	$1,267,876	$15,056,208	$3,454,035

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Standard Class Subaccount	LVIP Dimensional/ Vanguard Total Bond Fund Service Class Subaccount	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class Subaccount	LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class Subaccount	LVIP Franklin Templeton Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$300,277,840	$4,935,666	$338,067,481	$593,312,037	$591,623	$19,769	$87,998,782
Changes From Operations:
• Net investment income (loss)	(2,164,993)	29,451	(674,069)	(2,670,211)	7,043	161	1,785,375
• Net realized gain (loss) on investments	2,814,611	5,856	289,101	2,289,040	10,156	(399)	(270,017)
• Net change in unrealized appreciation or depreciation on investments	(36,277,354)	(46,664)	(6,230,312)	(69,574,467)	(105,421)	(680)	(16,422,731)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(35,627,736)	(11,357)	(6,615,280)	(69,955,638)	(88,222)	(918)	(14,907,373)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	77,146,306	469,149	61,108,339	157,811,229	1,514,807	6	74,763,968
• Contract withdrawals and transfers to annuity reserves	(17,282,291)	(476,364)	(21,920,407)	(36,753,493)	(9,977)	(10,055)	(5,433,848)
• Contract transfers	54,147,078	(1,402,927)	38,160,691	39,554,880	75,481	872	24,221,489
	114,011,093	(1,410,142)	77,348,623	160,612,616	1,580,311	(9,177)	93,551,609
Annuity Reserves:
• Annuity Payments	—	—	(556)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	(431)	—	—	—	—
	—	—	(987)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	114,011,093	(1,410,142)	77,347,636	160,612,616	1,580,311	(9,177)	93,551,609
TOTAL INCREASE (DECREASE) IN NET ASSETS	78,383,357	(1,421,499)	70,732,356	90,656,978	1,492,089	(10,095)	78,644,236
NET ASSETS AT DECEMBER 31, 2015	378,661,197	3,514,167	408,799,837	683,969,015	2,083,712	9,674	166,643,018
Changes From Operations:
• Net investment income (loss)	(2,124,279)	61,749	(722,439)	(2,278,673)	(8,848)	203	2,017,393
• Net realized gain (loss) on investments	36,532,521	1,809	633,124	(7,135,923)	(30,408)	(766)	1,692,067
• Net change in unrealized appreciation or depreciation on investments	4,914,808	(45,780)	(410,182)	15,483,363	30,099	1,643	16,890,441
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	39,323,050	17,778	(499,497)	6,068,767	(9,157)	1,080	20,599,901
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	47,264,364	593,624	38,965,967	65,572,647	133,724	—	52,503,201
• Contract withdrawals and transfers to annuity reserves	(23,769,612)	(128,714)	(33,775,995)	(39,317,724)	(88,330)	(132)	(10,889,342)
• Contract transfers	55,925,951	1,446,715	59,993,262	8,994,145	6,725	(286)	29,719,928
	79,420,703	1,911,625	65,183,234	35,249,068	52,119	(418)	71,333,787
Annuity Reserves:
• Annuity Payments	—	—	(2,028)	(223)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(545)	—	—	—
	—	—	(2,028)	(768)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	79,420,703	1,911,625	65,181,206	35,248,300	52,119	(418)	71,333,787
TOTAL INCREASE (DECREASE) IN NET ASSETS	118,743,753	1,929,403	64,681,709	41,317,067	42,962	662	91,933,688
NET ASSETS AT DECEMBER 31, 2016	$497,404,950	$5,443,570	$473,481,546	$725,286,082	$2,126,674	$10,336	$258,576,706

See accompanying notes.

	LVIP Global Conservative Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Conservative Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Global Income Fund Standard Class Subaccount	LVIP Global Income Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$33,410	$1,231,323,568	$4,067,734	$8,257,330,275	$—	$586,449,226
Changes From Operations:
• Net investment income (loss)	2,094	2,268,418	53,284	19,271,683	(8)	8,099,396
• Net realized gain (loss) on investments	922	29,384,579	9,929	33,370,299	—	3,320,277
• Net change in unrealized appreciation or depreciation on investments	(6,185)	(82,001,151)	(261,489)	(538,947,893)	66	(35,721,281)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,169)	(50,348,154)	(198,276)	(486,305,911)	58	(24,301,608)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	77,074	99,941,932	31,502	846,405,327	52,975	60,434,568
• Contract withdrawals and transfers to annuity reserves	(542)	(103,625,897)	(332,858)	(431,893,769)	—	(40,513,707)
• Contract transfers	6,925	66,996,899	434,210	222,740,934	—	17,107,970
	83,457	63,312,934	132,854	637,252,492	52,975	37,028,831
Annuity Reserves:
• Annuity Payments	—	(2,545)	—	(2,332)	—	(32,981)
• Receipt (reimbursement) of mortality guarantee adjustments	—	(4)	—	(1)	—	(431)
	—	(2,549)	—	(2,333)	—	(33,412)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	83,457	63,310,385	132,854	637,250,159	52,975	36,995,419
TOTAL INCREASE (DECREASE) IN NET ASSETS	80,288	12,962,231	(65,422)	150,944,248	53,033	12,693,811
NET ASSETS AT DECEMBER 31, 2015	113,698	1,244,285,799	4,002,312	8,408,274,523	53,033	599,143,037
Changes From Operations:
• Net investment income (loss)	2,885	3,395,881	50,713	14,190,678	(1,622)	(9,714,796)
• Net realized gain (loss) on investments	3,312	24,578,959	(493)	13,350,811	2,594	(981,694)
• Net change in unrealized appreciation or depreciation on investments	1,105	10,213,318	108,205	210,948,115	(9,201)	2,184,123
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,302	38,188,158	158,425	238,489,604	(8,229)	(8,512,367)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	49,501,176	23	244,353,868	578,640	24,796,171
• Contract withdrawals and transfers to annuity reserves	(45,529)	(109,799,431)	(150,746)	(466,038,614)	(2,134)	(41,469,325)
• Contract transfers	99,994	33,337,383	355	(218,419,014)	882	20,282,941
	54,465	(26,960,872)	(150,368)	(440,103,760)	577,388	3,609,787
Annuity Reserves:
• Annuity Payments	—	(3,706)	—	(1,938)	—	(32,740)
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,991	—	1,958	—	(1,694)
	—	(1,715)	—	20	—	(34,434)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	54,465	(26,962,587)	(150,368)	(440,103,740)	577,388	3,575,353
TOTAL INCREASE (DECREASE) IN NET ASSETS	61,767	11,225,571	8,057	(201,614,136)	569,159	(4,937,014)
NET ASSETS AT DECEMBER 31, 2016	$175,465	$1,255,511,370	$4,010,369	$8,206,660,387	$622,192	$594,206,023

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Global Moderate Allocation Managed Risk Fund Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund Service Class Subaccount	LVIP Goldman Sachs Income Builder Fund Standard Class Subaccount	LVIP Goldman Sachs Income Builder Fund Service Class Subaccount	LVIP Government Money Market Fund Standard Class Subaccount	LVIP Government Money Market Fund Service Class Subaccount	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$583,356	$6,543,502,598	$20,030	$589,544	$32,987,039	$261,892,224	$30,368,858
Changes From Operations:
• Net investment income (loss)	6,745	16,348,830	574	60,282	(479,947)	(4,034,699)	473,756
• Net realized gain (loss) on investments	(150)	46,430,032	(25)	(9,598)	—	—	(88,085)
• Net change in unrealized appreciation or depreciation on investments	(37,709)	(423,345,524)	(1,401)	(182,664)	—	—	(6,523,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(31,114)	(360,566,662)	(852)	(131,980)	(479,947)	(4,034,699)	(6,137,439)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,757	667,555,620	—	655,688	531,489	51,835,758	65,735,181
• Contract withdrawals and transfers to annuity reserves	(80,059)	(433,031,145)	—	(165,348)	(15,675,715)	(124,086,372)	(2,773,825)
• Contract transfers	248,230	206,643,024	4	1,519,644	11,462,841	58,127,138	24,932,916
	214,928	441,167,499	4	2,009,984	(3,681,385)	(14,123,476)	87,894,272
Annuity Reserves:
• Annuity Payments	—	(35,395)	—	—	(5,517)	(16,801)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2,149	—	—	2,952	253	—
	—	(33,246)	—	—	(2,565)	(16,548)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	214,928	441,134,253	4	2,009,984	(3,683,950)	(14,140,024)	87,894,272
TOTAL INCREASE (DECREASE) IN NET ASSETS	183,814	80,567,591	(848)	1,878,004	(4,163,897)	(18,174,723)	81,756,833
NET ASSETS AT DECEMBER 31, 2015	767,170	6,624,070,189	19,182	2,467,548	28,823,142	243,717,501	112,125,691
Changes From Operations:
• Net investment income (loss)	5,974	3,575,128	829	77,733	(460,355)	(4,093,268)	(984,683)
• Net realized gain (loss) on investments	5,788	94,546,065	(151)	(22,853)	—	—	2,859,989
• Net change in unrealized appreciation or depreciation on investments	15,490	65,734,214	1,317	200,936	—	—	15,150,810
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,252	163,855,407	1,995	255,816	(460,355)	(4,093,268)	17,026,116
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	25,501	250,453,417	15,274	1,486,760	2,309,355	25,690,477	60,889,322
• Contract withdrawals and transfers to annuity reserves	(39,628)	(449,025,570)	(330)	(70,092)	(9,541,595)	(115,359,862)	(8,782,420)
• Contract transfers	74,375	(77,167,756)	(6,899)	(215,510)	5,198,922	71,342,641	71,461,852
	60,248	(275,739,909)	8,045	1,201,158	(2,033,318)	(18,326,744)	123,568,754
Annuity Reserves:
• Annuity Payments	—	(31,012)	—	—	(4,468)	(17,325)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	2,349	—	—	638	152	—
	—	(28,663)	—	—	(3,830)	(17,173)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	60,248	(275,768,572)	8,045	1,201,158	(2,037,148)	(18,343,917)	123,568,754
TOTAL INCREASE (DECREASE) IN NET ASSETS	87,500	(111,913,165)	10,040	1,456,974	(2,497,503)	(22,437,185)	140,594,870
NET ASSETS AT DECEMBER 31, 2016	$854,670	$6,512,157,024	$29,222	$3,924,522	$26,325,639	$221,280,316	$252,720,561

See accompanying notes.

	LVIP Invesco Select Equity Managed Volatility Fund Standard Class Subaccount	LVIP Invesco Select Equity Managed Volatility Fund Service Class Subaccount	LVIP JPMorgan High Yield Fund Standard Class Subaccount	LVIP JPMorgan High Yield Fund Service Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class Subaccount	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$79,229	$69,143,345	$—	$145,022,804	$80,064	$305,870,193
Changes From Operations:
• Net investment income (loss)	486	119,896	1,750	5,077,274	216	(3,979,245)
• Net realized gain (loss) on investments	(160)	(348,950)	173	(50,863)	(74)	2,260,890
• Net change in unrealized appreciation or depreciation on investments	(7,724)	(11,040,758)	(4,312)	(13,819,698)	(20,884)	(35,987,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(7,398)	(11,269,812)	(2,389)	(8,793,287)	(20,742)	(37,705,881)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	37,687,156	36,538	13,073,849	156,577	86,798,881
• Contract withdrawals and transfers to annuity reserves	(2,697)	(3,503,463)	—	(11,184,944)	(41,228)	(19,008,326)
• Contract transfers	4,136	20,929,915	367	6,537,318	28,008	50,952,937
	1,439	55,113,608	36,905	8,426,223	143,357	118,743,492
Annuity Reserves:
• Annuity Payments	—	—	—	(11,083)	—	(4,196)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(6)	—	188
	—	—	—	(11,089)	—	(4,008)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,439	55,113,608	36,905	8,415,134	143,357	118,739,484
TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,959)	43,843,796	34,516	(378,153)	122,615	81,033,603
NET ASSETS AT DECEMBER 31, 2015	73,270	112,987,141	34,516	144,644,651	202,679	386,903,796
Changes From Operations:
• Net investment income (loss)	(141)	(1,129,898)	6,765	6,142,757	(76)	(4,863,746)
• Net realized gain (loss) on investments	(533)	(1,350,182)	(75)	(1,625,716)	(2,087)	1,293,611
• Net change in unrealized appreciation or depreciation on investments	4,476	7,921,630	3,710	12,396,752	28,311	40,047,751
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,802	5,441,550	10,400	16,913,793	26,148	36,477,616
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	7,917,385	—	8,901,042	73,750	82,112,328
• Contract withdrawals and transfers to annuity reserves	(2,537)	(6,093,015)	(1,224)	(11,596,018)	(40,232)	(23,599,088)
• Contract transfers	(886)	5,665,934	91,655	13,096,543	(1,336)	46,897,475
	(3,423)	7,490,304	90,431	10,401,567	32,182	105,410,715
Annuity Reserves:
• Annuity Payments	—	—	—	(11,441)	—	(3,813)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(218)	—	122
	—	—	—	(11,659)	—	(3,691)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,423)	7,490,304	90,431	10,389,908	32,182	105,407,024
TOTAL INCREASE (DECREASE) IN NET ASSETS	379	12,931,854	100,831	27,303,701	58,330	141,884,640
NET ASSETS AT DECEMBER 31, 2016	$73,649	$125,918,995	$135,347	$171,948,352	$261,009	$528,788,436

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Managed Risk Profile 2010 Fund Service Class Subaccount	LVIP Managed Risk Profile 2020 Fund Service Class Subaccount	LVIP Managed Risk Profile 2030 Fund Service Class Subaccount	LVIP Managed Risk Profile 2040 Fund Service Class Subaccount	LVIP MFS International Growth Fund Standard Class Subaccount	LVIP MFS International Growth Fund Service Class Subaccount	LVIP MFS International Equity Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$5,629,418	$14,457,969	$7,396,794	$6,008,028	$9,625	$152,281,315	$87,740,296
Changes From Operations:
• Net investment income (loss)	(6,931)	(32,238)	(18,778)	(14,411)	171	(570,848)	(1,109,383)
• Net realized gain (loss) on investments	479,111	1,102,289	644,427	564,573	(295)	3,202,275	(374,600)
• Net change in unrealized appreciation or depreciation on investments	(656,035)	(1,549,168)	(925,970)	(840,695)	(64)	(2,828,282)	(4,787,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(183,855)	(479,117)	(300,321)	(290,533)	(188)	(196,855)	(6,271,109)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	35,041	23,291	6,915	122,283	25,208	8,721,206	47,826,008
• Contract withdrawals and transfers to annuity reserves	(862,127)	(1,879,051)	(339,766)	(405,687)	(1,418)	(12,661,278)	(5,559,609)
• Contract transfers	201,433	(1,335,976)	(523,248)	31,864	(11,414)	3,325,665	45,429,711
	(625,653)	(3,191,736)	(856,099)	(251,540)	12,376	(614,407)	87,696,110
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,682)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	16	—
	—	—	—	—	—	(1,666)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(625,653)	(3,191,736)	(856,099)	(251,540)	12,376	(616,073)	87,696,110
TOTAL INCREASE (DECREASE) IN NET ASSETS	(809,508)	(3,670,853)	(1,156,420)	(542,073)	12,188	(812,928)	81,425,001
NET ASSETS AT DECEMBER 31, 2015	4,819,910	10,787,116	6,240,374	5,465,955	21,813	151,468,387	169,165,297
Changes From Operations:
• Net investment income (loss)	10,380	13,332	(11,707)	(22,236)	356	17,206	(997,641)
• Net realized gain (loss) on investments	249,602	426,845	268,454	267,988	651	1,708,538	(1,383,260)
• Net change in unrealized appreciation or depreciation on investments	(139,005)	(193,002)	(169,022)	(167,945)	(213)	(1,248,489)	(3,427,852)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	120,977	247,175	87,725	77,807	794	477,255	(5,808,753)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	26,058	36,815	15,472	59,589	—	4,761,859	22,932,119
• Contract withdrawals and transfers to annuity reserves	(376,381)	(829,045)	(707,444)	(253,114)	—	(11,136,718)	(9,814,871)
• Contract transfers	565,732	121,924	(617,932)	(1,406,823)	8,176	5,898,283	21,779,111
	215,409	(670,306)	(1,309,904)	(1,600,348)	8,176	(476,576)	34,896,359
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,570)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	21	—
	—	—	—	—	—	(1,549)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	215,409	(670,306)	(1,309,904)	(1,600,348)	8,176	(478,125)	34,896,359
TOTAL INCREASE (DECREASE) IN NET ASSETS	336,386	(423,131)	(1,222,179)	(1,522,541)	8,970	(870)	29,087,606
NET ASSETS AT DECEMBER 31, 2016	$5,156,296	$10,363,985	$5,018,195	$3,943,414	$30,783	$151,467,517	$198,252,903

See accompanying notes.

	LVIP MFS Value Fund Standard Class Subaccount	LVIP MFS Value Fund Service Class Subaccount	LVIP Mondrian International Value Fund Standard Class Subaccount	LVIP Mondrian International Value Fund Service Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class Subaccount	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$6,835	$879,626,819	$15,332,417	$301,725,103	$—	$5,056,784
Changes From Operations:
• Net investment income (loss)	149	5,241,391	156,966	3,989,433	—	(4,779)
• Net realized gain (loss) on investments	215	57,682,822	183,214	2,233,478	—	(78,000)
• Net change in unrealized appreciation or depreciation on investments	(429)	(79,180,851)	(1,010,267)	(20,718,328)	—	(1,634,552)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(65)	(16,256,638)	(670,087)	(14,495,417)	—	(1,717,331)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,806	34,029,365	79,617	7,185,519	—	6,157,003
• Contract withdrawals and transfers to annuity reserves	—	(69,228,785)	(1,824,584)	(28,607,663)	—	(462,663)
• Contract transfers	150	(4,210,771)	(278,661)	12,895,740	—	9,991,311
	1,956	(39,410,191)	(2,023,628)	(8,526,404)	—	15,685,651
Annuity Reserves:
• Annuity Payments	—	(54,790)	(6,079)	(4,605)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(88)	1,407	610	—	—
	—	(54,878)	(4,672)	(3,995)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,956	(39,465,069)	(2,028,300)	(8,530,399)	—	15,685,651
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,891	(55,721,707)	(2,698,387)	(23,025,816)	—	13,968,320
NET ASSETS AT DECEMBER 31, 2015	8,726	823,905,112	12,634,030	278,699,287	—	19,025,104
Changes From Operations:
• Net investment income (loss)	849	4,488,733	140,417	3,637,939	2,441	(41,201)
• Net realized gain (loss) on investments	665	70,698,027	302,584	6,929,716	5	(197,831)
• Net change in unrealized appreciation or depreciation on investments	544	25,463,704	(206,651)	(3,920,723)	4,256	1,269,746
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,058	100,650,464	236,350	6,646,932	6,702	1,030,714
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	36,232	22,707,053	205,339	4,684,524	176,718	4,447,399
• Contract withdrawals and transfers to annuity reserves	(55)	(64,621,030)	(1,274,189)	(23,926,226)	—	(1,153,597)
• Contract transfers	1,574	(6,865,802)	(239,927)	6,330,030	—	4,212,188
	37,751	(48,779,779)	(1,308,777)	(12,911,672)	176,718	7,505,990
Annuity Reserves:
• Annuity Payments	—	(57,787)	(3,624)	(5,001)	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(799)	258	(145)	—	—
	—	(58,586)	(3,366)	(5,146)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	37,751	(48,838,365)	(1,312,143)	(12,916,818)	176,718	7,505,990
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,809	51,812,099	(1,075,793)	(6,269,886)	183,420	8,536,704
NET ASSETS AT DECEMBER 31, 2016	$48,535	$875,717,211	$11,558,237	$272,429,401	$183,420	$27,561,808

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP PIMCO Low Duration Bond Fund Standard Class Subaccount	LVIP PIMCO Low Duration Bond Fund Service Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Standard Class Subaccount	LVIP Select Core Equity Managed Volatility Fund Service Class Subaccount	LVIP SSGA Bond Index Fund Standard Class Subaccount	LVIP SSGA Bond Index Fund Service Class Subaccount	LVIP SSGA Conservative Index Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$84,091	$53,458,550	$436,118	$270,309,819	$423,147	$981,948,234	$61,012,308
Changes From Operations:
• Net investment income (loss)	15,296	56,513	7,095	(709,830)	14,380	5,047,310	135,632
• Net realized gain (loss) on investments	4,914	649,517	(9,767)	118,044	—	5,252,822	993,827
• Net change in unrealized appreciation or depreciation on investments	(15,490)	(1,665,428)	(15,460)	(27,197,179)	(19,052)	(26,628,275)	(2,949,137)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,720	(959,398)	(18,132)	(27,788,965)	(4,672)	(16,328,143)	(1,819,678)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,106,112	78,335,706	446,613	96,635,423	96,921	34,508,773	3,983,146
• Contract withdrawals and transfers to annuity reserves	(6,529)	(16,330,525)	(57,114)	(15,131,320)	(13,737)	(89,003,345)	(6,183,901)
• Contract transfers	323,842	105,561,347	(186,093)	88,214,689	240,137	23,348,127	7,291,015
	1,423,425	167,566,528	203,406	169,718,792	323,321	(31,146,445)	5,090,260
Annuity Reserves:
• Annuity Payments	—	—	—	(1,462)	—	(78,282)	(2,525)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	1,942	—	(14,535)	(4)
	—	—	—	480	—	(92,817)	(2,529)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,423,425	167,566,528	203,406	169,719,272	323,321	(31,239,262)	5,087,731
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,428,145	166,607,130	185,274	141,930,307	318,649	(47,567,405)	3,268,053
NET ASSETS AT DECEMBER 31, 2015	1,512,236	220,065,680	621,392	412,240,126	741,796	934,380,829	64,280,361
Changes From Operations:
• Net investment income (loss)	51,385	(205,394)	(553)	(3,877,898)	15,237	3,538,097	132,088
• Net realized gain (loss) on investments	10,129	867,371	(9,773)	(1,799,876)	73	4,278,167	1,189,035
• Net change in unrealized appreciation or depreciation on investments	(5,537)	1,417,357	19,276	24,968,290	(5,548)	(6,008,706)	1,029,934
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,977	2,079,334	8,950	19,290,516	9,762	1,807,558	2,351,057
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	1,050,183	70,439,661	154,549	16,365,647	102,975	28,365,956	2,541,842
• Contract withdrawals and transfers to annuity reserves	(261,252)	(39,018,020)	(5,015)	(22,385,899)	(13,401)	(95,895,103)	(7,557,416)
• Contract transfers	1,972,785	101,337,310	(574,029)	(9,144,704)	296,479	104,706,269	7,179,506
	2,761,716	132,758,951	(424,495)	(15,164,956)	386,053	37,177,122	2,163,932
Annuity Reserves:
• Annuity Payments	—	(1,175)	—	(3,377)	—	(77,503)	(2,364)
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,702	—	85	—	16	(1)
	—	527	—	(3,292)	—	(77,487)	(2,365)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,761,716	132,759,478	(424,495)	(15,168,248)	386,053	37,099,635	2,161,567
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,817,693	134,838,812	(415,545)	4,122,268	395,815	38,907,193	4,512,624
NET ASSETS AT DECEMBER 31, 2016	$4,329,929	$354,904,492	$205,847	$416,362,394	$1,137,611	$973,288,022	$68,792,985

See accompanying notes.

	LVIP SSGA Conservative Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Conservative Structured Allocation Fund Service Class Subaccount	LVIP SSGA Developed International 150 Fund Standard Class Subaccount	LVIP SSGA Developed International 150 Fund Service Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Standard Class Subaccount	LVIP SSGA Emerging Markets 100 Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$166,185	$189,999,017	$253,336	$145,571,689	$462,463	$169,702,676
Changes From Operations:
• Net investment income (loss)	13,032	1,202,234	6,922	1,493,194	19,289	4,280,318
• Net realized gain (loss) on investments	4,133	3,831,422	24,050	15,713,376	(5,765)	(2,243,821)
• Net change in unrealized appreciation or depreciation on investments	(36,326)	(11,868,969)	(47,436)	(25,893,616)	(100,241)	(33,591,341)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,161)	(6,835,313)	(16,464)	(8,687,046)	(86,717)	(31,554,844)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	109,489	13,061,447	49,320	5,892,793	105,011	6,869,772
• Contract withdrawals and transfers to annuity reserves	(25,000)	(17,823,151)	(9,756)	(12,177,889)	(12,635)	(13,534,545)
• Contract transfers	329,946	(1,199,681)	8,556	6,112,971	46,687	21,720,251
	414,435	(5,961,385)	48,120	(172,125)	139,063	15,055,478
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,971)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	175	—	130
	—	—	—	175	—	(1,841)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	414,435	(5,961,385)	48,120	(171,950)	139,063	15,053,637
TOTAL INCREASE (DECREASE) IN NET ASSETS	395,274	(12,796,698)	31,656	(8,858,996)	52,346	(16,501,207)
NET ASSETS AT DECEMBER 31, 2015	561,459	177,202,319	284,992	136,712,693	514,809	153,201,469
Changes From Operations:
• Net investment income (loss)	10,977	789,975	10,090	2,513,364	11,620	1,382,882
• Net realized gain (loss) on investments	11,235	5,212,591	(1,508)	1,762,569	(20,169)	(7,436,170)
• Net change in unrealized appreciation or depreciation on investments	12,619	2,588,100	17,182	5,984,844	85,927	27,018,393
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,831	8,590,666	25,764	10,260,777	77,378	20,965,105
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	9,874,468	44,178	2,163,184	95,736	4,919,695
• Contract withdrawals and transfers to annuity reserves	(40,369)	(19,333,669)	(14,977)	(11,881,702)	(58,846)	(13,432,376)
• Contract transfers	32,323	9,141,568	70,727	(433,433)	(15,510)	(3,674,515)
	(8,046)	(317,633)	99,928	(10,151,951)	21,380	(12,187,196)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(1,717)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	186	—	156
	—	—	—	186	—	(1,561)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,046)	(317,633)	99,928	(10,151,765)	21,380	(12,188,757)
TOTAL INCREASE (DECREASE) IN NET ASSETS	26,785	8,273,033	125,692	109,012	98,758	8,776,348
NET ASSETS AT DECEMBER 31, 2016	$588,244	$185,475,352	$410,684	$136,821,705	$613,567	$161,977,817

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class Subaccount	LVIP SSGA International Index Fund Standard Class Subaccount	LVIP SSGA International Index Fund Service Class Subaccount	LVIP SSGA International Managed Volatility Fund Standard Class Subaccount	LVIP SSGA International Managed Volatility Fund Service Class Subaccount	LVIP SSGA Large Cap 100 Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$222,653	$885,053,206	$416,234	$274,485,051	$—	$15,091,764	$1,636,051
Changes From Operations:
• Net investment income (loss)	13,731	10,040,180	16,008	1,485,942	—	726,034	29,416
• Net realized gain (loss) on investments	175	3,708,829	(105)	6,058,999	—	(348,589)	213,183
• Net change in unrealized appreciation or depreciation on investments	(35,877)	(92,670,774)	(37,616)	(14,614,380)	—	(6,027,230)	(332,612)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(21,971)	(78,921,765)	(21,713)	(7,069,439)	—	(5,649,785)	(90,013)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	33,926	94,414,473	239,618	8,479,099	—	40,363,860	112,473
• Contract withdrawals and transfers to annuity reserves	(56,661)	(48,095,946)	(32,341)	(27,281,410)	—	(1,637,486)	(66,298)
• Contract transfers	319,060	13,830,838	192,638	8,779,630	—	31,446,169	82,251
	296,325	60,149,365	399,915	(10,022,681)	—	70,172,543	128,426
Annuity Reserves:
• Annuity Payments	—	(105,915)	—	(21,494)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	569	—	597	—	—	—
	—	(105,346)	—	(20,897)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	296,325	60,044,019	399,915	(10,043,578)	—	70,172,543	128,426
TOTAL INCREASE (DECREASE) IN NET ASSETS	274,354	(18,877,746)	378,202	(17,113,017)	—	64,522,758	38,413
NET ASSETS AT DECEMBER 31, 2015	497,007	866,175,460	794,436	257,372,034	—	79,614,522	1,674,464
Changes From Operations:
• Net investment income (loss)	6,974	(41,818)	21,338	3,145,113	1,298	589,729	23,136
• Net realized gain (loss) on investments	(2,972)	(3,676,794)	(13,689)	431,868	(131)	(1,529,815)	137,905
• Net change in unrealized appreciation or depreciation on investments	23,414	33,318,462	(5,740)	(5,706,398)	(1,957)	(4,521,015)	150,158
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,416	29,599,850	1,909	(2,129,417)	(790)	(5,461,101)	311,199
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	33,315,588	312,448	9,878,086	3	29,350,547	109,048
• Contract withdrawals and transfers to annuity reserves	(74,129)	(53,092,896)	(48,372)	(22,270,330)	(404)	(5,127,975)	(136,495)
• Contract transfers	91,274	(38,329,237)	(176,158)	15,534,298	145,117	237,537,206	310,401
	17,145	(58,106,545)	87,918	3,142,054	144,716	261,759,778	282,954
Annuity Reserves:
• Annuity Payments	—	(105,159)	—	(16,624)	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	627	—	(236)	—	—	—
	—	(104,532)	—	(16,860)	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	17,145	(58,211,077)	87,918	3,125,194	144,716	261,759,778	282,954
TOTAL INCREASE (DECREASE) IN NET ASSETS	44,561	(28,611,227)	89,827	995,777	143,926	256,298,677	594,153
NET ASSETS AT DECEMBER 31, 2016	$541,568	$837,564,233	$884,263	$258,367,811	$143,926	$335,913,199	$2,268,617

See accompanying notes.

	LVIP SSGA Large Cap 100 Fund Service Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSGA Large Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Moderate Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderate Structured Allocation Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$325,179,992	$1,417	$98,855,910	$190,721,763	$—	$830,390,736
Changes From Operations:
• Net investment income (loss)	2,070,793	419	79,626	(208,736)	4,618	6,816,328
• Net realized gain (loss) on investments	54,479,346	6	126,369	3,518,571	1,083	16,076,298
• Net change in unrealized appreciation or depreciation on investments	(76,335,184)	513	(10,536,460)	(9,732,218)	(11,590)	(58,434,359)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(19,785,045)	938	(10,330,465)	(6,422,383)	(5,889)	(35,541,733)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,656,413	28,656	63,907,583	15,578,963	175,002	35,945,578
• Contract withdrawals and transfers to annuity reserves	(27,065,710)	(16)	(5,854,258)	(13,869,440)	—	(69,600,624)
• Contract transfers	(2,391,933)	56	26,054,672	3,003,988	115	(8,546,825)
	(18,801,230)	28,696	84,107,997	4,713,511	175,117	(42,201,871)
Annuity Reserves:
• Annuity Payments	—	—	—	(1,892)	—	(15,474)
• Receipt (reimbursement) of mortality guarantee adjustments	532	—	—	(3)	—	(1,432)
	532	—	—	(1,895)	—	(16,906)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,800,698)	28,696	84,107,997	4,711,616	175,117	(42,218,777)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,585,743)	29,634	73,777,532	(1,710,767)	169,228	(77,760,510)
NET ASSETS AT DECEMBER 31, 2015	286,594,249	31,051	172,633,442	189,010,996	169,228	752,630,226
Changes From Operations:
• Net investment income (loss)	1,426,751	285	269,023	424,153	3,500	3,265,911
• Net realized gain (loss) on investments	37,544,393	12	(219,674)	4,525,702	5,389	28,047,549
• Net change in unrealized appreciation or depreciation on investments	12,246,942	1,951	14,670,664	3,888,679	6,060	21,630,239
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,218,086	2,248	14,720,013	8,838,534	14,949	52,943,699
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	5,869,451	—	53,631,641	12,041,149	—	27,138,289
• Contract withdrawals and transfers to annuity reserves	(26,895,020)	(12)	(11,161,560)	(16,530,976)	—	(70,164,154)
• Contract transfers	(9,811,003)	2	34,675,507	8,622,352	271	3,121,679
	(30,836,572)	(10)	77,145,588	4,132,525	271	(39,904,186)
Annuity Reserves:
• Annuity Payments	(1,939)	—	—	(1,759)	—	(14,421)
• Receipt (reimbursement) of mortality guarantee adjustments	601	—	—	(1)	—	4,103
	(1,338)	—	—	(1,760)	—	(10,318)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,837,910)	(10)	77,145,588	4,130,765	271	(39,914,504)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,380,176	2,238	91,865,601	12,969,299	15,220	13,029,195
NET ASSETS AT DECEMBER 31, 2016	$306,974,425	$33,289	$264,499,043	$201,980,295	$184,448	$765,659,421

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class Subaccount	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class Subaccount	LVIP SSGA S&P 500 Index Fund Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund Service Class Subaccount	LVIP SSGA Small-Cap Index Fund Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$166,055,729	$—	$426,551,480	$36,149,470	$857,087,479	$1,427,063	$272,886,482
Changes From Operations:
• Net investment income (loss)	(95,397)	—	4,840,237	130,217	(375,333)	7,314	(2,587,391)
• Net realized gain (loss) on investments	3,953,277	—	7,157,632	1,573,389	52,581,321	68,338	18,431,657
• Net change in unrealized appreciation or depreciation on investments	(10,342,910)	—	(34,701,125)	(1,746,483)	(57,575,869)	(184,439)	(33,224,598)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,485,030)	—	(22,703,256)	(42,877)	(5,369,881)	(108,787)	(17,380,332)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	11,644,878	—	23,593,594	1,160,091	41,918,832	541,882	10,549,193
• Contract withdrawals and transfers to annuity reserves	(14,215,831)	—	(28,041,082)	(4,127,655)	(92,885,222)	(42,401)	(24,716,008)
• Contract transfers	1,022,914	—	4,396,953	(412,424)	55,125,894	182,796	10,426,648
	(1,548,039)	—	(50,535)	(3,379,988)	4,159,504	682,277	(3,740,167)
Annuity Reserves:
• Annuity Payments	(2,513)	—	—	(16,667)	(68,784)	—	(4,016)
• Receipt (reimbursement) of mortality guarantee adjustments	(4)	—	—	(12,771)	2,147	—	(2,602)
	(2,517)	—	—	(29,438)	(66,637)	—	(6,618)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,550,556)	—	(50,535)	(3,409,426)	4,092,867	682,277	(3,746,785)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,035,586)	—	(22,753,791)	(3,452,303)	(1,277,014)	573,490	(21,127,117)
NET ASSETS AT DECEMBER 31, 2015	158,020,143	—	403,797,689	32,697,167	855,810,465	2,000,553	251,759,365
Changes From Operations:
• Net investment income (loss)	420,545	13,102	2,037,774	280,570	1,385,212	22,167	(1,216,901)
• Net realized gain (loss) on investments	3,832,769	20,314	16,116,714	1,298,045	45,678,817	47,587	14,307,114
• Net change in unrealized appreciation or depreciation on investments	4,163,367	21,659	13,988,348	1,850,457	32,843,563	431,894	30,944,965
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,416,681	55,075	32,142,836	3,429,072	79,907,592	501,648	44,035,178
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,617,312	588,827	10,948,431	1,744,568	40,192,859	794,430	8,588,493
• Contract withdrawals and transfers to annuity reserves	(11,604,725)	—	(28,913,034)	(3,601,391)	(77,351,412)	(83,078)	(21,805,628)
• Contract transfers	5,087,315	—	(1,366,621)	4,287,504	13,110,552	(81,444)	(7,661,223)
	(1,900,098)	588,827	(19,331,224)	2,430,681	(24,048,001)	629,908	(20,878,358)
Annuity Reserves:
• Annuity Payments	(2,324)	—	—	(6,915)	(76,269)	—	(9,181)
• Receipt (reimbursement) of mortality guarantee adjustments	(1)	—	—	457	(7,750)	—	(2,680)
	(2,325)	—	—	(6,458)	(84,019)	—	(11,861)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,902,423)	588,827	(19,331,224)	2,424,223	(24,132,020)	629,908	(20,890,219)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,514,258	643,902	12,811,612	5,853,295	55,775,572	1,131,556	23,144,959
NET ASSETS AT DECEMBER 31, 2016	$164,534,401	$643,902	$416,609,301	$38,550,462	$911,586,037	$3,132,109	$274,904,324

See accompanying notes.

	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class Subaccount	LVIP SSGA SMID Cap Managed Volatility Fund Service Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Standard Class Subaccount	LVIP SSGA Small-Mid Cap 200 Fund Service Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund Service Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$80,913	$89,207,699	$1,469,320	$110,563,563	$50,706	$177,584,848
Changes From Operations:
• Net investment income (loss)	101	(1,361,867)	28,045	693,902	(308)	(3,497,591)
• Net realized gain (loss) on investments	(752)	(265,865)	200,396	17,431,879	3,114	19,799,429
• Net change in unrealized appreciation or depreciation on investments	(14,714)	(16,201,668)	(368,424)	(28,250,560)	3,798	(697,113)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(15,365)	(17,829,400)	(139,983)	(10,124,779)	6,604	15,604,725
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	46,841	58,921,464	297,868	6,118,753	59,882	23,573,495
• Contract withdrawals and transfers to annuity reserves	(2,180)	(5,395,261)	(116,741)	(8,673,438)	—	(16,440,207)
• Contract transfers	45,713	48,909,819	132,450	10,307,073	(2,212)	58,659,151
	90,374	102,436,022	313,577	7,752,388	57,670	65,792,439
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(5,823)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	102	—	(11)
	—	—	—	102	—	(5,834)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	90,374	102,436,022	313,577	7,752,490	57,670	65,786,605
TOTAL INCREASE (DECREASE) IN NET ASSETS	75,009	84,606,622	173,594	(2,372,289)	64,274	81,391,330
NET ASSETS AT DECEMBER 31, 2015	155,922	173,814,321	1,642,914	108,191,274	114,980	258,976,178
Changes From Operations:
• Net investment income (loss)	413	(1,122,080)	22,631	425,543	(1,179)	(3,892,172)
• Net realized gain (loss) on investments	(1,811)	(667,259)	38,250	5,591,218	7,962	13,603,794
• Net change in unrealized appreciation or depreciation on investments	20,246	31,598,278	404,773	22,517,410	25,025	(11,031,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,848	29,808,939	465,654	28,534,171	31,808	(1,319,574)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	37,073,061	230,649	4,721,134	568,157	10,770,892
• Contract withdrawals and transfers to annuity reserves	(2,557)	(10,601,324)	(145,864)	(8,655,593)	(31,488)	(18,311,774)
• Contract transfers	(38,504)	38,347,040	(15,138)	(406,180)	1,040	(16,170,354)
	(41,061)	64,818,777	69,647	(4,340,639)	537,709	(23,711,236)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(8,536)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	118	—	(549)
	—	—	—	118	—	(9,085)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(41,061)	64,818,777	69,647	(4,340,521)	537,709	(23,720,321)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(22,213)	94,627,716	535,301	24,193,650	569,517	(25,039,895)
NET ASSETS AT DECEMBER 31, 2016	$133,709	$268,442,037	$2,178,215	$132,384,924	$684,497	$233,936,283

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class Subaccount	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class Subaccount	LVIP U.S. Growth Allocation Managed Risk Fund Service Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Standard Class Subaccount	LVIP Vanguard Domestic Equity ETF Fund Service Class Subaccount	LVIP Vanguard International Equity ETF Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$2,726,197	$93,424,091	$—	$—	$451,338	$99,287,489	$384,735
Changes From Operations:
• Net investment income (loss)	(47,323)	(1,760,226)	359	1,388,074	3,517	(147,639)	11,474
• Net realized gain (loss) on investments	389,160	12,371,816	57	308,668	13,442	3,324,266	223
• Net change in unrealized appreciation or depreciation on investments	(331,673)	(10,997,610)	(989)	(5,932,757)	(25,833)	(5,510,063)	(33,736)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,164	(386,020)	(573)	(4,236,015)	(8,874)	(2,333,436)	(22,039)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	43,256	9,670,965	33,631	149,625,989	111,915	8,647,302	166,098
• Contract withdrawals and transfers to annuity reserves	(322,373)	(8,399,158)	—	(1,871,999)	(27,967)	(5,573,722)	(51,262)
• Contract transfers	379,020	20,942,091	—	91,641,464	4,207	7,950,705	208,017
	99,903	22,213,898	33,631	239,395,454	88,155	11,024,285	322,853
Annuity Reserves:
• Annuity Payments	—	(5,524)	—	—	—	(3,380)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1	—	—	—	(5)	—
	—	(5,523)	—	—	—	(3,385)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	99,903	22,208,375	33,631	239,395,454	88,155	11,020,900	322,853
TOTAL INCREASE (DECREASE) IN NET ASSETS	110,067	21,822,355	33,058	235,159,439	79,281	8,687,464	300,814
NET ASSETS AT DECEMBER 31, 2015	2,836,264	115,246,446	33,058	235,159,439	530,619	107,974,953	685,549
Changes From Operations:
• Net investment income (loss)	(42,048)	(1,756,503)	210	(92,456)	4,280	(25,967)	10,117
• Net realized gain (loss) on investments	239,222	8,143,664	(1)	(266,012)	19,937	3,684,591	(5,418)
• Net change in unrealized appreciation or depreciation on investments	(25,477)	(339,101)	930	15,248,961	39,687	8,358,390	26,249
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	171,697	6,048,060	1,139	14,890,493	63,904	12,017,014	30,948
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	56,672	6,037,799	—	155,697,721	183,357	6,519,495	90,937
• Contract withdrawals and transfers to annuity reserves	(430,536)	(9,260,986)	(1,348)	(19,851,461)	(31,511)	(9,086,852)	(128,600)
• Contract transfers	288,070	(1,237,734)	635	198,514,971	(130,753)	18,352,852	40,040
	(85,794)	(4,460,921)	(713)	334,361,231	21,093	15,785,495	2,377
Annuity Reserves:
• Annuity Payments	—	(5,343)	—	—	—	(17,146)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	11	—	—	—	(8,290)	—
	—	(5,332)	—	—	—	(25,436)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(85,794)	(4,466,253)	(713)	334,361,231	21,093	15,760,059	2,377
TOTAL INCREASE (DECREASE) IN NET ASSETS	85,903	1,581,807	426	349,251,724	84,997	27,777,073	33,325
NET ASSETS AT DECEMBER 31, 2016	$2,922,167	$116,828,253	$33,484	$584,411,163	$615,616	$135,752,026	$718,874

See accompanying notes.

	LVIP Vanguard International Equity ETF Fund Service Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class Subaccount	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class Subaccount	LVIP Wellington Capital Growth Fund Standard Class Subaccount	LVIP Wellington Capital Growth Fund Service Class Subaccount	LVIP Wellington Mid-Cap Value Fund Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$55,028,501	$—	$11,470,979	$—	$316,319,544	$—
Changes From Operations:
• Net investment income (loss)	430,342	182	(519,081)	—	(3,291,062)	—
• Net realized gain (loss) on investments	315,917	(770)	(93,166)	—	68,819,894	—
• Net change in unrealized appreciation or depreciation on investments	(4,620,076)	(5,888)	(4,213,745)	—	(40,886,815)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,873,817)	(6,476)	(4,825,992)	—	24,642,017	—
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	9,106,968	103,594	34,687,831	—	6,891,075	—
• Contract withdrawals and transfers to annuity reserves	(3,429,906)	(1,416)	(1,569,472)	—	(25,799,720)	—
• Contract transfers	10,353,004	(8,205)	27,135,273	—	(8,571,461)	—
	16,030,066	93,973	60,253,632	—	(27,480,106)	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	(2,027)	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	(1)	—
	—	—	—	—	(2,028)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	16,030,066	93,973	60,253,632	—	(27,482,134)	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	12,156,249	87,497	55,427,640	—	(2,840,117)	—
NET ASSETS AT DECEMBER 31, 2015	67,184,750	87,497	66,898,619	—	313,479,427	—
Changes From Operations:
• Net investment income (loss)	473,289	(434)	(1,139,629)	(5)	(3,199,088)	140
• Net realized gain (loss) on investments	(674,085)	(2,038)	3,337,158	(47)	33,221,774	229
• Net change in unrealized appreciation or depreciation on investments	1,589,008	5,888	4,186,453	—	(32,961,975)	8,797
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,388,212	3,416	6,383,982	(52)	(2,939,289)	9,166
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,792,450	—	3,435,040	6,340	4,442,512	178,101
• Contract withdrawals and transfers to annuity reserves	(3,734,555)	(3,114)	(3,142,727)	—	(21,993,287)	—
• Contract transfers	6,125,041	(87,799)	(73,574,914)	(6,288)	782,164	66,133
	7,182,936	(90,913)	(73,282,601)	52	(16,768,611)	244,234
Annuity Reserves:
• Annuity Payments	(4,670)	—	—	—	(1,977)	—
• Receipt (reimbursement) of mortality guarantee adjustments	(2,877)	—	—	—	—	—
	(7,547)	—	—	—	(1,977)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	7,175,389	(90,913)	(73,282,601)	52	(16,770,588)	244,234
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,563,601	(87,497)	(66,898,619)	—	(19,709,877)	253,400
NET ASSETS AT DECEMBER 31, 2016	$75,748,351	$—	$—	$—	$293,769,550	$253,400

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	LVIP Wellington Mid-Cap Value Fund Service Class Subaccount	MFS VIT Core Equity Series Service Class Subaccount	MFS VIT Growth Series Initial Class Subaccount	MFS VIT Growth Series Service Class Subaccount	MFS VIT Total Return Series Initial Class Subaccount	MFS VIT Total Return Series Service Class Subaccount	MFS VIT Utilities Series Initial Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$137,001,352	$2,602,187	$3,260,919	$50,741,615	$9,082,276	$13,179	$10,684,081
Changes From Operations:
• Net investment income (loss)	(1,211,032)	6,500	(41,747)	(803,241)	93,073	(73)	257,256
• Net realized gain (loss) on investments	8,648,471	1,230,066	277,641	5,992,591	632,936	5,307	1,154,455
• Net change in unrealized appreciation or depreciation on investments	(10,897,865)	(1,186,457)	(44,219)	(2,050,874)	(861,443)	(186)	(2,920,406)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,460,426)	50,109	191,675	3,138,476	(135,434)	5,048	(1,508,695)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	7,058,413	1,443	30,888	6,304,693	11,956	2,655	60,713
• Contract withdrawals and transfers to annuity reserves	(7,091,095)	(53,770)	(230,055)	(4,426,812)	(1,273,655)	(3,696)	(1,537,811)
• Contract transfers	(59,104,527)	(2,599,969)	67,712	8,330,441	(116,608)	(12,462)	(81,709)
	(59,137,209)	(2,652,296)	(131,455)	10,208,322	(1,378,307)	(13,503)	(1,558,807)
Annuity Reserves:
• Annuity Payments	(6,981)	—	—	—	(3,168)	—	(6,181)
• Receipt (reimbursement) of mortality guarantee adjustments	292	—	—	—	78	—	763
	(6,689)	—	—	—	(3,090)	—	(5,418)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(59,143,898)	(2,652,296)	(131,455)	10,208,322	(1,381,397)	(13,503)	(1,564,225)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(62,604,324)	(2,602,187)	60,220	13,346,798	(1,516,831)	(8,455)	(3,072,920)
NET ASSETS AT DECEMBER 31, 2015	74,397,028	—	3,321,139	64,088,413	7,565,445	4,724	7,611,161
Changes From Operations:
• Net investment income (loss)	(1,020,272)	—	(43,501)	(1,008,194)	117,601	107,383	196,524
• Net realized gain (loss) on investments	2,957,961	—	276,392	5,660,267	1,657,237	211,912	289,475
• Net change in unrealized appreciation or depreciation on investments	6,687,144	—	(199,438)	(3,802,973)	(1,208,244)	(77,751)	241,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	8,624,833	—	33,453	849,100	566,594	241,544	727,101
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,475,446	—	68,879	6,235,987	31,047	13,727,617	11,597
• Contract withdrawals and transfers to annuity reserves	(6,605,232)	—	(212,414)	(6,036,791)	(695,695)	(944,118)	(679,837)
• Contract transfers	4,523,514	—	(30,158)	14,077,558	110,990	17,205,415	(410,724)
	2,393,728	—	(173,693)	14,276,754	(553,658)	29,988,914	(1,078,964)
Annuity Reserves:
• Annuity Payments	(6,525)	—	—	(840)	(3,110)	—	(5,481)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	(145)	89	—	885
	(6,525)	—	—	(985)	(3,021)	—	(4,596)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,387,203	—	(173,693)	14,275,769	(556,679)	29,988,914	(1,083,560)
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,012,036	—	(140,240)	15,124,869	9,915	30,230,458	(356,459)
NET ASSETS AT DECEMBER 31, 2016	$85,409,064	$—	$3,180,899	$79,213,282	$7,575,360	$30,235,182	$7,254,702

See accompanying notes.

	MFS VIT Utilities Series Service Class Subaccount	MFS VIT II Core Equity Portfolio Service Class Subaccount	MFS VIT II International Value Series Initial Class Subaccount	MFS VIT II International Value Series Service Class Subaccount	Morgan Stanley UIF Growth Portfolio Class II Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio I Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$233,370,004	$—	$69,032	$1,740,765	$1,743,735	$—
Changes From Operations:
• Net investment income (loss)	5,130,363	(22,157)	2,741	57,925	(17,482)	(5)
• Net realized gain (loss) on investments	20,489,339	160,527	2,475	56,986	357,676	315
• Net change in unrealized appreciation or depreciation on investments	(61,732,919)	(229,896)	(395)	(120,851)	(154,247)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(36,113,217)	(91,526)	4,821	(5,940)	185,947	310
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	10,996,380	10,070	120,441	6,258,050	5,911	95
• Contract withdrawals and transfers to annuity reserves	(23,032,128)	(421,943)	(6,685)	(128,091)	(139,735)	(258)
• Contract transfers	2,273,573	2,853,500	(30,709)	2,723,345	5,465	(147)
	(9,762,175)	2,441,627	83,047	8,853,304	(128,359)	(310)
Annuity Reserves:
• Annuity Payments	(20,982)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	2,049	—	—	—	—	—
	(18,933)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,781,108)	2,441,627	83,047	8,853,304	(128,359)	(310)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(45,894,325)	2,350,101	87,868	8,847,364	57,588	—
NET ASSETS AT DECEMBER 31, 2015	187,475,679	2,350,101	156,900	10,588,129	1,801,323	—
Changes From Operations:
• Net investment income (loss)	4,134,960	(25,618)	3,275	8,747	(15,514)	(3)
• Net realized gain (loss) on investments	2,749,302	139,508	6,863	310,416	299,846	73
• Net change in unrealized appreciation or depreciation on investments	10,827,723	78,962	(5,819)	(61,062)	(332,465)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,711,985	192,852	4,319	258,101	(48,133)	70
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,994,888	2,211	36,657	4,613,537	70	1
• Contract withdrawals and transfers to annuity reserves	(19,495,299)	(108,465)	(10,999)	(712,351)	(138,006)	(71)
• Contract transfers	4,701,191	(232,004)	136,927	2,675,392	(34,034)	—
	(9,799,220)	(338,258)	162,585	6,576,578	(171,970)	(70)
Annuity Reserves:
• Annuity Payments	(16,955)	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	1,684	—	—	—	—	—
	(15,271)	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,814,491)	(338,258)	162,585	6,576,578	(171,970)	(70)
TOTAL INCREASE (DECREASE) IN NET ASSETS	7,897,494	(145,406)	166,904	6,834,679	(220,103)	—
NET ASSETS AT DECEMBER 31, 2016	$195,373,173	$2,204,695	$323,804	$17,422,808	$1,581,220	$—

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class Subaccount	Oppenheimer Global Fund/VA Service Shares Subaccount	Oppenheimer International Growth Fund/VA Non-Service Shares Subaccount	Oppenheimer International Growth Fund/VA Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares Subaccount	Oppenheimer Main Street Small Cap Fund/VA Service Shares Subaccount	PIMCO VIT All Asset All Authority Portfolio Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$37,598,861	$8,514,677	$527,486	$1,204,995	$—	$868,036	$744,225
Changes From Operations:
• Net investment income (loss)	(320,948)	6,433	4,125	(15,007)	223	(15,579)	15,692
• Net realized gain (loss) on investments	2,572,801	975,874	40,596	122,202	5,364	367,578	(45,304)
• Net change in unrealized appreciation or depreciation on investments	(5,407,376)	(722,986)	(30,413)	(229,269)	(8,927)	(677,157)	(111,274)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(3,155,523)	259,321	14,308	(122,074)	(3,340)	(325,158)	(140,886)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	152,389	58,663	27,204	3,939,835	36,176	3,476,394	422,295
• Contract withdrawals and transfers to annuity reserves	(4,232,871)	(508,268)	(14,010)	(99,210)	—	(110,841)	(29,968)
• Contract transfers	(1,214,626)	(338,571)	—	1,006,107	3,412	588,405	(104,608)
	(5,295,108)	(788,176)	13,194	4,846,732	39,588	3,953,958	287,719
Annuity Reserves:
• Annuity Payments	(8,411)	—	—	(873)	—	(865)	—
• Receipt (reimbursement) of mortality guarantee adjustments	119	—	—	(36)	—	(42)	—
	(8,292)	—	—	(909)	—	(907)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(5,303,400)	(788,176)	13,194	4,845,823	39,588	3,953,051	287,719
TOTAL INCREASE (DECREASE) IN NET ASSETS	(8,458,923)	(528,855)	27,502	4,723,749	36,248	3,627,893	146,833
NET ASSETS AT DECEMBER 31, 2015	29,139,938	7,985,822	554,988	5,928,744	36,248	4,495,929	891,058
Changes From Operations:
• Net investment income (loss)	(297,340)	(14,866)	3,784	(23,026)	134	(58,483)	25,408
• Net realized gain (loss) on investments	2,876,713	586,777	8,097	19,327	3,565	172,445	(14,126)
• Net change in unrealized appreciation or depreciation on investments	1,140,597	(620,710)	(27,283)	(284,418)	16,385	957,242	134,388
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,719,970	(48,799)	(15,402)	(288,117)	20,084	1,071,204	145,670
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	206,356	17,651	37,916	2,383,357	360,809	1,969,107	268,321
• Contract withdrawals and transfers to annuity reserves	(3,353,524)	(552,738)	(36,790)	(372,961)	(782)	(172,585)	(94,081)
• Contract transfers	(1,509,862)	361,683	(7,893)	862,136	64,471	690,279	501,889
	(4,657,030)	(173,404)	(6,767)	2,872,532	424,498	2,486,801	676,129
Annuity Reserves:
• Annuity Payments	(4,733)	—	—	(1,952)	—	(1,991)	—
• Receipt (reimbursement) of mortality guarantee adjustments	143	—	—	80	—	84	—
	(4,590)	—	—	(1,872)	—	(1,907)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,661,620)	(173,404)	(6,767)	2,870,660	424,498	2,484,894	676,129
TOTAL INCREASE (DECREASE) IN NET ASSETS	(941,650)	(222,203)	(22,169)	2,582,543	444,582	3,556,098	821,799
NET ASSETS AT DECEMBER 31, 2016	$28,198,288	$7,763,619	$532,819	$8,511,287	$480,830	$8,052,027	$1,712,857

See accompanying notes.

	PIMCO VIT All Asset All Authority Portfolio Institutional Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Subaccount	PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Advisor Class Subaccount	PIMCO VIT Emerging Markets Bond Portfolio Institutional Class Subaccount	PIMCO VIT Unconstrained Bond Portfolio Advisor Class Subaccount
NET ASSETS AT JANUARY 1, 2015	$96,766	$11,263,973	$4,126	$833,472	$—	$558,170
Changes From Operations:
• Net investment income (loss)	3,647	304,751	156	40,699	159	57,369
• Net realized gain (loss) on investments	(423)	(1,640,007)	(5)	(17,369)	34	(9,661)
• Net change in unrealized appreciation or depreciation on investments	(17,522)	(2,058,808)	(4,165)	(79,632)	(514)	(121,131)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(14,298)	(3,394,064)	(4,014)	(56,302)	(321)	(73,423)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	131,715	2,340,555	27,231	672,366	6,907	1,808,982
• Contract withdrawals and transfers to annuity reserves	(546)	(879,640)	—	(21,929)	—	(37,016)
• Contract transfers	(18,158)	401,874	1,100	5,142	(39)	400,224
	113,011	1,862,789	28,331	655,579	6,868	2,172,190
Annuity Reserves:
• Annuity Payments	—	(3,569)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(4)	—	—	—	—
	—	(3,573)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	113,011	1,859,216	28,331	655,579	6,868	2,172,190
TOTAL INCREASE (DECREASE) IN NET ASSETS	98,713	(1,534,848)	24,317	599,277	6,547	2,098,767
NET ASSETS AT DECEMBER 31, 2015	195,479	9,729,125	28,443	1,432,749	6,547	2,656,937
Changes From Operations:
• Net investment income (loss)	3,944	(51,167)	258	83,744	493	11,755
• Net realized gain (loss) on investments	(7,429)	(1,494,074)	(152)	(19,903)	(6)	(20,593)
• Net change in unrealized appreciation or depreciation on investments	21,928	2,968,087	4,013	104,369	401	124,498
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	18,443	1,422,846	4,119	168,210	888	115,660
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	1,415,785	—	998,094	2,966	934,996
• Contract withdrawals and transfers to annuity reserves	(896)	(1,043,347)	(1,927)	(245,566)	(33)	(310,945)
• Contract transfers	(114,811)	1,380,568	(298)	597,521	13,197	125,437
	(115,707)	1,753,006	(2,225)	1,350,049	16,130	749,488
Annuity Reserves:
• Annuity Payments	—	(5,806)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	1,703	—	—	—	—
	—	(4,103)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(115,707)	1,748,903	(2,225)	1,350,049	16,130	749,488
TOTAL INCREASE (DECREASE) IN NET ASSETS	(97,264)	3,171,749	1,894	1,518,259	17,018	865,148
NET ASSETS AT DECEMBER 31, 2016	$98,215	$12,900,874	$30,337	$2,951,008	$23,565	$3,522,085

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	PIMCO VIT Unconstrained Bond Portfolio Institutional Class Subaccount	Putnam VT Absolute Return 500 Fund Class IA Subaccount	Putnam VT Absolute Return 500 Fund Class IB Subaccount	Putnam VT Global Health Care Fund Class IA Subaccount	Putnam VT Global Health Care Fund Class IB Subaccount	Putnam VT Growth & Income Fund Class IB Subaccount	Putnam VT Income Fund Class IB Subaccount
NET ASSETS AT JANUARY 1, 2015	$—	$—	$818,364	$—	$6,660,175	$1,738,887	$—
Changes From Operations:
• Net investment income (loss)	577	(10)	(18,449)	(22)	(115,550)	3,931	(8,252)
• Net realized gain (loss) on investments	(56)	—	20,481	5	1,076,861	88,479	(5,447)
• Net change in unrealized appreciation or depreciation on investments	(507)	(9)	(48,023)	466	(648,366)	(233,498)	(29,573)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14	(19)	(45,991)	449	312,945	(141,088)	(43,272)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	93,934	—	930,845	19,304	2,768,130	5,279	2,235,443
• Contract withdrawals and transfers to annuity reserves	—	—	(29,353)	—	(910,460)	(259,066)	(31,794)
• Contract transfers	(71,853)	9,663	728,700	(190)	930,352	(114,866)	(108,716)
	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)	2,094,933
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,081	9,663	1,630,192	19,114	2,788,022	(368,653)	2,094,933
TOTAL INCREASE (DECREASE) IN NET ASSETS	22,095	9,644	1,584,201	19,563	3,100,967	(509,741)	2,051,661
NET ASSETS AT DECEMBER 31, 2015	22,095	9,644	2,402,565	19,563	9,761,142	1,229,146	2,051,661
Changes From Operations:
• Net investment income (loss)	354	352	50,141	(94)	(121,458)	1,177	79,318
• Net realized gain (loss) on investments	(53)	(472)	(27,333)	1,341	474,518	61,935	(9,173)
• Net change in unrealized appreciation or depreciation on investments	809	9	(36,883)	(4,513)	(1,596,605)	83,254	(53,064)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,110	(111)	(14,075)	(3,266)	(1,243,545)	146,366	17,081
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	—	—	361,974	9,612	1,467,023	2,768	1,213,529
• Contract withdrawals and transfers to annuity reserves	—	(30)	(92,533)	(8,605)	(581,350)	(143,202)	(148,260)
• Contract transfers	10,120	(9,503)	(480,014)	1,907	(1,236,554)	(14,258)	900,422
	10,120	(9,533)	(210,573)	2,914	(350,881)	(154,692)	1,965,691
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—	—
	—	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	10,120	(9,533)	(210,573)	2,914	(350,881)	(154,692)	1,965,691
TOTAL INCREASE (DECREASE) IN NET ASSETS	11,230	(9,644)	(224,648)	(352)	(1,594,426)	(8,326)	1,982,772
NET ASSETS AT DECEMBER 31, 2016	$33,325	$—	$2,177,917	$19,211	$8,166,716	$1,220,820	$4,034,433

See accompanying notes.

	SIPT VP Market Growth Strategy Fund Class III Subaccount	SIPT VP Market Plus Strategy Fund Class III Subaccount	Templeton Foreign VIP Fund Class 1 Subaccount	Templeton Foreign VIP Fund Class 4 Subaccount	Templeton Global Bond VIP Fund Class 1 Subaccount	Templeton Global Bond VIP Fund Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2015	$259,802	$1,107,606	$20,057	$707,406	$965,253	$467,006,812
Changes From Operations:
• Net investment income (loss)	1,548	(3,312)	611	20,557	108,195	27,267,929
• Net realized gain (loss) on investments	(20,289)	34,661	628	23,557	(32,318)	(1,671,323)
• Net change in unrealized appreciation or depreciation on investments	(59,093)	(119,742)	(2,516)	(197,783)	(136,490)	(51,316,874)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(77,834)	(88,393)	(1,277)	(153,669)	(60,613)	(25,720,268)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	767,972	415,670	—	863,274	705,301	9,417,700
• Contract withdrawals and transfers to annuity reserves	(34,122)	(9,902)	—	(110,502)	(33,053)	(50,681,420)
• Contract transfers	(117,900)	19,026	466	275,904	(21,848)	(3,845,768)
	615,950	424,794	466	1,028,676	650,400	(45,109,488)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(7,258)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	874
	—	—	—	—	—	(6,384)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	615,950	424,794	466	1,028,676	650,400	(45,115,872)
TOTAL INCREASE (DECREASE) IN NET ASSETS	538,116	336,401	(811)	875,007	589,787	(70,836,140)
NET ASSETS AT DECEMBER 31, 2015	797,918	1,444,007	19,246	1,582,413	1,555,040	396,170,672
Changes From Operations:
• Net investment income (loss)	20,437	13,735	347	9,021	(6,306)	(5,790,335)
• Net realized gain (loss) on investments	18,277	53,897	177	(33,081)	(19,172)	(8,914,831)
• Net change in unrealized appreciation or depreciation on investments	18,604	41,181	903	198,220	63,028	18,233,573
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,318	108,813	1,427	174,160	37,550	3,528,407
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	982,186	237,693	—	586,717	57,146	4,415,084
• Contract withdrawals and transfers to annuity reserves	(49,939)	(84,758)	—	(85,957)	(46,303)	(38,294,278)
• Contract transfers	(27,532)	81,132	116	325,879	(64,106)	(11,085,318)
	904,715	234,067	116	826,639	(53,263)	(44,964,512)
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	(6,560)
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	137
	—	—	—	—	—	(6,423)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	904,715	234,067	116	826,639	(53,263)	(44,970,935)
TOTAL INCREASE (DECREASE) IN NET ASSETS	962,033	342,880	1,543	1,000,799	(15,713)	(41,442,528)
NET ASSETS AT DECEMBER 31, 2016	$1,759,951	$1,786,887	$20,789	$2,583,212	$1,539,327	$354,728,144

Lincoln Life Variable Annuity Account N

Statements of changes in net assets (continued)

Years Ended December 31, 2015 and 2016

	Templeton Global Bond VIP Fund Class 4 Subaccount	Templeton Growth VIP Fund Class 2 Subaccount	Transparent Value Directional Allocation VI Portfolio Class I Subaccount	Transparent Value Directional Allocation VI Portfolio Class II Subaccount	UIF Global Infrastructure Portfolio Class I Subaccount	UIF Global Infrastructure Portfolio Class II Subaccount
NET ASSETS AT JANUARY 1, 2015	$3,945,389	$39,440,270	$34,995	$11,078,510	$49,489	$1,606,202
Changes From Operations:
• Net investment income (loss)	474,945	336,603	(139)	(129,023)	683	13,218
• Net realized gain (loss) on investments	(67,506)	983,463	(45)	(166,474)	5,129	104,993
• Net change in unrealized appreciation or depreciation on investments	(971,872)	(4,060,553)	(831)	46,086	(13,169)	(654,016)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(564,433)	(2,740,487)	(1,015)	(249,411)	(7,357)	(535,805)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	8,180,065	229,797	—	4,115,866	2,349	2,083,290
• Contract withdrawals and transfers to annuity reserves	(409,063)	(5,479,202)	—	(599,749)	—	(71,373)
• Contract transfers	1,722,644	(512,897)	(767)	(6,606,493)	105	129,595
	9,493,646	(5,762,302)	(767)	(3,090,376)	2,454	2,141,512
Annuity Reserves:
• Annuity Payments	—	(9,066)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	(13,856)	—	—	—	—
	—	(22,922)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	9,493,646	(5,785,224)	(767)	(3,090,376)	2,454	2,141,512
TOTAL INCREASE (DECREASE) IN NET ASSETS	8,929,213	(8,525,711)	(1,782)	(3,339,787)	(4,903)	1,605,707
NET ASSETS AT DECEMBER 31, 2015	12,874,602	30,914,559	33,213	7,738,723	44,586	3,211,909
Changes From Operations:
• Net investment income (loss)	(180,805)	104,856	(39)	(37,079)	1,033	42,989
• Net realized gain (loss) on investments	(278,801)	1,072,822	(876)	63,593	2,411	215,365
• Net change in unrealized appreciation or depreciation on investments	855,479	972,861	1,667	213,127	3,244	235,982
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	395,873	2,150,539	752	239,641	6,688	494,336
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	4,332,324	245,458	—	18,635	18,239	955,125
• Contract withdrawals and transfers to annuity reserves	(1,053,766)	(3,290,117)	—	(48,645)	(5,439)	(274,428)
• Contract transfers	1,405,034	(421,070)	(33,965)	(7,948,354)	11,408	1,529,842
	4,683,592	(3,465,729)	(33,965)	(7,978,364)	24,208	2,210,539
Annuity Reserves:
• Annuity Payments	—	(11,944)	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	13	—	—	—	—
	—	(11,931)	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,683,592	(3,477,660)	(33,965)	(7,978,364)	24,208	2,210,539
TOTAL INCREASE (DECREASE) IN NET ASSETS	5,079,465	(1,327,121)	(33,213)	(7,738,723)	30,896	2,704,875
NET ASSETS AT DECEMBER 31, 2016	$17,954,067	$29,587,438	$—	$—	$75,482	$5,916,784

See accompanying notes.

	VanEck VIP Global Hard Assets Fund Class S Shares Subaccount	VanEck VIP Global Hard Assets Fund Initial Class Shares Subaccount	Virtus Equity Trend Series Class A Subaccount	Virtus Equity Trend Series Class I Subaccount	Virtus Multi-Sector Fixed Income Series Class A Subaccount	Virtus Multi-Sector Fixed Income Series Class I Subaccount
NET ASSETS AT JANUARY 1, 2015	$616,806	$191,019	$2,631,015	$142,489	$1,341,749	$—
Changes From Operations:
• Net investment income (loss)	(11,880)	(1,180)	(46,288)	(191)	177,520	399
• Net realized gain (loss) on investments	(130,096)	(30,848)	(228,707)	(15,949)	(31,230)	55
• Net change in unrealized appreciation or depreciation on investments	(349,726)	(90,460)	(161,455)	12,319	(348,882)	(526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(491,702)	(122,488)	(436,450)	(3,821)	(202,592)	(72)
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	960,196	195,441	994,638	—	4,233,513	175,114
• Contract withdrawals and transfers to annuity reserves	(53,937)	(9,731)	(71,419)	(322)	(201,369)	—
• Contract transfers	209,868	(27,932)	243,406	(138,346)	1,139,291	(162,853)
	1,116,127	157,778	1,166,625	(138,668)	5,171,435	12,261
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,116,127	157,778	1,166,625	(138,668)	5,171,435	12,261
TOTAL INCREASE (DECREASE) IN NET ASSETS	624,425	35,290	730,175	(142,489)	4,968,843	12,189
NET ASSETS AT DECEMBER 31, 2015	1,241,231	226,309	3,361,190	—	6,310,592	12,189
Changes From Operations:
• Net investment income (loss)	(17,526)	(14)	(19,383)	—	300,237	568
• Net realized gain (loss) on investments	(22,153)	(5,125)	(397,007)	—	(17,945)	(11)
• Net change in unrealized appreciation or depreciation on investments	726,933	99,580	261,711	—	265,663	547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	687,254	94,441	(154,679)	—	547,955	1,104
Changes From Unit Transactions:
Accumulation Units:
• Contract purchases	499,207	90	36,132	—	2,894,617	—
• Contract withdrawals and transfers to annuity reserves	(147,607)	(21,748)	(42,768)	—	(760,875)	—
• Contract transfers	755,902	—	(2,011,349)	—	1,388,265	—
	1,107,502	(21,658)	(2,017,985)	—	3,522,007	—
Annuity Reserves:
• Annuity Payments	—	—	—	—	—	—
• Receipt (reimbursement) of mortality guarantee adjustments	—	—	—	—	—	—
	—	—	—	—	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,107,502	(21,658)	(2,017,985)	—	3,522,007	—
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,794,756	72,783	(2,172,664)	—	4,069,962	1,104
NET ASSETS AT DECEMBER 31, 2016	$3,035,987	$299,092	$1,188,526	$—	$10,380,554	$13,293

Lincoln Life Variable Annuity Account N

Notes to financial statements

December 31, 2016

1. Accounting Policies and Variable Account Information

The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of thirty-one products as follows:

• Lincoln ChoicePlus
• Lincoln ChoicePlus Access
• Lincoln ChoicePlus Bonus
• Lincoln ChoicePlus II
• Lincoln ChoicePlus II Access
• Lincoln ChoicePlus II Advance
• Lincoln ChoicePlus II Bonus
• Lincoln ChoicePlus Design 1
• Lincoln ChoicePlus Design 2
• Lincoln ChoicePlus Design 3
• Lincoln ChoicePlus Assurance A Share
• Lincoln ChoicePlus Assurance A Share Fee-Based
• Lincoln ChoicePlus Assurance B Share
• Lincoln ChoicePlus Assurance Bonus
• Lincoln ChoicePlus Assurance C Share
• Lincoln ChoicePlus Assurance L Share
• Lincoln ChoicePlus Assurance A Class	• Lincoln ChoicePlus Assurance B Class
• Lincoln ChoicePlus Signature 1
• Lincoln ChoicePlus Signature 2
• Lincoln ChoicePlus Rollover
• Lincoln ChoicePlus Fusion
• Lincoln Investment Solutions
• Lincoln ChoicePlus Assurance Series B-Share
• Lincoln ChoicePlus Assurance Series C-Share
• Lincoln ChoicePlus Assurance Series L-Share
• Lincoln ChoicePlus Assurance (Prime)
• Lincoln Investor Advantage B-Share
• Lincoln Investor Advantage C-Share
• Lincoln Investor Advantage Fee-Based
• Lincoln Investor Advantage RIA

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred nine available mutual funds (the Funds) of thirty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (AB VPS):

AB VPS Global Thematic Growth Portfolio Class A**

AB VPS Global Thematic Growth Portfolio Class B

AB VPS Growth and Income Portfolio Class A**

AB VPS Growth and Income Portfolio Class B**

AB VPS International Value Portfolio Class A**

AB VPS International Value Portfolio Class B

AB VPS Large Cap Growth Portfolio Class B

AB VPS Small/Mid Cap Value Portfolio Class A

AB VPS Small/Mid Cap Value Portfolio Class B

ALPS Variable Investment Trust:

Alps|Alerian Energy Infrastructure Portfolio Class I

Alps|Alerian Energy Infrastructure Portfolio Class III

Alps|Red Rocks Listed Private Equity Portfolio Class I

Alps|Red Rocks Listed Private Equity Portfolio Class III

Alps|Stadion Tactical Defensive Portfolio Class I

Alps|Stadion Tactical Defensive Portfolio Class III

Alps|Stadion Tactical Growth Portfolio Class I**

Alps|Stadion Tactical Growth Portfolio Class III

American Century Variable Portfolios, Inc. (American Century VP):

American Century VP Balanced Fund Class I**

American Century VP Balanced Fund Class II

American Century VP Inflation Protection Fund Class I**

American Century VP Inflation Protection Fund Class II

American Funds Insurance Series (American Funds):

American Funds Asset Allocation Fund Class 1

American Funds Asset Allocation Fund Class 4

American Funds Blue Chip Income and Growth Fund Class 1

American Funds Blue Chip Income and Growth Fund Class 4

American Funds Bond Fund Class 1

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

American Funds Capital Income Builder Fund Class 1

American Funds Capital Income Builder Fund Class 4

American Funds Global Balanced Fund Class 1

American Funds Global Bond Fund Class 1

American Funds Global Growth Fund Class 1

American Funds Global Growth Fund Class 2

American Funds Global Growth Fund Class 4

American Funds Global Growth and Income Fund Class 1

American Funds Global Small Capitalization Fund Class 1

American Funds Global Small Capitalization Fund Class 2

American Funds Global Small Capitalization Fund Class 4

American Funds Growth Fund Class 1

American Funds Growth Fund Class 2

American Funds Growth Fund Class 4

American Funds Growth-Income Fund Class 1

American Funds Growth-Income Fund Class 2

American Funds Growth-Income Fund Class 4

American Funds High-Income Bond Fund Class 1

American Funds International Fund Class 1

American Funds International Fund Class 2

American Funds International Fund Class 4

American Funds International Growth and Income Fund Class 1

American Funds Managed Risk Asset Allocation Fund Class P1

American Funds Managed Risk Asset Allocation Fund Class P2

American Funds Managed Risk Blue Chip Income and Growth Fund Class P1

American Funds Managed Risk Growth Fund Class P1

American Funds Managed Risk Growth-Income Fund Class P1

American Funds Managed Risk International Fund Class P1

American Funds Mortgage Fund Class 1

American Funds Mortgage Fund Class 4

American Funds New World Fund Class 1

American Funds New World Fund Class 4

American Funds U.S. Government/AAA-Rated Securities Fund Class 1

American Funds U.S. Government/AAA-Rated Securities Fund Class 4**

BlackRock Variable Series Funds, Inc. (BlackRock):

BlackRock Global Allocation V.I. Fund Class I

BlackRock Global Allocation V.I. Fund Class III

BlackRock iShares Alternative Strategies V.I. Fund Class I

BlackRock iShares Alternative Strategies V.I. Fund Class III

Columbia Variable Portfolios (Columbia VP):

Columbia VP Commodity Strategy Fund Class 1**

Columbia VP Commodity Strategy Fund Class 2**

Columbia VP Emerging Markets Bond Fund Class 1**

Columbia VP Emerging Markets Bond Fund Class 2**

Columbia VP Strategic Income Fund Class 1**

Columbia VP Strategic Income Fund Class 2**

Delaware VIP Trust (Delaware VIP):

Delaware VIP Diversified Income Series Standard Class

Delaware VIP Diversified Income Series Service Class

Delaware VIP Emerging Markets Series Standard Class

Delaware VIP Emerging Markets Series Service Class

Delaware VIP High Yield Series Standard Class

Delaware VIP High Yield Series Service Class

Delaware VIP International Value Equity Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Standard Class

Delaware VIP Limited-Term Diversified Income Series Service Class

Delaware VIP REIT Series Standard Class

Delaware VIP REIT Series Service Class

Delaware VIP Small Cap Value Series Standard Class

Delaware VIP Small Cap Value Series Service Class

Delaware VIP Smid Cap Growth Series Standard Class

Delaware VIP Smid Cap Growth Series Service Class

Delaware VIP U.S. Growth Series Standard Class**

Delaware VIP U.S. Growth Series Service Class

Delaware VIP Value Series Standard Class

Delaware VIP Value Series Service Class

Deutsche Variable Series II (Deutsche):

Deutsche Alternative Asset Allocation VIP Portfolio Class A

Deutsche Alternative Asset Allocation VIP Portfolio Class B

Deutsche Investments VIT Funds (Deutsche):

Deutsche Equity 500 Index VIP Portfolio Class A

Deutsche Equity 500 Index VIP Portfolio Class B**

Deutsche Small Cap Index VIP Portfolio Class A

Deutsche Small Cap Index VIP Portfolio Class B**

Eaton Vance Variable Trust (Eaton Vance VT):

Eaton Vance VT Floating-Rate Income Fund Initial Class

Eaton Vance VT Floating-Rate Income Fund ADV Class

Fidelity Variable Insurance Products Fund (Fidelity VIP):

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class**

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Initial Class**

Fidelity VIP Equity-Income Portfolio Service Class 2**

Fidelity VIP FundsManager 50% Portfolio Investor Class**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity VIP FundsManager 50% Portfolio Service Class 2**

Fidelity VIP Growth Portfolio Initial Class

Fidelity VIP Growth Portfolio Service Class**

Fidelity VIP Growth Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Initial Class

Fidelity VIP Mid Cap Portfolio Service Class 2

Fidelity VIP Overseas Portfolio Initial Class**

Fidelity VIP Overseas Portfolio Service Class**

Fidelity VIP Overseas Portfolio Service Class 2**

Fidelity VIP Strategic Income Portfolio Initial Class

Fidelity VIP Strategic Income Portfolio Service Class 2

First Trust Variable Insurance Trust:

First Trust Dorsey Wright Tactical Core Portfolio Class I

First Trust Dorsey Wright Tactical Core Portfolio Class II**

First Trust Multi Income Allocation Portfolio Class I

First Trust Multi Income Allocation Portfolio Class II

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I

First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II

Franklin Templeton Variable Insurance Products Trust:

Franklin Founding Funds Allocation VIP Fund Class 1**

Franklin Founding Funds Allocation VIP Fund Class 4

Franklin Income VIP Fund Class 1

Franklin Income VIP Fund Class 2

Franklin Income VIP Fund Class 4

Franklin Mutual Shares VIP Fund Class 1

Franklin Mutual Shares VIP Fund Class 2

Franklin Mutual Shares VIP Fund Class 4

Franklin Rising Dividends VIP Fund Class 1

Franklin Rising Dividends VIP Fund Class 4

Franklin Small Cap Value VIP Fund Class 1

Franklin Small Cap Value VIP Fund Class 4

Franklin Small-Mid Cap Growth VIP Fund Class 1

Franklin Small-Mid Cap Growth VIP Fund Class 2**

Franklin Small-Mid Cap Growth VIP Fund Class 4

Templeton Foreign VIP Fund Class 1

Templeton Foreign VIP Fund Class 4

Templeton Global Bond VIP Fund Class 1

Templeton Global Bond VIP Fund Class 2

Templeton Global Bond VIP Fund Class 4

Templeton Growth VIP Fund Class 1**

Templeton Growth VIP Fund Class 2

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):

Goldman Sachs VIT Large Cap Value Fund Service Shares

Goldman Sachs VIT Government Money Market Fund Institutional Shares

Goldman Sachs VIT Government Money Market Fund Service Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares

Goldman Sachs VIT Strategic Income Fund Advisor Shares

Goldman Sachs VIT Strategic Income Fund Institutional Shares

Guggenheim Funds Rydex Variable Trust:

Guggenheim Long Short Equity Fund

Guggenheim Multi-Hedge Strategies Fund

Hartford Series Fund, Inc.:

Hartford Capital Appreciation HLS Fund Class IA

Hartford Capital Appreciation HLS Fund Class IC

Huntington VA Funds:

Catalyst Dividend Capture VA Fund

Invesco Variable Insurance Funds (Invesco V.I.):

Invesco V.I. American Franchise Fund Series I

Invesco V.I. American Franchise Fund Series II

Invesco V.I. Balanced-Risk Allocation Fund Series I

Invesco V.I. Balanced-Risk Allocation Fund Series II

Invesco V.I. Comstock Fund Series I

Invesco V.I. Comstock Fund Series II

Invesco V.I. Core Equity Fund Series I

Invesco V.I. Core Equity Fund Series II

Invesco V.I. Diversified Dividend Fund Series I

Invesco V.I. Diversified Dividend Fund Series II

Invesco V.I. Equally-Weighted S&P 500 Fund Series I

Invesco V.I. Equally-Weighted S&P 500 Fund Series II

Invesco V.I. Equity and Income Fund Series I

Invesco V.I. Equity and Income Fund Series II

Invesco V.I. International Growth Fund Series I

Invesco V.I. International Growth Fund Series II

Ivy Variable Insurance Portfolios (Ivy VIP):

Ivy VIP Asset Strategy Portfolio

Ivy VIP Energy Portfolio

Ivy VIP High Income Portfolio

Ivy VIP Micro Cap Growth Portfolio

Ivy VIP Mid Cap Growth Portfolio

Ivy VIP Science and Technology Portfolio

Janus Aspen Series:

Janus Aspen Balanced Portfolio Service Shares

Janus Aspen Enterprise Portfolio Service Shares

Janus Aspen Global Research Portfolio Service Shares

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio Class 1**

JPMorgan Insurance Trust Core Bond Portfolio Class 2**

JPMorgan Insurance Trust Global Allocation Portfolio Class 1**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

JPMorgan Insurance Trust Global Allocation Portfolio Class 2

JPMorgan Insurance Trust Income Builder Portfolio Class 1**

JPMorgan Insurance Trust Income Builder Portfolio Class 2

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1

JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio Class I

ClearBridge Variable Aggressive Growth Portfolio Class II

ClearBridge Variable Mid Cap Portfolio Class I

ClearBridge Variable Mid Cap Portfolio Class II

Lincoln Variable Insurance Products Trust (LVIP)*:

LVIP American Balanced Allocation Fund Standard Class

LVIP American Balanced Allocation Fund Service Class

LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class**

LVIP American Century Select Mid Cap Managed Volatility Fund Service Class

LVIP American Global Balanced Allocation Managed Risk Fund Standard Class

LVIP American Global Balanced Allocation Managed Risk Fund Service Class

LVIP American Global Growth Allocation Managed Risk Fund Standard Class

LVIP American Global Growth Allocation Managed Risk Fund Service Class

LVIP American Global Growth Fund Service Class II

LVIP American Global Small Capitalization Fund Service Class II

LVIP American Growth Allocation Fund Standard Class

LVIP American Growth Allocation Fund Service Class

LVIP American Growth Fund Service Class II

LVIP American Growth-Income Fund Service Class II

LVIP American Income Allocation Fund Standard Class

LVIP American International Fund Service Class II

LVIP American Preservation Fund Standard Class

LVIP American Preservation Fund Service Class

LVIP Baron Growth Opportunities Fund Standard Class

LVIP Baron Growth Opportunities Fund Service Class

LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund Service Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class

LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class

LVIP BlackRock Inflation Protected Bond Fund Standard Class

LVIP BlackRock Inflation Protected Bond Fund Service Class

LVIP BlackRock Multi-Asset Income Fund Standard Class

LVIP BlackRock Multi-Asset Income Fund Service Class

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class**

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class

LVIP Blended Core Equity Managed Volatility Fund Standard Class

LVIP Blended Core Equity Managed Volatility Fund Service Class

LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class

LVIP Blended Large Cap Growth Managed Volatility Fund Service Class

LVIP Blended Mid Cap Managed Volatility Fund Standard Class

LVIP Blended Mid Cap Managed Volatility Fund Service Class

LVIP Clarion Global Real Estate Fund Standard Class

LVIP Clarion Global Real Estate Fund Service Class

LVIP ClearBridge Large Cap Managed Volatility Fund Service Class

LVIP Delaware Bond Fund Standard Class

LVIP Delaware Bond Fund Service Class

LVIP Delaware Diversified Floating Rate Fund Standard Class

LVIP Delaware Diversified Floating Rate Fund Service Class

LVIP Delaware Foundation Aggressive Allocation Fund Standard Class

LVIP Delaware Foundation Aggressive Allocation Fund Service Class

LVIP Delaware Foundation Conservative Allocation Fund Standard Class**

LVIP Delaware Foundation Conservative Allocation Fund Service Class**

LVIP Delaware Foundation Moderate Allocation Fund Standard Class**

LVIP Delaware Foundation Moderate Allocation Fund Service Class**

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Delaware Social Awareness Fund Standard Class

LVIP Delaware Social Awareness Fund Service Class

LVIP Delaware Special Opportunities Fund Standard Class**

LVIP Delaware Special Opportunities Fund Service Class

LVIP Dimensional International Equity Managed Volatility Fund Standard Class

LVIP Dimensional International Equity Managed Volatility Fund Service Class

LVIP Dimensional International Core Equity Fund Standard Class

LVIP Dimensional International Core Equity Fund Service Class

LVIP Dimensional U.S. Core Equity 1 Fund Standard Class

LVIP Dimensional U.S. Core Equity 1 Fund Service Class

LVIP Dimensional U.S. Core Equity 2 Fund Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund Service Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class

LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class

LVIP Dimensional/Vanguard Total Bond Fund Standard Class

LVIP Dimensional/Vanguard Total Bond Fund Service Class

LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class

LVIP Franklin Templeton Multi-Asset Opportunities Fund Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class

LVIP Franklin Templeton Value Managed Volatility Fund Standard Class

LVIP Franklin Templeton Value Managed Volatility Fund Service Class

LVIP Global Conservative Allocation Managed Risk Fund Standard Class

LVIP Global Conservative Allocation Managed Risk Fund Service Class

LVIP Global Growth Allocation Managed Risk Fund Standard Class

LVIP Global Growth Allocation Managed Risk Fund Service Class

LVIP Global Income Fund Standard Class

LVIP Global Income Fund Service Class

LVIP Global Moderate Allocation Managed Risk Fund Standard Class

LVIP Global Moderate Allocation Managed Risk Fund Service Class

LVIP Goldman Sachs Income Builder Fund Standard Class

LVIP Goldman Sachs Income Builder Fund Service Class

LVIP Government Money Market Fund Standard Class

LVIP Government Money Market Fund Service Class

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class**

LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class

LVIP Invesco Select Equity Managed Volatility Fund Standard Class

LVIP Invesco Select Equity Managed Volatility Fund Service Class

LVIP JPMorgan High Yield Fund Standard Class

LVIP JPMorgan High Yield Fund Service Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class

LVIP Managed Risk Profile 2010 Fund Standard Class**

LVIP Managed Risk Profile 2010 Fund Service Class

LVIP Managed Risk Profile 2020 Fund Standard Class**

LVIP Managed Risk Profile 2020 Fund Service Class

LVIP Managed Risk Profile 2030 Fund Standard Class**

LVIP Managed Risk Profile 2030 Fund Service Class

LVIP Managed Risk Profile 2040 Fund Standard Class**

LVIP Managed Risk Profile 2040 Fund Service Class

LVIP MFS International Growth Fund Standard Class

LVIP MFS International Growth Fund Service Class

LVIP MFS International Equity Managed Volatility Fund Standard Class**

LVIP MFS International Equity Managed Volatility Fund Service Class

LVIP MFS Value Fund Standard Class

LVIP MFS Value Fund Service Class

LVIP Mondrian International Value Fund Standard Class

LVIP Mondrian International Value Fund Service Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class

LVIP PIMCO Low Duration Bond Fund Standard Class

LVIP PIMCO Low Duration Bond Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Select Core Equity Managed Volatility Fund Standard Class

LVIP Select Core Equity Managed Volatility Fund Service Class

LVIP SSGA Bond Index Fund Standard Class

LVIP SSGA Bond Index Fund Service Class

LVIP SSGA Conservative Index Allocation Fund Standard Class**

LVIP SSGA Conservative Index Allocation Fund Service Class

LVIP SSGA Conservative Structured Allocation Fund Standard Class

LVIP SSGA Conservative Structured Allocation Fund Service Class

LVIP SSGA Developed International 150 Fund Standard Class

LVIP SSGA Developed International 150 Fund Service Class

LVIP SSGA Emerging Markets 100 Fund Standard Class

LVIP SSGA Emerging Markets 100 Fund Service Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class

LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class

LVIP SSGA International Index Fund Standard Class

LVIP SSGA International Index Fund Service Class

LVIP SSGA International Managed Volatility Fund Standard Class

LVIP SSGA International Managed Volatility Fund Service Class

LVIP SSGA Large Cap 100 Fund Standard Class

LVIP SSGA Large Cap 100 Fund Service Class

LVIP SSGA Large Cap Managed Volatility Fund Standard Class

LVIP SSGA Large Cap Managed Volatility Fund Service Class

LVIP SSGA Mid-Cap Index Fund Standard Class**

LVIP SSGA Mid-Cap Index Fund Service Class**

LVIP SSGA Moderate Index Allocation Fund Standard Class**

LVIP SSGA Moderate Index Allocation Fund Service Class

LVIP SSGA Moderate Structured Allocation Fund Standard Class

LVIP SSGA Moderate Structured Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class

LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class

LVIP SSGA S&P 500 Index Fund Standard Class

LVIP SSGA S&P 500 Index Fund Service Class

LVIP SSGA Small-Cap Index Fund Standard Class

LVIP SSGA Small-Cap Index Fund Service Class

LVIP SSGA SMID Cap Managed Volatility Fund Standard Class

LVIP SSGA SMID Cap Managed Volatility Fund Service Class

LVIP SSGA Small-Mid Cap 200 Fund Standard Class

LVIP SSGA Small-Mid Cap 200 Fund Service Class

LVIP T. Rowe Price Growth Stock Fund Standard Class

LVIP T. Rowe Price Growth Stock Fund Service Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class

LVIP U.S. Growth Allocation Managed Risk Fund Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund Service Class

LVIP Vanguard Domestic Equity ETF Fund Standard Class

LVIP Vanguard Domestic Equity ETF Fund Service Class

LVIP Vanguard International Equity ETF Fund Standard Class

LVIP Vanguard International Equity ETF Fund Service Class

LVIP Wellington Capital Growth Fund Standard Class**

LVIP Wellington Capital Growth Fund Service Class

LVIP Wellington Mid-Cap Value Fund Standard Class

LVIP Wellington Mid-Cap Value Fund Service Class

Lord Abbett Securities Trust (Lord Abbett):

Lord Abbett Bond Debenture Portfolio Class VC

Lord Abbett Developing Growth Portfolio Class VC

Lord Abbett Fundamental Equity Portfolio Class VC

Lord Abbett Short Duration Income Portfolio Class VC

MFS Variable Insurance Trust (MFS VIT):

MFS VIT Growth Series Initial Class

MFS VIT Growth Series Service Class

MFS VIT Total Return Series Initial Class

MFS VIT Total Return Series Service Class

MFS VIT Utilities Series Initial Class

MFS VIT Utilities Series Service Class

MFS Variable Insurance Trust II (MFS VIT II):

MFS VIT II Core Equity Portfolio Service Class

MFS VIT II International Value Series Initial Class

MFS VIT II International Value Series Service Class

Morgan Stanley Universal Institutional Funds (Morgan Stanley UIF):

Morgan Stanley UIF Growth Portfolio Class II

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Neuberger Berman Advisers Management Trust (Neuberger Berman AMT):

Neuberger Berman AMT Mid Cap Growth Portfolio I Class**

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class

Oppenheimer Variable Account Funds (Oppenheimer):

Oppenheimer Global Fund/VA Service Shares

Oppenheimer International Growth Fund/VA Non-Service Shares

Oppenheimer International Growth Fund/VA Service Shares

Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares

Oppenheimer Main Street Small Cap Fund/VA Service Shares

PIMCO Variable Insurance Trust (PIMCO VIT):

PIMCO VIT All Asset All Authority Portfolio Advisor Class

PIMCO VIT All Asset All Authority Portfolio Institutional Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Administrative Class**

PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class

PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class

PIMCO VIT Emerging Markets Bond Portfolio Advisor Class

PIMCO VIT Emerging Markets Bond Portfolio Institutional Class

PIMCO VIT Unconstrained Bond Portfolio Advisor Class

PIMCO VIT Unconstrained Bond Portfolio Institutional Class

Putnam Variable Trust (Putnam VT):

Putnam VT Absolute Return 500 Fund Class IA**

Putnam VT Absolute Return 500 Fund Class IB

Putnam VT George Putnam Balanced Fund Class IA**

Putnam VT George Putnam Balanced Fund Class IB**

Putnam VT Global Health Care Fund Class IA

Putnam VT Global Health Care Fund Class IB

Putnam VT Growth & Income Fund Class IB

Putnam VT Income Fund Class IA**

Putnam VT Income Fund Class IB

SEI Insurance Products Trust (SIPT):

SIPT VP Market Growth Strategy Fund Class II**

SIPT VP Market Growth Strategy Fund Class III

SIPT VP Market Plus Strategy Fund Class II**

SIPT VP Market Plus Strategy Fund Class III

The Universal Institutional Funds, Inc. (UIF):

UIF Global Infrastructure Portfolio Class I

UIF Global Infrastructure Portfolio Class II

VanEck VIP Trust:

VanEck VIP Global Hard Assets Fund Class S Shares

VanEck VIP Global Hard Assets Fund Initial Class Shares

Virtus Variable Insurance Trust (Virtus):

Virtus Equity Trend Series Class A

Virtus Equity Trend Series Class I**

Virtus Multi-Sector Fixed Income Series Class A

Virtus Multi-Sector Fixed Income Series Class I

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2016

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2016. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

ASC 946-10-15, "Financial Services- Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

Investment Fund Changes: During 2015, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2015, the 2015 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2015:

Alps|Red Rocks Listed Private Property Equity Portfolio Class I	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
Alps|Red Rocks Listed Private Property Equity Portfolio Class III	LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class I	LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
Alps|Stadion Tactical Growth Portfolio Class III	LVIP Dimensional International Core Equity Fund Standard Class
BlackRock iShares Alternative Strategies V.I. Fund Class I	LVIP Dimensional International Core Equity Fund Service Class
BlackRock iShares Alternative Strategies V.I. Fund Class III	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
Fidelity VIP Strategic Income Portfolio Initial Class	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
Fidelity VIP Strategic Income Portfolio Service Class 2	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
First Trust Dorsey Wright Tactical Core Portfolio Class I	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
JPMIT Global Allocation Portfolio Class 1	Putnam VT Global Health Care Fund Class IA
JPMIT Global Allocation Portfolio Class 2	Putnam VT Income Fund Class IA
JPMIT Income Builder Portfolio Class 1	Putnam VT Income Fund Class IB
JPMIT Income Builder Portfolio Class 2

Also during 2015, the following funds changed their names:

Previous Fund Name	New Fund Name
ABVPSF Global Thematic Growth Portfolio Class A	AB VPS Global Thematic Growth Portfolio Class A
ABVPSF Global Thematic Growth Portfolio Class B	AB VPS Global Thematic Growth Portfolio Class B
ABVPSF Growth and Income Portfolio Class A	AB VPS Growth and Income Portfolio Class A
ABVPSF Growth and Income Portfolio Class B	AB VPS Growth and Income Portfolio Class B
ABVPSF International Value Portfolio Class A	AB VPS International Value Portfolio Class A
ABVPSF International Value Portfolio Class B	AB VPS International Value Portfolio Class B
ABVPSF Large Cap Growth Portfolio Class B	AB VPS Large Cap Growth Portfolio Class B
ABVPSF Small/Mid Cap Value Portfolio Class A	AB VPS Small/Mid Cap Value Portfolio Class A
ABVPSF Small/Mid Cap Value Portfolio Class B	AB VPS Small/Mid Cap Value Portfolio Class B
LVIP American Century VP Mid Cap Value RPM Fund Standard Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value RPM Fund Service Class	LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class
LVIP Managed Risk American Balanced Allocation Fund Standard Class	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
LVIP Managed Risk American Balanced Allocation Fund Service Class	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
LVIP Managed Risk American Growth Allocation Fund Standard Class	LVIP American Global Growth Allocation Managed Risk Fund Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Managed Risk American Growth Allocation Fund Service Class	LVIP American Global Growth Allocation Managed Risk Fund Service Class
LVIP BlackRock Emerging Markets RPM Fund Standard Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets RPM Fund Service Class	LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend RPM Fund Standard Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend RPM Fund Service Class	LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. RPM Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class
LVIP BlackRock Global Allocation V.I. RPM Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class
LVIP ClearBridge Variable Appreciation RPM Fund Standard Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation RPM Fund Service Class	LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class
LVIP Dimensional Non-U.S. Equity RPM Fund Standard Class	LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class
LVIP Dimensional Non-U.S. Equity RPM Fund Service Class	LVIP Dimensional International Core Equity Managed Volatility Fund Service Class
LVIP Delaware Growth and Income Fund Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
LVIP Delaware Growth and Income Fund Service Class	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
LVIP Dimensional U.S. Equity RPM Fund Standard Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Equity RPM Fund Service Class	LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares RPM Fund Standard Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares RPM Fund Service Class	LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class
LVIP Managed Risk Profile Conservative Fund Standard Class	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Conservative Fund Service Class	LVIP Global Conservative Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Growth Fund Standard Class	LVIP Global Growth Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Growth Fund Service Class	LVIP Global Growth Allocation Managed Risk Fund Service Class
LVIP Managed Risk Profile Moderate Fund Standard Class	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
LVIP Managed Risk Profile Moderate Fund Service Class	LVIP Global Moderate Allocation Managed Risk Fund Service Class
LVIP Invesco Diversified Equity Income RPM Fund Standard Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Standard Class
LVIP Invesco Diversified Equity Income RPM Fund Service Class	LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
LVIP Invesco V.I. Comstock RPM Fund Standard Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock RPM Fund Service Class	LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Standard Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class
LVIP Columbia Small-Mid Cap Growth RPM Fund Service Class	LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value RPM Fund Standard Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value RPM Fund Service Class	LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth RPM Fund Standard Class	LVIP MFS International Growth Managed Volatility Fund Standard Class
LVIP MFS International Growth RPM Fund Service Class	LVIP MFS International Growth Managed Volatility Fund Service Class
LVIP Multi-Manager Global Equity RPM Fund Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
LVIP Multi-Manager Global Equity RPM Fund Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
LVIP SSgA Global Tactical Allocation RPM Fund Standard Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation RPM Fund Service Class	LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International RPM Fund Standard Class	LVIP SSgA International Managed Volatility Fund Standard Class
LVIP SSgA International RPM Fund Service Class	LVIP SSgA International Managed Volatility Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Large Cap RPM Fund Standard Class	LVIP SSgA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap RPM Fund Service Class	LVIP SSgA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Cap RPM Fund Standard Class	LVIP SSgA Small-Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap RPM Fund Service Class	LVIP SSgA Small-Cap Managed Volatility Fund Service Class
LVIP Templeton Growth RPM Fund Standard Class	LVIP Templeton Growth Managed Volatility Fund Standard Class
LVIP Templeton Growth RPM Fund Service Class	LVIP Templeton Growth Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth RPM Fund Standard Class	LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth RPM Fund Service Class	LVIP UBS Large Cap Growth Managed Volatility Fund Service Class
LVIP VIP Contrafund RPM Portfolio Standard Class	LVIP VIP Contrafund Managed Volatility Portfolio Standard Class
LVIP VIP Contrafund RPM Portfolio Service Class	LVIP VIP Contrafund Managed Volatility Portfolio Service Class
LVIP VIP Mid Cap RPM Portfolio Standard Class	LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
LVIP VIP Mid Cap RPM Portfolio Service Class	LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
LVIP Capital Growth Fund Standard Class	LVIP Wellington Capital Growth Fund Standard Class
LVIP Capital Growth Fund Service Class	LVIP Wellington Capital Growth Fund Service Class
LVIP Mid-Cap Value Fund Standard Class	LVIP Wellington Mid-Cap Value Fund Standard Class
LVIP Mid-Cap Value Fund Service Class	LVIP Wellington Mid-Cap Value Fund Service Class
Virtus VIT Premium AlphaSector Series Class A	Virtus VIT Equity Trend Series Class A
Virtus VIT Premium AlphaSector Series Class I	Virtus VIT Equity Trend Series Class I

Also during 2015, the MFS VIT Core Equity Series Service Class merged into the MFS VIT II Core Equity Portfolio Service Class.

During 2016, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2016, the 2016 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2016:

American Century VP Balanced Fund Class I	JPMorgan Insurance Trust Core Bond Portfolio Class 1
American Century VP Balanced Fund Class II	JPMorgan Insurance Trust Core Bond Portfolio Class 2
American Funds U.S. Government/AAA-Rated Securities Fund Class 4	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Commodity Strategy Fund Class 1	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Commodity Strategy Fund Class 2	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
Columbia VP Emerging Markets Bond Fund Class 1	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
Columbia VP Emerging Markets Bond Fund Class 2	LVIP Managed Risk Profile 2010 Fund Standard Class
Columbia VP Strategic Income Fund Class 1	LVIP Managed Risk Profile 2020 Fund Standard Class
Columbia VP Strategic Income Fund Class 2	LVIP Managed Risk Profile 2030 Fund Standard Class
Fidelity VIP Contrafund Portfolio Service Class	LVIP Managed Risk Profile 2040 Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Investor Class	LVIP SSGA Mid-Cap Index Fund Standard Class
Fidelity VIP FundsManager 50% Portfolio Service Class 2	LVIP SSGA Mid-Cap Index Fund Service Class
Fidelity VIP Growth Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IA
Fidelity VIP Overseas Portfolio Service Class	Putnam VT George Putnam Balanced Fund Class IB
First Trust Dorsey Wright Tactical Core Portfolio Class II	Templeton Growth VIP Fund Class 1

Also during 2016, the following funds changed their names:

Previous Fund Name	New Fund Name
Huntington VA Dividend Capture Fund	Catalyst Dividend Capture VA Fund
ClearBridge Variable Mid Cap Core Portfolio Class I	ClearBridge Variable Mid Cap Portfolio Class I
ClearBridge Variable Mid Cap Core Portfolio Class II	ClearBridge Variable Mid Cap Portfolio Class II
Goldman Sachs VIT Money Market Fund Institutional Class	Goldman Sachs VIT Government Money Market Fund Institutional Shares
Goldman Sachs VIT Money Market Fund Service Class	Goldman Sachs VIT Government Money Market Fund Service Shares
LVIP American Century VP Mid Cap Value Managed Volatility Fund Standard Class	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
LVIP American Century VP Mid Cap Value Managed Volatility Fund Service Class	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
LVIP BlackRock Equity Dividend Managed Volatility Fund Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Standard Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP BlackRock Global Allocation V.I. Managed Volatility Fund Service Class	LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Standard Class	LVIP Blended Core Equity Managed Volatility Fund Standard Class
LVIP ClearBridge Variable Appreciation Managed Volatility Fund Service Class	LVIP Blended Core Equity Managed Volatility Fund Service Class
LVIP UBS Large Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
LVIP UBS Large Cap Growth Managed Volatility Fund Service Class	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP Ivy Mid Cap Growth Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP Dimensional International Core Equity Managed Volatility Fund Standard Class	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
LVIP Dimensional International Core Equity Managed Volatility Fund Service Class	LVIP Dimensional International Equity Managed Volatility Fund Service Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
LVIP Dimensional U.S. Core Equity 2 Managed Volatility Fund Service Class	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
LVIP Templeton Growth Managed Volatility Fund Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
LVIP Templeton Growth Managed Volatility Fund Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Standard Class	LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
LVIP Franklin Mutual Shares VIP Managed Volatility Fund Service Class	LVIP Franklin Templeton Value Managed Volatility Fund Service Class
LVIP Money Market Fund Standard Class	LVIP Government Money Market Fund Standard Class
LVIP Money Market Fund Service Class	LVIP Government Money Market Fund Service Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Standard Class	LVIP Invesco Select Equity Managed Volatility Fund Standard Class
LVIP Invesco V.I. Comstock Managed Volatility Fund Service Class	LVIP Invesco Select Equity Managed Volatility Fund Service Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
LVIP JPMorgan Mid Cap Value Managed Volatility Fund Service Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
LVIP MFS International Growth Managed Volatility Fund Standard Class	LVIP MFS International Equity Managed Volatility Fund Standard Class
LVIP MFS International Growth Managed Volatility Fund Service Class	LVIP MFS International Equity Managed Volatility Fund Service Class
LVIP VIP Contrafund Managed Volatility Portfolio Standard Class	LVIP Select Core Equity Managed Volatility Fund Standard Class
LVIP VIP Contrafund Managed Volatility Portfolio Service Class	LVIP Select Core Equity Managed Volatility Fund Service Class
LVIP SSgA Bond Index Fund Standard Class	LVIP SSGA Bond Index Fund Standard Class
LVIP SSgA Bond Index Fund Service Class	LVIP SSGA Bond Index Fund Service Class
LVIP SSgA Conservative Index Allocation Fund Standard Class	LVIP SSGA Conservative Index Allocation Fund Standard Class
LVIP SSgA Conservative Index Allocation Fund Service Class	LVIP SSGA Conservative Index Allocation Fund Service Class
LVIP SSgA Conservative Structured Allocation Fund Standard Class	LVIP SSGA Conservative Structured Allocation Fund Standard Class
LVIP SSgA Conservative Structured Allocation Fund Service Class	LVIP SSGA Conservative Structured Allocation Fund Service Class
LVIP SSgA Developed International 150 Fund Standard Class	LVIP SSGA Developed International 150 Fund Standard Class
LVIP SSgA Developed International 150 Fund Service Class	LVIP SSGA Developed International 150 Fund Service Class
LVIP SSgA Emerging Markets 100 Fund Standard Class	LVIP SSGA Emerging Markets 100 Fund Standard Class
LVIP SSgA Emerging Markets 100 Fund Service Class	LVIP SSGA Emerging Markets 100 Fund Service Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
LVIP SSgA Global Tactical Allocation Managed Volatility Fund Service Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
LVIP SSgA International Index Fund Standard Class	LVIP SSGA International Index Fund Standard Class
LVIP SSgA International Index Fund Service Class	LVIP SSGA International Index Fund Service Class
LVIP SSgA International Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP SSgA International Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class
LVIP SSgA Large Cap 100 Fund Standard Class	LVIP SSGA Large Cap 100 Fund Standard Class
LVIP SSgA Large Cap 100 Fund Service Class	LVIP SSGA Large Cap 100 Fund Service Class
LVIP SSgA Large Cap Managed Volatility Fund Standard Class	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
LVIP SSgA Large Cap Managed Volatility Fund Service Class	LVIP SSGA Large Cap Managed Volatility Fund Service Class
LVIP SSgA Moderate Index Allocation Fund Standard Class	LVIP SSGA Moderate Index Allocation Fund Standard Class
LVIP SSgA Moderate Index Allocation Fund Service Class	LVIP SSGA Moderate Index Allocation Fund Service Class

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP SSgA Moderate Structured Allocation Fund Standard Class	LVIP SSGA Moderate Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Index Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Standard Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
LVIP SSgA Moderately Aggressive Structured Allocation Fund Service Class	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
LVIP SSgA S&P 500 Index Fund Standard Class	LVIP SSGA S&P 500 Index Fund Standard Class
LVIP SSgA S&P 500 Index Fund Service Class	LVIP SSGA S&P 500 Index Fund Service Class
LVIP SSgA Small-Cap Index Fund Standard Class	LVIP SSGA Small-Cap Index Fund Standard Class
LVIP SSgA Small-Cap Index Fund Service Class	LVIP SSGA Small-Cap Index Fund Service Class
LVIP SSgA Small-Cap Managed Volatility Fund Standard Class	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
LVIP SSgA Small-Cap Managed Volatility Fund Service Class	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
LVIP SSgA Small-Mid Cap 200 Fund Standard Class	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
LVIP SSgA Small-Mid Cap 200 Fund Service Class	LVIP SSGA Small-Mid Cap 200 Fund Service Class

During 2016, the Ivy Funds Variable Insurance Portfolios fund family changed their name to Ivy Variable Insurance Portfolios and the Van Eck VIP Trust fund family changed their name to VanEck VIP Trust.

Also during 2016, the following funds ceased to be available as investment options to Variable Account contract owners:

LVIP AQR Enhanced Global Strategies Fund Standard Class	Transparent Value Directional Allocation VI Portfolio Class I
LVIP AQR Enhanced Global Strategies Fund Service Class	Transparent Value Directional Allocation VI Portfolio Class II
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class

During 2016, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	LVIP Blended Mid Cap Managed Volatility Fund Service Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	LVIP SSGA International Managed Volatility Fund Standard Class
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	LVIP SSGA International Managed Volatility Fund Service Class

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the statements of operations. The ranges of rates are as follows for the thirty-one contract types within the Variable Account:

•  Lincoln ChoicePlus at a daily rate of .0038356% to .0082192% (1.40% to 3.00% on an annual basis).

•  Lincoln ChoicePlus Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus II at a daily rate of .0035616% to .0082192% (1.30% to 3.00% on an annual basis).

•  Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0089041% (1.40% to 3.25% on an annual basis).

•  Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0090411% (1.40% to 3.30% on an annual basis).

•  Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis).

•  Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0080822% (1.10% to 2.95% on an annual basis).

•  Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0093151% (1.10% to 3.40% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis).

•  Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

•  Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0091781% (1.40% to 3.35% on an annual basis).

•  Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis).

•  Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis).

•  Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis).

•  Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0078082% (1.00% to 2.85% on an annual basis).

•  Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis).

•  Lincoln InvestmentSolutions at a daily rate of .0016438% to .0067123% (.60% to 2.45% on an annual basis).

•  Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis).

•  Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis).

•  Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis).

•  Lincoln Investor Advantage C-Share at a daily rate of .0026027% to .0045205% (.95% to 1.65% on an annual basis).

•  Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis).

•  Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis).

During May, 2013, the fund replacements listed below occurred in certain products. The replacement funds have higher fund expenses than the funds they replaced, so the Company enacted a mortality and expense guarantee (M&E) reduction to ensure that overall fund expenses were the same after the replacement. The M&E reduction ended during May, 2016. The fund replacement was as follows:

Previous Fund Name	Replacement Fund Name	M&E Reduction
ABVPSF International Value Class B Portfolio	LVIP Mondrian International Value Service Class Fund	0.02%
American Century VP Inflation Protection Class II Fund	LVIP BlackRock Inflation Protected Bond Service Class Fund	0.06%

The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2016 and 2015 were $438,762,490 and $401,546,872, respectively.

For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2016 and 2015, sales charges amounted to $1,477,396 and $2,604,231, respectively.

Surrender, contract and all other charges are included within Contract withdrawals on the Statements of Changes in Net Assets.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2016, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio Class B
	2016		0.65%	3.15%	$4.77	$18.73	2,134,613	$24,562,976	-3.76%	-1.52%	0.00%
	2015		0.65%	2.95%	4.90	19.25	2,488,790	29,135,815	-0.34%	1.98%	0.00%
	2014		0.65%	2.95%	4.86	19.11	2,705,522	28,692,905	1.76%	4.13%	0.00%
	2013		0.65%	2.95%	4.72	18.57	3,028,771	30,284,841	19.36%	22.13%	0.02%
	2012		0.65%	2.95%	3.91	15.39	2,753,447	24,004,879	9.95%	12.51%	0.00%
AB VPS Growth and Income Portfolio Class B
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.11%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.48%
	2012		0.65%	3.15%	9.81	16.81	11,502,329	150,854,074	13.84%	16.49%	1.33%
AB VPS International Value Portfolio Class B
	2016		1.55%	1.55%	7.53	7.53	326	2,454	-2.31%	-2.31%	0.74%
	2015		1.55%	1.90%	7.45	7.71	666	5,045	0.47%	0.82%	1.70%
	2014		1.55%	1.90%	7.41	7.64	678	5,099	-8.21%	-7.88%	3.17%
	2013		1.30%	1.30%	8.45	8.45	15	128	21.14%	21.14%	2.73%
	2012		0.65%	3.20%	6.05	10.98	28,812,602	197,847,060	10.60%	13.45%	1.39%
AB VPS Large Cap Growth Portfolio Class B
	2016		1.30%	2.80%	10.33	24.62	698,118	9,426,032	-0.47%	1.03%	0.00%
	2015		1.30%	2.80%	10.27	24.37	772,531	10,319,207	7.79%	9.42%	0.00%
	2014		1.30%	2.80%	9.44	22.27	848,639	10,433,388	10.70%	12.37%	0.00%
	2013		1.30%	2.80%	8.44	19.82	909,766	10,154,434	33.22%	35.23%	0.00%
	2012		1.30%	2.80%	6.27	14.65	1,054,995	8,789,778	13.10%	14.72%	0.03%
AB VPS Small/Mid Cap Value Portfolio Class A
	2016		0.40%	0.80%	12.30	12.30	31,088	382,005	24.59%	24.59%	0.71%
	2015		0.40%	0.40%	9.87	9.87	7,880	77,770	-5.86%	-5.86%	0.80%
	2014	7/24/14	0.40%	0.80%	10.46	10.48	5,516	57,825	1.02%	1.76%	0.31%
AB VPS Small/Mid Cap Value Portfolio Class B
	2016		0.30%	3.20%	12.25	41.47	6,394,531	191,725,194	20.86%	24.42%	0.32%
	2015		0.30%	3.20%	14.11	33.70	6,850,862	167,462,421	-8.67%	-6.26%	0.51%
	2014		0.60%	3.20%	15.45	36.24	7,291,406	194,269,675	5.51%	8.24%	0.46%
	2013		0.65%	3.20%	14.64	33.83	8,139,879	205,119,410	33.30%	36.74%	0.44%
	2012		0.65%	3.20%	11.00	25.04	7,832,184	143,146,719	14.80%	17.70%	0.29%
Alps|Alerian Energy Infrastructure Portfolio Class I
	2016		0.40%	0.80%	8.95	9.04	26,684	241,029	40.26%	40.83%	2.24%
	2015		0.40%	0.80%	6.42	6.42	28,281	181,504	-37.96%	-37.96%	0.85%
	2014	7/24/14	0.40%	0.40%	10.35	10.35	11,325	117,205	-6.09%	-6.09%	0.92%
Alps|Alerian Energy Infrastructure Portfolio Class III
	2016		0.30%	1.65%	8.65	8.97	624,350	5,468,502	38.49%	40.37%	2.41%
	2015		0.30%	1.65%	6.25	6.39	379,465	2,388,413	-38.94%	-38.11%	0.93%
	2014	7/2/14	0.30%	1.65%	10.23	10.32	187,200	1,921,367	-6.49%	-0.84%	0.21%
Alps|Red Rocks Listed Private Equity Portfolio Class I
	2016	3/7/16	0.40%	0.80%	9.89	9.96	2,705	26,876	7.06%	12.99%	3.90%
Alps|Red Rocks Listed Private Equity Portfolio Class III
	2016		0.30%	1.65%	9.72	9.94	556,329	5,435,000	6.21%	7.65%	0.82%
	2015	5/26/15	0.30%	1.65%	9.15	9.23	373,631	3,424,521	-10.07%	-8.81%	0.16%
Alps|Stadion Tactical Defensive Portfolio Class I
	2016		0.40%	0.80%	10.59	10.59	5,276	55,445	11.01%	11.01%	0.00%
	2015		0.40%	0.40%	9.54	9.54	870	8,312	-9.71%	-9.71%	0.20%
	2014	12/26/14	0.40%	0.40%	10.57	10.57	7,749	81,904	-1.30%	-1.30%	0.00%
Alps|Stadion Tactical Defensive Portfolio Class III
	2016		0.30%	1.65%	10.16	10.33	439,298	4,509,989	9.00%	9.60%	0.00%
	2015		1.10%	1.65%	9.32	9.43	566,375	5,324,167	-10.83%	-10.34%	0.12%
	2014	7/17/14	1.10%	1.65%	10.46	10.51	72,836	764,872	-0.67%	2.46%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Alps|Stadion Tactical Growth Portfolio Class III
	2016		0.30%	1.65%	$10.10	$10.33	390,479	$3,972,301	7.43%	8.89%	0.33%
	2015	5/27/15	0.30%	1.65%	9.41	9.49	145,628	1,373,696	-6.37%	-2.92%	0.00%
American Century VP Balanced Fund Class II
	2016	5/25/16	0.30%	3.05%	10.29	10.48	1,761,279	18,291,592	-1.16%	6.73%	0.79%
American Century VP Inflation Protection Fund Class II
	2016	1/22/16	2.15%	2.15%	11.92	11.92	2,283	27,225	-2.86%	-2.86%	1.66%
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.34%
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.66%
	2012		0.65%	3.15%	11.15	14.52	34,203,692	473,044,643	4.06%	6.69%	2.41%
American Funds Asset Allocation Fund Class 1
	2016		0.40%	1.95%	11.49	15.84	944,992	13,813,111	7.57%	9.25%	3.09%
	2015		0.40%	1.95%	10.52	14.53	284,659	3,379,682	-0.32%	1.24%	2.84%
	2014		0.40%	1.95%	13.69	14.22	81,493	1,083,366	3.62%	4.72%	1.91%
	2013	5/28/13	0.90%	1.95%	13.21	13.58	44,228	597,313	8.28%	8.96%	1.64%
American Funds Asset Allocation Fund Class 4
	2016		0.30%	1.65%	10.98	11.38	7,898,429	87,672,209	7.38%	8.84%	1.58%
	2015		0.30%	1.65%	10.22	10.45	4,522,223	46,560,007	-0.51%	0.84%	3.01%
	2014	7/11/14	0.30%	1.65%	10.28	10.37	488,562	5,036,627	0.73%	2.37%	2.97%
American Funds Blue Chip Income and Growth Fund Class 1
	2016		0.40%	1.90%	12.63	18.66	215,617	3,345,018	16.82%	18.58%	2.32%
	2015		0.40%	1.90%	10.65	15.77	183,536	2,465,234	-4.55%	-3.11%	2.26%
	2014		0.40%	1.90%	15.55	16.30	168,673	2,328,817	13.51%	15.00%	4.84%
	2013		0.60%	1.90%	13.70	14.18	69,801	971,653	30.75%	32.46%	2.55%
	2012	3/1/12	0.60%	1.90%	10.48	10.70	51,725	545,963	1.54%	8.47%	2.91%
American Funds Blue Chip Income and Growth Fund Class 4
	2016		0.30%	1.65%	12.07	12.51	1,606,020	19,617,556	16.56%	18.14%	2.14%
	2015		0.30%	1.65%	10.36	10.59	952,751	9,935,928	-4.79%	-3.50%	2.57%
	2014	6/27/14	0.30%	1.65%	10.88	10.97	270,432	2,949,193	-0.94%	7.83%	6.32%
American Funds Bond Fund Class 1
	2016		0.60%	1.90%	10.57	11.37	323,939	3,654,693	1.33%	2.65%	2.06%
	2015		0.60%	1.90%	10.43	11.08	219,347	2,408,720	-1.44%	-0.16%	2.03%
	2014		0.60%	1.90%	10.59	11.10	184,166	2,028,548	3.60%	4.95%	2.53%
	2013		0.60%	1.90%	10.27	10.57	78,093	818,840	-3.54%	-2.47%	4.51%
	2012	5/31/12	0.60%	1.70%	10.65	10.84	9,154	97,818	0.67%	2.23%	3.29%
American Funds Capital Income Builder Fund Class 1
	2016		0.40%	1.70%	9.81	10.15	90,463	916,505	2.41%	3.75%	3.55%
	2015		0.40%	1.70%	9.75	9.78	36,108	352,892	-1.82%	-1.62%	3.01%
	2014	8/13/14	0.40%	0.60%	9.93	9.95	11,785	117,203	-0.92%	-0.63%	1.21%
American Funds Capital Income Builder Fund Class 4
	2016		0.30%	1.65%	9.70	10.05	2,709,830	26,593,272	2.09%	3.47%	2.92%
	2015		0.30%	1.65%	9.50	9.71	1,345,855	12,866,136	-3.40%	-2.09%	2.72%
	2014	7/11/14	0.30%	1.65%	9.83	9.92	331,104	3,264,170	-2.81%	2.10%	1.46%
American Funds Global Balanced Fund Class 1
	2016		0.60%	0.65%	12.53	12.56	44,349	555,860	4.05%	4.11%	2.23%
	2015		0.60%	1.70%	11.47	12.07	26,192	314,361	-2.36%	-1.28%	1.25%
	2014		0.60%	1.70%	11.75	12.22	28,351	344,386	0.15%	1.26%	1.55%
	2013		0.60%	1.70%	12.06	12.07	19,898	236,081	11.84%	11.89%	3.54%
	2012	5/31/12	0.60%	0.65%	10.78	10.79	2,753	29,698	10.94%	12.34%	2.52%
American Funds Global Bond Fund Class 1
	2016		0.60%	2.15%	9.39	10.25	219,952	2,222,585	0.73%	2.31%	0.82%
	2015		0.60%	2.15%	9.32	10.02	180,752	1,783,495	-5.79%	-4.32%	0.09%
	2014		0.60%	2.15%	9.90	10.47	159,471	1,649,036	-0.45%	1.10%	1.84%
	2013		0.60%	2.15%	10.06	10.35	107,161	1,097,950	-4.05%	-2.99%	0.00%
	2012	3/26/12	0.60%	1.70%	10.48	10.67	27,264	289,169	-0.10%	3.57%	4.08%
American Funds Global Discovery Fund Class 1
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.49%
	2012	7/18/12	0.65%	0.65%	10.54	10.54	2,542	26,800	8.58%	8.58%	1.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Global Growth Fund Class 1
	2016		0.40%	1.90%	$11.00	$22.26	120,828	$2,168,663	-1.03%	0.47%	1.14%
	2015		0.40%	1.90%	11.00	22.20	103,598	1,966,526	5.22%	6.81%	1.54%
	2014		0.40%	1.90%	16.32	20.76	53,456	929,867	0.84%	1.85%	1.74%
	2013		0.65%	1.65%	20.38	20.38	9,962	180,670	28.67%	28.67%	2.64%
	2012	12/17/12	0.65%	0.65%	15.84	15.84	477	7,558	0.77%	0.77%	0.61%
American Funds Global Growth Fund Class 2
	2016		0.65%	3.15%	13.55	23.71	13,247,007	273,063,601	-2.50%	-0.03%	0.83%
	2015		0.65%	3.15%	13.90	23.87	14,297,446	299,327,181	3.62%	6.24%	1.01%
	2014		0.65%	3.15%	13.41	22.62	15,062,955	300,070,833	-0.86%	1.65%	1.13%
	2013		0.65%	3.15%	13.53	22.40	16,531,915	328,814,702	25.17%	28.34%	1.22%
	2012		0.65%	3.15%	10.81	17.56	18,726,406	294,366,132	18.76%	21.77%	0.88%
American Funds Global Growth Fund Class 4
	2016		0.30%	1.65%	10.62	11.00	1,566,169	16,824,684	-1.27%	0.07%	0.69%
	2015		0.30%	1.65%	10.75	11.00	1,199,771	12,998,542	4.94%	6.37%	1.81%
	2014	7/7/14	0.30%	1.65%	10.25	10.34	166,172	1,707,623	-2.09%	6.92%	1.88%
American Funds Global Growth and Income Fund Class 1
	2016		0.60%	1.90%	13.50	14.53	102,601	1,471,459	5.59%	6.97%	2.57%
	2015		0.60%	1.90%	12.79	13.58	61,907	828,333	-3.00%	-1.73%	2.46%
	2014		0.60%	1.90%	13.18	13.82	39,804	541,529	4.00%	5.36%	4.40%
	2013	5/31/13	0.60%	1.90%	12.68	13.12	13,187	169,168	3.15%	11.86%	7.06%
American Funds Global Small Capitalization Fund Class 1
	2016		0.40%	1.90%	10.26	20.57	72,209	1,145,718	0.42%	1.94%	0.61%
	2015		0.40%	1.90%	10.18	20.22	43,539	713,056	-1.39%	0.10%	0.00%
	2014		0.40%	1.90%	12.12	20.24	38,850	647,274	0.43%	1.74%	0.56%
	2013	3/18/13	0.60%	1.90%	12.07	19.90	9,572	171,321	3.23%	18.71%	0.36%
American Funds Global Small Capitalization Fund Class 2
	2016		0.60%	3.15%	10.95	33.61	21,300,578	378,822,041	-1.07%	1.49%	0.22%
	2015		0.60%	3.15%	11.07	33.54	22,851,469	407,238,808	-2.84%	-0.38%	0.00%
	2014		0.65%	3.15%	11.39	34.07	24,595,417	444,106,901	-1.04%	1.46%	0.12%
	2013		0.65%	3.15%	11.51	33.99	25,652,712	468,775,881	24.30%	27.45%	0.86%
	2012		0.65%	3.15%	9.26	26.99	28,256,850	412,911,878	14.52%	17.41%	1.34%
American Funds Global Small Capitalization Fund Class 4
	2016		0.30%	1.65%	9.91	10.26	505,637	5,070,326	0.18%	1.54%	0.10%
	2015		0.30%	1.65%	9.89	9.98	449,566	4,478,298	-1.66%	-1.11%	0.00%
	2014	7/10/14	1.10%	1.65%	10.05	10.09	109,654	1,105,353	-3.11%	0.33%	0.15%
American Funds Growth Fund Class 1
	2016		0.40%	2.15%	12.47	27.00	385,511	8,098,393	7.43%	9.32%	1.04%
	2015		0.40%	2.15%	11.53	24.75	295,072	5,907,860	4.84%	6.69%	0.88%
	2014		0.40%	2.15%	15.57	23.24	265,323	5,209,877	6.47%	8.14%	1.77%
	2013		0.60%	2.15%	20.43	21.43	95,918	1,854,888	28.24%	29.59%	2.17%
	2012	7/18/12	0.65%	1.70%	15.93	16.54	11,356	181,628	6.66%	8.59%	0.86%
American Funds Growth Fund Class 2
	2016		0.60%	3.20%	15.70	31.38	59,105,003	1,372,744,558	6.04%	8.83%	0.70%
	2015		0.60%	3.20%	14.74	29.19	66,210,229	1,430,702,928	3.49%	6.22%	0.58%
	2014		0.60%	3.20%	14.09	27.83	77,008,391	1,582,205,164	5.09%	7.86%	0.76%
	2013		0.60%	3.20%	13.22	26.12	88,916,417	1,713,280,045	26.01%	29.26%	0.91%
	2012		0.65%	3.20%	10.35	20.46	104,648,159	1,577,540,044	14.24%	17.13%	0.76%
American Funds Growth Fund Class 4
	2016		0.30%	1.65%	12.03	12.47	4,279,096	52,085,976	7.43%	8.89%	0.62%
	2015		0.30%	1.65%	11.20	11.45	2,619,327	29,556,538	4.84%	6.26%	1.19%
	2014	7/11/14	0.30%	1.65%	10.68	10.78	689,230	7,385,095	1.48%	8.58%	1.88%
American Funds Growth-Income Fund Class 1
	2016		0.40%	1.90%	12.12	25.89	192,831	4,355,827	9.70%	11.36%	1.80%
	2015		0.40%	1.90%	10.88	23.30	144,584	2,966,116	-0.20%	1.31%	1.56%
	2014		0.40%	1.90%	16.68	23.04	136,191	2,917,443	8.82%	10.24%	1.91%
	2013		0.60%	1.90%	20.84	20.84	42,509	857,590	32.95%	32.95%	4.20%
	2012	12/17/12	0.65%	0.65%	15.68	15.68	480	7,525	0.14%	0.14%	0.87%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Growth-Income Fund Class 2
	2016		0.60%	3.20%	$15.13	$27.51	88,817,914	$1,856,720,868	8.01%	10.86%	1.33%
	2015		0.60%	3.20%	13.95	25.13	97,917,131	1,864,034,886	-1.74%	0.85%	1.27%
	2014		0.60%	3.20%	14.13	25.23	108,518,744	2,071,195,590	7.15%	9.98%	1.25%
	2013		0.60%	3.20%	13.13	23.23	123,574,320	2,169,089,785	29.30%	32.71%	1.32%
	2012		0.60%	3.20%	10.11	17.73	141,043,265	1,889,206,205	13.84%	16.78%	1.59%
American Funds Growth-Income Fund Class 4
	2016		0.30%	1.65%	11.57	11.99	2,971,117	34,742,603	9.44%	10.92%	1.38%
	2015		0.30%	1.65%	10.57	10.81	1,933,530	20,582,982	-0.45%	0.91%	2.25%
	2014	7/11/14	0.30%	1.65%	10.62	10.71	429,293	4,572,408	1.70%	7.62%	2.87%
American Funds High-Income Bond Fund Class 1
	2016		0.60%	1.90%	11.69	12.58	105,363	1,306,921	15.61%	17.13%	6.43%
	2015		0.60%	1.90%	10.11	10.74	84,527	894,088	-8.70%	-7.50%	6.45%
	2014		0.60%	1.90%	11.07	11.61	67,751	777,749	-1.09%	0.20%	7.05%
	2013		0.60%	1.90%	11.19	11.58	30,666	350,547	4.88%	6.26%	9.56%
	2012	3/26/12	0.60%	1.90%	10.67	10.90	15,785	170,366	0.25%	7.13%	15.17%
American Funds International Fund Class 1
	2016		0.40%	1.90%	9.36	15.86	275,577	3,500,191	2.03%	3.37%	1.63%
	2015		0.40%	1.70%	9.09	15.37	250,441	3,084,558	-5.87%	-4.64%	2.18%
	2014		0.40%	1.70%	15.19	16.15	150,309	2,008,634	-4.05%	-2.99%	2.73%
	2013		0.60%	1.70%	15.83	15.83	28,752	466,616	19.85%	19.85%	2.40%
	2012	8/7/12	1.70%	1.70%	13.21	13.21	12,512	165,249	8.46%	8.46%	1.63%
American Funds International Fund Class 2
	2016		0.65%	3.15%	9.93	24.73	40,061,459	629,030,458	0.32%	2.86%	1.24%
	2015		0.65%	3.15%	9.89	24.33	43,059,631	664,730,962	-7.49%	-5.14%	1.49%
	2014		0.65%	3.15%	10.69	25.96	44,124,291	729,574,567	-5.67%	-3.28%	1.38%
	2013		0.65%	3.15%	11.34	27.16	44,360,488	778,437,194	17.86%	20.85%	1.36%
	2012		0.65%	3.15%	9.62	22.75	46,582,914	700,805,428	14.25%	17.14%	1.49%
American Funds International Fund Class 4
	2016		0.30%	1.65%	9.03	9.35	1,691,788	15,447,183	1.53%	2.91%	1.33%
	2015		0.30%	1.65%	8.89	9.09	1,206,889	10,804,545	-6.31%	-5.04%	2.06%
	2014	7/8/14	0.30%	1.65%	9.49	9.57	318,221	3,027,225	-6.56%	2.94%	3.02%
American Funds International Growth and Income Fund Class 1
	2016		0.60%	2.15%	10.19	11.12	129,412	1,418,750	-0.45%	1.10%	2.55%
	2015		0.60%	2.15%	10.23	10.99	138,132	1,501,645	-7.35%	-5.91%	2.33%
	2014		0.60%	2.15%	11.05	11.68	132,517	1,533,911	-4.99%	-3.51%	3.51%
	2013	3/18/13	0.60%	2.15%	11.63	12.11	68,436	818,062	2.18%	14.51%	5.76%
American Funds Managed Risk Asset Allocation Fund Class P1
	2016		0.60%	1.70%	12.70	13.26	91,744	1,208,325	5.76%	6.87%	1.52%
	2015		0.65%	1.70%	12.41	12.41	71,784	889,748	-1.48%	-1.48%	1.89%
	2014		0.65%	0.65%	12.59	12.59	59,551	749,950	2.58%	2.58%	0.31%
	2013	5/20/13	0.65%	0.65%	12.28	12.28	31,059	381,308	7.24%	7.24%	2.06%
American Funds Managed Risk Asset Allocation Fund Class P2
	2016		1.30%	2.85%	12.00	12.77	5,432,934	68,793,798	4.31%	5.89%	1.22%
	2015		1.30%	2.80%	11.60	12.06	2,593,237	31,081,934	-3.56%	-2.35%	1.73%
	2014	8/20/14	1.30%	2.55%	12.03	12.35	511,562	6,299,380	-1.32%	3.75%	0.10%
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1
	2016		0.60%	1.70%	11.87	12.35	12,154	147,587	11.86%	13.09%	1.74%
	2015		0.60%	1.70%	10.61	10.92	6,877	73,829	-8.64%	-7.63%	0.56%
	2014		0.60%	1.70%	11.82	11.82	8,638	101,228	7.93%	7.93%	4.48%
	2013	9/9/13	0.60%	0.60%	10.96	10.96	1,111	12,177	9.23%	9.23%	1.52%
American Funds Managed Risk Growth Fund Class P1
	2016		0.60%	0.90%	11.60	11.60	10,212	117,497	2.27%	2.27%	0.49%
	2015		0.60%	0.60%	11.34	11.34	1,886	21,404	0.45%	0.45%	0.00%
	2014		0.60%	1.70%	11.09	11.09	6,172	68,833	0.46%	0.46%	1.05%
	2013	11/14/13	1.70%	1.70%	11.04	11.04	4,637	51,202	3.51%	3.51%	0.65%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Funds Managed Risk Growth-Income Fund Class P1
	2016		0.65%	1.70%	$11.46	$11.91	2,079	$24,076	4.70%	5.81%	1.34%
	2015		0.65%	1.70%	10.95	11.25	2,157	23,786	-4.90%	-3.90%	0.32%
	2014		0.65%	1.70%	11.71	11.71	2,307	26,676	4.18%	4.18%	2.58%
	2013	12/16/13	0.65%	0.65%	11.24	11.24	558	6,275	3.40%	3.40%	0.98%
American Funds Managed Risk International Fund Class P1
	2016		0.60%	0.90%	9.07	9.07	4,732	42,593	-3.17%	-3.17%	1.03%
	2015		0.60%	0.65%	9.37	9.37	5,906	55,274	-6.68%	-6.68%	0.01%
	2014	3/10/14	0.60%	0.60%	10.04	10.04	1,359	13,648	-4.08%	-4.08%	1.37%
American Funds Mortgage Fund Class 1
	2016		0.40%	1.90%	10.44	11.20	34,430	373,841	0.57%	2.09%	2.10%
	2015		0.40%	1.90%	10.38	11.00	23,448	250,122	0.16%	1.68%	1.55%
	2014		0.40%	1.90%	10.37	10.85	26,208	276,226	3.56%	4.86%	0.90%
	2013		0.65%	1.90%	10.01	10.34	31,044	314,793	-3.26%	-2.05%	1.29%
	2012	6/22/12	0.65%	1.90%	10.35	10.56	14,108	147,411	-0.50%	0.49%	0.80%
American Funds Mortgage Fund Class 4
	2016		0.30%	1.65%	10.13	10.50	450,667	4,621,446	0.34%	1.70%	1.19%
	2015		0.30%	1.65%	10.10	10.19	471,125	4,794,465	-0.04%	0.51%	3.90%
	2014	7/24/14	1.10%	1.65%	10.10	10.14	5,213	52,828	0.65%	0.94%	1.37%
American Funds New World Fund Class 1
	2016		0.40%	2.15%	9.20	10.35	297,012	2,941,699	3.35%	5.17%	1.07%
	2015		0.40%	2.15%	8.79	9.86	217,610	2,068,339	-5.02%	-3.34%	0.87%
	2014		0.40%	2.15%	9.67	10.23	165,600	1,645,697	-9.60%	-8.19%	1.59%
	2013		0.60%	2.15%	10.76	11.12	62,079	681,495	9.56%	10.94%	3.86%
	2012	6/22/12	0.65%	1.90%	9.82	10.03	2,740	27,382	15.20%	16.03%	1.74%
American Funds New World Fund Class 4
	2016		0.30%	1.65%	8.88	9.21	1,618,886	14,556,375	3.32%	4.73%	0.66%
	2015		0.30%	1.65%	8.60	8.79	1,131,422	9,799,068	-4.96%	-3.66%	0.68%
	2014	6/30/14	0.30%	1.65%	9.05	9.13	229,661	2,083,507	-13.72%	-2.61%	2.44%
American Funds U.S. Government/AAA-Rated Securities Fund Class 1
	2016		0.60%	1.90%	10.27	11.04	22,590	246,784	-0.47%	0.83%	1.69%
	2015		0.60%	1.90%	10.32	10.95	11,804	127,303	0.01%	1.32%	1.29%
	2014		0.60%	1.90%	10.31	10.81	17,594	186,388	3.26%	4.61%	1.14%
	2013		0.60%	1.90%	9.99	10.33	26,690	270,577	-4.70%	-3.45%	1.34%
	2012	5/31/12	0.60%	1.90%	10.48	10.70	6,133	64,936	-0.37%	0.30%	1.57%
BlackRock Global Allocation V.I. Fund Class I
	2016		0.40%	1.90%	10.32	15.86	264,557	3,731,880	2.15%	3.70%	1.34%
	2015		0.40%	1.90%	9.95	15.33	211,287	2,832,358	-2.58%	-1.11%	1.40%
	2014		0.40%	1.90%	11.85	15.53	95,187	1,443,873	0.19%	1.50%	2.77%
	2013		0.60%	1.90%	15.10	15.30	61,891	937,866	13.73%	14.07%	2.74%
	2012	9/4/12	0.60%	0.90%	13.28	13.41	5,032	67,220	-0.04%	3.55%	4.39%
BlackRock Global Allocation V.I. Fund Class III
	2016		0.30%	3.20%	10.28	15.51	78,755,721	1,118,809,230	0.54%	3.49%	1.10%
	2015		0.30%	3.20%	9.93	15.03	86,148,478	1,199,215,935	-4.12%	-1.30%	1.03%
	2014		0.30%	3.20%	11.12	15.29	91,977,049	1,314,829,729	-1.28%	1.27%	2.17%
	2013		0.60%	3.20%	11.26	15.13	97,802,754	1,396,151,367	10.81%	13.73%	1.06%
	2012		0.60%	3.20%	10.16	13.30	99,634,318	1,265,422,400	6.51%	9.31%	1.54%
BlackRock iShares Alternative Strategies V.I. Fund Class I
	2016	3/16/16	0.40%	0.40%	10.02	10.02	931	9,323	2.07%	2.07%	2.49%
BlackRock iShares Alternative Strategies V.I. Fund Class III
	2016		0.30%	1.65%	9.77	10.00	338,852	3,328,776	4.48%	5.90%	4.59%
	2015	5/26/15	0.30%	1.65%	9.35	9.44	54,935	515,429	-5.32%	-3.32%	6.31%
Catalyst Dividend Capture VA Fund
	2016		1.10%	2.20%	13.37	14.22	98,442	1,382,651	4.64%	5.80%	4.43%
	2015		1.10%	2.20%	12.77	13.44	89,058	1,182,870	-5.17%	-4.11%	4.15%
	2014		1.10%	2.20%	13.47	14.02	100,138	1,389,923	7.76%	8.95%	5.21%
	2013		1.10%	2.20%	12.50	12.87	104,189	1,331,206	17.35%	18.65%	3.04%
	2012		1.10%	2.20%	10.65	10.84	105,834	1,143,254	9.04%	10.19%	4.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
ClearBridge Variable Aggressive Growth Portfolio Class I
	2016		0.40%	0.40%	$11.07	$11.07	17,917	$198,293	0.80%	0.80%	0.61%
	2015		0.40%	0.40%	10.98	10.98	17,166	188,486	-2.13%	-2.13%	0.33%
	2014	7/24/14	0.40%	0.40%	11.22	11.22	17,600	197,454	2.42%	2.42%	0.24%
ClearBridge Variable Aggressive Growth Portfolio Class II
	2016		0.30%	1.65%	10.64	11.02	1,769,468	19,053,014	-0.72%	0.63%	0.40%
	2015		0.30%	1.65%	10.71	10.95	1,645,147	17,765,237	-3.54%	-2.23%	0.11%
	2014	6/27/14	0.30%	1.65%	11.11	11.20	423,885	4,723,066	1.61%	4.95%	0.00%
ClearBridge Variable Mid Cap Portfolio Class I
	2016		0.40%	0.65%	11.73	11.81	26,700	313,621	8.63%	8.90%	1.03%
	2015		0.40%	0.65%	10.84	10.84	16,347	176,720	1.89%	1.89%	0.07%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	241	2,559	2.40%	2.40%	0.28%
ClearBridge Variable Mid Cap Portfolio Class II
	2016		0.30%	2.80%	11.01	11.76	1,886,352	21,578,620	6.09%	8.78%	0.37%
	2015		0.30%	2.80%	10.37	10.81	1,626,343	17,287,110	-0.85%	1.68%	0.05%
	2014	5/19/14	0.30%	3.00%	10.45	10.63	1,357,176	14,307,002	-0.52%	9.15%	0.20%
Delaware VIP Diversified Income Series Standard Class
	2016		0.40%	2.15%	10.19	14.92	354,250	4,519,408	1.32%	3.11%	2.67%
	2015		0.40%	2.15%	9.98	14.50	249,569	3,257,476	-3.19%	-1.48%	3.00%
	2014		0.40%	2.15%	10.81	14.75	85,063	1,143,589	3.08%	4.69%	1.88%
	2013		0.60%	2.15%	14.05	14.05	43,579	563,170	-1.90%	-1.90%	0.88%
	2012	12/14/12	0.65%	0.65%	14.32	14.32	4,298	61,548	0.06%	0.06%	0.00%
Delaware VIP Diversified Income Series Service Class
	2016		0.30%	3.20%	9.80	16.64	117,428,902	1,764,684,263	0.03%	2.97%	2.85%
	2015		0.30%	3.20%	9.80	16.32	114,243,405	1,691,750,437	-4.45%	-1.64%	2.78%
	2014		0.30%	3.20%	10.25	16.76	110,189,860	1,681,645,917	1.68%	4.36%	1.97%
	2013		0.60%	3.20%	10.08	16.18	96,298,898	1,420,559,454	-4.53%	-2.06%	2.15%
	2012		0.65%	3.20%	10.57	16.62	91,557,117	1,400,398,415	3.56%	6.18%	2.94%
Delaware VIP Emerging Markets Series Standard Class
	2016	1/5/16	0.40%	0.80%	8.68	8.78	27,744	243,307	0.43%	16.93%	0.10%
	2014	9/17/14	0.80%	0.80%	9.06	9.06	347	3,141	-14.13%	-14.13%	0.00%
Delaware VIP Emerging Markets Series Service Class
	2016		0.30%	3.20%	7.70	41.61	16,679,830	275,922,577	10.10%	13.00%	0.78%
	2015		0.60%	3.20%	6.99	37.29	18,736,964	277,740,382	-17.46%	-15.29%	0.59%
	2014		0.60%	3.20%	8.47	44.57	18,418,834	325,412,353	-11.15%	-8.82%	0.41%
	2013		0.60%	3.20%	9.54	49.49	18,654,260	366,304,797	6.40%	9.15%	1.47%
	2012		0.65%	3.20%	8.96	45.89	19,252,075	349,984,488	10.59%	13.45%	0.75%
Delaware VIP High Yield Series Standard Class
	2016		1.40%	2.35%	19.65	27.28	268,686	5,329,426	10.53%	11.59%	6.80%
	2015		1.40%	2.35%	17.61	24.56	188,579	3,371,137	-8.77%	-7.90%	6.42%
	2014		1.40%	2.35%	19.12	26.78	223,892	4,346,695	-2.60%	-1.67%	6.44%
	2013		1.40%	2.35%	19.44	26.46	259,899	5,122,924	6.68%	7.70%	10.17%
	2012		1.40%	2.35%	18.05	24.75	557,596	10,126,647	15.09%	16.19%	6.04%
Delaware VIP High Yield Series Service Class
	2016		0.65%	3.15%	11.34	26.19	6,863,398	140,179,193	9.41%	12.18%	6.42%
	2015		0.65%	3.15%	10.37	23.52	7,724,858	141,996,806	-9.76%	-7.48%	6.65%
	2014		0.65%	3.15%	11.49	26.04	9,085,188	183,036,976	-3.62%	-1.18%	6.66%
	2013		0.65%	3.15%	11.92	26.67	10,902,384	224,761,227	5.60%	8.27%	7.38%
	2012		0.65%	3.15%	11.29	24.93	12,959,675	248,978,115	13.72%	16.59%	8.61%
Delaware VIP International Value Equity Series Standard Class
	2016		1.40%	1.65%	18.29	19.57	6,600	120,819	2.45%	2.74%	1.70%
	2015		1.40%	1.65%	17.80	19.11	8,520	151,785	-1.16%	-0.91%	1.87%
	2014		1.40%	1.65%	17.97	17.97	8,854	159,204	-9.94%	-9.94%	1.34%
	2013		1.40%	2.15%	19.95	22.16	10,844	217,780	20.18%	21.08%	1.56%
	2012		1.40%	2.15%	16.48	18.44	12,932	214,482	12.75%	13.60%	2.57%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Limited-Term Diversified Income Series Standard Class
	2016		0.60%	2.15%	$9.57	$11.73	103,856	$1,115,783	-0.08%	1.48%	1.52%
	2015		0.60%	2.15%	9.58	11.56	106,508	1,136,777	-1.36%	0.19%	1.70%
	2014		0.60%	2.15%	9.71	11.53	115,875	1,237,024	-0.47%	1.09%	1.60%
	2013		0.60%	2.15%	9.83	11.41	86,433	902,812	-2.92%	-1.65%	1.42%
	2012	6/22/12	0.60%	1.90%	10.13	11.60	6,886	76,979	-0.28%	0.46%	0.91%
Delaware VIP Limited-Term Diversified Income Series Service Class
	2016		0.60%	3.20%	8.83	12.39	113,723,592	1,274,183,683	-1.47%	1.12%	1.30%
	2015		0.60%	3.20%	8.96	12.26	118,427,400	1,323,115,458	-2.54%	0.04%	1.45%
	2014		0.60%	3.20%	9.19	12.25	120,406,279	1,356,387,266	-1.75%	0.84%	1.33%
	2013		0.60%	3.20%	9.36	12.15	114,924,314	1,296,360,971	-4.43%	-1.92%	1.28%
	2012		0.60%	3.20%	9.80	12.39	94,626,180	1,098,789,192	-0.66%	1.91%	1.43%
Delaware VIP REIT Series Standard Class
	2016		0.40%	2.35%	12.19	47.22	93,339	3,461,597	3.41%	5.45%	1.46%
	2015		0.40%	2.35%	11.56	45.23	98,252	3,944,404	1.34%	3.33%	1.22%
	2014		0.40%	2.35%	30.35	44.21	141,768	5,926,515	26.46%	27.66%	1.33%
	2013		1.40%	2.35%	24.00	34.63	126,712	4,258,904	-0.23%	0.72%	1.53%
	2012		1.40%	2.35%	24.06	34.38	130,450	4,355,745	14.23%	15.32%	1.60%
Delaware VIP REIT Series Service Class
	2016		0.30%	3.20%	12.14	38.74	7,211,037	171,756,550	2.29%	5.30%	0.93%
	2015		0.30%	3.20%	11.53	37.20	6,981,859	163,379,321	0.26%	3.21%	1.00%
	2014		0.30%	3.20%	13.04	36.44	7,537,961	176,163,124	25.06%	28.35%	1.12%
	2013		0.60%	3.20%	10.27	28.62	7,541,026	140,346,986	-1.29%	1.26%	1.31%
	2012		0.65%	3.20%	10.24	28.47	8,020,243	151,073,344	12.99%	15.85%	1.26%
Delaware VIP Small Cap Value Series Standard Class
	2016		0.40%	2.35%	12.39	47.43	171,918	7,337,236	28.36%	30.88%	0.90%
	2015		0.40%	2.35%	9.57	36.60	179,747	6,367,026	-8.40%	-6.60%	0.73%
	2014		0.40%	2.35%	32.00	39.58	195,050	7,559,965	3.40%	4.39%	0.56%
	2013		1.40%	2.35%	30.95	37.91	213,991	8,057,362	30.41%	31.65%	0.74%
	2012		1.40%	2.35%	23.73	28.80	248,520	7,108,831	11.26%	12.32%	0.60%
Delaware VIP Small Cap Value Series Service Class
	2016		0.30%	3.20%	12.47	47.23	12,790,973	364,314,405	26.96%	30.69%	0.68%
	2015		0.30%	3.20%	9.54	36.54	13,594,728	301,130,775	-9.41%	-6.74%	0.47%
	2014		0.30%	3.20%	14.99	39.61	14,687,106	355,732,262	2.29%	4.93%	0.34%
	2013		0.65%	3.20%	14.66	38.03	15,896,125	372,923,143	28.98%	32.31%	0.52%
	2012		0.65%	3.20%	11.36	28.96	18,110,280	325,403,913	10.06%	12.90%	0.35%
Delaware VIP Smid Cap Growth Series Standard Class
	2016		0.40%	2.50%	12.71	40.10	191,484	7,381,828	5.62%	7.86%	0.22%
	2015		0.40%	2.50%	11.91	37.55	216,769	7,913,109	5.04%	7.11%	0.38%
	2014		0.40%	2.35%	28.00	35.41	238,939	8,365,583	0.75%	1.71%	0.07%
	2013		1.40%	2.35%	27.58	34.81	271,774	9,429,179	38.05%	39.36%	0.03%
	2012		1.40%	2.35%	19.83	24.98	312,966	7,799,343	8.44%	9.48%	0.24%
Delaware VIP Smid Cap Growth Series Service Class
	2016		0.30%	3.20%	12.80	36.29	6,538,038	176,907,561	4.67%	7.69%	0.00%
	2015		0.30%	3.15%	11.89	34.23	6,674,093	170,242,554	3.98%	6.99%	0.16%
	2014		0.30%	3.15%	15.00	32.49	6,122,012	147,642,377	-0.32%	2.21%	0.00%
	2013		0.65%	3.15%	14.85	32.18	7,136,137	169,924,221	36.61%	40.06%	0.00%
	2012		0.65%	3.15%	10.72	23.25	7,728,235	132,109,834	7.28%	9.99%	0.01%
Delaware VIP U.S. Growth Series Service Class
	2016		0.30%	3.15%	11.09	22.76	16,337,364	309,410,670	-8.43%	-5.78%	0.38%
	2015		0.30%	3.20%	16.62	24.50	17,287,587	351,628,194	1.82%	4.40%	0.35%
	2014		0.65%	3.15%	16.27	23.75	18,204,155	356,087,453	9.00%	11.76%	0.01%
	2013		0.65%	3.15%	14.89	21.51	19,086,029	335,409,773	30.28%	33.57%	0.12%
	2012		0.65%	3.15%	11.39	16.29	20,861,489	276,129,824	12.53%	15.20%	0.00%
Delaware VIP Value Series Standard Class
	2016		0.40%	2.35%	12.26	30.88	298,300	6,917,723	11.98%	14.19%	1.74%
	2015		0.40%	2.35%	10.85	27.44	287,275	6,159,729	-2.73%	-0.81%	1.75%
	2014		0.40%	2.35%	22.18	28.07	321,113	7,091,505	11.35%	12.41%	1.71%
	2013		1.40%	2.35%	19.73	25.08	370,671	7,405,602	30.59%	31.84%	1.76%
	2012		1.40%	2.35%	14.97	19.11	379,166	5,735,340	12.07%	13.14%	2.24%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP Value Series Service Class
	2016		0.30%	3.20%	$12.33	$29.83	13,979,863	$313,973,328	10.72%	13.98%	1.55%
	2015		0.30%	3.20%	10.82	26.58	13,027,705	262,215,467	-3.77%	-0.94%	1.51%
	2014		0.30%	3.20%	14.77	27.25	13,857,245	287,864,246	10.12%	12.96%	1.42%
	2013		0.65%	3.20%	13.30	24.42	13,475,411	250,120,711	29.18%	32.51%	1.53%
	2012		0.65%	3.20%	10.14	18.65	13,064,224	184,513,961	10.83%	13.69%	1.98%
Deutsche Alternative Asset Allocation VIP Portfolio Class A
	2016		0.40%	2.15%	9.71	13.71	82,784	1,023,156	3.06%	4.88%	2.07%
	2015		0.40%	2.15%	9.45	13.10	78,294	920,543	-8.29%	-6.86%	2.87%
	2014		0.60%	2.15%	10.30	14.06	67,124	852,273	1.30%	2.88%	1.78%
	2013		0.60%	2.15%	10.25	13.67	52,526	637,444	-0.97%	0.34%	0.67%
	2012	6/22/12	0.60%	1.90%	10.35	13.62	3,133	41,178	0.20%	6.64%	0.00%
Deutsche Alternative Asset Allocation VIP Portfolio Class B
	2016		0.30%	3.20%	8.98	13.39	4,305,326	53,342,762	1.68%	4.68%	1.80%
	2015		0.30%	3.20%	8.83	12.84	4,501,518	53,959,007	-9.49%	-6.83%	2.71%
	2014		0.30%	3.20%	9.76	13.91	4,275,328	55,634,524	-0.02%	2.57%	1.56%
	2013		0.65%	3.20%	9.76	13.67	4,140,319	52,997,930	-2.42%	0.10%	1.80%
	2012		0.65%	3.20%	10.00	13.77	3,782,943	48,887,063	5.92%	8.66%	3.19%
Deutsche Equity 500 Index VIP Portfolio Class A
	2016		1.30%	2.65%	15.02	26.02	314,478	5,985,795	8.70%	10.17%	1.93%
	2015		1.30%	2.65%	13.70	23.62	362,823	6,242,087	-1.51%	-0.18%	1.67%
	2014		1.30%	2.65%	13.79	23.66	400,529	7,058,427	10.43%	11.93%	1.88%
	2013		1.30%	2.65%	12.39	21.14	540,134	8,249,499	28.48%	30.22%	2.77%
	2012		1.30%	2.65%	9.56	16.82	1,573,706	18,587,414	12.67%	14.20%	1.80%
Deutsche Equity 500 Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.57%
	2012		1.15%	3.05%	10.90	15.77	1,745,099	24,431,454	12.23%	14.10%	1.50%
Deutsche Small Cap Index VIP Portfolio Class A
	2016		1.30%	2.70%	17.51	34.75	117,462	3,623,104	17.86%	19.46%	1.02%
	2015		1.30%	2.65%	14.83	29.25	135,242	3,512,931	-7.09%	-5.83%	1.05%
	2014		1.30%	2.65%	15.94	31.23	157,921	4,366,578	2.00%	3.39%	0.98%
	2013		1.30%	2.65%	15.61	30.37	197,615	5,316,825	35.02%	36.85%	1.67%
	2012		1.30%	2.65%	11.54	22.32	237,379	4,672,758	13.21%	14.75%	0.90%
Deutsche Small Cap Index VIP Portfolio Class B
	2013		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.47%
	2012		1.10%	2.80%	11.53	19.44	716,261	11,128,385	12.68%	14.61%	0.67%
Eaton Vance VT Floating-Rate Income Fund Initial Class
	2016		0.30%	1.65%	10.31	10.68	1,106,306	11,525,735	7.16%	8.62%	3.15%
	2015		0.30%	1.65%	9.62	9.70	697,430	6,754,584	-2.61%	-2.08%	3.35%
	2014	7/8/14	1.10%	1.65%	9.88	9.91	142,143	1,407,375	-1.51%	-1.22%	1.61%
Eaton Vance VT Floating-Rate Income Fund ADV Class
	2016		0.40%	0.80%	10.62	10.73	207,642	2,228,046	8.34%	8.77%	3.42%
	2015		0.40%	0.80%	9.80	9.87	208,187	2,053,882	-1.42%	-1.03%	3.62%
	2014	9/22/14	0.40%	0.80%	9.94	9.97	44,060	439,056	-0.62%	-0.23%	1.00%
Fidelity VIP Contrafund Portfolio Initial Class
	2016		0.40%	0.80%	11.66	11.78	113,901	1,341,965	7.14%	7.57%	0.95%
	2015		0.40%	0.80%	10.95	10.95	26,396	288,974	0.27%	0.27%	1.17%
	2014	9/12/14	0.40%	0.40%	10.93	10.93	11,580	126,513	3.23%	3.23%	2.01%
Fidelity VIP Contrafund Portfolio Service Class 2
	2016		0.30%	3.20%	11.74	29.51	42,901,310	1,016,765,625	4.34%	7.41%	0.56%
	2015		0.30%	3.20%	10.93	27.75	46,418,773	1,042,372,893	-2.75%	0.11%	0.79%
	2014		0.30%	3.20%	14.47	28.00	49,380,506	1,129,791,103	8.14%	10.99%	0.72%
	2013		0.60%	3.20%	13.23	25.41	54,960,895	1,147,842,954	26.83%	30.10%	0.82%
	2012		0.65%	3.20%	10.32	19.65	60,353,643	982,723,808	12.48%	15.39%	1.11%
Fidelity VIP Equity-Income Portfolio Initial Class
	2012		1.40%	2.35%	13.73	17.12	417,316	6,035,653	14.58%	15.68%	3.07%
Fidelity VIP Equity-Income Portfolio Service Class 2
	2012		1.30%	2.85%	10.51	16.69	2,313,710	33,091,613	13.77%	15.54%	2.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity VIP Growth Portfolio Initial Class
	2016		0.40%	2.50%	$11.64	$24.82	220,923	$3,955,951	-1.69%	0.40%	0.03%
	2015		0.40%	2.50%	11.60	25.09	283,603	5,172,442	4.68%	6.75%	0.25%
	2014		0.40%	2.35%	17.25	23.84	312,379	5,379,425	8.71%	9.75%	0.18%
	2013		1.40%	2.35%	15.72	21.82	344,916	5,449,720	33.17%	34.44%	0.28%
	2012		1.40%	2.35%	11.69	16.30	399,781	4,693,997	12.03%	13.10%	0.58%
Fidelity VIP Growth Portfolio Service Class 2
	2016		0.30%	3.15%	10.82	23.95	8,568,945	161,344,919	-2.57%	0.25%	0.00%
	2015		0.30%	3.15%	10.96	24.26	8,766,814	165,705,481	3.59%	6.59%	0.03%
	2014		0.30%	3.15%	10.43	23.12	8,743,528	157,076,821	7.57%	10.29%	0.00%
	2013		0.65%	3.15%	9.57	21.21	9,844,980	160,663,201	31.79%	35.12%	0.05%
	2012		0.65%	3.15%	7.16	15.89	10,524,487	128,371,676	10.86%	13.66%	0.41%
Fidelity VIP Mid Cap Portfolio Initial Class
	2016		0.40%	0.80%	11.44	11.56	98,925	1,142,422	11.34%	11.79%	0.52%
	2015		0.40%	0.80%	10.27	10.34	60,944	629,561	-2.18%	-1.78%	0.50%
	2014	7/24/14	0.40%	0.80%	10.50	10.53	55,948	588,669	0.58%	0.70%	0.73%
Fidelity VIP Mid Cap Portfolio Service Class 2
	2016		0.30%	3.20%	11.39	23.02	24,449,161	518,501,410	8.40%	11.59%	0.29%
	2015		0.30%	3.20%	10.32	20.83	26,015,626	502,064,436	-4.73%	-1.92%	0.25%
	2014		0.30%	3.20%	13.33	21.44	27,773,055	554,863,646	2.69%	5.40%	0.02%
	2013		0.60%	3.20%	12.98	20.48	29,593,175	567,793,371	31.59%	34.99%	0.27%
	2012		0.65%	3.20%	9.86	15.26	33,298,343	479,121,111	10.96%	13.82%	0.39%
Fidelity VIP Overseas Portfolio Initial Class
	2012		1.40%	2.50%	12.99	18.08	117,396	1,543,100	17.76%	19.06%	1.77%
Fidelity VIP Overseas Portfolio Service Class 2
	2012		0.65%	2.95%	8.91	18.63	5,375,511	70,116,312	16.88%	19.60%	1.59%
Fidelity VIP Strategic Income Portfolio Initial Class
	2016		0.40%	0.40%	10.29	10.29	44,522	458,257	7.84%	7.84%	5.29%
	2015	8/20/15	0.40%	0.40%	9.54	9.54	17,775	169,676	-2.39%	-2.39%	3.54%
Fidelity VIP Strategic Income Portfolio Service Class 2
	2016		0.30%	1.65%	10.03	10.26	777,159	7,854,444	6.25%	7.69%	4.74%
	2015	6/2/15	0.30%	1.65%	9.44	9.53	201,175	1,905,317	-4.80%	0.08%	4.76%
First Trust Dorsey Wright Tactical Core Portfolio Class I
	2016	3/11/16	0.30%	1.50%	9.78	9.91	196,582	1,928,167	4.03%	6.04%	0.85%
First Trust Multi Income Allocation Portfolio Class I
	2016		0.30%	1.65%	10.53	10.92	477,982	5,078,137	7.51%	8.96%	2.29%
	2015		0.30%	1.65%	9.80	10.02	294,772	2,903,830	-4.82%	-3.51%	2.92%
	2014	7/11/14	0.30%	1.65%	10.30	10.39	41,113	424,568	-0.28%	1.38%	1.45%
First Trust Multi Income Allocation Portfolio Class II
	2016	11/28/16	0.80%	0.80%	10.84	10.84	4,551	49,364	1.79%	1.79%	1.46%
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.24%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I
	2016		0.30%	1.65%	11.44	11.85	1,449,656	16,730,278	9.91%	11.40%	1.03%
	2015		0.30%	1.65%	10.41	10.64	846,252	8,848,494	-1.55%	-0.21%	3.79%
	2014	7/16/14	0.30%	1.65%	10.57	10.66	146,866	1,555,694	3.49%	4.96%	0.17%
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II
	2016		0.40%	0.40%	11.91	11.91	514	6,136	11.63%	11.63%	1.14%
	2015	8/4/15	0.40%	0.40%	10.66	10.66	554	5,917	-1.62%	-1.62%	2.04%
Franklin Founding Funds Allocation VIP Fund Class 4
	2016		0.30%	1.65%	9.93	10.29	624,012	6,262,072	11.07%	12.58%	3.36%
	2015		0.30%	1.65%	8.94	9.02	433,559	3,901,773	-7.77%	-7.27%	3.28%
	2014	7/7/14	1.10%	1.65%	9.69	9.73	664,782	6,459,585	-5.07%	-3.68%	0.00%
Franklin Income VIP Fund Class 1
	2016		0.40%	0.40%	10.37	10.37	10,100	104,717	13.88%	13.88%	4.48%
	2015	8/20/15	0.40%	0.40%	9.10	9.10	6,237	56,787	-3.19%	-3.19%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Franklin Income VIP Fund Class 2
	2016		0.60%	3.20%	$12.23	$16.69	37,309,015	$571,348,724	10.43%	13.34%	4.55%
	2015		0.60%	3.20%	11.08	15.07	40,053,489	546,576,674	-9.98%	-7.66%	4.65%
	2014		0.65%	3.20%	12.31	16.70	42,936,639	640,251,249	1.32%	3.94%	4.95%
	2013		0.65%	3.20%	12.14	16.44	44,017,116	637,025,857	10.35%	13.20%	6.33%
	2012		0.65%	3.20%	11.01	14.86	45,522,467	587,335,783	9.11%	11.92%	6.50%
Franklin Income VIP Fund Class 4
	2016		0.30%	1.65%	9.94	10.30	2,486,241	24,996,694	12.01%	13.53%	4.24%
	2015		0.30%	1.65%	8.87	9.07	1,871,191	16,724,357	-8.67%	-7.42%	4.36%
	2014	7/2/14	0.30%	1.65%	9.71	9.80	799,422	7,785,150	-5.16%	-4.05%	0.00%
Franklin Mutual Shares VIP Fund Class 1
	2016		0.40%	0.40%	11.25	11.25	56,610	637,050	15.89%	15.89%	2.89%
	2015	2/12/15	0.40%	0.80%	9.65	9.71	4,409	42,696	-8.56%	-7.14%	4.45%
Franklin Mutual Shares VIP Fund Class 2
	2016		0.60%	3.20%	12.90	18.67	47,911,586	732,978,896	12.40%	15.36%	1.83%
	2015		0.60%	3.20%	11.42	16.57	54,160,493	722,209,227	-7.93%	-5.50%	3.06%
	2014		0.60%	3.20%	12.35	17.95	57,601,956	816,349,869	3.75%	6.48%	1.99%
	2013		0.60%	3.20%	11.85	17.26	61,488,681	821,308,773	24.23%	27.49%	2.05%
	2012		0.60%	3.20%	9.50	13.86	67,978,309	714,861,663	10.70%	13.56%	2.11%
Franklin Mutual Shares VIP Fund Class 4
	2016		0.30%	1.65%	10.79	11.18	504,067	5,503,180	14.04%	15.59%	1.71%
	2015		0.30%	1.65%	9.46	9.54	361,025	3,439,996	-6.60%	-6.09%	3.76%
	2014	6/27/14	1.10%	1.65%	10.13	10.16	80,873	821,201	-2.00%	0.38%	1.09%
Franklin Rising Dividends VIP Fund Class 1
	2016		0.40%	0.80%	11.84	11.84	54,805	648,697	15.86%	15.86%	1.41%
	2015		0.40%	0.40%	10.22	10.22	39,479	403,470	-3.80%	-3.80%	1.79%
	2014	12/26/14	0.40%	0.40%	10.62	10.62	8,072	85,754	-1.37%	-1.37%	0.00%
Franklin Rising Dividends VIP Fund Class 4
	2016		0.30%	1.65%	11.35	11.77	1,393,866	16,009,437	14.04%	15.59%	1.12%
	2015		0.30%	1.65%	9.96	10.18	812,411	8,143,641	-5.33%	-4.03%	1.44%
	2014	7/8/14	0.30%	1.65%	10.52	10.61	247,836	2,612,458	3.35%	9.47%	0.00%
Franklin Small Cap Value VIP Fund Class 1
	2016		0.40%	0.80%	11.92	11.92	32,106	382,591	30.02%	30.02%	0.96%
	2015		0.40%	0.40%	9.17	9.17	29,834	273,520	-7.55%	-7.55%	0.91%
	2014	7/24/14	0.40%	0.80%	9.89	9.92	28,306	280,716	-1.64%	-0.06%	0.00%
Franklin Small Cap Value VIP Fund Class 4
	2016		0.30%	1.65%	11.43	11.84	515,803	5,963,669	27.99%	29.73%	0.56%
	2015		0.30%	1.65%	8.93	9.13	256,182	2,302,665	-9.03%	-7.79%	0.57%
	2014	6/30/14	0.30%	1.65%	9.81	9.90	74,120	729,615	-4.40%	2.72%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 1
	2016		0.40%	0.80%	10.90	10.90	18,342	199,812	3.99%	3.99%	0.00%
	2015	2/12/15	0.40%	0.40%	10.48	10.48	499	5,227	-6.30%	-6.30%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 2
	2013		1.30%	1.30%	18.34	18.34	8	153	36.36%	36.36%	0.00%
	2012		0.65%	3.05%	8.30	20.65	6,950,142	95,465,313	7.58%	10.13%	0.00%
Franklin Small-Mid Cap Growth VIP Fund Class 4
	2016		0.30%	1.65%	10.45	10.83	305,816	3,236,354	2.33%	3.72%	0.00%
	2015		0.30%	1.65%	10.21	10.31	203,997	2,101,188	-4.36%	-3.83%	0.00%
	2014	6/27/14	1.10%	1.65%	10.68	10.72	59,006	631,684	1.72%	11.79%	0.00%
Goldman Sachs VIT Large Cap Value Fund Service Shares
	2016		0.65%	2.60%	15.88	22.59	7,309,129	152,708,651	8.43%	10.56%	1.70%
	2015		0.65%	2.60%	14.64	20.44	8,058,914	152,745,824	-7.03%	-5.20%	1.17%
	2014		0.65%	2.60%	15.74	21.56	8,521,063	170,988,409	9.72%	11.88%	1.08%
	2013		0.65%	2.60%	14.33	19.27	9,859,446	177,640,451	29.52%	32.07%	0.93%
	2012		0.65%	2.60%	11.06	14.59	11,719,759	160,364,887	15.77%	18.05%	1.11%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Goldman Sachs VIT Government Money Market Fund Institutional Shares
	2016		0.40%	0.80%	$9.93	$9.93	145,114	$1,434,296	-0.11%	-0.11%	0.29%
	2015		0.40%	0.40%	9.94	9.94	83,411	829,040	-0.37%	-0.37%	0.02%
	2014	8/13/14	0.40%	0.40%	9.98	9.98	33,096	330,156	-0.15%	-0.15%	0.01%
Goldman Sachs VIT Government Money Market Fund Service Shares
	2016		0.30%	1.65%	9.58	9.93	4,889,010	47,465,080	-1.60%	-0.26%	0.04%
	2015		0.30%	1.65%	9.73	9.95	3,667,090	35,943,941	-1.63%	-0.30%	0.01%
	2014	6/27/14	0.30%	1.65%	9.90	9.98	696,493	6,913,327	-0.62%	-0.15%	0.00%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares
	2016		0.30%	1.65%	8.97	9.10	282,396	2,561,128	-1.37%	-0.82%	0.72%
	2015		1.10%	1.65%	9.09	9.18	273,286	2,503,876	-6.44%	-5.93%	2.33%
	2014	7/17/14	0.30%	1.65%	9.72	9.81	78,046	761,056	-3.44%	-0.96%	2.70%
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares
	2016		0.40%	0.80%	9.36	9.36	6,083	56,608	0.12%	0.12%	1.90%
	2015		0.40%	0.40%	9.35	9.35	3,042	28,443	-4.89%	-4.89%	2.10%
	2014	7/25/14	0.40%	0.40%	9.83	9.83	2,951	29,011	-2.79%	-2.79%	1.62%
Goldman Sachs VIT Strategic Income Fund Advisor Shares
	2016		0.30%	1.65%	9.33	9.46	536,717	5,058,570	-0.91%	-0.36%	1.96%
	2015		1.10%	1.65%	9.41	9.50	393,476	3,727,127	-3.85%	-3.32%	2.81%
	2014	6/30/14	1.10%	1.65%	9.79	9.82	73,914	725,079	-2.50%	-1.46%	3.93%
Goldman Sachs VIT Strategic Income Fund Institutional Shares
	2016	9/28/16	0.40%	0.40%	9.75	9.75	2,517	24,556	0.75%	0.75%	1.14%
Guggenheim Long Short Equity Fund
	2016		0.30%	1.65%	10.33	10.70	323,154	3,383,496	-0.99%	0.35%	0.00%
	2015		0.30%	1.65%	10.46	10.65	331,382	3,484,473	-0.25%	0.86%	0.00%
	2014	7/8/14	0.40%	1.50%	10.48	10.56	32,127	337,506	3.47%	7.33%	0.00%
Guggenheim Multi-Hedge Strategies Fund
	2016		0.30%	1.65%	10.13	10.47	403,607	4,142,436	-2.11%	-0.88%	0.08%
	2015		0.40%	1.65%	10.38	10.57	335,852	3,504,194	0.33%	1.44%	0.65%
	2014	7/17/14	0.40%	1.50%	10.34	10.42	48,619	504,099	3.03%	3.22%	0.00%
Hartford Capital Appreciation HLS Fund Class IA
	2016		0.40%	0.40%	11.12	11.12	7,326	81,462	5.10%	5.10%	1.06%
	2015		0.40%	0.40%	10.58	10.58	7,552	79,900	0.62%	0.62%	1.08%
	2014	7/24/14	0.40%	0.40%	10.51	10.51	4,695	49,359	0.91%	0.91%	1.01%
Hartford Capital Appreciation HLS Fund Class IC
	2016		0.30%	1.65%	10.62	11.00	806,703	8,649,304	3.27%	4.67%	0.76%
	2015		0.30%	1.65%	10.28	10.37	590,300	6,107,986	-1.12%	-0.57%	0.83%
	2014	7/7/14	1.10%	1.65%	10.40	10.43	151,210	1,575,774	0.55%	9.77%	1.81%
Huntington VA Balanced Fund
	2014		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.01%
	2013		1.10%	2.75%	11.50	11.98	255,104	3,020,057	12.13%	13.88%	2.00%
	2012		1.10%	2.65%	10.25	10.51	261,079	2,726,151	6.64%	8.25%	1.74%
Invesco V.I. American Franchise Fund Series I
	2016		1.40%	1.80%	6.26	10.54	247,786	2,457,377	0.44%	0.85%	0.00%
	2015		1.40%	1.80%	6.23	10.45	259,703	2,552,845	3.13%	3.55%	0.00%
	2014		1.40%	1.80%	6.04	10.09	277,239	2,631,394	6.51%	6.93%	0.04%
	2013		1.40%	1.80%	5.68	9.44	318,698	2,811,844	37.64%	38.19%	0.43%
	2012	4/27/12	1.40%	2.15%	4.12	12.71	388,788	2,448,434	-3.92%	-3.42%	0.00%
Invesco V.I. American Franchise Fund Series II
	2016		1.35%	2.15%	13.82	18.79	88,012	1,262,042	-0.15%	0.65%	0.00%
	2015		1.30%	2.15%	13.81	18.79	97,067	1,394,206	2.52%	3.41%	0.00%
	2014		1.30%	2.15%	13.35	18.17	82,287	1,160,140	5.87%	6.77%	0.00%
	2013		1.30%	2.15%	12.58	17.02	101,689	1,350,336	36.83%	37.99%	0.25%
	2012	4/27/12	1.30%	2.15%	9.18	12.37	119,108	1,160,818	-4.09%	-3.54%	0.00%
Invesco V.I. Balanced-Risk Allocation Fund Series I
	2016		0.40%	0.40%	10.88	10.88	16,502	179,469	11.19%	11.19%	0.39%
	2015		0.40%	0.80%	9.72	9.78	18,541	181,221	-4.86%	-4.48%	4.38%
	2014	10/6/14	0.40%	0.80%	10.21	10.24	15,983	163,613	1.17%	1.64%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Invesco V.I. Balanced-Risk Allocation Fund Series II
	2016		0.30%	1.65%	$10.46	$10.84	1,087,000	$11,500,595	9.69%	11.18%	0.19%
	2015		0.30%	1.65%	9.54	9.75	629,069	6,040,193	-5.97%	-4.68%	5.22%
	2014	7/17/14	0.30%	1.65%	10.14	10.23	138,690	1,409,936	-1.41%	0.72%	0.00%
Invesco V.I. Comstock Fund Series I
	2016		0.40%	0.40%	11.59	11.59	10,970	127,171	16.83%	16.83%	1.75%
	2015	1/20/15	0.40%	0.40%	9.92	9.92	7,665	76,058	-3.10%	-3.10%	2.59%
Invesco V.I. Comstock Fund Series II
	2016		0.30%	1.65%	11.19	11.55	319,390	3,609,131	15.25%	16.64%	1.29%
	2015		0.30%	1.50%	9.71	9.90	230,234	2,250,576	-7.59%	-6.46%	2.16%
	2014	6/27/14	0.30%	1.50%	10.50	10.58	106,746	1,123,603	0.33%	2.02%	1.00%
Invesco V.I. Core Equity Fund Series I
	2016		1.40%	2.35%	10.96	21.68	439,891	6,615,056	7.70%	8.73%	0.70%
	2015		1.40%	2.35%	10.12	20.09	491,817	6,827,267	-7.96%	-7.08%	1.10%
	2014		1.40%	2.35%	10.93	21.78	561,170	8,378,083	5.63%	6.64%	0.84%
	2013		1.40%	2.35%	10.29	20.58	649,963	9,093,922	26.25%	27.45%	1.36%
	2012		1.40%	2.35%	8.11	16.27	760,319	8,273,284	11.24%	12.30%	0.95%
Invesco V.I. Core Equity Fund Series II
	2016		1.30%	2.55%	16.03	21.75	91,692	1,584,442	7.25%	8.60%	0.45%
	2015		1.30%	2.55%	14.86	20.03	109,222	1,779,813	-8.37%	-7.22%	0.85%
	2014		1.30%	2.55%	16.12	21.93	132,515	2,328,434	5.13%	6.45%	0.67%
	2013		1.30%	2.55%	15.24	20.71	151,110	2,492,738	25.69%	27.27%	1.20%
	2012		1.30%	2.55%	12.05	16.36	177,661	2,319,966	10.75%	12.15%	0.78%
Invesco V.I. Diversified Dividend Fund Series I
	2016		0.40%	0.40%	12.36	12.36	2,580	31,899	14.36%	14.36%	0.84%
	2015		0.40%	0.40%	10.81	10.81	2,670	28,870	1.66%	1.66%	1.74%
	2014	9/25/14	0.40%	0.40%	10.63	10.63	1,891	20,112	6.02%	6.02%	0.00%
Invesco V.I. Diversified Dividend Fund Series II
	2016		0.30%	1.65%	11.88	12.31	1,337,202	16,087,887	12.66%	14.19%	1.29%
	2015		0.30%	1.65%	10.55	10.78	500,906	5,324,096	0.15%	1.52%	1.95%
	2014	7/10/14	0.30%	1.65%	10.53	10.62	66,573	703,253	0.40%	9.67%	1.58%
Invesco V.I. Equally-Weighted S&P 500 Fund Series I
	2016		0.40%	0.40%	12.02	12.02	2,387	28,707	13.79%	13.79%	0.88%
	2015	1/20/15	0.40%	0.40%	10.57	10.57	894	9,448	-0.71%	-0.71%	1.91%
Invesco V.I. Equally-Weighted S&P 500 Fund Series II
	2016		0.30%	1.65%	11.56	11.98	1,336,793	15,623,413	12.08%	13.60%	0.41%
	2015		0.30%	1.65%	10.31	10.55	851,935	8,844,073	-4.51%	-3.21%	1.64%
	2014	7/9/14	0.30%	1.65%	10.80	10.90	136,960	1,483,592	4.07%	11.61%	0.81%
Invesco V.I. Equity and Income Fund Series I
	2016	11/11/16	0.40%	0.40%	11.79	11.79	1,537	18,139	3.99%	3.99%	0.00%
Invesco V.I. Equity and Income Fund Series II
	2016		0.30%	1.65%	11.33	11.74	658,431	7,539,819	12.96%	14.51%	1.59%
	2015		0.30%	1.65%	10.03	10.12	443,458	4,477,860	-4.18%	-3.65%	3.30%
	2014	7/8/14	1.10%	1.65%	10.47	10.51	123,483	1,296,474	0.74%	2.15%	1.09%
Invesco V.I. International Growth Fund Series I
	2016		0.40%	2.70%	9.04	22.09	129,560	1,937,875	-3.10%	-0.85%	1.23%
	2015		0.40%	2.70%	9.40	22.56	149,912	2,279,644	-4.18%	-2.73%	1.47%
	2014		0.40%	2.15%	13.09	26.44	143,078	2,385,899	-1.80%	-1.06%	1.50%
	2013		1.40%	2.15%	13.29	26.92	156,767	2,842,158	16.48%	17.36%	1.20%
	2012		1.40%	2.15%	11.37	23.11	180,597	2,817,427	13.08%	13.93%	1.44%
Invesco V.I. International Growth Fund Series II
	2016		0.30%	2.95%	9.09	25.02	1,858,589	31,241,116	-3.58%	-0.99%	1.14%
	2015		0.30%	3.00%	9.27	25.52	1,393,853	24,503,635	-5.45%	-2.91%	1.56%
	2014		0.30%	2.95%	21.82	26.40	596,520	11,617,442	-2.52%	-1.25%	2.05%
	2013		1.35%	2.65%	22.23	26.73	96,272	2,294,969	15.61%	17.13%	1.02%
	2012		1.35%	2.65%	19.09	22.83	101,919	2,084,367	12.24%	13.71%	1.19%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Ivy VIP Asset Strategy Portfolio
	2016		0.30%	1.65%	$8.39	$8.70	1,016,225	$8,628,074	-4.16%	-2.87%	0.56%
	2015		0.30%	1.65%	8.76	8.95	1,097,627	9,680,546	-9.85%	-8.62%	0.35%
	2014	7/8/14	0.30%	1.65%	9.71	9.80	423,661	4,127,237	-5.27%	-3.27%	0.00%
Ivy VIP Energy Portfolio
	2016		0.30%	1.65%	8.19	8.49	885,207	7,342,074	32.35%	34.15%	0.11%
	2015		0.30%	1.65%	6.19	6.33	638,180	3,978,380	-23.42%	-22.38%	0.04%
	2014	7/9/14	0.30%	1.65%	8.08	8.15	108,849	882,727	-25.22%	-10.48%	0.00%
Ivy VIP High Income Portfolio
	2016		0.30%	1.65%	10.21	10.58	1,227,172	12,676,987	14.29%	15.84%	6.26%
	2015		0.30%	1.65%	8.93	9.01	839,949	7,556,617	-8.04%	-7.53%	5.25%
	2014	6/30/14	1.10%	1.65%	9.71	9.75	239,799	2,334,101	-3.71%	-2.63%	0.00%
Ivy VIP Micro Cap Growth Portfolio
	2016		0.30%	1.65%	10.53	10.91	288,852	3,081,159	11.44%	12.95%	0.00%
	2015		0.30%	1.65%	9.45	9.66	159,405	1,517,813	-10.65%	-9.43%	0.00%
	2014	7/8/14	0.30%	1.65%	10.58	10.67	37,742	400,406	1.78%	8.97%	0.00%
Ivy VIP Mid Cap Growth Portfolio
	2016		0.30%	1.70%	10.23	10.67	437,303	4,559,877	4.33%	5.80%	0.00%
	2015		0.30%	1.70%	9.89	9.96	298,128	2,963,011	-7.18%	-6.34%	0.00%
	2014	7/8/14	0.60%	1.50%	10.63	10.68	63,050	672,504	1.50%	5.85%	0.00%
Ivy VIP Science and Technology Portfolio
	2016		0.30%	1.65%	9.98	10.34	1,117,303	11,286,325	-0.12%	1.24%	0.00%
	2015		0.30%	1.65%	9.99	10.21	958,066	9,642,947	-4.47%	-3.17%	0.00%
	2014	7/7/14	0.30%	1.65%	10.46	10.55	172,676	1,810,902	-2.84%	9.91%	0.00%
Janus Aspen Balanced Portfolio Service Shares
	2016		1.30%	2.70%	14.20	23.18	607,858	13,427,070	1.54%	2.98%	1.79%
	2015		1.30%	2.70%	13.98	22.53	640,870	13,858,969	-2.26%	-0.89%	1.36%
	2014		1.30%	2.70%	16.63	22.76	776,151	16,990,797	5.41%	6.84%	1.51%
	2013		1.30%	2.65%	15.73	21.32	899,833	18,533,143	16.67%	18.26%	1.33%
	2012		1.30%	2.65%	13.44	18.05	1,004,049	17,573,781	10.41%	11.91%	2.45%
Janus Aspen Enterprise Portfolio Service Shares
	2016		1.30%	2.65%	22.28	39.45	188,437	6,272,489	9.17%	10.66%	0.02%
	2015		1.30%	2.65%	20.38	35.65	184,452	5,621,941	1.05%	2.43%	0.53%
	2014		1.30%	2.65%	20.14	34.81	191,245	5,735,064	9.31%	10.79%	0.03%
	2013		1.30%	2.65%	18.40	31.42	214,172	5,821,920	28.59%	30.33%	0.36%
	2012		1.30%	2.65%	14.28	24.21	275,692	5,788,938	13.93%	15.48%	0.00%
Janus Aspen Global Research Portfolio Service Shares
	2016		1.30%	2.20%	13.81	18.11	46,108	685,329	-0.39%	0.49%	0.88%
	2015		1.30%	2.35%	13.83	18.02	51,793	768,416	-4.66%	-3.83%	0.53%
	2014		1.30%	2.20%	14.47	18.74	62,180	960,519	4.85%	5.86%	0.95%
	2013		1.30%	2.20%	13.77	17.70	77,993	1,145,170	25.29%	26.40%	1.05%
	2012		1.30%	2.20%	10.96	14.01	86,498	1,007,347	17.25%	18.48%	0.77%
JPMorgan Insurance Trust Global Allocation Portfolio Class 2
	2016		0.30%	2.80%	9.62	10.03	373,705	3,671,654	2.91%	5.53%	3.03%
	2015	5/27/15	0.30%	2.80%	9.35	9.51	211,175	1,992,066	-7.28%	1.05%	3.60%
JPMorgan Insurance Trust Income Builder Portfolio Class 2
	2016		0.30%	1.65%	9.95	10.18	118,680	1,187,403	4.46%	5.88%	3.93%
	2015	6/15/15	0.30%	1.65%	9.52	9.61	26,561	253,706	-3.06%	1.01%	5.80%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1
	2016		0.40%	0.40%	11.64	11.64	13,142	152,944	11.58%	11.58%	0.43%
	2015		0.40%	0.40%	10.43	10.43	6,432	67,093	-6.25%	-6.25%	0.59%
	2014	7/24/14	0.40%	0.40%	11.12	11.12	4,661	51,852	6.21%	6.21%	0.00%
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2
	2016		0.30%	1.65%	11.18	11.59	830,614	9,397,107	9.91%	11.40%	0.51%
	2015		0.30%	1.65%	10.20	10.40	540,453	5,539,019	-7.52%	-6.40%	0.56%
	2014	6/30/14	0.30%	1.50%	11.03	11.11	143,019	1,581,231	5.93%	12.45%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Lord Abbett Bond Debenture Portfolio Class VC
	2016		0.30%	1.65%	$10.65	$11.04	1,302,693	$14,064,799	10.30%	11.80%	5.41%
	2015		0.30%	1.65%	9.66	9.86	735,945	7,172,203	-3.14%	-1.92%	6.41%
	2014	7/8/14	0.40%	1.65%	9.97	10.05	157,782	1,579,707	-1.68%	-0.05%	9.97%
Lord Abbett Developing Growth Portfolio Class VC
	2016		0.30%	1.65%	9.46	9.81	445,510	4,270,483	-4.20%	-2.90%	0.00%
	2015		0.30%	1.65%	9.88	10.10	358,101	3,564,305	-9.71%	-8.48%	0.00%
	2014	7/8/14	0.30%	1.65%	10.94	11.03	81,316	892,992	0.88%	6.22%	0.00%
Lord Abbett Fundamental Equity Portfolio Class VC
	2016		0.65%	2.55%	15.57	26.28	616,910	14,504,456	12.83%	14.99%	1.04%
	2015		0.65%	2.55%	13.80	22.86	708,620	14,585,552	-5.88%	-4.07%	1.13%
	2014		0.65%	2.55%	14.66	23.83	767,451	16,471,424	4.44%	6.45%	0.44%
	2013		0.65%	2.55%	14.04	22.38	850,301	17,237,836	32.34%	34.88%	0.23%
	2012		0.65%	2.55%	10.61	16.60	987,863	14,919,914	7.80%	9.87%	0.54%
Lord Abbett Short Duration Income Portfolio Class VC
	2016		0.30%	1.65%	9.97	10.33	1,718,707	17,339,498	1.78%	3.16%	2.90%
	2015		0.30%	1.65%	9.79	10.01	1,336,246	13,185,468	-1.07%	0.28%	3.95%
	2014	7/8/14	0.30%	1.65%	9.90	9.98	265,058	2,631,988	-1.03%	-0.55%	3.98%
LVIP American Balanced Allocation Fund Standard Class
	2016		0.40%	1.70%	10.61	13.29	431,415	5,508,061	4.41%	5.78%	1.09%
	2015		0.40%	1.70%	10.14	12.56	756,193	9,397,360	-2.35%	-1.07%	3.03%
	2014		0.40%	1.70%	12.25	12.72	718,032	9,024,440	3.96%	5.06%	2.37%
	2013		0.65%	1.70%	12.03	12.03	695,070	8,409,493	13.95%	13.95%	2.66%
	2012	6/4/12	0.90%	0.90%	10.56	10.56	10,301	108,777	9.31%	9.31%	2.96%
LVIP American Balanced Allocation Fund Service Class
	2016		0.30%	1.65%	10.28	10.65	2,397,182	24,891,285	4.10%	5.51%	2.17%
	2015		0.30%	1.65%	9.87	9.96	1,245,806	12,378,996	-2.65%	-2.11%	4.57%
	2014	7/21/14	1.10%	1.65%	10.14	10.18	257,979	2,624,183	-0.71%	1.70%	5.19%
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	11.62	12.57	19,746,245	240,375,458	13.74%	16.73%	1.41%
	2015		0.60%	3.20%	10.22	10.76	14,100,392	148,581,982	-7.26%	-4.82%	1.83%
	2014	1/7/14	0.60%	3.20%	11.02	11.31	7,508,948	84,015,445	1.36%	13.56%	0.70%
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.90%	12.08	12.22	54,114	654,522	3.70%	3.96%	1.90%
	2015		0.65%	0.90%	11.65	11.76	48,002	559,801	-2.98%	-2.73%	3.39%
	2014		0.65%	0.90%	12.00	12.00	46,000	552,545	4.55%	4.55%	1.72%
	2013	4/29/13	0.90%	0.90%	11.48	11.48	57,213	656,928	5.56%	5.56%	1.88%
LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	2016		1.30%	2.80%	9.63	9.98	2,208,790	21,928,177	1.39%	2.92%	1.88%
	2015		1.30%	2.80%	9.52	9.70	1,471,731	14,213,210	-4.96%	-3.71%	4.02%
	2014	8/13/14	1.30%	2.60%	10.02	10.07	386,653	3,890,820	-1.15%	2.81%	3.84%
LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.65%	1.70%	11.52	12.11	55,099	665,837	1.57%	2.64%	1.29%
	2015		0.65%	1.70%	11.34	11.80	77,207	909,822	-4.79%	-3.79%	4.17%
	2014		0.65%	1.70%	11.91	12.26	70,567	860,217	0.83%	1.90%	2.32%
	2013	4/18/13	0.65%	1.70%	11.81	12.04	39,102	466,881	1.84%	11.61%	3.49%
LVIP American Global Growth Allocation Managed Risk Fund Service Class
	2016		1.30%	2.80%	9.27	9.61	6,605,037	63,222,610	0.10%	1.61%	1.36%
	2015		1.30%	2.80%	9.29	9.46	5,697,113	53,755,700	-5.97%	-4.74%	3.99%
	2014	8/18/14	1.30%	2.60%	9.88	9.93	1,928,498	19,140,578	-2.93%	2.40%	4.13%
LVIP American Global Growth Fund Service Class II
	2016		0.60%	3.20%	13.19	18.60	6,768,250	117,321,554	-2.92%	-0.37%	0.85%
	2015		0.60%	3.20%	13.59	18.67	6,603,420	116,266,383	3.22%	5.99%	1.61%
	2014		0.60%	3.20%	13.16	17.62	5,379,314	90,301,665	-1.34%	1.26%	0.99%
	2013		0.60%	3.20%	13.34	17.37	4,463,816	74,678,162	24.64%	27.86%	0.94%
	2012		0.65%	3.20%	10.72	13.59	3,950,993	52,186,669	18.33%	21.31%	1.04%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP American Global Small Capitalization Fund Service Class II
	2016		0.60%	3.15%	$10.68	$15.46	4,400,791	$63,532,834	-1.47%	1.07%	0.11%
	2015		0.60%	3.15%	10.84	15.26	4,755,786	68,593,027	-3.25%	-0.79%	0.22%
	2014		0.65%	3.15%	11.20	15.38	4,607,468	67,612,887	-1.46%	1.03%	0.00%
	2013		0.65%	3.15%	11.37	15.22	4,496,644	65,952,218	23.83%	26.96%	0.24%
	2012		0.65%	3.15%	9.18	11.99	4,370,857	50,971,346	14.11%	16.99%	1.05%
LVIP American Growth Allocation Fund Standard Class
	2016		0.40%	1.70%	10.73	13.56	163,494	2,122,250	4.66%	6.03%	2.18%
	2015		0.40%	1.70%	12.18	12.82	98,140	1,242,794	-2.56%	-1.48%	3.20%
	2014		0.60%	1.70%	12.50	13.01	56,849	732,076	3.84%	4.99%	2.44%
	2013		0.60%	1.70%	12.37	12.37	52,998	651,795	17.18%	17.18%	2.84%
	2012	3/5/12	0.65%	0.65%	10.56	10.56	29,710	313,703	5.40%	5.40%	2.88%
LVIP American Growth Allocation Fund Service Class
	2016		0.30%	1.65%	10.29	10.44	1,939,868	20,197,313	4.34%	4.92%	1.94%
	2015		1.10%	1.65%	9.88	9.95	1,326,973	13,171,250	-2.70%	-2.31%	3.87%
	2014	7/8/14	1.10%	1.50%	10.16	10.18	310,305	3,156,759	-0.69%	-0.13%	5.62%
LVIP American Growth Fund Service Class II
	2016		0.60%	3.20%	15.83	22.06	16,929,026	348,379,865	5.67%	8.45%	0.41%
	2015		0.60%	3.20%	14.98	20.34	16,800,673	321,970,300	3.11%	5.83%	0.26%
	2014		0.60%	3.20%	14.53	19.22	16,598,196	303,438,686	4.73%	7.48%	0.99%
	2013		0.60%	3.20%	13.87	17.85	15,625,430	268,413,384	25.57%	28.81%	0.61%
	2012		0.65%	3.20%	11.06	13.86	15,111,468	203,561,029	13.81%	16.69%	0.22%
LVIP American Growth-Income Fund Service Class II
	2016		0.60%	3.20%	16.25	22.17	14,615,380	303,742,739	7.66%	10.43%	1.59%
	2015		0.65%	3.20%	15.09	20.08	14,377,572	273,014,519	-2.07%	0.46%	1.40%
	2014		0.60%	3.20%	15.41	20.03	13,133,949	250,402,210	6.79%	9.60%	1.11%
	2013		0.60%	3.20%	14.43	18.24	12,555,756	220,496,857	28.84%	32.16%	1.07%
	2012		0.65%	3.20%	11.21	13.80	12,052,379	161,718,798	13.42%	16.29%	1.22%
LVIP American Income Allocation Fund Standard Class
	2016		0.65%	1.70%	12.66	12.66	4,752	57,078	4.94%	4.94%	7.02%
	2015		0.65%	0.65%	12.06	12.06	512	6,182	-1.34%	-1.34%	3.08%
	2014		0.65%	0.65%	12.23	12.23	522	6,381	5.52%	5.52%	10.93%
	2013	7/2/13	0.65%	0.65%	11.59	11.59	116	1,344	5.92%	5.92%	2.37%
LVIP American International Fund Service Class II
	2016		0.60%	3.20%	9.66	13.79	10,513,716	135,114,710	-0.10%	2.53%	0.95%
	2015		0.60%	3.20%	9.67	13.45	10,872,612	137,660,329	-7.84%	-5.41%	1.39%
	2014		0.60%	3.20%	10.49	14.19	10,256,151	138,656,243	-6.06%	-3.63%	0.88%
	2013		0.65%	3.20%	11.17	14.72	9,651,334	136,697,384	17.34%	20.37%	1.03%
	2012		0.65%	3.20%	9.53	12.23	9,463,522	112,475,522	13.81%	16.69%	2.58%
LVIP American Preservation Fund Standard Class
	2016		0.60%	1.90%	9.56	10.11	12,117	118,019	0.00%	1.31%	2.38%
	2015		0.60%	1.90%	9.56	9.98	8,177	81,310	-1.58%	-0.29%	1.25%
	2014		0.60%	1.90%	9.71	10.01	12,906	127,957	0.22%	1.53%	0.84%
	2013	1/25/13	0.60%	1.90%	9.69	9.86	21,962	214,542	-1.48%	0.07%	3.73%
LVIP American Preservation Fund Service Class
	2016		0.30%	1.65%	9.52	10.10	745,043	7,237,995	-0.09%	1.26%	1.27%
	2015		0.30%	1.65%	9.53	9.70	340,599	3,307,550	-1.68%	-1.13%	2.23%
	2014	8/25/14	1.10%	1.65%	9.69	9.82	15,494	151,898	-0.59%	-0.13%	1.21%
LVIP AQR Enhanced Global Strategies Fund Standard Class
	2015		0.40%	0.40%	10.54	10.54	1,350	14,227	1.55%	1.55%	1.53%
	2014	7/25/14	0.40%	0.40%	10.38	10.38	1,429	14,825	0.34%	0.34%	1.85%
LVIP AQR Enhanced Global Strategies Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.90%
	2015		0.30%	1.65%	10.31	10.51	247,690	2,566,129	0.18%	1.39%	1.84%
	2014	7/17/14	0.30%	1.50%	10.29	10.37	125,959	1,298,239	0.94%	3.25%	4.27%
LVIP Baron Growth Opportunities Fund Standard Class
	2016		0.40%	0.80%	10.67	10.78	59,546	641,310	4.99%	5.41%	0.75%
	2015		0.40%	0.80%	10.16	10.23	47,774	488,196	-5.29%	-4.91%	0.00%
	2014	9/22/14	0.40%	0.80%	10.73	10.76	48,824	524,975	5.18%	5.52%	0.75%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund Service Class
	2016		0.30%	3.20%	$10.74	$22.98	8,462,121	$151,579,853	2.25%	5.25%	0.45%
	2015		0.30%	3.20%	10.20	22.42	9,602,526	165,654,313	-7.77%	-5.06%	0.00%
	2014		0.30%	3.20%	16.68	24.24	9,552,708	175,923,220	1.55%	4.18%	0.18%
	2013		0.65%	3.20%	16.36	23.81	10,317,699	184,552,492	35.66%	39.16%	0.45%
	2012		0.65%	3.20%	11.99	17.51	9,373,136	121,750,939	14.58%	17.48%	1.21%
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	2016		0.60%	0.65%	20.83	20.92	17,937	374,870	11.24%	11.30%	2.66%
	2015		0.60%	0.65%	18.73	18.80	5,893	110,478	-5.48%	-5.43%	0.84%
	2014		0.60%	0.65%	19.81	19.88	17,740	351,615	2.82%	2.87%	2.46%
	2013	10/30/13	0.60%	0.65%	19.27	19.32	5,234	100,976	2.22%	4.63%	2.77%
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.96	17.18	56,514,717	741,763,728	8.16%	11.01%	1.73%
	2015		0.60%	3.20%	10.09	15.84	45,976,859	547,885,035	-8.08%	-5.66%	1.68%
	2014		0.60%	3.20%	10.92	17.19	35,940,252	459,214,185	-0.02%	2.61%	1.41%
	2013		0.60%	3.20%	10.88	17.16	24,406,648	307,536,644	14.26%	17.16%	2.10%
	2012		0.65%	3.15%	9.94	14.98	6,108,551	65,997,067	13.07%	15.93%	0.57%
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.68%
	2015		0.65%	1.90%	7.71	8.04	17,770	139,424	-16.61%	-15.56%	1.59%
	2014		0.60%	1.90%	9.25	9.54	13,176	123,192	-6.68%	-5.46%	1.66%
	2013	4/18/13	0.60%	1.90%	9.91	10.09	6,337	63,377	-2.57%	4.75%	1.93%
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.66%
	2015		0.30%	3.20%	7.33	7.99	27,622,413	212,918,114	-17.89%	-15.47%	1.59%
	2014		0.30%	3.20%	8.92	9.48	18,013,586	166,516,334	-8.12%	-5.70%	1.22%
	2013		0.60%	3.20%	9.71	10.05	9,192,141	91,068,793	-11.02%	-8.72%	1.02%
	2012	9/28/12	0.65%	3.20%	10.91	11.01	666,865	7,314,827	1.90%	8.84%	1.87%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class
	2016		0.60%	1.70%	9.73	10.13	16,019	159,954	1.12%	2.24%	0.52%
	2015		0.60%	1.70%	9.62	9.90	26,009	255,285	-5.93%	-4.89%	1.05%
	2014		0.60%	1.70%	10.23	10.41	28,334	292,902	-1.89%	-0.81%	0.99%
	2013	9/17/13	0.60%	1.70%	10.42	10.50	26,759	279,805	1.48%	4.71%	0.00%
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class
	2016		0.60%	3.20%	9.10	9.98	94,897,830	910,479,083	-0.73%	1.84%	0.70%
	2015		0.65%	3.20%	9.16	9.80	95,115,923	905,299,405	-7.66%	-5.27%	0.78%
	2014		0.65%	3.20%	9.92	10.35	74,198,915	753,659,786	-3.69%	-1.20%	0.90%
	2013	5/20/13	0.65%	3.20%	10.30	10.47	29,999,735	311,901,805	1.26%	9.06%	0.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	2016	6/14/16	0.65%	3.15%	10.03	10.20	6,656,287	67,444,230	-1.95%	1.66%	1.90%
LVIP BlackRock Inflation Protected Bond Fund Standard Class
	2016		0.40%	1.90%	9.99	11.15	77,400	846,379	1.62%	2.95%	1.25%
	2015		0.60%	1.90%	9.83	10.83	61,202	653,809	-4.65%	-3.40%	1.06%
	2014		0.60%	1.90%	10.66	11.21	45,430	500,779	1.33%	2.45%	1.58%
	2013		0.60%	1.70%	10.52	10.94	42,520	457,685	-9.92%	-8.92%	0.43%
	2012	3/1/12	0.60%	1.90%	11.34	12.01	28,208	334,580	0.82%	5.06%	0.00%
LVIP BlackRock Inflation Protected Bond Fund Service Class
	2016		0.30%	3.20%	9.10	10.95	73,298,727	748,802,675	0.07%	2.66%	0.74%
	2015		0.59%	3.14%	9.09	10.66	73,741,592	741,288,073	-6.07%	-3.64%	1.19%
	2014		0.59%	3.14%	9.68	11.07	74,918,783	789,620,892	-0.36%	2.21%	0.95%
	2013		0.59%	3.14%	9.62	10.83	72,358,284	753,786,479	-11.45%	-8.33%	0.33%
	2012		0.65%	3.20%	10.62	11.92	32,045,992	370,932,011	2.90%	5.56%	0.00%
LVIP BlackRock Multi-Asset Income Fund Standard Class
	2016		0.40%	0.80%	10.09	10.09	25,501	257,188	6.58%	6.58%	2.72%
	2015		0.40%	0.40%	9.47	9.47	23,295	220,487	-4.31%	-4.31%	1.44%
	2014	10/22/14	0.40%	0.40%	9.89	9.89	21,018	207,896	-0.07%	-0.07%	38.76%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP BlackRock Multi-Asset Income Fund Service Class
	2016		0.30%	1.65%	$9.69	$10.05	643,274	$6,299,800	4.99%	6.42%	3.12%
	2015		0.30%	1.65%	9.23	9.32	379,203	3,524,117	-5.73%	-5.21%	4.81%
	2014	7/17/14	1.10%	1.65%	9.80	9.83	97,900	961,740	-2.80%	-1.52%	6.05%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	2016	6/13/16	0.65%	3.00%	10.33	10.48	11,369,232	118,376,390	-0.20%	4.03%	1.09%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.05%
	2015	8/25/15	0.65%	0.65%	9.06	9.06	33,610	304,560	-0.26%	-0.26%	0.37%
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.46%
	2015	5/19/15	0.65%	3.00%	8.91	9.05	2,965,601	26,647,714	-13.35%	-1.64%	0.22%
LVIP Blended Core Equity Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	10.59	10.92	6,499	70,270	7.19%	8.32%	1.17%
	2015		0.65%	1.70%	9.88	10.09	6,889	68,980	-5.52%	-4.52%	1.25%
	2014	12/18/14	0.65%	1.70%	10.45	10.56	6,259	65,848	-0.99%	-0.09%	1.61%
LVIP Blended Core Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.02	10.81	20,459,234	214,840,338	5.23%	7.95%	1.10%
	2015		0.65%	3.20%	9.52	10.02	12,493,072	122,709,888	-7.26%	-4.86%	1.02%
	2014	1/8/14	0.65%	3.20%	10.26	10.53	5,878,451	61,310,738	-1.30%	9.14%	2.28%
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	2016		1.30%	2.80%	13.66	19.83	134,037	2,271,920	-4.04%	-2.59%	0.44%
	2015		1.30%	2.80%	14.20	20.36	132,967	2,331,556	-1.46%	0.03%	0.00%
	2014		1.30%	2.80%	14.36	20.35	126,910	2,252,518	2.49%	3.99%	0.00%
	2013		1.30%	2.75%	13.98	19.57	142,373	2,446,788	22.22%	23.88%	0.00%
	2012		1.30%	2.65%	11.42	15.80	160,781	2,243,019	13.35%	14.89%	0.00%
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	2016		0.60%	3.20%	12.16	19.04	27,841,251	443,437,385	-4.66%	-2.15%	0.23%
	2015		0.60%	3.20%	12.76	19.60	21,622,553	358,222,133	-2.10%	0.48%	0.00%
	2014		0.60%	3.20%	13.03	19.65	13,936,492	234,535,641	1.78%	4.46%	0.00%
	2013		0.60%	3.20%	12.80	18.96	9,802,967	160,591,468	21.24%	24.37%	0.00%
	2012		0.65%	3.20%	10.56	15.35	4,411,010	60,049,258	12.45%	15.35%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	2016	1/29/16	0.65%	0.90%	17.82	18.14	4,436	79,489	8.24%	10.21%	0.00%
LVIP Blended Mid Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	8.78	14.96	44,642,154	441,131,535	-1.21%	1.39%	0.00%
	2015		0.60%	3.20%	8.85	15.11	29,066,347	285,610,686	-7.45%	-5.01%	0.00%
	2014		0.60%	3.20%	9.53	16.28	23,713,219	248,098,513	-10.46%	-8.14%	0.00%
	2013		0.65%	3.20%	10.61	18.14	14,636,851	168,724,647	20.60%	23.72%	0.00%
	2012		0.65%	3.20%	8.79	15.00	4,348,921	40,704,286	2.87%	5.52%	0.00%
LVIP Clarion Global Real Estate Fund Standard Class
	2016		0.40%	0.40%	10.39	10.39	31,155	323,593	0.78%	0.78%	3.85%
	2015		0.40%	0.40%	10.31	10.31	29,765	306,765	-1.62%	-1.62%	3.05%
	2014	9/22/14	0.40%	0.40%	10.48	10.48	27,800	291,225	5.78%	5.78%	2.84%
LVIP Clarion Global Real Estate Fund Service Class
	2016		0.30%	3.20%	7.79	17.47	11,133,444	98,412,635	-2.24%	0.64%	3.57%
	2015		0.30%	3.20%	7.94	17.83	11,895,797	105,644,091	-4.57%	-2.06%	2.84%
	2014		0.60%	3.20%	8.29	18.63	11,604,961	105,950,000	10.02%	12.92%	2.23%
	2013		0.60%	3.20%	7.51	16.89	12,385,268	101,071,326	-0.21%	2.37%	0.00%
	2012		0.65%	3.20%	7.50	16.89	11,904,617	95,736,001	20.48%	23.59%	0.00%
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class
	2016		0.65%	3.15%	9.17	9.56	8,814,090	82,886,555	0.22%	2.75%	0.83%
	2015	5/18/15	0.65%	3.15%	9.15	9.30	5,489,986	50,734,955	-9.06%	0.74%	1.28%
LVIP Delaware Bond Fund Standard Class
	2016		0.40%	3.00%	10.13	19.88	4,909,179	84,517,844	-0.31%	2.31%	2.41%
	2015		0.40%	3.00%	10.16	19.62	5,497,881	94,155,133	-2.58%	-0.01%	2.26%
	2014		0.40%	3.00%	10.43	19.82	6,086,602	106,592,128	2.84%	4.61%	1.91%
	2013		1.30%	3.00%	10.14	18.97	7,178,428	121,752,782	-5.20%	-3.57%	1.68%
	2012		1.30%	3.00%	10.70	19.69	8,572,620	152,403,393	3.46%	5.23%	1.89%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Delaware Bond Fund Service Class
	2016		0.30%	3.20%	$9.79	$14.88	228,604,065	$3,059,974,255	-0.86%	2.06%	2.27%
	2015		0.30%	3.20%	9.88	14.69	213,372,807	2,823,625,874	-3.12%	-0.56%	2.08%
	2014		0.60%	3.20%	10.20	14.83	197,607,072	2,647,516,142	2.28%	4.97%	1.75%
	2013		0.60%	3.20%	9.97	14.24	189,824,697	2,446,199,219	-5.71%	-3.28%	1.53%
	2012		0.65%	3.20%	10.57	14.82	172,657,336	2,330,108,586	2.94%	5.55%	1.76%
LVIP Delaware Diversified Floating Rate Fund Standard Class
	2016		0.40%	2.15%	9.39	10.45	133,277	1,346,836	0.07%	1.91%	0.00%
	2015		0.40%	2.15%	9.38	10.28	174,165	1,749,425	-2.82%	-1.31%	2.02%
	2014		0.60%	2.15%	9.66	10.41	126,128	1,279,012	-1.52%	0.01%	1.50%
	2013		0.60%	2.15%	10.01	10.41	97,323	988,536	-0.94%	0.15%	2.00%
	2012	3/26/12	0.60%	1.70%	10.10	10.40	4,316	44,255	0.43%	2.17%	2.90%
LVIP Delaware Diversified Floating Rate Fund Service Class
	2016		0.30%	3.20%	8.67	10.27	73,387,272	701,113,998	-1.21%	1.70%	0.00%
	2015		0.30%	3.20%	8.78	10.13	75,927,711	723,155,146	-4.09%	-1.56%	1.32%
	2014		0.60%	3.20%	9.15	10.29	76,869,743	751,796,586	-2.80%	-0.24%	1.15%
	2013		0.60%	3.20%	9.42	10.30	67,745,589	671,179,345	-2.66%	-0.15%	0.83%
	2012		0.65%	3.20%	9.67	10.31	19,747,210	197,971,410	0.69%	3.29%	1.39%
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class
	2016		1.30%	2.65%	13.64	20.43	228,894	4,422,339	2.86%	4.26%	1.53%
	2015		1.30%	2.65%	13.24	19.60	258,273	4,810,124	-3.91%	-2.61%	1.56%
	2014		1.30%	2.65%	13.76	20.12	323,940	6,233,953	1.61%	3.00%	2.22%
	2013		1.30%	2.65%	13.52	19.54	426,362	7,980,316	17.21%	18.68%	1.37%
	2012		1.30%	2.55%	11.53	16.52	567,202	8,954,404	10.44%	11.83%	1.59%
LVIP Delaware Foundation Aggressive Allocation Fund Service Class
	2016		0.75%	2.85%	13.09	19.62	774,824	13,171,941	2.40%	4.57%	1.28%
	2015		0.75%	2.85%	12.79	18.87	900,203	14,777,248	-4.35%	-2.31%	1.33%
	2014		0.65%	2.85%	13.37	19.44	1,085,243	18,532,982	1.15%	3.40%	1.94%
	2013		0.65%	2.85%	13.21	18.93	1,304,751	21,722,483	16.57%	19.16%	1.26%
	2012		0.65%	2.90%	11.13	16.00	1,506,881	21,274,343	9.84%	12.28%	1.44%
LVIP Delaware Social Awareness Fund Standard Class
	2016		0.40%	2.70%	16.68	28.51	300,322	7,450,235	3.80%	5.26%	1.38%
	2015		1.30%	2.80%	16.04	27.23	345,403	8,181,511	-3.41%	-1.95%	1.38%
	2014		1.30%	2.80%	16.56	27.93	380,182	9,350,606	12.02%	13.71%	1.46%
	2013		1.30%	2.80%	14.73	23.88	451,153	9,794,822	31.95%	33.94%	1.19%
	2012		1.30%	2.80%	11.13	17.98	560,004	9,070,228	12.21%	13.79%	0.73%
LVIP Delaware Social Awareness Fund Service Class
	2016		0.65%	3.15%	14.97	26.38	2,769,135	57,545,387	2.97%	5.57%	1.08%
	2015		0.65%	3.15%	14.48	25.16	3,033,071	60,575,856	-3.94%	-1.66%	1.08%
	2014		0.65%	3.00%	15.03	25.76	3,110,764	64,510,306	11.40%	14.05%	1.21%
	2013		0.65%	3.00%	13.46	22.75	3,317,344	61,218,438	31.21%	34.34%	0.97%
	2012		0.65%	3.00%	10.55	17.05	3,180,903	45,098,660	11.49%	14.14%	0.40%
LVIP Delaware Special Opportunities Fund Service Class
	2016		0.65%	3.15%	13.91	24.21	3,768,454	59,555,277	16.27%	19.21%	1.27%
	2015		0.65%	3.15%	11.93	20.78	3,788,707	50,665,570	-3.19%	-0.74%	0.91%
	2014		0.65%	3.15%	12.28	21.42	3,774,984	51,324,683	3.93%	6.56%	0.99%
	2013		0.65%	3.15%	11.79	20.57	3,943,413	50,793,495	29.19%	32.45%	0.79%
	2012		0.65%	3.15%	9.10	15.89	3,869,080	37,946,677	10.98%	13.79%	0.42%
LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	2016		0.40%	1.90%	8.83	10.05	134,949	1,340,711	0.05%	1.57%	1.84%
	2015		0.40%	1.90%	8.70	9.92	182,420	1,794,623	-5.78%	-4.35%	0.84%
	2014		0.40%	1.90%	9.91	10.39	264,344	2,731,923	-9.24%	-8.05%	2.51%
	2013		0.60%	1.90%	10.92	11.30	152,261	1,718,117	12.96%	14.43%	2.79%
	2012		0.60%	1.90%	9.70	9.87	84,607	834,490	16.77%	18.00%	3.53%
LVIP Dimensional International Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	8.56	10.71	27,310,098	255,372,817	-1.48%	1.11%	2.01%
	2015		0.60%	3.20%	8.69	10.62	25,143,655	234,564,080	-7.23%	-4.78%	0.82%
	2014		0.60%	3.20%	9.37	11.18	17,282,606	171,228,521	-10.64%	-8.29%	2.38%
	2013		0.60%	3.20%	10.49	12.22	8,871,404	96,814,879	11.22%	14.09%	2.74%
	2012		0.65%	3.20%	9.46	9.83	2,937,775	28,397,526	14.97%	17.70%	2.59%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Dimensional International Core Equity Fund Standard Class
	2016		0.40%	1.10%	$9.39	$9.43	159,195	$1,499,132	3.83%	4.09%	3.31%
	2015	6/30/15	0.40%	0.65%	9.04	9.06	37,724	341,341	-7.33%	0.76%	1.90%
LVIP Dimensional International Core Equity Fund Service Class
	2016		0.30%	3.15%	9.00	9.40	1,118,761	10,303,692	1.21%	3.93%	2.12%
	2015	5/19/15	0.30%	2.95%	8.89	9.05	598,280	5,366,591	-12.59%	3.19%	1.57%
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	2016		0.40%	0.80%	10.93	26.24	75,952	1,576,732	13.67%	13.95%	1.87%
	2015	7/13/15	0.40%	0.65%	9.59	23.08	44,751	942,332	-4.91%	1.67%	3.20%
LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	2016		0.30%	3.15%	11.54	21.47	3,051,355	52,633,212	10.69%	13.33%	1.26%
	2015		0.60%	2.95%	13.93	19.40	2,534,588	39,639,227	-5.18%	-2.99%	1.28%
	2014		0.65%	2.95%	14.68	20.46	2,602,579	42,493,002	9.50%	12.04%	1.55%
	2013		0.65%	2.95%	13.39	18.68	3,082,752	45,481,537	28.94%	31.94%	1.45%
	2012		0.65%	2.95%	10.38	14.49	3,189,434	36,050,101	11.58%	14.17%	0.72%
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	2016		0.40%	0.65%	10.95	10.99	115,458	1,267,876	16.00%	16.29%	1.74%
	2015	9/8/15	0.40%	0.65%	9.44	9.45	54,721	516,873	0.38%	2.18%	1.06%
LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	2016		0.30%	2.95%	10.49	10.96	1,404,206	15,056,208	13.09%	16.02%	1.85%
	2015	5/20/15	0.30%	2.95%	9.28	9.45	372,458	3,485,776	-8.68%	2.19%	1.22%
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	2016		0.40%	1.90%	10.59	14.92	245,471	3,454,035	9.04%	10.69%	1.00%
	2015		0.40%	1.90%	9.57	13.50	352,952	4,437,665	-9.35%	-7.98%	1.18%
	2014		0.40%	1.90%	14.03	14.70	332,493	4,813,792	2.73%	4.07%	1.26%
	2013		0.60%	1.90%	13.65	14.13	162,325	2,289,505	26.74%	28.40%	1.66%
	2012		0.60%	1.90%	10.81	10.99	82,495	906,466	15.43%	16.65%	1.67%
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	10.55	16.18	35,793,467	497,404,950	7.37%	10.52%	1.05%
	2015		0.30%	3.20%	9.55	14.72	29,811,348	378,661,197	-10.75%	-8.12%	1.05%
	2014		0.30%	3.20%	13.26	16.11	21,410,663	300,277,840	1.15%	3.81%	0.90%
	2013		0.60%	3.20%	13.18	15.56	12,170,990	166,034,802	25.05%	28.02%	1.22%
	2012		0.65%	3.00%	10.54	10.95	4,541,689	48,901,415	13.66%	16.36%	1.01%
LVIP Dimensional/Vanguard Total Bond Fund Standard Class
	2016		0.40%	1.90%	10.17	10.94	510,152	5,443,570	0.19%	1.70%	2.04%
	2015		0.40%	1.90%	10.15	10.78	330,344	3,514,167	-1.57%	-0.09%	1.49%
	2014		0.40%	1.90%	10.31	10.81	459,743	4,935,666	2.67%	4.01%	2.15%
	2013		0.60%	1.90%	10.04	10.39	221,441	2,289,428	-4.59%	-3.34%	2.10%
	2012		0.60%	1.90%	10.56	10.74	93,099	999,276	1.98%	3.06%	2.58%
LVIP Dimensional/Vanguard Total Bond Fund Service Class
	2016		0.30%	3.20%	9.32	10.79	46,575,970	473,481,546	-1.37%	1.52%	1.36%
	2015		0.30%	3.20%	9.45	10.66	40,323,253	408,799,837	-3.09%	-0.53%	1.49%
	2014		0.60%	3.20%	9.75	10.71	32,833,097	338,067,481	1.11%	3.77%	1.65%
	2013		0.60%	3.20%	9.64	10.31	21,685,649	217,354,625	-6.06%	-3.63%	1.40%
	2012		0.65%	3.20%	10.26	10.70	12,172,914	127,902,501	0.22%	2.81%	1.73%
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	2016		0.30%	3.20%	8.13	13.95	78,982,769	725,286,082	-1.06%	1.86%	1.22%
	2015		0.30%	3.20%	8.19	13.73	74,921,702	683,969,015	-11.15%	-8.80%	1.27%
	2014		0.60%	3.20%	9.18	15.36	58,481,505	593,312,037	-5.31%	-2.82%	1.47%
	2013		0.60%	3.20%	9.66	16.18	35,895,869	379,146,347	15.86%	18.86%	1.49%
	2012		0.65%	3.20%	8.31	13.93	17,221,882	154,522,717	17.16%	20.13%	1.77%
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class
	2016		0.30%	1.65%	9.44	9.58	223,180	2,126,674	-0.57%	-0.02%	0.77%
	2015		1.10%	1.65%	9.49	9.58	218,147	2,083,712	-4.59%	-4.06%	1.84%
	2014	8/11/14	1.10%	1.65%	9.95	9.98	59,280	591,623	-1.44%	0.36%	3.93%
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class
	2016		0.65%	0.65%	10.55	10.55	979	10,336	10.64%	10.64%	2.61%
	2015		0.65%	0.65%	9.54	9.54	1,014	9,674	-8.31%	-8.31%	1.64%
	2014	9/22/14	0.65%	0.65%	10.40	10.40	1,900	19,769	-2.92%	-2.92%	1.56%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class
	2016		0.60%	3.20%	$9.67	$10.46	25,533,930	$258,576,706	7.46%	10.29%	2.42%
	2015		0.60%	3.20%	9.00	9.48	17,970,955	166,643,018	-10.93%	-8.58%	3.14%
	2014	1/9/14	0.60%	3.20%	10.10	10.37	8,583,610	87,998,782	-4.39%	8.31%	2.44%
LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.65%	16.87	16.87	10,403	175,465	4.34%	4.34%	2.26%
	2015		0.65%	0.65%	16.17	16.17	7,033	113,698	-2.63%	-2.63%	4.16%
	2014	8/25/14	0.65%	0.65%	16.60	16.60	2,012	33,410	-0.15%	-0.15%	1.98%
	2012	9/12/12	1.70%	1.70%	13.97	13.97	3,663	51,153	0.55%	0.55%	1.49%
LVIP Global Conservative Allocation Managed Risk Fund Service Class
	2016		0.60%	3.25%	11.16	16.16	84,921,037	1,255,511,370	1.45%	4.13%	1.81%
	2015		0.60%	3.20%	11.00	15.17	86,710,812	1,244,285,799	-5.31%	-2.82%	1.89%
	2014		0.60%	3.20%	11.62	15.72	82,528,356	1,231,323,568	2.11%	4.75%	1.84%
	2013		0.65%	3.20%	11.38	15.09	76,136,302	1,095,714,114	6.03%	8.76%	1.86%
	2012		0.60%	3.20%	10.74	13.96	59,642,778	797,064,640	6.11%	8.79%	4.29%
LVIP Global Growth Allocation Managed Risk Fund Standard Class
	2016		0.60%	1.70%	15.57	16.93	238,437	4,010,369	2.98%	4.12%	1.79%
	2015		0.60%	1.70%	15.12	16.26	247,590	4,002,312	-5.31%	-4.27%	1.98%
	2014		0.60%	1.70%	15.97	16.98	241,037	4,067,734	1.72%	2.85%	2.19%
	2013	1/10/13	0.60%	1.70%	15.70	16.51	222,966	3,659,166	5.21%	9.34%	3.44%
	2012		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.51%
LVIP Global Growth Allocation Managed Risk Fund Service Class
	2016		0.30%	3.20%	10.08	14.21	620,705,979	8,206,660,387	1.20%	4.17%	1.55%
	2015		0.30%	3.20%	9.68	13.77	654,613,205	8,408,274,523	-6.96%	-4.22%	1.76%
	2014		0.30%	3.20%	11.44	14.69	608,030,501	8,257,330,275	-0.05%	2.54%	2.01%
	2013		0.65%	3.20%	11.45	14.66	458,530,041	6,143,754,716	9.70%	12.53%	2.07%
	2012		0.65%	3.20%	10.45	13.33	196,562,087	2,378,472,131	5.50%	8.17%	3.11%
LVIP Global Income Fund Standard Class
	2016		0.40%	0.40%	9.75	9.75	63,816	622,192	0.11%	0.11%	0.00%
	2015	12/14/15	0.40%	0.40%	9.74	9.74	5,445	53,033	0.28%	0.28%	0.00%
LVIP Global Income Fund Service Class
	2016		0.30%	3.20%	8.63	11.74	54,819,986	594,206,023	-2.90%	-0.04%	0.00%
	2015		0.30%	3.20%	8.89	11.79	54,548,202	599,143,037	-5.35%	-2.85%	2.97%
	2014		0.60%	3.20%	9.39	12.14	51,337,307	586,449,226	-1.52%	1.08%	0.37%
	2013		0.60%	3.20%	9.54	12.05	44,409,424	507,160,913	-6.12%	-3.66%	0.26%
	2012		0.60%	3.20%	10.08	12.50	40,326,405	482,894,133	4.04%	6.78%	1.75%
LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	2016		0.65%	1.70%	15.43	16.71	54,491	854,670	2.58%	3.67%	1.76%
	2015		0.65%	1.70%	15.05	16.12	49,475	767,170	-5.00%	-4.00%	2.46%
	2014		0.65%	1.70%	15.84	15.84	36,624	583,356	2.39%	2.39%	3.93%
	2013	11/14/13	1.70%	1.70%	15.47	15.47	3,252	50,305	1.72%	1.72%	1.69%
LVIP Global Moderate Allocation Managed Risk Fund Service Class
	2016		0.30%	3.20%	10.10	14.92	474,208,425	6,512,157,024	0.80%	3.76%	1.45%
	2015		0.30%	3.20%	9.74	14.52	494,104,981	6,624,070,189	-6.65%	-3.90%	1.79%
	2014		0.30%	3.20%	11.47	15.25	462,756,704	6,543,502,598	0.61%	3.26%	1.88%
	2013		0.60%	3.20%	11.40	14.87	374,792,206	5,192,083,585	8.07%	10.86%	1.88%
	2012		0.65%	3.20%	10.55	13.49	210,587,184	2,680,696,958	5.88%	8.61%	3.73%
LVIP Goldman Sachs Income Builder Fund Standard Class
	2016		0.40%	0.40%	10.41	10.41	2,806	29,222	8.51%	8.51%	3.24%
	2015		0.40%	0.40%	9.60	9.60	1,998	19,182	-4.24%	-4.24%	3.26%
	2014	9/25/14	0.40%	0.40%	10.02	10.02	1,998	20,030	-0.68%	-0.68%	2.54%
LVIP Goldman Sachs Income Builder Fund Service Class
	2016		0.30%	1.65%	10.01	10.16	387,317	3,924,522	6.89%	7.48%	3.28%
	2015		1.10%	1.65%	9.36	9.45	261,456	2,467,548	-5.66%	-5.14%	5.42%
	2014	7/17/14	1.10%	1.65%	9.93	9.96	59,236	589,544	-2.73%	-1.55%	6.10%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Government Money Market Fund Standard Class
	2016		0.65%	2.80%	$8.11	$10.78	2,704,726	$26,325,639	-2.73%	-0.62%	0.03%
	2015		0.65%	2.80%	8.33	10.93	2,909,749	28,823,142	-2.64%	-0.63%	0.02%
	2014		0.65%	2.70%	8.55	11.09	3,254,385	32,987,039	-2.64%	-0.62%	0.03%
	2013		0.65%	2.70%	8.78	11.24	3,896,189	40,141,761	-2.64%	-0.63%	0.02%
	2012		0.65%	2.70%	9.01	11.39	4,634,580	48,429,176	-2.59%	-1.27%	0.03%
LVIP Government Money Market Fund Service Class
	2016		0.60%	3.20%	8.01	10.09	23,824,249	221,280,316	-3.12%	-0.58%	0.02%
	2015		0.60%	3.20%	8.25	10.15	25,821,065	243,717,501	-3.13%	-0.60%	0.02%
	2014		0.60%	3.20%	8.49	10.22	27,288,172	261,892,224	-3.12%	-0.57%	0.03%
	2013		0.60%	3.20%	8.73	10.31	28,577,156	279,399,807	-3.13%	-0.59%	0.02%
	2012		0.60%	3.20%	8.96	10.38	32,954,585	327,023,277	-3.12%	-0.57%	0.03%
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.00	10.70	24,266,484	252,720,561	7.27%	10.04%	0.98%
	2015		0.65%	3.20%	9.36	9.72	11,727,842	112,125,691	-7.98%	-5.79%	2.34%
	2014	5/21/14	0.65%	3.00%	10.16	10.32	2,962,723	30,368,858	-1.27%	5.42%	1.21%
LVIP Invesco Select Equity Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	9.68	9.99	7,486	73,649	4.45%	5.55%	0.88%
	2015		0.65%	1.70%	9.26	9.46	7,824	73,270	-10.13%	-9.18%	1.80%
	2014	12/18/14	0.65%	1.70%	10.31	10.42	7,645	79,229	-0.55%	0.20%	1.38%
LVIP Invesco Select Equity Managed Volatility Fund Service Class
	2016		0.65%	3.20%	9.21	9.88	13,120,151	125,918,995	2.73%	5.18%	0.61%
	2015		0.60%	3.00%	8.96	9.40	12,266,560	112,987,141	-11.60%	-9.45%	1.76%
	2014	1/8/14	0.60%	3.00%	10.14	10.39	6,726,601	69,143,345	-2.64%	6.66%	1.51%
LVIP JPMorgan High Yield Fund Standard Class
	2016		0.40%	0.40%	10.67	10.67	12,688	135,347	12.81%	12.81%	6.53%
	2015	3/16/15	0.40%	0.40%	9.46	9.46	3,650	34,516	-5.90%	-5.90%	6.27%
LVIP JPMorgan High Yield Fund Service Class
	2016		0.30%	3.20%	10.63	14.55	12,636,264	171,948,352	9.42%	12.64%	4.85%
	2015		0.30%	3.20%	10.44	12.96	11,845,097	144,644,651	-7.19%	-4.75%	4.76%
	2014		0.60%	3.20%	11.25	13.61	11,221,017	145,022,804	-0.65%	1.97%	4.03%
	2013		0.60%	3.20%	11.32	13.32	11,062,730	141,403,669	2.95%	5.61%	4.78%
	2012		0.65%	3.20%	11.00	12.61	10,089,573	123,454,963	11.02%	13.89%	5.08%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	2016		0.60%	1.70%	21.25	23.11	11,443	261,009	8.16%	9.35%	0.67%
	2015		0.60%	1.70%	20.73	21.13	9,667	202,679	-8.57%	-8.29%	0.78%
	2014	3/11/14	0.60%	0.90%	22.67	23.04	3,485	80,064	2.19%	6.57%	1.70%
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	2016		0.30%	3.20%	10.59	18.98	42,499,005	528,788,436	6.27%	9.39%	0.53%
	2015		0.30%	3.20%	10.30	17.81	33,655,363	386,903,796	-10.86%	-8.51%	0.58%
	2014		0.60%	3.20%	11.52	19.93	24,046,021	305,870,193	4.45%	7.20%	0.67%
	2013		0.60%	3.20%	11.02	19.04	15,748,040	189,103,437	19.96%	23.06%	0.42%
	2012		0.65%	3.20%	9.15	15.83	3,507,185	34,515,420	10.17%	12.73%	0.00%
LVIP Managed Risk Profile 2010 Fund Service Class
	2016		0.75%	2.80%	10.71	13.04	430,449	5,156,296	1.30%	3.39%	1.70%
	2015		0.75%	2.80%	10.57	12.61	412,768	4,819,910	-4.56%	-2.58%	1.52%
	2014		0.75%	2.80%	11.08	12.95	466,189	5,629,418	1.63%	3.73%	1.55%
	2013		0.75%	2.80%	10.90	12.48	550,183	6,458,866	5.66%	7.85%	0.99%
	2012		0.75%	2.80%	10.31	11.57	669,034	7,354,722	5.28%	7.46%	1.67%
LVIP Managed Risk Profile 2020 Fund Service Class
	2016		0.75%	2.80%	10.27	12.51	903,261	10,363,985	1.32%	3.42%	1.63%
	2015		0.75%	2.80%	10.14	12.10	962,889	10,787,116	-5.15%	-3.18%	1.38%
	2014		0.75%	2.80%	10.69	12.50	1,237,075	14,457,969	1.25%	3.35%	1.53%
	2013		0.75%	2.80%	10.56	12.09	1,483,685	16,908,022	7.79%	10.02%	1.13%
	2012		0.75%	2.80%	9.80	10.99	1,525,836	15,957,108	5.12%	7.30%	1.53%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Managed Risk Profile 2030 Fund Service Class
	2016		0.75%	2.85%	$9.98	$12.21	451,618	$5,018,195	0.55%	2.68%	1.39%
	2015		0.75%	2.85%	9.92	11.89	570,149	6,240,374	-5.63%	-3.63%	1.42%
	2014		0.75%	2.85%	10.52	12.34	643,512	7,396,794	0.98%	3.12%	1.59%
	2013		0.75%	2.85%	10.41	11.97	866,126	9,728,805	10.27%	12.61%	1.06%
	2012		0.75%	2.85%	9.44	10.63	1,045,549	10,532,657	4.61%	6.82%	1.32%
LVIP Managed Risk Profile 2040 Fund Service Class
	2016		1.15%	2.85%	9.41	11.08	372,684	3,943,414	0.64%	2.36%	1.15%
	2015		1.15%	2.85%	9.35	10.82	529,161	5,465,955	-6.18%	-4.57%	1.44%
	2014		1.15%	2.85%	9.96	11.34	551,697	6,008,028	0.32%	2.04%	1.99%
	2013		1.15%	2.85%	9.93	11.12	568,319	6,093,933	12.99%	14.92%	1.03%
	2012		1.15%	2.85%	8.79	9.67	594,495	5,576,367	3.86%	5.64%	1.19%
LVIP MFS International Growth Fund Standard Class
	2016		0.40%	0.40%	9.54	9.54	3,226	30,783	1.26%	1.26%	1.31%
	2015		0.40%	0.40%	9.42	9.42	2,315	21,813	0.89%	0.89%	1.04%
	2014	12/26/14	0.40%	0.40%	9.34	9.34	1,030	9,625	-1.20%	-1.20%	0.00%
LVIP MFS International Growth Fund Service Class
	2016		0.30%	3.15%	7.85	13.89	16,044,331	151,467,517	-1.74%	1.10%	1.21%
	2015		0.30%	3.15%	7.96	13.81	16,027,294	151,468,387	-2.09%	0.44%	0.94%
	2014		0.60%	3.15%	8.11	13.77	16,020,823	152,281,315	-8.09%	-5.86%	0.81%
	2013		0.60%	3.00%	8.81	14.66	15,179,658	154,127,586	9.97%	12.64%	0.58%
	2012		0.60%	3.00%	8.00	13.10	14,701,095	133,401,119	15.65%	18.40%	0.52%
LVIP MFS International Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	8.23	9.03	22,793,487	198,252,903	-4.65%	-2.19%	1.05%
	2015		0.65%	3.20%	8.63	9.23	18,835,776	169,165,297	-3.28%	-0.78%	0.88%
	2014		0.65%	3.20%	8.93	9.31	9,592,942	87,740,296	-10.27%	-7.95%	0.77%
	2013	5/20/13	0.65%	3.20%	9.95	10.11	3,467,430	34,818,787	-0.83%	7.53%	1.28%
LVIP MFS Value Fund Standard Class
	2016		0.40%	0.40%	12.11	12.11	4,009	48,535	13.60%	13.60%	5.43%
	2015		0.40%	0.40%	10.66	10.66	819	8,726	-0.94%	-0.94%	2.11%
	2014	12/11/14	0.40%	0.40%	10.76	10.76	635	6,835	0.95%	0.95%	2.30%
LVIP MFS Value Fund Service Class
	2016		0.30%	3.20%	12.06	20.74	53,858,219	875,717,211	10.20%	13.44%	1.58%
	2015		0.30%	3.20%	10.63	18.77	56,764,141	823,905,112	-3.92%	-1.09%	1.79%
	2014		0.30%	3.20%	12.38	19.49	59,468,552	879,626,819	6.76%	9.52%	2.18%
	2013		0.65%	3.20%	11.55	18.21	62,841,073	850,091,010	31.35%	34.74%	1.47%
	2012		0.65%	3.20%	8.76	13.83	66,735,671	672,516,930	12.44%	15.29%	0.98%
LVIP Mondrian International Value Fund Standard Class
	2016		0.40%	2.70%	9.02	22.26	563,743	11,558,237	1.24%	3.60%	2.65%
	2015		0.40%	2.70%	8.70	21.80	628,928	12,634,030	-6.36%	-4.18%	2.78%
	2014		0.40%	2.70%	11.90	23.08	718,501	15,332,417	-5.14%	-3.80%	3.77%
	2013		1.30%	2.70%	12.52	23.46	794,784	17,910,281	18.60%	20.27%	2.50%
	2012		1.30%	2.70%	10.53	19.66	798,201	15,038,849	6.70%	8.20%	2.74%
LVIP Mondrian International Value Fund Service Class
	2016		0.30%	3.20%	8.67	20.70	21,180,600	272,429,401	0.49%	3.44%	2.49%
	2015		0.30%	3.18%	8.51	20.22	22,114,744	278,699,287	-7.04%	-4.64%	2.70%
	2014		0.63%	3.18%	9.51	21.36	22,620,521	301,725,103	-5.83%	-3.40%	3.72%
	2013		0.63%	3.18%	10.05	22.26	23,262,285	323,304,014	17.74%	20.78%	2.88%
	2012		0.65%	3.20%	8.50	18.56	7,898,412	108,228,121	5.90%	8.63%	2.67%
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	2016	10/20/16	0.65%	0.90%	9.57	9.63	19,155	183,420	3.51%	6.60%	1.56%
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	2016		0.65%	2.95%	8.98	9.55	2,966,496	27,561,808	2.47%	4.85%	1.34%
	2015		0.65%	2.95%	8.77	9.08	2,123,933	19,025,104	-9.80%	-7.84%	1.63%
	2014	5/19/14	0.80%	2.95%	9.72	9.85	516,390	5,056,784	-5.26%	2.70%	3.04%
LVIP PIMCO Low Duration Bond Fund Standard Class
	2016		0.40%	1.70%	9.99	10.34	421,166	4,329,929	0.90%	2.22%	2.08%
	2015		0.40%	1.70%	10.05	10.12	149,857	1,512,236	0.76%	1.16%	3.08%
	2014	9/2/14	0.40%	0.80%	9.98	10.00	8,434	84,176	-0.60%	-0.33%	0.60%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP PIMCO Low Duration Bond Fund Service Class
	2016		0.30%	3.20%	$9.54	$10.30	35,691,768	$354,904,492	-0.85%	2.07%	1.46%
	2015		0.30%	3.20%	9.62	10.09	22,297,255	220,065,680	-1.88%	1.01%	1.71%
	2014	5/19/14	0.30%	3.20%	9.81	9.99	5,401,272	53,510,888	-1.61%	-0.19%	0.98%
LVIP Select Core Equity Managed Volatility Fund Standard Class
	2016		0.60%	1.70%	11.34	11.80	17,550	205,847	4.80%	5.95%	0.54%
	2015		0.60%	1.70%	10.82	11.13	55,938	621,392	-6.42%	-5.38%	2.25%
	2014		0.60%	1.70%	11.56	11.76	37,183	436,118	4.39%	5.49%	4.51%
	2013	11/14/13	0.65%	1.70%	11.07	11.15	10,150	112,800	2.47%	3.36%	1.67%
LVIP Select Core Equity Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.60	11.65	37,192,600	416,362,394	2.87%	5.58%	0.70%
	2015		0.60%	3.20%	10.30	11.03	38,465,190	412,240,126	-8.14%	-5.72%	1.51%
	2014		0.60%	3.20%	11.21	11.70	23,523,972	270,309,819	2.48%	5.18%	3.57%
	2013	5/20/13	0.60%	3.20%	10.94	11.13	8,656,233	95,635,695	4.63%	14.23%	1.77%
LVIP SSGA Bond Index Fund Standard Class
	2016		0.40%	1.85%	10.44	12.37	97,988	1,137,611	0.55%	1.87%	2.25%
	2015		0.40%	1.70%	10.25	12.17	63,453	741,796	-1.44%	-0.15%	3.31%
	2014		0.40%	1.70%	11.48	12.21	37,055	423,147	3.97%	5.12%	3.37%
	2013		0.60%	1.70%	11.04	11.58	14,497	164,424	-4.21%	-3.20%	4.11%
	2012	7/12/12	0.65%	1.70%	11.53	11.96	2,256	26,227	0.27%	0.42%	1.80%
LVIP SSGA Bond Index Fund Service Class
	2016		0.30%	3.20%	9.47	12.77	83,509,614	973,288,022	-1.18%	1.42%	1.88%
	2015		0.60%	3.20%	9.57	12.59	80,405,273	934,380,829	-3.10%	-0.60%	2.21%
	2014		0.60%	3.15%	9.87	12.68	83,120,936	981,948,234	2.21%	4.85%	1.59%
	2013		0.60%	3.15%	9.64	12.10	87,085,679	992,038,834	-5.83%	-3.44%	1.73%
	2012		0.65%	3.15%	10.24	12.53	83,692,180	997,851,378	0.39%	2.93%	2.22%
LVIP SSGA Conservative Index Allocation Fund Service Class
	2016		0.65%	3.00%	11.13	12.94	5,673,438	68,792,985	1.65%	4.06%	1.68%
	2015		0.65%	3.00%	10.95	12.44	5,459,576	64,280,361	-4.11%	-1.83%	1.86%
	2014		0.65%	3.00%	11.42	12.67	5,037,227	61,012,308	1.38%	3.79%	1.59%
	2013		0.65%	3.00%	11.27	12.21	4,858,768	57,187,856	3.38%	5.84%	1.31%
	2012		0.65%	3.00%	10.90	11.53	4,957,355	55,716,735	5.60%	8.11%	2.90%
LVIP SSGA Conservative Structured Allocation Fund Standard Class
	2016		0.40%	0.80%	10.62	10.62	55,420	588,244	6.41%	6.41%	2.16%
	2015		0.40%	0.40%	9.98	9.98	56,256	561,459	-2.25%	-2.25%	2.98%
	2014	11/17/14	0.40%	0.40%	10.21	10.21	16,276	166,185	0.41%	0.41%	3.83%
LVIP SSGA Conservative Structured Allocation Fund Service Class
	2016		0.30%	3.00%	10.58	13.05	15,154,704	185,475,352	3.42%	6.25%	1.87%
	2015		0.30%	3.00%	10.85	12.32	15,209,136	177,202,319	-5.00%	-2.74%	2.29%
	2014		0.65%	3.15%	11.07	12.67	15,729,078	189,999,017	2.01%	4.59%	2.21%
	2013		0.65%	3.15%	10.85	12.11	16,283,286	189,828,966	3.49%	6.11%	1.73%
	2012		0.65%	3.15%	10.48	11.42	17,898,932	198,661,657	4.74%	7.39%	3.92%
LVIP SSGA Developed International 150 Fund Standard Class
	2016		0.40%	1.90%	9.64	16.85	31,097	410,684	7.66%	9.29%	3.96%
	2015		0.40%	1.90%	8.92	15.44	23,110	284,992	-6.10%	-4.68%	3.27%
	2014		0.40%	1.90%	11.38	16.18	18,936	253,336	-0.99%	0.26%	6.42%
	2013	2/8/13	0.65%	1.90%	11.49	16.14	1,864	24,964	14.46%	15.32%	5.33%
LVIP SSGA Developed International 150 Fund Service Class
	2016		0.30%	3.00%	9.59	14.06	12,907,507	136,821,705	6.23%	9.14%	3.24%
	2015		0.30%	3.00%	8.89	13.02	13,881,988	136,712,693	-7.36%	-4.82%	2.69%
	2014		0.30%	3.00%	9.72	14.04	13,887,185	145,571,689	-2.33%	-0.01%	2.97%
	2013		0.65%	3.00%	9.93	14.37	14,069,224	149,031,537	16.47%	19.24%	2.40%
	2012		0.65%	3.00%	8.51	12.33	15,786,539	141,627,471	10.07%	12.63%	2.40%
LVIP SSGA Emerging Markets 100 Fund Standard Class
	2016		0.40%	1.90%	8.06	15.09	46,544	613,567	13.26%	14.97%	2.64%
	2015		0.40%	1.90%	7.11	13.15	43,400	514,809	-18.60%	-17.38%	4.93%
	2014		0.40%	1.90%	8.74	15.95	30,189	462,463	-5.19%	-3.95%	3.72%
	2013		0.60%	1.90%	9.22	16.60	17,442	279,682	-4.66%	-3.41%	3.07%
	2012		0.60%	1.90%	16.52	16.52	6,313	104,207	10.75%	10.75%	4.73%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Emerging Markets 100 Fund Service Class
	2016		0.30%	3.15%	$7.35	$12.39	14,979,878	$161,977,817	11.59%	14.81%	2.32%
	2015		0.30%	3.15%	6.59	11.08	16,052,711	153,201,469	-19.82%	-17.79%	4.26%
	2014		0.65%	3.15%	8.22	13.79	14,465,410	169,702,676	-6.60%	-4.24%	2.73%
	2013		0.65%	3.15%	8.80	14.74	14,368,529	177,864,010	-6.08%	-3.70%	2.04%
	2012		0.65%	3.15%	9.37	15.66	13,590,884	176,646,426	8.90%	11.66%	2.42%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	2016		0.60%	0.90%	15.67	16.02	35,235	541,568	4.68%	4.99%	1.77%
	2015		0.60%	0.90%	14.97	15.26	32,703	497,007	-7.36%	-7.08%	5.91%
	2014		0.60%	1.70%	15.44	16.42	13,756	222,653	2.22%	3.34%	3.08%
	2013		0.60%	1.70%	15.68	15.89	13,034	200,129	8.82%	9.15%	5.24%
	2012	9/4/12	0.60%	0.90%	14.41	14.56	4,351	63,094	-0.01%	4.07%	2.41%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	2016		0.60%	3.20%	9.65	13.16	69,737,202	837,564,233	2.04%	4.68%	1.56%
	2015		0.65%	3.20%	9.41	12.86	74,854,612	866,175,460	-9.69%	-7.35%	2.83%
	2014		0.65%	3.20%	10.37	14.21	70,165,415	885,053,206	0.44%	3.04%	2.19%
	2013		0.65%	3.20%	10.28	14.11	59,096,862	732,112,426	6.09%	8.82%	2.28%
	2012		0.65%	3.20%	9.65	13.27	31,954,603	367,052,105	7.44%	10.16%	3.41%
LVIP SSGA International Index Fund Standard Class
	2016		0.40%	1.90%	9.04	15.08	78,843	884,263	-0.90%	0.59%	3.11%
	2015		0.40%	1.90%	8.99	15.02	73,618	794,436	-3.08%	-1.61%	3.25%
	2014		0.40%	1.90%	14.38	15.29	32,119	416,234	-7.43%	-6.41%	3.97%
	2013		0.60%	1.70%	16.30	16.34	10,493	170,136	20.20%	20.26%	1.97%
	2012	5/16/12	0.60%	0.65%	13.56	13.59	2,485	33,709	18.03%	22.12%	2.50%
LVIP SSGA International Index Fund Service Class
	2016		0.30%	3.00%	7.98	13.27	29,233,587	258,367,811	-2.24%	0.44%	2.67%
	2015		0.30%	3.00%	8.15	13.25	28,875,632	257,372,034	-4.38%	-2.05%	2.22%
	2014		0.60%	3.00%	8.51	13.40	29,861,518	274,485,051	-8.86%	-6.69%	2.42%
	2013		0.65%	3.00%	9.33	14.51	30,268,833	301,347,579	17.13%	19.91%	1.51%
	2012		0.65%	3.00%	7.95	12.38	24,895,325	208,702,144	14.39%	17.05%	1.66%
LVIP SSGA International Managed Volatility Fund Standard Class
	2016	11/15/16	0.65%	1.90%	8.21	8.52	17,317	143,926	-0.49%	2.33%	1.29%
LVIP SSGA International Managed Volatility Fund Service Class
	2016		0.30%	3.20%	7.85	8.47	40,902,999	335,913,199	-6.79%	-4.38%	2.07%
	2015		0.60%	3.15%	8.45	8.86	9,188,993	79,614,522	-6.60%	-4.33%	3.26%
	2014	1/7/14	0.60%	3.00%	9.04	9.26	1,647,011	15,091,764	-12.34%	-4.71%	4.04%
LVIP SSGA Large Cap 100 Fund Standard Class
	2016		0.40%	2.15%	12.73	32.18	102,562	2,268,617	18.94%	21.04%	2.27%
	2015		0.40%	2.15%	10.52	26.64	79,295	1,674,464	-6.70%	-5.05%	2.91%
	2014		0.40%	2.15%	17.50	28.02	73,723	1,636,051	14.24%	15.97%	3.30%
	2013		0.65%	2.15%	24.16	24.16	43,459	791,897	34.97%	34.97%	5.67%
	2012	12/17/12	0.65%	0.65%	17.90	17.90	210	3,764	0.29%	0.29%	0.00%
LVIP SSGA Large Cap 100 Fund Service Class
	2016		0.30%	3.15%	12.68	26.43	15,129,275	306,974,425	17.47%	20.86%	2.01%
	2015		0.30%	3.15%	10.49	22.46	16,840,070	286,594,249	-7.86%	-5.20%	2.37%
	2014		0.30%	3.15%	16.62	24.32	17,880,867	325,179,992	12.83%	15.68%	2.22%
	2013		0.65%	3.15%	14.73	21.51	19,935,882	316,760,013	31.30%	34.62%	1.93%
	2012		0.65%	3.15%	11.22	16.35	23,390,895	279,058,585	8.48%	11.22%	1.33%
LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	2016		0.65%	0.90%	11.65	11.77	2,856	33,289	7.23%	7.56%	1.64%
	2015		0.65%	0.90%	10.94	10.94	2,858	31,051	-5.78%	-5.78%	4.75%
	2014		0.65%	0.65%	11.61	11.61	122	1,417	5.82%	5.82%	1.92%
	2013	7/2/13	0.65%	0.65%	10.97	10.97	129	1,412	11.12%	11.12%	1.50%
LVIP SSGA Large Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	10.62	11.65	23,551,490	264,499,043	4.53%	7.23%	1.64%
	2015		0.65%	3.20%	10.16	10.86	16,332,756	172,633,442	-8.37%	-6.00%	1.76%
	2014		0.65%	3.20%	11.12	11.56	8,699,562	98,855,910	3.09%	5.54%	3.16%
	2013	5/21/13	0.65%	3.00%	10.79	10.95	2,385,134	25,947,518	2.68%	10.29%	2.63%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Moderate Index Allocation Fund Service Class
	2016		0.60%	3.20%	$11.34	$13.98	15,471,018	$201,980,295	3.02%	5.74%	1.71%
	2015		0.60%	3.20%	11.01	13.22	15,160,769	189,010,996	-4.81%	-2.30%	1.56%
	2014		0.60%	3.20%	11.56	13.53	14,787,994	190,721,763	0.87%	3.53%	1.85%
	2013		0.60%	3.20%	11.46	13.07	13,875,395	174,568,913	8.65%	11.51%	1.29%
	2012		0.60%	3.20%	10.56	11.68	11,876,296	135,403,254	7.97%	10.59%	2.38%
LVIP SSGA Moderate Structured Allocation Fund Standard Class
	2016		0.40%	0.40%	10.77	10.77	17,127	184,448	8.83%	8.83%	2.20%
	2015	1/20/15	0.40%	0.40%	9.90	9.90	17,102	169,228	-3.04%	-3.04%	5.24%
LVIP SSGA Moderate Structured Allocation Fund Service Class
	2016		0.30%	3.20%	10.73	14.14	58,020,140	765,659,421	5.57%	8.68%	1.91%
	2015		0.30%	3.20%	10.89	13.05	61,184,827	752,630,226	-6.00%	-3.53%	2.52%
	2014		0.60%	3.20%	11.58	13.53	64,486,754	830,390,736	1.98%	4.66%	2.42%
	2013		0.60%	3.20%	11.36	12.90	69,297,730	861,705,250	8.99%	11.80%	2.34%
	2012		0.65%	3.20%	10.43	11.54	47,682,796	535,387,963	6.85%	9.55%	3.72%
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	2016		0.65%	3.20%	11.47	14.18	12,371,754	164,534,401	3.73%	6.41%	1.74%
	2015		0.65%	3.20%	11.06	13.33	12,525,058	158,020,143	-5.36%	-2.91%	1.59%
	2014		0.65%	3.20%	11.69	13.73	12,652,800	166,055,729	0.48%	3.08%	1.91%
	2013		0.65%	3.20%	11.63	13.32	12,507,329	160,686,710	10.92%	13.78%	1.31%
	2012		0.65%	3.20%	10.64	11.70	11,219,554	127,959,706	9.25%	11.84%	2.25%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	2016	3/28/16	0.40%	0.40%	10.79	10.79	59,649	643,902	9.35%	9.35%	2.17%
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	2016		0.30%	3.15%	10.75	14.60	30,504,640	416,609,301	6.78%	9.87%	2.00%
	2015		0.30%	3.20%	9.79	13.34	32,056,760	403,797,689	-6.76%	-4.01%	2.85%
	2014		0.30%	3.20%	11.89	13.94	32,084,393	426,551,480	1.71%	4.34%	2.70%
	2013		0.65%	3.20%	11.69	13.36	31,418,682	404,618,283	11.26%	14.14%	2.21%
	2012		0.65%	3.20%	10.95	11.71	31,366,763	357,707,878	7.83%	10.39%	3.99%
LVIP SSGA S&P 500 Index Fund Standard Class
	2016		0.40%	2.75%	12.29	27.09	2,040,659	38,550,462	8.72%	11.31%	2.00%
	2015		0.40%	2.75%	11.04	24.39	1,975,673	32,697,167	-1.43%	0.77%	1.83%
	2014		0.40%	2.60%	14.85	24.25	2,174,940	36,149,470	10.52%	12.75%	1.88%
	2013		0.60%	2.60%	13.44	21.45	2,441,004	36,194,110	28.61%	31.15%	2.35%
	2012		0.65%	2.60%	10.45	11.44	141,381	1,630,111	12.68%	14.04%	0.86%
LVIP SSGA S&P 500 Index Fund Service Class
	2016		0.30%	3.20%	12.12	22.25	53,129,556	911,586,037	7.97%	11.14%	1.67%
	2015		0.30%	3.20%	11.02	20.56	54,705,403	855,810,465	-2.26%	0.61%	1.64%
	2014		0.30%	3.20%	13.72	20.98	54,354,571	857,087,479	9.58%	12.41%	1.65%
	2013		0.65%	3.20%	12.46	19.10	59,168,258	838,667,663	27.60%	30.82%	1.44%
	2012		0.65%	3.15%	9.73	14.94	45,862,651	502,663,971	11.78%	14.61%	0.76%
LVIP SSGA Small-Cap Index Fund Standard Class
	2016		0.40%	1.90%	12.19	28.11	139,819	3,132,109	18.41%	20.20%	1.51%
	2015		0.40%	1.90%	10.14	23.43	118,255	2,000,553	-6.51%	-5.10%	1.09%
	2014		0.40%	1.90%	16.08	24.74	66,149	1,427,063	2.70%	4.05%	1.00%
	2013		0.60%	1.90%	15.66	23.77	28,036	625,775	35.31%	37.08%	1.75%
	2012		0.60%	1.90%	16.67	16.67	3,759	61,884	13.94%	13.94%	1.24%
LVIP SSGA Small-Cap Index Fund Service Class
	2016		0.30%	3.20%	12.01	23.08	18,469,172	274,904,324	16.59%	20.02%	1.06%
	2015		0.30%	3.20%	10.12	19.75	20,044,094	251,759,365	-7.95%	-5.24%	0.69%
	2014		0.30%	3.20%	12.25	21.40	20,318,198	272,886,482	1.12%	3.77%	0.58%
	2013		0.60%	3.20%	12.07	21.11	22,742,885	297,575,702	33.24%	36.67%	0.62%
	2012		0.65%	3.20%	9.03	15.80	14,853,295	143,442,614	11.97%	14.86%	0.46%
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	2016		0.65%	1.70%	11.02	11.45	11,735	133,709	13.46%	14.66%	0.99%
	2015		0.65%	1.70%	9.71	9.99	15,652	155,922	-10.23%	-9.28%	0.82%
	2014		0.65%	1.70%	11.01	11.01	7,373	80,913	-2.04%	-2.04%	1.29%
	2013	12/19/13	0.65%	0.65%	11.24	11.24	3,565	40,066	3.04%	3.04%	1.09%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	2016		0.60%	3.20%	$10.34	$11.37	24,557,411	$268,442,037	11.48%	14.42%	1.04%
	2015		0.60%	3.20%	9.28	9.94	18,004,358	173,814,321	-11.78%	-9.45%	0.70%
	2014		0.60%	3.20%	10.52	10.96	8,275,647	89,207,699	-4.73%	-2.27%	1.30%
	2013	5/20/13	0.65%	3.20%	11.04	11.22	2,436,000	27,146,121	2.73%	11.29%	2.08%
LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	2016		0.40%	2.15%	12.51	31.75	90,681	2,178,215	27.32%	29.57%	2.13%
	2015		0.40%	2.15%	9.65	24.56	87,536	1,642,914	-8.82%	-7.21%	2.78%
	2014		0.40%	2.15%	15.23	26.52	75,395	1,469,320	2.08%	3.68%	4.59%
	2013		0.60%	2.15%	25.50	25.50	38,577	792,799	33.62%	33.62%	7.43%
	2012	7/18/12	0.65%	0.65%	19.09	19.09	1,129	21,540	7.77%	7.77%	2.82%
LVIP SSGA Small-Mid Cap 200 Fund Service Class
	2016		0.30%	3.20%	12.46	26.08	5,867,521	132,384,924	25.93%	29.37%	1.87%
	2015		0.30%	3.15%	9.63	20.70	6,127,104	108,191,274	-9.96%	-7.36%	2.31%
	2014		0.30%	3.15%	14.46	22.94	5,695,923	110,563,563	0.82%	3.37%	3.13%
	2013		0.65%	3.15%	14.35	22.71	5,835,284	110,745,734	30.00%	33.29%	2.37%
	2012		0.65%	3.15%	11.04	17.43	6,502,550	93,579,793	10.02%	12.81%	2.26%
LVIP T. Rowe Price Growth Stock Fund Standard Class
	2016		0.40%	0.40%	12.36	12.36	55,369	684,497	0.99%	0.99%	0.13%
	2015		0.40%	0.40%	12.24	12.24	9,393	114,980	10.29%	10.29%	0.00%
	2014	7/24/14	0.40%	0.40%	11.10	11.10	4,568	50,706	3.89%	3.89%	0.00%
LVIP T. Rowe Price Growth Stock Fund Service Class
	2016		0.30%	3.20%	12.18	23.02	14,466,377	233,936,283	-2.04%	0.84%	0.00%
	2015		0.30%	3.20%	12.21	23.44	15,980,655	258,976,178	7.18%	10.12%	0.00%
	2014		0.30%	3.00%	13.54	21.86	11,919,254	177,584,848	5.24%	7.74%	0.00%
	2013		0.65%	3.00%	12.85	20.76	13,530,291	188,596,407	34.61%	37.81%	0.00%
	2012		0.65%	3.00%	9.53	15.42	14,060,882	143,608,085	14.59%	17.25%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	2016		0.40%	3.00%	12.13	32.11	109,223	2,922,167	4.37%	7.13%	0.27%
	2015		0.40%	3.00%	15.90	30.25	109,041	2,836,264	-0.92%	0.78%	0.13%
	2014		1.30%	3.00%	16.05	30.01	103,895	2,726,197	8.29%	10.15%	0.22%
	2013		1.30%	3.00%	14.82	27.25	112,290	2,692,674	30.82%	33.06%	0.00%
	2012		1.30%	3.00%	13.18	20.64	126,393	2,298,791	13.09%	14.80%	0.00%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	2016		0.30%	3.20%	12.08	30.83	4,745,656	116,828,253	3.91%	6.97%	0.05%
	2015		0.30%	3.20%	15.54	29.13	4,884,187	115,246,446	-1.36%	1.19%	0.00%
	2014		0.65%	3.20%	15.75	28.99	3,954,096	93,424,091	7.80%	10.58%	0.00%
	2013		0.65%	3.20%	14.64	26.40	4,027,389	87,518,859	30.29%	33.59%	0.00%
	2012		0.65%	3.15%	11.49	19.90	4,766,371	80,236,899	12.64%	15.26%	0.00%
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	2016		0.65%	0.65%	9.92	9.92	3,375	33,484	3.40%	3.40%	1.18%
	2015	11/5/15	0.65%	0.65%	9.59	9.59	3,446	33,058	-1.90%	-1.90%	1.36%
LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	2016		0.65%	3.20%	9.50	9.88	59,973,879	584,411,163	0.75%	3.14%	1.32%
	2015	5/18/15	0.65%	3.00%	9.43	9.58	24,692,694	235,159,439	-6.26%	-0.07%	2.32%
LVIP Vanguard Domestic Equity ETF Fund Standard Class
	2016		0.40%	1.90%	12.04	17.24	37,903	615,616	10.03%	11.69%	1.63%
	2015		0.40%	1.90%	10.78	15.47	36,788	530,619	-2.19%	-0.71%	1.74%
	2014		0.40%	1.90%	14.89	15.61	31,272	451,338	10.10%	11.54%	2.01%
	2013		0.60%	1.90%	13.53	13.99	27,270	375,037	28.07%	29.74%	1.36%
	2012	6/22/12	0.60%	1.90%	10.56	10.79	10,419	112,131	-0.96%	9.08%	1.88%
LVIP Vanguard Domestic Equity ETF Fund Service Class
	2016		0.30%	3.20%	11.99	18.64	8,417,562	135,752,026	8.34%	11.52%	1.41%
	2015		0.30%	3.20%	13.56	16.80	7,371,010	107,974,953	-3.69%	-1.20%	1.45%
	2014		0.65%	3.20%	14.08	17.04	6,643,364	99,287,489	8.41%	11.21%	1.69%
	2013		0.65%	3.20%	12.99	15.35	5,998,517	81,252,076	26.10%	29.36%	1.12%
	2012		0.65%	3.20%	10.31	11.89	4,232,339	44,730,410	11.32%	14.13%	1.59%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Vanguard International Equity ETF Fund Standard Class
	2016		0.40%	1.90%	$9.33	$10.73	69,716	$718,874	1.77%	3.30%	2.04%
	2015		0.40%	1.90%	9.03	10.40	67,448	685,549	-4.78%	-3.34%	3.30%
	2014		0.40%	1.90%	10.29	10.79	36,374	384,735	-6.44%	-5.21%	2.13%
	2013		0.60%	1.90%	11.00	11.38	32,064	359,162	12.59%	14.08%	4.76%
	2012	3/26/12	0.60%	1.90%	9.77	9.97	5,807	57,783	1.29%	18.64%	7.35%
LVIP Vanguard International Equity ETF Fund Service Class
	2016		0.30%	3.20%	9.14	11.32	7,548,952	75,748,351	0.20%	3.06%	2.05%
	2015		0.30%	3.20%	9.12	11.03	6,828,594	67,184,750	-6.24%	-3.81%	2.26%
	2014		0.65%	3.20%	9.72	11.49	5,333,936	55,028,501	-7.88%	-5.50%	2.05%
	2013		0.65%	3.20%	10.56	12.18	3,780,849	41,605,443	10.86%	13.72%	2.24%
	2012		0.65%	3.20%	9.53	10.74	2,676,477	26,145,484	15.35%	18.27%	5.00%
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class
	2015	2/20/15	0.65%	0.90%	9.66	9.70	9,027	87,497	-8.13%	0.22%	0.85%
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class
	2015		0.60%	3.20%	9.28	9.65	7,058,558	66,898,619	-7.60%	-5.36%	0.41%
	2014	5/23/14	0.60%	3.00%	10.04	10.19	1,133,185	11,470,979	-3.04%	8.82%	2.02%
LVIP Wellington Capital Growth Fund Service Class
	2016		0.30%	3.15%	11.92	20.84	17,647,143	293,769,550	-3.24%	-0.45%	0.00%
	2015		0.30%	3.15%	14.01	21.49	18,605,082	313,479,427	5.77%	8.44%	0.00%
	2014		0.65%	3.15%	13.20	20.28	20,181,591	316,319,544	7.65%	10.37%	0.00%
	2013		0.65%	3.15%	12.22	18.80	22,655,444	323,041,540	31.66%	34.79%	0.00%
	2012		0.65%	3.00%	9.26	14.27	25,591,881	271,319,390	15.26%	18.00%	0.00%
LVIP Wellington Mid-Cap Value Fund Standard Class
	2016	1/19/16	0.40%	0.40%	11.37	11.37	22,294	253,400	27.63%	27.63%	0.56%
LVIP Wellington Mid-Cap Value Fund Service Class
	2016		0.30%	3.20%	11.32	23.34	6,051,525	85,409,064	9.23%	12.45%	0.25%
	2015		0.30%	3.20%	10.07	21.31	5,875,292	74,397,028	-4.85%	-2.05%	0.17%
	2014		0.30%	3.20%	11.81	22.35	10,536,038	137,001,352	4.62%	7.32%	0.14%
	2013		0.65%	3.20%	11.25	21.31	5,852,727	71,933,341	29.60%	32.95%	0.23%
	2012		0.65%	3.20%	8.65	16.40	6,254,372	58,307,396	19.92%	23.01%	0.14%
MFS VIT Core Equity Series Service Class
	2015		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.63%
	2014		1.30%	2.65%	16.11	23.66	128,539	2,602,187	8.07%	9.54%	0.53%
	2013		1.30%	2.65%	14.89	21.60	150,821	2,787,669	30.72%	32.50%	0.79%
	2012		1.30%	2.65%	11.37	16.30	153,734	2,143,823	12.92%	14.45%	0.47%
MFS VIT Growth Series Initial Class
	2016		0.40%	2.35%	21.90	30.29	147,407	3,180,899	0.06%	1.02%	0.04%
	2015		1.40%	2.35%	21.68	30.21	152,724	3,321,139	5.06%	6.06%	0.16%
	2014		1.40%	2.35%	20.44	28.70	158,635	3,260,919	6.42%	7.43%	0.10%
	2013		1.40%	2.35%	19.03	26.91	178,292	3,411,475	33.68%	34.95%	0.23%
	2012		1.40%	2.35%	14.10	20.09	194,320	2,756,529	14.66%	15.76%	0.00%
MFS VIT Growth Series Service Class
	2016		0.30%	3.20%	10.42	30.49	4,182,290	79,213,282	-0.79%	1.87%	0.00%
	2015		0.30%	2.95%	10.38	30.40	3,425,811	64,088,413	4.18%	6.61%	0.00%
	2014		0.65%	3.15%	9.85	28.86	2,896,838	50,741,615	5.31%	7.98%	0.00%
	2013		0.65%	3.15%	9.23	27.05	2,388,555	39,011,618	32.26%	35.61%	0.13%
	2012		0.65%	3.15%	6.88	20.19	2,031,830	24,495,882	13.45%	16.32%	0.00%
MFS VIT Total Return Series Initial Class
	2016		1.40%	2.35%	18.64	22.33	342,775	7,575,360	6.56%	7.57%	2.59%
	2015		1.40%	2.35%	17.49	20.76	368,176	7,565,445	-2.69%	-1.76%	2.55%
	2014		1.40%	2.35%	17.97	21.13	434,113	9,082,276	5.97%	6.99%	1.83%
	2013		1.40%	2.35%	16.96	19.75	523,192	10,232,408	16.28%	17.39%	1.72%
	2012		1.40%	2.35%	14.53	16.82	641,850	10,712,722	8.67%	9.71%	2.73%
MFS VIT Total Return Series Service Class
	2016		0.30%	3.25%	15.36	15.36	1,895,002	30,235,182	8.00%	8.00%	2.60%
	2015		0.75%	0.75%	14.23	14.23	332	4,724	-1.33%	-1.33%	0.83%
	2014	1/10/14	0.75%	1.95%	14.42	17.38	794	13,179	2.11%	7.29%	2.59%
	2012		0.65%	3.00%	10.78	15.45	21,159,447	278,375,650	7.66%	10.22%	2.49%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
MFS VIT Utilities Series Initial Class
	2016		0.40%	2.35%	$9.65	$43.31	219,048	$7,254,702	8.88%	11.03%	3.56%
	2015		0.40%	2.35%	8.69	39.69	252,468	7,611,161	-16.51%	-14.86%	4.09%
	2014		0.40%	2.35%	31.76	47.45	297,483	10,684,081	10.11%	11.17%	2.07%
	2013		1.40%	2.35%	28.63	43.00	329,869	10,793,626	17.72%	18.84%	2.31%
	2012		1.40%	2.35%	24.14	36.46	368,766	10,154,800	10.85%	11.91%	6.65%
MFS VIT Utilities Series Service Class
	2016		0.30%	3.20%	9.61	43.64	7,967,828	195,373,173	7.73%	10.90%	3.37%
	2015		0.30%	3.20%	12.12	39.96	8,343,493	187,475,679	-17.44%	-15.31%	3.95%
	2014		0.65%	3.20%	14.69	47.76	8,596,870	233,370,004	8.92%	11.74%	1.91%
	2013		0.65%	3.20%	13.48	43.26	8,857,378	217,755,613	16.43%	19.44%	2.07%
	2012		0.65%	3.20%	11.58	36.65	9,710,700	202,449,105	9.65%	12.48%	6.46%
MFS VIT II Core Equity Portfolio Service Class
	2016		1.30%	2.65%	16.95	25.50	103,555	2,204,695	8.17%	9.63%	0.44%
	2015	3/27/15	1.30%	2.65%	15.65	23.26	118,784	2,350,101	-4.66%	-3.67%	0.29%
MFS VIT II International Value Series Initial Class
	2016		0.40%	0.40%	10.76	10.76	30,083	323,804	3.63%	3.63%	1.44%
	2015		0.40%	0.40%	10.39	10.39	15,106	156,900	6.23%	6.23%	2.21%
	2014	12/26/14	0.40%	0.40%	9.78	9.78	7,060	69,032	-1.37%	-1.37%	0.00%
MFS VIT II International Value Series Service Class
	2016		0.30%	1.65%	10.35	10.72	1,663,316	17,422,808	2.14%	3.53%	1.14%
	2015		0.30%	1.65%	10.13	10.36	1,036,935	10,588,129	4.58%	6.00%	2.28%
	2014	6/27/14	0.30%	1.65%	9.69	9.77	179,168	1,740,765	-4.68%	-0.41%	1.13%
Morgan Stanley UIF Growth Portfolio Class II
	2016		0.65%	2.55%	21.51	37.83	51,141	1,581,220	-4.06%	-2.56%	0.00%
	2015		0.65%	2.30%	18.10	38.83	54,729	1,801,323	9.42%	11.24%	0.00%
	2014		0.65%	2.30%	19.90	34.90	59,632	1,743,735	3.68%	5.40%	0.00%
	2013		0.65%	2.30%	18.74	33.11	70,080	1,998,069	44.51%	46.76%	0.21%
	2012		0.65%	2.20%	12.90	22.56	80,314	1,585,107	11.96%	13.31%	0.00%
Neuberger Berman AMT Mid Cap Growth Portfolio I Class
	2012		1.15%	2.90%	13.79	21.86	1,992,717	36,876,586	9.31%	11.13%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class
	2016		1.15%	3.15%	15.51	31.10	994,823	28,198,288	12.57%	14.84%	0.59%
	2015		1.15%	3.15%	13.72	27.17	1,170,110	29,139,938	-10.96%	-9.38%	0.74%
	2014		1.15%	2.90%	15.38	30.19	1,351,272	37,598,861	10.58%	12.54%	1.04%
	2013		1.15%	2.90%	14.70	27.02	1,643,558	40,691,909	33.14%	35.48%	1.15%
	2012		1.15%	2.90%	10.97	20.08	1,996,543	36,696,208	12.28%	14.21%	0.59%
Oppenheimer Global Fund/VA Service Shares
	2016		0.65%	2.20%	13.59	25.25	354,127	7,763,619	-2.33%	-0.80%	0.72%
	2015		0.65%	2.20%	13.89	25.45	360,739	7,985,822	1.42%	3.00%	1.06%
	2014		0.65%	2.20%	13.68	24.71	396,094	8,514,677	-0.17%	1.39%	0.86%
	2013		0.65%	2.20%	13.68	24.37	413,888	8,792,629	24.35%	26.17%	1.17%
	2012		0.65%	2.10%	11.00	19.32	451,145	7,598,199	18.44%	20.17%	1.93%
Oppenheimer International Growth Fund/VA Non-Service Shares
	2016		0.40%	0.80%	8.99	9.08	58,733	532,819	-2.90%	-2.51%	1.04%
	2015		0.40%	0.80%	9.26	9.32	59,618	554,988	2.61%	3.02%	1.19%
	2014	9/22/14	0.40%	0.80%	9.02	9.04	58,349	527,486	-3.86%	2.07%	0.00%
Oppenheimer International Growth Fund/VA Service Shares
	2016		0.30%	1.65%	8.72	9.04	964,138	8,511,287	-4.31%	-3.01%	0.77%
	2015		0.30%	1.65%	9.11	9.20	645,587	5,928,744	1.42%	1.99%	0.70%
	2014	6/30/14	1.10%	1.65%	8.98	9.02	133,741	1,204,995	-9.94%	-5.22%	0.00%
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares
	2016		0.40%	0.40%	12.25	12.25	39,236	480,830	17.58%	17.58%	0.49%
	2015	1/20/15	0.40%	0.40%	10.42	10.42	3,478	36,248	-2.86%	-2.86%	1.20%
Oppenheimer Main Street Small Cap Fund/VA Service Shares
	2016		0.30%	1.65%	11.77	12.20	676,356	8,052,027	15.75%	17.32%	0.23%
	2015		0.30%	1.65%	10.17	10.26	438,963	4,495,929	-7.63%	-7.12%	0.68%
	2014	6/27/14	1.10%	1.65%	11.01	11.05	78,643	868,036	6.41%	11.95%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
PIMCO VIT All Asset All Authority Portfolio Advisor Class
	2016		0.30%	1.65%	$8.94	$9.03	190,951	$1,712,857	11.86%	12.31%	2.97%
	2015		1.10%	1.50%	7.99	8.04	111,256	891,058	-13.71%	-13.36%	2.96%
	2014	7/10/14	1.10%	1.65%	9.25	9.28	80,259	744,225	-8.62%	-6.62%	6.83%
PIMCO VIT All Asset All Authority Portfolio Institutional Class
	2016		0.40%	0.80%	9.16	9.25	10,628	98,215	12.88%	13.33%	3.20%
	2015		0.40%	0.80%	8.17	8.17	23,948	195,479	-12.52%	-12.52%	3.50%
	2014	9/15/14	0.40%	0.40%	9.33	9.33	10,366	96,766	-6.31%	-6.31%	7.83%
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class
	2016		0.30%	2.75%	7.18	8.60	1,603,051	12,900,874	11.76%	14.13%	0.93%
	2015		0.65%	2.75%	6.32	7.54	1,365,622	9,729,125	-27.68%	-26.14%	4.22%
	2014		0.65%	2.80%	8.67	10.20	1,160,090	11,263,973	-20.83%	-19.15%	0.27%
	2013		0.65%	2.75%	10.58	12.62	1,018,149	12,296,157	-16.86%	-15.27%	1.67%
	2012		0.65%	2.80%	12.56	14.90	970,247	13,956,075	2.23%	4.44%	2.44%
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class
	2016		0.40%	0.40%	6.31	6.31	4,810	30,337	14.76%	14.76%	1.15%
	2015		0.40%	0.40%	5.50	5.50	5,175	28,443	-25.88%	-25.88%	1.79%
	2014	9/12/14	0.40%	0.40%	7.41	7.41	556	4,126	-16.96%	-16.96%	0.28%
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class
	2016		0.30%	1.65%	10.20	10.35	285,943	2,951,008	11.38%	11.99%	4.71%
	2015		1.10%	1.65%	9.16	9.24	155,282	1,432,749	-3.94%	-3.41%	5.26%
	2014	7/8/14	1.10%	1.65%	9.53	9.56	87,196	833,472	-7.47%	-5.25%	2.55%
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class
	2016		0.40%	0.40%	10.61	10.61	2,220	23,565	13.06%	13.06%	5.06%
	2015	5/11/15	0.40%	0.40%	9.39	9.39	697	6,547	-6.68%	-6.68%	3.63%
PIMCO VIT Unconstrained Bond Portfolio Advisor Class
	2016		0.30%	1.65%	9.93	10.08	351,061	3,522,085	2.92%	3.49%	1.51%
	2015		1.10%	1.65%	9.65	9.74	273,509	2,656,937	-3.39%	-2.86%	4.55%
	2014	7/18/14	0.30%	1.65%	9.99	10.08	55,732	558,170	-0.62%	0.23%	0.62%
PIMCO VIT Unconstrained Bond Portfolio Institutional Class
	2016		0.40%	0.40%	10.33	10.33	3,225	33,325	4.48%	4.48%	1.70%
	2015	1/9/15	0.40%	0.40%	9.89	9.89	2,234	22,095	-1.86%	-1.86%	4.23%
Putnam VT Absolute Return 500 Fund Class IA
	2016		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.39%
	2015	9/30/15	0.40%	0.40%	10.22	10.22	943	9,644	-0.20%	-0.20%	0.00%
Putnam VT Absolute Return 500 Fund Class IB
	2016		0.30%	1.65%	9.87	10.01	218,153	2,177,917	-0.95%	-0.40%	3.21%
	2015		1.10%	1.65%	9.99	10.05	239,428	2,402,565	-2.02%	-1.63%	0.05%
	2014	7/17/14	1.10%	1.50%	10.19	10.22	80,141	818,364	1.70%	2.31%	0.00%
Putnam VT Global Health Care Fund Class IA
	2016		0.40%	0.40%	8.92	8.92	2,153	19,211	-11.50%	-11.50%	0.00%
	2015	8/20/15	0.40%	0.40%	10.08	10.08	1,939	19,563	-3.44%	-3.44%	0.00%
Putnam VT Global Health Care Fund Class IB
	2016		0.30%	2.20%	8.76	25.73	643,384	8,166,716	-13.28%	-11.62%	0.00%
	2015		0.30%	2.20%	23.67	29.41	610,533	9,761,142	5.44%	6.39%	0.00%
	2014		1.30%	2.65%	22.39	27.64	280,068	6,660,175	24.31%	25.99%	0.27%
	2013		1.30%	2.65%	17.89	21.94	214,575	4,055,822	37.97%	39.84%	1.22%
	2012		1.30%	2.65%	12.88	15.69	368,991	5,014,006	19.08%	20.69%	1.09%
Putnam VT Growth & Income Fund Class IB
	2016		1.40%	2.45%	17.59	21.62	65,333	1,220,820	12.35%	13.42%	1.61%
	2015		1.30%	2.35%	15.59	19.24	74,485	1,229,146	-9.68%	-8.73%	1.90%
	2014		1.30%	2.35%	14.04	21.30	96,045	1,738,887	8.16%	9.30%	1.33%
	2013		1.30%	2.35%	12.97	19.70	105,381	1,744,914	32.53%	33.93%	1.56%
	2012		1.30%	2.35%	9.77	14.86	103,687	1,285,320	16.37%	17.60%	1.78%
Putnam VT Income Fund Class IB
	2016		0.30%	1.65%	9.59	9.81	417,684	4,034,433	0.33%	1.69%	3.38%
	2015	6/23/15	0.30%	1.65%	9.56	9.64	214,052	2,051,661	-2.97%	-1.13%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
SIPT VP Market Growth Strategy Fund Class III
	2016		1.10%	1.65%	$10.03	$10.17	174,241	$1,759,951	5.68%	6.26%	3.15%
	2015		1.10%	1.65%	9.55	9.58	83,604	797,918	-4.87%	-4.72%	1.43%
	2014	7/16/14	1.10%	1.25%	10.04	10.05	25,852	259,802	-1.91%	-0.84%	5.61%
SIPT VP Market Plus Strategy Fund Class III
	2016		0.30%	1.50%	10.20	10.53	173,755	1,786,887	6.55%	7.83%	1.86%
	2015		0.30%	1.50%	9.61	9.76	150,117	1,444,007	-5.02%	-4.11%	0.96%
	2014	7/2/14	0.30%	1.25%	10.12	10.18	109,455	1,107,606	-2.30%	3.98%	8.11%
Templeton Foreign VIP Fund Class 1
	2016		0.40%	0.40%	8.69	8.69	2,393	20,789	7.06%	7.06%	1.98%
	2015		0.40%	0.40%	8.11	8.11	2,372	19,246	-6.68%	-6.68%	3.42%
	2014	9/25/14	0.40%	0.40%	8.70	8.70	2,307	20,057	-9.49%	-9.49%	0.00%
Templeton Foreign VIP Fund Class 4
	2016		0.30%	1.65%	8.33	8.63	306,726	2,583,212	5.34%	6.77%	1.50%
	2015		0.30%	1.65%	7.93	8.08	198,634	1,582,413	-8.04%	-6.93%	2.88%
	2014	7/11/14	0.30%	1.50%	8.62	8.69	81,880	707,406	-13.21%	-4.86%	0.00%
Templeton Global Bond VIP Fund Class 1
	2016		0.40%	0.80%	9.70	9.81	157,097	1,539,327	2.38%	2.80%	0.00%
	2015		0.40%	0.80%	9.54	9.54	163,072	1,555,040	-4.48%	-4.48%	7.78%
	2014	9/15/14	0.40%	0.40%	9.99	9.99	96,642	965,253	-1.71%	-1.71%	0.00%
Templeton Global Bond VIP Fund Class 2
	2016		0.60%	3.15%	9.54	18.11	20,761,360	354,728,144	-0.25%	2.32%	0.00%
	2015		0.60%	3.15%	9.43	17.81	23,440,742	396,170,672	-7.27%	-4.88%	7.86%
	2014		0.60%	3.15%	10.46	18.85	25,988,750	467,006,812	-1.33%	1.17%	5.08%
	2013		0.65%	3.15%	10.60	18.74	29,046,516	521,571,310	-1.52%	0.97%	4.79%
	2012		0.65%	3.15%	10.78	18.67	31,621,406	568,205,330	11.61%	14.32%	6.41%
Templeton Global Bond VIP Fund Class 4
	2016		0.30%	1.65%	9.40	9.74	1,888,622	17,954,067	1.19%	2.56%	0.00%
	2015		0.30%	1.65%	9.29	9.50	1,375,882	12,874,602	-5.96%	-4.68%	7.03%
	2014	6/30/14	0.30%	1.65%	9.88	9.97	398,338	3,945,389	-2.52%	-1.89%	0.00%
Templeton Growth VIP Fund Class 2
	2016		1.10%	3.05%	11.67	20.27	1,761,584	29,587,438	6.49%	8.42%	1.88%
	2015		1.10%	2.90%	10.95	18.83	1,979,364	30,914,559	-9.16%	-7.51%	2.62%
	2014		1.10%	2.90%	12.05	20.52	2,321,118	39,440,270	-5.60%	-3.88%	1.35%
	2013		1.10%	2.90%	12.56	21.51	2,795,534	49,561,031	27.15%	29.39%	2.67%
	2012		1.10%	2.85%	9.71	16.75	3,394,051	46,734,678	17.73%	19.74%	2.05%
Transparent Value Directional Allocation VI Portfolio Class I
	2015		0.40%	0.40%	9.67	9.67	3,434	33,213	-2.95%	-2.95%	0.00%
	2014	7/25/14	0.40%	0.40%	9.96	9.96	3,511	34,995	-3.23%	-3.23%	0.00%
Transparent Value Directional Allocation VI Portfolio Class II
	2015		1.10%	1.65%	9.48	9.54	813,132	7,738,723	-4.21%	-3.82%	0.00%
	2014	7/11/14	1.10%	1.50%	9.89	9.92	1,117,078	11,078,510	-3.44%	6.83%	0.00%
UIF Global Infrastructure Portfolio Class I
	2016		0.40%	0.40%	10.49	10.49	7,195	75,482	14.81%	14.81%	1.99%
	2015		0.40%	0.40%	9.14	9.14	4,879	44,586	-14.10%	-14.10%	1.79%
	2014	7/24/14	0.40%	0.40%	10.64	10.64	4,651	49,489	-1.02%	-1.02%	0.00%
UIF Global Infrastructure Portfolio Class II
	2016		0.30%	1.65%	10.08	10.44	580,374	5,916,784	13.09%	14.62%	1.92%
	2015		0.30%	1.65%	8.91	8.99	357,756	3,211,909	-15.30%	-14.83%	1.69%
	2014	6/30/14	1.10%	1.65%	10.52	10.56	152,233	1,606,202	-0.23%	1.01%	0.00%
VanEck VIP Global Hard Assets Fund Class S Shares
	2016		0.30%	1.65%	6.91	7.16	433,003	3,035,987	41.07%	42.98%	0.26%
	2015		0.30%	1.65%	4.90	5.01	251,082	1,241,231	-34.72%	-33.82%	0.02%
	2014	7/10/14	0.30%	1.65%	7.50	7.57	81,965	616,806	-28.81%	-22.40%	0.00%
VanEck VIP Global Hard Assets Fund Initial Class Shares
	2016		0.40%	0.40%	7.19	7.19	41,596	299,092	43.14%	43.14%	0.36%
	2015		0.40%	0.40%	5.02	5.02	45,049	226,309	-33.71%	-33.71%	0.02%
	2014	7/24/14	0.40%	0.80%	7.56	7.58	25,206	191,019	-29.20%	-24.78%	0.00%

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Virtus Equity Trend Series Class A
	2016		1.10%	1.65%	$8.52	$8.64	138,067	$1,188,526	-2.59%	-2.05%	0.00%
	2015		1.10%	1.65%	8.75	8.83	381,314	3,361,190	-10.81%	-10.32%	0.00%
	2014	7/15/14	0.30%	1.65%	9.81	9.89	267,587	2,631,015	-4.62%	2.50%	0.00%
Virtus Equity Trend Series Class I
	2014	9/22/14	0.40%	0.40%	9.89	9.89	14,402	142,489	-3.90%	-3.90%	0.00%
Virtus Multi-Sector Fixed Income Series Class A
	2016		0.30%	1.65%	10.11	10.48	1,016,832	10,380,554	7.50%	8.96%	4.56%
	2015		0.30%	1.65%	9.41	9.49	666,746	6,310,592	-2.87%	-2.34%	5.90%
	2014	7/2/14	1.10%	1.65%	9.69	9.72	138,168	1,341,749	-4.16%	-3.20%	6.12%
Virtus Multi-Sector Fixed Income Series Class I
	2016		0.40%	0.40%	10.52	10.52	1,263	13,293	9.15%	9.15%	4.41%
	2015	6/25/15	0.40%	0.40%	9.64	9.64	1,263	12,189	-3.61%	-3.61%	2.92%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2016:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio Class B	$1,520,731	$5,887,553
AB VPS International Value Portfolio Class B	6,693	9,266
AB VPS Large Cap Growth Portfolio Class B	1,772,080	1,714,163
AB VPS Small/Mid Cap Value Portfolio Class A	273,201	9,995
AB VPS Small/Mid Cap Value Portfolio Class B	21,752,930	25,911,796
Alps|Alerian Energy Infrastructure Portfolio Class I	12,969	22,005
Alps|Alerian Energy Infrastructure Portfolio Class III	2,798,711	959,262
Alps|Red Rocks Listed Private Equity Portfolio Class I	250,893	229,266
Alps|Red Rocks Listed Private Equity Portfolio Class III	2,189,170	512,018
Alps|Stadion Tactical Defensive Portfolio Class I	45,032	43
Alps|Stadion Tactical Defensive Portfolio Class III	1,160,133	2,431,368
Alps|Stadion Tactical Growth Portfolio Class III	2,921,701	616,879
American Century VP Balanced Fund Class II	19,272,279	968,322
American Century VP Inflation Protection Fund Class II	29,009	10,992
American Funds Asset Allocation Fund Class 1	10,580,852	427,869
American Funds Asset Allocation Fund Class 4	43,378,212	4,792,068
American Funds Blue Chip Income and Growth Fund Class 1	990,518	312,831
American Funds Blue Chip Income and Growth Fund Class 4	12,230,634	3,082,112
American Funds Bond Fund Class 1	2,325,388	1,065,219
American Funds Capital Income Builder Fund Class 1	597,368	33,720
American Funds Capital Income Builder Fund Class 4	17,116,862	2,895,730
American Funds Global Balanced Fund Class 1	333,484	97,077
American Funds Global Bond Fund Class 1	624,089	196,871
American Funds Global Growth Fund Class 1	487,193	114,890
American Funds Global Growth Fund Class 2	37,414,586	38,724,220
American Funds Global Growth Fund Class 4	9,570,996	4,352,107
American Funds Global Growth and Income Fund Class 1	650,912	48,132
American Funds Global Small Capitalization Fund Class 1	681,229	125,732
American Funds Global Small Capitalization Fund Class 2	83,313,715	46,876,260
American Funds Global Small Capitalization Fund Class 4	3,118,180	1,746,828
American Funds Growth Fund Class 1	2,626,420	487,224
American Funds Growth Fund Class 2	141,392,287	188,610,334
American Funds Growth Fund Class 4	26,849,047	4,506,720
American Funds Growth-Income Fund Class 1	1,671,736	253,094
American Funds Growth-Income Fund Class 2	244,212,804	222,948,200
American Funds Growth-Income Fund Class 4	18,152,425	3,227,066
American Funds High-Income Bond Fund Class 1	387,048	72,706
American Funds International Fund Class 1	1,616,534	992,646
American Funds International Fund Class 2	82,914,143	78,472,832
American Funds International Fund Class 4	7,503,585	2,086,055
American Funds International Growth and Income Fund Class 1	161,034	224,170
American Funds Managed Risk Asset Allocation Fund Class P1	409,590	125,286
American Funds Managed Risk Asset Allocation Fund Class P2	38,607,899	2,656,249
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	67,501	7,001
American Funds Managed Risk Growth Fund Class P1	98,522	901
American Funds Managed Risk Growth-Income Fund Class P1	2,614	2,027
American Funds Managed Risk International Fund Class P1	42,516	52,600
American Funds Mortgage Fund Class 1	209,093	81,737
American Funds Mortgage Fund Class 4	5,165,566	4,921,926
American Funds New World Fund Class 1	927,509	160,578
American Funds New World Fund Class 4	6,226,675	2,060,450
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	145,081	19,015
BlackRock Global Allocation V.I. Fund Class I	1,321,243	537,004
BlackRock Global Allocation V.I. Fund Class III	39,090,980	146,871,061
BlackRock iShares Alternative Strategies V.I. Fund Class I	10,550	1,217
BlackRock iShares Alternative Strategies V.I. Fund Class III	3,252,009	302,382
Catalyst Dividend Capture VA Fund	419,893	239,407
ClearBridge Variable Aggressive Growth Portfolio Class I	34,012	15,659

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
ClearBridge Variable Aggressive Growth Portfolio Class II	$5,147,697	$3,003,578
ClearBridge Variable Mid Cap Portfolio Class I	170,813	42,578
ClearBridge Variable Mid Cap Portfolio Class II	6,355,230	3,362,130
Delaware VIP Diversified Income Series Standard Class	1,784,278	512,264
Delaware VIP Diversified Income Series Service Class	166,209,779	91,962,523
Delaware VIP Emerging Markets Series Standard Class	222,922	1,270
Delaware VIP Emerging Markets Series Service Class	21,851,050	52,203,931
Delaware VIP High Yield Series Standard Class	2,593,980	940,777
Delaware VIP High Yield Series Service Class	25,441,280	34,261,630
Delaware VIP International Value Equity Series Standard Class	2,836	36,425
Delaware VIP Limited-Term Diversified Income Series Standard Class	132,870	158,956
Delaware VIP Limited-Term Diversified Income Series Service Class	64,149,698	117,309,019
Delaware VIP REIT Series Standard Class	1,636,199	1,981,749
Delaware VIP REIT Series Service Class	29,195,590	17,565,113
Delaware VIP Small Cap Value Series Standard Class	1,017,205	1,224,861
Delaware VIP Small Cap Value Series Service Class	47,206,893	42,380,188
Delaware VIP Smid Cap Growth Series Standard Class	1,087,172	1,184,933
Delaware VIP Smid Cap Growth Series Service Class	36,785,914	20,635,497
Delaware VIP U.S. Growth Series Service Class	107,169,999	34,487,084
Delaware VIP Value Series Standard Class	1,320,217	751,880
Delaware VIP Value Series Service Class	72,854,999	29,320,658
Deutsche Alternative Asset Allocation VIP Portfolio Class A	198,562	124,308
Deutsche Alternative Asset Allocation VIP Portfolio Class B	4,235,429	6,355,205
Deutsche Equity 500 Index VIP Portfolio Class A	626,075	939,934
Deutsche Small Cap Index VIP Portfolio Class A	348,168	595,081
Eaton Vance VT Floating-Rate Income Fund Initial Class	7,851,491	3,491,690
Eaton Vance VT Floating-Rate Income Fund ADV Class	240,838	175,809
Fidelity VIP Contrafund Portfolio Initial Class	1,039,559	7,623
Fidelity VIP Contrafund Portfolio Service Class 2	101,240,182	113,248,783
Fidelity VIP Equity-Income Portfolio Service Class 2	8,839	8,915
Fidelity VIP Growth Portfolio Initial Class	638,987	1,391,600
Fidelity VIP Growth Portfolio Service Class 2	34,425,609	24,190,411
Fidelity VIP Mid Cap Portfolio Initial Class	572,031	112,231
Fidelity VIP Mid Cap Portfolio Service Class 2	53,994,344	61,925,666
Fidelity VIP Overseas Portfolio Service Class 2	15,772	16,087
Fidelity VIP Strategic Income Portfolio Initial Class	296,727	8,413
Fidelity VIP Strategic Income Portfolio Service Class 2	6,845,189	932,472
First Trust Dorsey Wright Tactical Core Portfolio Class I	4,964,739	3,114,888
First Trust Multi Income Allocation Portfolio Class I	2,371,628	433,340
First Trust Multi Income Allocation Portfolio Class II	49,200	23
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	8,328,884	1,313,953
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	298	485
Franklin Founding Funds Allocation VIP Fund Class 4	2,325,711	370,249
Franklin Income VIP Fund Class 1	41,791	1,010
Franklin Income VIP Fund Class 2	50,000,127	70,301,402
Franklin Income VIP Fund Class 4	8,337,065	2,059,281
Franklin Mutual Shares VIP Fund Class 1	600,798	27,160
Franklin Mutual Shares VIP Fund Class 2	80,398,795	104,378,377
Franklin Mutual Shares VIP Fund Class 4	2,531,839	715,835
Franklin Rising Dividends VIP Fund Class 1	271,284	37,060
Franklin Rising Dividends VIP Fund Class 4	8,848,838	1,180,809
Franklin Small Cap Value VIP Fund Class 1	76,434	4,955
Franklin Small Cap Value VIP Fund Class 4	3,513,739	396,182
Franklin Small-Mid Cap Growth VIP Fund Class 1	197,831	758
Franklin Small-Mid Cap Growth VIP Fund Class 2	45,784	55,695
Franklin Small-Mid Cap Growth VIP Fund Class 4	1,881,608	602,683
Goldman Sachs VIT Large Cap Value Fund Service Shares	7,324,053	19,597,164
Goldman Sachs VIT Government Money Market Fund Institutional Shares	4,689,368	4,067,076
Goldman Sachs VIT Government Money Market Fund Service Shares	61,073,759	49,540,162
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	978,019	913,366
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	37,975	9,717

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Goldman Sachs VIT Strategic Income Fund Advisor Shares	$2,308,032	$931,848
Goldman Sachs VIT Strategic Income Fund Institutional Shares	24,810	147
Guggenheim Long Short Equity Fund	1,299,432	1,410,582
Guggenheim Multi-Hedge Strategies Fund	1,902,920	1,188,816
Hartford Capital Appreciation HLS Fund Class IA	8,321	2,757
Hartford Capital Appreciation HLS Fund Class IC	3,678,193	836,870
Invesco V.I. American Franchise Fund Series I	285,419	219,039
Invesco V.I. American Franchise Fund Series II	121,948	154,740
Invesco V.I. Balanced-Risk Allocation Fund Series I	15,732	36,637
Invesco V.I. Balanced-Risk Allocation Fund Series II	5,878,225	1,205,266
Invesco V.I. Comstock Fund Series I	54,923	5,345
Invesco V.I. Comstock Fund Series II	1,579,912	426,042
Invesco V.I. Core Equity Fund Series I	651,170	1,012,776
Invesco V.I. Core Equity Fund Series II	120,762	352,411
Invesco V.I. Diversified Dividend Fund Series I	29,692	32,397
Invesco V.I. Diversified Dividend Fund Series II	11,313,061	1,919,611
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	24,951	7,032
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	8,204,052	2,440,468
Invesco V.I. Equity and Income Fund Series I	17,486	53
Invesco V.I. Equity and Income Fund Series II	3,044,524	581,366
Invesco V.I. International Growth Fund Series I	81,715	388,062
Invesco V.I. International Growth Fund Series II	9,086,150	1,914,955
Ivy VIP Asset Strategy Portfolio	1,948,578	2,665,228
Ivy VIP Energy Portfolio	3,556,239	1,966,402
Ivy VIP High Income Portfolio	5,808,320	1,515,657
Ivy VIP Micro Cap Growth Portfolio	1,750,275	299,511
Ivy VIP Mid Cap Growth Portfolio	3,083,272	1,516,908
Ivy VIP Science and Technology Portfolio	4,722,332	2,913,295
Janus Aspen Balanced Portfolio Service Shares	1,895,770	2,430,287
Janus Aspen Enterprise Portfolio Service Shares	1,121,399	650,782
Janus Aspen Global Research Portfolio Service Shares	35,421	124,403
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	2,088,222	509,031
JPMorgan Insurance Trust Income Builder Portfolio Class 2	1,035,072	126,406
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	85,627	4,567
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	4,217,307	485,915
Lord Abbett Bond Debenture Portfolio Class VC	7,030,543	703,459
Lord Abbett Developing Growth Portfolio Class VC	1,804,131	1,074,080
Lord Abbett Fundamental Equity Portfolio Class VC	556,664	2,319,543
Lord Abbett Short Duration Income Portfolio Class VC	8,377,982	4,223,268
LVIP American Balanced Allocation Fund Standard Class	4,090,882	8,200,755
LVIP American Balanced Allocation Fund Service Class	13,868,987	1,143,862
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	74,111,984	9,685,742
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	89,207	11,637
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	8,768,911	1,397,816
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	253,579	504,439
LVIP American Global Growth Allocation Managed Risk Fund Service Class	12,607,551	4,091,236
LVIP American Global Growth Fund Service Class II	27,216,460	16,991,869
LVIP American Global Small Capitalization Fund Service Class II	8,478,329	9,776,924
LVIP American Growth Allocation Fund Standard Class	946,077	53,278
LVIP American Growth Allocation Fund Service Class	8,924,937	1,469,125
LVIP American Growth Fund Service Class II	89,064,820	26,674,329
LVIP American Growth-Income Fund Service Class II	63,556,789	21,991,116
LVIP American Income Allocation Fund Standard Class	53,048	754
LVIP American International Fund Service Class II	15,831,447	13,687,645
LVIP American Preservation Fund Standard Class	76,487	38,285
LVIP American Preservation Fund Service Class	5,827,394	1,867,516
LVIP AQR Enhanced Global Strategies Fund Standard Class	61	14,470
LVIP AQR Enhanced Global Strategies Fund Service Class	300,721	2,818,813
LVIP Baron Growth Opportunities Fund Standard Class	182,032	15,943
LVIP Baron Growth Opportunities Fund Service Class	17,236,422	27,619,605
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	261,291	19,332

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	$150,256,914	$17,719,441
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	34,147	180,329
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	28,815,056	248,144,593
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	26,442	126,722
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	77,352,652	84,192,554
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	68,016,788	1,055,175
LVIP BlackRock Inflation Protected Bond Fund Standard Class	301,044	123,773
LVIP BlackRock Inflation Protected Bond Fund Service Class	53,615,244	64,141,482
LVIP BlackRock Multi-Asset Income Fund Standard Class	68,689	40,753
LVIP BlackRock Multi-Asset Income Fund Service Class	3,667,683	1,016,853
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	118,138,768	2,727,927
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	132,624	432,583
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	13,361,174	41,786,266
LVIP Blended Core Equity Managed Volatility Fund Standard Class	1,092	5,012
LVIP Blended Core Equity Managed Volatility Fund Service Class	85,640,335	5,702,977
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	283,635	303,684
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	105,282,416	15,354,508
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	76,229	652
LVIP Blended Mid Cap Managed Volatility Fund Service Class	173,238,123	14,312,746
LVIP Clarion Global Real Estate Fund Standard Class	67,590	41,787
LVIP Clarion Global Real Estate Fund Service Class	10,990,611	15,457,345
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	34,505,026	3,147,746
LVIP Delaware Bond Fund Standard Class	4,760,901	13,725,189
LVIP Delaware Bond Fund Service Class	397,266,268	117,558,954
LVIP Delaware Diversified Floating Rate Fund Standard Class	448,149	881,825
LVIP Delaware Diversified Floating Rate Fund Service Class	48,127,079	83,756,475
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	495,703	661,146
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	4,276,242	5,294,928
LVIP Delaware Social Awareness Fund Standard Class	1,151,880	1,320,130
LVIP Delaware Social Awareness Fund Service Class	10,499,901	9,144,314
LVIP Delaware Special Opportunities Fund Service Class	14,104,950	6,798,166
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	159,947	571,911
LVIP Dimensional International Equity Managed Volatility Fund Service Class	42,716,630	17,500,165
LVIP Dimensional International Core Equity Fund Standard Class	1,147,627	5,035
LVIP Dimensional International Core Equity Fund Service Class	6,852,831	2,129,884
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	2,125,839	1,018,635
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	28,953,535	4,525,464
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	926,241	307,655
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	12,761,721	2,320,457
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	745,688	1,842,348
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	129,991,029	15,415,592
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	2,270,870	299,755
LVIP Dimensional/Vanguard Total Bond Fund Service Class	100,165,589	35,650,396
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	86,220,071	52,713,203
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	382,822	334,094
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	10,215	10,430
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	82,540,482	5,929,434
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	209,640	149,543
LVIP Global Conservative Allocation Managed Risk Fund Service Class	134,444,036	136,673,906
LVIP Global Growth Allocation Managed Risk Fund Standard Class	77,621	177,202
LVIP Global Growth Allocation Managed Risk Fund Service Class	319,672,712	745,027,746
LVIP Global Income Fund Standard Class	587,981	3,712
LVIP Global Income Fund Service Class	43,980,699	47,376,099
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	227,189	151,778
LVIP Global Moderate Allocation Managed Risk Fund Service Class	355,432,078	553,081,706
LVIP Goldman Sachs Income Builder Fund Standard Class	16,536	7,661
LVIP Goldman Sachs Income Builder Fund Service Class	2,047,824	758,887
LVIP Government Money Market Fund Standard Class	14,879,367	17,334,558
LVIP Government Money Market Fund Service Class	151,545,983	173,579,869
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	127,631,890	2,005,417
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	3,744	7,305

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Invesco Select Equity Managed Volatility Fund Service Class	$18,116,615	$11,609,227
LVIP JPMorgan High Yield Fund Standard Class	99,622	2,423
LVIP JPMorgan High Yield Fund Service Class	52,083,451	35,577,402
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	147,508	114,910
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	111,564,291	10,719,577
LVIP Managed Risk Profile 2010 Fund Service Class	1,019,139	604,734
LVIP Managed Risk Profile 2020 Fund Service Class	775,434	1,177,524
LVIP Managed Risk Profile 2030 Fund Service Class	429,755	1,616,903
LVIP Managed Risk Profile 2040 Fund Service Class	323,213	1,841,767
LVIP MFS International Growth Fund Standard Class	19,402	10,869
LVIP MFS International Growth Fund Service Class	12,194,799	12,689,193
LVIP MFS International Equity Managed Volatility Fund Service Class	43,367,851	9,405,033
LVIP MFS Value Fund Standard Class	39,679	403
LVIP MFS Value Fund Service Class	66,493,503	75,089,137
LVIP Mondrian International Value Fund Standard Class	1,149,884	1,912,095
LVIP Mondrian International Value Fund Service Class	28,344,374	28,067,645
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	179,455	287
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	9,268,728	1,788,538
LVIP PIMCO Low Duration Bond Fund Standard Class	3,526,391	703,874
LVIP PIMCO Low Duration Bond Fund Service Class	176,898,355	42,707,781
LVIP Select Core Equity Managed Volatility Fund Standard Class	178,377	603,428
LVIP Select Core Equity Managed Volatility Fund Service Class	34,455,816	52,457,494
LVIP SSGA Bond Index Fund Standard Class	432,160	30,841
LVIP SSGA Bond Index Fund Service Class	112,598,658	71,988,921
LVIP SSGA Conservative Index Allocation Fund Service Class	17,421,736	14,611,714
LVIP SSGA Conservative Structured Allocation Fund Standard Class	58,713	42,594
LVIP SSGA Conservative Structured Allocation Fund Service Class	28,933,846	23,794,839
LVIP SSGA Developed International 150 Fund Standard Class	136,969	20,407
LVIP SSGA Developed International 150 Fund Service Class	14,595,269	19,096,221
LVIP SSGA Emerging Markets 100 Fund Standard Class	225,736	192,873
LVIP SSGA Emerging Markets 100 Fund Service Class	16,093,899	26,855,787
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	116,987	92,857
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	44,865,890	103,611,180
LVIP SSGA International Index Fund Standard Class	372,947	264,298
LVIP SSGA International Index Fund Service Class	25,172,865	18,900,172
LVIP SSGA International Managed Volatility Fund Standard Class	165,938	20,384
LVIP SSGA International Managed Volatility Fund Service Class	270,503,848	8,199,014
LVIP SSGA Large Cap 100 Fund Standard Class	775,215	300,193
LVIP SSGA Large Cap 100 Fund Service Class	44,875,738	45,305,561
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	570	294
LVIP SSGA Large Cap Managed Volatility Fund Service Class	83,937,777	6,216,174
LVIP SSGA Moderate Index Allocation Fund Service Class	26,023,242	19,135,760
LVIP SSGA Moderate Structured Allocation Fund Standard Class	10,036	837
LVIP SSGA Moderate Structured Allocation Fund Service Class	57,999,105	71,250,642
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	17,373,794	16,587,384
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	624,039	1,849
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	44,661,920	49,265,498
LVIP SSGA S&P 500 Index Fund Standard Class	8,022,637	4,818,205
LVIP SSGA S&P 500 Index Fund Service Class	75,406,411	85,997,440
LVIP SSGA Small-Cap Index Fund Standard Class	1,125,162	419,876
LVIP SSGA Small-Cap Index Fund Service Class	22,876,257	39,118,615
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	24,617	65,262
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	71,905,279	7,638,380
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	591,885	412,655
LVIP SSGA Small-Mid Cap 200 Fund Service Class	18,701,266	16,540,507
LVIP T. Rowe Price Growth Stock Fund Standard Class	589,450	38,720
LVIP T. Rowe Price Growth Stock Fund Service Class	22,888,654	47,191,382
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	542,610	529,078
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	16,166,157	16,361,743
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	852	1,355
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	340,905,223	5,256,132

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Vanguard Domestic Equity ETF Fund Standard Class	$263,053	$235,888
LVIP Vanguard Domestic Equity ETF Fund Service Class	29,655,025	13,447,373
LVIP Vanguard International Equity ETF Fund Standard Class	180,812	168,302
LVIP Vanguard International Equity ETF Fund Service Class	14,166,122	6,578,798
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	1,379	92,728
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	16,616,469	88,158,881
LVIP Wellington Capital Growth Fund Standard Class	6,833	6,292
LVIP Wellington Capital Growth Fund Service Class	35,522,149	30,913,235
LVIP Wellington Mid-Cap Value Fund Standard Class	244,792	200
LVIP Wellington Mid-Cap Value Fund Service Class	10,548,086	8,792,655
MFS VIT Growth Series Initial Class	286,306	310,674
MFS VIT Growth Series Service Class	22,146,887	4,089,100
MFS VIT Total Return Series Initial Class	8,140,149	8,342,089
MFS VIT Total Return Series Service Class	38,298,963	7,969,800
MFS VIT Utilities Series Initial Class	713,768	1,419,428
MFS VIT Utilities Series Service Class	29,649,600	30,809,518
MFS VIT II Core Equity Portfolio Service Class	196,936	378,981
MFS VIT II International Value Series Initial Class	201,630	28,397
MFS VIT II International Value Series Service Class	8,762,232	1,815,099
Morgan Stanley UIF Growth Portfolio Class II	502,476	419,576
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	12,792	12,865
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	3,034,454	6,034,338
Oppenheimer Global Fund/VA Service Shares	1,294,414	946,900
Oppenheimer International Growth Fund/VA Non-Service Shares	65,866	55,541
Oppenheimer International Growth Fund/VA Service Shares	4,170,095	1,145,645
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	442,038	13,440
Oppenheimer Main Street Small Cap Fund/VA Service Shares	3,141,334	569,058
PIMCO VIT All Asset All Authority Portfolio Advisor Class	1,187,923	486,292
PIMCO VIT All Asset All Authority Portfolio Institutional Class	5,046	116,809
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	4,775,225	3,068,702
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	460	2,426
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	2,710,526	1,298,589
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	17,033	409
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	1,522,818	758,921
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	13,219	2,744
Putnam VT Absolute Return 500 Fund Class IA	26,026	35,207
Putnam VT Absolute Return 500 Fund Class IB	672,367	832,994
Putnam VT Global Health Care Fund Class IA	14,737	8,643
Putnam VT Global Health Care Fund Class IB	5,153,423	4,595,065
Putnam VT Growth & Income Fund Class IB	72,017	188,820
Putnam VT Income Fund Class IB	2,276,237	239,780
SIPT VP Market Growth Strategy Fund Class III	1,102,881	151,755
SIPT VP Market Plus Strategy Fund Class III	416,105	100,635
Templeton Foreign VIP Fund Class 1	1,590	793
Templeton Foreign VIP Fund Class 4	1,746,366	943,734
Templeton Global Bond VIP Fund Class 1	102,407	160,767
Templeton Global Bond VIP Fund Class 2	8,486,424	58,860,872
Templeton Global Bond VIP Fund Class 4	7,088,982	2,559,496
Templeton Growth VIP Fund Class 2	3,777,414	6,028,999
Transparent Value Directional Allocation VI Portfolio Class I	26	34,030
Transparent Value Directional Allocation VI Portfolio Class II	192,303	8,208,014
UIF Global Infrastructure Portfolio Class I	34,480	5,892
UIF Global Infrastructure Portfolio Class II	3,361,852	795,456
VanEck VIP Global Hard Assets Fund Class S Shares	1,868,407	778,284
VanEck VIP Global Hard Assets Fund Initial Class Shares	1,098	22,765
Virtus Equity Trend Series Class A	162,841	2,200,236
Virtus Multi-Sector Fixed Income Series Class A	5,113,870	1,274,383
Virtus Multi-Sector Fixed Income Series Class I	619	51

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2016:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio Class B	1,139,818	$21.52	$24,528,884	$21,729,677
AB VPS International Value Portfolio Class B	186	13.16	2,454	2,438
AB VPS Large Cap Growth Portfolio Class B	217,613	43.32	9,426,990	7,167,165
AB VPS Small/Mid Cap Value Portfolio Class A	18,828	20.29	382,014	355,654
AB VPS Small/Mid Cap Value Portfolio Class B	9,536,428	20.12	191,872,929	173,594,925
Alps|Alerian Energy Infrastructure Portfolio Class I	24,545	9.82	241,035	261,303
Alps|Alerian Energy Infrastructure Portfolio Class III	558,045	9.80	5,468,839	5,233,479
Alps|Red Rocks Listed Private Equity Portfolio Class I	2,538	10.59	26,877	26,242
Alps|Red Rocks Listed Private Equity Portfolio Class III	491,447	11.06	5,435,405	5,220,640
Alps|Stadion Tactical Defensive Portfolio Class I	5,321	10.42	55,447	54,270
Alps|Stadion Tactical Defensive Portfolio Class III	423,100	10.66	4,510,251	4,292,584
Alps|Stadion Tactical Growth Portfolio Class III	383,453	10.36	3,972,572	3,723,945
American Century VP Balanced Fund Class II	2,646,391	6.97	18,445,345	18,318,182
American Century VP Inflation Protection Fund Class II	2,693	10.11	27,228	28,059
American Funds Asset Allocation Fund Class 1	637,159	21.68	13,813,616	13,651,512
American Funds Asset Allocation Fund Class 4	4,088,264	21.43	87,611,494	86,128,668
American Funds Blue Chip Income and Growth Fund Class 1	247,295	13.53	3,345,905	3,244,809
American Funds Blue Chip Income and Growth Fund Class 4	1,465,187	13.39	19,618,849	19,508,914
American Funds Bond Fund Class 1	338,411	10.80	3,654,841	3,734,834
American Funds Capital Income Builder Fund Class 1	96,885	9.46	916,529	932,549
American Funds Capital Income Builder Fund Class 4	2,810,750	9.45	26,561,590	27,158,689
American Funds Global Balanced Fund Class 1	50,170	11.08	555,879	563,512
American Funds Global Bond Fund Class 1	197,991	11.22	2,221,457	2,344,175
American Funds Global Growth Fund Class 1	90,176	24.05	2,168,745	2,443,579
American Funds Global Growth Fund Class 2	11,450,026	23.85	273,083,113	265,088,786
American Funds Global Growth Fund Class 4	706,017	23.81	16,810,257	18,112,530
American Funds Global Growth and Income Fund Class 1	113,007	13.02	1,471,346	1,462,576
American Funds Global Small Capitalization Fund Class 1	56,609	20.24	1,145,764	1,288,890
American Funds Global Small Capitalization Fund Class 2	19,209,929	19.72	378,819,802	387,194,784
American Funds Global Small Capitalization Fund Class 4	253,800	19.91	5,053,154	5,900,106
American Funds Growth Fund Class 1	120,356	67.29	8,098,770	8,519,669
American Funds Growth Fund Class 2	20,520,135	66.92	1,373,207,430	1,184,958,253
American Funds Growth Fund Class 4	783,459	66.41	52,029,492	53,218,299
American Funds Growth-Income Fund Class 1	98,086	44.41	4,355,998	4,629,319
American Funds Growth-Income Fund Class 2	42,206,524	44.00	1,857,087,056	1,620,842,476
American Funds Growth-Income Fund Class 4	793,421	43.73	34,696,318	36,281,413
American Funds High-Income Bond Fund Class 1	128,405	10.18	1,307,167	1,377,630
American Funds International Fund Class 1	208,070	16.82	3,499,730	3,941,650
American Funds International Fund Class 2	37,529,918	16.76	629,001,419	667,912,284
American Funds International Fund Class 4	928,371	16.64	15,448,086	17,172,826
American Funds International Growth and Income Fund Class 1	97,984	14.48	1,418,815	1,648,322
American Funds Managed Risk Asset Allocation Fund Class P1	100,531	12.02	1,208,379	1,179,430
American Funds Managed Risk Asset Allocation Fund Class P2	5,727,450	12.01	68,786,677	67,867,740
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	12,648	11.67	147,596	138,473
American Funds Managed Risk Growth Fund Class P1	10,971	10.71	117,502	119,270
American Funds Managed Risk Growth-Income Fund Class P1	2,175	11.07	24,078	25,213
American Funds Managed Risk International Fund Class P1	4,791	8.89	42,595	45,510
American Funds Mortgage Fund Class 1	35,404	10.56	373,863	377,589
American Funds Mortgage Fund Class 4	441,006	10.48	4,621,747	4,699,359
American Funds New World Fund Class 1	149,165	19.72	2,941,540	3,196,299
American Funds New World Fund Class 4	746,133	19.51	14,557,060	14,661,694
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	20,481	12.05	246,795	254,851
BlackRock Global Allocation V.I. Fund Class I	240,616	15.51	3,731,954	3,892,374
BlackRock Global Allocation V.I. Fund Class III	83,741,525	13.37	1,119,624,189	1,183,439,741
BlackRock iShares Alternative Strategies V.I. Fund Class I	919	10.15	9,323	9,375
BlackRock iShares Alternative Strategies V.I. Fund Class III	328,955	10.12	3,329,021	3,491,618
Catalyst Dividend Capture VA Fund	111,588	12.40	1,383,686	1,286,700
ClearBridge Variable Aggressive Growth Portfolio Class I	7,907	25.08	198,297	232,742

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
ClearBridge Variable Aggressive Growth Portfolio Class II	770,180	$24.74	$19,054,258	$22,071,036
ClearBridge Variable Mid Cap Portfolio Class I	16,446	19.07	313,631	314,848
ClearBridge Variable Mid Cap Portfolio Class II	1,136,489	18.97	21,559,186	21,088,903
Delaware VIP Diversified Income Series Standard Class	439,199	10.29	4,519,360	4,644,019
Delaware VIP Diversified Income Series Service Class	172,636,436	10.22	1,764,344,376	1,825,619,782
Delaware VIP Emerging Markets Series Standard Class	13,563	17.94	243,313	221,793
Delaware VIP Emerging Markets Series Service Class	15,425,378	17.88	275,805,754	290,593,393
Delaware VIP High Yield Series Standard Class	1,036,934	5.14	5,329,840	5,347,875
Delaware VIP High Yield Series Service Class	27,406,334	5.12	140,320,430	149,313,763
Delaware VIP International Value Equity Series Standard Class	10,876	11.11	120,832	137,863
Delaware VIP Limited-Term Diversified Income Series Standard Class	113,588	9.82	1,115,430	1,123,054
Delaware VIP Limited-Term Diversified Income Series Service Class	130,721,977	9.75	1,274,539,276	1,294,710,111
Delaware VIP REIT Series Standard Class	222,341	15.57	3,461,851	3,138,144
Delaware VIP REIT Series Service Class	11,053,482	15.54	171,771,104	150,019,936
Delaware VIP Small Cap Value Series Standard Class	184,182	39.84	7,337,791	5,315,513
Delaware VIP Small Cap Value Series Service Class	9,193,344	39.67	364,699,949	299,838,194
Delaware VIP Smid Cap Growth Series Standard Class	262,906	28.08	7,382,394	6,106,388
Delaware VIP Smid Cap Growth Series Service Class	6,612,911	26.75	176,895,389	169,677,519
Delaware VIP U.S. Growth Series Service Class	35,635,937	8.68	309,319,932	338,903,828
Delaware VIP Value Series Standard Class	236,539	29.25	6,918,767	4,936,064
Delaware VIP Value Series Service Class	10,774,726	29.15	314,083,270	258,659,365
Deutsche Alternative Asset Allocation VIP Portfolio Class A	78,852	12.97	1,022,713	1,062,298
Deutsche Alternative Asset Allocation VIP Portfolio Class B	4,117,137	12.96	53,358,100	55,546,228
Deutsche Equity 500 Index VIP Portfolio Class A	305,735	19.58	5,986,299	4,226,868
Deutsche Small Cap Index VIP Portfolio Class A	215,937	16.78	3,623,418	2,833,772
Eaton Vance VT Floating-Rate Income Fund Initial Class	1,244,945	9.26	11,528,205	11,325,583
Eaton Vance VT Floating-Rate Income Fund ADV Class	240,351	9.27	2,228,096	2,190,116
Fidelity VIP Contrafund Portfolio Initial Class	40,446	33.18	1,341,995	1,338,861
Fidelity VIP Contrafund Portfolio Service Class 2	31,347,011	32.45	1,017,210,510	842,751,089
Fidelity VIP Growth Portfolio Initial Class	66,705	59.31	3,956,258	3,138,992
Fidelity VIP Growth Portfolio Service Class 2	2,760,116	58.44	161,301,167	143,987,491
Fidelity VIP Mid Cap Portfolio Initial Class	33,621	33.98	1,142,449	1,142,136
Fidelity VIP Mid Cap Portfolio Service Class 2	15,711,144	33.03	518,939,094	486,092,032
Fidelity VIP Strategic Income Portfolio Initial Class	41,397	11.07	458,267	466,904
Fidelity VIP Strategic Income Portfolio Service Class 2	713,319	10.98	7,832,245	7,881,899
First Trust Dorsey Wright Tactical Core Portfolio Class I	195,844	9.85	1,929,066	1,918,491
First Trust Multi Income Allocation Portfolio Class I	481,832	10.54	5,078,506	4,998,611
First Trust Multi Income Allocation Portfolio Class II	4,684	10.54	49,366	49,177
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	1,302,121	12.85	16,732,258	16,149,709
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	477	12.87	6,136	5,902
Franklin Founding Funds Allocation VIP Fund Class 4	857,489	7.21	6,182,498	6,149,454
Franklin Income VIP Fund Class 1	6,594	15.88	104,719	98,692
Franklin Income VIP Fund Class 2	37,164,667	15.38	571,592,574	558,263,654
Franklin Income VIP Fund Class 4	1,587,893	15.71	24,945,793	24,517,165
Franklin Mutual Shares VIP Fund Class 1	31,229	20.40	637,064	621,161
Franklin Mutual Shares VIP Fund Class 2	36,531,084	20.08	733,544,157	631,111,949
Franklin Mutual Shares VIP Fund Class 4	272,048	20.23	5,503,538	5,637,112
Franklin Rising Dividends VIP Fund Class 1	25,430	25.51	648,712	678,404
Franklin Rising Dividends VIP Fund Class 4	640,937	24.98	16,010,605	16,445,263
Franklin Small Cap Value VIP Fund Class 1	19,197	19.93	382,600	395,014
Franklin Small Cap Value VIP Fund Class 4	302,132	19.74	5,964,086	5,779,131
Franklin Small-Mid Cap Growth VIP Fund Class 1	11,245	17.77	199,817	203,685
Franklin Small-Mid Cap Growth VIP Fund Class 4	192,536	16.81	3,236,531	3,623,920
Goldman Sachs VIT Large Cap Value Fund Service Shares	15,043,365	10.16	152,840,587	151,969,190
Goldman Sachs VIT Government Money Market Fund Institutional Shares	1,451,320	1.00	1,451,341	1,451,341
Goldman Sachs VIT Government Money Market Fund Service Shares	47,466,790	1.00	47,466,818	47,466,818
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	282,082	9.08	2,561,301	2,687,666
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	6,221	9.10	56,610	58,802
Goldman Sachs VIT Strategic Income Fund Advisor Shares	554,706	9.12	5,058,915	5,186,261
Goldman Sachs VIT Strategic Income Fund Institutional Shares	2,684	9.15	24,557	24,663
Guggenheim Long Short Equity Fund	220,150	15.37	3,383,705	3,343,188

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Guggenheim Multi-Hedge Strategies Fund	174,943	$23.95	$4,189,891	$4,188,626
Hartford Capital Appreciation HLS Fund Class IA	1,937	42.05	81,464	104,969
Hartford Capital Appreciation HLS Fund Class IC	205,225	41.76	8,570,201	9,756,909
Invesco V.I. American Franchise Fund Series I	45,867	53.58	2,457,575	1,830,494
Invesco V.I. American Franchise Fund Series II	24,291	51.96	1,262,161	1,067,498
Invesco V.I. Balanced-Risk Allocation Fund Series I	15,826	11.34	179,473	188,664
Invesco V.I. Balanced-Risk Allocation Fund Series II	1,025,077	11.22	11,501,368	11,557,924
Invesco V.I. Comstock Fund Series I	6,804	18.69	127,174	123,910
Invesco V.I. Comstock Fund Series II	193,843	18.62	3,609,351	3,531,622
Invesco V.I. Core Equity Fund Series I	191,324	34.58	6,615,980	5,232,925
Invesco V.I. Core Equity Fund Series II	46,455	34.11	1,584,588	1,266,378
Invesco V.I. Diversified Dividend Fund Series I	1,209	26.38	31,900	27,661
Invesco V.I. Diversified Dividend Fund Series II	613,379	26.23	16,088,921	14,834,758
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	1,665	17.24	28,708	29,027
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	927,562	16.81	15,592,310	16,088,366
Invesco V.I. Equity and Income Fund Series I	1,021	17.76	18,139	17,434
Invesco V.I. Equity and Income Fund Series II	426,490	17.68	7,540,335	7,446,889
Invesco V.I. International Growth Fund Series I	58,924	32.89	1,938,017	1,414,994
Invesco V.I. International Growth Fund Series II	961,377	32.44	31,187,072	32,543,294
Ivy VIP Asset Strategy Portfolio	1,076,284	8.04	8,657,627	10,365,486
Ivy VIP Energy Portfolio	1,084,170	6.77	7,342,538	6,518,164
Ivy VIP High Income Portfolio	3,514,431	3.61	12,679,715	12,591,065
Ivy VIP Micro Cap Growth Portfolio	149,114	20.66	3,081,147	3,187,713
Ivy VIP Mid Cap Growth Portfolio	483,187	9.44	4,560,169	4,677,851
Ivy VIP Science and Technology Portfolio	505,249	22.34	11,287,055	11,816,176
Janus Aspen Balanced Portfolio Service Shares	421,080	31.89	13,428,239	11,822,250
Janus Aspen Enterprise Portfolio Service Shares	111,581	56.22	6,273,076	4,585,383
Janus Aspen Global Research Portfolio Service Shares	17,191	39.87	685,389	498,186
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	246,938	14.87	3,671,962	3,645,297
JPMorgan Insurance Trust Income Builder Portfolio Class 2	118,825	9.92	1,178,739	1,170,202
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,884	19.40	152,947	157,599
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	487,219	19.20	9,354,599	9,941,054
Lord Abbett Bond Debenture Portfolio Class VC	1,176,930	11.94	14,052,544	14,119,973
Lord Abbett Developing Growth Portfolio Class VC	196,900	21.69	4,270,755	4,567,391
Lord Abbett Fundamental Equity Portfolio Class VC	793,026	18.30	14,512,377	13,628,655
Lord Abbett Short Duration Income Portfolio Class VC	1,187,412	14.57	17,300,591	17,636,083
LVIP American Balanced Allocation Fund Standard Class	456,565	11.87	5,417,147	5,536,074
LVIP American Balanced Allocation Fund Service Class	2,099,074	11.86	24,895,014	25,880,772
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	19,344,409	12.42	240,257,558	219,059,221
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	60,776	10.77	654,553	660,467
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	2,035,600	10.77	21,917,307	22,569,434
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	60,715	10.97	665,862	691,335
LVIP American Global Growth Allocation Managed Risk Fund Service Class	5,766,665	10.97	63,231,481	66,310,460
LVIP American Global Growth Fund Service Class II	7,458,012	15.71	117,172,827	117,060,171
LVIP American Global Small Capitalization Fund Service Class II	4,366,164	14.54	63,484,020	59,230,119
LVIP American Growth Allocation Fund Standard Class	173,871	12.21	2,122,441	2,201,540
LVIP American Growth Allocation Fund Service Class	1,655,219	12.20	20,198,634	21,309,787
LVIP American Growth Fund Service Class II	20,128,663	17.31	348,366,767	317,425,123
LVIP American Growth-Income Fund Service Class II	16,710,028	18.19	303,888,568	268,865,349
LVIP American Income Allocation Fund Standard Class	5,144	11.10	57,083	58,999
LVIP American International Fund Service Class II	10,691,459	12.63	135,075,895	134,314,338
LVIP American Preservation Fund Standard Class	12,062	9.79	118,028	120,533
LVIP American Preservation Fund Service Class	740,079	9.79	7,242,411	7,336,650
LVIP Baron Growth Opportunities Fund Standard Class	15,609	41.09	641,325	696,831
LVIP Baron Growth Opportunities Fund Service Class	3,776,804	40.17	151,721,767	142,876,870
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	20,500	18.29	374,883	357,832
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	40,630,398	18.26	741,829,798	684,503,013
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	16,609	9.63	159,963	174,661
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	95,130,214	9.58	910,871,799	982,128,416
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	6,582,171	10.11	66,565,492	66,957,257
LVIP BlackRock Inflation Protected Bond Fund Standard Class	83,307	10.16	846,230	869,654

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Inflation Protected Bond Fund Service Class	73,697,804	$10.16	$748,622,292	$797,011,537
LVIP BlackRock Multi-Asset Income Fund Standard Class	27,484	9.36	257,194	265,492
LVIP BlackRock Multi-Asset Income Fund Service Class	673,247	9.36	6,300,244	6,403,360
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	11,144,098	10.46	116,611,838	115,467,362
LVIP Blended Core Equity Managed Volatility Fund Standard Class	6,585	10.67	70,274	69,480
LVIP Blended Core Equity Managed Volatility Fund Service Class	20,129,544	10.67	214,822,499	207,587,847
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	73,310	31.00	2,272,238	1,741,375
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	14,554,730	30.46	443,278,846	416,920,480
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	6,671	11.92	79,493	75,615
LVIP Blended Mid Cap Managed Volatility Fund Service Class	37,984,954	11.61	441,043,299	460,195,607
LVIP Clarion Global Real Estate Fund Standard Class	35,860	9.02	323,600	341,105
LVIP Clarion Global Real Estate Fund Service Class	11,008,515	8.94	98,383,100	91,470,420
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	8,883,797	9.33	82,841,410	83,124,343
LVIP Delaware Bond Fund Standard Class	6,299,743	13.42	84,523,649	84,472,255
LVIP Delaware Bond Fund Service Class	227,993,376	13.42	3,058,987,121	3,146,670,938
LVIP Delaware Diversified Floating Rate Fund Standard Class	134,077	10.05	1,346,801	1,352,155
LVIP Delaware Diversified Floating Rate Fund Service Class	69,972,889	10.02	701,128,339	707,396,307
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	313,290	14.12	4,422,711	4,263,352
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	933,932	14.11	13,173,108	13,125,133
LVIP Delaware Social Awareness Fund Standard Class	202,246	36.84	7,450,941	6,761,858
LVIP Delaware Social Awareness Fund Service Class	1,568,445	36.70	57,555,676	57,719,026
LVIP Delaware Special Opportunities Fund Service Class	1,531,694	38.94	59,642,623	57,781,302
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	153,082	8.76	1,341,000	1,441,196
LVIP Dimensional International Equity Managed Volatility Fund Service Class	29,159,938	8.76	255,441,060	278,743,878
LVIP Dimensional International Core Equity Fund Standard Class	163,095	9.19	1,499,170	1,485,423
LVIP Dimensional International Core Equity Fund Service Class	1,124,564	9.19	10,335,864	10,192,242
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	57,855	27.25	1,576,784	1,984,104
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	1,937,882	27.13	52,574,745	61,134,710
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	117,388	10.80	1,267,909	1,140,659
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	1,390,499	10.80	15,021,563	14,162,947
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	266,321	12.97	3,454,714	3,413,750
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	38,380,869	12.97	497,607,974	500,409,837
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	522,507	10.41	5,441,383	5,546,761
LVIP Dimensional/Vanguard Total Bond Fund Service Class	45,468,585	10.41	473,509,845	480,199,969
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	24,161,825	30.03	725,507,123	757,010,977
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	224,278	9.48	2,126,824	2,208,283
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,042	9.92	10,336	10,074
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	26,059,453	9.93	258,640,052	259,510,546
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	13,164	13.33	175,471	181,590
LVIP Global Conservative Allocation Managed Risk Fund Service Class	94,275,954	13.33	1,256,227,080	1,241,231,004
LVIP Global Growth Allocation Managed Risk Fund Standard Class	307,131	13.06	4,010,518	3,990,531
LVIP Global Growth Allocation Managed Risk Fund Service Class	628,695,419	13.06	8,210,133,478	8,015,516,311
LVIP Global Income Fund Standard Class	57,262	10.87	622,206	631,341
LVIP Global Income Fund Service Class	54,886,516	10.82	594,091,646	628,404,460
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	63,252	13.51	854,724	893,506
LVIP Global Moderate Allocation Managed Risk Fund Service Class	482,166,498	13.51	6,514,069,390	6,350,421,115
LVIP Goldman Sachs Income Builder Fund Standard Class	3,036	9.62	29,223	29,934
LVIP Goldman Sachs Income Builder Fund Service Class	407,811	9.62	3,924,777	3,921,515
LVIP Government Money Market Fund Standard Class	2,636,414	10.00	26,364,157	26,364,156
LVIP Government Money Market Fund Service Class	22,157,678	10.00	221,576,806	221,576,806
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	24,136,777	10.47	252,712,052	244,039,320
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	7,520	9.79	73,654	78,022
LVIP Invesco Select Equity Managed Volatility Fund Service Class	12,860,921	9.79	125,959,860	128,666,717
LVIP JPMorgan High Yield Fund Standard Class	12,591	10.75	135,350	135,952
LVIP JPMorgan High Yield Fund Service Class	15,999,869	10.75	171,966,591	176,095,316
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	16,744	15.62	261,505	251,756
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	34,094,916	15.51	528,709,858	489,003,355
LVIP Managed Risk Profile 2010 Fund Service Class	461,070	11.19	5,157,531	4,931,393
LVIP Managed Risk Profile 2020 Fund Service Class	925,127	11.20	10,365,125	9,132,163
LVIP Managed Risk Profile 2030 Fund Service Class	462,571	10.85	5,018,431	4,538,822
LVIP Managed Risk Profile 2040 Fund Service Class	382,453	10.32	3,945,005	3,359,812

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP MFS International Growth Fund Standard Class	2,246	$13.71	$30,784	$31,089
LVIP MFS International Growth Fund Service Class	11,031,998	13.72	151,403,140	141,149,499
LVIP MFS International Equity Managed Volatility Fund Service Class	21,851,055	9.07	198,232,772	211,686,720
LVIP MFS Value Fund Standard Class	1,280	37.93	48,536	48,512
LVIP MFS Value Fund Service Class	23,106,630	37.91	876,018,541	617,083,153
LVIP Mondrian International Value Fund Standard Class	751,578	15.38	11,559,271	12,323,682
LVIP Mondrian International Value Fund Service Class	17,721,297	15.37	272,447,224	296,374,013
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	19,505	9.40	183,429	179,173
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	2,930,269	9.41	27,559,185	28,084,290
LVIP PIMCO Low Duration Bond Fund Standard Class	432,230	10.02	4,330,076	4,352,008
LVIP PIMCO Low Duration Bond Fund Service Class	35,399,635	10.02	354,668,940	355,359,289
LVIP Select Core Equity Managed Volatility Fund Standard Class	17,619	11.68	205,856	198,628
LVIP Select Core Equity Managed Volatility Fund Service Class	35,667,401	11.68	416,630,908	409,337,938
LVIP SSGA Bond Index Fund Standard Class	101,977	11.16	1,137,654	1,161,947
LVIP SSGA Bond Index Fund Service Class	87,203,568	11.16	973,191,829	970,380,774
LVIP SSGA Conservative Index Allocation Fund Service Class	5,676,069	12.12	68,765,577	66,876,133
LVIP SSGA Conservative Structured Allocation Fund Standard Class	51,202	11.49	588,258	615,091
LVIP SSGA Conservative Structured Allocation Fund Service Class	16,151,403	11.49	185,531,166	181,506,524
LVIP SSGA Developed International 150 Fund Standard Class	51,830	7.92	410,702	465,709
LVIP SSGA Developed International 150 Fund Service Class	17,264,283	7.93	136,871,234	138,502,254
LVIP SSGA Emerging Markets 100 Fund Standard Class	74,519	8.23	613,441	662,407
LVIP SSGA Emerging Markets 100 Fund Service Class	19,670,290	8.24	161,984,834	186,893,740
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	48,240	11.23	541,588	554,333
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	74,640,798	11.23	837,992,237	847,000,738
LVIP SSGA International Index Fund Standard Class	108,426	8.15	883,671	939,702
LVIP SSGA International Index Fund Service Class	31,690,686	8.15	258,374,162	251,116,897
LVIP SSGA International Managed Volatility Fund Standard Class	17,460	8.22	143,466	145,423
LVIP SSGA International Managed Volatility Fund Service Class	40,832,838	8.22	335,768,426	347,673,409
LVIP SSGA Large Cap 100 Fund Standard Class	164,659	13.79	2,269,988	2,343,413
LVIP SSGA Large Cap 100 Fund Service Class	22,308,157	13.77	307,205,635	260,514,496
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2,874	11.58	33,291	30,682
LVIP SSGA Large Cap Managed Volatility Fund Service Class	22,838,065	11.58	264,510,461	257,346,267
LVIP SSGA Moderate Index Allocation Fund Service Class	15,408,977	13.12	202,104,135	186,817,724
LVIP SSGA Moderate Structured Allocation Fund Standard Class	15,014	12.29	184,452	189,982
LVIP SSGA Moderate Structured Allocation Fund Service Class	62,386,886	12.28	766,110,954	725,786,923
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	12,386,157	13.29	164,624,406	149,482,048
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	51,239	12.57	643,916	622,257
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	33,172,819	12.56	416,650,615	389,518,759
LVIP SSGA S&P 500 Index Fund Standard Class	2,477,464	15.56	38,554,290	31,983,898
LVIP SSGA S&P 500 Index Fund Service Class	58,617,646	15.56	912,090,578	675,096,169
LVIP SSGA Small-Cap Index Fund Standard Class	109,005	28.75	3,134,208	2,799,401
LVIP SSGA Small-Cap Index Fund Service Class	9,584,820	28.74	275,477,296	208,620,762
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	11,351	11.78	133,715	128,512
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	22,789,391	11.78	268,413,455	252,202,856
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	153,881	14.16	2,179,415	2,177,028
LVIP SSGA Small-Mid Cap 200 Fund Service Class	9,362,458	14.15	132,478,785	118,601,090
LVIP T. Rowe Price Growth Stock Fund Standard Class	20,614	33.21	684,512	654,015
LVIP T. Rowe Price Growth Stock Fund Service Class	7,178,447	32.58	233,888,168	189,813,420
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	135,863	21.51	2,922,412	2,437,919
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	5,616,825	20.80	116,824,342	104,279,403
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,428	9.77	33,485	33,544
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	59,806,960	9.77	584,254,189	574,937,985
LVIP Vanguard Domestic Equity ETF Fund Standard Class	38,745	15.89	615,650	507,871
LVIP Vanguard Domestic Equity ETF Fund Service Class	8,553,607	15.88	135,839,839	113,152,470
LVIP Vanguard International Equity ETF Fund Standard Class	78,083	9.21	718,906	738,892
LVIP Vanguard International Equity ETF Fund Service Class	8,224,759	9.21	75,708,903	78,164,539
LVIP Wellington Capital Growth Fund Service Class	8,332,780	35.24	293,680,507	239,747,107
LVIP Wellington Mid-Cap Value Fund Standard Class	10,056	25.20	253,406	244,609
LVIP Wellington Mid-Cap Value Fund Service Class	3,403,533	25.12	85,510,372	66,021,988
MFS VIT Growth Series Initial Class	82,073	38.76	3,181,142	2,460,570
MFS VIT Growth Series Service Class	2,108,289	37.57	79,208,402	76,038,714

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
MFS VIT Total Return Series Initial Class	326,848	$23.18	$7,576,327	$7,622,419
MFS VIT Total Return Series Service Class	1,322,941	22.81	30,176,277	30,254,260
MFS VIT Utilities Series Initial Class	270,618	26.81	7,255,273	6,727,758
MFS VIT Utilities Series Service Class	7,412,833	26.37	195,476,411	204,075,543
MFS VIT II Core Equity Portfolio Service Class	102,698	21.47	2,204,919	2,355,853
MFS VIT II International Value Series Initial Class	14,347	22.57	323,811	330,533
MFS VIT II International Value Series Service Class	782,615	22.23	17,397,539	17,608,650
Morgan Stanley UIF Growth Portfolio Class II	66,834	23.66	1,581,301	1,537,403
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	1,667,727	16.91	28,201,257	23,751,308
Oppenheimer Global Fund/VA Service Shares	224,126	34.64	7,763,708	7,107,978
Oppenheimer International Growth Fund/VA Non-Service Shares	256,169	2.08	532,832	584,779
Oppenheimer International Growth Fund/VA Service Shares	3,940,557	2.16	8,511,604	9,074,832
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	19,968	24.08	480,841	473,383
Oppenheimer Main Street Small Cap Fund/VA Service Shares	335,020	23.75	7,956,717	7,642,921
PIMCO VIT All Asset All Authority Portfolio Advisor Class	203,684	8.41	1,712,984	1,763,327
PIMCO VIT All Asset All Authority Portfolio Institutional Class	11,665	8.42	98,217	100,206
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	1,622,981	7.95	12,902,695	17,175,354
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	3,870	7.84	30,338	31,176
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	232,647	12.58	2,926,698	2,957,957
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	1,873	12.58	23,566	23,679
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	344,988	10.21	3,522,330	3,519,803
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	3,264	10.21	33,326	33,024
Putnam VT Absolute Return 500 Fund Class IB	217,155	10.03	2,178,060	2,245,204
Putnam VT Global Health Care Fund Class IA	1,193	16.10	19,211	23,258
Putnam VT Global Health Care Fund Class IB	520,875	15.68	8,167,321	8,973,773
Putnam VT Growth & Income Fund Class IB	46,980	25.99	1,221,023	961,261
Putnam VT Income Fund Class IB	369,353	10.90	4,025,949	4,108,586
SIPT VP Market Growth Strategy Fund Class III	177,249	9.93	1,760,083	1,804,598
SIPT VP Market Plus Strategy Fund Class III	177,634	10.06	1,787,003	1,890,430
Templeton Foreign VIP Fund Class 1	1,497	13.89	20,789	24,239
Templeton Foreign VIP Fund Class 4	183,630	13.71	2,517,569	2,567,593
Templeton Global Bond VIP Fund Class 1	91,357	16.85	1,539,363	1,620,974
Templeton Global Bond VIP Fund Class 2	21,840,233	16.25	354,903,793	377,429,261
Templeton Global Bond VIP Fund Class 4	1,079,692	16.63	17,955,277	18,115,540
Templeton Growth VIP Fund Class 2	2,160,222	13.70	29,595,043	27,932,606
UIF Global Infrastructure Portfolio Class I	10,025	7.53	75,484	86,217
UIF Global Infrastructure Portfolio Class II	790,010	7.49	5,917,174	6,325,852
VanEck VIP Global Hard Assets Fund Class S Shares	130,140	23.33	3,036,171	2,790,658
VanEck VIP Global Hard Assets Fund Initial Class Shares	12,390	24.14	299,099	318,621
Virtus Equity Trend Series Class A	105,466	11.27	1,188,608	1,325,660
Virtus Multi-Sector Fixed Income Series Class A	1,134,277	9.14	10,367,290	10,510,779
Virtus Multi-Sector Fixed Income Series Class I	1,456	9.13	13,293	13,272

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2016, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	136,987	(491,164)	(354,177)
AB VPS International Value Portfolio Class B	907	(1,247)	(340)
AB VPS Large Cap Growth Portfolio Class B	46,578	(120,991)	(74,413)
AB VPS Small/Mid Cap Value Portfolio Class A	24,047	(839)	23,208
AB VPS Small/Mid Cap Value Portfolio Class B	434,082	(890,413)	(456,331)
Alps|Alerian Energy Infrastructure Portfolio Class I	1,154	(2,751)	(1,597)
Alps|Alerian Energy Infrastructure Portfolio Class III	369,292	(124,407)	244,885
Alps|Red Rocks Listed Private Equity Portfolio Class I	28,169	(25,464)	2,705
Alps|Red Rocks Listed Private Equity Portfolio Class III	234,654	(51,956)	182,698
Alps|Stadion Tactical Defensive Portfolio Class I	4,406	—	4,406
Alps|Stadion Tactical Defensive Portfolio Class III	120,733	(247,810)	(127,077)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Alps|Stadion Tactical Growth Portfolio Class III	306,474	(61,623)	244,851
American Century VP Balanced Fund Class II	1,869,393	(108,114)	1,761,279
American Century VP Inflation Protection Fund Class II	2,315	(32)	2,283
American Funds Asset Allocation Fund Class 1	693,252	(32,919)	660,333
American Funds Asset Allocation Fund Class 4	3,810,298	(434,092)	3,376,206
American Funds Blue Chip Income and Growth Fund Class 1	52,580	(20,499)	32,081
American Funds Blue Chip Income and Growth Fund Class 4	920,827	(267,558)	653,269
American Funds Bond Fund Class 1	196,358	(91,766)	104,592
American Funds Capital Income Builder Fund Class 1	57,507	(3,152)	54,355
American Funds Capital Income Builder Fund Class 4	1,653,341	(289,366)	1,363,975
American Funds Global Balanced Fund Class 1	25,894	(7,737)	18,157
American Funds Global Bond Fund Class 1	57,559	(18,359)	39,200
American Funds Global Growth Fund Class 1	22,649	(5,419)	17,230
American Funds Global Growth Fund Class 2	615,016	(1,665,455)	(1,050,439)
American Funds Global Growth Fund Class 4	779,760	(413,362)	366,398
American Funds Global Growth and Income Fund Class 1	43,656	(2,962)	40,694
American Funds Global Small Capitalization Fund Class 1	35,251	(6,581)	28,670
American Funds Global Small Capitalization Fund Class 2	731,339	(2,282,230)	(1,550,891)
American Funds Global Small Capitalization Fund Class 4	239,457	(183,386)	56,071
American Funds Growth Fund Class 1	111,856	(21,417)	90,439
American Funds Growth Fund Class 2	579,794	(7,685,020)	(7,105,226)
American Funds Growth Fund Class 4	2,065,190	(405,421)	1,659,769
American Funds Growth-Income Fund Class 1	58,566	(10,319)	48,247
American Funds Growth-Income Fund Class 2	884,332	(9,983,549)	(9,099,217)
American Funds Growth-Income Fund Class 4	1,331,300	(293,713)	1,037,587
American Funds High-Income Bond Fund Class 1	26,649	(5,813)	20,836
American Funds International Fund Class 1	104,621	(79,485)	25,136
American Funds International Fund Class 2	1,290,896	(4,289,068)	(2,998,172)
American Funds International Fund Class 4	723,484	(238,585)	484,899
American Funds International Growth and Income Fund Class 1	10,660	(19,380)	(8,720)
American Funds Managed Risk Asset Allocation Fund Class P1	29,017	(9,057)	19,960
American Funds Managed Risk Asset Allocation Fund Class P2	3,042,360	(202,663)	2,839,697
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	5,762	(485)	5,277
American Funds Managed Risk Growth Fund Class P1	8,345	(19)	8,326
American Funds Managed Risk Growth-Income Fund Class P1	77	(155)	(78)
American Funds Managed Risk International Fund Class P1	4,563	(5,737)	(1,174)
American Funds Mortgage Fund Class 1	18,377	(7,395)	10,982
American Funds Mortgage Fund Class 4	456,019	(476,477)	(20,458)
American Funds New World Fund Class 1	94,771	(15,369)	79,402
American Funds New World Fund Class 4	721,918	(234,454)	487,464
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	12,915	(2,129)	10,786
BlackRock Global Allocation V.I. Fund Class I	87,328	(34,058)	53,270
BlackRock Global Allocation V.I. Fund Class III	2,087,321	(9,480,078)	(7,392,757)
BlackRock iShares Alternative Strategies V.I. Fund Class I	1,050	(119)	931
BlackRock iShares Alternative Strategies V.I. Fund Class III	312,713	(28,796)	283,917
Catalyst Dividend Capture VA Fund	25,990	(16,606)	9,384
ClearBridge Variable Aggressive Growth Portfolio Class I	2,343	(1,592)	751
ClearBridge Variable Aggressive Growth Portfolio Class II	407,243	(282,922)	124,321
ClearBridge Variable Mid Cap Portfolio Class I	14,292	(3,939)	10,353
ClearBridge Variable Mid Cap Portfolio Class II	574,885	(314,876)	260,009
Delaware VIP Diversified Income Series Standard Class	146,040	(41,359)	104,681
Delaware VIP Diversified Income Series Service Class	8,403,702	(5,218,205)	3,185,497
Delaware VIP Emerging Markets Series Standard Class	27,830	(86)	27,744
Delaware VIP Emerging Markets Series Service Class	930,833	(2,987,967)	(2,057,134)
Delaware VIP High Yield Series Standard Class	126,806	(46,699)	80,107
Delaware VIP High Yield Series Service Class	806,325	(1,667,785)	(861,460)
Delaware VIP International Value Equity Series Standard Class	30	(1,950)	(1,920)
Delaware VIP Limited-Term Diversified Income Series Standard Class	10,764	(13,416)	(2,652)
Delaware VIP Limited-Term Diversified Income Series Service Class	5,120,151	(9,823,959)	(4,703,808)
Delaware VIP REIT Series Standard Class	36,335	(41,248)	(4,913)
Delaware VIP REIT Series Service Class	872,975	(643,797)	229,178
Delaware VIP Small Cap Value Series Standard Class	21,400	(29,229)	(7,829)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP Small Cap Value Series Service Class	779,017	(1,582,772)	(803,755)
Delaware VIP Smid Cap Growth Series Standard Class	5,076	(30,361)	(25,285)
Delaware VIP Smid Cap Growth Series Service Class	587,899	(723,954)	(136,055)
Delaware VIP U.S. Growth Series Service Class	660,947	(1,611,170)	(950,223)
Delaware VIP Value Series Standard Class	43,741	(32,716)	11,025
Delaware VIP Value Series Service Class	2,195,701	(1,243,543)	952,158
Deutsche Alternative Asset Allocation VIP Portfolio Class A	13,603	(9,113)	4,490
Deutsche Alternative Asset Allocation VIP Portfolio Class B	279,735	(475,927)	(196,192)
Deutsche Equity 500 Index VIP Portfolio Class A	1,686	(50,031)	(48,345)
Deutsche Small Cap Index VIP Portfolio Class A	2,477	(20,257)	(17,780)
Eaton Vance VT Floating-Rate Income Fund Initial Class	753,102	(344,226)	408,876
Eaton Vance VT Floating-Rate Income Fund ADV Class	15,785	(16,330)	(545)
Fidelity VIP Contrafund Portfolio Initial Class	87,989	(484)	87,505
Fidelity VIP Contrafund Portfolio Service Class 2	763,150	(4,280,613)	(3,517,463)
Fidelity VIP Equity-Income Portfolio Service Class 2	460	(460)	—
Fidelity VIP Growth Portfolio Initial Class	12,103	(74,783)	(62,680)
Fidelity VIP Growth Portfolio Service Class 2	1,067,786	(1,265,655)	(197,869)
Fidelity VIP Mid Cap Portfolio Initial Class	48,367	(10,386)	37,981
Fidelity VIP Mid Cap Portfolio Service Class 2	1,237,223	(2,803,688)	(1,566,465)
Fidelity VIP Overseas Portfolio Service Class 2	1,053	(1,053)	—
Fidelity VIP Strategic Income Portfolio Initial Class	27,495	(748)	26,747
Fidelity VIP Strategic Income Portfolio Service Class 2	668,412	(92,428)	575,984
First Trust Dorsey Wright Tactical Core Portfolio Class I	514,695	(318,113)	196,582
First Trust Multi Income Allocation Portfolio Class I	221,638	(38,428)	183,210
First Trust Multi Income Allocation Portfolio Class II	4,551	—	4,551
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	716,335	(112,931)	603,404
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	7	(47)	(40)
Franklin Founding Funds Allocation VIP Fund Class 4	225,740	(35,287)	190,453
Franklin Income VIP Fund Class 1	3,935	(72)	3,863
Franklin Income VIP Fund Class 2	1,720,941	(4,465,415)	(2,744,474)
Franklin Income VIP Fund Class 4	813,116	(198,066)	615,050
Franklin Mutual Shares VIP Fund Class 1	54,848	(2,647)	52,201
Franklin Mutual Shares VIP Fund Class 2	683,513	(6,932,420)	(6,248,907)
Franklin Mutual Shares VIP Fund Class 4	211,321	(68,279)	143,042
Franklin Rising Dividends VIP Fund Class 1	18,569	(3,243)	15,326
Franklin Rising Dividends VIP Fund Class 4	685,700	(104,245)	581,455
Franklin Small Cap Value VIP Fund Class 1	2,633	(361)	2,272
Franklin Small Cap Value VIP Fund Class 4	298,153	(38,532)	259,621
Franklin Small-Mid Cap Growth VIP Fund Class 1	17,894	(51)	17,843
Franklin Small-Mid Cap Growth VIP Fund Class 2	2,270	(2,270)	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	159,950	(58,131)	101,819
Goldman Sachs VIT Large Cap Value Fund Service Shares	194,729	(944,514)	(749,785)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	473,055	(411,352)	61,703
Goldman Sachs VIT Government Money Market Fund Service Shares	6,277,338	(5,055,418)	1,221,920
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	107,624	(98,514)	9,110
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	4,075	(1,034)	3,041
Goldman Sachs VIT Strategic Income Fund Advisor Shares	238,823	(95,582)	143,241
Goldman Sachs VIT Strategic Income Fund Institutional Shares	2,530	(13)	2,517
Guggenheim Long Short Equity Fund	128,284	(136,512)	(8,228)
Guggenheim Multi-Hedge Strategies Fund	185,519	(117,764)	67,755
Hartford Capital Appreciation HLS Fund Class IA	—	(226)	(226)
Hartford Capital Appreciation HLS Fund Class IC	295,764	(79,361)	216,403
Invesco V.I. American Franchise Fund Series I	7,224	(19,141)	(11,917)
Invesco V.I. American Franchise Fund Series II	389	(9,444)	(9,055)
Invesco V.I. Balanced-Risk Allocation Fund Series I	1,470	(3,509)	(2,039)
Invesco V.I. Balanced-Risk Allocation Fund Series II	570,379	(112,448)	457,931
Invesco V.I. Comstock Fund Series I	3,764	(459)	3,305
Invesco V.I. Comstock Fund Series II	130,188	(41,032)	89,156
Invesco V.I. Core Equity Fund Series I	9,447	(61,373)	(51,926)
Invesco V.I. Core Equity Fund Series II	302	(17,832)	(17,530)
Invesco V.I. Diversified Dividend Fund Series I	2,729	(2,819)	(90)
Invesco V.I. Diversified Dividend Fund Series II	1,000,341	(164,045)	836,296

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	2,087	(594)	1,493
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	702,553	(217,695)	484,858
Invesco V.I. Equity and Income Fund Series I	1,542	(5)	1,537
Invesco V.I. Equity and Income Fund Series II	267,160	(52,187)	214,973
Invesco V.I. International Growth Fund Series I	5,607	(25,959)	(20,352)
Invesco V.I. International Growth Fund Series II	576,851	(112,115)	464,736
Ivy VIP Asset Strategy Portfolio	226,305	(307,707)	(81,402)
Ivy VIP Energy Portfolio	515,579	(268,552)	247,027
Ivy VIP High Income Portfolio	540,520	(153,297)	387,223
Ivy VIP Micro Cap Growth Portfolio	159,835	(30,388)	129,447
Ivy VIP Mid Cap Growth Portfolio	288,730	(149,555)	139,175
Ivy VIP Science and Technology Portfolio	464,905	(305,668)	159,237
Janus Aspen Balanced Portfolio Service Shares	72,490	(105,502)	(33,012)
Janus Aspen Enterprise Portfolio Service Shares	21,899	(17,914)	3,985
Janus Aspen Global Research Portfolio Service Shares	1,821	(7,506)	(5,685)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	212,247	(49,717)	162,530
JPMorgan Insurance Trust Income Builder Portfolio Class 2	104,086	(11,967)	92,119
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	7,088	(378)	6,710
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	334,064	(43,903)	290,161
Lord Abbett Bond Debenture Portfolio Class VC	631,757	(65,009)	566,748
Lord Abbett Developing Growth Portfolio Class VC	199,810	(112,401)	87,409
Lord Abbett Fundamental Equity Portfolio Class VC	9,219	(100,929)	(91,710)
Lord Abbett Short Duration Income Portfolio Class VC	800,698	(418,237)	382,461
LVIP American Balanced Allocation Fund Standard Class	289,196	(613,974)	(324,778)
LVIP American Balanced Allocation Fund Service Class	1,253,644	(102,268)	1,151,376
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	6,448,463	(802,610)	5,645,853
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	6,658	(546)	6,112
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	867,142	(130,083)	737,059
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	19,894	(42,002)	(22,108)
LVIP American Global Growth Allocation Managed Risk Fund Service Class	1,303,337	(395,413)	907,924
LVIP American Global Growth Fund Service Class II	1,106,000	(941,170)	164,830
LVIP American Global Small Capitalization Fund Service Class II	297,691	(652,686)	(354,995)
LVIP American Growth Allocation Fund Standard Class	71,288	(5,934)	65,354
LVIP American Growth Allocation Fund Service Class	747,853	(134,958)	612,895
LVIP American Growth Fund Service Class II	1,353,719	(1,225,366)	128,353
LVIP American Growth-Income Fund Service Class II	1,240,321	(1,002,513)	237,808
LVIP American Income Allocation Fund Standard Class	4,287	(47)	4,240
LVIP American International Fund Service Class II	604,819	(963,715)	(358,896)
LVIP American Preservation Fund Standard Class	7,886	(3,946)	3,940
LVIP American Preservation Fund Service Class	588,804	(184,360)	404,444
LVIP AQR Enhanced Global Strategies Fund Standard Class	6	(1,356)	(1,350)
LVIP AQR Enhanced Global Strategies Fund Service Class	20,265	(267,955)	(247,690)
LVIP Baron Growth Opportunities Fund Standard Class	13,099	(1,327)	11,772
LVIP Baron Growth Opportunities Fund Service Class	368,032	(1,508,437)	(1,140,405)
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	12,937	(893)	12,044
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	11,870,261	(1,332,403)	10,537,858
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	3,757	(21,527)	(17,770)
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	2,780,936	(30,403,349)	(27,622,413)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	2,545	(12,535)	(9,990)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	7,659,971	(7,878,064)	(218,093)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class	6,758,538	(102,251)	6,656,287
LVIP BlackRock Inflation Protected Bond Fund Standard Class	27,305	(11,107)	16,198
LVIP BlackRock Inflation Protected Bond Fund Service Class	5,204,215	(5,647,080)	(442,865)
LVIP BlackRock Multi-Asset Income Fund Standard Class	6,268	(4,062)	2,206
LVIP BlackRock Multi-Asset Income Fund Service Class	366,979	(102,908)	264,071
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class	11,633,966	(264,734)	11,369,232
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	15,389	(48,999)	(33,610)
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	1,488,371	(4,453,972)	(2,965,601)
LVIP Blended Core Equity Managed Volatility Fund Standard Class	24	(414)	(390)
LVIP Blended Core Equity Managed Volatility Fund Service Class	8,519,947	(553,785)	7,966,162
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	16,398	(15,328)	1,070
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	7,071,603	(852,905)	6,218,698

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Blended Mid Cap Managed Volatility Fund Standard Class	4,447	(11)	4,436
LVIP Blended Mid Cap Managed Volatility Fund Service Class	16,899,721	(1,323,914)	15,575,807
LVIP Clarion Global Real Estate Fund Standard Class	5,151	(3,761)	1,390
LVIP Clarion Global Real Estate Fund Service Class	856,923	(1,619,276)	(762,353)
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	3,645,792	(321,688)	3,324,104
LVIP Delaware Bond Fund Standard Class	117,175	(705,877)	(588,702)
LVIP Delaware Bond Fund Service Class	22,932,731	(7,701,473)	15,231,258
LVIP Delaware Diversified Floating Rate Fund Standard Class	44,401	(85,289)	(40,888)
LVIP Delaware Diversified Floating Rate Fund Service Class	5,572,849	(8,113,288)	(2,540,439)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	1,795	(31,174)	(29,379)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	179,331	(304,710)	(125,379)
LVIP Delaware Social Awareness Fund Standard Class	5,540	(50,621)	(45,081)
LVIP Delaware Social Awareness Fund Service Class	158,129	(422,065)	(263,936)
LVIP Delaware Special Opportunities Fund Service Class	433,190	(453,443)	(20,253)
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	11,899	(59,370)	(47,471)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	3,953,702	(1,787,259)	2,166,443
LVIP Dimensional International Core Equity Fund Standard Class	121,755	(284)	121,471
LVIP Dimensional International Core Equity Fund Service Class	756,431	(235,950)	520,481
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	75,545	(44,344)	31,201
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	778,230	(261,463)	516,767
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	91,353	(30,616)	60,737
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	1,261,467	(229,719)	1,031,748
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	34,280	(141,761)	(107,481)
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	7,080,812	(1,098,693)	5,982,119
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	208,104	(28,296)	179,808
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,493,899	(3,241,182)	6,252,717
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	9,445,890	(5,384,823)	4,061,067
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	38,975	(33,942)	5,033
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	1,019	(1,054)	(35)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	8,146,338	(583,363)	7,562,975
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	12,168	(8,798)	3,370
LVIP Global Conservative Allocation Managed Risk Fund Service Class	6,789,190	(8,578,965)	(1,789,775)
LVIP Global Growth Allocation Managed Risk Fund Standard Class	28	(9,181)	(9,153)
LVIP Global Growth Allocation Managed Risk Fund Service Class	15,549,587	(49,456,813)	(33,907,226)
LVIP Global Income Fund Standard Class	58,594	(223)	58,371
LVIP Global Income Fund Service Class	4,155,194	(3,883,410)	271,784
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	13,763	(8,747)	5,016
LVIP Global Moderate Allocation Managed Risk Fund Service Class	15,070,709	(34,967,265)	(19,896,556)
LVIP Goldman Sachs Income Builder Fund Standard Class	1,555	(747)	808
LVIP Goldman Sachs Income Builder Fund Service Class	201,832	(75,971)	125,861
LVIP Government Money Market Fund Standard Class	1,498,438	(1,703,461)	(205,023)
LVIP Government Money Market Fund Service Class	16,415,574	(18,412,390)	(1,996,816)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	12,733,476	(194,834)	12,538,642
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	337	(675)	(338)
LVIP Invesco Select Equity Managed Volatility Fund Service Class	2,021,367	(1,167,776)	853,591
LVIP JPMorgan High Yield Fund Standard Class	9,244	(206)	9,038
LVIP JPMorgan High Yield Fund Service Class	3,490,259	(2,699,092)	791,167
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	6,887	(5,111)	1,776
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	9,672,321	(828,679)	8,843,642
LVIP Managed Risk Profile 2010 Fund Service Class	63,051	(45,370)	17,681
LVIP Managed Risk Profile 2020 Fund Service Class	31,908	(91,536)	(59,628)
LVIP Managed Risk Profile 2030 Fund Service Class	20,490	(139,021)	(118,531)
LVIP Managed Risk Profile 2040 Fund Service Class	15,895	(172,372)	(156,477)
LVIP MFS International Growth Fund Standard Class	1,973	(1,062)	911
LVIP MFS International Growth Fund Service Class	1,242,272	(1,225,235)	17,037
LVIP MFS International Equity Managed Volatility Fund Service Class	4,936,132	(978,421)	3,957,711
LVIP MFS Value Fund Standard Class	3,221	(31)	3,190
LVIP MFS Value Fund Service Class	1,445,091	(4,351,013)	(2,905,922)
LVIP Mondrian International Value Fund Standard Class	22,587	(87,772)	(65,185)
LVIP Mondrian International Value Fund Service Class	1,002,914	(1,937,058)	(934,144)
LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class	19,155	—	19,155
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,030,600	(188,037)	842,563

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP PIMCO Low Duration Bond Fund Standard Class	339,142	(67,833)	271,309
LVIP PIMCO Low Duration Bond Fund Service Class	17,595,764	(4,201,251)	13,394,513
LVIP Select Core Equity Managed Volatility Fund Standard Class	16,582	(54,970)	(38,388)
LVIP Select Core Equity Managed Volatility Fund Service Class	3,167,009	(4,439,599)	(1,272,590)
LVIP SSGA Bond Index Fund Standard Class	36,841	(2,306)	34,535
LVIP SSGA Bond Index Fund Service Class	8,617,157	(5,512,816)	3,104,341
LVIP SSGA Conservative Index Allocation Fund Service Class	1,385,417	(1,171,555)	213,862
LVIP SSGA Conservative Structured Allocation Fund Standard Class	3,102	(3,938)	(836)
LVIP SSGA Conservative Structured Allocation Fund Service Class	1,839,366	(1,893,798)	(54,432)
LVIP SSGA Developed International 150 Fund Standard Class	9,461	(1,474)	7,987
LVIP SSGA Developed International 150 Fund Service Class	819,301	(1,793,782)	(974,481)
LVIP SSGA Emerging Markets 100 Fund Standard Class	19,102	(15,958)	3,144
LVIP SSGA Emerging Markets 100 Fund Service Class	1,350,400	(2,423,233)	(1,072,833)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	8,270	(5,738)	2,532
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	2,845,984	(7,963,394)	(5,117,410)
LVIP SSGA International Index Fund Standard Class	32,741	(27,516)	5,225
LVIP SSGA International Index Fund Service Class	2,292,494	(1,934,539)	357,955
LVIP SSGA International Managed Volatility Fund Standard Class	19,771	(2,454)	17,317
LVIP SSGA International Managed Volatility Fund Service Class	32,648,299	(934,293)	31,714,006
LVIP SSGA Large Cap 100 Fund Standard Class	35,465	(12,198)	23,267
LVIP SSGA Large Cap 100 Fund Service Class	610,617	(2,321,412)	(1,710,795)
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2	(4)	(2)
LVIP SSGA Large Cap Managed Volatility Fund Service Class	7,760,905	(542,171)	7,218,734
LVIP SSGA Moderate Index Allocation Fund Service Class	1,680,277	(1,370,028)	310,249
LVIP SSGA Moderate Structured Allocation Fund Standard Class	39	(14)	25
LVIP SSGA Moderate Structured Allocation Fund Service Class	1,751,153	(4,915,840)	(3,164,687)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	1,017,947	(1,171,251)	(153,304)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class	59,649	—	59,649
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	1,902,804	(3,454,924)	(1,552,120)
LVIP SSGA S&P 500 Index Fund Standard Class	341,653	(276,667)	64,986
LVIP SSGA S&P 500 Index Fund Service Class	3,395,205	(4,971,052)	(1,575,847)
LVIP SSGA Small-Cap Index Fund Standard Class	52,665	(31,101)	21,564
LVIP SSGA Small-Cap Index Fund Service Class	1,280,568	(2,855,490)	(1,574,922)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	2,128	(6,045)	(3,917)
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	7,252,374	(699,321)	6,553,053
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	20,292	(17,147)	3,145
LVIP SSGA Small-Mid Cap 200 Fund Service Class	574,490	(834,073)	(259,583)
LVIP T. Rowe Price Growth Stock Fund Standard Class	49,247	(3,271)	45,976
LVIP T. Rowe Price Growth Stock Fund Service Class	1,387,847	(2,902,125)	(1,514,278)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	18,386	(18,204)	182
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	478,679	(617,210)	(138,531)
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	46	(117)	(71)
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	35,795,444	(514,259)	35,281,185
LVIP Vanguard Domestic Equity ETF Fund Standard Class	17,707	(16,592)	1,115
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,895,949	(849,397)	1,046,552
LVIP Vanguard International Equity ETF Fund Standard Class	17,539	(15,271)	2,268
LVIP Vanguard International Equity ETF Fund Service Class	1,357,275	(636,917)	720,358
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	149	(9,176)	(9,027)
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	1,558,440	(8,616,998)	(7,058,558)
LVIP Wellington Capital Growth Fund Standard Class	506	(506)	—
LVIP Wellington Capital Growth Fund Service Class	789,399	(1,747,338)	(957,939)
LVIP Wellington Mid-Cap Value Fund Standard Class	22,294	—	22,294
LVIP Wellington Mid-Cap Value Fund Service Class	831,316	(655,083)	176,233
MFS VIT Growth Series Initial Class	7,005	(12,322)	(5,317)
MFS VIT Growth Series Service Class	968,847	(212,368)	756,479
MFS VIT Total Return Series Initial Class	364,452	(389,853)	(25,401)
MFS VIT Total Return Series Service Class	2,278,801	(384,131)	1,894,670
MFS VIT Utilities Series Initial Class	7,083	(40,503)	(33,420)
MFS VIT Utilities Series Service Class	773,097	(1,148,762)	(375,665)
MFS VIT II Core Equity Portfolio Service Class	297	(15,526)	(15,229)
MFS VIT II International Value Series Initial Class	17,544	(2,567)	14,977
MFS VIT II International Value Series Service Class	801,738	(175,357)	626,381

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Morgan Stanley UIF Growth Portfolio Class II	10,059	(13,647)	(3,588)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	503	(503)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	40,335	(215,622)	(175,287)
Oppenheimer Global Fund/VA Service Shares	36,709	(43,321)	(6,612)
Oppenheimer International Growth Fund/VA Non-Service Shares	5,018	(5,903)	(885)
Oppenheimer International Growth Fund/VA Service Shares	444,633	(126,082)	318,551
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	36,962	(1,204)	35,758
Oppenheimer Main Street Small Cap Fund/VA Service Shares	288,018	(50,625)	237,393
PIMCO VIT All Asset All Authority Portfolio Advisor Class	134,544	(54,849)	79,695
PIMCO VIT All Asset All Authority Portfolio Institutional Class	57	(13,377)	(13,320)
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	622,354	(384,925)	237,429
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	14	(379)	(365)
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	257,694	(127,033)	130,661
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	1,562	(39)	1,523
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	152,456	(74,904)	77,552
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	1,265	(274)	991
Putnam VT Absolute Return 500 Fund Class IA	2,594	(3,537)	(943)
Putnam VT Absolute Return 500 Fund Class IB	61,119	(82,394)	(21,275)
Putnam VT Global Health Care Fund Class IA	1,185	(971)	214
Putnam VT Global Health Care Fund Class IB	357,622	(324,771)	32,851
Putnam VT Growth & Income Fund Class IB	928	(10,080)	(9,152)
Putnam VT Income Fund Class IB	226,198	(22,566)	203,632
SIPT VP Market Growth Strategy Fund Class III	105,085	(14,448)	90,637
SIPT VP Market Plus Strategy Fund Class III	32,854	(9,216)	23,638
Templeton Foreign VIP Fund Class 1	105	(84)	21
Templeton Foreign VIP Fund Class 4	223,136	(115,044)	108,092
Templeton Global Bond VIP Fund Class 1	10,718	(16,693)	(5,975)
Templeton Global Bond VIP Fund Class 2	622,887	(3,302,269)	(2,679,382)
Templeton Global Bond VIP Fund Class 4	784,925	(272,185)	512,740
Templeton Growth VIP Fund Class 2	141,762	(359,542)	(217,780)
Transparent Value Directional Allocation VI Portfolio Class I	4	(3,438)	(3,434)
Transparent Value Directional Allocation VI Portfolio Class II	20,391	(833,523)	(813,132)
UIF Global Infrastructure Portfolio Class I	2,850	(534)	2,316
UIF Global Infrastructure Portfolio Class II	300,737	(78,119)	222,618
VanEck VIP Global Hard Assets Fund Class S Shares	303,626	(121,705)	181,921
VanEck VIP Global Hard Assets Fund Initial Class Shares	12	(3,465)	(3,453)
Virtus Equity Trend Series Class A	19,474	(262,721)	(243,247)
Virtus Multi-Sector Fixed Income Series Class A	474,176	(124,090)	350,086

The change in units outstanding for the year ended December 31, 2015, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio Class B	560,327	(777,059)	(216,732)
AB VPS Growth and Income Portfolio Class B	4,542	(4,542)	—
AB VPS International Value Portfolio Class B	10,585	(10,597)	(12)
AB VPS Large Cap Growth Portfolio Class B	73,207	(149,315)	(76,108)
AB VPS Small/Mid Cap Value Portfolio Class A	2,728	(364)	2,364
AB VPS Small/Mid Cap Value Portfolio Class B	363,678	(804,222)	(440,544)
Alps|Alerian Energy Infrastructure Portfolio Class I	40,458	(23,502)	16,956
Alps|Alerian Energy Infrastructure Portfolio Class III	302,279	(110,014)	192,265
Alps|Red Rocks Listed Private Equity Portfolio Class III	386,045	(12,414)	373,631
Alps|Stadion Tactical Defensive Portfolio Class I	12,257	(19,136)	(6,879)
Alps|Stadion Tactical Defensive Portfolio Class III	579,984	(86,445)	493,539
Alps|Stadion Tactical Growth Portfolio Class III	153,364	(7,736)	145,628
American Century VP Inflation Protection Fund Class II	2,762	(2,762)	—
American Funds Asset Allocation Fund Class 1	231,363	(28,197)	203,166
American Funds Asset Allocation Fund Class 4	4,105,080	(71,419)	4,033,661
American Funds Blue Chip Income and Growth Fund Class 1	21,044	(6,181)	14,863
American Funds Blue Chip Income and Growth Fund Class 4	761,930	(79,611)	682,319
American Funds Bond Fund Class 1	52,624	(17,443)	35,181

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds Capital Income Builder Fund Class 1	39,098	(14,775)	24,323
American Funds Capital Income Builder Fund Class 4	1,072,259	(57,508)	1,014,751
American Funds Global Balanced Fund Class 1	462	(2,621)	(2,159)
American Funds Global Bond Fund Class 1	34,065	(12,784)	21,281
American Funds Global Growth Fund Class 1	59,676	(9,534)	50,142
American Funds Global Growth Fund Class 2	838,530	(1,604,039)	(765,509)
American Funds Global Growth Fund Class 4	1,111,257	(77,658)	1,033,599
American Funds Global Growth and Income Fund Class 1	25,382	(3,279)	22,103
American Funds Global Small Capitalization Fund Class 1	7,158	(2,469)	4,689
American Funds Global Small Capitalization Fund Class 2	1,069,097	(2,813,045)	(1,743,948)
American Funds Global Small Capitalization Fund Class 4	373,882	(33,970)	339,912
American Funds Growth Fund Class 1	51,223	(21,474)	29,749
American Funds Growth Fund Class 2	68,259	(10,866,421)	(10,798,162)
American Funds Growth Fund Class 4	2,045,926	(115,829)	1,930,097
American Funds Growth-Income Fund Class 1	26,620	(18,227)	8,393
American Funds Growth-Income Fund Class 2	741,999	(11,343,612)	(10,601,613)
American Funds Growth-Income Fund Class 4	1,642,533	(138,296)	1,504,237
American Funds High-Income Bond Fund Class 1	20,240	(3,464)	16,776
American Funds International Fund Class 1	106,017	(5,885)	100,132
American Funds International Fund Class 2	2,186,893	(3,251,553)	(1,064,660)
American Funds International Fund Class 4	941,544	(52,876)	888,668
American Funds International Growth and Income Fund Class 1	15,726	(10,111)	5,615
American Funds Managed Risk Asset Allocation Fund Class P1	26,053	(13,820)	12,233
American Funds Managed Risk Asset Allocation Fund Class P2	2,170,569	(88,894)	2,081,675
American Funds Managed Risk Blue Chip Income and Growth Fund Class P1	140	(1,901)	(1,761)
American Funds Managed Risk Growth Fund Class P1	—	(4,286)	(4,286)
American Funds Managed Risk Growth-Income Fund Class P1	38	(188)	(150)
American Funds Managed Risk International Fund Class P1	4,547	—	4,547
American Funds Mortgage Fund Class 1	3,576	(6,336)	(2,760)
American Funds Mortgage Fund Class 4	554,217	(88,305)	465,912
American Funds New World Fund Class 1	63,675	(11,665)	52,010
American Funds New World Fund Class 4	963,909	(62,148)	901,761
American Funds U.S. Government/AAA-Rated Securities Fund Class 1	5,888	(11,678)	(5,790)
BlackRock Global Allocation V.I. Fund Class I	130,924	(14,824)	116,100
BlackRock Global Allocation V.I. Fund Class III	2,132,510	(7,961,081)	(5,828,571)
BlackRock iShares Alternative Strategies V.I. Fund Class III	55,585	(650)	54,935
Catalyst Dividend Capture VA Fund	3,721	(14,801)	(11,080)
ClearBridge Variable Aggressive Growth Portfolio Class I	5,236	(5,670)	(434)
ClearBridge Variable Aggressive Growth Portfolio Class II	1,401,674	(180,412)	1,221,262
ClearBridge Variable Mid Cap Portfolio Class I	18,551	(2,445)	16,106
ClearBridge Variable Mid Cap Portfolio Class II	1,449,830	(1,180,663)	269,167
Delaware VIP Diversified Income Series Standard Class	187,517	(23,011)	164,506
Delaware VIP Diversified Income Series Service Class	10,234,044	(6,180,499)	4,053,545
Delaware VIP Emerging Markets Series Standard Class	183	(530)	(347)
Delaware VIP Emerging Markets Series Service Class	2,200,221	(1,882,091)	318,130
Delaware VIP High Yield Series Standard Class	186,809	(222,122)	(35,313)
Delaware VIP High Yield Series Service Class	779,717	(2,140,047)	(1,360,330)
Delaware VIP International Value Equity Series Standard Class	5,071	(5,405)	(334)
Delaware VIP Limited-Term Diversified Income Series Standard Class	11,734	(21,101)	(9,367)
Delaware VIP Limited-Term Diversified Income Series Service Class	6,593,143	(8,572,022)	(1,978,879)
Delaware VIP REIT Series Standard Class	15,170	(58,686)	(43,516)
Delaware VIP REIT Series Service Class	793,129	(1,349,231)	(556,102)
Delaware VIP Small Cap Value Series Standard Class	5,216	(20,519)	(15,303)
Delaware VIP Small Cap Value Series Service Class	603,353	(1,695,731)	(1,092,378)
Delaware VIP Smid Cap Growth Series Standard Class	9,068	(31,238)	(22,170)
Delaware VIP Smid Cap Growth Series Service Class	1,101,599	(549,518)	552,081
Delaware VIP U.S. Growth Series Service Class	927,547	(1,844,115)	(916,568)
Delaware VIP Value Series Standard Class	10,997	(44,835)	(33,838)
Delaware VIP Value Series Service Class	1,230,171	(2,059,711)	(829,540)
Deutsche Alternative Asset Allocation VIP Portfolio Class A	14,928	(3,758)	11,170
Deutsche Alternative Asset Allocation VIP Portfolio Class B	621,718	(395,528)	226,190
Deutsche Equity 500 Index VIP Portfolio Class A	23,566	(61,272)	(37,706)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Deutsche Small Cap Index VIP Portfolio Class A	2,860	(25,539)	(22,679)
Eaton Vance VT Floating-Rate Income Fund Initial Class	622,259	(66,972)	555,287
Eaton Vance VT Floating-Rate Income Fund ADV Class	180,830	(16,703)	164,127
Fidelity VIP Contrafund Portfolio Initial Class	14,955	(139)	14,816
Fidelity VIP Contrafund Portfolio Service Class 2	922,469	(3,884,202)	(2,961,733)
Fidelity VIP Growth Portfolio Initial Class	7,433	(36,209)	(28,776)
Fidelity VIP Growth Portfolio Service Class 2	1,132,187	(1,108,901)	23,286
Fidelity VIP Mid Cap Portfolio Initial Class	6,281	(1,285)	4,996
Fidelity VIP Mid Cap Portfolio Service Class 2	984,200	(2,741,629)	(1,757,429)
Fidelity VIP Overseas Portfolio Service Class 2	3,688	(3,688)	—
Fidelity VIP Strategic Income Portfolio Initial Class	17,775	—	17,775
Fidelity VIP Strategic Income Portfolio Service Class 2	222,350	(21,175)	201,175
First Trust Multi Income Allocation Portfolio Class I	308,818	(55,159)	253,659
First Trust Multi Income Allocation Portfolio Class II	290	(290)	—
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class I	792,544	(93,158)	699,386
First Trust/Dow Jones Dividend & Income Allocation Portfolio Class II	554	—	554
Franklin Founding Funds Allocation VIP Fund Class 4	337,227	(568,450)	(231,223)
Franklin Income VIP Fund Class 1	6,237	—	6,237
Franklin Income VIP Fund Class 2	1,966,570	(4,849,720)	(2,883,150)
Franklin Income VIP Fund Class 4	1,321,631	(249,862)	1,071,769
Franklin Mutual Shares VIP Fund Class 1	4,443	(34)	4,409
Franklin Mutual Shares VIP Fund Class 2	1,591,544	(5,033,007)	(3,441,463)
Franklin Mutual Shares VIP Fund Class 4	321,722	(41,570)	280,152
Franklin Rising Dividends VIP Fund Class 1	36,048	(4,641)	31,407
Franklin Rising Dividends VIP Fund Class 4	614,584	(50,009)	564,575
Franklin Small Cap Value VIP Fund Class 1	1,917	(389)	1,528
Franklin Small Cap Value VIP Fund Class 4	206,893	(24,831)	182,062
Franklin Small-Mid Cap Growth VIP Fund Class 1	506	(7)	499
Franklin Small-Mid Cap Growth VIP Fund Class 2	2,135	(2,135)	—
Franklin Small-Mid Cap Growth VIP Fund Class 4	235,713	(90,722)	144,991
Goldman Sachs VIT Large Cap Value Fund Service Shares	248,592	(710,741)	(462,149)
Goldman Sachs VIT Government Money Market Fund Institutional Shares	260,005	(209,690)	50,315
Goldman Sachs VIT Government Money Market Fund Service Shares	6,128,819	(3,158,222)	2,970,597
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Advisor Shares	305,625	(110,385)	195,240
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio Institutional Shares	176	(85)	91
Goldman Sachs VIT Strategic Income Fund Advisor Shares	384,245	(64,683)	319,562
Guggenheim Long Short Equity Fund	365,159	(65,904)	299,255
Guggenheim Multi-Hedge Strategies Fund	346,439	(59,206)	287,233
Hartford Capital Appreciation HLS Fund Class IA	2,871	(14)	2,857
Hartford Capital Appreciation HLS Fund Class IC	545,724	(106,634)	439,090
Invesco V.I. American Franchise Fund Series I	2,310	(19,846)	(17,536)
Invesco V.I. American Franchise Fund Series II	29,746	(14,966)	14,780
Invesco V.I. Balanced-Risk Allocation Fund Series I	2,749	(191)	2,558
Invesco V.I. Balanced-Risk Allocation Fund Series II	533,449	(43,070)	490,379
Invesco V.I. Comstock Fund Series I	7,722	(57)	7,665
Invesco V.I. Comstock Fund Series II	175,088	(51,600)	123,488
Invesco V.I. Core Equity Fund Series I	8,552	(77,905)	(69,353)
Invesco V.I. Core Equity Fund Series II	2,362	(25,655)	(23,293)
Invesco V.I. Diversified Dividend Fund Series I	1,076	(297)	779
Invesco V.I. Diversified Dividend Fund Series II	460,875	(26,542)	434,333
Invesco V.I. Equally-Weighted S&P 500 Fund Series I	895	(1)	894
Invesco V.I. Equally-Weighted S&P 500 Fund Series II	752,217	(37,242)	714,975
Invesco V.I. Equity and Income Fund Series II	478,046	(158,071)	319,975
Invesco V.I. International Growth Fund Series I	27,535	(20,701)	6,834
Invesco V.I. International Growth Fund Series II	941,975	(144,642)	797,333
Ivy VIP Asset Strategy Portfolio	804,469	(130,503)	673,966
Ivy VIP Energy Portfolio	618,588	(89,257)	529,331
Ivy VIP High Income Portfolio	648,703	(48,553)	600,150
Ivy VIP Micro Cap Growth Portfolio	141,124	(19,461)	121,663
Ivy VIP Mid Cap Growth Portfolio	261,545	(26,467)	235,078
Ivy VIP Science and Technology Portfolio	816,504	(31,114)	785,390
Janus Aspen Balanced Portfolio Service Shares	26,306	(161,587)	(135,281)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Aspen Enterprise Portfolio Service Shares	25,484	(32,277)	(6,793)
Janus Aspen Global Research Portfolio Service Shares	2,318	(12,705)	(10,387)
JPMorgan Insurance Trust Global Allocation Portfolio Class 2	230,357	(19,182)	211,175
JPMorgan Insurance Trust Income Builder Portfolio Class 2	26,597	(36)	26,561
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 1	1,799	(28)	1,771
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Class 2	478,320	(80,886)	397,434
LVIP American Balanced Allocation Fund Standard Class	78,334	(40,173)	38,161
LVIP American Balanced Allocation Fund Service Class	1,082,325	(94,498)	987,827
LVIP American Century Select Mid Cap Managed Volatility Fund Service Class	8,251,831	(1,660,387)	6,591,444
LVIP American Global Balanced Allocation Managed Risk Fund Standard Class	2,501	(499)	2,002
LVIP American Global Balanced Allocation Managed Risk Fund Service Class	1,196,753	(111,675)	1,085,078
LVIP American Global Growth Allocation Managed Risk Fund Standard Class	32,673	(26,033)	6,640
LVIP American Global Growth Allocation Managed Risk Fund Service Class	3,955,684	(187,069)	3,768,615
LVIP American Global Growth Fund Service Class II	1,643,043	(418,937)	1,224,106
LVIP American Global Small Capitalization Fund Service Class II	740,713	(592,395)	148,318
LVIP American Growth Allocation Fund Standard Class	68,891	(27,600)	41,291
LVIP American Growth Allocation Fund Service Class	1,038,308	(21,640)	1,016,668
LVIP American Growth Fund Service Class II	1,332,185	(1,129,708)	202,477
LVIP American Growth-Income Fund Service Class II	1,905,984	(662,361)	1,243,623
LVIP American Income Allocation Fund Standard Class	10	(20)	(10)
LVIP American International Fund Service Class II	1,111,698	(495,237)	616,461
LVIP American Preservation Fund Standard Class	720	(5,449)	(4,729)
LVIP American Preservation Fund Service Class	589,992	(264,887)	325,105
LVIP AQR Enhanced Global Strategies Fund Standard Class	4	(83)	(79)
LVIP AQR Enhanced Global Strategies Fund Service Class	129,529	(7,798)	121,731
LVIP Baron Growth Opportunities Fund Standard Class	45	(1,095)	(1,050)
LVIP Baron Growth Opportunities Fund Service Class	969,120	(919,302)	49,818
LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class	1,209	(13,056)	(11,847)
LVIP BlackRock Dividend Value Managed Volatility Fund Service Class	10,861,928	(825,321)	10,036,607
LVIP BlackRock Emerging Markets Managed Volatility Fund Standard Class	8,648	(4,054)	4,594
LVIP BlackRock Emerging Markets Managed Volatility Fund Service Class	9,936,690	(327,863)	9,608,827
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Standard Class	2,434	(4,759)	(2,325)
LVIP BlackRock Global Allocation V.I. Managed Risk Fund Service Class	24,210,536	(3,293,528)	20,917,008
LVIP BlackRock Inflation Protected Bond Fund Standard Class	30,567	(14,795)	15,772
LVIP BlackRock Inflation Protected Bond Fund Service Class	4,794,481	(5,971,672)	(1,177,191)
LVIP BlackRock Multi-Asset Income Fund Standard Class	49,576	(47,299)	2,277
LVIP BlackRock Multi-Asset Income Fund Service Class	293,791	(12,488)	281,303
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Standard Class	33,610	—	33,610
LVIP BlackRock U.S. Opportunities Managed Volatility Fund Service Class	3,014,003	(48,402)	2,965,601
LVIP Blended Core Equity Managed Volatility Fund Standard Class	1,009	(379)	630
LVIP Blended Core Equity Managed Volatility Fund Service Class	7,142,683	(528,062)	6,614,621
LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class	21,226	(15,169)	6,057
LVIP Blended Large Cap Growth Managed Volatility Fund Service Class	7,913,563	(227,502)	7,686,061
LVIP Blended Mid Cap Managed Volatility Fund Service Class	6,969,952	(1,616,824)	5,353,128
LVIP Clarion Global Real Estate Fund Standard Class	2,440	(475)	1,965
LVIP Clarion Global Real Estate Fund Service Class	1,908,290	(1,617,454)	290,836
LVIP ClearBridge Large Cap Managed Volatility Fund Service Class	5,502,661	(12,675)	5,489,986
LVIP Delaware Bond Fund Standard Class	213,211	(801,932)	(588,721)
LVIP Delaware Bond Fund Service Class	20,876,428	(5,110,693)	15,765,735
LVIP Delaware Diversified Floating Rate Fund Standard Class	69,938	(21,901)	48,037
LVIP Delaware Diversified Floating Rate Fund Service Class	6,942,974	(7,885,006)	(942,032)
LVIP Delaware Foundation Aggressive Allocation Fund Standard Class	866	(66,533)	(65,667)
LVIP Delaware Foundation Aggressive Allocation Fund Service Class	198,277	(383,317)	(185,040)
LVIP Delaware Social Awareness Fund Standard Class	19,026	(53,805)	(34,779)
LVIP Delaware Social Awareness Fund Service Class	462,568	(540,261)	(77,693)
LVIP Delaware Special Opportunities Fund Service Class	601,735	(588,012)	13,723
LVIP Dimensional International Equity Managed Volatility Fund Standard Class	16,450	(98,374)	(81,924)
LVIP Dimensional International Equity Managed Volatility Fund Service Class	8,290,000	(428,951)	7,861,049
LVIP Dimensional International Core Equity Fund Standard Class	39,701	(1,977)	37,724
LVIP Dimensional International Core Equity Fund Service Class	741,124	(142,844)	598,280
LVIP Dimensional U.S. Core Equity 1 Fund Standard Class	47,475	(2,724)	44,751
LVIP Dimensional U.S. Core Equity 1 Fund Service Class	382,662	(450,653)	(67,991)

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Dimensional U.S. Core Equity 2 Fund Standard Class	54,738	(17)	54,721
LVIP Dimensional U.S. Core Equity 2 Fund Service Class	503,649	(131,191)	372,458
LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class	98,257	(77,798)	20,459
LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class	9,159,959	(759,274)	8,400,685
LVIP Dimensional/Vanguard Total Bond Fund Standard Class	83,106	(212,505)	(129,399)
LVIP Dimensional/Vanguard Total Bond Fund Service Class	9,272,550	(1,782,394)	7,490,156
LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class	17,720,561	(1,280,364)	16,440,197
LVIP Franklin Templeton Multi-Asset Opportunities Fund Service Class	165,014	(6,147)	158,867
LVIP Franklin Templeton Value Managed Volatility Fund Standard Class	72	(958)	(886)
LVIP Franklin Templeton Value Managed Volatility Fund Service Class	10,428,486	(1,041,141)	9,387,345
LVIP Global Conservative Allocation Managed Risk Fund Standard Class	5,094	(73)	5,021
LVIP Global Conservative Allocation Managed Risk Fund Service Class	9,666,403	(5,483,947)	4,182,456
LVIP Global Growth Allocation Managed Risk Fund Standard Class	41,462	(34,909)	6,553
LVIP Global Growth Allocation Managed Risk Fund Service Class	59,727,961	(13,145,257)	46,582,704
LVIP Global Income Fund Standard Class	5,445	—	5,445
LVIP Global Income Fund Service Class	6,564,009	(3,353,114)	3,210,895
LVIP Global Moderate Allocation Managed Risk Fund Standard Class	17,808	(4,957)	12,851
LVIP Global Moderate Allocation Managed Risk Fund Service Class	43,501,526	(12,153,249)	31,348,277
LVIP Goldman Sachs Income Builder Fund Standard Class	45	(45)	—
LVIP Goldman Sachs Income Builder Fund Service Class	229,903	(27,683)	202,220
LVIP Government Money Market Fund Standard Class	1,672,906	(2,017,542)	(344,636)
LVIP Government Money Market Fund Service Class	17,130,063	(18,597,170)	(1,467,107)
LVIP Invesco Diversified Equity-Income Managed Volatility Fund Service Class	8,881,635	(116,516)	8,765,119
LVIP Invesco Select Equity Managed Volatility Fund Standard Class	568	(389)	179
LVIP Invesco Select Equity Managed Volatility Fund Service Class	5,948,169	(408,210)	5,539,959
LVIP JPMorgan High Yield Fund Standard Class	3,700	(50)	3,650
LVIP JPMorgan High Yield Fund Service Class	3,981,141	(3,357,061)	624,080
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class	8,049	(1,867)	6,182
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class	10,144,514	(535,172)	9,609,342
LVIP Managed Risk Profile 2010 Fund Service Class	56,275	(109,696)	(53,421)
LVIP Managed Risk Profile 2020 Fund Service Class	43,609	(317,795)	(274,186)
LVIP Managed Risk Profile 2030 Fund Service Class	21,330	(94,693)	(73,363)
LVIP Managed Risk Profile 2040 Fund Service Class	48,114	(70,650)	(22,536)
LVIP MFS International Growth Fund Standard Class	5,429	(4,144)	1,285
LVIP MFS International Growth Fund Service Class	1,350,370	(1,343,899)	6,471
LVIP MFS International Equity Managed Volatility Fund Service Class	9,562,473	(319,639)	9,242,834
LVIP MFS Value Fund Standard Class	187	(3)	184
LVIP MFS Value Fund Service Class	1,601,688	(4,306,099)	(2,704,411)
LVIP Mondrian International Value Fund Standard Class	19,155	(108,728)	(89,573)
LVIP Mondrian International Value Fund Service Class	1,408,636	(1,914,413)	(505,777)
LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class	1,692,000	(84,457)	1,607,543
LVIP PIMCO Low Duration Bond Fund Standard Class	160,083	(18,660)	141,423
LVIP PIMCO Low Duration Bond Fund Service Class	17,729,670	(833,687)	16,895,983
LVIP Select Core Equity Managed Volatility Fund Standard Class	39,138	(20,383)	18,755
LVIP Select Core Equity Managed Volatility Fund Service Class	15,331,956	(390,738)	14,941,218
LVIP SSGA Bond Index Fund Standard Class	29,483	(3,085)	26,398
LVIP SSGA Bond Index Fund Service Class	4,329,189	(7,044,852)	(2,715,663)
LVIP SSGA Conservative Index Allocation Fund Service Class	1,382,818	(960,469)	422,349
LVIP SSGA Conservative Structured Allocation Fund Standard Class	42,366	(2,386)	39,980
LVIP SSGA Conservative Structured Allocation Fund Service Class	1,892,358	(2,412,300)	(519,942)
LVIP SSGA Developed International 150 Fund Standard Class	5,086	(912)	4,174
LVIP SSGA Developed International 150 Fund Service Class	1,610,751	(1,615,948)	(5,197)
LVIP SSGA Emerging Markets 100 Fund Standard Class	17,859	(4,648)	13,211
LVIP SSGA Emerging Markets 100 Fund Service Class	2,679,905	(1,092,604)	1,587,301
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class	22,477	(3,530)	18,947
LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class	9,092,824	(4,403,627)	4,689,197
LVIP SSGA International Index Fund Standard Class	49,750	(8,251)	41,499
LVIP SSGA International Index Fund Service Class	1,834,081	(2,819,967)	(985,886)
LVIP SSGA International Managed Volatility Fund Service Class	7,771,268	(229,286)	7,541,982
LVIP SSGA Large Cap 100 Fund Standard Class	10,412	(4,840)	5,572
LVIP SSGA Large Cap 100 Fund Service Class	903,568	(1,944,365)	(1,040,797)
LVIP SSGA Large Cap Managed Volatility Fund Standard Class	2,738	(2)	2,736

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Large Cap Managed Volatility Fund Service Class	8,437,383	(804,189)	7,633,194
LVIP SSGA Moderate Index Allocation Fund Service Class	1,613,456	(1,240,681)	372,775
LVIP SSGA Moderate Structured Allocation Fund Standard Class	17,102	—	17,102
LVIP SSGA Moderate Structured Allocation Fund Service Class	1,873,028	(5,174,955)	(3,301,927)
LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class	1,459,855	(1,587,597)	(127,742)
LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class	1,983,792	(2,011,425)	(27,633)
LVIP SSGA S&P 500 Index Fund Standard Class	136,075	(335,342)	(199,267)
LVIP SSGA S&P 500 Index Fund Service Class	6,003,893	(5,653,061)	350,832
LVIP SSGA Small-Cap Index Fund Standard Class	61,858	(9,752)	52,106
LVIP SSGA Small-Cap Index Fund Service Class	1,505,491	(1,779,595)	(274,104)
LVIP SSGA SMID Cap Managed Volatility Fund Standard Class	14,708	(6,429)	8,279
LVIP SSGA SMID Cap Managed Volatility Fund Service Class	9,919,638	(190,927)	9,728,711
LVIP SSGA Small-Mid Cap 200 Fund Standard Class	24,011	(11,870)	12,141
LVIP SSGA Small-Mid Cap 200 Fund Service Class	994,996	(563,815)	431,181
LVIP T. Rowe Price Growth Stock Fund Standard Class	5,009	(184)	4,825
LVIP T. Rowe Price Growth Stock Fund Service Class	4,819,759	(758,358)	4,061,401
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class	37,434	(32,288)	5,146
LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class	1,347,179	(417,088)	930,091
LVIP U.S. Growth Allocation Managed Risk Fund Standard Class	3,446	—	3,446
LVIP U.S. Growth Allocation Managed Risk Fund Service Class	24,692,694	—	24,692,694
LVIP Vanguard Domestic Equity ETF Fund Standard Class	10,727	(5,211)	5,516
LVIP Vanguard Domestic Equity ETF Fund Service Class	1,517,412	(789,766)	727,646
LVIP Vanguard International Equity ETF Fund Standard Class	36,202	(5,128)	31,074
LVIP Vanguard International Equity ETF Fund Service Class	1,985,173	(490,515)	1,494,658
LVIP VIP Mid Cap Managed Volatility Portfolio Standard Class	9,646	(619)	9,027
LVIP VIP Mid Cap Managed Volatility Portfolio Service Class	5,951,176	(25,803)	5,925,373
LVIP Wellington Capital Growth Fund Service Class	934,635	(2,511,144)	(1,576,509)
LVIP Wellington Mid-Cap Value Fund Service Class	661,314	(5,322,060)	(4,660,746)
Lord Abbett Bond Debenture Portfolio Class VC	667,148	(88,985)	578,163
Lord Abbett Developing Growth Portfolio Class VC	378,014	(101,229)	276,785
Lord Abbett Fundamental Equity Portfolio Class VC	18,995	(77,826)	(58,831)
Lord Abbett Short Duration Income Portfolio Class VC	1,199,844	(128,656)	1,071,188
MFS VIT Core Equity Series Service Class	130	(128,669)	(128,539)
MFS VIT Growth Series Initial Class	6,345	(12,256)	(5,911)
MFS VIT Growth Series Service Class	952,704	(423,731)	528,973
MFS VIT Total Return Series Initial Class	3,824	(69,761)	(65,937)
MFS VIT Total Return Series Service Class	12,669	(13,131)	(462)
MFS VIT Utilities Series Initial Class	19,388	(64,403)	(45,015)
MFS VIT Utilities Series Service Class	782,251	(1,035,628)	(253,377)
MFS VIT II Core Equity Portfolio Service Class	142,371	(23,587)	118,784
MFS VIT II International Value Series Initial Class	11,931	(3,885)	8,046
MFS VIT II International Value Series Service Class	882,615	(24,848)	857,767
Morgan Stanley UIF Growth Portfolio Class II	7,846	(12,749)	(4,903)
Neuberger Berman AMT Mid Cap Growth Portfolio I Class	1,254	(1,254)	—
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio I Class	47,958	(229,120)	(181,162)
Oppenheimer Global Fund/VA Service Shares	27,289	(62,644)	(35,355)
Oppenheimer International Growth Fund/VA Non-Service Shares	2,776	(1,507)	1,269
Oppenheimer International Growth Fund/VA Service Shares	597,962	(86,116)	511,846
Oppenheimer Main Street Small Cap Fund/VA Non-Service Shares	418,618	(415,140)	3,478
Oppenheimer Main Street Small Cap Fund/VA Service Shares	360,334	(14)	360,320
PIMCO VIT All Asset All Authority Portfolio Advisor Class	75,827	(44,830)	30,997
PIMCO VIT All Asset All Authority Portfolio Institutional Class	15,782	(2,200)	13,582
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class	425,539	(220,007)	205,532
PIMCO VIT CommodityRealReturn Strategy Portfolio Institutional Class	4,619	—	4,619
PIMCO VIT Emerging Markets Bond Portfolio Advisor Class	107,072	(38,986)	68,086
PIMCO VIT Emerging Markets Bond Portfolio Institutional Class	702	(5)	697
PIMCO VIT Unconstrained Bond Portfolio Advisor Class	266,298	(48,521)	217,777
PIMCO VIT Unconstrained Bond Portfolio Institutional Class	9,327	(7,093)	2,234
Putnam VT Absolute Return 500 Fund Class IA	943	—	943
Putnam VT Absolute Return 500 Fund Class IB	244,290	(85,003)	159,287
Putnam VT Global Health Care Fund Class IA	1,957	(18)	1,939
Putnam VT Global Health Care Fund Class IB	495,951	(165,486)	330,465

Lincoln Life Variable Annuity Account N

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Putnam VT Growth & Income Fund Class IB	1,215	(22,775)	(21,560)
Putnam VT Income Fund Class IB	236,081	(22,029)	214,052
SIPT VP Market Growth Strategy Fund Class III	113,531	(55,779)	57,752
SIPT VP Market Plus Strategy Fund Class III	52,215	(11,553)	40,662
Templeton Foreign VIP Fund Class 1	141	(76)	65
Templeton Foreign VIP Fund Class 4	153,422	(36,668)	116,754
Templeton Global Bond VIP Fund Class 1	109,810	(43,380)	66,430
Templeton Global Bond VIP Fund Class 2	864,808	(3,412,816)	(2,548,008)
Templeton Global Bond VIP Fund Class 4	1,048,357	(70,813)	977,544
Templeton Growth VIP Fund Class 2	144,861	(486,615)	(341,754)
Transparent Value Directional Allocation VI Portfolio Class I	109	(186)	(77)
Transparent Value Directional Allocation VI Portfolio Class II	434,383	(738,329)	(303,946)
UIF Global Infrastructure Portfolio Class I	228	—	228
UIF Global Infrastructure Portfolio Class II	376,027	(170,504)	205,523
VanEck VIP Global Hard Assets Fund Class S Shares	232,428	(63,311)	169,117
VanEck VIP Global Hard Assets Fund Initial Class Shares	36,491	(16,648)	19,843
Virtus Equity Trend Series Class A	318,324	(204,597)	113,727
Virtus Equity Trend Series Class I	—	(14,402)	(14,402)
Virtus Multi-Sector Fixed Income Series Class A	575,275	(46,697)	528,578
Virtus Multi-Sector Fixed Income Series Class I	17,809	(16,546)	1,263

7. Subsequent Event

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
and

Contract Owners of Lincoln Life Variable Annuity Account N

We have audited the accompanying statements of assets and liabilities of Lincoln Life Variable Annuity Account N ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2016, and the related statements of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2016, by correspondence with the fund companies, or their transfer agent, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln Life Variable Annuity Account N at December 31, 2016, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania
April 7, 2017

Lincoln Life Variable Annuity Account N
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) List of Financial Statements
1. Part A
The Table of Condensed Financial Information is included in Part A of this Registration Statement.
2. Part B
The following financial statements for the Variable Account are included in Part B of this Registration Statement:
Statement of Assets and Liabilities - December 31, 2016
Statement of Operations - Year ended December 31, 2016
Statements of Changes in Net Assets - Years ended December 31, 2016 and 2015
Notes to Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
3. Part B
The following consolidated financial statements for The Lincoln National Life Insurance Company are included in Part B of this Registration Statement:
Consolidated Balance Sheets - Years ended December 31, 2016 and 2015
Consolidated Statements of Comprehensive Income (Loss) - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Stockholder’s Equity - Years ended December 31, 2016, 2015 and 2014
Consolidated Statements of Cash Flows - Years ended December 31, 2016, 2015 and 2014
Notes to Consolidated Financial Statements - December 31, 2016
Report of Independent Registered Public Accounting Firm
(b) List of Exhibits
(1) Resolutions of the Board of Directors of The Lincoln National Life Insurance Company establishing Separate Account N incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-40937) filed on November 25, 1997.
(2) None
(3)(a) Selling Group Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(b) Amendment to Selling Group Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-40937) filed on April 29, 1999.
(c) Amendment to Schedule A of Selling Group Agreement dated February 14, 2000 is incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-40937) filed on April 19, 2000.
(e) Selling Group for ChoicePlus Assurance is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(f) ChoicePlus Selling Agreement with Affiliates is incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(g) Amended and Restated Principal Underwriting Agreement dated May 1, 2007 between The Lincoln National Life Insurance Company and Lincoln Financial Distributors, Inc. incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
(4)(a) Variable Annuity Contract incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Estate Enhancement Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.

(c) Income4Life Solution (IRA) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(d) Income4Life Solution (NQ) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(e) Annuity Payment Option Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(f) Interest Adjusted Fixed Account Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(g) 1% Step-Up Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(h) 1% Estate Enhancement Death Benefit Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(i) Persistency Credit Rider incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(j) DCA Fixed Account Rider incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(k) Accumulation Benefit Enhancement (ABE) Rider incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(l) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-61554) filed on October 11, 2002.
(m) Estate Enhancement Benefit Rider with 5% Step-Up Death Benefit incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(n) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-61554) filed on October 11, 2002
(o) Amendment for IRA Retirement Plan (AE-283) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(p) Amendment for Roth IRA Retirement Plan (AE-284) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(q) Contract Benefit Data (I4LA-CB 8/02) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(r) Contract Benefit Data (I4LA-CB-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(s) Variable Annuity Income Rider (I4LA-Q) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(t) Variable Annuity Income Rider (I4LA-NQ) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(u) Variable Annuity Income Rider (I4LA-NQ 10/02) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(v) Variable Annuity Income Rider (I4LA-Q-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(w) Variable Annuity Income Rider (I4LA-NQ-PR) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(x) Variable Annuity Rider (32793) incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(y) ABE prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(z) 1% step-up and EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
B-2

(aa) EEB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(bb) 1% step-up and DB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(cc) EGMDB prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(dd) GOP prorate Rider incorporated herein by reference to Post-Effective Amendment No. 6 (File No. 333-61554) filed on April 24, 2003.
(ee) Variable Annuity Income Rider (I4L-NQ-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(ff) Variable Annuity Income Rider (I4L-NQ 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(gg) Variable Annuity Income Rider (I4L-Q-PR 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(hh) Variable Annuity Income Rider (I4L-Q 8/03) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(ii) Variable Annuity Rider (32793 HWM 4/04) incorporated herein by reference to Post-Effective Amendment No. 15 (File No. 333-18419) filed on May 28, 2004.
(jj) Variable Annuity Income Rider (i4LA-NQ 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(kk) Variable Annuity Income Rider (i4LA-Q 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(ll) Variable Annuity Income Rider (i4LA-NQ-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(mm) Variable Annuity Income Rider (i4LA-Q-PR 9/05) incorporated herein by reference to Post-Effective Amendment No. 12 (File No. 333-35784) filed on June 20, 2005.
(nn) Guaranteed Income Later Rider (4LATER 2/06) incorporated herein by reference to Post-Effective Amendment No. 23 (File No. 333-36316) filed on April 4, 2006.
(oo) Guaranteed Income Benefit Rider (GIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(pp) Guaranteed Income Benefit Rider (IGIB 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(qq) Contract Benefit Data (CBD 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(rr) Allocation Amendment (AR503 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(ss) Variable Annuity Payment Option Rider (I4LA-Q 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(tt) Variable Annuity Payment Option Rider (I4LA-NQ 1/06) incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-40937) filed on April 22, 2006.
(uu) Variable Annuity Rider (32793 7/06) incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-61554) filed on December 21, 2006.
(vv) Variable Annuity Payment Option Rider (I4LA-Q 1/07) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-61554) filed on April 17, 2007.
(ww) Variable Annuity Death Benefit Rider (DB-3 1/06) incorporated herein by reference to Post-Effective Amendment No. 18 (File No. 333-61554) filed on April 17, 2007.
(xx) Variable Annuity Living Benefits Rider (AR-512 2/08) incorporated herein by reference to Post-Effective Amendment No. 24 (File No. 333-61554) filed on December 18, 2007.
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(yy) Variable Annuity Living Benefits Rider (AR-512 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(zz) Variable Annuity Living Benefits Rider (AR-512P 1/09) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(a-3) Guaranteed Income Benefit Rider (AGIB 6/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(b-3) Section 403(b) Annuity Endorsement (32481-I-12/08) incorporated herein by reference to Post-Effective Amendment No. 26 (File No. 333-63505) filed on April 3, 2009.
(c-3) Variable Annuity Living Benefits Rider (LINC 2.0) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(d-3) Guaranteed Income Benefit Rider (GIB v4) (AR-528 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(e-3) Contract Benefit Data (CBD 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(f-3) Variable Annuity Payment Option Rider (I4LA-NQ 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(g-3) Variable Annuity Payment Option Rider (I4LA-Q 8/10) incorporated herein by reference to Post-Effective Amendment No. 44 (File No. 333-40937) filed on October 28, 2010.
(h-3) Long-Term Care Benefits Rider (AR 518 3/10 Level) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(i-3) Long-Term Care Benefits Rider (AR 519 3/10 Growth) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(j-3) Contract Amendment for LTC Benefits (AA 531 3/10) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(k-3) LTC Fixed Account Rider (AR 532) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(m-3) LTC Benefit Specifications (AS 533) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(m-3) Long-Term Care Coverage Endorsement (AE 517) incorporated herein by reference to Post-Effective Amendment No. 19 (File No. 333-138190) filed on December 22, 2010.
(n-3) Variable Annuity Contract (30070-B) incorporated herein by reference to Post-Effective Amendment No. 3 (File No. 333-36304) filed on August 8, 2001.
(o-3) Variable Annuity Living Benefit Rider (LINC 2 + Protected Funds) (AR-529 8/10) incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-170695) filed January 30, 2012.
(p-3) Guaranteed Income Later Rider (4LATER Adv Protected Funds) (AR-547 3/12) incorporated herein by reference to Registration on Form N-4 (File No. 333-181612) filed on May 23, 2012.
(q-3) Contract Amendment – Maturity Date (AR-554 10/14) incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-181616) filed on April 8, 2015.
(r-3) Variable Annuity Living Benefits Rider (Market Select Advantage) (AR-587) incorporated herein by reference to Post-Effective Amendment No. 55 (File No. 333-63505) filed on October 1, 2015.
(s-3) Variable Annuity Living Benefit Rider (Market Select Advantage) (AR-591) incorporated herein by reference to Post-Effective Amendment No. 63 (File No. 333-40937) filed on April 12, 2016.
(5)(a) ChoicePlus II Advance Application incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-61554) filed on April 11, 2002.
(b) ChoicePlus Assurance (L Share) Application (CPAL 1/08) incorporated herein by reference to Post-Effective No. 25 (File No. 333-61554) filed on April 10, 2008.
(6)(a) Articles of Incorporation of The Lincoln National Life Insurance Company are incorporated herein by reference to Pre-Effective Amendment No. 1 (File No. 333-04999) filed on September 24, 1996.
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(b) By-laws of The Lincoln National Life Insurance Company are incorporated herein by reference to Post-Effective Amendment No. 3 on Form N-6 (File No. 333-118478) filed on April 5, 2007.
(7)(a) Automatic Indemnity Reinsurance Agreement Amended and Restated as of October 1, 2009 between The Lincoln National Life Insurance Company and Lincoln National Reinsurance Company (Barbados) Limited incorporated herein by reference to Post-Effective Amendment No. 43 (File No. 033-26032) filed on April 7, 2010.
(i) Amendments to the Automatic Indemnity Reinsurance Agreement incorporated herein by reference to Post-Effective Amendment No. 28 (File No. 333-138190) filed on November 5, 2013.
(b) Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 5 (File No. 333-138190) filed on April 8, 2008.
(i) Amendments to Automatic Reinsurance Agreement effective July 1, 2007 between The Lincoln National Life Insurance Company and Swiss Re Life & Health America Inc. incorporated herein by reference to Post-Effective Amendment No. 40 (File No. 333-40937) filed on April 7, 2010.
(c) Third Amended and Restated Reinsurance Agreement between The Lincoln National Life Insurance Company and Union Hamilton Reinsurance, LTD incorporated herein by reference to Post-Effective Amendment No. 17 (File No. 333-170529) filed on April 26, 2016.
(8)(a) Fund Participation Agreements and Amendments between The Lincoln National Life Insurance Company and:
(i) AIM (Invesco) Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(ii) AllianceBernstein Variable Products Series Fund incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(iii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(iv) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(v) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(vi) Deutsche Investments VIT Funds incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(vii) Deutsche Variable Series II incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(viii) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(ix) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(x) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 13 on Form N-6 (File No. 333-146507) filed on April 1, 2010.
(xi) JPMorgan Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xii) Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investor Services, LLC, and Legg Mason Partners Fund Advisor, LLC incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xiii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 24 on Form N-6 (File No. 333-146507) filed on April 1, 2016.
(xiv) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
(xv) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 21 on Form N-6 (File No. 333-146507) filed on April 2, 2013.
(xvi) PIMCO Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 23 on Form N-6 (File No. 333-146507) filed on April 1, 2015.
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(xvii) Putnam Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xviii) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 26 on Form N-6 (File No. 333-146507) filed on April 3, 2017.
(xix) First Trust Variable Insurance Trust and First Trust Portfolios, L.P. incorporated herein by reference to Post-Effective Amendment No. 9 (File No. 333-193272) filed on April 13, 2016.
(xx) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015; amendment incorporated herein by reference to Post-Effective Amendment No. 2 (File No. 333-193272) filed on June 4, 2015.
(b) Rule 22c-2 Agreements between The Lincoln National Life Insurance Company and:
(i) AIM Variable Insurance Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ii) American Funds Insurance Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(iii) BlackRock Variable Series Funds, Inc. incorporated herein by reference to Post-Effective Amendment No. 22 (File No. 333-68842) filed on June 22, 2009.
(iv) Delaware VIP Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(v) Fidelity Variable Insurance Products incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vi) Franklin Templeton Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(vii) Janus Aspen Series incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(viii) Lincoln Variable Insurance Products Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(ix) MFS Variable Insurance Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(x) Neuberger Berman Advisers Management Trust incorporated herein by reference to Post-Effective Amendment No. 57 (File No. 333-36316) filed on March 30, 2012.
(xi) American Century Investment Services, Inc. incorporated herein by reference to Post-Effective Amendment No. 29 (File No. 333-61554) filed on March 16, 2009.
(xii) Putnam Variable Trust incorporated herein by reference to Post-Effective Amendment No. 30 (File No. 333-36304) filed on May 29, 2008.
(xiii) ALPS Variable Investment Trust incorporated herein by reference to Post-Effective Amendment No. 1 (File No. 333-193272) filed on April 28, 2015.
(c) Accounting and Financial Administration Services Agreement dated October 1, 2007 among Mellon Bank, N.A., The Lincoln National Life Insurance Company and Lincoln Life & Annuity Company of New York is incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-147673), filed on November 28, 2007.
(9)(a) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Pre-effective Amendment No. 1 (File No. 333-61554) filed on August 17, 2001.
(b) Opinion and Consent of Mary Jo Ardington, Counsel of The Lincoln National Life Insurance Company as to legality of securities being issued incorporated herein by reference to Post-Effective Amendment No. 7 (File No. 333-61554) filed on April 15, 2004.
(10)(a) Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm
(b) Power of Attorney - Principal Officers and Directors of The Lincoln National Life Insurance Company
(11) Not applicable
(12) Not applicable
(13) Organizational Chart of the Lincoln National Insurance Holding Company System incorporated herein by reference to Post-Effective Amendment No. 42 (File No. 333-138190) filed on February 22, 2017.
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Item 25. Directors and Officers of the Depositor
The following list contains the officers and directors of The Lincoln National Life Insurance Company who are engaged directly or indirectly in activities relating to Lincoln Life Variable Annuity Account N as well as the contracts. The list also shows The Lincoln National Life Insurance Company's executive officers.
Name	Positions and Offices with Depositor
Ellen G. Cooper*	Executive Vice President, Chief Investment Officer and Director
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Randal J. Freitag*	Executive Vice President, Chief Financial Officer and Director
Wilford H. Fuller*	Executive Vice President and Director
Dennis R. Glass*	President and Director
Andrea D. Goodrich*	Senior Vice President and Secretary
Christine Janofsky*	Senior Vice President, Chief Accounting Officer and Controller
Keith J. Ryan**	Vice President and Director
Joseph D. Spada***	Vice President and Chief Compliance Officer for Separate Accounts
*Principal business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal business address is 1300 South Clinton Street, Fort Wayne, Indiana 46802
***Principal business address is 350 Church Street, Hartford, Connecticut 06096
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant
See Exhibit 13: Organizational Chart of the Lincoln National Insurance Holding Company System.
Item 27. Number of Contractowners
As of February 28, 2017 there were 357,341 contract owners under Account N.
Item 28. Indemnification
a) Brief description of indemnification provisions.
In general, Article VII of the By-Laws of The Lincoln National Life Insurance Company (Lincoln Life or Company) provides that Lincoln Life will indemnify certain persons against expenses, judgments and certain other specified costs incurred by any such person if he/she is made a party or is threatened to be made a party to a suit or proceeding because he/she was a director, officer, or employee of Lincoln Life, as long as he/she acted in good faith and in a manner he/she reasonably believed to be in the best interests of, or act opposed to the best interests of, Lincoln Life. Certain additional conditions apply to indemnification in criminal proceedings.
In particular, separate conditions govern indemnification of directors, officers, and employees of Lincoln Life in connection with suits by, or in the right of, Lincoln Life.
Please refer to Article VII of the By-Laws of Lincoln Life (Exhibit no. 6(b) hereto) for the full text of the indemnification provisions. Indemnification is permitted by, and is subject to the requirements of, Indiana law.
b) Undertaking pursuant to Rule 484 of Regulation C under the Securities Act of 1933:
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 28(a) above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
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Item 29. Principal Underwriter
(a) Lincoln Financial Distributors, Inc. (“LFD”) currently serves as Principal Underwriter for: Lincoln National Variable Annuity Account C; Lincoln National Flexible Premium Variable Life Account D; Lincoln National Variable Annuity Account E; Lincoln National Flexible Premium Variable Life Account F; Lincoln National Flexible Premium Variable Life Account G; Lincoln National Variable Annuity Account H; Lincoln Life & Annuity Variable Annuity Account H; Lincoln Life Flexible Premium Variable Life Account J; Lincoln Life Flexible Premium Variable Life Account K; Lincoln National Variable Annuity Account L; Lincoln Life & Annuity Variable Annuity Account L; Lincoln Life Flexible Premium Variable Life Account M; Lincoln Life & Annuity Flexible Premium Variable Life Account M; Lincoln Life Variable Annuity Account N; Lincoln New York Account N for Variable Annuities; Lincoln Life Variable Annuity Account Q; Lincoln Life Flexible Premium Variable Life Account R; LLANY Separate Account R for Flexible Premium Variable Life Insurance; Lincoln Life Flexible Premium Variable Life Account S; LLANY Separate Account S for Flexible Premium Variable Life Insurance; Lincoln Life Variable Annuity Account T; Lincoln Life Variable Annuity Account W; and Lincoln Life Flexible Premium Variable Life Account Y and Lincoln Life & Annuity Flexible Premium Variable Life Account Y; Lincoln Life Variable Annuity Account JF-H; Lincoln Life Variable Annuity Account JF-I; Lincoln Life Flexible Premium Variable Life Account JF-A; Lincoln Life Flexible Premium Variable Life Account JF-C; Lincoln Life Variable Annuity Account JL-A; Lincoln Life & Annuity Flexible Premium Variable Life Account JA-B; Lincoln Variable Insurance Products Trust; Lincoln Advisors Trust.
(b) Officers and Directors of Lincoln Financial Distributors, Inc.:
Name	Positions and Offices with Underwriter
Andrew J. Bucklee*	Senior Vice President and Director
Patrick J. Caulfield**	Vice President, Chief Compliance Officer and Senior Counsel
Jeffrey D. Coutts*	Senior Vice President and Treasurer
Wilford H. Fuller*	President, Chief Executive Officer and Director
John C. Kennedy*	Senior Vice President, Head of Retirement Solutions Distribution, and Director
Thomas P. O'Neill*	Senior Vice President and Chief Operating Officer
Christopher P. Potochar*	Senior Vice President and Director, Head of Finance and Strategy
Nancy A. Smith*	Secretary
*Principal Business address is Radnor Financial Center, 150 Radnor Chester Road, Radnor, PA 19087
**Principal Business address is 350 Church Street, Hartford, CT 06103
(c) N/A
Item 30. Location of Accounts and Records
All accounts, books, and other documents, except accounting records, required to be maintained by Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by The Lincoln National Life Insurance Company, 1300 South Clinton Street, Fort Wayne, Indiana 46802. The accounting records are maintained by The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, PA 15258.
Item 31. Management Services
Not Applicable.
Item 32. Undertakings
(a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b) Registrant undertakes that it will include either (1) as part of any application to purchase a Certificate or an Individual Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or a similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.
(c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Lincoln Life at the address or phone number listed in the Prospectus.
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(d) The Lincoln National Life Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by The Lincoln National Life Insurance Company.
(e) Registrant hereby represents that it is relying on the American Council of Life Insurance (avail. Nov. 28, 1988) no-action letter with respect to Contracts used in connection with retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and represents further that it will comply with the provisions of paragraphs (1) through (4) set forth in that no-action letter.
SIGNATURES
(a) As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 69 to the Registration Statement to be signed on its behalf, in the City of Hartford, and State of Connecticut on this 19th day of April, 2017.
Lincoln Life Variable Annuity Account N (Registrant) Lincoln ChoicePlusSM II Advance and Lincoln ChoicePlus AssuranceSM (L Share)
By:	/s/ Kimberly A. Genovese Kimberly A. Genovese Assistant Vice President, The Lincoln National Life Insurance Company (Title)
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY (Depositor)
By:	/s/ Stephen R. Turer Stephen R. Turer (Signature-Officer of Depositor) Senior Vice President, The Lincoln National Life Insurance Company (Title)
(b) As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in their capacities indicated on April 19, 2017.
Signature	Title
* Dennis R. Glass	President and Director (Principal Executive Officer)
* Ellen Cooper	Executive Vice President, Chief Investment Officer and Director
* Randal J. Freitag	Executive Vice President, Chief Financial Officer and Director (Principal Financial Officer)
* Wilford H. Fuller	Executive Vice President and Director
* Keith J. Ryan	Vice President and Director
*By: /s/ Kimberly A. Genovese Kimberly A. Genovese	Pursuant to a Power of Attorney
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